(2_FIDELITY_LOGOS)FIDELITY
SELECT
PORTFOLIOS(REGISTERED TRADEMARK)
AIR TRANSPORTATION
AMERICAN GOLD
AUTOMOTIVE
BIOTECHNOLOGY
BROKERAGE AND INVESTMENT MANAGEMENT
CHEMICALS
COMPUTERS
CONSTRUCTION AND HOUSING
CONSUMER INDUSTRIES
CYCLICAL INDUSTRIES *
DEFENSE AND AEROSPACE
DEVELOPING COMMUNICATIONS
ELECTRONICS
ENERGY
ENERGY SERVICE
ENVIRONMENTAL SERVICES
FINANCIAL SERVICES
FOOD AND AGRICULTURE
HEALTH CARE
HOME FINANCE
INDUSTRIAL EQUIPMENT
INDUSTRIAL MATERIALS
INSURANCE
LEISURE
MEDICAL DELIVERY
MONEY MARKET
MULTIMEDIA
NATURAL GAS
NATURAL RESOURCES *
PAPER AND FOREST PRODUCTS
PRECIOUS METALS AND MINERALS
REGIONAL BANKS
RETAILING
SOFTWARE AND COMPUTER SERVICES
TECHNOLOGY
TELECOMMUNICATIONS
TRANSPORTATION
UTILITIES GROWTH
ANNUAL REPORT
FOR THE YEAR ENDING
FEBRUARY 28, 1997
AND
PROSPECTUS
DATED APRIL 29, 1997
* Prospectus only
CONTENTS


PERFORMANCE OVERVIEW AND    A-2
MARKET RECAP

FUND UPDATES*

CONSUMER SECTOR             A-4     CONSUMER INDUSTRIES (FORMERLY CONSUMER
                            A-10    PRODUCTS)
                            A-16    FOOD AND AGRICULTURE
                            A-22    LEISURE
                            A-28    MULTIMEDIA
                                    RETAILING

CYCLICALS SECTOR            A-34    AIR TRANSPORTATION
                            A-39    AUTOMOTIVE
                            A-44    CHEMICALS
                            A-50    CONSTRUCTION AND HOUSING
                            A-56    DEFENSE AND AEROSPACE
                            A-62    ENVIRONMENTAL SERVICES
                            A-68    INDUSTRIAL EQUIPMENT
                            A-74    INDUSTRIAL MATERIALS
                            A-80    PAPER AND FOREST PRODUCTS
                            A-86    TRANSPORTATION

FINANCIAL SERVICES SECTOR   A-91    BROKERAGE AND INVESTMENT MANAGEMENT
                            A-97    FINANCIAL SERVICES
                            A-102   HOME FINANCE
                            A-109   INSURANCE
                            A-115   REGIONAL BANKS

HEALTH CARE SECTOR          A-121   BIOTECHNOLOGY
                            A-127   HEALTH CARE
                            A-134   MEDICAL DELIVERY

NATURAL RESOURCES SECTOR    A-140   AMERICAN GOLD
                            A-146   ENERGY
                            A-152   ENERGY SERVICE
                            A-158   PRECIOUS METALS AND MINERALS

* FUND UPDATES FOR EACH SELECT PORTFOLIO INCLUDE: PERFORMANCE AND
INVESTMENT SUMMARY, MANAGER'S OVERVIEW, INVESTMENTS, AND FINANCIAL
STATEMENTS.

TECHNOLOGY SECTOR                       A-165   COMPUTERS
                                        A-171   DEVELOPING COMMUNICATIONS
                                        A-177   ELECTRONICS
                                        A-183   SOFTWARE AND COMPUTER SERVICES
                                        A-189   TECHNOLOGY

UTILITIES SECTOR                        A-196   NATURAL GAS
                                        A-202   TELECOMMUNICATIONS
                                        A-208   UTILITIES GROWTH

                                        A-214   MONEY MARKET

NOTES TO FINANCIAL STATEMENTS           A-221   FOOTNOTES TO THE FINANCIAL STATEMENTS

REPORT OF INDEPENDENT ACCOUNTANTS       A-225   THE AUDITORS' OPINION

DISTRIBUTIONS                           A-226

FIDELITY SELECT PORTFOLIOS PROSPECTUS   P-1


To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will begin eliminating duplicate copies of most financial reports and prospectuses to most households, even if they have more than one account in the fund. If additional copies of financial reports, prospectuses or historical account information are needed, please call 1-800-544-6666.
THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUNDS. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUNDS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUNDS NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK. PERFORMANCE OVERVIEW


DEAR SHAREHOLDER:
While the 12-month period that ended February 28, 1997, provided generally positive returns for equity investors, the market's outstanding performance stemmed from the strength of a narrow group of sectors. The Standard & Poor's 500 Index (S&P 500) returned 26.16% during the period - including reinvested dividends - well above its historical annual average of about 12%. Seven of our 35 Select equity portfolios outperformed the S&P 500. Three produced negative returns. The best-performing portfolio was Home Finance, which generated a return of 47.50%, while Air Transportation performed worst, losing 15.06%.
The market's gains for the past 12 months were largely due to the robust performance of blue chip stocks. Solid corporate earnings reports, large cash inflows into mutual funds, widespread optimism and a generally favorable interest rate environment propelled share prices higher. Large-capitalization stocks thrived as investors sought their lower volatility and higher degree of liquidity over smaller-cap stocks. While short-term confusion over the direction of interest rates created a volatile backdrop in the summer months, stocks rallied again when the Federal Reserve Board left short-term interest rates unchanged. In late February, the market lost some of its steam when Fed Chairman Alan Greenspan testified before Congress and reiterated the Fed's bias toward raising short-term rates as a way to pre-empt latent inflation that might arise later in 1997 due to a tight labor market.
In general, CYCLICALS - those companies whose profitability levels tend to rise and fall with the economy - performed well, helped by continued economic expansion that coincided with virtually no signs of inflationary pressures. However, Paper and Forest Products was plagued by increasing inventories and reduced pricing power. While increased demand for commercial aircraft helped Defense and Aerospace, stock performance trailed off as investors became wary that the consolidation activity in the industry might be nearing an end. Rising oil prices and two major airliner crashes bedeviled the Air Transportation fund.
With the economy purring along, the public's steady spending helped stocks in the CONSUMER sector. At the same time, Christmas sales reports that met, but didn't beat, expectations caused a momentary blip for stocks in Retailing. Price competition and investment alternatives posting stronger earnings growth hurt the performance of stocks in Food and Agriculture. Stocks in the HEALTH CARE sector benefited from new product introductions and increased pharmaceutical sales. On the other hand, Biotechnology had a difficult year, as promising research efforts have not yet produced tangible results for many of the industry's smaller, less-developed companies. Cost cutting and consolidation among HMOs and hospitals, as well as the prospect of reductions in government entitlement spending for long-term care providers, were the main factors hurting Medical Delivery's performance.
The TECHNOLOGY sector's year could be divided into two halves. Stocks in the sector suffered from a sharp correction in the late spring of 1996 that arose from dampened demand and excess inventory. However, over the second part of the period, inventories were taken down and demand spiked upward. For Software and Computer Services, most stocks except for software giant Microsoft didn't recover as well as the rest of the sector. Stocks in the Developing Communications industry faced some adversity due to uncertainty over who would win out in an increasingly competitive environment. Companies in the FINANCIAL SERVICES sector were strong performers, helped by low interest rates, moderate growth, subdued inflation and strong cash flows into the capital markets. Brokerage and Investment Management reaped the benefits of strong equity market performance. Solid business prospects and strong earnings helped Home Finance, Regional Banks, Financial Services and Insurance post strong returns.
Stocks in the NATURAL RESOURCES sector suffered from a sharp depreciation in the price of gold during the second half of 1996. Energy stocks benefited from oil and natural gas prices that were strong through much of the year. However, energy prices tailed off in early 1997 due to winter weather that was warmer than usual. Energy Service outpaced the S&P 500 due to tight capacity and strong, sustained demand for fossil fuels.
The UTILITIES sector continued to lag the overall market, as uncertainty over deregulation and resultant competitive pressures continued to cast a shadow. In addition, utility stocks tend to track the bond market, which markedly underperformed stocks over the 12-month period.
At the beginning of March 1997, we stand pretty much where we have over the past two years. Domestic stocks remain at high valuations, with the market's advance encompassing, for the most part, only the largest, most liquid names. For the extended market rally to continue, companies will have to report strong earnings growth and interest rates will have to remain relatively stable. That might be difficult. Potential hikes in short-term interest rates by the Fed could bring on higher borrowing costs for corporations, slow the economy and make alternatives to equity investments more attractive. In addition, a tight labor market in the U.S. could put pressure on profit margins at a time when companies are already facing limited pricing power. Of course, the market has overcome concerns such as these as it has continued its relentless climb upward over the past two years. Only time will tell.
In the pages that follow, you'll find detailed summaries of the portfolios. We hope that you will use them to evaluate your investments. Thank you very much for your continued interest in the Fidelity Select Portfolios. Sincerely,
Robert J. Haber
Director, U.S. Equity Research
Select Group Leader
CUMULATIVE TOTAL RETURNS
FOR THE YEAR ENDED FEBRUARY 28, 1997
Row: 1, Col: 1, Value: 47.5
Row: 2, Col: 1, Value: 44.27
Row: 3, Col: 1, Value: 43.33
Row: 4, Col: 1, Value: 35.54
Row: 5, Col: 1, Value: 34.67
Row: 6, Col: 1, Value: 32.26000000000001
Row: 7, Col: 1, Value: 28.28
Row: 8, Col: 1, Value: 26.16
Row: 9, Col: 1, Value: 23.97
Row: 10, Col: 1, Value: 20.6
Row: 11, Col: 1, Value: 20.41
Row: 12, Col: 1, Value: 20.35
Row: 13, Col: 1, Value: 19.59
Row: 14, Col: 1, Value: 18.64
Row: 15, Col: 1, Value: 18.25
Row: 16, Col: 1, Value: 18.13
Row: 17, Col: 1, Value: 16.93
Row: 18, Col: 1, Value: 16.14
Row: 19, Col: 1, Value: 15.87
Row: 20, Col: 1, Value: 15.86
Row: 21, Col: 1, Value: 15.06
Row: 22, Col: 1, Value: 13.59
Row: 23, Col: 1, Value: 12.69
Row: 24, Col: 1, Value: 12.64
Row: 25, Col: 1, Value: 12.45
Row: 26, Col: 1, Value: 10.87
Row: 27, Col: 1, Value: 10.5
Row: 28, Col: 1, Value: 10.14
Row: 29, Col: 1, Value: 7.85
Row: 30, Col: 1, Value: 6.1
Row: 31, Col: 1, Value: 5.85
Row: 32, Col: 1, Value: 4.67
Row: 33, Col: 1, Value: 1.34
Row: 34, Col: 1, Value: -4.52
Row: 35, Col: 1, Value: -6.26
Row: 36, Col: 1, Value: -15.06
Home Finance 47.50%Brokerage and Investment Management 44.27%Regional Banks 43.33%Financial Services 35.54%Electronics 34.67%Energy Service 32.26%Insurance 28.28%S&P 500 26.16%Computers 23.97%Automotive 20.60%Health Care 20.41%Energy 20.35%Retailing 19.59%Construction and Housing 18.64%Industrial Equipment 18.25%Utilities Growth 18.13%Environmental Services 16.93%Software and Computer Services 16.14%Defense and Aerospace 15.87%Consumer Industries 15.81%Chemicals 15.06%Food and Agriculture 13.59%Industrial Materials 12.69%Technology 12.64%Natural Gas 12.45%Paper and Forest Products 10.87%Medical Delivery 10.50%Leisure 10.14%Telecommunications 7.85%American Gold 6.10%Biotechnology 5.85%Transportation 4.67%Developing Communications 1.34%Multimedia -4.52%Precious Metals and Minerals -6.26%Air Transportation -15.06%
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. TOTAL RETURNS INCLUDE CHANGES IN A FUND'S SHARE PRICE, PLUS REINVESTMENT OF ANY DIVIDENDS AND CAPITAL GAINS BUT DO NOT INCLUDE SELECT'S 3% SALES CHARGE, AND CERTAIN FEES PAID BY SHAREHOLDERS UPON EXCHANGE OR REDEMPTION. FIGURES FOR THE STANDARD & POOR'S 500 INDEX
(S&P 500 (registered trademark)), AN UNMANAGED INDEX OF COMMON STOCK PRICES, INCLUDE REINVESTMENT OF DIVIDENDS. S&P 500 IS A REGISTERED TRADEMARK OF STANDARD & POOR'S. ALL PERFORMANCE NUMBERS ARE HISTORICAL; EACH EQUITY FUND'S SHARE PRICE AND RETURN WILL VARY AND SHAREHOLDERS MAY HAVE A GAIN OR LOSS WHEN THEY SELL THEIR SHARES. IF FMR HAD NOT REIMBURSED CERTAIN FUND EXPENSES FOR SOME OF THE FUNDS, THOSE RETURNS WOULD HAVE BEEN LOWER.
CONSUMER INDUSTRIES PORTFOLIO (FORMERLY CONSUMER PRODUCTS PORTFOLIO) PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value), but does not include certain fees paid by shareholders upon exchange or redemption. If Fidelity had not reimbursed certain fund expenses, the past five year and life of fund total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED                   PAST 1   PAST 5    LIFE OF
FEBRUARY 28, 1997               YEAR     YEARS     FUND

CONSUMER INDUSTRIES             15.81%   84.68%    163.43%

CONSUMER INDUSTRIES             12.33%   79.14%    155.53%
(INCL. 3% SALES CHARGE)

S&P 500                         26.16%   118.75%   167.01%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years, or since the fund started on June 29, 1990. You can compare the fund's returns to the performance of the S&P 500 - a widely recognized, unmanaged index of common stocks. This benchmark reflects reinvestment of dividends and capital gains, if any, and excludes the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED             PAST 1   PAST 5   LIFE OF
FEBRUARY 28, 1997         YEAR     YEARS    FUND

CONSUMER INDUSTRIES       15.81%   13.05%   15.61%

CONSUMER INDUSTRIES       12.33%   12.37%   15.09%
(INCL. 3% SALES CHARGE)

S&P 500                   26.16%   16.94%   15.85%

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

UNDERSTANDING PERFORMANCE
How a fund did yesterday is no guarantee of
how it will do tomorrow. The stock market, for
example, has a history of growth in the long run
and volatility in the short run. Unlike the broader
market, however, some sectors may not have
a history of growth in the long run. And, as
with all stock funds, the share price and
return of a fund that invests in a sector will
vary. That means if you sell your shares
during a sector downturn, you might lose
money. But if you can identify a sector that is
about to experience rapid growth you may
have the potential for above-average gains.
(checkmark)
$10,000 OVER LIFE OF FUND
 1990/06/29       9700.00                    10000.00
  1990/07/31       9670.90                     9980.27
  1990/08/31       8943.40                     9078.05
  1990/09/30       8439.00                     8635.95
  1990/10/31       8749.40                     8598.82
  1990/11/30       9234.40                     9154.30
  1990/12/31       9593.72                     9409.71
  1991/01/31       9808.43                     9819.97
  1991/02/28      10569.68                    10522.10
  1991/03/31      11077.18                    10776.73
  1991/04/30      10950.31                    10802.60
  1991/05/31      11477.33                    11269.27
  1991/06/30      10911.27                    10753.14
  1991/07/31      11623.72                    11254.23
  1991/08/31      12101.94                    11520.96
  1991/09/30      11994.59                    11328.56
  1991/10/31      12375.21                    11480.36
  1991/11/30      11857.95                    11017.70
  1991/12/31      13290.07                    12278.13
  1992/01/31      13379.46                    12049.75
  1992/02/29      13836.37                    12206.40
  1992/03/31      13677.45                    11968.38
  1992/04/30      13717.18                    12320.25
  1992/05/31      13627.78                    12380.62
  1992/06/30      13015.69                    12196.14
  1992/07/31      13388.15                    12694.97
  1992/08/31      13253.65                    12434.72
  1992/09/30      13377.81                    12581.45
  1992/10/31      13595.08                    12625.48
  1992/11/30      14246.90                    13056.01
  1992/12/31      14427.78                    13216.60
  1993/01/31      14331.67                    13327.62
  1993/02/28      13851.10                    13508.88
  1993/03/31      14662.73                    13793.92
  1993/04/30      14566.61                    13460.10
  1993/05/31      15719.98                    13820.83
  1993/06/30      15730.66                    13860.91
  1993/07/31      15880.17                    13805.47
  1993/08/31      16916.07                    14328.70
  1993/09/30      17289.85                    14218.37
  1993/10/31      17823.81                    14512.69
  1993/11/30      17428.68                    14374.82
  1993/12/31      17987.73                    14548.75
  1994/01/31      17835.98                    15043.41
  1994/02/28      17789.29                    14635.73
  1994/03/31      16645.36                    13997.61
  1994/04/30      16823.06                    14176.78
  1994/05/31      16600.01                    14409.28
  1994/06/30      15684.31                    14056.26
  1994/07/31      16106.94                    14517.30
  1994/08/31      17046.12                    15112.51
  1994/09/30      16729.15                    14742.25
  1994/10/31      17057.86                    15073.95
  1994/11/30      16224.34                    14524.96
  1994/12/31      16716.09                    14740.37
  1995/01/31      16569.67                    15122.58
  1995/02/28      16972.32                    15711.91
  1995/03/31      17435.98                    16175.57
  1995/04/30      17815.10                    16651.94
  1995/05/31      18145.91                    17317.52
  1995/06/30      18133.66                    17719.80
  1995/07/31      18893.31                    18307.39
  1995/08/31      18856.56                    18353.34
  1995/09/30      19861.26                    19127.86
  1995/10/31      20755.69                    19059.57
  1995/11/30      21980.94                    19896.28
  1995/12/31      21446.67                    20279.49
  1996/01/31      21446.67                    20969.80
  1996/02/29      22065.08                    21164.19
  1996/03/31      22844.29                    21368.00
  1996/04/30      23611.12                    21682.97
  1996/05/31      24835.58                    22242.17
  1996/06/30      24711.90                    22326.91
  1996/07/31      22015.61                    21340.51
  1996/08/31      22361.92                    21790.58
  1996/09/30      23809.01                    23016.95
  1996/10/31      23994.54                    23651.76
  1996/11/30      24674.80                    25439.60
  1996/12/31      24266.64                    24935.64
  1997/01/31      25355.05                    26493.62
  1997/02/28      25552.95                    26701.33
Let's say hypothetically that $10,000 was invested in Fidelity Select Consumer Industries Portfolio on June 29, 1990, when the fund started, and the current maximum 3% sales charge was paid. As the chart shows, by February 28, 1997, the value of the investment would have grown to $25,553
- a 155.53% increase on the initial investment. For comparison, look at how the S&P 500 did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $26,701 - a 167.01% increase.
INVESTMENT SUMMARY
TOP TEN STOCKS AS OF FEBRUARY 28, 1997
                              % OF FUND'S
                              INVESTMENTS

TJX Companies, Inc.           4.5

HFS, Inc.                     4.1

CVS Corp.                     3.9

MGM Grand, Inc.               3.6

Procter & Gamble Co.          3.6

Westinghouse Electric Corp.   3.4

Gillette Co.                  3.2

Campbell Soup Co.             2.5

PepsiCo, Inc.                 2.5

Disney (Walt) Co.             2.4

TOP INDUSTRIES AS OF FEBRUARY 28, 1997
Hotels, Motels, & Tourist Courts 9.3%
Drug Stores 6.7%
General Apparel Stores 6.1%
Electrical Machinery 5.6%
Cosmetics 5.5%
All Others 66.8% *
Row: 1, Col: 1, Value: 66.8
Row: 1, Col: 2, Value: 5.5
Row: 1, Col: 3, Value: 5.6
Row: 1, Col: 4, Value: 6.1
Row: 1, Col: 5, Value: 6.7
Row: 1, Col: 6, Value: 9.300000000000001
* INCLUDES SHORT-TERM INVESTMENTS
% OF FUND'S INVESTMENTS
CONSUMER INDUSTRIES PORTFOLIO
FUND TALK: THE MANAGERS' OVERVIEW



NOTE TO SHAREHOLDERS: Effective January 7, 1997, Paul Antico became Portfolio Manager of Fidelity Select Consumer Industries Portfolio. The following is an interview with Katherine Collins, who managed the fund during much of the period covered by the report, and Paul Antico, who discusses his investing style and outlook.
Q. KATHERINE, HOW DID THE FUND PERFORM?
K.C. For the 12 months ending February 28, 1997, the fund returned 15.81%. By comparison, the Standard & Poor's 500 Index returned 26.16% for the same time period.
Q. WHAT WAS THE INVESTING ENVIRONMENT LIKE DURING THE PERIOD?
K.C. Personal care stocks performed well, as did the larger traditional consumer companies. Retailing had mixed performance; some smaller retail chains experienced bumps in growth, but those involved in consolidation activity performed well. Increased demand for upscale, luxury hotels, with little new supply, provided the opportunity to raise prices, resulting in strong performance for certain hotel stocks. Broadcast companies took advantage of the new telecommunications law, which eased ownership restrictions and resulted in heightened merger and acquisition activity. A prime example is Westinghouse's acquisition of Infinity Broadcasting, one of the country's largest radio companies.
Q. WHAT INVESTMENT STRATEGIES HELPED THE FUND'S PERFORMANCE?
K.C. If I had to choose the biggest contributor to the fund's performance, it would be the weighting in large-capitalization, blue chip consumer stocks, which had exceptionally strong performance. I was able to find good opportunities in companies such as Procter & Gamble and Gillette, as well as large-cap entertainment stocks such as Walt Disney. The fund's investments in personal care and hotel stocks also helped the fund's performance. Additionally, the fund benefited by limiting its exposure to restaurant, cable and cellular communications stocks, which performed poorly during the period.
Q. WERE THERE ANY DISAPPOINTMENTS?
K.C. Sure. The two biggest disappointments were gaming stocks and Internet stocks. Several gaming companies have been adding new facilities and, when they open, I believe they will have the potential to increase earnings. In the meantime, however, there has been some lowering of short-term earnings expectations due to the disruptions caused by capacity additions. The fund also had significant holdings in Internet service providers earlier in the year. America Online, in particular, saw slowing subscriber growth and more intense competition around mid-year.
Q. TURNING TO YOU, PAUL, WHAT IS YOUR INVESTMENT PHILOSOPHY?
P.A. Like Katherine, I'm a common sense investor, managing the fund from the bottom up. First I evaluate the merits of each company, rather than looking solely at industries or economic trends. My goal is to buy growth at the right price and, although I'm sensitive to valuations, I'm not afraid to pay more for a great company such as Gillette. In the current environment, there are always some great buying opportunities in this sector because of its breadth.
Q. HAVING RECENTLY TAKEN THE HELM, WHAT IS YOUR OUTLOOK?
P.A. The outlook for consumer stocks is, as a whole, tied to general economic health. Right now, although the consumer debt level is high, so are consumer confidence and cash flows. Regardless, I think this fund has the ability to perform well in varying economic climates simply because of the range of investment opportunities available. This allows me great flexibility in managing the fund, no matter what the environment. For example, if I see companies with strong potential for growth bolstered by changing trends in the industry, I can take advantage of that potential. If, on the other hand, I need to position the fund more defensively, I have the ability to purchase more conservative stocks.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND FACTS
START DATE: June 29, 1990
FUND NUMBER: 517
TRADING SYMBOL: FSCPX
SIZE: as of February 28, 1997, more than $18 million
MANAGER: Paul Antico, since January 1997;
manager, Fidelity Select Leisure Portfolio, since January 1997; Fidelity Advisor
Consumer Industries, since January 1997;
Fidelity Select Industrial Equipment Portfolio,
March 1996-January 1997; Fidelity Select
Developing Communications Portfolio,
1993-1996; joined Fidelity in 1991
(checkmark)
CONSUMER INDUSTRIES PORTFOLIO
INVESTMENTS FEBRUARY 28, 1997

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 97.3%
 SHARES VALUE (NOTE 1)
APPAREL STORES - 10.5%
FOOTWEAR - WHOLESALE - 1.0%
Kenneth Cole Productions, Inc. Class A (a)  8,800 $ 172,700
GENERAL APPAREL STORES - 6.1%
Gymboree Corp. (a)  4,100  100,963
Ross Stores, Inc.   4,000  192,000
TJX Companies, Inc.   19,500  814,120
  1,107,083
MISCELLANEOUS APPAREL, ACCESSORIES - 0.9%
Abercrombie & Fitch Co. (a)  9,700  168,538
SHOE STORES - 0.7%
Footstar, Inc. (a)  5,038  127,210
WOMEN'S ACCESSORY & SPECIALTY STORES - 0.4%
Loehmanns, Inc. (a)  5,000  79,688
WOMEN'S CLOTHING STORES - 1.4%
AnnTaylor Stores Corp. (a)  8,100  162,000
Talbots, Inc.   2,800  89,950
  251,950
TOTAL APPAREL STORES   1,907,169
BEVERAGES - 6.0%
MALT BEVERAGE - 1.8%
Anheuser-Busch Companies, Inc.   7,200  320,400
Coors (Adolph) Co. Class B  200  4,275
  324,675
SOFT DRINKS - 4.2%
Coca-Cola Co. (The)  5,200  317,200
PepsiCo, Inc.   13,600  447,100
  764,300
TOTAL BEVERAGES   1,088,975
BROADCASTING - 4.4%
CABLE TV OPERATORS - 0.0%
Time Warner, Inc.   19  779
RADIO BROADCASTING - 4.1%
Clear Channel Communications, Inc. (a)  8,600  411,725
Evergreen Media Corp. Class A (a)  5,700  171,000
Metro Networks, Inc. (a)  1,000  22,250
Univision Communications, Inc. Class A (a)  4,500  148,500
  753,475
TELEVISION BROADCASTING - 0.3%
Young Broadcasting, Inc. Class A (a)  1,500  43,688
TOTAL BROADCASTING   797,942
CELLULAR - 0.7%
CELLULAR & COMMUNICATION SERVICES - 0.7%
AirTouch Communications, Inc. (a)  5,000  136,250
COMPUTER SERVICES & SOFTWARE - 4.9%
COMPUTER & SOFTWARE STORES - 2.0%
CompUSA, Inc.   18,000  360,000
COMPUTER SERVICES - 2.9%
America Online, Inc. (a)  9,000  337,500
Computer Learning Centers, Inc. (a)  3,800  116,850
Midway Games, Inc. (a)  5,000  78,125
  532,475
PREPACKAGED COMPUTER SOFTWARE - 0.0%
Spectrum Holobyte, Inc. (a)  100  825
TOTAL COMPUTER SERVICES & SOFTWARE   893,300

 SHARES VALUE (NOTE 1)
DRUG STORES - 6.7%
CVS Corp.   15,500 $ 716,875
Revco (D.S.), Inc. (a)  8,000  327,000
Rite Aid Corp.   4,000  168,500
  1,212,375
DRUGS & PHARMACEUTICALS - 0.7%
PHARMACEUTICAL PREPARATIONS - 0.7%
Twinlab Corp. (a)  10,000  135,000
ELECTRICAL EQUIPMENT - 5.6%
ELECTRICAL MACHINERY - 5.6%
General Electric Co.   4,000  411,500
Westinghouse Electric Corp.   35,650  614,963
  1,026,463
ENTERTAINMENT - 6.1%
MOTION PICTURE PRODUCTION - 2.5%
Disney (Walt) Co.   6,000  445,500
RECREATIONAL SERVICES - 3.6%
MGM Grand, Inc. (a)  18,900  663,863
TOTAL ENTERTAINMENT   1,109,363
FOODS - 2.5%
CANNED SPECIALTIES - 2.5%
Campbell Soup Co.   5,000  450,625
GENERAL MERCHANDISE STORES - 2.0%
GENERAL MERCHANDISE STORES - 1.5%
Wal-Mart Stores, Inc.   10,000  263,750
VARIETY STORES - 0.5%
Hot Topic, Inc.   5,200  93,600
TOTAL GENERAL MERCHANDISE STORES   357,350
GROCERY STORES - 0.6%
GROCERY - RETAIL - 0.6%
Dominick's Supermarkets, Inc. (a)  6,000  111,000
HOUSEHOLD PRODUCTS - 10.5%
COSMETICS - 5.5%
Alberto-Culver Co. Class A  4,200  100,275
Avon Products, Inc.   4,000  233,000
Gillette Co.   7,400  585,525
Tambrands, Inc.   2,000  86,000
  1,004,800
SOAPS & DETERGENTS - 5.0%
Clorox Co.   2,000  239,000
Procter & Gamble Co.   5,500  660,688
  899,688
TOTAL HOUSEHOLD PRODUCTS   1,904,488
LEISURE DURABLES & TOYS - 4.3%
SPORTING & ATHLETIC GOODS - 0.9%
Callaway Golf Co.   5,000  159,375
TOYS & GAMES - 3.4%
Hasbro, Inc.   10,300  440,325
Nintendo Co. Ltd. Ord.   2,700  191,117
  631,442
TOTAL LEISURE DURABLES & TOYS   790,817
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
LODGING & GAMING - 10.2%
HOTELS, MOTELS, & TOURIST COURTS - 9.3%
HFS, Inc. (a)  10,900 $ 746,650
Hilton Hotels Corp.   7,000  175,875
Host Marriott Corp. (a)  14,000  252,000
ITT Corp. (a)  5,000  282,500
Mirage Resorts, Inc. (a)  10,000  248,750
  1,705,775
RACING & GAMING - 0.9%
WMS Industries, Inc. (a)  8,000  159,000
TOTAL LODGING & GAMING   1,864,775
PAPER & FOREST PRODUCTS - 2.3%
PAPER - 2.3%
Kimberly-Clark Corp.   3,900  413,400
PUBLISHING - 1.9%
GREETING CARDS - 0.2%
Gibson Greetings, Inc.   1,800  37,125
PERIODICALS - 1.7%
Playboy Enterprises, Inc. Class B (a)  20,600  314,150
TOTAL PUBLISHING   351,275
RESTAURANTS - 3.9%
Landry's Seafood Restaurants, Inc.   6,000  108,000
Logan's Roadhouse, Inc. (a)  3,000  70,500
Rainforest Cafe, Inc.   9,000  183,375
Starbucks Corp. (a)  10,500  353,063
  714,938
RETAIL & WHOLESALE, MISCELLANEOUS - 2.6%
HOBBY, TOY, & GAME SHOPS - 1.4%
Toys "R" Us, Inc. (a)  10,100  262,600
LUMBER & BUILDING MATERIALS - RETAIL - 0.6%
Lowe's Companies, Inc.   3,000  109,500
RETAIL, GENERAL - 0.6%
Pier 1 Imports, Inc.   6,000  104,250
TOTAL RETAIL & WHOLESALE, MISCELLANEOUS   476,350
TEXTILES & APPAREL - 9.2%
APPAREL - 2.8%
Fruit of the Loom, Inc. Class A  5,000  204,375
Intimate Brands, Inc. Class A  4,000  78,000
Liz Claiborne, Inc.   5,800  234,900
  517,275
CARPETS & RUGS - 0.7%
Mohawk Industries, Inc. (a)  5,000  131,875
COTTON MILLS - 0.6%
Galey & Lord, Inc. (a)  5,800  105,850
FOOTWEAR - 3.4%
NIKE, Inc. Class B  5,400  388,125
Reebok International Ltd.   4,900  229,075
  617,200
KNIT OUTERWEAR MILLS - 0.4%
Tultex Corp. (a)  9,000  72,000
MEN'S & BOYS' CLOTHING - 1.3%
Tommy Hilfiger (a)  4,200  229,425
TOTAL TEXTILES & APPAREL   1,673,625

 SHARES VALUE (NOTE 1)
TOBACCO - 1.7%
CIGARETTES - 1.0%
RJR Nabisco Holdings Corp.   4,900 $ 179,463
TOBACCO MANUFACTURERS - 0.7%
Philip Morris Companies, Inc.   1,000  135,125
TOTAL TOBACCO   314,588
TOTAL COMMON STOCKS
 (Cost $16,426,642)   17,730,068
CASH EQUIVALENTS - 2.7%
Taxable Central Cash Fund (b)
 (Cost $487,888)  487,888  487,888
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $16,914,530)  $ 18,217,956
LEGEND
1. Non-income producing
2. At period end, the seven-day yield on the Taxable Central Cash Fund was 5.31%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $79,036,677 and $83,160,729, respectively (see Note 3 of Notes to Financial Statements).
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $29,979 for the period (see
Note 4 of Notes to Financial Statements).
INCOME TAX INFORMATION
At February 28, 1997, the aggregate cost of investment securities for income tax purposes was $16,982,694. Net unrealized appreciation aggregated $1,235,262, of which $1,626,330 related to appreciated investment securities and $391,068 related to depreciated investment securities.
The fund hereby designates approximately $46,000 as a capital gain dividend for the purpose of the dividend paid deduction.
CONSUMER INDUSTRIES PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
 FEBRUARY 28, 1997

ASSETS

Investment in                       $ 18,217,956
securities, at
value
(cost
$16,914,530)
- See
accompanyin
g schedule

Receivable for                       703,519
investments
sold

Receivable for                       219,653
fund shares
sold

Dividends                            8,339
receivable

Interest                             6,561
receivable

Redemption                           168
fees
receivable

Other                                2,898
receivables

 TOTAL ASSETS                        19,159,094

LIABILITIES

Payable to              $ 126,335
custodian
bank

Payable for              248,540
investments
purchased

Payable for              347,635
fund shares
redeemed

Accrued                  9,035
management
fee

Other payables           35,439
and accrued
expenses

 TOTAL                               766,984
LIABILITIES

NET ASSETS                          $ 18,392,110

Net Assets
consist of:

Paid in capital                     $ 17,108,780

Accumulated                          (20,096
undistributed                       )
net realized
gain (loss) on
investments
and foreign
currency
transactions

Net unrealized                       1,303,426
appreciation
(depreciation
) on
investments

NET ASSETS, for                     $ 18,392,110
890,378
shares
outstanding

NET ASSET                            $20.66
VALUE and
redemption
price per
share
($18,392,110
(divided by) 890,378
shares)

Maximum                              $21.30
offering price
per share
(100/97.00 of
$20.66)

STATEMENT OF OPERATIONS
 YEAR ENDED FEBRUARY 28, 1997

INVESTMENT                     $ 233,081
INCOME
Dividends

Interest                        103,153

 TOTAL                          336,234
INCOME

EXPENSES

Management         $ 154,434
fee

Transfer agent      346,240
fees

Accounting          60,450
fees and
expenses

Non-interested      209
trustees'
compensatio
n

Custodian fees      15,757
and
expenses

Registration        20,409
fees

Audit               37,685

Legal               423

Miscellaneous       724

 Total              636,331
expenses
before
reductions

 Expense            (12,169     624,162
reductions         )

NET                             (287,928
INVESTMENT                     )
INCOME
(LOSS)

REALIZED AND                    2,053,365
UNREALIZED
GAIN (LOSS)
Net realized
gain (loss) on
investment
securities

Change in net                   (1,279,001
unrealized                     )
appreciation
(depreciation
) on
investment
securities

NET GAIN (LOSS)                 774,364


NET INCREASE                   $ 486,436
(DECREASE)
IN NET ASSETS
RESULTING
FROM
OPERATIONS

OTHER                          $ 169,639
INFORMATION
Sales
charges paid
to FDC

 Deferred                      $ 682
sales
charges
withheld
 by FDC

 Exchange                      $ 29,948
fees withheld
by FSC

 Expense                       $ 12,169
reductions
 Directed
brokerage
arrangement
s

STATEMENT OF CHANGES IN NET ASSETS
INCREASE         YEAR ENDED     YEAR ENDED
(DECREASE) IN    FEBRUARY 28,   FEBRUARY 29,
NET ASSETS       1997           1996

Operations          $ (287,928     $ 160,644
Net                 )
investment
income (loss)

 Net realized        2,053,365      (15,575
gain (loss)                        )

 Change in           (1,279,001     2,287,139
net                 )
unrealized
appreciation
(depreciation
)

 NET INCREASE        486,436        2,432,208
(DECREASE)
IN NET
ASSETS
RESULTING
FROM
OPERATIONS

Distributions to     -              (179,260
shareholders                       )
From net
investment
income

 From net            -              (51,276
realized gain                      )

 In excess of        -              (1,382,081
net realized                       )
gain

 TOTAL               -              (1,612,617
DISTRIBUTION                       )
S

Share                64,681,737     203,425,708
transactions
Net proceeds
from sales of
shares

 Reinvestmen         -              1,603,782
t of
distributions

 Cost of             (69,290,503    (204,220,866
shares              )              )
redeemed

 Paid in             152,149        232,770
capital
portion of
redemption
fees

 NET INCREASE        (4,456,617     1,041,394
(DECREASE)          )
IN NET
ASSETS
RESULTING
FROM SHARE
TRANSACTIO
NS

  TOTAL              (3,970,181     1,860,985
INCREASE            )
(DECREASE)
IN NET ASSETS


NET ASSETS

 Beginning of        22,362,291     20,501,306
period

 End of period      $ 18,392,110   $ 22,362,291

OTHER
INFORMATION
Shares

 Sold                3,299,962      11,665,407

 Issued in           -              90,434
reinvestment
of
distributions

 Redeemed            (3,662,924     (11,976,587
                    )              )

 Net increase        (362,962)      (220,746)
(decrease)


SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

             YEAR ENDED     YEAR ENDED     YEARS ENDED FEBRUARY 28,          TEN MONTHS
             FEBRUARY 28,   FEBRUARY 29,                                     ENDED
                                                                             FEBRUARY 28,

SELECTED     1997           1996           1995                       1994   1993
PER-SHARE
DATA D


Net asset        $ 17.84    $ 13.91    $ 15.24    $ 12.97    $ 13.81
value,
beginning of
period

Income from
Investment
Operations

 Net              (.22)      .08        (.15)      (.20)      (.09)
investment
income (loss)

 Net realized     2.93       3.97       (.60)      3.84       .20
and
unrealized
gain (loss)

 Total from       2.71       4.05       (.75)      3.64       .11
investment
operations



Less
Distributions

 From net         -          (.02)      -          -          -
investment
income

 From net         -          (.01)      (.60)      (1.40)     (.97)
realized gain

 In excess of     -          (.20)      -          -          -
net realized
gain

 Total            -          (.23)      (.60)      (1.40)     (.97)
distributions

Redemption        .11        .11        .02        .03        .02
fees added to
paid in
capital

Net asset        $ 20.66    $ 17.84    $ 13.91    $ 15.24    $ 12.97
value, end of
period

TOTAL             15.81%     30.01%     (4.59)%    28.43%     .98%
RETURN B, C

RATIOS AND
SUPPLEMENT
AL DATA

Net assets,      $ 18,392   $ 22,362   $ 20,501   $ 8,374    $ 7,005
end of period
(000 omitted)

Ratio of          2.49%      1.53% E    2.49% E    2.48% E    2.47% A,
expenses to                                                   E
average net
assets

Ratio of          2.44% F    1.48% F    2.49%      2.48%      2.47% A
expenses to
average net
assets after
expense
reductions

Ratio of net      (1.13)%    .46%       (1.08)%    (1.34)%    (.80)%
investment                                                   A
income (loss)
to average
net assets

Portfolio         340%       601%       190%       169%       215% A
turnover rate

Average          $ .0355
commission
rate G


A ANNUALIZED B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT
BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 8 OF NOTES TO FINANCIAL
STATEMENTS). C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR
PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. D NET INVESTMENT INCOME (LOSS)
PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE
PERIOD. E DURING THE PERIOD, FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S
EXPENSES, OR EXPENSES WERE LIMITED IN ACCORDANCE WITH A STATE EXPENSE LIMITATION.
WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN
HIGHER. F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES
WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 8 OF NOTES TO
FINANCIAL STATEMENTS). G FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995,
A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY
TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO
PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS
WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.


FOOD AND AGRICULTURE PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value), but does not include certain fees paid by shareholders upon exchange or redemption. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED                   PAST 1   PAST 5    PAST 10
FEBRUARY 28, 1997               YEAR     YEARS     YEARS

FOOD AND AGRICULTURE            13.59%   108.11%   367.79%

FOOD AND AGRICULTURE            10.18%   101.87%   353.76%
(INCL. 3% SALES CHARGE)

S&P 500                         26.16%   118.75%   276.74%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one, five, or 10 years. You can compare the fund's returns to the performance of the S&P 500 - a widely recognized, unmanaged index of common stocks. This benchmark reflects reinvestment of dividends and capital gains, if any, and excludes the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED             PAST 1   PAST 5   PAST 10
FEBRUARY 28, 1997         YEAR     YEARS    YEARS

FOOD AND AGRICULTURE      13.59%   15.79%   16.68%

FOOD AND AGRICULTURE      10.18%   15.08%   16.33%
(INCL. 3% SALES CHARGE)

S&P 500                   26.16%   16.94%   14.16%

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

UNDERSTANDING PERFORMANCE
How a fund did yesterday is no guarantee of
how it will do tomorrow. The stock market, for
example, has a history of growth in the long run
and volatility in the short run. Unlike the broader
market, however, some sectors may not have
a history of growth in the long run. And, as
with all stock funds, the share price and
return of a fund that invests in a sector will
vary. That means if you sell your shares
during a sector downturn, you might lose
money. But if you can identify a sector that is
about to experience rapid growth you may
have the potential for above-average gains.
(checkmark)
$10,000 OVER 10 YEARS
  1987/02/28       9700.00                    10000.00
  1987/03/31       9995.84                    10289.00
  1987/04/30       9961.70                    10197.43
  1987/05/31       9899.12                    10286.15
  1987/06/30      10473.72                    10805.60
  1987/07/31      10854.90                    11353.44
  1987/08/31      11236.07                    11776.92
  1987/09/30      11122.29                    11519.01
  1987/10/31       8613.37                     9037.81
  1987/11/30       8232.20                     8293.10
  1987/12/31       8624.35                     8924.20
  1988/01/31       8961.75                     9299.91
  1988/02/29       9405.70                     9733.29
  1988/03/31       9470.81                     9432.53
  1988/04/30       9500.40                     9537.23
  1988/05/31       9571.43                     9620.20
  1988/06/30       9962.11                    10061.77
  1988/07/31      10033.14                    10023.54
  1988/08/31      10027.22                     9682.74
  1988/09/30      10429.73                    10095.22
  1988/10/31      10915.11                    10375.87
  1988/11/30      10660.58                    10227.49
  1988/12/31      10933.47                    10406.47
  1989/01/31      11497.36                    11168.23
  1989/02/28      11289.61                    10890.14
  1989/03/31      11716.98                    11143.88
  1989/04/30      12322.41                    11722.25
  1989/05/31      13082.18                    12197.00
  1989/06/30      13339.23                    12127.48
  1989/07/31      14611.66                    13222.59
  1989/08/31      14386.39                    13481.75
  1989/09/30      14447.28                    13426.47
  1989/10/31      14301.16                    13114.98
  1989/11/30      14843.01                    13382.52
  1989/12/31      15183.03                    13703.71
  1990/01/31      14126.93                    12784.19
  1990/02/28      14329.03                    12949.10
  1990/03/31      14948.34                    13292.25
  1990/04/30      14889.67                    12959.95
  1990/05/31      16186.98                    14223.54
  1990/06/30      16712.05                    14126.82
  1990/07/31      16705.46                    14081.62
  1990/08/31      15486.81                    12808.64
  1990/09/30      14992.76                    12184.86
  1990/10/31      15348.47                    12132.46
  1990/11/30      15980.86                    12916.22
  1990/12/31      16599.16                    13276.58
  1991/01/31      17075.56                    13855.44
  1991/02/28      18361.84                    14846.11
  1991/03/31      19260.20                    15205.38
  1991/04/30      18967.55                    15241.87
  1991/05/31      19661.73                    15900.32
  1991/06/30      18851.65                    15172.09
  1991/07/31      19640.60                    15879.11
  1991/08/31      20422.62                    16255.44
  1991/09/30      20062.75                    15983.98
  1991/10/31      20069.67                    16198.16
  1991/11/30      19931.26                    15545.38
  1991/12/31      22257.76                    17323.77
  1992/01/31      21925.98                    17001.55
  1992/02/29      21803.37                    17222.57
  1992/03/31      21320.13                    16886.73
  1992/04/30      21074.91                    17383.20
  1992/05/31      21262.43                    17468.37
  1992/06/30      21029.96                    17208.09
  1992/07/31      21842.24                    17911.90
  1992/08/31      21745.36                    17544.71
  1992/09/30      22110.52                    17751.74
  1992/10/31      22348.99                    17813.87
  1992/11/30      23205.98                    18421.32
  1992/12/31      23599.00                    18647.90
  1993/01/31      23606.63                    18804.55
  1993/02/28      23545.59                    19060.29
  1993/03/31      24186.50                    19462.46
  1993/04/30      23247.38                    18991.47
  1993/05/31      23979.33                    19500.44
  1993/06/30      23740.65                    19556.99
  1993/07/31      23446.28                    19478.76
  1993/08/31      24568.07                    20217.01
  1993/09/30      24488.51                    20061.34
  1993/10/31      25411.41                    20476.61
  1993/11/30      25117.03                    20282.08
  1993/12/31      25679.83                    20527.49
  1994/01/31      26456.49                    21225.43
  1994/02/28      26297.81                    20650.22
  1994/03/31      25070.19                    19749.87
  1994/04/30      24790.07                    20002.67
  1994/05/31      24609.93                    20330.71
  1994/06/30      24798.65                    19832.61
  1994/07/31      25630.70                    20483.12
  1994/08/31      27260.50                    21322.93
  1994/09/30      27311.97                    20800.52
  1994/10/31      27826.64                    21268.53
  1994/11/30      27148.99                    20493.93
  1994/12/31      27244.75                    20797.85
  1995/01/31      28393.30                    21337.14
  1995/02/28      28963.13                    22168.65
  1995/03/31      29621.99                    22822.85
  1995/04/30      30269.42                    23494.98
  1995/05/31      31355.64                    24434.07
  1995/06/30      32097.89                    25001.68
  1995/07/31      32450.92                    25830.73
  1995/08/31      32396.61                    25895.57
  1995/09/30      34940.18                    26988.36
  1995/10/31      34994.49                    26892.01
  1995/11/30      36370.37                    28072.57
  1995/12/31      37226.90                    28613.25
  1996/01/31      38762.22                    29587.24
  1996/02/29      39946.88                    29861.52
  1996/03/31      39274.00                    30149.08
  1996/04/30      38558.08                    30593.48
  1996/05/31      39980.39                    31382.49
  1996/06/30      40019.35                    31502.05
  1996/07/31      39473.81                    30110.29
  1996/08/31      38217.12                    30745.32
  1996/09/30      39512.78                    32475.67
  1996/10/31      40243.42                    33371.34
  1996/11/30      42269.71                    35893.88
  1996/12/31      42196.49                    35182.83
  1997/01/31      44020.49                    37381.05
  1997/02/28      45375.75                    37674.12
Let's say hypothetically that $10,000 was invested in Fidelity Select Food and Agriculture Portfolio on February 28, 1987, and the current maximum 3% sales charge was paid. As the chart shows, by February 28, 1997, the value of the investment would have grown to $45,376 - a 353.76% increase on the initial investment. For comparison, look at how the S&P 500 did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $37,674 - a 276.74% increase. INVESTMENT SUMMARY
TOP TEN STOCKS AS OF FEBRUARY 28, 1997
                                 % OF FUND'S
                                 INVESTMENTS

Philip Morris Companies, Inc.    10.9

Ralston Purina Co.               8.8

Nabisco Holdings Corp. Class A   6.1

Campbell Soup Co.                6.1

RJR Nabisco Holdings Corp.       5.4

Coca-Cola Co. (The)              4.6

PepsiCo, Inc.                    4.4

Kellogg Co.                      4.4

General Mills, Inc.              4.1

Heinz (H.J.) Co.                 3.2

TOP INDUSTRIES AS OF FEBRUARY 28, 1997
Food 18.8%
Tobacco Manufacturers 10.9%
Grain Mill Products 10.0%
Soft Drinks 9.2%
Cookies & Crackers 6.1%
All Others 45.0% *
Row: 1, Col: 1, Value: 45.0
Row: 1, Col: 2, Value: 6.1
Row: 1, Col: 3, Value: 9.199999999999999
Row: 1, Col: 4, Value: 10.0
Row: 1, Col: 5, Value: 10.9
Row: 1, Col: 6, Value: 18.8
* INCLUDES SHORT-TERM INVESTMENTS
% OF FUND'S INVESTMENTS
FOOD AND AGRICULTURE PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW



NOTE TO SHAREHOLDERS: Scott Offen became Portfolio Manager of Fidelity Select Food and Agriculture Portfolio on November 12, 1996.
Q. SCOTT, HOW DID THE FUND PERFORM OVER THE PAST YEAR?
A. For the 12 months that ended February 28, 1997, the fund had a total return of 13.59%, while the Standard & Poor's 500 Index returned 26.16% over the same period.
Q. LOOKING BACK OVER THE YEAR, WHAT FACTORS AFFECTED THE SECTOR?
A. I believe the sector didn't perform as well as the overall market for several reasons. First, the companies in it didn't experience the same kind of explosive unit growth as the parts of the S&P 500 that led the market, such as technology companies. Second, some of the categories, such as the cereal group, saw intense price competition, forcing companies to cut prices to maintain market share. Third, some companies have been slow to restructure or take other measures to help streamline their operations. Finally, this is a sector that, relative to the broader stock market, generally performs best when the future of the economy is uncertain, because many of the companies in it are capable of sustaining steady earnings growth. Over the past year, the economy has been doing fine, and other parts of the market were more attractive because they were able to sustain better earnings growth.
Q. SCOTT, YOU TOOK OVER THE FUND IN NOVEMBER. WHAT CHANGES HAVE YOU MADE SINCE THEN?
A. I've reduced the number of positions in the fund and concentrated it more on large-capitalization stocks. For example, in the beverage area I reduced the fund's small- and mid-cap positions and increased investments in Coca-Cola and PepsiCo. I've pursued a large-cap bias because I felt these companies have the resources to take costs out of their systems and take advantage of economies of scale. By doing so, they can reinvest some of those cost savings back into their businesses, either through capital expenditures or marketing, to increase volume growth to help them further their domination of their categories. That process should lead to enhanced returns over time.
Q. WHICH STOCKS WERE SOME OF THE BEST PERFORMERS FOR THE FUND?
A. The fund's tobacco investments - Philip Morris and RJR Nabisco - did very well, even though they struggled somewhat last summer after another tobacco company lost a lawsuit. However, the companies have rebounded after winning recent cases, and the stocks have been among the market's top performers. Also, these companies had positive business prospects that have been driven by increased consumption overseas. In addition, consumption in the U.S. has been flat recently, where it had been declining during the previous three years. In addition, Campbell Soup has done very well, because it successfully pursued the kind of cost-cutting strategy I just described above.
Q. WERE THERE DISAPPOINTMENTS?
A. As I mentioned, the cereal group, including companies such as Kellogg's and General Mills, ran into some problems because of a difficult pricing environment. PepsiCo suffered from the problems that have held it back over the past few years, namely its struggling restaurant franchises. However, the company announced that it plans to divest itself of those holdings by the end of 1997. McDonald's faltered as well, as it fought to maintain market share.
Q. WHAT'S YOUR OUTLOOK OVER THE NEXT FEW MONTHS?
A. I believe the sector will do well. I feel confident that I've found some companies that will take control of their own destiny. I'll continue to look for companies that are striving to reduce costs, increase market share, pursue aggressive marketing tactics or introduce new products to create new demand. By doing so, these types of companies can create real value for shareholders.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.


FUND FACTS
START DATE: July 29, 1985
FUND NUMBER: 009
TRADING SYMBOL: FDFAX
SIZE: as of February 28, 1997, more than $223 million
MANAGER: Scott Offen, since November 1996;
manager, Fidelity Select Paper and Forest
Products Portfolio, 1993-1996; Fidelity Select
Brokerage and Investment Management
Portfolio, 1990-1993; Fidelity Select Life
Insurance Portfolio, 1988-1990; joined Fidelity in 1985
(checkmark)
FOOD AND AGRICULTURE PORTFOLIO
INVESTMENTS FEBRUARY 28, 1997

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 90.6%
 SHARES VALUE (NOTE 1)
AGRICULTURE - 3.8%
CROPS - 3.8%
DEKALB Genetics Corp. Class B  27,800 $ 1,813,950
Pioneer Hi-Bred International, Inc.   96,200  6,553,622
  8,367,572
BEVERAGES - 10.3%
MALT BEVERAGE - 1.1%
Anheuser-Busch Companies, Inc.   53,200  2,367,400
SOFT DRINKS - 9.2%
Celestial Seasonings, Inc. (a)  5,600  121,100
Coca-Cola Co. (The)  166,900  10,180,900
Coca-Cola Enterprises, Inc.   6,400  395,200
PepsiCo, Inc.   300,100  9,865,788
  20,562,988
TOTAL BEVERAGES   22,930,388
CONGLOMERATES - 0.6%
Whitman Corp.   51,700  1,214,950
FOODS - 56.0%
BAKERY PRODUCTS - 1.0%
Flowers Industries, Inc.   49,800  1,151,625
Interstate Bakeries Corp.  24,800  1,159,400
  2,311,025
CANDY - 2.9%
Hershey Foods Corp.   139,400  6,360,125
CANNED SPECIALTIES - 6.1%
Campbell Soup Co.   150,700  13,581,838
CEREAL BREAKFAST FOODS - 0.4%
Ralcorp Holdings, Inc. (a)  72,466  769,951
COOKIES & CRACKERS - 6.1%
Nabisco Holdings Corp. Class A  332,400  13,669,950
DAIRY - 1.7%
Dean Foods Co.   51,300  1,673,663
Suiza Foods Corp.   87,800  2,205,975
  3,879,638
FOOD - 18.8%
Burns Philp & Co. (a)  100,000  155,750
Chiquita Brands International, Inc.   318,500  4,299,750
Dole Food, Inc.   91,900  3,515,175
General Mills, Inc.   140,611  9,174,868
Heinz (H.J.) Co.   173,000  7,201,125
Kellogg Co.   141,600  9,699,600
Nestle SA (Reg.)  680  738,765
Sara Lee Corp.   183,100  7,095,125
  41,880,158
GENERAL FOOD PREPARATIONS - 2.8%
CPC International, Inc.   62,700  5,274,638
McCormick & Co., Inc. (non-vtg.)  38,500  909,563
  6,184,201
GRAIN MILL PRODUCTS - 10.0%
Quaker Oats Co.   77,600  2,783,900
Ralston Purina Co.   237,300  19,488,263
  22,272,163
MEAT & FISH - 4.8%
ConAgra, Inc.   79,000  4,187,000
GoodMark Foods, Inc.   13,200  188,100
Hormel (George A) & Co.   3,200  84,000
Tyson Foods, Inc.   302,925  6,134,231
  10,593,331

 SHARES VALUE (NOTE 1)
POULTRY SLAUGHTER & PROCESSING - 0.0%
Pilgrims Pride Corp.   300 $ 3,338
RICE MILLING - 0.1%
Riviana Foods, Inc.   7,700  138,600
SUGAR & CANDIES - 1.3%
Tootsie Roll Industries, Inc.   21,800  921,050
Wrigley (Wm.) Jr. Co.  33,200  1,987,850
  2,908,900
TOTAL FOODS   124,553,218
HOUSEHOLD PRODUCTS - 0.9%
SOAPS & DETERGENTS - 0.9%
Unilever PLC Ord.   80,000  2,053,170
RESTAURANTS - 2.7%
McDonald's Corp.   140,900  6,093,925
TOBACCO - 16.3%
CIGARETTES - 5.4%
RJR Nabisco Holdings Corp.   329,220  12,057,683
TOBACCO MANUFACTURERS - 10.9%
General Cigar Holdings, Inc. Class A  1,000  18,000
Philip Morris Companies, Inc.   179,000  24,187,375
  24,205,375
TOTAL TOBACCO   36,263,058
TOTAL COMMON STOCKS
 (Cost $177,419,937)   201,476,281
CASH EQUIVALENTS - 9.4%
Taxable Central Cash Fund (b)
 (Cost $20,959,213) 20,959,213  20,959,213
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $198,379,150) $ 222,435,494
LEGEND
1. Non-income producing
2. At period end, the seven-day yield on the Taxable Central Cash Fund was 5.31%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
3. An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:
 PURCHASES SALES DIVIDEND VALUE
AFFILIATE COST COST INCOME
GoodMarK Foods, Inc.  $ - $ 500,511 $ 56,332 $ -
Grist Mill Co.   53,000  516,638  -  -
TOTALS  $ 53,000 $ 1,017,149 $ 56,332 $ -
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $224,665,594 and $315,313,469, respectively (see Note 3 of Notes to Financial Statements).
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $97,562 for the period (see Note 4 of Notes to Financial Statements).
The fund participated in the bank borrowing program. The maximum loan and average daily balance during the period for which loans were outstanding amounted to $3,769,000 and $3,530,500, respectively. The weighted average interest rate was 5.7% (see Note 7 of Notes to Financial Statements). INCOME TAX INFORMATION
At February 28, 1997 the aggregate cost of investment securities for income tax purposes was $199,053,524. Net unrealized appreciation aggregated $23,381,970, of which $25,819,468 related to appreciated investment securities and $2,437,498 related to depreciated investment securities.
The fund hereby designates approximately $18,228,000 as a capital gain dividend for the purpose of the dividend paid deduction.
A total of 45% of the dividends distributed during the fiscal year qualifies for the dividends-received deduction for corporate shareholders (unaudited).
The fund will notify shareholders in January 1998 of the applicable percentage for use in preparing 1997 income tax returns.
FOOD AND AGRICULTURE PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
 FEBRUARY 28, 1997

ASSETS

Investment in                    $ 222,435,494
securities, at
value
(cost
$198,379,150
) - See
accompanyin
g schedule

Receivable for                    2,252,499
investments
sold

Receivable for                    1,683,446
fund shares
sold

Dividends                         287,457
receivable

Interest                          66,867
receivable

Redemption                        1,577
fees
receivable

Other                             14,523
receivables

 TOTAL ASSETS                     226,741,863

LIABILITIES

Payable for        $ 2,130,369
investments
purchased

Payable for         903,203
fund shares
redeemed

Accrued             109,196
management
fee

Other payables      176,533
and accrued
expenses

 TOTAL                            3,319,301
LIABILITIES

NET ASSETS                       $ 223,422,562

Net Assets
consist of:

Paid in capital                  $ 167,636,464

Undistributed                     1,614,818
net
investment
income

Accumulated                       30,114,932
undistributed
net realized
gain (loss) on
investments
and foreign
currency
transactions

Net unrealized                    24,056,348
appreciation
(depreciation
) on
investments
and assets
and liabilities
in
foreign
currencies

NET ASSETS, for                  $ 223,422,562
5,017,354
shares
outstanding

NET ASSET                         $44.53
VALUE and
redemption
price per
share
($223,422,56
2 (divided by)
5,017,354
shares)

Maximum                           $45.91
offering price
per share
(100/97.00 of
$44.53)

STATEMENT OF OPERATIONS
 YEAR ENDED FEBRUARY 28, 1997

INVESTMENT                        $ 5,413,281
INCOME
Dividends
(including
$56,332
received
from affiliated
issuers)

Interest                           1,595,063

 TOTAL                             7,008,344
INCOME

EXPENSES

Management         $ 1,682,437
fee

Transfer agent      2,162,676
fees

Accounting          279,388
fees and
expenses

Non-interested      1,469
trustees'
compensatio
n

Custodian fees      19,482
and
expenses

Registration        54,981
fees

Audit               38,254

Legal               1,923

Interest            2,216

Miscellaneous       8,134

 Total              4,250,960
expenses
before
reductions

 Expense            (56,861        4,194,099
reductions         )

NET                                2,814,245
INVESTMENT
INCOME

REALIZED AND
UNREALIZED
GAIN (LOSS)
Net realized
gain (loss)
on:

 Investment         41,583,692
securities
(including
 realized
gain (loss) of
$535,623
 on sales of
investments
in
 affiliated
issuers)

 Foreign            445            41,584,137
currency
transactions

Change in net
unrealized
appreciation
(depreciation
) on:

 Investment         (16,829,519
securities         )

 Assets and         (1,054         (16,830,573
liabilities in     )              )
 foreign
currencies

NET GAIN (LOSS)                    24,753,564


NET INCREASE                      $ 27,567,809
(DECREASE)
IN NET ASSETS
RESULTING
FROM
OPERATIONS

OTHER                             $ 1,095,115
INFORMATION
Sales
charges paid
to FDC

 Deferred                         $ 7,683
sales
charges
withheld
 by FDC

 Exchange                         $ 171,225
fees withheld
by FSC

 Expense                          $ 52,629
reductions
 Directed
brokerage
arrangement
s

  Custodian                        971
interest
credits

  Transfer                         3,261
agent
interest
credits

                                  $ 56,861

STATEMENT OF CHANGES IN NET ASSETS
INCREASE         YEAR ENDED     YEAR ENDED
(DECREASE) IN    FEBRUARY 28,   FEBRUARY 29,
NET ASSETS       1997           1996

Operations          $ 2,814,245     $ 2,077,785
Net
investment
income

 Net realized        41,584,137      29,464,842
gain (loss)

 Change in           (16,830,573     31,022,063
net                 )
unrealized
appreciation
(depreciation
)

 NET INCREASE        27,567,809      62,564,690
(DECREASE)
IN NET
ASSETS
RESULTING
FROM
OPERATIONS

Distributions to     (1,549,005      (1,144,034
shareholders        )               )
From net
investment
income

 From net            (17,656,169     (12,658,077
realized gain       )               )

 TOTAL               (19,205,174     (13,802,111
DISTRIBUTION        )               )
S

Share                332,131,288     355,816,771
transactions
Net proceeds
from sales of
shares

 Reinvestmen         18,966,497      13,613,779
t of
distributions

 Cost of             (437,551,907    (314,447,812
shares              )               )
redeemed

 Paid in             411,716         227,026
capital
portion of
redemption
fees

 NET INCREASE        (86,042,406     55,209,764
(DECREASE)          )
IN NET
ASSETS
RESULTING
FROM SHARE
TRANSACTIO
NS

  TOTAL              (77,679,771     103,972,343
INCREASE            )
(DECREASE)
IN NET ASSETS


NET ASSETS

 Beginning of        301,102,333     197,129,990
period

 End of period      $ 223,422,562   $ 301,102,333
(including
undistribute
d net
investment
income of
$1,614,818
and
$1,092,171
,
respectivel
y)

OTHER
INFORMATION
Shares

 Sold                8,035,192       9,278,227

 Issued in           465,609         361,809
reinvestment
of
distributions

 Redeemed            (10,627,722     (8,554,944
                    )               )

 Net increase        (2,126,921)     1,085,092
(decrease)


SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

             YEAR ENDED     YEAR ENDED     YEARS ENDED FEBRUARY 28,          TEN MONTHS
             FEBRUARY 28,   FEBRUARY 29,                                     ENDED
                                                                             FEBRUARY 28,

SELECTED     1997           1996           1995                       1994   1993
PER-SHARE
DATA D


Net asset        $ 42.15     $ 32.53     $ 31.49     $ 30.86    $ 29.22
value,
beginning of
period

Income from
Investment
Operations

 Net              .42         .37         .15         .09        .05
investment
income

 Net realized     4.91        11.61       2.80        3.29       3.26
and
unrealized
gain (loss)

 Total from       5.33        11.98       2.95        3.38       3.31
investment
operations



Less
Distributions

 From net         (.24)       (.20)       (.08)       (.06)      (.10)
investment
income

 From net         (2.77)      (2.20)      (1.85)      (2.70)     (1.57)
realized gain

 Total            (3.01)      (2.40)      (1.93)      (2.76)     (1.67)
distributions

Redemption        .06         .04         .02         .01        -
fees added to
paid in
capital

Net asset        $ 44.53     $ 42.15     $ 32.53     $ 31.49    $ 30.86
value, end of
period

TOTAL             13.59%      37.92%      10.14%      11.69%     11.72%
RETURN B, C

RATIOS AND
SUPPLEMENT
AL DATA

Net assets,      $ 223,423   $ 301,102   $ 197,130   $ 95,010   $ 108,377
end of period
(000 omitted)

Ratio of          1.52%       1.43%       1.70%       1.65%      1.67% A
expenses to
average net
assets

Ratio of          1.50% E     1.42% E     1.68% E     1.64% E    1.67% A
expenses to
average net
assets after
expense
reductions

Ratio of net      1.01%       .99%        .49%        .29%       .21% A
investment
income to
average net
assets

Portfolio         91%         124%        126%        96%        515% A
turnover rate

Average          $ .0326
commission
rate F


A ANNUALIZED B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT
BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 8 OF NOTES TO FINANCIAL
STATEMENTS). C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR
PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. D NET INVESTMENT INCOME PER
SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE
PERIOD. E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES
WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 8 OF NOTES TO
FINANCIAL STATEMENTS). F FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A
FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES
ON WHICH COMMISSIONS ARE CHARGED.  THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND
FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE
TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.


LEISURE PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value), but does not include certain fees paid by shareholders upon exchange or redemption.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED                   PAST 1   PAST 5    PAST 10
FEBRUARY 28, 1997               YEAR     YEARS     YEARS

LEISURE                         10.14%   113.49%   233.16%

LEISURE                         6.83%    107.08%   223.17%
(INCL. 3% SALES CHARGE)

S&P 500                         26.16%   118.75%   276.74%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one, five or 10 years. You can compare the fund's returns to the performance of the S&P 500 - a widely recognized, unmanaged index of common stocks. This benchmark reflects reinvestment of dividends and capital gains, if any, and excludes the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED             PAST 1   PAST 5   PAST 10
FEBRUARY 28, 1997         YEAR     YEARS    YEARS

LEISURE                   10.14%   16.38%   12.79%

LEISURE                   6.83%    15.67%   12.45%
(INCL. 3% SALES CHARGE)

S&P 500                   26.16%   16.94%   14.16%

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

UNDERSTANDING PERFORMANCE
How a fund did yesterday is no guarantee of
how it will do tomorrow. The stock market, for
example, has a history of growth in the long run
and volatility in the short run. Unlike the broader
market, however, some sectors may not have
a history of growth in the long run. And, as
with all stock funds, the share price and
return of a fund that invests in a sector will
vary. That means if you sell your shares
during a sector downturn, you might lose
money. But if you can identify a sector that is
about to experience rapid growth you may
have the potential for above-average gains.
(checkmark)
$10,000 OVER 10 YEARS
  1987/02/28       9700.00                    10000.00
  1987/03/31       9815.89                    10289.00
  1987/04/30       9591.84                    10197.43
  1987/05/31       9985.86                    10286.15
  1987/06/30      10414.66                    10805.60
  1987/07/31      11183.39                    11353.44
  1987/08/31      11415.17                    11776.92
  1987/09/30      11167.94                    11519.01
  1987/10/31       7980.96                     9037.81
  1987/11/30       7424.69                     8293.10
  1987/12/31       8374.34                     8924.20
  1988/01/31       8503.24                     9299.91
  1988/02/29       9246.58                     9733.29
  1988/03/31       9555.94                     9432.53
  1988/04/30       9616.10                     9537.23
  1988/05/31       9366.88                     9620.20
  1988/06/30       9992.51                    10061.77
  1988/07/31      10075.60                    10023.54
  1988/08/31       9682.02                     9682.74
  1988/09/30      10355.47                    10095.22
  1988/10/31      10355.47                    10375.87
  1988/11/30       9957.52                    10227.49
  1988/12/31      10552.26                    10406.47
  1989/01/31      11453.12                    11168.23
  1989/02/28      11269.45                    10890.14
  1989/03/31      11798.59                    11143.88
  1989/04/30      12467.68                    11722.25
  1989/05/31      13088.65                    12197.00
  1989/06/30      13212.76                    12127.48
  1989/07/31      14321.56                    13222.59
  1989/08/31      14436.41                    13481.75
  1989/09/30      14529.18                    13426.47
  1989/10/31      13482.23                    13114.98
  1989/11/30      13641.26                    13382.52
  1989/12/31      13845.39                    13703.71
  1990/01/31      12166.31                    12784.19
  1990/02/28      12058.44                    12949.10
  1990/03/31      12152.24                    13292.25
  1990/04/30      11678.53                    12959.95
  1990/05/31      12644.71                    14223.54
  1990/06/30      12499.31                    14126.82
  1990/07/31      12067.82                    14081.62
  1990/08/31      10674.84                    12808.64
  1990/09/30       9661.76                    12184.86
  1990/10/31       9549.19                    12132.46
  1990/11/30      10309.00                    12916.22
  1990/12/31      10759.88                    13276.58
  1991/01/31      11361.60                    13855.44
  1991/02/28      12233.38                    14846.11
  1991/03/31      12437.11                    15205.38
  1991/04/30      12470.28                    15241.87
  1991/05/31      12901.43                    15900.32
  1991/06/30      12176.53                    15172.09
  1991/07/31      12759.29                    15879.11
  1991/08/31      12891.96                    16255.44
  1991/09/30      13223.61                    15983.98
  1991/10/31      13621.60                    16198.16
  1991/11/30      12967.76                    15545.38
  1991/12/31      14303.87                    17323.77
  1992/01/31      14626.05                    17001.55
  1992/02/29      15137.74                    17222.57
  1992/03/31      14829.78                    16886.73
  1992/04/30      14995.61                    17383.20
  1992/05/31      15085.63                    17468.37
  1992/06/30      14853.47                    17208.09
  1992/07/31      14924.54                    17911.90
  1992/08/31      14711.33                    17544.71
  1992/09/30      15000.34                    17751.74
  1992/10/31      15114.05                    17813.87
  1992/11/30      16142.19                    18421.32
  1992/12/31      16625.46                    18647.90
  1993/01/31      17037.66                    18804.55
  1993/02/28      16947.64                    19060.29
  1993/03/31      17828.90                    19462.46
  1993/04/30      17427.10                    18991.47
  1993/05/31      18678.93                    19500.44
  1993/06/30      19181.64                    19556.99
  1993/07/31      19694.20                    19478.76
  1993/08/31      21049.53                    20217.01
  1993/09/30      22099.30                    20061.34
  1993/10/31      23321.56                    20476.61
  1993/11/30      22454.15                    20282.08
  1993/12/31      23201.44                    20527.49
  1994/01/31      23442.59                    21225.43
  1994/02/28      23242.49                    20650.22
  1994/03/31      21836.65                    19749.87
  1994/04/30      21880.67                    20002.67
  1994/05/31      21649.10                    20330.71
  1994/06/30      20734.11                    19832.61
  1994/07/31      21536.14                    20483.12
  1994/08/31      22394.65                    21322.93
  1994/09/30      22389.00                    20800.52
  1994/10/31      22309.93                    21268.53
  1994/11/30      21355.40                    20493.93
  1994/12/31      21615.21                    20797.85
  1995/01/31      22010.58                    21337.14
  1995/02/28      22993.35                    22168.65
  1995/03/31      23597.69                    22822.85
  1995/04/30      23806.75                    23494.98
  1995/05/31      24267.41                    24434.07
  1995/06/30      25205.81                    25001.68
  1995/07/31      26957.47                    25830.73
  1995/08/31      27821.93                    25895.57
  1995/09/30      27867.43                    26988.36
  1995/10/31      26525.24                    26892.01
  1995/11/30      27389.70                    28072.57
  1995/12/31      27442.19                    28613.25
  1996/01/31      27848.93                    29587.24
  1996/02/29      29342.42                    29861.52
  1996/03/31      29488.60                    30149.08
  1996/04/30      30699.36                    30593.48
  1996/05/31      31959.02                    31382.49
  1996/06/30      31835.65                    31502.05
  1996/07/31      29550.08                    30110.29
  1996/08/31      30283.80                    30745.32
  1996/09/30      31757.74                    32475.67
  1996/10/31      30887.66                    33371.34
  1996/11/30      31764.23                    35893.88
  1996/12/31      31120.90                    35182.83
  1997/01/31      32506.01                    37381.05
  1997/02/28      32316.82                    37674.12
Let's say hypothetically that $10,000 was invested in Fidelity Select Leisure Portfolio on February 28, 1987, and the current maximum 3% sales charge was paid. As the chart shows, by February 28, 1997, the value of the investment would have grown to $32,317 - a 223.17% increase on the initial investment. For comparison, look at how the S&P 500 did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $37,674 - a 276.74% increase. INVESTMENT SUMMARY
TOP TEN STOCKS AS OF FEBRUARY 28, 1997
                                     % OF FUND'S
                                     INVESTMENTS

Disney (Walt) Co.                    3.7

HFS, Inc.                            3.3

Westinghouse Electric Corp.          3.3

MGM Grand, Inc.                      3.3

Clear Channel Communications, Inc.   3.0

Hasbro, Inc.                         2.6

America Online, Inc.                 2.5

Premier Parks, Inc.                  2.1

General Electric Co.                 2.1

Omnicom Group, Inc.                  2.1

TOP INDUSTRIES AS OF FEBRUARY 28, 1997
Row: 1, Col: 1, Value: 62.0
Row: 1, Col: 2, Value: 4.2
Row: 1, Col: 3, Value: 4.4
Row: 1, Col: 4, Value: 5.4
Row: 1, Col: 5, Value: 11.2
Row: 1, Col: 6, Value: 11.8
Radio Broadcasting 11.8%
Hotels, Motels &
Tourist Courts 11.2%
Electrical Machinery 5.4%
Advertising Agencies 4.4%
Motion Picture Production 4.2%
All Others 63.0% *
* INCLUDES SHORT-TERM INVESTMENTS
% OF FUND'S INVESTMENTS
LEISURE PORTFOLIO
FUND TALK: THE MANAGERS' OVERVIEW



NOTE TO SHAREHOLDERS: Effective January 7, 1997, Paul Antico became Portfolio Manager of Fidelity Select Leisure Portfolio. The following is an interview with Katherine Collins, who managed the fund for most of the period covered by this report, and Paul Antico, who discusses his outlook.
Q. HOW DID THE FUND PERFORM, KATHERINE?
K.C. For the 12-month period that ended February 28, 1997, the fund returned 10.14%. By comparison, the Standard & Poor's 500 Index returned 26.16% for the same time period.
Q. WHAT WAS THE INVESTING ENVIRONMENT LIKE DURING THE PERIOD?
K.C. The environment and stock performance varied by industry. During the year, the broadcasting, advertising and lodging industries performed well. The Telecommunications Act liberalized broadcasting station ownership rules, leading to significant merger and acquisition activity in the radio industry. Advertising companies saw the benefits of their own consolidation, as well as their customers' concentration of business. The lodging industry was able to increase prices, especially at high-end luxury hotels. Weaker industries in the leisure sector over the past year included restaurants, cable and cellular stocks. Many restaurants saw negative sales trends, which led to earnings disappointments. The cable and cellular industries suffered from increased competition from direct broadcast satellite and personal communications services, respectively. Several large entertainment companies showed relatively weak cash flow growth due to disappointing film releases and a slow retail music environment.
Q. HOW DID GAMING AND TOBACCO DO?
K.C. In gaming, it was an up and down year. During the first half of the period, business was strong, with several new properties being planned. In the second half of the period, business weakened for some companies; overall, the stocks' performance was still positive for the year. The tobacco industry did relatively well, despite corrections resulting from litigation scares. Tobacco stocks recovered during the latter part of the period, after the market appeared to over-discount litigation risk in these stocks.
Q. WHAT HOLDINGS DID WELL?
K.C. Companies that performed well included advertising stocks such as Omnicom, which returned over 20% for the year, due to the strong advertising market, market share gains and a good job consolidating acquisitions made in the last couple of years. Broadcasting stocks such as Clear Channel Communications and Evergreen Media Corp. contributed to the fund's performance. The fund's performance also was helped by its limited exposure to restaurant, cable and cellular communications stocks.
Q. WERE THERE DISAPPOINTMENTS?
K.C. Yes, there were missed opportunities, and opportunity costs had the greatest impact on performance. For example, I did not own enough Coca-Cola or Microsoft, and both companies had very strong performance. If we look at what the fund did own, the biggest disappointments were some of the large entertainment stocks. Viacom and Time Warner both performed poorly for much of 1996, as they reported relatively weak cash flow growth and little progress on corporate initiatives such as debt pay-downs.
Q. TURNING TO YOU, PAUL, WHAT'S YOUR OUTLOOK?
P.A. I always have to look out for what's happening in the economy, of course, but my main focus will be on finding those companies that I think will do well in any scenario. In the current economic climate, I have to be more selective. My team of analysts and I contact hundreds of companies, and we share information constantly to find the best buying opportunities. The economy has a part to play, but it's my job to know which industries or companies are going to present the best opportunities in various environments.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND FACTS
START DATE: May 8, 1984
FUND NUMBER: 062
TRADING SYMBOL: FDLSX
SIZE: as of February 28, 1997, more than $98 million
MANAGER: Paul Antico, since January 1997;
manager, Fidelity Select Consumer Industries
Portfolio, since January 1997; Fidelity Advisor
Consumer Industries, since January 1997;
Fidelity Select Industrial Equipment Portfolio,
March 1996-February 1997; Fidelity Select
Developing Communications Portfolio,
1993-1996; joined Fidelity in 1991
(checkmark)
LEISURE PORTFOLIO
INVESTMENTS FEBRUARY 28, 1997

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 91.9%
 SHARES VALUE (NOTE 1)
ADVERTISING - 4.4%
ADVERTISING AGENCIES - 4.4%
ADVO, Inc.   40,000 $ 515,000
Omnicom Group, Inc.   41,700  2,069,356
WPP Group PLC ADR  40,000  1,720,000
  4,304,356
AEROSPACE & DEFENSE - 1.8%
AIRCRAFT - 1.8%
Boeing Co.   17,000  1,729,750
AIR TRANSPORTATION - 1.8%
AIR TRANSPORT, MAJOR NATIONAL - 1.8%
America West Holding Corp. Class B (a)  130,000  1,803,750
BEVERAGES - 4.5%
DISTILLED & BLENDED LIQUOR - 0.6%
Seagram Co. Ltd.   15,000  584,914
MALT BEVERAGE - 1.3%
Anheuser-Busch Companies, Inc.   27,600  1,228,200
SOFT DRINKS - 2.6%
Coca-Cola Co. (The)  17,000  1,037,000
PepsiCo, Inc.   46,882  1,541,246
  2,578,246
TOTAL BEVERAGES   4,391,360
BROADCASTING - 16.4%
CABLE TV OPERATORS - 2.9%
BET Holdings, Inc. Class A (a)  41,200  1,210,250
Tele-Communications Liberty Media Group,
 Series A (a)  75,000  1,575,000
  2,785,250
RADIO BROADCASTING - 11.8%
American Radio Systems Corp.
 Class A (a)  40,100  1,343,350
Clear Channel Communications, Inc. (a)   60,900  2,915,588
Cox Radio, Inc. Class A (a)  31,000  592,875
EZ Communications, Inc. Class A (a)  30,100  1,271,725
Emmis Broadcasting Corp. Class A (a)  29,800  1,028,100
Evergreen Media Corp. Class A (a)  57,987  1,739,610
Heftel Broadcasting Corp. Class A (a)  29,200  1,178,950
Jacor Communications, Inc. Class A (a)  43,200  1,271,700
Metro Networks, Inc. (a)  1,000  22,250
Univision Communications, Inc.,
 Class A (a)  7,500  247,500
  11,611,648
TELEVISION BROADCASTING - 1.7%
Renaissance Communications Corp. (a)   36,550  1,306,663
Young Broadcasting, Inc. Class A (a)  13,000  378,625
  1,685,288
TOTAL BROADCASTING   16,082,186
CELLULAR - 0.8%
CELLULAR & COMMUNICATION SERVICES - 0.8%
AirTouch Communications, Inc. (a)  29,300  798,425
COMPUTER SERVICES & SOFTWARE - 6.1%
COMPUTER SERVICES - 3.0%
America Online, Inc. (a)  66,600  2,497,500
Midway Games, Inc. (a)  30,000  468,750
  2,966,250

 SHARES VALUE (NOTE 1)
ELECTRONIC INFORMATION RETRIEVAL - 1.1%
CUC International, Inc. (a)  43,800 $ 1,045,725
PREPACKAGED COMPUTER SOFTWARE - 2.0%
Excite, Inc.   125,000  1,984,375
Yahoo, Inc.   200  6,050
  1,990,425
TOTAL COMPUTER SERVICES & SOFTWARE   6,002,400
DRUG STORES - 1.3%
CVS Corp.   27,500  1,271,875
ELECTRICAL EQUIPMENT - 5.4%
ELECTRICAL MACHINERY - 5.4%
General Electric Co.   20,400  2,098,650
Westinghouse Electric Corp.   187,417  3,232,943
  5,331,593
ELECTRONICS - 0.7%
ELECTRONIC PARTS - WHOLESALE - 0.7%
Brightpoint, Inc. (a)  23,800  642,600
ENTERTAINMENT - 13.5%
AMUSEMENT - 0.8%
Scientific Games Holdings Corp. (a)   30,000  742,500
AMUSEMENT & RECREATION SERVICES - 0.9%
IMAX Corp. (a)  25,000  881,665
AMUSEMENT PARKS - 2.1%
Premier Parks, Inc. (a)   69,800  2,111,450
MOTION PICTURE DISTRIBUTION - 0.3%
All American Communications, Inc.
 Class B (non-vtg.) (a)  30,000  330,000
MOTION PICTURE PRODUCTION - 4.2%
Disney (Walt) Co.   48,452  3,597,561
Medialink Worldwide, Inc.   50,000  481,250
  4,078,811
MOVIE THEATERS - 1.9%
AMC Entertainment, Inc. (a)  16,900  280,963
Carmike Cinemas, Inc. Class A (a)  41,600  1,066,000
Regal Cinemas, Inc. (a)  20,500  545,813
  1,892,776
RECREATIONAL SERVICES - 3.3%
Cedar Fair LP (depositary unit)  1,000  40,000
MGM Grand, Inc. (a)  91,400  3,210,425
  3,250,425
TOTAL ENTERTAINMENT   13,287,627
GENERAL MERCHANDISE STORES - 0.5%
VARIETY STORES - 0.5%
Consolidated Stores Corp. (a)   15,000  526,875
HOME FURNISHINGS - 1.4%
FURNITURE STORES - 1.4%
Ethan Allen Interiors, Inc.   30,300  1,390,013
HOUSEHOLD PRODUCTS - 0.6%
COSMETICS - 0.6%
Estee Lauder Companies, Inc.   12,000  558,000
LEASING & RENTAL - 0.3%
VIDEO TAPE RENTAL - 0.3%
Hollywood Entertainment Corp.   12,000  288,000
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
LEISURE DURABLES & TOYS - 6.3%
MOTORCYCLES - 0.5%
Harley-Davidson, Inc.   13,700 $ 512,038
SPORTING & ATHLETIC GOODS - 1.8%
Callaway Golf Co.   34,900  1,112,438
K2, Inc.   21,800  602,225
  1,714,663
TOYS & GAMES - 4.0%
Hasbro, Inc.   59,500  2,543,625
Nintendo Co. Ltd. Ord.   20,000  1,415,679
  3,959,304
TOTAL LEISURE DURABLES & TOYS   6,186,005
LODGING & GAMING - 14.2%
HOTELS, MOTELS, & TOURIST COURTS - 11.2%
HFS, Inc. (a)  47,400  3,246,900
Hilton Hotels Corp.   39,400  989,925
Host Marriott Corp. (a)   90,000  1,620,000
ITT Corp. (a)  34,200  1,932,300
La Quinta Motor Inns, Inc.   27,600  545,100
Mirage Resorts, Inc. (a)   80,900  2,012,388
Sun International Hotels Ltd. Ord. (a)   18,600  706,800
  11,053,413
RACING & GAMING - 3.0%
International Game Technology Corp.   25,000  437,500
International Speedway Corp. Class B  25,500  532,313
Penn National Gaming, Inc. (a)   75,000  1,162,500
WMS Industries, Inc. (a)  40,000  795,000
  2,927,313
TOTAL LODGING & GAMING   13,980,726
PRINTING - 0.5%
COMMERCIAL PRINTING, NEC - 0.5%
Valassis Communications, Inc. (a)   26,000  503,750
PUBLISHING - 3.2%
NEWSPAPERS - 1.6%
Knight-Ridder, Inc.   15,000  596,250
New York Times Co. (The) Class A  21,400  952,300
  1,548,550
PERIODICALS - 1.6%
Playboy Enterprises, Inc. Class B (a)  105,300  1,605,825
TOTAL PUBLISHING   3,154,375
RESTAURANTS - 2.8%
RESTAURANTS - 2.8%
Host Marriott Services Corp. (a)  50,000  456,250
Rainforest Cafe, Inc.   20,000  407,500
Starbucks Corp. (a)  56,800  1,909,900
  2,773,650
RETAIL & WHOLESALE, MISCELLANEOUS - 3.4%
DURABLE GOODS, - WHOLESALE - 0.9%
Sodak Gaming, Inc. (a)  58,100  835,188
HOBBY, TOY, & GAME SHOPS - 1.1%
Toys "R" Us, Inc. (a)  43,400  1,128,400
LUMBER & BUILDING MATERIALS-RETAIL - 0.8%
Lowe's Companies, Inc.   21,900  799,350

 SHARES VALUE (NOTE 1)
SPORTING GOODS & BIKES STORES - 0.6%
Cannondale Corp. (a)  27,500 $ 560,313
TOTAL RETAIL & WHOLESALE, MISCELLANEOUS   3,323,251
TEXTILES & APPAREL - 2.0%
FOOTWEAR - 2.0%
NIKE, Inc. Class B  15,000  1,078,125
Reebok International Ltd.   19,900  930,325
  2,008,450
TOTAL COMMON STOCKS
 (Cost $84,003,302)   90,339,017
CONVERTIBLE PREFERRED STOCKS - 0.8%
CELLULAR - 0.8%
CELLULAR & COMMUNICATION SERVICES - 0.8%
AirTouch Communications, Inc.
 Class B $1.74  23,167  680,531
 Class C $2.125  2,034  98,141
TOTAL CONVERTIBLE PREFERRED STOCKS
 (Cost $731,559)   778,672
CASH EQUIVALENTS - 7.3%
Taxable Central Cash Fund (b)
 (Cost $7,201,868)  7,201,868  7,201,868
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $91,936,729)  $ 98,319,557
LEGEND
1. Non-income producing
2. At period end, the seven-day yield on the Taxable Central Cash Fund was 5.31%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $130,115,797 and $123,176,399, respectively (see Note 3 of Notes to Financial Statements).
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $56,198 for the period (see
Note 4 of Notes to Financial Statements).
INCOME TAX INFORMATION
At February 28, 1997, the aggregate cost of investment securities for income tax purposes was $92,024,257. Net unrealized appreciation aggregated $6,295,300, of which $9,141,185 related to appreciated investment securities and $2,845,885 related to depreciated investment securities.
The fund hereby designates approximately $3,267,000 as a capital gain dividend for the purpose of the dividend paid deduction.
A total of 34% of the dividends distributed during the fiscal year qualifies for the dividends-received deduction for corporate shareholders (unaudited).
The fund will notify shareholders in January 1998 of the applicable percentage for use in preparing 1997 income tax returns.
LEISURE PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
 FEBRUARY 28, 1997

ASSETS

Investment in                           $ 98,319,557
securities, at
value
(cost
$91,936,729)
- See
accompanyin
g schedule

Receivable for                           2,517,223
investments
sold

Receivable for                           53,351
fund shares
sold

Dividends                                42,823
receivable

Interest                                 36,372
receivable

Redemption                               204
fees
receivable

Other                                    51,268
receivables

 TOTAL ASSETS                            101,020,798

LIABILITIES

Payable for               $ 2,390,531
investments
purchased

Payable for                356,302
fund shares
redeemed

Accrued                    52,603
management
fee

Other payables             87,976
and accrued
expenses

 TOTAL                                   2,887,412
LIABILITIES

NET ASSETS                              $ 98,133,386

Net Assets
consist of:

Paid in capital                         $ 83,754,553

Undistributed                            376,579
net
investment
income

Accumulated                              7,619,481
undistributed
net realized
gain (loss) on
investments
and foreign
currency
transactions

Net unrealized                           6,382,773
appreciation
(depreciation
) on
investments
and assets
and liabilities
in
foreign
currencies

NET ASSETS, for                         $ 98,133,386
2,051,726
shares
outstanding

NET ASSET                                $47.83
VALUE and
redemption
price per
share
($98,133,386
(divided by) 2,051,726
shares)

Maximum                                  $49.31
offering price
per share
(100/97.00 of
$47.83)

STATEMENT OF OPERATIONS
 YEAR ENDED FEBRUARY 28, 1997

INVESTMENT                       $ 577,251
INCOME
Dividends

Special                           500,000
dividend from
ADVO, Inc.

Interest                          431,607

 TOTAL                            1,508,858
INCOME

EXPENSES

Management         $ 643,761
fee

Transfer agent      846,466
fees

Accounting          107,125
fees and
expenses

Non-interested      443
trustees'
compensatio
n

Custodian fees      13,505
and
expenses

Registration        15,522
fees

Audit               28,572

Legal               1,134

Miscellaneous       4,043

 Total              1,660,571
expenses
before
reductions

 Expense            (20,840       1,639,731
reductions         )

NET                               (130,873
INVESTMENT                       )
INCOME
(LOSS)

REALIZED AND
UNREALIZED
GAIN (LOSS)
Net realized
gain (loss)
on:

 Investment         12,371,340
securities

 Foreign            (575          12,370,765
currency           )
transactions

Change in net
unrealized
appreciation
(depreciation
) on:

 Investment         (3,321,344
securities         )

 Assets and         (135          (3,321,479
liabilities in     )             )
 foreign
currencies

NET GAIN (LOSS)                   9,049,286


NET INCREASE                     $ 8,918,413
(DECREASE)
IN NET ASSETS
RESULTING
FROM
OPERATIONS

OTHER                            $ 282,104
INFORMATION
Sales
charges paid
to FDC

 Deferred                        $ 14,717
sales
charges
withheld
 by FDC

 Exchange                        $ 33,945
fees withheld
by FSC

 Expense                         $ 20,659
reductions
 Directed
brokerage
arrangement
s

  Custodian                       181
interest
credits

                                 $ 20,840

STATEMENT OF CHANGES IN NET ASSETS
INCREASE         YEAR ENDED     YEAR ENDED
(DECREASE) IN    FEBRUARY 28,   FEBRUARY 29,
NET ASSETS       1997           1996

Operations          $ (130,873      $ (369,128
Net                 )               )
investment
income (loss)

 Net realized        12,370,765      14,883,189
gain (loss)

 Change in           (3,321,479      3,623,038
net                 )
unrealized
appreciation
(depreciation
)

 NET INCREASE        8,918,413       18,137,099
(DECREASE)
IN NET
ASSETS
RESULTING
FROM
OPERATIONS

Distributions to     (6,329,218      (8,732,838
shareholders        )               )
from net
realized
gains

Share                109,666,003     62,794,252
transactions
Net proceeds
from sales of
shares

 Reinvestmen         6,225,261       8,564,535
t of
distributions

 Cost of             (105,536,133    (65,359,698
shares              )               )
redeemed

 Paid in             176,193         40,287
capital
portion of
redemption
fees

 NET INCREASE        10,531,324      6,039,376
(DECREASE)
IN NET
ASSETS
RESULTING
FROM SHARE
TRANSACTIO
NS

  TOTAL              13,120,519      15,443,637
INCREASE
(DECREASE)
IN NET ASSETS


NET ASSETS

 Beginning of        85,012,867      69,569,230
period

 End of period      $ 98,133,386    $ 85,012,867
(including
undistribute
d net
investment
income of
$376,579
and $3,611,
respectivel
y)

OTHER
INFORMATION
Shares

 Sold                2,311,420       1,338,175

 Issued in           136,974         200,267
reinvestment
of
distributions

 Redeemed            (2,238,078      (1,405,986
                    )               )

 Net increase        210,316         132,456
(decrease)


SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

             YEAR ENDED     YEAR ENDED     YEARS ENDED FEBRUARY 28,          TEN MONTHS
             FEBRUARY 28,   FEBRUARY 29,                                     ENDED
                                                                             FEBRUARY 28,

SELECTED     1997           1996           1995                       1994   1993
PER-SHARE
DATA D


Net asset        $ 46.17    $ 40.71    $ 45.30    $ 35.77     $ 31.65
value,
beginning of
period

Income from
Investment
Operations

 Net              (.06) G    (.21)      (.21)      (.29)       (.11)
investment
income (loss)

 Net realized     4.47       10.97      (.48)      12.98       4.21
and
unrealized
gain (loss)

 Total from       4.41       10.76      (.69)      12.69       4.10
investment
operations



Less
Distributions

 From net         (2.83)     (5.32)     (3.93)     (3.26)      -
realized gain

Redemption        .08        .02        .03        .10         .02
fees added to
paid in
capital

Net asset        $ 47.83    $ 46.17    $ 40.71    $ 45.30     $ 35.77
value, end of
period

TOTAL             10.14%     27.61%     (1.07)%    37.14%      13.02%
RETURN B, C

RATIOS AND
SUPPLEMENT
AL DATA

Net assets,      $ 98,133   $ 85,013   $ 69,569   $ 105,833   $ 44,824
end of period
(000 omitted)

Ratio of          1.56%      1.64%      1.64%      1.55%       1.90% A
expenses to
average net
assets

Ratio of          1.54% E    1.63% E    1.62% E    1.53% E     1.90% A
expenses to
average net
assets after
expense
reductions

Ratio of net      (.12)%     (.46)%     (.52)%     (.69)%      (.39)%
investment                                                    A
income (loss)
to average
net assets

Portfolio         127%       141%       103%       170%        109% A
turnover rate

Average          $ .0370
commission
rate F


A ANNUALIZED B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT
BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 8 OF NOTES TO FINANCIAL
STATEMENTS). C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR
PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. D NET INVESTMENT INCOME (LOSS)
PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE
PERIOD. E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES
WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 8 OF NOTES TO
FINANCIAL STATEMENTS). F FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A
FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES
ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND
FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE
TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER. G INVESTMENT INCOME
(LOSS) PER SHARE REFLECTS A SPECIAL DIVIDEND FROM ADVO, INC. WHICH AMOUNTED TO $.23
PER SHARE.


MULTIMEDIA PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value), but does not include certain fees paid by shareholders upon exchange or redemption. If Fidelity had not reimbursed certain fund expenses, the past five year and past 10 year total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED                   PAST 1   PAST 5    PAST 10
FEBRUARY 28, 1997               YEAR     YEARS     YEARS

MULTIMEDIA                      -4.52%   113.54%   277.91%

MULTIMEDIA                      -7.38%   107.14%   266.57%
(INCL. 3% SALES CHARGE)

S&P 500                         26.16%   118.75%   276.74%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one, five, or 10 years. You can compare the fund's returns to the performance of the S&P 500 - a widely recognized, unmanaged index of common stocks. This benchmark reflects reinvestment of dividends and capital gains, if any, and excludes the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED             PAST 1   PAST 5   PAST 10
FEBRUARY 28, 1997         YEAR     YEARS    YEARS

MULTIMEDIA                -4.52%   16.39%   14.22%

MULTIMEDIA                -7.38%   15.68%   13.87%
(INCL. 3% SALES CHARGE)

S&P 500                   26.16%   16.94%   14.16%

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

UNDERSTANDING PERFORMANCE
How a fund did yesterday is no guarantee of
how it will do tomorrow. The stock market, for
example, has a history of growth in the long run
and volatility in the short run. Unlike the broader
market, however, some sectors may not have
a history of growth in the long run. And, as
with all stock funds, the share price and
return of a fund that invests in a sector will
vary. That means if you sell your shares
during a sector downturn, you might lose
money. But if you can identify a sector that is
about to experience rapid growth you may
have the potential for above-average gains.
(checkmark)
$10,000 OVER 10 YEARS
 1987/02/28       9700.00                    10000.00
  1987/03/31       9668.40                    10289.00
  1987/04/30       9518.32                    10197.43
  1987/05/31       9960.67                    10286.15
  1987/06/30      10379.32                    10805.60
  1987/07/31      11177.12                    11353.44
  1987/08/31      11169.22                    11776.92
  1987/09/30      10900.65                    11519.01
  1987/10/31       8681.03                     9037.81
  1987/11/30       8080.70                     8293.10
  1987/12/31       9265.23                     8924.20
  1988/01/31       9418.66                     9299.91
  1988/02/29      10049.41                     9733.29
  1988/03/31      10484.11                     9432.53
  1988/04/30      10611.97                     9537.23
  1988/05/31      10432.97                     9620.20
  1988/06/30      10793.32                    10061.77
  1988/07/31      10775.69                    10023.54
  1988/08/31      10370.05                     9682.74
  1988/09/30      11022.59                    10095.22
  1988/10/31      11146.04                    10375.87
  1988/11/30      11057.86                    10227.49
  1988/12/31      11752.69                    10406.47
  1989/01/31      13156.14                    11168.23
  1989/02/28      13128.97                    10890.14
  1989/03/31      13744.68                    11143.88
  1989/04/30      14668.23                    11722.25
  1989/05/31      15374.48                    12197.00
  1989/06/30      15689.29                    12127.48
  1989/07/31      16882.84                    13222.59
  1989/08/31      16864.62                    13481.75
  1989/09/30      16600.40                    13426.47
  1989/10/31      15479.74                    13114.98
  1989/11/30      15570.85                    13382.52
  1989/12/31      15577.44                    13703.71
  1990/01/31      13508.98                    12784.19
  1990/02/28      13167.79                    12949.10
  1990/03/31      13039.84                    13292.25
  1990/04/30      12421.44                    12959.95
  1990/05/31      13604.94                    14223.54
  1990/06/30      13487.65                    14126.82
  1990/07/31      12741.30                    14081.62
  1990/08/31      11088.66                    12808.64
  1990/09/30      10139.73                    12184.86
  1990/10/31       9702.58                    12132.46
  1990/11/30      10704.83                    12916.22
  1990/12/31      11493.83                    13276.58
  1991/01/31      12112.23                    13855.44
  1991/02/28      13007.86                    14846.11
  1991/03/31      13359.71                    15205.38
  1991/04/30      13818.18                    15241.87
  1991/05/31      13892.82                    15900.32
  1991/06/30      12794.61                    15172.09
  1991/07/31      13274.41                    15879.11
  1991/08/31      13690.24                    16255.44
  1991/09/30      14521.89                    15983.98
  1991/10/31      15257.58                    16198.16
  1991/11/30      14212.68                    15545.38
  1991/12/31      15844.00                    17323.77
  1992/01/31      16259.82                    17001.55
  1992/02/29      17166.11                    17222.57
  1992/03/31      16728.96                    16886.73
  1992/04/30      16984.85                    17383.20
  1992/05/31      17240.74                    17468.37
  1992/06/30      17304.71                    17208.09
  1992/07/31      17347.36                    17911.90
  1992/08/31      17112.80                    17544.71
  1992/09/30      17006.17                    17751.74
  1992/10/31      17283.39                    17813.87
  1992/11/30      18541.53                    18421.32
  1992/12/31      19250.14                    18647.90
  1993/01/31      19639.04                    18804.55
  1993/02/28      19725.46                    19060.29
  1993/03/31      20503.24                    19462.46
  1993/04/30      19973.03                    18991.47
  1993/05/31      21334.57                    19500.44
  1993/06/30      22004.37                    19556.99
  1993/07/31      22827.88                    19478.76
  1993/08/31      24771.38                    20217.01
  1993/09/30      25364.32                    20061.34
  1993/10/31      27263.89                    20476.61
  1993/11/30      25484.64                    20282.08
  1993/12/31      26569.14                    20527.49
  1994/01/31      26948.07                    21225.43
  1994/02/28      26602.58                    20650.22
  1994/03/31      24975.44                    19749.87
  1994/04/30      24987.56                    20002.67
  1994/05/31      25906.49                    20330.71
  1994/06/30      25327.44                    19832.61
  1994/07/31      25944.26                    20483.12
  1994/08/31      27505.19                    21322.93
  1994/09/30      27316.37                    20800.52
  1994/10/31      27933.19                    21268.53
  1994/11/30      27052.02                    20493.93
  1994/12/31      27632.85                    20797.85
  1995/01/31      27945.23                    21337.14
  1995/02/28      29090.63                    22168.65
  1995/03/31      30938.90                    22822.85
  1995/04/30      31654.78                    23494.98
  1995/05/31      31823.98                    24434.07
  1995/06/30      33047.48                    25001.68
  1995/07/31      34999.87                    25830.73
  1995/08/31      36106.23                    25895.57
  1995/09/30      37134.49                    26988.36
  1995/10/31      36041.15                    26892.01
  1995/11/30      37433.85                    28072.57
  1995/12/31      36937.62                    28613.25
  1996/01/31      37163.63                    29587.24
  1996/02/29      38392.53                    29861.52
  1996/03/31      37884.02                    30149.08
  1996/04/30      39647.63                    30593.48
  1996/05/31      40964.39                    31382.49
  1996/06/30      39068.83                    31502.05
  1996/07/31      35350.05                    30110.29
  1996/08/31      36666.82                    30745.32
  1996/09/30      38996.48                    32475.67
  1996/10/31      37896.76                    33371.34
  1996/11/30      38591.32                    35893.88
  1996/12/31      37334.16                    35182.83
  1997/01/31      37142.85                    37381.05
  1997/02/28      36657.23                    37674.12
Let's say hypothetically that $10,000 was invested in Fidelity Select Multimedia Portfolio on February 28, 1987 and the current maximum 3% sales charge was paid. As the chart shows, by February 28, 1997, the value of the investment would have grown to $36,657 - a 266.57% increase on the initial investment. For comparison, look at how the S&P 500 did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $37,674 - a 276.74% increase. INVESTMENT SUMMARY
TOP TEN STOCKS AS OF FEBRUARY 28, 1997
                                               % OF FUND'S
                                               INVESTMENTS

Times Mirror Co. Class A                       6.9

Omnicom Group, Inc.                            6.4

New York Times Co. (The) Class A               5.0

Scientific-Atlanta, Inc.                       4.4

ADVO, Inc.                                     4.2

Harcourt General, Inc.                         4.1

Mobile Telecommunications Technologies, Inc.   3.8

Gibson Greetings, Inc.                         3.8

Hollinger International, Inc. Class A          3.6

Meredith Corp.                                 3.1

TOP INDUSTRIES AS OF FEBRUARY 28, 1997
7.7
Newspapers 18.1%
Advertising Agencies 12.4%
Book Publishing & Printing 8.2%
Cellular & Communication
Services 6.5%
Telephone Services 5.8%
All Others 49.0% *
Row: 1, Col: 1, Value: 49.0
Row: 1, Col: 2, Value: 5.8
Row: 1, Col: 3, Value: 6.5
Row: 1, Col: 4, Value: 8.199999999999999
Row: 1, Col: 5, Value: 12.4
Row: 1, Col: 6, Value: 18.1
* INCLUDES SHORT-TERM INVESTMENTS
% OF FUND'S INVESTMENTS
MULTIMEDIA PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW



John Porter,
Portfolio Manager
of Fidelity Select
Multimedia Portfolio
Q. JOHN, HOW DID THE FUND PERFORM?
A. For the 12 months that ended February 28, 1997, the fund had a return of -4.52%. The Standard & Poor's 500 Index had a 26.16% return over the same period.
Q. WHAT HELD THE FUND BACK?
A. I like to break my investing universe into four groups of stocks: entertainment, equipment, publishing and distribution. Of these four groups, three - entertainment, equipment and distribution - experienced major problems that led to weak performance.
Q. CAN YOU ELABORATE?
A. Sure. With the entertainment group, the problems revolved around specific stock issues. For example, one of the group's bigger players - Viacom - experienced disappointing results due to issues involving its Blockbuster Video franchises. With the equipment group, it's a matter of waiting for telecommunications reform to be implemented. As local and long-distance markets open up to competition, infrastructures will need to be built and equipment providers should be in demand. In the distribution group, cable TV stocks performed poorly, as the opening of markets sparked competitive fears and new satellite TV systems increased in popularity. Cable companies would like to meet the demand for extra bandwidth - the capacity for communication flow - but it would mean huge amounts of capital spending.
Q. PUBLISHING-RELATED STOCKS PERFORMED REASONABLY WELL. WHAT WAS THE STORY WITH THIS PARTICULAR GROUP?
A. The fund saw good results from its positions in some of its newspaper stocks. My strategy here revolved around the price of newsprint - the only real variable cost for newspaper companies. Market consensus was that the cost of newsprint would rise or stay level, and I thought the price would actually go down. The price did take a dip and, as a result, many of the fund's newspaper stocks were positive contributors.
Q. HAVE YOU BEEN ABLE TO IDENTIFY GOOD INVESTING OPPORTUNITIES IN THE INTERNET AREA?
A. I really haven't found a compelling theme with Internet-related stocks. The fund has positions in companies that are doing some interesting work from a content perspective, but much of the Internet's success will depend on its advertising power. There are lots of advertising agencies out there helping people put together themes for the Internet, but it's still uncharted territory. Until the Internet can prove that it's a strong advertising vehicle, I think it will be difficult to pinpoint any long-term investing opportunities.
Q. WHICH INDIVIDUAL STOCKS CONTRIBUTED POSITIVELY TO THE FUND'S RETURN? WHERE DID THE DISAPPOINTMENTS LIE?
A. As I mentioned, newspaper stocks were very strong. The fund benefited from its positions in both Times Mirror Co. and the New York Times Co. Omnicom, a global, diversified advertising agency and one of the fund's top holdings at the close of the period, was also a solid performer. On the negative side, paging company Mobile Telecommunications had problems as did Learning Co., Inc., a children's educational software firm.
Q. WHAT'S YOUR OUTLOOK FOR THE COMING MONTHS?
A. The outlook for entertainment stocks is encouraging. Companies are beginning to realize what they need to do in order to enhance their value. With equipment stocks, I'm hoping that patience really is a virtue. As soon as the markets open up to competition, I think these stocks are poised for a good run. I'll most likely reduce the fund's positions in newspaper stocks, reflecting my feeling that my newsprint cost strategy may have come full circle. Lastly, the outlook for distribution stocks depends largely on how the opening of competitive markets progresses.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND FACTS
START DATE: June 30, 1986
FUND NUMBER: 503
TRADING SYMBOL: FBMPX
SIZE: as of February 28, 1997, more than $54 million
MANAGER: John Porter, since 1996; equity analyst, newspaper and publishing industries, since 1996; joined Fidelity in 1995
(checkmark)
MULTIMEDIA PORTFOLIO
INVESTMENTS FEBRUARY 28, 1997

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 95.0%
 SHARES VALUE (NOTE 1)
ADVERTISING - 15.3%
ADVERTISING - 0.5%
Cordiant PLC sponsored ADR  50,000 $ 243,750
ADVERTISING AGENCIES - 12.4%
ADVO, Inc.   180,000  2,317,500
Interpublic Group of Companies, Inc.   20,000  1,002,500
Omnicom Group, Inc.   70,000  3,473,750
  6,793,750
RADIO & TV ADVERTISING REPRESENTATIVES - 2.4%
Katz Media Group, Inc. (a)  179,000  1,320,124
TOTAL ADVERTISING   8,357,624
BROADCASTING - 5.0%
CABLE TV OPERATORS - 0.7%
TCI Group Class A  32,500  385,938
RADIO BROADCASTING - 0.5%
Grupo Radio Centro SA de CV
 sponsored ADR (a)  27,600  265,650
TELEVISION BROADCASTING - 3.8%
Central European Media Class C (a)  25,000  843,750
Grupo Televisa SA de CV
 sponsored ADR (a)  23,100  565,950
HSN, Inc. (a)  25,000  643,750
  2,053,450
TOTAL BROADCASTING   2,705,038
CELLULAR - 6.5%
CELLULAR & COMMUNICATION SERVICES - 6.5%
AirTouch Communications, Inc. (a)  13,400  365,150
Mobile Telecommunications
 Technologies, Inc. (a)  270,000  2,092,500
360 Degrees Communications Co. (a)  50,000  1,081,250
  3,538,900
COMMUNICATIONS EQUIPMENT - 0.0%
DATACOMMUNICATIONS EQUIPMENT - 0.0%
Centigram Communications Corp. (a)  2,000  22,750
COMPUTER SERVICES & SOFTWARE - 5.3%
COMPUTER SERVICES - 1.7%
Barra, Inc. (a)  30,000  907,500
CUSTOM COMPUTER PROGRAMMING SERVICES - 0.8%
Intersolv, Inc. (a)  50,000  456,250
PREPACKAGED COMPUTER SOFTWARE - 2.8%
CompuServe Corp. (a)  30,000  303,750
FactSet Research Systems, Inc. (a)  42,000  761,250
Learning Co., Inc. (a)  50,000  481,250
  1,546,250
TOTAL COMPUTER SERVICES & SOFTWARE   2,910,000
COMPUTERS & OFFICE EQUIPMENT - 4.2%
COMPUTER PERIPHERALS - 1.2%
Creative Technology Corp. Ltd.   51,100  629,967
OFFICE AUTOMATION - 3.0%
Bell & Howell Co. (a)  70,000  1,662,500
TOTAL COMPUTERS & OFFICE EQUIPMENT   2,292,467

 SHARES VALUE (NOTE 1)
CONSUMER ELECTRONICS - 0.7%
RADIOS, TELEVISIONS, STEREOS - 0.7%
Sony Corp. ADR  5,300 $ 381,600
ELECTRICAL EQUIPMENT - 8.0%
ELECTRICAL MACHINERY - 3.0%
Westinghouse Electric Corp.   93,250  1,608,563
TV & RADIO COMMUNICATION EQUIPMENT - 5.0%
General Instrument Corp. (a)  15,600  370,500
Scientific-Atlanta, Inc.   141,900  2,376,825
  2,747,325
TOTAL ELECTRICAL EQUIPMENT   4,355,888
ELECTRONICS - 1.0%
SEMICONDUCTORS - 1.0%
Motorola, Inc.   10,000  558,750
ENTERTAINMENT - 3.4%
MOTION PICTURE PRODUCTION - 3.4%
Disney (Walt) Co.   20,000  1,485,000
Viacom, Inc. Class A (a)  10,000  348,750
  1,833,750
PRINTING - 1.7%
COMMERCIAL PRINTING - 1.7%
Donnelley (R.R.) & Sons Co.   30,000  926,250
PUBLISHING - 35.4%
BOOK PUBLISHING & PRINTING - 8.2%
ACNielsen Corp. (a)  30,000  442,500
Cognizant Corp.   25,000  871,875
Harcourt General, Inc.   47,000  2,214,875
Scholastic Corp. (a)  30,000  990,000
  4,519,250
GREETING CARDS - 3.8%
Gibson Greetings, Inc. (a)  100,000  2,062,500
NEWSPAPERS - 18.1%
Hollinger International, Inc. Class A  194,000  1,964,250
Knight-Ridder, Inc.   15,400  612,150
New York Times Co. (The) Class A  61,900  2,754,550
Times Mirror Co. Class A  73,200  3,769,800
Tribune Co.   20,000  785,000
  9,885,750
PERIODICALS - 5.3%
Meredith Corp.   34,000  1,666,000
Playboy Enterprises, Inc. Class B (a)  80,000  1,220,000
  2,886,000
TOTAL PUBLISHING   19,353,500
RETAIL & WHOLESALE, MISCELLANEOUS - 1.5%
STATIONERY & OFFICE SUPPLIES - WHOLESALE - 1.5%
Corporate Express, Inc. (a)  45,000  843,750
SERVICES - 1.2%
COMMERCIAL, ECONOMIC, SOCIAL & EDUCATIONAL RESEARCH - 0.7%
Gartner Group, Inc. Class A (a)  15,000  397,500
COMMERCIAL TESTING LABS - 0.5%
Forensic Technologies International Corp.   32,600  236,350
TOTAL SERVICES   633,850
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
TELEPHONE SERVICES - 5.8%
LCI International, Inc. (a)  30,000 $ 570,000
Telebras sponsored ADR  10,000  970,000
U S WEST Media Group (a)  15,000  275,625
WorldCom, Inc. (a)  50,000  1,331,250
  3,146,875
TOTAL COMMON STOCKS
 (Cost $51,921,775)   51,860,992
CASH EQUIVALENTS - 5.0%
Taxable Central Cash Fund (b)
 (Cost $2,755,462)  2,755,462  2,755,462
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $54,677,237)  $ 54,616,454
LEGEND
1. Non-income producing
2. At period end, the seven-day yield on the Taxable Central Cash Fund was 5.31%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $78,587,912 and $114,720,245, respectively (see Note 3 of Notes to Financial Statements).
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $19,584 for the period (see
Note 4 of Notes to Financial Statements).
INCOME TAX INFORMATION
At February 28, 1997, the aggregate cost of investment securities for income tax purposes was $55,379,028. Net unrealized depreciation aggregated $762,574 of which $5,669,788 related to appreciated investment securities and $6,432,362 related to depreciated investment securities.
The fund hereby designates approximately $1,264,000 as a capital gain dividend for the purpose of the dividend paid deduction.
A total of 100% of the dividends distributed during the fiscal year qualifies for the dividends-received deduction for corporate shareholders (unaudited).
The fund will notify shareholders in January 1998 of the applicable percentage for use in preparing 1997 income tax returns.
MULTIMEDIA PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
 FEBRUARY 28, 1997

ASSETS

Investment in                         $ 54,616,454
securities, at
value
(cost
$54,677,237)
- See
accompanyin
g schedule

Receivable for                         8,400
investments
sold

Receivable for                         35,685
fund shares
sold

Dividends                              40,716
receivable

Interest                               17,158
receivable

Redemption                             177
fees
receivable

Other                                  231
receivables

 TOTAL ASSETS                          54,718,821

LIABILITIES

Payable for               $ 450,042
fund shares
redeemed

Accrued                    31,489
management
fee

Other payables             66,461
and accrued
expenses

 TOTAL                                 547,992
LIABILITIES

NET ASSETS                            $ 54,170,829

Net Assets
consist of:

Paid in capital                       $ 51,051,309

Undistributed                          1,484,090
net
investment
income

Accumulated                            1,696,213
undistributed
net realized
gain (loss) on
investments
and foreign
currency
transactions

Net unrealized                         (60,783
appreciation                          )
(depreciation
) on
investments

NET ASSETS, for                       $ 54,170,829
2,174,440
shares
outstanding

NET ASSET                              $24.91
VALUE and
redemption
price per
share
($54,170,829
(divided by) 2,174,440
shares)

Maximum                                $25.68
offering price
per share
(100/97.00 of
$24.91)

STATEMENT OF OPERATIONS
 YEAR ENDED FEBRUARY 28, 1997

INVESTMENT                      $ 575,928
INCOME
Dividends

Special                          1,600,000
dividend from
ADVO, Inc.

Interest                         282,395

 TOTAL                           2,458,323
INCOME

EXPENSES

Management         $ 513,562
fee

Transfer agent      692,306
fees

Accounting          85,280
fees and
expenses

Non-interested      523
trustees'
compensatio
n

Custodian fees      10,776
and
expenses

Registration        20,220
fees

Audit               32,109

Legal               603

Miscellaneous       4,294

 Total              1,359,673
expenses
before
reductions

 Expense            (34,656      1,325,017
reductions         )

NET                              1,133,306
INVESTMENT
INCOME

REALIZED AND
UNREALIZED
GAIN (LOSS)
Net realized
gain (loss)
on:

 Investment         3,645,015
securities

 Foreign            4,306        3,649,321
currency
transactions

Change in net                    (9,287,117
unrealized                      )
appreciation
(depreciation
) on
investment
securities

NET GAIN (LOSS)                  (5,637,796
                                )

NET INCREASE                    $ (4,504,490
(DECREASE)                      )
IN NET ASSETS
RESULTING
FROM
OPERATIONS

OTHER                           $ 338,283
INFORMATION
Sales
charges paid
to FDC

 Deferred                       $ 4,261
sales
charges
withheld
 by FDC

 Exchange                       $ 36,660
fees withheld
by FSC

 Expense                        $ 31,551
reductions
 Directed
brokerage
arrangement
s

  Custodian                      3,105
interest
credits

                                $ 34,656

STATEMENT OF CHANGES IN NET ASSETS
INCREASE         YEAR ENDED     YEAR ENDED
(DECREASE) IN    FEBRUARY 28,   FEBRUARY 29,
NET ASSETS       1997           1996

Operations          $ 1,133,306    $ 79,501
Net
investment
income

 Net realized        3,649,321      15,081,916
gain (loss)

 Change in           (9,287,117     7,021,515
net                 )
unrealized
appreciation
(depreciation
)

 NET INCREASE        (4,504,490     22,182,932
(DECREASE)          )
IN NET
ASSETS
RESULTING
FROM
OPERATIONS

Distributions to     -              (62,595
shareholders                       )
From net
investment
income

 From net            (3,347,638     (6,860,366
realized gain       )              )

 TOTAL               (3,347,638     (6,922,961
DISTRIBUTION        )              )
S

Share                42,427,132     226,094,070
transactions
Net proceeds
from sales of
shares

 Reinvestmen         3,294,839      6,804,045
t of
distributions

 Cost of             (78,777,876    (191,430,375
shares              )              )
redeemed

 Paid in             109,141        84,905
capital
portion of
redemption
fees

 NET INCREASE        (32,946,764    41,552,645
(DECREASE)          )
IN NET
ASSETS
RESULTING
FROM SHARE
TRANSACTIO
NS

  TOTAL              (40,798,892    56,812,616
INCREASE            )
(DECREASE)
IN NET ASSETS


NET ASSETS

 Beginning of        94,969,721     38,157,105
period

 End of period      $ 54,170,829   $ 94,969,721
(including
undistribute
d net
investment
income of
$1,484,090
and
$16,907,
respectivel
y)

OTHER
INFORMATION
Shares

 Sold                1,577,831      8,957,896

 Issued in           127,316        262,403
reinvestment
of
distributions

 Redeemed            (3,024,499     (7,433,399
                    )              )

 Net increase        (1,319,352)    1,786,900
(decrease)


SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

             YEAR ENDED     YEAR ENDED     YEARS ENDED FEBRUARY 28,          TEN MONTHS
             FEBRUARY 28,   FEBRUARY 29,                                     ENDED
                                                                             FEBRUARY 28,

SELECTED     1997           1996           1995                       1994   1993
PER-SHARE
DATA D


Net asset        $ 27.18    $ 22.35    $ 23.87    $ 18.26    $ 15.93
value,
beginning of
period

Income from
Investment
Operations

 Net              .35 E      .02        (.01)      (.10)      (.07)
investment
income (loss)

 Net realized     (1.58)     7.00       1.67       6.28       2.61
and
unrealized
gain (loss)

 Total from       (1.23)     7.02       1.66       6.18       2.54
investment
operations



Less
Distributions

 From net         -          (.02)      -          -          -
investment
income

 From net         (1.07)     (2.19)     (3.21)     (.65)      (.23)
realized gain

 Total            (1.07)     (2.21)     (3.21)     (.65)      (.23)
distributions

Redemption        .03        .02        .03        .08        .02
fees added to
paid in
capital

Net asset        $ 24.91    $ 27.18    $ 22.35    $ 23.87    $ 18.26
value, end of
period

TOTAL             (4.52)%    31.98%     9.35%      34.86%     16.14%
RETURN B, C

RATIOS AND
SUPPLEMENT
AL DATA

Net assets,      $ 54,171   $ 94,970   $ 38,157   $ 49,177   $ 16,647
end of period
(000 omitted)

Ratio of          1.60%      1.56%      2.05%      1.66%      2.49% A,
expenses to                                                   G
average net
assets

Ratio of          1.56% F    1.54% F    2.03% F    1.63% F    2.49% A
expenses to
average net
assets after
expense
reductions

Ratio of net      1.33%      .08%       (.07)%     (.42)%     (.52)%
investment                                                   A
income (loss)
to average
net assets

Portfolio         99%        223%       107%       340%       70% A
turnover rate

Average          $ .0400
commission
rate H


A ANNUALIZED B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT
BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 8 OF NOTES TO FINANCIAL
STATEMENTS). C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR
PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. D NET INVESTMENT INCOME (LOSS)
PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE
PERIOD. E INVESTMENT INCOME PER SHARE REFLECTS A SPECIAL DIVIDEND FROM ADVO, INC.
WHICH AMOUNTED TO $.49 PER SHARE.    F FMR OR THE FUND HAS ENTERED INTO VARYING
ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S
EXPENSES (SEE NOTE 8 OF NOTES TO FINANCIAL STATEMENTS). G DURING THE PERIOD, FMR
AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES, OR EXPENSES WERE LIMITED IN
ACCORDANCE WITH A STATE EXPENSE LIMITATION. WITHOUT THIS REIMBURSEMENT, THE FUND'S
EXPENSE RATIO WOULD HAVE BEEN HIGHER. H FOR FISCAL YEARS BEGINNING ON OR AFTER
SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER
SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY
FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN
VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.


RETAILING PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value), but does not include cetain fees paid by shareholders upon exchange or redemption. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED                   PAST 1   PAST 5    PAST 10
FEBRUARY 28, 1997               YEAR     YEARS     YEARS

RETAILING                       19.59%   65.38%    302.10%

RETAILING                       16.01%   60.42%    290.04%
(INCL. 3% SALES CHARGE)

S&P 500                         26.16%   118.75%   276.74%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one, five, or 10 years. You can compare the fund's returns to the performance of the S&P 500 - a widely recognized, unmanaged index of common stocks. This benchmark reflects reinvestment of dividends and capital gains, if any, and excludes the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED             PAST 1   PAST 5   PAST 10
FEBRUARY 28, 1997         YEAR     YEARS    YEARS

RETAILING                 19.59%   10.58%   14.93%

RETAILING                 16.01%   9.91%    14.58%
(INCL. 3% SALES CHARGE)

S&P 500                   26.16%   16.94%   14.16%

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

UNDERSTANDING PERFORMANCE
How a fund did yesterday is no guarantee of
how it will do tomorrow. The stock market, for
example, has a history of growth in the long run
and volatility in the short run. Unlike the broader
market, however, some sectors may not have
a history of growth in the long run. And, as
with all stock funds, the share price and
return of a fund that invests in a sector will
vary. That means if you sell your shares
during a sector downturn, you might lose
money. But if you can identify a sector that is
about to experience rapid growth you may
have the potential for above-average gains.
(checkmark)
$10,000 OVER 10 YEARS
 1987/02/28       9700.00                    10000.00
  1987/03/31       9993.94                    10289.00
  1987/04/30       9685.66                    10197.43
  1987/05/31       9857.72                    10286.15
  1987/06/30      10395.42                    10805.60
  1987/07/31      10918.77                    11353.44
  1987/08/31      11162.53                    11776.92
  1987/09/30      10366.74                    11519.01
  1987/10/31       7269.62                     9037.81
  1987/11/30       6767.78                     8293.10
  1987/12/31       7431.83                     8924.20
  1988/01/31       7901.30                     9299.91
  1988/02/29       8816.35                     9733.29
  1988/03/31       8927.75                     9432.53
  1988/04/30       9206.24                     9537.23
  1988/05/31       8943.66                     9620.20
  1988/06/30       9731.41                    10061.77
  1988/07/31       9643.88                    10023.54
  1988/08/31       9620.01                     9682.74
  1988/09/30      10184.96                    10095.22
  1988/10/31      10399.79                    10375.87
  1988/11/30      10256.57                    10227.49
  1988/12/31      10308.34                    10406.47
  1989/01/31      10818.09                    11168.23
  1989/02/28      10672.45                    10890.14
  1989/03/31      11182.20                    11143.88
  1989/04/30      11813.32                    11722.25
  1989/05/31      12630.55                    12197.00
  1989/06/30      12405.69                    12127.48
  1989/07/31      13406.15                    13222.59
  1989/08/31      14056.45                    13481.75
  1989/09/30      14023.10                    13426.47
  1989/10/31      13347.79                    13114.98
  1989/11/30      13431.16                    13382.52
  1989/12/31      13352.49                    13703.71
  1990/01/31      12309.63                    12784.19
  1990/02/28      12738.47                    12949.10
  1990/03/31      13781.33                    13292.25
  1990/04/30      13586.40                    12959.95
  1990/05/31      15399.22                    14223.54
  1990/06/30      15204.29                    14126.82
  1990/07/31      14580.53                    14081.62
  1990/08/31      12485.06                    12808.64
  1990/09/30      11091.34                    12184.86
  1990/10/31      10574.78                    12132.46
  1990/11/30      12017.24                    12916.22
  1990/12/31      12680.75                    13276.58
  1991/01/31      13911.71                    13855.44
  1991/02/28      15201.27                    14846.11
  1991/03/31      16783.93                    15205.38
  1991/04/30      17018.39                    15241.87
  1991/05/31      18434.96                    15900.32
  1991/06/30      17848.80                    15172.09
  1991/07/31      18991.82                    15879.11
  1991/08/31      19998.08                    16255.44
  1991/09/30      19783.15                    15983.98
  1991/10/31      19411.91                    16198.16
  1991/11/30      19040.67                    15545.38
  1991/12/31      21320.56                    17323.77
  1992/01/31      22502.81                    17001.55
  1992/02/29      23584.86                    17222.57
  1992/03/31      23113.97                    16886.73
  1992/04/30      22172.18                    17383.20
  1992/05/31      22633.05                    17468.37
  1992/06/30      21576.57                    17208.09
  1992/07/31      22536.45                    17911.90
  1992/08/31      22025.21                    17544.71
  1992/09/30      22682.52                    17751.74
  1992/10/31      24237.12                    17813.87
  1992/11/30      26073.42                    18421.32
  1992/12/31      26027.34                    18647.90
  1993/01/31      26206.91                    18804.55
  1993/02/28      25213.99                    19060.29
  1993/03/31      27157.59                    19462.46
  1993/04/30      25598.80                    18991.47
  1993/05/31      27016.75                    19500.44
  1993/06/30      26367.31                    19556.99
  1993/07/31      26497.20                    19478.76
  1993/08/31      27709.49                    20217.01
  1993/09/30      28553.76                    20061.34
  1993/10/31      28997.55                    20476.61
  1993/11/30      29278.97                    20282.08
  1993/12/31      29419.11                    20527.49
  1994/01/31      28108.47                    21225.43
  1994/02/28      29149.96                    20650.22
  1994/03/31      28541.45                    19749.87
  1994/04/30      29407.41                    20002.67
  1994/05/31      27956.34                    20330.71
  1994/06/30      27722.30                    19832.61
  1994/07/31      28190.39                    20483.12
  1994/08/31      29980.81                    21322.93
  1994/09/30      29395.70                    20800.52
  1994/10/31      29524.43                    21268.53
  1994/11/30      28494.64                    20493.93
  1994/12/31      27944.64                    20797.85
  1995/01/31      27722.30                    21337.14
  1995/02/28      27979.75                    22168.65
  1995/03/31      28295.71                    22822.85
  1995/04/30      27195.71                    23494.98
  1995/05/31      27675.49                    24434.07
  1995/06/30      29442.51                    25001.68
  1995/07/31      31244.64                    25830.73
  1995/08/31      30811.66                    25895.57
  1995/09/30      31736.13                    26988.36
  1995/10/31      30320.17                    26892.01
  1995/11/30      31841.45                    28072.57
  1995/12/31      31291.45                    28613.25
  1996/01/31      30378.68                    29587.24
  1996/02/29      32613.78                    29861.52
  1996/03/31      35036.12                    30149.08
  1996/04/30      37083.99                    30593.48
  1996/05/31      38862.71                    31382.49
  1996/06/30      38172.29                    31502.05
  1996/07/31      34521.23                    30110.29
  1996/08/31      37786.12                    30745.32
  1996/09/30      39143.56                    32475.67
  1996/10/31      38371.22                    33371.34
  1996/11/30      39845.69                    35893.88
  1996/12/31      37819.01                    35182.83
  1997/01/31      37643.06                    37381.05
  1997/02/28      39003.79                    37674.12
Let's say hypothetically that $10,000 was invested in Fidelity Select Retailing Portfolio on February 28, 1987, and the current maximum 3% sales charge was paid. As the chart shows, by February 28, 1997, the value of the investment would have grown to $39,004 - a 290.04% increase on the initial investment. For comparison, look at how the S&P 500 did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $37,674 - a 276.74% increase. INVESTMENT SUMMARY
TOP TEN STOCKS AS OF FEBRUARY 28, 1997
                            % OF FUND'S
                            INVESTMENTS

CVS Corp.                   15.2

Consolidated Stores Corp.   7.1

Wal-Mart Stores, Inc.       6.0

Safeway, Inc.               5.9

Payless ShoeSource, Inc.    5.8

Revco (D.S.), Inc.          3.6

Proffitts, Inc.             3.6

Kroger Co. (The)            3.5

Rite Aid Corp.              3.1

Vons Companies, Inc.        2.9

TOP INDUSTRIES AS OF FEBRUARY 28, 1997
Drug Stores 22.0%
Grocery-Retail 14.9%
Variety Stores 10.1%
Shoe Stores 8.6%
General Merchandise
Stores 6.0%
All Others 38.4% *
Row: 1, Col: 1, Value: 38.4
Row: 1, Col: 2, Value: 6.0
Row: 1, Col: 3, Value: 8.6
Row: 1, Col: 4, Value: 10.1
Row: 1, Col: 5, Value: 14.9
Row: 1, Col: 6, Value: 22.0
* INCLUDES SHORT-TERM INVESTMENTS
% OF FUND'S INVESTMENTS
RETAILING PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW



NOTE TO SHAREHOLDERS: Ramin Arani became Portfolio Manager of Fidelity Select Retailing Portfolio on January 7, 1997.
Q. RAMIN, HOW DID THE FUND PERFORM?
A. For the 12 months that ended February 28, 1997, the fund had a total return of 19.59%. For the same 12-month period, the Standard & Poor's 500 Index returned 26.16%.
Q. WHAT WAS THE YEAR LIKE FOR STOCKS IN THE SECTOR?
A. Stocks in the retailing sector enjoyed a good first half of 1996, as comparable store sales - this year's retail store performance compared to the previous year's sales for the same stores - were up solidly. Much of that improvement came from the fact that 1995 was such a poor year for the sector. Going into the Christmas 1996 season, there were even higher expectations for comparable store sales, because Christmas 1995 had been a particularly poor selling season. In addition, companies had done a better job managing inventories through the fall. As it turned out, Christmas 1996 did show improvement over 1995. Stores met expectations, but didn't beat them as many had hoped. The companies that suffered through disappointing earnings at Christmas prereported that fact, hurting most of the stocks in the group at the beginning of 1997. However, in January and February many other companies confirmed solid earnings and comparable store sales rebounded, helping stocks in the sector pick up a bit in February.
Q. WHAT HAVE YOU FOCUSED ON SINCE TAKING OVER THE FUND IN JANUARY?
A. I haven't made any major changes. I reduced the number of stocks in the fund, concentrating the portfolio on those names whose stories I was most familiar with. CVS was the fund's largest holding when I took over the fund and remains so. It also was one of the fund's better-performing stocks. I added shares in Revco because it is being acquired by CVS, so the fund's investments in Revco will help increase the fund's overall stake in CVS going forward. I also increased the fund's investment in Wal-Mart, which I found to be attractive because of its strong cash flow. I increased investments in supermarkets such as Safeway, Kroger and American Stores. These companies appealed to me because of their cash flows and profit margin improvements.
Q. WHAT HAS HELPED DRUG STORE COMPANIES, SUCH AS CVS, PERFORM WELL?
A. In the current push toward managed health care, the use of pharmaceuticals is on the rise. This has driven strong pharmacy sales growth at the drug stores, although that part of their business provides lower profit margins. In addition, the stores are designed with the pharmacies at the back. When customers walk back through the store, they're attracted to the other merchandise, which typically is sold at high margins. The companies have been doing a better job merchandising and managing their inventories for products in the front of the store. These merchandising and inventory management efforts have helped offset the margin erosion arising from the growth in the pharmacy business. Strong sales and overall flat margins have led to strong profit growth.
Q. WERE THERE PARTICULAR AREAS THAT YOU AVOIDED?
A. Consumer electronics continued to be a difficult area; it is very competitive with a lot of store capacity and price cutting. Companies that are struggling tend to try to liquidate their inventories by cutting prices drastically, making it tough for all companies in the group. In addition, the lack of new product offerings and the highly competitive personal computer business hurt the group.
Q. WHAT'S YOUR OUTLOOK?
A. I don't make any forecasts related to the economy or the stock market. I'll be looking for those companies that can expand their profit margins and improve their cash flow by emphasizing returns on invested capital. I think those stocks will present the best opportunity.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.


FUND FACTS
START DATE: December 16, 1985
FUND NUMBER: 046
TRADING SYMBOL: FSRPX
SIZE: as of February 28, 1997, more than $59 million
MANAGER: Ramin Arani, since January 1997;
joined Fidelity in 1992
(checkmark)
RETAILING PORTFOLIO
INVESTMENTS FEBRUARY 28, 1997

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 91.4%
 SHARES VALUE (NOTE 1)
APPAREL STORES - 15.2%
GENERAL APPAREL STORES - 5.4%
Gap, Inc.   44,600 $ 1,471,800
Limited, Inc. (The)  5,500  104,500
TJX Companies, Inc.   36,600  1,528,050
  3,104,350
SHOE STORES - 8.6%
Footstar, Inc. (a)  64,630  1,631,905
Payless ShoeSource, Inc. (a)  77,600  3,336,800
  4,968,705
WOMEN'S CLOTHING STORES - 1.2%
AnnTaylor Stores Corp. (a)  15,000  300,000
Charming Shoppes, Inc. (a)  50,400  223,650
Talbots, Inc.   5,600  179,900
  703,550
TOTAL APPAREL STORES   8,776,605
AUTOS, TIRES, & ACCESSORIES - 0.4%
MOTOR VEHICLE DEALERS (NEW & USED) - 0.4%
Cross-Continent Auto Retailers, Inc. (a)  13,000  206,375
COMPUTER SERVICES & SOFTWARE - 0.7%
COMPUTER & SOFTWARE STORES - 0.7%
CompUSA, Inc. (a)  20,400  408,000
DRUG STORES - 22.0%
CVS Corp.   190,000  8,787,500
Revco (D.S.), Inc. (a)  51,200  2,092,800
Rite Aid Corp.   43,000  1,811,375
  12,691,675
GENERAL MERCHANDISE STORES - 21.5%
DEPARTMENT STORES - 5.4%
Neiman-Marcus Group, Inc. (a)  38,700  1,040,063
Proffitts, Inc. (a)  63,852  2,067,209
  3,107,272
GENERAL MERCHANDISE STORES - 6.0%
Wal-Mart Stores, Inc.   130,300  3,436,663
VARIETY STORES - 10.1%
Consolidated Stores Corp. (a)  116,175  4,080,647
Costco Companies, Inc. (a)  45,000  1,153,125
Woolworth Corp. (a)  27,800  580,325
  5,814,097
TOTAL GENERAL MERCHANDISE STORES   12,358,032
GROCERY STORES - 14.9%
GROCERY - RETAIL - 14.9%
American Stores Co.   34,300  1,534,925
Kroger Co. (The) (a)  38,000  2,014,000
Safeway, Inc. (a)  70,600  3,397,625
Vons Companies, Inc. (a)  24,500  1,669,063
  8,615,613
RETAIL & WHOLESALE, MISCELLANEOUS - 12.6%
BUILDING MATERIALS - RETAIL - 1.6%
Home Depot, Inc. (The)  17,200  937,400
HOBBY, TOY, & GAME SHOPS - 1.5%
Toys "R" Us, Inc. (a)  32,591  847,366
JEWELRY STORES - 1.2%
Tiffany & Co., Inc.   20,000  695,000

 SHARES VALUE (NOTE 1)
LUMBER & BUILDING MATERIALS - RETAIL - 2.6%
Lowe's Companies, Inc.   40,900 $ 1,492,850
MAIL ORDER - 0.9%
Viking Office Products, Inc. (a)  23,500  555,188
MUSIC, TV, & ELECTRONIC STORES - 1.8%
Circuit City Stores, Inc.   31,700  990,625
Tandy Corp.   600  30,225
  1,020,850
RETAIL STORES - 1.5%
Gadzooks, Inc. (a)  34,518  845,691
RETAIL, GENERAL - 1.5%
Staples, Inc. (a)  40,000  865,000
TOTAL RETAIL & WHOLESALE, MISCELLANEOUS   7,259,345
TEXTILES & APPAREL - 4.1%
APPAREL - 3.3%
Fruit of the Loom, Inc. Class A (a)  21,400  874,725
Liz Claiborne, Inc.   25,000  1,012,500
  1,887,225
FOOTWEAR - 0.8%
Reebok International Ltd.   10,000  467,500
TOTAL TEXTILES & APPAREL   2,354,725
TOTAL COMMON STOCKS
 (Cost $47,959,089)   52,670,370
CASH EQUIVALENTS - 8.6%
Taxable Central Cash Fund (b)
 (Cost $4,985,645)  4,985,645  4,985,645
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $52,944,734)  $ 57,656,015
LEGEND
1. Non-income producing
2. At period end, the seven-day yield on the Taxable Central Cash Fund was 5.31%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $533,180,581 and $532,921,181, respectively (see Note 3 of Notes to Financial Statements).
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $250,241 for the period (see Note 4 of Notes to Financial Statements).
At the period end, the value of securities loaned and the value of collateral amounted to $4,262,625 and $4,410,000, respectively (see Note 6 of Notes to Financial Statements).
The fund participated in the bank borrowing program. The maximum loan and average daily loan balances during the period for which loans were outstanding amounted to $6,897,000 and $4,586,667, respectively. The weighted average interest rate paid was 5.7% (see Note 7 of Notes to Financial Statements).
INCOME TAX INFORMATION
At February 28, 1997, the aggregate cost of investment securities for income tax purposes was $53,883,345. Net unrealized appreciation aggregated $3,772,670, of which $5,245,423 related to appreciated investment securities and $1,472,753 related to depreciated investment securities.
The fund hereby designates approximately $2,146,000 as a capital gain dividend for the purpose of the dividend paid deduction.
A total of 100% of the dividends distributed during the fiscal year qualifies for the dividends-received deduction for corporate shareholders (unaudited).
The fund will notify shareholders in January 1998 of the applicable percentage for use in preparing 1997 income tax returns.
RETAILING PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
 FEBRUARY 28, 1997

ASSETS

Investment in                          $ 57,656,015
securities, at
value
(cost
$52,944,734)
- See
accompanyin
g schedule

Receivable for                          8,994,276
fund shares
sold

Dividends                               2,813
receivable

Interest                                46,907
receivable

Redemption                              208
fees
receivable

Other                                   1,045
receivables

 TOTAL ASSETS                           66,701,264

LIABILITIES

Payable to                $ 22,323
custodian
bank

Payable for                1,460,174
investments
purchased

Payable for                1,332,647
fund shares
redeemed

Accrued                    41,153
management
fee

Other payables             86,602
and accrued
expenses

Collateral on              4,410,000
securities
loaned,
at value

 TOTAL                                  7,352,899
LIABILITIES

NET ASSETS                             $ 59,348,365

Net Assets
consist of:

Paid in capital                        $ 49,203,362

Accumulated                             5,433,722
undistributed
net realized
gain (loss) on
investments
and foreign
currency
transactions

Net unrealized                          4,711,281
appreciation
(depreciation
) on
investments

NET ASSETS, for                        $ 59,348,365
1,785,059
shares
outstanding

NET ASSET                               $33.25
VALUE and
redemption
price per
share
($59,348,365
(divided by) 1,785,059
shares)

Maximum                                 $34.28
offering price
per share
(100/97.00 of
$33.25)

STATEMENT OF OPERATIONS
 YEAR ENDED FEBRUARY 28, 1997

INVESTMENT                       $ 1,331,191
INCOME
Dividends

Interest                          880,613
(including
income on
securities
loaned of
$64,512)

 TOTAL                            2,211,804
INCOME

EXPENSES

Management         $ 1,338,783
fee

Transfer agent      1,497,747
fees

Accounting and      227,507
security
lending fees

Non-interested      1,013
trustees'
compensatio
n

Custodian fees      24,319
and
expenses

Registration        88,475
fees

Audit               28,788

Legal               1,358

Interest            4,377

Miscellaneous       4,352

 Total              3,216,719
expenses
before
reductions

 Expense            (141,203      3,075,516
reductions         )

NET                               (863,712
INVESTMENT                       )
INCOME
(LOSS)

REALIZED AND
UNREALIZED
GAIN (LOSS)
Net realized
gain (loss)
on:

 Investment         7,832,073
securities

 Foreign            (1,134        7,830,939
currency           )
transactions

Change in net
unrealized
appreciation
(depreciation
) on:

 Investment         2,577,738
securities

 Assets and         3             2,577,741
liabilities in
 foreign
currencies

NET GAIN (LOSS)                   10,408,680


NET INCREASE                     $ 9,544,968
(DECREASE)
IN NET ASSETS
RESULTING
FROM
OPERATIONS

OTHER                            $ 838,536
INFORMATION
Sales
charges paid
to FDC

 Deferred                        $ 4,812
sales
charges
withheld
 by FDC

 Exchange                        $ 203,490
fees withheld
by FSC

 Expense                         $ 136,573
reductions
 Directed
brokerage
arrangement
s

  Custodian                       3,913
interest
credits

  Transfer                        717
agent
interest
credits

                                 $ 141,203

STATEMENT OF CHANGES IN NET ASSETS
INCREASE         YEAR ENDED     YEAR ENDED
(DECREASE) IN    FEBRUARY 28,   FEBRUARY 29,
NET ASSETS       1997           1996

Operations          $ (863,712      $ (197,764
Net                 )               )
investment
income (loss)

 Net realized        7,830,939       2,253,913
gain (loss)

 Change in           2,577,741       3,066,064
net
unrealized
appreciation
(depreciation
)

 NET INCREASE        9,544,968       5,122,213
(DECREASE)
IN NET
ASSETS
RESULTING
FROM
OPERATIONS

Distributions to     (523,662        -
shareholders        )
from net
realized
gains

Share                606,855,160     68,570,912
transactions
Net proceeds
from sales of
shares

 Reinvestmen         520,661         -
t of
distributions

 Cost of             (601,757,660    (60,782,922
shares              )               )
redeemed

 Paid in             657,715         50,523
capital
portion of
redemption
fees

 NET INCREASE        6,275,876       7,838,513
(DECREASE)
IN NET
ASSETS
RESULTING
FROM SHARE
TRANSACTIO
NS

  TOTAL              15,297,182      12,960,726
INCREASE
(DECREASE)
IN NET ASSETS


NET ASSETS

 Beginning of        44,051,183      31,090,457
period

 End of period      $ 59,348,365    $ 44,051,183

OTHER
INFORMATION
Shares

 Sold                19,012,106      2,635,958

 Issued in           15,768          -
reinvestment
of
distributions

 Redeemed            (18,823,522     (2,355,724
                    )               )

 Net increase        204,352         280,234
(decrease)


SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

             YEAR ENDED     YEAR ENDED     YEARS ENDED FEBRUARY 28,          TEN MONTHS
             FEBRUARY 28,   FEBRUARY 29,                                     ENDED
                                                                             FEBRUARY 28,

SELECTED     1997           1996           1995                       1994   1993
PER-SHARE
DATA D


Net asset        $ 27.87    $ 23.91    $ 24.91    $ 23.87    $ 22.13
value,
beginning of
period

Income from
Investment
Operations

 Net              (.13)      (.14)      (.18)      (.22)      (.08)
investment
income (loss)

 Net realized     5.49       4.07       (.96)      3.85       2.93
and
unrealized
gain (loss)

 Total from       5.36       3.93       (1.14)     3.63       2.85
investment
operations



Less
Distributions

 From net         (.08)      -          -          (2.63)     (1.17)
realized gain

Redemption        .10        .03        .14        .04        .06
fees added to
paid in
capital

Net asset        $ 33.25    $ 27.87    $ 23.91    $ 24.91    $ 23.87
value, end of
period

TOTAL             19.59%     16.56%     (4.01)%    15.61%     13.72%
RETURN B, C

RATIOS AND
SUPPLEMENT
AL DATA

Net assets,      $ 59,348   $ 44,051   $ 31,090   $ 52,790   $ 74,878
end of period
(000 omitted)

Ratio of          1.45%      1.94%      2.07%      1.86%      1.77% A
expenses to
average net
assets

Ratio of          1.39% E    1.92% E    1.96% E    1.83% E    1.77% A
expenses to
average net
assets after
expense
reductions

Ratio of net      (.39)%     (.53)%     (.74)%     (.87)%     (.44)%
investment                                                   A
income (loss)
to average
net assets

Portfolio         278%       235%       481%       154%       171% A
turnover rate

Average          $ .0403
commission
rate F


A ANNUALIZED B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT
BEEN REDUCED DURING THE PERIODS SHOWN SEE (NOTE 8 OF NOTES TO FINANCIAL
STATEMENTS). C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR
PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. D NET INVESTMENT INCOME (LOSS)
PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE
PERIOD. E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES
WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 8 OF NOTES TO
FINANCIAL STATEMENTS). F FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A
FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES
ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND
FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE
TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.


AIR TRANSPORTATION PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value), but does not include certain fees paid by shareholders upon exchange or redemption. If Fidelity had not reimbursed certain fund expenses, the past five year and past 10 year total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED                   PAST 1    PAST 5    PAST 10
FEBRUARY 28, 1997               YEAR      YEARS     YEARS

AIR TRANSPORTATION              -15.06%   45.62%    105.57%

AIR TRANSPORTATION              -17.61%   41.25%    99.40%
(INCL. 3% SALES CHARGE)

S&P 500                         26.16%    118.75%   276.74%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one, five, or 10 years. You can compare the fund's returns to the performance of the S&P 500 - a widely recognized, unmanaged index of common stocks. This benchmark reflects reinvestment of dividends and capital gains, if any, and excludes the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED             PAST 1    PAST 5   PAST 10
FEBRUARY 28, 1997         YEAR      YEARS    YEARS

AIR TRANSPORTATION        -15.06%   7.81%    7.47%

AIR TRANSPORTATION        -17.61%   7.15%    7.15%
(INCL. 3% SALES CHARGE)

S&P 500                   26.16%    16.94%   14.16%

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

UNDERSTANDING PERFORMANCE
How a fund did yesterday is no guarantee of
how it will do tomorrow. The stock market, for
example, has a history of growth in the long run
and volatility in the short run. Unlike the broader
market, however, some sectors may not have
a history of growth in the long run. And, as
with all stock funds, the share price and
return of a fund that invests in a sector will
vary. That means if you sell your shares
during a sector downturn, you might lose
money. But if you can identify a sector that is
about to experience rapid growth you may
have the potential for above-average gains.
(checkmark)
$10,000 OVER 10 YEARS
 1987/02/28       9700.00                    10000.00
  1987/03/31       9368.24                    10289.00
  1987/04/30       9376.14                    10197.43
  1987/05/31       9936.97                    10286.15
  1987/06/30      10063.36                    10805.60
  1987/07/31      10284.53                    11353.44
  1987/08/31      10371.42                    11776.92
  1987/09/30       9992.26                    11519.01
  1987/10/31       6974.84                     9037.81
  1987/11/30       6500.90                     8293.10
  1987/12/31       6775.18                     8924.20
  1988/01/31       6964.88                     9299.91
  1988/02/29       7543.03                     9733.29
  1988/03/31       7868.24                     9432.53
  1988/04/30       7777.90                     9537.23
  1988/05/31       7660.47                     9620.20
  1988/06/30       8645.13                    10061.77
  1988/07/31       8392.19                    10023.54
  1988/08/31       7922.44                     9682.74
  1988/09/30       8446.39                    10095.22
  1988/10/31       8608.99                    10375.87
  1988/11/30       8410.25                    10227.49
  1988/12/31       8744.50                    10406.47
  1989/01/31       9557.52                    11168.23
  1989/02/28       9738.19                    10890.14
  1989/03/31      10226.00                    11143.88
  1989/04/30      10632.51                    11722.25
  1989/05/31      10903.52                    12197.00
  1989/06/30      10849.02                    12127.48
  1989/07/31      11612.90                    13222.59
  1989/08/31      12495.01                    13481.75
  1989/09/30      12003.94                    13426.47
  1989/10/31      11058.18                    13114.98
  1989/11/30      10949.05                    13382.52
  1989/12/31      11047.18                    13703.71
  1990/01/31       9910.25                    12784.19
  1990/02/28      10327.12                    12949.10
  1990/03/31      10867.17                    13292.25
  1990/04/30      10469.24                    12959.95
  1990/05/31      11198.77                    14223.54
  1990/06/30      11227.19                    14126.82
  1990/07/31      10886.11                    14081.62
  1990/08/31       9161.77                    12808.64
  1990/09/30       8242.75                    12184.86
  1990/10/31       8678.57                    12132.46
  1990/11/30       8545.93                    12916.22
  1990/12/31       9038.60                    13276.58
  1991/01/31      10109.21                    13855.44
  1991/02/28      11246.14                    14846.11
  1991/03/31      11198.77                    15205.38
  1991/04/30      10924.01                    15241.87
  1991/05/31      11568.27                    15900.32
  1991/06/30      11324.35                    15172.09
  1991/07/31      11672.49                    15879.11
  1991/08/31      11527.43                    16255.44
  1991/09/30      11140.61                    15983.98
  1991/10/31      11682.16                    16198.16
  1991/11/30      11159.95                    15545.38
  1991/12/31      12388.12                    17323.77
  1992/01/31      13103.75                    17001.55
  1992/02/29      13693.66                    17222.57
  1992/03/31      12891.00                    16886.73
  1992/04/30      12223.72                    17383.20
  1992/05/31      12388.12                    17468.37
  1992/06/30      11985.85                    17208.09
  1992/07/31      11916.96                    17911.90
  1992/08/31      11415.09                    17544.71
  1992/09/30      11789.03                    17751.74
  1992/10/31      12212.18                    17813.87
  1992/11/30      12507.40                    18421.32
  1992/12/31      13201.75                    18647.90
  1993/01/31      13321.13                    18804.55
  1993/02/28      13530.05                    19060.29
  1993/03/31      15022.33                    19462.46
  1993/04/30      15192.15                    18991.47
  1993/05/31      16059.99                    19500.44
  1993/06/30      14862.97                    19556.99
  1993/07/31      15371.70                    19478.76
  1993/08/31      16289.42                    20217.01
  1993/09/30      15960.24                    20061.34
  1993/10/31      16877.95                    20476.61
  1993/11/30      16917.85                    20282.08
  1993/12/31      17279.40                    20527.49
  1994/01/31      17946.71                    21225.43
  1994/02/28      17309.73                    20650.22
  1994/03/31      16308.76                    19749.87
  1994/04/30      16201.51                    20002.67
  1994/05/31      15524.21                    20330.71
  1994/06/30      15051.17                    19832.61
  1994/07/31      15835.98                    20483.12
  1994/08/31      16438.03                    21322.93
  1994/09/30      14599.64                    20800.52
  1994/10/31      14717.89                    21268.53
  1994/11/30      13739.57                    20493.93
  1994/12/31      13522.25                    20797.85
  1995/01/31      13957.40                    21337.14
  1995/02/28      15154.06                    22168.65
  1995/03/31      16133.14                    22822.85
  1995/04/30      17427.71                    23494.98
  1995/05/31      17710.56                    24434.07
  1995/06/30      19951.57                    25001.68
  1995/07/31      20626.05                    25830.73
  1995/08/31      19831.91                    25895.57
  1995/09/30      20560.78                    26988.36
  1995/10/31      20321.45                    26892.01
  1995/11/30      22943.22                    28072.57
  1995/12/31      21573.26                    28613.25
  1996/01/31      21083.97                    29587.24
  1996/02/29      23474.82                    29861.52
  1996/03/31      24675.80                    30149.08
  1996/04/30      23642.37                    30593.48
  1996/05/31      23867.43                    31382.49
  1996/06/30      23754.90                    31502.05
  1996/07/31      19861.39                    30110.29
  1996/08/31      19501.30                    30745.32
  1996/09/30      19264.99                    32475.67
  1996/10/31      19084.94                    33371.34
  1996/11/30      21414.29                    35893.88
  1996/12/31      21841.90                    35182.83
  1997/01/31      20986.68                    37381.05
  1997/02/28      19940.16                    37674.12
Let's say hypothetically that $10,000 was invested in Fidelity Select Air Transportation Portfolio on February 28, 1987, and the current maximum 3% sales charge was paid. As the chart shows, by February 28, 1997, the value of the investment would have grown to $19,940 - a 99.40% increase on the initial investment. For comparison, look at how the S&P 500 did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $37,674 - a 276.74% increase. INVESTMENT SUMMARY
TOP TEN STOCKS AS OF FEBRUARY 28, 1997
                                                  % OF FUND'S
                                                  INVESTMENTS

America West Airlines, Inc. Class B (warrants)    9.9

Sundstrand Corp.                                  9.5

Comair Holdings, Inc.                             9.2

Boeing Co.                                        8.1

America West Holding Corp. Class B                7.2

Premier Technologies, Inc.                        5.2

Rohr Industries, Inc.                             5.0

ASA Holdings, Inc.                                5.0

Alaska Air Group, Inc.                            4.9

UAL Corp.                                         4.8

TOP INDUSTRIES AS OF FEBRUARY 28, 1997
Air Transport,
Major National 40.4%
Aircraft & Parts 17.4%
Air Transportation,
Regional 12.5%
Aircraft 11.8%
Business Services 5.2%
All Others 12.7% *
Row: 1, Col: 1, Value: 12.7
Row: 1, Col: 2, Value: 5.2
Row: 1, Col: 3, Value: 11.8
Row: 1, Col: 4, Value: 12.5
Row: 1, Col: 5, Value: 17.4
Row: 1, Col: 6, Value: 40.4
* INCLUDES SHORT-TERM INVESTMENTS
% OF FUND'S INVESTMENTS
AIR TRANSPORTATION PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW



Kevin Richardson,
Portfolio Manager
of Fidelity Select Air
Transportation Portfolio
Q. HOW DID THE FUND PERFORM, KEVIN?
A. It was a disappointing period. For the 12 months that ended February 28, 1997, the fund returned -15.06%. The Standard & Poor's 500 Index had a return of 26.16% over the same period.
Q. WHY DID THE INDUSTRY STRUGGLE?
A. The first half of the period was characterized by a chain of unpredictable, negative events. These included airline tragedies involving ValuJet and Trans World Airlines, excise tax legislation concerns, ill-timed pricing promotions by some players in the group and soaring jet fuel prices. Anything that could go wrong, did go wrong. The second half of the period was slightly better, but we still saw some negative developments, such as the threatened American Airlines pilot strike and an announcement by United Airlines that it was planning to purchase additional airplanes. As the period drew to a close, airline stocks staged a near-term rally and began showing some signs of resuscitating.
Q. CAN YOU BE MORE SPECIFIC AS TO THE IMPACT OF THE AMERICAN AIRLINES LABOR SITUATION AND UNITED AIRLINES' ANNOUNCEMENT?
A. Sure. Despite President Clinton's last-minute intervention to avoid the strike, the industry witnessed a good degree of "spillage." By that, I mean travelers who were scheduled to fly on American were forced to seek alternative flights on other carriers. While this is a good development for the other carriers in the short-term, it has a negative effect on American, a big industry influencer. United's announcement that it would purchase more planes was viewed negatively because oversupply in this industry is detrimental. When one carrier decides to purchase more planes, it can set off a chain reaction within the entire industry for other airlines to follow suit. Airlines are commodities and commodities need to stay in tight supply/demand cycles.
Q. WHAT'S THE LATEST ON THE EXCISE TAX SITUATION?
A. The excise tax - a surcharge on airline tickets that is funnelled to the Federal Aviation Administration to cover industry costs - has been at the epicenter of much debate. The government is still trying to determine how much each carrier should pay. It's anyone's guess as to how this situation will play out, but it certainly didn't help stock performance.
Q. WHICH AREAS OF THE INDUSTRY ATTRACTED YOUR ATTENTION?
A. There were a couple. I overweighted the portfolio in aircraft manufacturing stocks, including Sundstrand, Boeing and McDonnell Douglas. This group was in high demand, and the merger between Boeing and McDonnell Douglas was viewed favorably by the market. Another group that caught my eye was the regional, or commuter, airlines. These smaller planes can fly good distances, are fuel-economical and have good pricing characteristics. Examples included Comair and Atlantic Southeast Airlines, also known as ASA Holdings, Inc.
Q. WHICH INDIVIDUAL STOCKS PERFORMED WELL? WHICH WERE DISAPPOINTMENTS?
A. Boeing and Sundstrand, which I mentioned previously, were good contributors. Sundstrand is a commercial aerospace company that supplies different products to manufacturers such as Boeing and Airbus. On a negative note, the positions in Comair and American Airlines were detractors to the fund's overall return.
Q. WHAT'S YOUR OUTLOOK?
A. I'm very optimistic in the near-term, but more cautious as I look out further. We've seen some positive developments in the last two months of the period, but the continuing short-term rally is a delicate one. Going back to the oversupply issue, airlines need to show discipline. When they order new planes, they need to discard older ones. In terms of portfolio strategies, I may delve more into defense and aerospace stocks and will look for any interesting international opportunities.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.


FUND FACTS
START DATE: December 16, 1985
FUND NUMBER: 034
TRADING SYMBOL: FSAIX
SIZE: as of February 28, 1997, more than $35 million
MANAGER: Kevin Richardson, since May 1996;
manager, Fidelity Select Defense &
Aerospace Portfolio, since January 1997;
equity analyst, computer services, health care information systems and specialty finance industries, since 1994; joined Fidelity in 1994
(checkmark)
AIR TRANSPORTATION PORTFOLIO
INVESTMENTS FEBRUARY 28, 1997

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 93.9%
 SHARES VALUE (NOTE 1)
AEROSPACE & DEFENSE - 30.0%
AIRCRAFT - 11.8%
Boeing Co.   29,000 $ 2,950,750
McDonnell Douglas Corp.   21,700  1,377,951
  4,328,701
AIRCRAFT & PARTS - 17.4%
Precision Castparts Corp.   21,900  1,073,100
Rohr Industries, Inc. (a)  101,600  1,841,500
Sundstrand Corp.   79,500  3,468,188
  6,382,788
AIRCRAFT EQUIPMENT - 0.4%
BE Aerospace, Inc.   5,800  140,650
MISSILES & SPACE VEHICLES - 0.4%
Thiokol Corp.   3,000  167,250
TOTAL AEROSPACE & DEFENSE   11,019,389
AIR TRANSPORTATION - 52.9%
AIR TRANSPORT, MAJOR NATIONAL - 40.4%
AMR Corp.   15,000  1,179,375
Alaska Air Group, Inc. (a)  75,800  1,800,250
America West Airlines, Inc.
 Class B (warrants) (a)  567,600  3,618,450
America West Holding Corp. Class B (a)  190,800  2,647,350
ASA Holdings, Inc.   80,800  1,828,100
Atlantic Coast Airlines, Inc. (a)  8,600  131,150
Continental Airlines, Inc. (a)  45,100  1,290,988
Delta Air Lines, Inc.   2,300  185,150
Northwest Airlines Corp. Class A  10,000  353,750
Pan Am Corp. (a)  5,900  -
Southwest Airlines Co.   1,500  35,250
UAL Corp. (a)  30,700  1,742,225
  14,812,038
AIR TRANSPORTATION, REGIONAL - 12.5%
Comair Holdings, Inc.   162,800  3,357,750
Midwest Express Holdings, Inc.   35,700  1,209,338
  4,567,088
TOTAL AIR TRANSPORTATION   19,379,126
CHEMICALS & PLASTICS - 0.6%
CHEMICALS - 0.6%
Goodrich (B.F.) Co.   5,000  203,125
CONGLOMERATES - 0.5%
United Technologies Corp.   2,500  188,123
POLLUTION CONTROL - 1.0%
POLLUTION EQUIPMENT & DESIGN - 1.0%
Ogden Corp.   18,200  370,825
SERVICES - 5.8%
BUSINESS SERVICES - 5.2%
Premier Technologies, Inc. (a)  102,400  1,920,000
COMMERCIAL TESTING LABS - 0.6%
Forensic Technologies International Corp.   27,700  200,825
TOTAL SERVICES   2,120,825
TRUCKING & FREIGHT - 3.1%
TRUCKING, LOCAL & LONG DISTANCE - 3.1%
Consolidated Freightways, Inc.   45,900  1,136,025
TOTAL COMMON STOCKS
 (Cost $36,994,197)   34,417,438
CASH EQUIVALENTS - 6.1%
 SHARES VALUE (NOTE 1)
Taxable Central Cash Fund (b)
 (Cost $2,231,434)  2,231,434 $ 2,231,434
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $39,225,631)  $ 36,648,872
LEGEND
1. Non-income producing
2. At period end, the seven-day yield on the Taxable Central Cash Fund was 5.31%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $373,535,151 and $393,610,484, respectively (see Note 3 of Notes to Financial Statements).
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $111,004 for the period (see Note 4 of Notes to Financial Statements).
The fund participated in the bank borrowing program. The maximum loan and average daily balances during the period for which loans were outstanding amounted to $5,986,000, and $1,930,394, respectively. The weighted average interest rate was 5.7% (see Note 7 of Notes to Financial Statements). INCOME TAX INFORMATION
At February 28, 1997, the aggregate cost of investment securities for income tax purposes was $39,552,483. Net unrealized depreciation aggregated $2,903,611, of which $1,268,151 related to appreciated investment securities and $4,171,762 related to depreciated investment securities.
At February 28, 1997, the fund had a capital loss carryforward of approximately $4,508,000 all of which will expire on February 28, 2005.
A total of 13% of the dividends distributed during the fiscal year qualifies for the dividends-received deduction for corporate shareholders (unaudited).
The fund will notify shareholders in January 1998 of the applicable percentage for use in preparing 1997 income tax returns.
AIR TRANSPORTATION PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
 FEBRUARY 28, 1997


ASSETS

Investment in securities, at value                                                                                   $ 36,648,872
(cost $39,225,631) - See accompanying schedule

Receivable for investments sold                                                                                       2,669,570

Receivable for fund shares sold                                                                                       198,163

Dividends receivable                                                                                                  41,575

Interest receivable                                                                                                   1,199

Redemption fees receivable                                                                                            569

Other receivables                                                                                                     2,313

 TOTAL ASSETS                                                                                                         39,562,261

LIABILITIES

Payable for investments purchased                                                                      $ 2,657,356

Payable for fund shares redeemed                                                                        866,001

Accrued management fee                                                                                  22,397

Other payables and accrued expenses                                                                     58,929

 TOTAL LIABILITIES                                                                                                    3,604,683

NET ASSETS                                                                                                           $ 35,957,578

Net Assets consist of:

Paid in capital                                                                                                      $ 43,442,014

Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions                   (4,907,677
                                                                                                                     )

Net unrealized appreciation (depreciation) on investments                                                             (2,576,759
                                                                                                                     )

NET ASSETS, for 2,029,077                                                                                            $ 35,957,578
shares outstanding

NET ASSET VALUE and redemption price per share ($35,957,578 (divided by) 2,029,077 shares)                            $17.72

Maximum offering price per share (100/97.00 of $17.72)                                                                $18.27


STATEMENT OF OPERATIONS
 YEAR ENDED FEBRUARY 28, 1997


INVESTMENT INCOME                                                                              $ 351,810
Dividends

Interest                                                                                        278,077

 TOTAL INCOME                                                                                   629,887

EXPENSES

Management fee                                                                   $ 539,940

Transfer agent fees                                                               901,731

Accounting fees and expenses                                                      92,138

Non-interested trustees' compensation                                             535

Custodian fees and expenses                                                       23,086

Registration fees                                                                 80,554

Audit                                                                             36,243

Legal                                                                             751

Interest                                                                          10,054

Miscellaneous                                                                     2,614

 Total expenses before reductions                                                 1,687,646

 Expense reductions                                                               (78,037       1,609,609
                                                                                 )

NET INVESTMENT INCOME (LOSS)                                                                    (979,722
                                                                                               )

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                                            (3,349,033
                                                                                 )

 Foreign currency transactions                                                    (71           (3,349,104
                                                                                 )             )

Change in net unrealized appreciation (depreciation) on investment securities                   (6,154,936
                                                                                               )

NET GAIN (LOSS)                                                                                 (9,504,040
                                                                                               )

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                $ (10,483,762
                                                                                               )

OTHER INFORMATION                                                                              $ 688,390
Sales charges paid to FDC

 Deferred sales charges withheld                                                               $ 1,386
 by FDC

 Exchange fees withheld by FSC                                                                 $ 136,958

 Expense reductions                                                                            $ 71,154
 Directed brokerage arrangements

  Custodian interest credits                                                                    4,992

  Transfer agent interest credits                                                               1,891

                                                                                               $ 78,037


STATEMENT OF CHANGES IN NET ASSETS
INCREASE         YEAR ENDED     YEAR ENDED
(DECREASE) IN    FEBRUARY 28,   FEBRUARY 29,
NET ASSETS       1997           1996

Operations          $ (979,722      $ (45,385
Net                 )               )
investment
income (loss)

 Net realized        (3,349,104      15,522,776
gain (loss)         )

 Change in           (6,154,936      2,826,938
net                 )
unrealized
appreciation
(depreciation
)

 NET INCREASE        (10,483,762     18,304,329
(DECREASE)          )
IN NET
ASSETS
RESULTING
FROM
OPERATIONS

Distributions to     (609,796        (3,187,856
shareholders        )               )
From net
realized gain

 In excess of        (1,596,628      -
net realized        )
gain

 TOTAL               (2,206,424      (3,187,856
DISTRIBUTION        )               )
S

Share                442,243,515     431,292,376
transactions
Net proceeds
from sales of
shares

 Reinvestmen         2,188,450       3,161,234
t of
distributions

 Cost of             (472,146,987    (393,536,104
shares              )               )
redeemed

 Paid in             1,004,107       691,969
capital
portion of
redemption
fees

 NET INCREASE        (26,710,915     41,609,475
(DECREASE)          )
IN NET
ASSETS
RESULTING
FROM SHARE
TRANSACTIO
NS

  TOTAL              (39,401,101     56,725,948
INCREASE            )
(DECREASE)
IN NET ASSETS


NET ASSETS

 Beginning of        75,358,679      18,632,731
period

 End of period      $ 35,957,578    $ 75,358,679

OTHER
INFORMATION
Shares

 Sold                22,183,259      23,122,779

 Issued in           96,706          152,569
reinvestment
of
distributions

 Redeemed            (23,821,393     (21,042,298
                    )               )

 Net increase        (1,541,428)     2,233,050
(decrease)


SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

             YEAR ENDED     YEAR ENDED     YEARS ENDED FEBRUARY 28,          TEN MONTHS
             FEBRUARY 28,   FEBRUARY 29,                                     ENDED
                                                                             FEBRUARY 28,

SELECTED     1997           1996           1995                       1994   1993
PER-SHARE
DATA D


Net asset        $ 21.11     $ 13.93    $ 17.12     $ 13.60    $ 12.64
value,
beginning of
period

Income from
Investment
Operations

 Net              (.22)       (.01)      (.18)       (.18)      (.09) E
investment
income (loss)

 Net realized     (3.12)      7.47       (2.01)      3.78       1.33
and
unrealized
gain (loss)

 Total from       (3.34)      7.46       (2.19)      3.60       1.24
investment
operations



Less
Distributions

 From net         (.07)       (.46)      (.92)       (.22)      (.36)
realized gain

 In excess of     (.20)       -          (.17)       (.05)      -
net realized
gain

 Total            (.27)       (.46)      (1.09)      (.27)      (.36)
distributions

Redemption        .22         .18        .09         .19        .08
fees added to
paid in
capital

Net asset        $ 17.72     $ 21.11    $ 13.93     $ 17.12    $ 13.60
value, end of
period

TOTAL             (15.06)%    54.91%     (12.45)%    27.94%     10.69%
RETURN B, C

RATIOS AND
SUPPLEMENT
AL DATA

Net assets,      $ 35,958    $ 75,359   $ 18,633    $ 11,035   $ 11,868
end of period
(000 omitted)

Ratio of          1.89%       1.47%      2.50% F     2.33%      2.48% A,
expenses to                                                     F
average net
assets

Ratio of          1.80% H     1.41% H    2.50%       2.31% H    2.48% A
expenses to
average net
assets after
expense
reductions

Ratio of net      (1.10)%     (.07)%     (1.31)%     (1.11)%    (.90)%
investment                                                     A
income (loss)
to average
net assets

Portfolio         469%        504%       200%        171%       96% A
turnover rate

Average          $ .0409
commission
rate G


A ANNUALIZED B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT
BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 8 OF NOTES TO FINANCIAL
STATEMENTS). C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR
PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. D NET INVESTMENT INCOME (LOSS)
PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE
PERIOD. E INVESTMENT INCOME (LOSS) PER SHARE REFLECTS A SPECIAL DIVIDEND WHICH
AMOUNTED TO $.01 PER SHARE. F DURING THE PERIOD, FMR AGREED TO REIMBURSE A
PORTION OF THE FUND'S EXPENSES, OR EXPENSES WERE LIMITED IN ACCORDANCE WITH A STATE
EXPENSE LIMITATION. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE
BEEN HIGHER.
G FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO
DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH
COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO
FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING
PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER. H FMR OR THE FUND HAS ENTERED
VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE
FUND'S EXPENSES (SEE NOTE 8 OF NOTES TO FINANCIAL STATEMENTS).


AUTOMOTIVE PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value), but does not include certain fees paid by shareholders upon exchange or redemption. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED                   PAST 1   PAST 5    PAST 10
FEBRUARY 28, 1997               YEAR     YEARS     YEARS

AUTOMOTIVE                      20.60%   86.68%    209.85%

AUTOMOTIVE                      16.98%   81.08%    200.55%
(INCL. 3% SALES CHARGE)

S&P 500                         26.16%   118.75%   276.74%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one, five, or 10 years. You can compare the fund's returns to the performance of the S&P 500 - a widely recognized, unmanaged index of common stocks. This benchmark reflects reinvestment of dividends and capital gains, if any, and excludes the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED             PAST 1   PAST 5   PAST 10
FEBRUARY 28, 1997         YEAR     YEARS    YEARS

AUTOMOTIVE                20.60%   13.30%   11.97%

AUTOMOTIVE                16.98%   12.61%   11.63%
(INCL. 3% SALES CHARGE)

S&P 500                   26.16%   16.94%   14.16%

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

UNDERSTANDING PERFORMANCE
How a fund did yesterday is no guarantee of
how it will do tomorrow. The stock market, for
example, has a history of growth in the long run
and volatility in the short run. Unlike the broader
market, however, some sectors may not have
a history of growth in the long run. And, as
with all stock funds, the share price and
return of a fund that invests in a sector will
vary. That means if you sell your shares
during a sector downturn, you might lose
money. But if you can identify a sector that is
about to experience rapid growth you may
have the potential for above-average gains.
(checkmark)
$10,000 OVER 10 YEARS
 1987/02/28       9700.00                    10000.00
  1987/03/31       9965.20                    10289.00
  1987/04/30      10109.86                    10197.43
  1987/05/31      10093.79                    10286.15
  1987/06/30      10246.48                    10805.60
  1987/07/31      10961.72                    11353.44
  1987/08/31      11387.66                    11776.92
  1987/09/30      11218.89                    11519.01
  1987/10/31       7851.62                     9037.81
  1987/11/30       7538.19                     8293.10
  1987/12/31       8245.40                     8924.20
  1988/01/31       8618.65                     9299.91
  1988/02/29       9170.04                     9733.29
  1988/03/31       9831.71                     9432.53
  1988/04/30      10001.37                     9537.23
  1988/05/31       9967.44                     9620.20
  1988/06/30      10544.27                    10061.77
  1988/07/31      10425.51                    10023.54
  1988/08/31       9941.99                     9682.74
  1988/09/30       9984.40                    10095.22
  1988/10/31       9908.05                    10375.87
  1988/11/30       9695.98                    10227.49
  1988/12/31       9899.57                    10406.47
  1989/01/31      10357.65                    11168.23
  1989/02/28      10247.37                    10890.14
  1989/03/31      10442.48                    11143.88
  1989/04/30      10909.04                    11722.25
  1989/05/31      11070.22                    12197.00
  1989/06/30      10875.11                    12127.48
  1989/07/31      11256.84                    13222.59
  1989/08/31      11367.12                    13481.75
  1989/09/30      11104.15                    13426.47
  1989/10/31      10179.51                    13114.98
  1989/11/30      10272.82                    13382.52
  1989/12/31      10305.57                    13703.71
  1990/01/31      10033.45                    12784.19
  1990/02/28      10331.91                    12949.10
  1990/03/31      10718.15                    13292.25
  1990/04/30      10683.03                    12959.95
  1990/05/31      11288.73                    14223.54
  1990/06/30      11490.87                    14126.82
  1990/07/31      11526.47                    14081.62
  1990/08/31       9870.93                    12808.64
  1990/09/30       8927.45                    12184.86
  1990/10/31       8749.44                    12132.46
  1990/11/30       9265.68                    12916.22
  1990/12/31       9612.81                    13276.58
  1991/01/31      10155.76                    13855.44
  1991/02/28      10983.53                    14846.11
  1991/03/31      11072.53                    15205.38
  1991/04/30      11197.14                    15241.87
  1991/05/31      12096.12                    15900.32
  1991/06/30      12069.42                    15172.09
  1991/07/31      12567.86                    15879.11
  1991/08/31      12977.29                    16255.44
  1991/09/30      12594.56                    15983.98
  1991/10/31      12923.89                    16198.16
  1991/11/30      12283.04                    15545.38
  1991/12/31      13200.82                    17323.77
  1992/01/31      14626.92                    17001.55
  1992/02/29      16099.93                    17222.57
  1992/03/31      16447.07                    16886.73
  1992/04/30      17497.89                    17383.20
  1992/05/31      17488.50                    17468.37
  1992/06/30      17384.46                    17208.09
  1992/07/31      17544.21                    17911.90
  1992/08/31      16454.15                    17544.71
  1992/09/30      16181.64                    17751.74
  1992/10/31      16858.23                    17813.87
  1992/11/30      17675.76                    18421.32
  1992/12/31      18694.29                    18647.90
  1993/01/31      19557.55                    18804.55
  1993/02/28      19845.30                    19060.29
  1993/03/31      20909.98                    19462.46
  1993/04/30      20789.17                    18991.47
  1993/05/31      22055.11                    19500.44
  1993/06/30      22440.83                    19556.99
  1993/07/31      22697.97                    19478.76
  1993/08/31      23489.19                    20217.01
  1993/09/30      23736.44                    20061.34
  1993/10/31      24240.84                    20476.61
  1993/11/30      24240.84                    20282.08
  1993/12/31      25309.19                    20527.49
  1994/01/31      26751.94                    21225.43
  1994/02/28      25888.32                    20650.22
  1994/03/31      24069.64                    19749.87
  1994/04/30      23580.21                    20002.67
  1994/05/31      23230.88                    20330.71
  1994/06/30      22932.91                    19832.61
  1994/07/31      23621.31                    20483.12
  1994/08/31      23230.88                    21322.93
  1994/09/30      22244.51                    20800.52
  1994/10/31      22665.77                    21268.53
  1994/11/30      21299.25                    20493.93
  1994/12/31      22081.54                    20797.85
  1995/01/31      21556.87                    21337.14
  1995/02/28      22629.01                    22168.65
  1995/03/31      22514.95                    22822.85
  1995/04/30      22446.52                    23494.98
  1995/05/31      22902.75                    24434.07
  1995/06/30      23473.04                    25001.68
  1995/07/31      25161.09                    25830.73
  1995/08/31      24932.97                    25895.57
  1995/09/30      25058.44                    26988.36
  1995/10/31      23895.05                    26892.01
  1995/11/30      24488.15                    28072.57
  1995/12/31      25047.03                    28613.25
  1996/01/31      24750.48                    29587.24
  1996/02/29      24921.57                    29861.52
  1996/03/31      26438.53                    30149.08
  1996/04/30      27774.29                    30593.48
  1996/05/31      28413.83                    31382.49
  1996/06/30      28082.64                    31502.05
  1996/07/31      26449.53                    30110.29
  1996/08/31      27123.33                    30745.32
  1996/09/30      27351.74                    32475.67
  1996/10/31      27477.36                    33371.34
  1996/11/30      28870.64                    35893.88
  1996/12/31      29072.35                    35182.83
  1997/01/31      29581.56                    37381.05
  1997/02/28      30067.08                    37674.12
Let's say hypothetically that $10,000 was invested in Select Automotive Portfolio on February 28, 1987, and the current maximum 3% sales charge was paid. As the chart shows, by February 28, 1997, the value of the investment would have grown to $30,055 - a 200.55% increase on the initial investment. For comparison, look at how the S&P 500 did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $37,674 - a 276.74% increase.
INVESTMENT SUMMARY
TOP TEN STOCKS AS OF FEBRUARY 28, 1997
                       % OF FUND'S
                       INVESTMENTS

AutoZone, Inc.         11.3

Volvo AB ADR Class B   10.1

TRW, Inc.              9.0

Snap-on Tools Corp.    6.6

General Motors Corp.   6.0

Gentex Corp.           5.6

Honda Motor Co. Ltd.   5.1

Lear Corp.             4.4

Chrysler Corp.         4.4

Danaher Corp.          3.6

TOP INDUSTRIES AS OF FEBRUARY 28, 1997
Auto & Truck Parts 41.4%
Motor Vehicles & Car Bodies 31.9%
Auto Parts - Retail 11.8%
Tires & Inner Tubes 4.8%
Motor Vehicles Supplies
& New Parts 0.8%
All Others 9.3% *


Row: 1, Col: 1, Value: 9.300000000000001
Row: 1, Col: 2, Value: 0.8
Row: 1, Col: 3, Value: 4.8
Row: 1, Col: 4, Value: 11.8
Row: 1, Col: 5, Value: 31.9
Row: 1, Col: 6, Value: 41.4
* INCLUDES SHORT-TERM INVESTMENTS
% OF FUND'S INVESTMENTS
AUTOMOTIVE PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW



Doug Chase,
Portfolio Manager
of Fidelity Select
Automotive Portfolio
Q. HOW DID THE FUND PERFORM, DOUG?
A. For the 12 months that ended February 28, 1997, the fund had a return of 20.60%. The Standard & Poor's 500 Index returned 26.16% over the same time period.
Q. CAN YOU CHARACTERIZE THE GENERAL INVESTING ENVIRONMENT OVER THE PAST
YEAR?
A. Sure. What we've seen is a stock market environment where growth stocks continue to outpace cyclical stocks - those particularly sensitive to economic conditions - by extraordinarily wide margins. Price-to-earnings multiples on cyclical stocks such as Chrysler did not expand, yet stocks such as Coca-Cola did have expansion. Cyclicals aren't going to outperform growth stocks under those conditions.
Q. DID YOU MAKE ANY CHANGES TO THE COMPOSITION OF THE PORTFOLIO AS THE PERIOD PROGRESSED?
A. When I began managing the fund in May 1996, the portfolio was tilted toward suppliers. In a good business market and strong economy, suppliers have proven that they can grow their earnings faster than other segments within the industry. When we reached the midpoint of the period, my feeling was that the auto supply market wasn't going to get stronger and that U.S. manufacturers could provide better investment opportunities. As we got later into the period, I moved away from the domestic manufacturers and began adding foreign manufacturers to the mix. These stocks were inexpensive relative to both the U.S. and their own historical levels. The natural tendencies of economic cycles also played a role in this strategy. The U.S. cycle was at or near its historical high, while Europe and Japan were close to the bottom and on their way up.
Q. WHAT WERE YOUR VIEWS ON THE U.S. AND INTERNATIONAL AUTOMOBILE MANUFACTURING MARKETS?
A. I was optimistic on Europe and Japan, but became increasingly negative on the U.S. auto market. In contrast, Europe and Japan continue to present somewhat more favorable backdrops. While Europe's economy has nowhere to go but up - albeit not quickly - and the Japanese economy should improve from here as well, foreign investments do involve more risk than U.S. investments. In the U.S. market, we've seen an increase in auto finance company bankruptcies, new highs in auto retail credit losses, increased competition and higher fuel prices.
Q. DID YOU COMPLETELY AVOID U.S. AUTO STOCKS AS A RESULT OF THESE NEGATIVE DEVELOPMENTS?
A. Not at all. Rather than completely staying away from U.S. auto stocks, I concentrated on finding stocks that weren't as vulnerable to the U.S. economic cycle. An example of this was tire wholesaler Goodyear, which generated half of its earnings from overseas sales. The negative developments within the U.S. market also led me to look at niche companies such as Gentex, a company that makes automatic dimmable mirrors for cars.
Q. WHICH INDIVIDUAL STOCKS CONTRIBUTED POSITIVELY TO THE FUND'S PERFORMANCE? WHICH WERE DISAPPOINTING?
A. The fund realized gains from its positions in Tower Automotive, a parts supplier, and General Motors, which came on strong in the latter part of the period. On a negative note, Echlin, a manufacturer of brake pads, was a disappointment for much of the period as its management situation became muddled. Toward the end of the period, however, the management picture had begun to clear up and the stock rebounded.
Q. WHAT'S YOUR OUTLOOK?
A. I'd say I'm cautious. I'll continue to look for growth prospects in the U.S. and more cyclical stocks abroad. I'll try to combine favorable valuations with what I perceive to be good opportunities for earnings growth.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND FACTS
START DATE: June 30, 1986
FUND NUMBER: 502
TRADING SYMBOL: FSAVX
SIZE: as of February 28, 1997, more than $86 million
MANAGER: Doug Chase, since May 1996;
manager, Fidelity Select Industrial Materials
Portfolio, since 1994; equity analyst, steel, non-ferrous metals, since 1993; joined Fidelity in 1993
(checkmark)
AUTOMOTIVE PORTFOLIO
INVESTMENTS FEBRUARY 28, 1997

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 93.5%
 SHARES VALUE (NOTE 1)
AEROSPACE & DEFENSE - 0.1%
AIRCRAFT EQUIPMENT - 0.1%
Simula, Inc. (a)  4,400 $ 78,095
AUTOS, TIRES, & ACCESSORIES - 91.6%
AUTO & TRUCK PARTS - 41.4%
Arvin Industries, Inc.   8,700  204,450
Borg-Warner Automotive, Inc.   54,700  2,160,650
Breed Technologies, Inc.   27,100  592,813
Danaher Corp.   71,300  3,083,725
Eaton Corp.   32,100  2,303,175
Echlin, Inc.   28,400  983,350
Gentex Corp. (a)  261,400  4,835,900
Intermet Corp.   61,600  931,700
Johnson Controls, Inc.   2,500  210,625
Mascotech, Inc.   22,800  433,200
SPX Corp.   54,000  2,477,250
Safety Components International, Inc. (a)  500  5,500
Smith (A.O.) Corp. Class B  52,400  1,761,950
Snap-on Tools Corp.   147,800  5,745,725
Standard Products Co.   19,700  462,950
TRW, Inc.   148,100  7,756,738
Titan Wheel International, Inc.   14,500  204,813
Tower Automotive, Inc. (a)  42,500  1,630,938
Wynn's International, Inc.   950  19,594
  35,805,046
AUTO PARTS - RETAIL - 11.8%
AutoZone, Inc. (a)  395,100  9,778,725
Monro Muffler Brake, Inc. (a)  24,806  440,307
  10,219,032
AUTOMOTIVE STAMPINGS - 0.3%
Sinter Metals, Inc. Class A (a)  11,000  276,375
MOTOR VEHICLE DEALERS (NEW & USED) - 0.0%
United Auto Group, Inc. (a)  500  11,563
MOTOR VEHICLE SUPPLIES & NEW PARTS - 0.8%
APS Holding Corp. Class A (a)  73,300  659,700
MOTOR VEHICLES & CAR BODIES - 31.9%
Chrysler Corp.   111,800  3,787,225
General Motors Corp.   89,900  5,202,963
Honda Motor Co. Ltd.   142,000  4,405,573
Lear Corp. (a)  97,200  3,790,800
Scania AB Class A  1,100  26,881
Toyota Motor Corp.   64,000  1,644,916
Volvo AB ADR Class B  352,300  8,763,463
  27,621,821
TIRES & INNER TUBES - 4.8%
Bandag, Inc.   14,500  706,875
Goodyear Tire & Rubber Co.   52,600  2,774,650
Michelin SA (Compagnie Generale
 des Etablissements) Class B  11,470  716,724
  4,198,249
TRUCK & BUS BODIES - 0.6%
Miller Industries, Inc. (a)  39,650  505,538
TOTAL AUTOS, TIRES, & ACCESSORIES   79,297,324
CONGLOMERATES - 0.7%
Mark IV Industries, Inc.   27,100  630,075
INDUSTRIAL MACHINERY & EQUIPMENT - 0.4%
METAL WORKING MACHINERY - 0.4%
Exco Technologies Ltd. (a)  35,100  320,689

 SHARES VALUE (NOTE 1)
IRON & STEEL - 0.7%
FABRICATED METAL PRODUCTS - 0.7%
SPS Technologies, Inc. (a)  9,000 $ 576,000
TOTAL COMMON STOCKS
 (Cost $76,019,315)   80,902,183
CASH EQUIVALENTS - 6.5%
Taxable Central Cash Fund (b)
 (Cost $5,621,494)  5,621,494  5,621,494
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $81,640,809) $ 86,523,677
LEGEND
1. Non-income producing
2. At period end, the seven-day yield on the Taxable Central Cash Fund was 5.31%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $205,168,550 and $186,256,883, respectively (see Note 3 of Notes to Financial Statements).
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $90,015 for the period (see Note 4 of Notes to Financial Statements).
The fund participated in the bank borrowing program. The maximum loan and average daily balances during the period for which loans were outstanding amounted to $3,262,000. The weighted average interest rate was 5.8% (see
Note 7 of Notes to Financial Statements).
Distribution of investments by country of issue, as a percentage of total value of investment in securities, is as follows:
United States   81.6%
Sweden   10.2
Japan   7.0
Others (individually less than 1%)   1.2
TOTAL   100.0%
INCOME TAX INFORMATION
At February 28, 1997, the aggregate cost of investment securities for income tax purposes was $82,228,128. Net unrealized appreciation aggregated $4,295,549 of which $6,574,266 related to appreciated investment securities and $2,278,717 related to depreciated investment securities.
The fund hereby designates approximately $1,457,000 as a capital gain dividend for the purpose of the dividend paid deduction.
A total of 100% of the dividends distributed during the fiscal year qualifies for the dividends-received deduction for corporate shareholders (unaudited).
The fund will notify shareholders in January 1998 of the applicable percentage for use in preparing 1997 income tax returns.
AUTOMOTIVE PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
 FEBRUARY 28, 1997


ASSETS

Investment in securities, at value                                                                                 $ 86,523,677
(cost $81,640,809) - See accompanying schedule

Receivable for investments sold                                                                                     50,897

Receivable for fund shares sold                                                                                     140,874

Dividends receivable                                                                                                173,764

Interest receivable                                                                                                 29,546

Redemption fees receivable                                                                                          155

Other receivables                                                                                                   4,808

 TOTAL ASSETS                                                                                                       86,923,721

LIABILITIES

Payable for fund shares redeemed                                                                       $ 448,801

Accrued management fee                                                                                  47,615

Other payables and accrued expenses                                                                     80,739

 TOTAL LIABILITIES                                                                                                  577,155

NET ASSETS                                                                                                         $ 86,346,566

Net Assets consist of:

Paid in capital                                                                                                    $ 78,187,533

Undistributed net investment income                                                                                 225,693

Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions                 3,052,136

Net unrealized appreciation (depreciation) on investments                                                           4,881,204
and assets and liabilities in
foreign currencies

NET ASSETS, for 3,401,568                                                                                          $ 86,346,566
shares outstanding

NET ASSET VALUE and redemption price per share ($86,346,566 (divided by) 3,401,568 shares)                          $25.38

Maximum offering price per share (100/97.00 of $25.38)                                                              $26.16


STATEMENT OF OPERATIONS
 YEAR ENDED FEBRUARY 28, 1997


INVESTMENT INCOME                                                               $ 1,925,906
Dividends

Interest                                                                         549,818

 TOTAL INCOME                                                                    2,475,724

EXPENSES

Management fee                                                     $ 726,743

Transfer agent fees                                                 921,947

Accounting fees and expenses                                        120,805

Non-interested trustees' compensation                               548

Custodian fees and expenses                                         21,699

Registration fees                                                   49,401

Audit                                                               22,861

Legal                                                               752

Interest                                                            527

Miscellaneous                                                       6,511

 Total expenses before reductions                                   1,871,794

 Expense reductions                                                 (39,112      1,832,682
                                                                   )

NET INVESTMENT INCOME                                                            643,042

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                              8,359,918

 Foreign currency transactions                                      (2,395       8,357,523
                                                                   )

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                              2,145,373

 Assets and liabilities in                                          (1,547       2,143,826
 foreign currencies                                                )

NET GAIN (LOSS)                                                                  10,501,349

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                 $ 11,144,391

OTHER INFORMATION                                                               $ 466,135
Sales charges paid to FDC

 Deferred sales charges withheld                                                $ 2,159
 by FDC

 Exchange fees withheld by FSC                                                  $ 86,168

 Expense reductions                                                             $ 36,374
 Directed brokerage arrangements

  Custodian interest credits                                                     528

  Transfer agent interest credits                                                2,210

                                                                                $ 39,112


STATEMENT OF CHANGES IN NET ASSETS
INCREASE         YEAR ENDED     YEAR ENDED
(DECREASE) IN    FEBRUARY 28,   FEBRUARY 29,
NET ASSETS       1997           1996

Operations          $ 643,042       $ 76,016
Net
investment
income

 Net realized        8,357,523       1,307,573
gain (loss)

 Change in           2,143,826       3,088,654
net
unrealized
appreciation
(depreciation
)

 NET INCREASE        11,144,391      4,472,243
(DECREASE)
IN NET
ASSETS
RESULTING
FROM
OPERATIONS

Distributions to     (492,439        -
shareholders        )
From net
investment
income

 From net            (2,049,624      -
realized gain       )

 TOTAL               (2,542,063      -
DISTRIBUTION        )
S

Share                256,027,701     79,629,136
transactions
Net proceeds
from sales of
shares

 Reinvestmen         2,523,772       -
t of
distributions

 Cost of             (236,749,789    (88,521,546
shares              )               )
redeemed

 Paid in             189,071         98,432
capital
portion of
redemption
fees

 NET INCREASE        21,990,755      (8,793,978
(DECREASE)                          )
IN NET
ASSETS
RESULTING
FROM SHARE
TRANSACTIO
NS

  TOTAL              30,593,083      (4,321,735
INCREASE                            )
(DECREASE)
IN NET ASSETS


NET ASSETS

 Beginning of        55,753,483      60,075,218
period

 End of period      $ 86,346,566    $ 55,753,483
(including
undistribute
d net
investment
income of
$225,693
and
$76,192,
respectivel
y)

OTHER
INFORMATION
Shares

 Sold                10,548,479      3,758,408

 Issued in           104,848         -
reinvestment
of
distributions

 Redeemed            (9,803,178      (4,235,574
                    )               )

 Net increase        850,149         (477,166)
(decrease)


SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

             YEAR ENDED     YEAR ENDED     YEARS ENDED FEBRUARY 28,          TEN MONTHS
             FEBRUARY 28,   FEBRUARY 29,                                     ENDED
                                                                             FEBRUARY 28,

SELECTED     1997           1996           1995                       1994   1993
PER-SHARE
DATA D


Net asset        $ 21.85    $ 19.84    $ 25.48     $ 20.69     $ 18.65
value,
beginning of
period

Income from
Investment
Operations

 Net              .13        .03        .08         .05         .13
investment
income

 Net realized     4.28       1.95       (3.46)      6.00        2.26
and
unrealized
gain (loss)

 Total from       4.41       1.98       (3.38)      6.05        2.39
investment
operations



Less
Distributions

 From net         (.17)      -          (.05)       (.05)       (.06)
investment
income

 From net         (.75)      -          (2.26)      (1.26)      (.36)
realized gain

 Total            (.92)      -          (2.31)      (1.31)      (.42)
distributions

Redemption        .04        .03        .05         .05         .07
fees added to
paid in
capital

Net asset        $ 25.38    $ 21.85    $ 19.84     $ 25.48     $ 20.69
value, end of
period

TOTAL             20.60%     10.13%     (12.59)%    30.45%      13.42%
RETURN B, C

RATIOS AND
SUPPLEMENT
AL DATA

Net assets,      $ 86,347   $ 55,753   $ 60,075    $ 228,698   $ 110,360
end of period
(000 omitted)

Ratio of          1.56%      1.81%      1.82%       1.69%       1.57% A
expenses to
average net
assets

Ratio of          1.52% E    1.80% E    1.80% E     1.68% E     1.57% A
expenses to
average net
assets after
expense
reductions

Ratio of net      .54%       .13%       .34%        .22%        .72% A
investment
income to
average net
assets

Portfolio         175%       61%        63%         64%         140% A
turnover rate

Average          $ .0495
commission
rate F


A ANNUALIZED B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN (SEE NOTE 8 OF NOTES TO FINANCIAL STATEMENTS). C TOTAL RETURNS DO NOT
INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. D NET
INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE
PERIOD. E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID
OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 8 OF NOTES TO FINANCIAL STATEMENTS). F FOR
FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE
COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY
VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS
MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.


CHEMICALS PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value), but does not include certain fees paid by shareholders upon exchange or redemption. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED                   PAST 1   PAST 5    PAST 10
FEBRUARY 28, 1997               YEAR     YEARS     YEARS

CHEMICALS                       15.06%   101.73%   272.42%

CHEMICALS                       11.61%   95.67%    261.25%
(INCL. 3% SALES CHARGE)

S&P 500                         26.16%   118.75%   276.74%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one, five, or 10 years. You can compare the fund's returns to the performance of the S&P 500 - a widely recognized, unmanaged index of common stocks. This benchmark reflects reinvestment of dividends and capital gains, if any, and excludes the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED             PAST 1   PAST 5   PAST 10
FEBRUARY 28, 1997         YEAR     YEARS    YEARS

CHEMICALS                 15.06%   15.07%   14.05%

CHEMICALS                 11.61%   14.37%   13.71%
(INCL. 3% SALES CHARGE)

S&P 500                   26.16%   16.94%   14.16%

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

UNDERSTANDING PERFORMANCE
How a fund did yesterday is no guarantee of
how it will do tomorrow. The stock market, for
example, has a history of growth in the long run
and volatility in the short run. Unlike the broader
market, however, some sectors may not have
a history of growth in the long run. And, as
with all stock funds, the share price and
return of a fund that invests in a sector will
vary. That means if you sell your shares
during a sector downturn, you might lose
money. But if you can identify a sector that is
about to experience rapid growth you may
have the potential for above-average gains.
(checkmark)
$10,000 OVER 10 YEARS
  1987/02/28       9700.00                    10000.00
  1987/03/31       9995.00                    10289.00
  1987/04/30      10215.00                    10197.43
  1987/05/31      10080.00                    10286.15
  1987/06/30      10645.00                    10805.60
  1987/07/31      11340.00                    11353.44
  1987/08/31      11755.00                    11776.92
  1987/09/30      11965.00                    11519.01
  1987/10/31       8325.00                     9037.81
  1987/11/30       8045.00                     8293.10
  1987/12/31       8990.69                     8924.20
  1988/01/31       8770.18                     9299.91
  1988/02/29       9742.42                     9733.29
  1988/03/31      10238.56                     9432.53
  1988/04/30      10358.84                     9537.23
  1988/05/31       9967.94                     9620.20
  1988/06/30      11285.97                    10061.77
  1988/07/31      10945.19                    10023.54
  1988/08/31      10469.09                     9682.74
  1988/09/30      10599.39                    10095.22
  1988/10/31      10764.78                    10375.87
  1988/11/30      10403.94                    10227.49
  1988/12/31      10875.03                    10406.47
  1989/01/31      11601.70                    11168.23
  1989/02/28      11456.37                    10890.14
  1989/03/31      11581.66                    11143.88
  1989/04/30      11912.42                    11722.25
  1989/05/31      12188.05                    12197.00
  1989/06/30      12042.53                    12127.48
  1989/07/31      12809.92                    13222.59
  1989/08/31      13396.75                    13481.75
  1989/09/30      12920.26                    13426.47
  1989/10/31      12007.42                    13114.98
  1989/11/30      12263.22                    13382.52
  1989/12/31      12757.64                    13703.71
  1990/01/31      11848.64                    12784.19
  1990/02/28      11927.92                    12949.10
  1990/03/31      12282.00                    13292.25
  1990/04/30      11996.62                    12959.95
  1990/05/31      13043.02                    14223.54
  1990/06/30      13149.48                    14126.82
  1990/07/31      13192.99                    14081.62
  1990/08/31      11431.02                    12808.64
  1990/09/30      10865.46                    12184.86
  1990/10/31      10990.53                    12132.46
  1990/11/30      11724.69                    12916.22
  1990/12/31      12230.43                    13276.58
  1991/01/31      13051.60                    13855.44
  1991/02/28      14052.22                    14846.11
  1991/03/31      14389.39                    15205.38
  1991/04/30      14275.18                    15241.87
  1991/05/31      15264.93                    15900.32
  1991/06/30      14850.08                    15172.09
  1991/07/31      15565.81                    15879.11
  1991/08/31      15871.77                    16255.44
  1991/09/30      15751.57                    15983.98
  1991/10/31      16002.90                    16198.16
  1991/11/30      15205.21                    15545.38
  1991/12/31      16958.93                    17323.77
  1992/01/31      17284.63                    17001.55
  1992/02/29      17907.95                    17222.57
  1992/03/31      17778.79                    16886.73
  1992/04/30      18424.58                    17383.20
  1992/05/31      18317.89                    17468.37
  1992/06/30      17774.92                    17208.09
  1992/07/31      18335.79                    17911.90
  1992/08/31      17709.29                    17544.71
  1992/09/30      17727.19                    17751.74
  1992/10/31      17548.18                    17813.87
  1992/11/30      18079.22                    18421.32
  1992/12/31      18469.07                    18647.90
  1993/01/31      18450.07                    18804.55
  1993/02/28      18127.05                    19060.29
  1993/03/31      18557.75                    19462.46
  1993/04/30      18901.95                    18991.47
  1993/05/31      19188.15                    19500.44
  1993/06/30      18706.82                    19556.99
  1993/07/31      18993.02                    19478.76
  1993/08/31      19923.15                    20217.01
  1993/09/30      19292.22                    20061.34
  1993/10/31      20020.72                    20476.61
  1993/11/30      20170.32                    20282.08
  1993/12/31      20825.19                    20527.49
  1994/01/31      22446.18                    21225.43
  1994/02/28      22410.79                    20650.22
  1994/03/31      21738.32                    19749.87
  1994/04/30      22789.57                    20002.67
  1994/05/31      23338.29                    20330.71
  1994/06/30      23046.11                    19832.61
  1994/07/31      24086.54                    20483.12
  1994/08/31      25483.27                    21322.93
  1994/09/30      25297.99                    20800.52
  1994/10/31      25255.24                    21268.53
  1994/11/30      23274.15                    20493.93
  1994/12/31      23902.18                    20797.85
  1995/01/31      23277.57                    21337.14
  1995/02/28      24628.47                    22168.65
  1995/03/31      25383.81                    22822.85
  1995/04/30      25927.96                    23494.98
  1995/05/31      26186.13                    24434.07
  1995/06/30      26628.71                    25001.68
  1995/07/31      27890.07                    25830.73
  1995/08/31      28008.10                    25895.57
  1995/09/30      28450.68                    26988.36
  1995/10/31      27034.42                    26892.01
  1995/11/30      28214.64                    28072.57
  1995/12/31      29028.78                    28613.25
  1996/01/31      30363.08                    29587.24
  1996/02/29      31395.56                    29861.52
  1996/03/31      32912.53                    30149.08
  1996/04/30      33255.49                    30593.48
  1996/05/31      33183.56                    31382.49
  1996/06/30      32759.97                    31502.05
  1996/07/31      31433.27                    30110.29
  1996/08/31      32823.91                    30745.32
  1996/09/30      34278.49                    32475.67
  1996/10/31      34510.26                    33371.34
  1996/11/30      35781.02                    35893.88
  1996/12/31      35275.54                    35182.83
  1997/01/31      35827.65                    37381.05
  1997/02/28      36124.94                    37674.12
Let's say hypothetically that $10,000 was invested in Fidelity Select Chemicals Portfolio on February 28, 1987, and the current maximum 3% sales charge was paid. As the chart shows, by February 28, 1997, the value of the investment would have grown to $36,125 - a 261.25% increase on the initial investment. For comparison, look at how the S&P 500 did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $37,674 - a 276.74% increase. INVESTMENT SUMMARY
TOP TEN STOCKS AS OF FEBRUARY 28, 1997
                                                     % OF FUND'S
                                                     INVESTMENTS

Praxair, Inc.                                        6.5

Monsanto Co.                                         6.2

Air Products & Chemicals, Inc.                       5.3

Cytec Industries, Inc.                               5.3

Raychem Corp.                                        4.9

Union Carbide Corp.                                  4.4

ICI (Imperial Chemical Industries) PLC ADR Class L   4.4

du Pont (E.I.) de Nemours & Co.                      3.9

Minnesota Mining & Manufacturing Co.                 2.8

Sealed Air Corp.                                     2.5

TOP INDUSTRIES AS OF FEBRUARY 28, 1997
36
Chemicals 43.9%
Industrial Gases 15.0%
Agricultural Chemicals 4.4%
Paint & Varnish 3.1%
Manufacturing Industries 2.8%
All Others 30.8% *
Row: 1, Col: 1, Value: 30.8
Row: 1, Col: 2, Value: 2.8
Row: 1, Col: 3, Value: 3.1
Row: 1, Col: 4, Value: 4.4
Row: 1, Col: 5, Value: 15.0
Row: 1, Col: 6, Value: 43.9
* INCLUDES SHORT-TERM INVESTMENTS
% OF FUND'S INVESTMENTS
CHEMICALS PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW



John Avery,
Portfolio Manager
of Fidelity Select
Chemicals Portfolio
Q. HOW DID THE FUND PERFORM, JOHN?
A. For the 12 months that ended February 28, 1997, the fund provided a return of 15.06%. This lagged the 26.16% return of the Standard & Poor's 500 Index over the same period.
Q. CAN YOU ISOLATE THE FACTORS THAT PLAYED SIGNIFICANT ROLES IN THE FUND'S PERFORMANCE?
A. Sure. Chemical stocks generally performed well through the first six months of 1996, but then certain industry groups hit a roadblock. A significant part of the problem was the overall slowdown of earnings growth, which had been strong for the last couple of years. While the U.S. chemical companies were relatively solid, companies based in Europe and parts of Asia - whose stocks tend to be more volatile than those in the U.S. - really struggled. I think it was a case where the stocks had their day in the sun, but became stagnant during the second half of the year. As this became apparent, investors began seeking growth in other areas of the market.
Q. WHAT TYPES OF CHEMICAL STOCKS PERFORMED WELL DURING THE PERIOD? WHICH WERE DISAPPOINTMENTS?
A. I look at the chemicals universe in three parts: specialty, diversified and commodity stocks. The two categories that performed best during the period were specialty and diversified. Much of my specialty concentration was in industrial gas stocks; there are only six industrial gas companies in the world, and I owned each of them. These companies tend to perform well in the latter stages of an economic cycle and can generate strong earnings growth. Diversified stocks - those offering a wide range of chemical products - performed well for the same reasons. On the downside, commodities had an atrocious period.
Q. WHY DID COMMODITIES PERFORM SO POORLY?
A. When the supply and demand characteristics were good and profits were up, commodity companies decided to build more plants. This brought more supply into the picture, and the corresponding demand just couldn't keep pace. As a result, both prices and profits dropped. I had lightened the fund's exposure in this area, so I wasn't hurt as badly as I could have been.
Q. FUNDS SUCH AS THIS ARE PARTICULARLY SUSCEPTIBLE TO CHANGES IN THE ECONOMIC CYCLE. HOW DOES THIS PLAY INTO YOUR INVESTING STRATEGY?
A. It's impossible, of course, to completely limit the fund's exposure to cyclicality. Commodity stocks are more vulnerable to cyclicality than many other chemical stocks. With this fund, however, I have the flexibility to go into other areas if I think a group is going to perform poorly. Thus, I can try to limit the fund's exposure to cyclicality by the types of stocks I buy.
Q. IT SEEMS AS THOUGH THE CURRENT ECONOMIC CYCLE JUST KEEPS PLUGGING ALONG
 . . .
A. And I'm nervous about it. When the economy performs this well for such an extended period of time, I wonder how much better it can get. Where do we go from here? I'm not panicked, but I've been looking closely at companies that have shown they can perform well in the late stages of a cycle.
Q. WHICH INDIVIDUAL STOCKS PLAYED KEY ROLES WITHIN THE PORTFOLIO?
A. Industrial gas stocks - including Praxair and Air Products & Chemicals - performed exceptionally well. Non-commodity chemical stocks such as Monsanto and du Pont turned in solid performances as well. As far as disappointments, U.K.-based ICI (Imperial Chemical Industries) fits the bill. All signs indicated that ICI would experience some sort of restructuring that would unleash value, but it hasn't happened yet. Another restructuring play that has taken longer to work out than I anticipated was Witco.
Q. WHAT'S YOUR OUTLOOK?
A. Chemical commodity stocks could realize a short-term rally, but I think they're going to struggle as supply increases. I'll continue to look for attractive risk/reward opportunities while focusing on companies that I believe offer less exposure to uncertain economic cycles.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND FACTS
START DATE: July 29, 1985
FUND NUMBER: 069
TRADING SYMBOL: FSCHX
SIZE: as of February 28, 1997, more than $111 million
MANAGER: John Avery, since 1995; manager,
Fidelity Select Regional Banks Portfolio, since
September 1996; joined Fidelity in 1995
(checkmark)
CHEMICALS PORTFOLIO
INVESTMENTS FEBRUARY 28, 1997

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 89.4%
 SHARES VALUE (NOTE 1)
AGRICULTURE - 1.3%
CROPS - 1.3%
Delta & Pine Land Co.   42,000 $ 1,559,246
BUILDING MATERIALS - 3.1%
PAINT & VARNISH - 3.1%
Lilly Industrial Coatings, Inc. Class A  135,000  2,615,625
Sherwin-Williams Co.   20,000  1,122,500
  3,738,125
CHEMICALS & PLASTICS - 74.3%
ADHESIVES & SEALANTS - 1.7%
Ferro Corp.   25,900  815,850
International Specialty Products, Inc. (a)  66,200  885,425
Lydall, Inc. (a)  14,200  319,500
  2,020,775
AGRICULTURAL CHEMICALS - 4.4%
FMC Corp. (a)  25,200  1,732,500
IMC Global, Inc.   26,640  929,070
OM Group, Inc.   37,800  1,096,200
Potash Corp. of Saskatchewan  19,600  1,542,185
  5,299,955
CHEMICALS - 43.9%
Asahi Chemical Industry Co. Ltd.   158,000  858,174
BASF AG  78,900  2,911,146
Bayer AG  6,500  273,512
Crompton & Knowles Corp.   130,321  2,476,099
Cytec Industries, Inc. (a)  158,313  6,273,153
du Pont (E.I.) de Nemours & Co.   43,000  4,611,750
Ethyl Corp.   30,100  274,663
Hercules, Inc.   39,500  1,836,750
Hoechst AG Ord.   59,400  2,510,033
ICI (Imperial Chemical Industries)
 PLC ADR Class L  104,900  5,231,888
Lyondell Petrochemical Co.   10,800  255,150
Monsanto Co.   203,800  7,413,225
NL Industries, Inc.   26,800  304,850
Olin Corp.   33,600  1,344,000
Quaker Chemical Corp.   100,000  1,512,500
Raychem Corp.   69,000  5,873,625
Rohm & Haas Co.   3,500  322,000
Union Carbide Corp.   111,300  5,258,925
Witco Corp.   95,800  2,945,850
  52,487,293
CHEMICALS, GENERAL - 1.5%
Grace (WR) & Co.   19,200  1,017,600
Great Lakes Chemical Corp.   15,960  740,145
  1,757,745
INDUSTRIAL & ORGANIC CHEMICALS - 0.0%
Primex Technologies, Inc.   3,360  62,160
INDUSTRIAL GASES - 15.0%
AGA AB Series B  112,500  1,613,664
Air Products & Chemicals, Inc.   85,700  6,352,513
BOC Group PLC  65,641  1,058,924
L'Air Liquide  5,470  858,340
NuCo2, Inc. (a)  16,300  203,750
Praxair, Inc.   160,553  7,806,890
  17,894,081
INORGANIC CHEMICALS - 1.7%
Minerals Technologies, Inc.   10,400  393,900
Valspar Corp.   28,500  1,631,625
  2,025,525

 SHARES VALUE (NOTE 1)
NITROGENOUS FERTILIZERS - 0.7%
Soc Quimica y Minera de Chile ADR  14,300 $ 832,975
ORGANIC CHEMICALS - 0.2%
Cambrex Corp.   8,150  273,025
PLASTIC FOAM PRODUCTS - 0.8%
Foamex International, Inc. (a)  50,200  934,975
PLASTICS & SYNTHETIC RESINS - 1.6%
Geon Co.   2,800  60,200
Spartech Corp.   160,200  1,862,325
  1,922,525
PLASTICS - 2.5%
Sealed Air Corp. (a)  71,800  2,952,775
PLASTICS, RESINS & ELASTOMERS - 0.3%
AT Plastics, Inc.   32,300  311,632
TOTAL CHEMICALS & PLASTICS   88,775,441
CONSUMER DURABLES - 2.8%
MANUFACTURING INDUSTRIES - 2.8%
Minnesota Mining & Manufacturing Co.   37,000  3,404,000
DRUGS & PHARMACEUTICALS - 1.2%
BIOTECHNOLOGY - 1.2%
Sigma Aldrich Corp.   45,600  1,396,500
HOUSEHOLD PRODUCTS - 1.0%
COSMETICS - 1.0%
Gillette Co.   15,000  1,186,875
INDUSTRIAL MACHINERY & EQUIPMENT - 0.1%
PUMPING EQUIPMENT - 0.1%
Duriron Co., Inc.   6,500  145,438
IRON & STEEL - 2.3%
METAL FORGINGS & STAMPINGS - 2.3%
Hexcel Corp. (a)  142,200  2,737,350
METALS & MINING - 0.7%
NON-METALLIC MINERAL MINING - 0.7%
Freeport McMoRan, Inc. par $0.01  30,400  828,400
PACKAGING & CONTAINERS - 2.1%
GLASS CONTAINERS - 1.0%
Owens-Illinois, Inc. (a)  50,000  1,206,250
METAL CANS & SHIPPING CONTAINERS - 1.1%
Silgan Holdings, Inc.   51,000  1,300,500
TOTAL PACKAGING & CONTAINERS   2,506,750
PHOTOGRAPHIC EQUIPMENT - 0.1%
Imation Corp. (a)  2,260  60,173
PRECIOUS METALS - 0.4%
GOLD ORES - 0.4%
Stillwater Mining Co. (a)(c)  19,400  454,688
TOTAL COMMON STOCKS
 (Cost $96,159,907)   106,792,986
NON-CONVERTIBLE PREFERRED STOCKS - 0.0%
MEDICAL FACILITIES MANAGEMENT - 0.0%
HMOS & OUTPATIENT CARE - 0.0%
Fresenius National Medical Care, Inc.
 Class D (special dividends) (a)
 (Cost $3,880)  19,200  1,920
CASH EQUIVALENTS - 10.6%
 SHARES VALUE (NOTE 1)
Taxable Central Cash Fund (b)
 (Cost $12,647,580)  12,647,580 $ 12,647,580
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $108,811,367)  $ 119,442,486
LEGEND
1. Non-income producing
2. At period end, the seven-day yield on the Taxable Central Cash Fund was 5.31%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
3. Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $454,688 or 0.4% of net assets.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $245,863,230 and $230,467,657, respectively (see Note 3 of Notes to Financial Statements).
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $102,951 for the period (see Note 4 of Notes to Financial Statements).
The fund participated in the bank borrowing program. The maximum loan and average daily balances during the period for which loans were outstanding amounted to $7,645,000 and $4,651,750, respectively. The weighted average interest rate was 5.7%. Interest expense includes $2,934 paid under the bank borrowing program (see Note 7 of Notes to Financial Statements).
The fund participated in the interfund lending program as a borrower. The maximum loan and average daily balance during the period for which the loan was outstanding amounted to $25,562,000. The weighted average interest rate was 5.5%. Interest expense includes $3,880 paid under the interfund lending program (see Note 5 of Notes to Financial Statements).
At the period end, the value of securities loaned and the value of collateral amounted to $6,791,138 and $6,987,900, respectively (see Note 6 of Notes to Financial Statements).
Distribution of investments by country of issue, as a percentage of total value of investment in securities, is as follows:
United States   84.9%
United Kingdom   5.3
Germany   4.8
Canada   1.7
Sweden   1.4
Others (individually less than 1%)   1.9
TOTAL   100.0%
INCOME TAX INFORMATION
At February 28, 1997, the aggregate cost of investment securities for income tax purposes was $109,116,037. Net unrealized appreciation aggregated $10,326,449, of which $13,812,563 related to appreciated investment securities and $3,486,114 related to depreciated investment securities.
The fund hereby designates approximately $10,131,000 as a capital gain dividend for the purpose of the dividend paid deduction.
A total of 40% of the dividends distributed during the fiscal year qualifies for the dividends-received deduction for corporate shareholders (unaudited).
The fund will notify shareholders in January 1998 of the applicable percentage for use in preparing 1997 income tax returns.
CHEMICALS PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
 FEBRUARY 28, 1997


ASSETS

Investment in securities, at value                                                                                  $ 119,442,486
(cost $108,811,367) - See accompanying schedule

Receivable for investments sold                                                                                      15,085

Receivable for fund shares sold                                                                                      134,923

Dividends receivable                                                                                                 150,654

Interest receivable                                                                                                  47,329

Redemption fees receivable                                                                                           516

Other receivables                                                                                                    62,769

 TOTAL ASSETS                                                                                                        119,853,762

LIABILITIES

Payable to custodian bank                                                                              $ 24,357

Payable for fund shares redeemed                                                                        1,261,747

Accrued management fee                                                                                  57,102

Other payables and accrued expenses                                                                     113,374

Collateral on securities loaned,                                                                        6,987,900
at value

 TOTAL LIABILITIES                                                                                                   8,444,480

NET ASSETS                                                                                                          $ 111,409,282

Net Assets consist of:

Paid in capital                                                                                                     $ 90,726,863

Undistributed net investment income                                                                                  583,830

Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions                  9,468,140

Net unrealized appreciation (depreciation) on investments                                                            10,630,449
and assets and liabilities in
foreign currencies

NET ASSETS, for 2,619,523                                                                                           $ 111,409,282
shares outstanding

NET ASSET VALUE and redemption price per share ($111,409,282 (divided by) 2,619,523 shares)                          $42.53

Maximum offering price per share (100/97.00 of $42.53)                                                               $43.85


STATEMENT OF OPERATIONS
 YEAR ENDED FEBRUARY 28, 1997


INVESTMENT INCOME                                                                $ 2,323,438
Dividends

Interest (including income on securities loaned of $8,507)                        734,648

 TOTAL INCOME                                                                     3,058,086

EXPENSES

Management fee                                                     $ 745,680

Transfer agent fees                                                 1,278,656

Accounting and security lending fees                                124,554

Non-interested trustees' compensation                               625

Custodian fees and expenses                                         21,983

Registration fees                                                   52,288

Audit                                                               22,309

Legal                                                               1,235

Interest                                                            6,814

Miscellaneous                                                       5,396

 Total expenses before reductions                                   2,259,540

 Expense reductions                                                 (24,095       2,235,445
                                                                   )

NET INVESTMENT INCOME                                                             822,641

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                              14,210,798

 Foreign currency transactions                                      (10,443       14,200,355
                                                                   )

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                              (2,755,198
                                                                   )

 Assets and liabilities in                                          (567          (2,755,765
 foreign currencies                                                )             )

NET GAIN (LOSS)                                                                   11,444,590

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                  $ 12,267,231

OTHER INFORMATION                                                                $ 579,393
Sales charges paid to FDC

 Deferred sales charges withheld                                                 $ 6,478
 by FDC

 Exchange fees withheld by FSC                                                   $ 115,155

 Expense reductions                                                              $ 23,210
 Directed brokerage arrangements

  Custodian interest credits                                                      236

  Transfer agent interest credits                                                 649

                                                                                 $ 24,095


STATEMENT OF CHANGES IN NET ASSETS
INCREASE         YEAR ENDED     YEAR ENDED
(DECREASE) IN    FEBRUARY 28,   FEBRUARY 29,
NET ASSETS       1997           1996

Operations          $ 822,641       $ 31,898
Net
investment
income

 Net realized        14,200,355      9,931,910
gain (loss)

 Change in           (2,755,765      8,885,611
net                 )
unrealized
appreciation
(depreciation
)

 NET INCREASE        12,267,231      18,849,419
(DECREASE)
IN NET
ASSETS
RESULTING
FROM
OPERATIONS

Distributions to     (228,367        (214,329
shareholders        )               )
From net
investment
income

 From net            (6,676,304      (6,011,068
realized gain       )               )

 TOTAL               (6,904,671      (6,225,397
DISTRIBUTION        )               )
S

Share                349,364,954     70,422,861
transactions
Net proceeds
from sales of
shares

 Reinvestmen         6,799,944       6,107,748
t of
distributions

 Cost of             (339,611,033    (97,475,212
shares              )               )
redeemed

 Paid in             262,393         40,196
capital
portion of
redemption
fees

 NET INCREASE        16,816,258      (20,904,407
(DECREASE)                          )
IN NET
ASSETS
RESULTING
FROM SHARE
TRANSACTIO
NS

  TOTAL              22,178,818      (8,280,385
INCREASE                            )
(DECREASE)
IN NET ASSETS


NET ASSETS

 Beginning of        89,230,464      97,510,849
period

 End of period      $ 111,409,282   $ 89,230,464
(including
undistribute
d net
investment
income of
$583,830
and
$15,890,
respectivel
y)

OTHER
INFORMATION
Shares

 Sold                8,409,682       1,900,418

 Issued in           164,313         171,374
reinvestment
of
distributions

 Redeemed            (8,211,486      (2,690,711
                    )               )

 Net increase        362,509         (618,919)
(decrease)


SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

             YEAR ENDED     YEAR ENDED     YEARS ENDED FEBRUARY 28,          TEN MONTHS
             FEBRUARY 28,   FEBRUARY 29,                                     ENDED
                                                                             FEBRUARY 28,

SELECTED     1997           1996           1995                       1994   1993
PER-SHARE
DATA D


Net asset        $ 39.53     $ 33.91    $ 31.66    $ 28.62    $ 32.81
value,
beginning of
period

Income from
Investment
Operations

 Net              .28         .01        .36        .29        .30
investment
income

 Net realized     5.49        8.89       2.65       5.97       (.84)
and
unrealized
gain (loss)

 Total from       5.77        8.90       3.01       6.26       (.54)
investment
operations



Less
Distributions

 From net         (.12)       (.08)      (.22)      (.23)      (.31)
investment
income

 From net         (2.74)      (3.22)     (.60)      (3.05)     (3.36)
realized gain

 Total            (2.86)      (3.30)     (.82)      (3.28)     (3.67)
distributions

Redemption        .09         .02        .06        .06        .02
fees added to
paid in
capital

Net asset        $ 42.53     $ 39.53    $ 33.91    $ 31.66    $ 28.62
value, end of
period

TOTAL             15.06%      27.48%     9.90%      23.63%     (1.61)%
RETURN B, C

RATIOS AND
SUPPLEMENT
AL DATA

Net assets,      $ 111,409   $ 89,230   $ 97,511   $ 62,217   $ 28,796
end of period
(000 omitted)

Ratio of          1.83%       1.99%      1.52%      1.93%      1.89% A
expenses to
average net
assets

Ratio of          1.81% E     1.97% E    1.51% E    1.93%      1.89% A
expenses to
average net
assets after
expense
reductions

Ratio of net      .67%        .04%       1.07%      .97%       1.21% A
investment
income to
average net
assets

Portfolio         207%        87%        106%       81%        214% A
turnover rate

Average          $ .0458
commission
rate F


A ANNUALIZED B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT
BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 8 OF NOTES TO FINANCIAL
STATEMENTS). C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR
PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. D NET INVESTMENT INCOME PER
SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE
PERIOD. E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES
WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 8 OF NOTES TO
FINANCIAL STATEMENTS). F FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A
FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES
ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND
FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE
TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.


CONSTRUCTION AND HOUSING PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value), but does not include certain fees paid by shareholders upon exchange or redemption. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED                    PAST 1   PAST 5    PAST 10
FEBRUARY 28, 1997                YEAR     YEARS     YEARS

CONSTRUCTION AND HOUSING         18.64%   85.69%    164.41%

CONSTRUCTION AND HOUSING         15.08%   80.12%    156.47%
(INCL. 3% SALES CHARGE)

S&P 500                          26.16%   118.75%   276.74%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one, five or 10 years. You can compare the fund's returns to the performance of the S&P 500 - a widely recognized, unmanaged index of common stocks. This benchmark reflects reinvestment of dividends and capital gains, if any, and excludes the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED              PAST 1   PAST 5   PAST 10
FEBRUARY 28, 1997          YEAR     YEARS    YEARS

CONSTRUCTION AND HOUSING   18.64%   13.18%   10.21%

CONSTRUCTION AND HOUSING   15.08%   12.49%   9.88%
(INCL. 3% SALES CHARGE)

S&P 500                    26.16%   16.94%   14.16%

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

UNDERSTANDING PERFORMANCE
How a fund did yesterday is no guarantee of
how it will do tomorrow. The stock market, for
example, has a history of growth in the long run
and volatility in the short run. Unlike the broader
market, however, some sectors may not have
a history of growth in the long run. And, as
with all stock funds, the share price and
return of a fund that invests in a sector will
vary. That means if you sell your shares
during a sector downturn, you might lose
money. But if you can identify a sector that is
about to experience rapid growth you may
have the potential for above-average gains.
(checkmark)
$10,000 OVER 10 YEARS
 1987/02/28       9700.00                    10000.00
  1987/03/31      10293.17                    10289.00
  1987/04/30       9588.35                    10197.43
  1987/05/31       9316.19                    10286.15
  1987/06/30       9211.51                    10805.60
  1987/07/31       9783.74                    11353.44
  1987/08/31       9993.09                    11776.92
  1987/09/30       9225.47                    11519.01
  1987/10/31       6294.53                     9037.81
  1987/11/30       5833.96                     8293.10
  1987/12/31       6576.43                     8924.20
  1988/01/31       6810.29                     9299.91
  1988/02/29       7448.09                     9733.29
  1988/03/31       7745.74                     9432.53
  1988/04/30       7972.51                     9537.23
  1988/05/31       7922.90                     9620.20
  1988/06/30       8390.62                    10061.77
  1988/07/31       8305.58                    10023.54
  1988/08/31       7880.38                     9682.74
  1988/09/30       8121.33                    10095.22
  1988/10/31       8178.02                    10375.87
  1988/11/30       8078.81                    10227.49
  1988/12/31       8496.02                    10406.47
  1989/01/31       9013.80                    11168.23
  1989/02/28       8904.41                    10890.14
  1989/03/31       9130.48                    11143.88
  1989/04/30       9487.83                    11722.25
  1989/05/31       9823.29                    12197.00
  1989/06/30       9817.09                    12127.48
  1989/07/31      10215.39                    13222.59
  1989/08/31      10387.21                    13481.75
  1989/09/30      10574.65                    13426.47
  1989/10/31       9981.09                    13114.98
  1989/11/30      10129.48                    13382.52
  1989/12/31       9906.11                    13703.71
  1990/01/31       9281.25                    12784.19
  1990/02/28       9472.87                    12949.10
  1990/03/31      10006.09                    13292.25
  1990/04/30       9714.49                    12959.95
  1990/05/31      10614.29                    14223.54
  1990/06/30      10422.66                    14126.82
  1990/07/31       9879.03                    14081.62
  1990/08/31       8623.07                    12808.64
  1990/09/30       7732.64                    12184.86
  1990/10/31       7460.83                    12132.46
  1990/11/30       8182.54                    12916.22
  1990/12/31       8951.12                    13276.58
  1991/01/31       9738.44                    13855.44
  1991/02/28      10591.37                    14846.11
  1991/03/31      10853.81                    15205.38
  1991/04/30      11022.53                    15241.87
  1991/05/31      12119.16                    15900.32
  1991/06/30      11500.54                    15172.09
  1991/07/31      11800.48                    15879.11
  1991/08/31      12287.87                    16255.44
  1991/09/30      12016.05                    15983.98
  1991/10/31      11809.85                    16198.16
  1991/11/30      11219.36                    15545.38
  1991/12/31      12649.26                    17323.77
  1992/01/31      13589.61                    17001.55
  1992/02/29      13812.06                    17222.57
  1992/03/31      13801.95                    16886.73
  1992/04/30      13994.06                    17383.20
  1992/05/31      14438.96                    17468.37
  1992/06/30      13407.24                    17208.09
  1992/07/31      13650.09                    17911.90
  1992/08/31      13184.63                    17544.71
  1992/09/30      13356.65                    17751.74
  1992/10/31      13822.10                    17813.87
  1992/11/30      14621.48                    18421.32
  1992/12/31      15016.11                    18647.90
  1993/01/31      15643.46                    18804.55
  1993/02/28      15926.79                    19060.29
  1993/03/31      16301.18                    19462.46
  1993/04/30      15916.53                    18991.47
  1993/05/31      16088.65                    19500.44
  1993/06/30      16281.03                    19556.99
  1993/07/31      16837.91                    19478.76
  1993/08/31      17536.53                    20217.01
  1993/09/30      18103.53                    20061.34
  1993/10/31      18761.66                    20476.61
  1993/11/30      18468.03                    20282.08
  1993/12/31      20063.15                    20527.49
  1994/01/31      20718.61                    21225.43
  1994/02/28      20298.70                    20650.22
  1994/03/31      19110.69                    19749.87
  1994/04/30      19067.45                    20002.67
  1994/05/31      18058.48                    20330.71
  1994/06/30      17615.77                    19832.61
  1994/07/31      18120.25                    20483.12
  1994/08/31      18810.06                    21322.93
  1994/09/30      17759.91                    20800.52
  1994/10/31      17234.83                    21268.53
  1994/11/30      16534.73                    20493.93
  1994/12/31      16864.17                    20797.85
  1995/01/31      16938.18                    21337.14
  1995/02/28      17752.31                    22168.65
  1995/03/31      18069.50                    22822.85
  1995/04/30      18090.65                    23494.98
  1995/05/31      18978.79                    24434.07
  1995/06/30      19158.54                    25001.68
  1995/07/31      20046.68                    25830.73
  1995/08/31      20057.25                    25895.57
  1995/09/30      19940.95                    26988.36
  1995/10/31      19930.38                    26892.01
  1995/11/30      21156.86                    28072.57
  1995/12/31      21717.20                    28613.25
  1996/01/31      21672.99                    29587.24
  1996/02/29      21617.73                    29861.52
  1996/03/31      22358.22                    30149.08
  1996/04/30      22386.60                    30593.48
  1996/05/31      23123.23                    31382.49
  1996/06/30      23261.35                    31502.05
  1996/07/31      22283.01                    30110.29
  1996/08/31      23330.41                    30745.32
  1996/09/30      24596.49                    32475.67
  1996/10/31      24228.17                    33371.34
  1996/11/30      25333.12                    35893.88
  1996/12/31      24586.61                    35182.83
  1997/01/31      24831.42                    37381.05
  1997/02/28      25647.48                    37674.12
Let's say hypothetically that $10,000 was invested in Fidelity Select Construction and Housing Portfolio on February 28, 1987, and the current maximum 3% sales charge was paid. As the chart shows, by February 28, 1997, the value of the investment would have grown to $25,647 - a 156.47% increase on the initial investment. For comparison, look at how the S&P 500 did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $37,674 - a 276.74% increase.
INVESTMENT SUMMARY
TOP TEN STOCKS AS OF FEBRUARY 28, 1997
                                  % OF FUND'S
                                  INVESTMENTS

Lowe's Companies, Inc.            10.6

Masco Corp.                       6.5

Westpoint Stevens, Inc. Class A   4.8

Sunbeam-Oster, Inc.               4.4

Oakwood Homes Corp.               4.3

Leggett & Platt, Inc.             3.9

Case Corp.                        3.8

Heilig-Meyers Co.                 3.8

American Homestar Corp.           3.4

TriMas Corp.                      3.1

TOP INDUSTRIES AS OF FEBRUARY 28, 1997
Lumber & Building
Materials - Retail 10.6%
Plumbing Supplies -
Wholesale 6.5%
Appliances 6.4%
Furniture 6.2%
Textile Mill Products 4.8%
All Others 65.5% *
Row: 1, Col: 1, Value: 65.5
Row: 1, Col: 2, Value: 4.8
Row: 1, Col: 3, Value: 6.2
Row: 1, Col: 4, Value: 6.4
Row: 1, Col: 5, Value: 6.5
Row: 1, Col: 6, Value: 10.6
* INCLUDES SHORT-TERM INVESTMENTS
% OF FUND'S INVESTMENTS
CONSTRUCTION AND HOUSING PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW



Peter Saperstone,
Portfolio Manager of
Fidelity Select Construction and Housing Portfolio
Q. PETER, HOW DID THE FUND PERFORM?
A. For the 12 months that ended February 28, 1997, the fund returned 18.64%. The Standard & Poor's 500 Index had a return of 26.16% over the same period.
Q. WHAT SORTS OF MARKET DEVELOPMENTS INFLUENCED THE SECTOR'S PERFORMANCE?
A. During the year, mortgage rates fluctuated between 7-8%, keeping the housing market at historically healthy levels. After a slow first quarter, most housing-related companies reported strong gains in both sales and earnings for the full year and, for the most part, surpassed prior peak earnings levels. Strong fundamentals, however, didn't necessarily translate into strong performance for housing stocks. Rather, investors shied away from many early cyclical groups, or groups of stocks that tend to underperform late in an economic cycle and outperform in the early stages of an economic recovery. This was the case with many of the housing-related stocks.
Q. DID YOU LOOK FOR DIFFERENT WAYS TO POSITION THE PORTFOLIO WHEN INDUSTRY SENTIMENT APPEARED TO BE ON A DOWNSWING?
A. Absolutely. Given the mixed outlook on new housing as we entered 1997 and the fact that we're in the latter stages of an economic cycle, I've tried to position the fund in sectors that are driven more by the repair and remodel markets. I also focused on secular segments, such as retailers that benefited from industry consolidation and manufactured housing companies that benefited from market share gains over site-built homes. Lastly, I looked for company-specific stories, which could have involved management changes and cost reduction efforts. These strategies led me to stocks such as Lowe's, Home Depot, Oakwood Homes, Stanley Works and Sunbeam-Oster.
Q. WHAT SPECIFIC CHANGES HAVE YOU MADE TO THE FUND SINCE TAKING OVER AS MANAGER LAST AUGUST?
A. One change I've made is that I've tried to concentrate the fund's investments in fewer names. When I took over the fund, the portfolio had close to 60 different stocks. I've since cut that down to around 35. My rationale is that I can focus my research efforts on fewer names and know those companies better. If I don't have the time to research a stock, I'd rather not own it. Another strategy I've employed is that I'm not making any sub-sector bets; most of my focus has been on selecting the best individual stocks in the housing group.
Q. WHAT TYPES OF STOCKS ATTRACTED YOUR ATTENTION DURING THE PERIOD?
A. The stocks I gravitated toward offered the most upside given the industry's backdrop. As it turned out, many of the stocks were in the retail and small appliances and tools areas.
Q. WHICH INDIVIDUAL STOCKS CONTRIBUTED POSITIVELY TO THE PORTFOLIO? WHICH
HURT?
A. On the positive side, the fund benefited from its stake in Masco - a manufacturer of faucets, cabinets and other building products. Westpoint Stevens, a sheet and towel manufacturer, continued to gain market share from weaker competitors, while Stanley Works and Sunbeam-Oster performed well following management changes. One of the bigger disappointments was the fund's position in Black & Decker. Pricing became very competitive in a few of their product categories and the stock suffered as a result.
Q. WHAT'S YOUR OUTLOOK FOR 1997?
A. Many of the key influencers of the industry - including mortgage rates and mortgage applications - seem to signal a slight downturn for 1997, but I don't think it will be dramatic. If interest rates stay flat, I think the slowdown will be somewhat cushioned.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND FACTS
START DATE: September 29, 1986
FUND NUMBER: 511
TRADING SYMBOL: FSHOX
SIZE: as of February 28, 1997, more than $30 million
MANAGER: Peter Saperstone, since August
1996; equity analyst, textile, apparel and footwear industries, since 1995; equity analyst, building materials and appliances, since 1996; joined Fidelity in 1995
(checkmark)
CONSTRUCTION AND HOUSING PORTFOLIO
INVESTMENTS FEBRUARY 28, 1997

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 88.4%
 SHARES VALUE (NOTE 1)
BUILDING MATERIALS - 16.1%
CEMENT - 3.3%
Medusa Corp.   6,700 $ 267,160
Southdown, Inc.   21,400  765,050
  1,032,210
HEATING & AIR-CONDITION EQUIPMENT - 0.9%
Falcon Building Products, Inc. (a)  16,900  289,413
PAINT & VARNISH - 3.0%
Sherwin-Williams Co.   16,600  931,675
PAVING, ROOFING & SIDING - 2.4%
Elcor Corp.   31,900  773,575
PLUMBING SUPPLIES - WHOLESALE - 6.5%
Masco Corp.   58,500  2,054,813
TOTAL BUILDING MATERIALS   5,081,686
CHEMICALS & PLASTICS - 2.0%
CHEMICALS, GENERAL - 1.7%
Grace (W.R.) & Co.   10,000  530,000
PLASTIC FOAM PRODUCTS - 0.3%
Foamex International, Inc. (a)  5,000  93,125
TOTAL CHEMICALS & PLASTICS   623,125
CONSTRUCTION - 11.8%
GENERAL BUILDING - 1.4%
D.R. Horton, Inc.   36,640  458,000
MOBILE HOMES - 4.3%
Clayton Homes, Inc.   125  1,781
Oakwood Homes Corp.   68,400  1,350,900
  1,352,681
PREFABRICATED WOOD BUILDINGS - 3.4%
American Homestar Corp. (a)  64,250  1,076,188
SINGLE-FAMILY HOUSING CONSTRUCTION - 2.7%
Belmont Homes, Inc. (a)  100,100  850,850
TOTAL CONSTRUCTION   3,737,719
CONSUMER DURABLES - 0.4%
MANUFACTURING INDUSTRIES - 0.4%
Samsonite Corp. (a)  2,700  128,250
CONSUMER ELECTRONICS - 6.4%
APPLIANCES - 6.4%
Maytag Co.   29,900  657,800
Sunbeam-Oster, Inc.   50,300  1,376,963
  2,034,763
CREDIT & OTHER FINANCE - 2.6%
MORTGAGE BANKERS - 2.6%
Green Tree Financial Corp.   21,600  810,000
ENTERTAINMENT - 0.1%
RECREATIONAL SERVICES - 0.1%
Vail Resorts, Inc.   1,000  21,875
FEDERAL SPONSORED CREDIT - 1.9%
FEDERAL & FEDERALLY SPONSORED CREDIT AGENCIES - 1.9%
Federal National Mortgage Association  15,400  616,000

 SHARES VALUE (NOTE 1)
HOME FURNISHINGS - 10.0%
FURNITURE - 6.2%
Furniture Brands International, Inc. (a)  50,300 $ 741,925
Leggett & Platt, Inc.   34,300  1,230,513
  1,972,438
FURNITURE STORES - 3.8%
Heilig-Meyers Co.   85,000  1,200,625
TOTAL HOME FURNISHINGS   3,173,063
INDUSTRIAL MACHINERY & EQUIPMENT - 9.7%
ACCESS & MEASURING CUTTING TOOLS - 3.0%
Stanley Works  25,000  956,250
FARM MACHINERY & EQUIPMENT - 3.9%
Case Corp.   23,400  1,213,875
LAWN, GARDEN TRACTORS, EQUIPMENT - 1.5%
Toro Co.   13,400  463,975
SPECIAL INDUSTRIAL MACHINERY - 1.3%
Singer Co.   25,000  421,875
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   3,055,975
IRON & STEEL - 3.1%
METAL FORGINGS & STAMPINGS - 3.1%
TriMas Corp.   40,000  975,000
LEISURE DURABLES & TOYS - 3.5%
MOTOR HOMES - 2.6%
Coachmen Industries, Inc.   40,000  810,000
TRAVEL TRAILERS AND CAMPERS - 0.9%
Champion Enterprises, Inc. (a)  15,000  290,625
TOTAL LEISURE DURABLES & TOYS   1,100,625
PAPER & FOREST PRODUCTS - 2.1%
LUMBER & WOOD - 2.1%
Fibreboard Corp. (a)  20,000  667,500
REAL ESTATE - 0.7%
REAL ESTATE, GENERAL - 0.7%
Price Enterprises, Inc.   12,000  213,000
REAL ESTATE INVESTMENT TRUSTS - 0.0%
Golf Trust of America, Inc.   500  12,125
RETAIL & WHOLESALE, MISCELLANEOUS - 13.2%
BUILDING MATERIALS - RETAIL - 2.6%
Home Depot, Inc. (The)  15,000  817,500
LUMBER & BUILDING MATERIALS - RETAIL - 10.6%
Lowe's Companies, Inc.   91,800  3,350,700
TOTAL RETAIL & WHOLESALE, MISCELLANEOUS   4,168,200
TEXTILES & APPAREL - 4.8%
TEXTILE MILL PRODUCTS - 4.8%
Westpoint Stevens, Inc. Class A (a)  44,400  1,531,800
TOTAL COMMON STOCKS
 (Cost $27,040,798)   27,950,706
CASH EQUIVALENTS - 11.6%
 SHARES VALUE (NOTE 1)
Taxable Central Cash Fund (b)
 (Cost $3,658,424)  3,658,424 $ 3,658,424
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $30,699,222)  $ 31,609,130
LEGEND
1. Non-income producing
2. At period end, the seven-day yield on the Taxable Central Cash Fund was 5.31%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $153,685,201 and $170,804,470, respectively (see Note 3 of Notes to Financial Statements).
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $63,646 for the period (see
Note 4 of Notes to Financial Statements).
At the period end, the value of securities loaned and the value of collateral amounted to $975,000 and $1,000,000, respectively (see Note 6 of Notes to Financial Statements).
INCOME TAX INFORMATION
At February 28, 1997, the aggregate cost of investment securities for income tax purposes was $31,190,794. Net unrealized appreciation aggregated $418,336, of which $2,118,542 related to appreciated investment securities and $1,700,206 related to depreciated investment securities.
The fund hereby designates approximately $5,543,000 as a capital gain dividend for the purpose of the dividend paid deduction.
A total of 48% of the dividends distributed during the fiscal year qualifies for the dividends-received deduction for corporate shareholders (unaudited).
The fund will notify shareholders in January 1998 of the applicable percentage for use in preparing 1997 income tax returns.
CONSTRUCTION AND HOUSING PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
 FEBRUARY 28, 1997


ASSETS

Investment in securities, at value                                                                                   $ 31,609,130
(cost $30,699,222) - See accompanying schedule

Receivable for investments sold                                                                                       1,285,853

Receivable for fund shares sold                                                                                       446,109

Dividends receivable                                                                                                  16,596

Interest receivable                                                                                                   9,786

Redemption fees receivable                                                                                            114

 TOTAL ASSETS                                                                                                         33,367,588

LIABILITIES

Payable for investments purchased                                                                      $ 1,448,771

Payable for fund shares redeemed                                                                        270,536

Accrued management fee                                                                                  18,159

Other payables and accrued expenses                                                                     49,496

Collateral on securities loaned,                                                                        1,000,000
at value

 TOTAL LIABILITIES                                                                                                    2,786,962

NET ASSETS                                                                                                           $ 30,580,626

Net Assets consist of:

Paid in capital                                                                                                      $ 20,910,223

Undistributed net investment income                                                                                   68,372

Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions                   8,692,123

Net unrealized appreciation (depreciation) on investments                                                             909,908

NET ASSETS, for 1,390,131                                                                                            $ 30,580,626
shares outstanding

NET ASSET VALUE and redemption price per share ($30,580,626 (divided by) 1,390,131 shares)                            $22.00

Maximum offering price per share (100/97.00 of $22.00)                                                                $22.68


STATEMENT OF OPERATIONS
 YEAR ENDED FEBRUARY 28, 1997


INVESTMENT INCOME                                                                $ 688,635
Dividends

Interest (including income on securities loaned of $3,121)                        410,186

 TOTAL INCOME                                                                     1,098,821

EXPENSES

Management fee                                                     $ 408,988

Transfer agent fees                                                 397,614

Accounting and security lending fees                                76,770

Non-interested trustees' compensation                               322

Custodian fees and expenses                                         13,190

Registration fees                                                   27,787

Audit                                                               29,699

Legal                                                               342

Miscellaneous                                                       3,000

 Total expenses before reductions                                   957,712

 Expense reductions                                                 (40,138       917,574
                                                                   )

NET INVESTMENT INCOME                                                             181,247

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                              10,159,029

 Foreign currency transactions                                      (55           10,158,974
                                                                   )

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                              (2,418,312
                                                                   )

 Assets and liabilities in                                          (1            (2,418,313
 foreign currencies                                                )             )

NET GAIN (LOSS)                                                                   7,740,661

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                  $ 7,921,908

OTHER INFORMATION                                                                $ 174,919
Sales charges paid to FDC

 Deferred sales charges withheld                                                 $ 1,261
 by FDC

 Exchange fees withheld by FSC                                                   $ 75,683

 Expense reductions                                                              $ 39,950
 Directed brokerage arrangements

  Custodian interest credits                                                      188

                                                                                 $ 40,138


STATEMENT OF CHANGES IN NET ASSETS
INCREASE         YEAR ENDED     YEAR ENDED
(DECREASE) IN    FEBRUARY 28,   FEBRUARY 29,
NET ASSETS       1997           1996

Operations          $ 181,247       $ 166,036
Net
investment
income

 Net realized        10,158,974      4,719,847
gain (loss)

 Change in           (2,418,313      2,880,267
net                 )
unrealized
appreciation
(depreciation
)

 NET INCREASE        7,921,908       7,766,150
(DECREASE)
IN NET
ASSETS
RESULTING
FROM
OPERATIONS

Distributions to     (112,820        (162,155
shareholders        )               )
From net
investment
income

 From net            (3,093,992      (1,876,368
realized gain       )               )

 TOTAL               (3,206,812      (2,038,523
DISTRIBUTION        )               )
S

Share                137,278,007     90,250,248
transactions
Net proceeds
from sales of
shares

 Reinvestmen         3,185,271       2,017,008
t of
distributions

 Cost of             (157,413,712    (72,254,026
shares              )               )
redeemed

 Paid in             147,951         64,179
capital
portion of
redemption
fees

 NET INCREASE        (16,802,483     20,077,409
(DECREASE)          )
IN NET
ASSETS
RESULTING
FROM SHARE
TRANSACTIO
NS

  TOTAL              (12,087,387     25,805,036
INCREASE            )
(DECREASE)
IN NET ASSETS


NET ASSETS

 Beginning of        42,668,013      16,862,977
period

 End of period      $ 30,580,626    $ 42,668,013
(including
undistribute
d net
investment
income of
$68,372
and
$1,803,
respectivel
y)

OTHER
INFORMATION
Shares

 Sold                6,539,196       4,943,241

 Issued in           160,947         103,809
reinvestment
of
distributions

 Redeemed            (7,491,813      (3,869,788
                    )               )

 Net increase        (791,670)       1,177,262
(decrease)


SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

             YEAR ENDED     YEAR ENDED     YEARS ENDED FEBRUARY 28,          TEN MONTHS
             FEBRUARY 28,   FEBRUARY 29,                                     ENDED
                                                                             FEBRUARY 28,

SELECTED     1997           1996           1995                       1994   1993
PER-SHARE
DATA D


Net asset        $ 19.56    $ 16.79    $ 19.82     $ 15.74    $ 13.84
value,
beginning of
period

Income from
Investment
Operations

 Net              .06        .07        (.02)       .01        .02
investment
income (loss)

 Net realized     3.38       3.55       (2.50)      4.26       1.87
and
unrealized
gain (loss)

 Total from       3.44       3.62       (2.52)      4.27       1.89
investment
operations



Less
Distributions

 From net         (.02)      (.07)      -           -          -
investment
income

 From net         (1.03)     (.81)      (.52)       (.22)      (.01)
realized gain

 Total            (1.05)     (.88)      (.52)       (.22)      (.01)
distributions

Redemption        .05        .03        .01         .03        .02
fees added to
paid in
capital

Net asset        $ 22.00    $ 19.56    $ 16.79     $ 19.82    $ 15.74
value, end of
period

TOTAL             18.64%     21.77%     (12.54)%    27.45%     13.81%
RETURN B, C

RATIOS AND
SUPPLEMENT
AL DATA

Net assets,      $ 30,581   $ 42,668   $ 16,863    $ 80,999   $ 31,111
end of period
(000 omitted)

Ratio of          1.41%      1.43%      1.76%       1.67%      2.02% A
expenses to
average net
assets

Ratio of          1.35% E    1.40% E    1.74% E     1.66% E    2.02% A
expenses to
average net
assets after
expense
reductions

Ratio of net      .27%       .39%       (.11)%      .03%       .20% A
investment
income (loss)
to average
net assets

Portfolio         270%       139%       45%         35%        60% A
turnover rate

Average          $ .0410
commission
rate F


A ANNUALIZED B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT
BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 8 OF NOTES TO FINANCIAL
STATEMENTS). C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR
PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. D NET INVESTMENT INCOME (LOSS)
PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE
PERIOD. E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES
WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 8 OF NOTES TO
FINANCIAL STATEMENTS). F FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A
FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES
ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND
FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE
TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.


DEFENSE AND AEROSPACE PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value), but does not include certain fees paid by shareholders upon exchange or redemption. If Fidelity had not reimbursed certain fund expenses, the past five year and past 10 year total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED                   PAST 1   PAST 5    PAST 10
FEBRUARY 28, 1997               YEAR     YEARS     YEARS

DEFENSE AND AEROSPACE           15.87%   137.19%   119.24%

DEFENSE AND AEROSPACE           12.39%   130.08%   112.67%
(INCL. 3% SALES CHARGE)

S&P 500                         26.16%   118.75%   276.74%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one, five, or 10 years. You can compare the fund's returns to the performance of the S&P 500 - a widely recognized, unmanaged index of common stocks. This benchmark reflects reinvestment of dividends and capital gains, if any, and excludes the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED             PAST 1   PAST 5   PAST 10
FEBRUARY 28, 1997         YEAR     YEARS    YEARS

DEFENSE AND AEROSPACE     15.87%   18.86%   8.17%

DEFENSE AND AEROSPACE     12.39%   18.13%   7.84%
(INCL. 3% SALES CHARGE)

S&P 500                   26.16%   16.94%   14.16%

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

UNDERSTANDING PERFORMANCE
How a fund did yesterday is no guarantee of
how it will do tomorrow. The stock market, for
example, has a history of growth in the long run
and volatility in the short run. Unlike the broader
market, however, some sectors may not have
a history of growth in the long run. And, as
with all stock funds, the share price and return
of
a fund that invests in a sector will vary. That
means if you sell your shares during a sector
downturn, you might lose money. But if you
can identify a sector that is about to
experience rapid growth you may have the
potential for above-average gains.
(checkmark)
$10,000 OVER 10 YEARS
 1987/02/28       9700.00                    10000.00
  1987/03/31       9518.48                    10289.00
  1987/04/30       9104.39                    10197.43
  1987/05/31       8979.59                    10286.15
  1987/06/30       8894.50                    10805.60
  1987/07/31       9132.75                    11353.44
  1987/08/31       9036.32                    11776.92
  1987/09/30       8854.80                    11519.01
  1987/10/31       6597.13                     9037.81
  1987/11/30       6256.78                     8293.10
  1987/12/31       6443.37                     8924.20
  1988/01/31       6857.92                     9299.91
  1988/02/29       7266.56                     9733.29
  1988/03/31       7248.79                     9432.53
  1988/04/30       7201.41                     9537.23
  1988/05/31       6928.99                     9620.20
  1988/06/30       7213.26                    10061.77
  1988/07/31       7071.12                    10023.54
  1988/08/31       6899.38                     9682.74
  1988/09/30       7106.66                    10095.22
  1988/10/31       7094.81                    10375.87
  1988/11/30       6780.93                    10227.49
  1988/12/31       6721.71                    10406.47
  1989/01/31       6988.21                    11168.23
  1989/02/28       6958.60                    10890.14
  1989/03/31       7100.73                    11143.88
  1989/04/30       7355.39                    11722.25
  1989/05/31       7485.68                    12197.00
  1989/06/30       7396.85                    12127.48
  1989/07/31       7876.54                    13222.59
  1989/08/31       8077.90                    13481.75
  1989/09/30       7929.84                    13426.47
  1989/10/31       7479.76                    13114.98
  1989/11/30       7195.49                    13382.52
  1989/12/31       7313.93                    13703.71
  1990/01/31       6899.38                    12784.19
  1990/02/28       6923.07                    12949.10
  1990/03/31       7349.47                    13292.25
  1990/04/30       7047.43                    12959.95
  1990/05/31       7568.59                    14223.54
  1990/06/30       7574.03                    14126.82
  1990/07/31       7270.12                    14081.62
  1990/08/31       6632.49                    12808.64
  1990/09/30       6417.96                    12184.86
  1990/10/31       6334.54                    12132.46
  1990/11/30       6674.21                    12916.22
  1990/12/31       6978.66                    13276.58
  1991/01/31       7594.60                    13855.44
  1991/02/28       7744.10                    14846.11
  1991/03/31       8342.10                    15205.38
  1991/04/30       8204.56                    15241.87
  1991/05/31       8587.28                    15900.32
  1991/06/30       8155.23                    15172.09
  1991/07/31       8509.54                    15879.11
  1991/08/31       8419.46                    16255.44
  1991/09/30       8221.29                    15983.98
  1991/10/31       8617.64                    16198.16
  1991/11/30       8227.29                    15545.38
  1991/12/31       8857.85                    17323.77
  1992/01/31       8827.83                    17001.55
  1992/02/29       8965.95                    17222.57
  1992/03/31       8785.79                    16886.73
  1992/04/30       8629.65                    17383.20
  1992/05/31       8197.27                    17468.37
  1992/06/30       7812.93                    17208.09
  1992/07/31       8113.19                    17911.90
  1992/08/31       7957.05                    17544.71
  1992/09/30       8071.16                    17751.74
  1992/10/31       8137.21                    17813.87
  1992/11/30       8419.46                    18421.32
  1992/12/31       8857.85                    18647.90
  1993/01/31       9122.09                    18804.55
  1993/02/28       9056.03                    19060.29
  1993/03/31       9536.46                    19462.46
  1993/04/30       9566.48                    18991.47
  1993/05/31       9860.74                    19500.44
  1993/06/30      10275.11                    19556.99
  1993/07/31      10695.48                    19478.76
  1993/08/31      10677.47                    20217.01
  1993/09/30      10953.71                    20061.34
  1993/10/31      11392.10                    20476.61
  1993/11/30      11055.80                    20282.08
  1993/12/31      11414.04                    20527.49
  1994/01/31      11957.56                    21225.43
  1994/02/28      11957.56                    20650.22
  1994/03/31      11476.51                    19749.87
  1994/04/30      11538.80                    20002.67
  1994/05/31      11576.84                    20330.71
  1994/06/30      11285.20                    19832.61
  1994/07/31      11450.04                    20483.12
  1994/08/31      11963.58                    21322.93
  1994/09/30      11361.28                    20800.52
  1994/10/31      11640.24                    21268.53
  1994/11/30      11183.76                    20493.93
  1994/12/31      11614.88                    20797.85
  1995/01/31      11608.54                    21337.14
  1995/02/28      12451.76                    22168.65
  1995/03/31      12984.32                    22822.85
  1995/04/30      13700.74                    23494.98
  1995/05/31      14543.96                    24434.07
  1995/06/30      15082.86                    25001.68
  1995/07/31      15913.40                    25830.73
  1995/08/31      15907.06                    25895.57
  1995/09/30      16350.86                    26988.36
  1995/10/31      15754.90                    26892.01
  1995/11/30      16889.76                    28072.57
  1995/12/31      17115.26                    28613.25
  1996/01/31      17421.50                    29587.24
  1996/02/29      18353.82                    29861.52
  1996/03/31      18775.75                    30149.08
  1996/04/30      19680.37                    30593.48
  1996/05/31      20416.28                    31382.49
  1996/06/30      19932.68                    31502.05
  1996/07/31      18587.02                    30110.29
  1996/08/31      19568.23                    30745.32
  1996/09/30      20528.42                    32475.67
  1996/10/31      20170.98                    33371.34
  1996/11/30      21271.34                    35893.88
  1996/12/31      21398.81                    35182.83
  1997/01/31      20935.86                    37381.05
  1997/02/28      21266.54                    37674.12
Let's say hypothetically that $10,000 was invested in Fidelity Select Defense and Aerospace Portfolio on February 28, 1987, and the current maximum 3% sales charge was paid. As the chart shows, by February 28, 1997, the value of the investment would have grown to $21,267 - a 112.67% increase on the initial investment. For comparison, look at how the S&P 500 did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $37,674 - a 276.74% increase.
INVESTMENT SUMMARY
TOP TEN STOCKS AS OF FEBRUARY 28, 1997
                                            % OF FUND'S
                                            INVESTMENTS

APT Satellite Holdings Ltd. sponsored ADR   12.2

Boeing Co.                                  9.1

McDonnell Douglas Corp.                     8.1

Northrop Grumman Corp.                      5.7

Sundstrand Corp.                            5.1

General Dynamics Corp.                      4.9

United Technologies Corp.                   4.2

Continental Airlines, Inc.                  3.7

Lockheed Martin Corp.                       3.6

Gulfstream Aerospace Corp.                  3.3

TOP INDUSTRIES AS OF FEBRUARY 28, 1997
Row: 1, Col: 1, Value: 18.2
Row: 1, Col: 2, Value: 6.6
Row: 1, Col: 3, Value: 6.8
Row: 1, Col: 4, Value: 12.2
Row: 1, Col: 5, Value: 12.2
Row: 1, Col: 6, Value: 44.0
Aerospace & Defense 44.0%
Air Transportation 12.2%
Broadcasting 12.2%
Ship Building & Repair 6.8%
Conglomerates 6.6%
All Others 18.2% *
* INCLUDES SHORT-TERM INVESTMENTS
% OF FUND'S INVESTMENTS
DEFENSE AND AEROSPACE PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW



NOTE TO SHAREHOLDERS: Kevin Richardson became Portfolio Manager of Fidelity Select Defense and Aerospace Portfolio on January 7, 1997.
Q. HOW DID THE FUND PERFORM, KEVIN?
A. Not as well as I would have liked. For the 12 months that ended February 28, 1997, the fund had a return of 15.87%. The Standard & Poor's 500 Index had a return of 26.16% over the same time frame.
Q. WERE THERE ANY INDUSTRY-WIDE FACTORS THAT AFFECTED PERFORMANCE?
A. Consolidation - namely merger and acquisition activity - was a positive theme throughout much of the period. Earnings growth and valuation trends within the industry were positively influenced by this consolidation. However, with the recent Boeing/McDonnell Douglas merger, there are no more major acquisition opportunities out there. Now that the consolidation game has concluded in the defense sector, the dust is settling and investors are trying to figure out what they own. Aside from the consolidation issue, defense stocks as a group performed quite poorly.
Q. WILL CONSOLIDATION WITHIN THE ENTIRE INDUSTRY COME TO A SCREECHING HALT?
A. Not at all. I think the next consolidation wave we'll see will occur among the boat-building stocks. As currently constituted, this industry has far too many shipyards, and layoffs are happening everywhere. The government has said it will endorse shipyard mergers, so the stage has been set.
Q. HOW DID COMMERCIAL AEROSPACE STOCKS PERFORM?
A. Aerospace stocks were one of the few bright spots. Some of the companies I owned - including United Technologies and Sundstrand - benefited from the increased demand for aircraft building.
Q. THE FUND'S POSITION IN SATELLITE STOCKS ROSE DURING THE PERIOD. WHAT WAS THE STORY THERE?
A. The increase in satellite stocks reflects my belief that satellite systems are poised for growth. One of the fund's positions - APT Satellite Holdings - has two satellites operating over China right now, and it's scheduled to announce a third one in July. Valuations are extremely favorable, and I think you may see satellites make the Internet hype look small in coming years.
Q. IN TERMS OF PORTFOLIO COMPOSITION, DID YOU MAKE ANY SIGNIFICANT CHANGES AFTER YOU TOOK OVER THE FUND?
A. My primary imprint on the portfolio has come in the form of reducing the amount of stocks it owns and adding to existing positions. When I began managing the fund, there were approximately 95 different stocks staring at me from my computer screen. I've since pared that number back and have made bigger investments in some of my top holdings. Tracking 100 names can be cumbersome; if I do my due diligence on the companies I own, I'm confident in my abilities to find the winners.
Q. WHICH INDIVIDUAL STOCKS PERFORMED WELL? WHERE DID THE DISAPPOINTMENTS
LIE?
A. Boeing, APT Satellite and Sundstrand all registered strong performances, while defense stocks such as Lockheed and Northrop Grumman went through a prolonged slump, but rebounded somewhat toward the end of the period. On a side note, a niche stock that was interesting was Jamco, a company that makes every toilet installed on Boeing jets.
Q. WHAT'S YOUR OUTLOOK?
A. I think we're in for more of the same. Airline stocks have recently shown signs of life, so I'll keep an eye on potential opportunities in that area. I may be a bit early with my satellite hunch, but I'll most likely increase my positions there because I want to be well-positioned should that hunch pay off. I'll also try to continue reducing the number of names in the portfolio. I'd like to get down to exactly 30.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND FACTS
START DATE: May 8, 1984
FUND NUMBER: 067
TRADING SYMBOL: FSDAX
SIZE: as of February 28, 1997, more than $68 million
MANAGER: Kevin Richardson, since January
1997; manager, Fidelity Select Air
Transportation Portfolio, since 1996; equity analyst, computer services, health care information systems and specialty finance industries, since 1994; joined Fidelity in 1994
(checkmark)
DEFENSE & AEROSPACE PORTFOLIO
INVESTMENTS FEBRUARY 28, 1997

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 95.8%
 SHARES VALUE (NOTE 1)
AEROSPACE & DEFENSE - 44.0%
AIRCRAFT - 29.7%
Boeing Co.   61,900 $ 6,298,320
Gulfstream Aerospace Corp. (a)  105,100  2,285,925
Lockheed Martin Corp.   28,100  2,486,850
McDonnell Douglas Corp.   88,400  5,613,400
Northrop Grumman Corp.   54,200  3,936,275
  20,620,770
AIRCRAFT & PARTS - 7.9%
Precision Castparts Corp.   20,000  980,000
Rohr Industries, Inc. (a)  34,100  618,063
Sundstrand Corp.   81,500  3,555,438
Wyman-Gordon Co. (a)  20,000  357,500
  5,511,001
AIRCRAFT EQUIPMENT - 2.9%
Aviall, Inc. (a)  20,000  222,500
BE Aerospace, Inc. (a)  11,900  288,575
Jamco Corp.   110,000  1,235,184
Moog, Inc. Class A  9,900  235,125
  1,981,384
MISSILES & SPACE VEHICLES - 2.2%
Orbital Sciences Corp. (a)  50,000  862,500
Thiokol Corp.   12,000  669,000
  1,531,500
ORDNANCE - 1.3%
Alliant Techsystems, Inc. (a)  20,400  889,950
TOTAL AEROSPACE & DEFENSE   30,534,605
AIR TRANSPORTATION - 12.2%
AIR TRANSPORT, MAJOR NATIONAL - 9.0%
Alaska Air Group, Inc.   14,000  332,500
America West Holding Corp. Class B (a)  108,000  1,498,500
Continental Airlines, Inc. (a)  89,700  2,567,663
Northwest Airlines Corp. Class A (a)  53,000  1,874,875
  6,273,538
AIR TRANSPORTATION, REGIONAL - 3.2%
Comair Holdings, Inc.   107,500  2,217,188
TOTAL AIR TRANSPORTATION   8,490,726
AUTOS, TIRES, & ACCESSORIES - 0.9%
AUTO DEALERS - RETAIL - 0.8%
Aviation Sales Co. (a)  21,700  545,213
INDUSTRIAL TRUCKS - 0.1%
ESCO Electronics Corp. (trust receipt)  10,000  116,250
TOTAL AUTOS, TIRES, & ACCESSORIES   661,463
BROADCASTING - 12.2%
COMMUNICATIONS SERVICES - 12.2%
APT Satellite Holdings Ltd.
 sponsored ADR  603,700  8,451,800
CHEMICALS & PLASTICS - 1.0%
INDUSTRIAL & ORGANIC CHEMICALS - 1.0%
Primex Technologies, Inc.   37,500  693,750
COMPUTER SERVICES & SOFTWARE - 1.3%
CAD/CAM/CAE - 1.3%
Firearms Training Systems, Inc. Class A  60,000  877,500

 SHARES VALUE (NOTE 1)
CONGLOMERATES - 6.6%
Harris Corp.   23,000 $ 1,696,250
United Technologies Corp.   38,500  2,897,125
  4,593,375
DEFENSE ELECTRONICS - 6.2%
Doncasters PLC sponsored ADR  8,300  164,963
Litton Industries, Inc. (a)  52,500  2,257,500
Raytheon Co.   30,500  1,437,313
Tracor, Inc. (a)  17,500  417,813
  4,277,589
ELECTRICAL EQUIPMENT - 0.9%
TV & RADIO COMMUNICATION EQUIPMENT - 0.9%
Loral Space & Communications Ltd.   40,000  645,000
ELECTRONICS - 2.6%
ELECTRONIC PARTS - WHOLESALE - 2.2%
Airport Systems International, Inc. (a)(b)  223,100  1,310,713
Zero Corp.   8,000  176,000
  1,486,713
ELECTRONICS & ELECTRONIC COMPONENTS - 0.4%
Esterline Technologies Corp. (a)  12,000  303,000
TOTAL ELECTRONICS   1,789,713
RAILROADS - 1.1%
RAILROAD EQUIPMENT - 1.1%
Bombardier, Inc. Class B  40,000  767,460
SHIP BUILDING & REPAIR - 6.8%
SHIP BUILDERS - 6.6%
Avondale Industries, Inc. (a)  56,800  1,171,500
General Dynamics Corp.   50,200  3,375,950
  4,547,450
SHIP BUILDING & REPAIRING - 0.2%
Newport News Shipbuilding, Inc.   9,900  153,450
TOTAL SHIP BUILDING & REPAIR   4,700,900
TOTAL COMMON STOCKS
 (Cost $64,897,985)   66,483,881
CASH EQUIVALENTS - 4.2%
 MATURITY
 AMOUNT
Investments in repurchase agreements
 (U.S. Treasury obligations) in a joint
 trading account at 5.37%, dated
 2/28/97 due 3/3/97  $ 2,939,315  2,938,000
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $67,835,985)  $ 69,421,881
LEGEND
1. Non-income producing
2. An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:

 PURCHASE SALES DIVIDEND VALUE
AFFILIATE COST COST INCOME
Airport Systems
International, Inc.  $ 6,050 $ - $ - $ 1,310,713
TOTALS  $ 6,050 $ - $ - $ 1,310,713
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $130,082,549 and $92,130,148, respectively (see Note 3 of Notes to Financial Statements).
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $24,182 for the period (see
Note 4 of Notes to Financial Statements).
INCOME TAX INFORMATION
At February 28, 1997, the aggregate cost of investment securities for income tax purposes was $67,919,764. Net unrealized appreciation aggregated $1,502,117, of which $3,693,313 related to appreciated investment securities and $2,191,196 related to depreciated investment securities.
The fund hereby designates approximately $674,000 as a capital gain dividend for the purpose of the dividend paid deduction.
A total of 16% of the dividends distributed during the fiscal year qualifies for the dividends-received deduction for corporate shareholders (unaudited).
The fund will notify shareholders in January 1998 of the applicable percentage for use in preparing 1997 income tax returns.
DEFENSE AND AEROSPACE PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
 FEBRUARY 28, 1997


ASSETS

Investment in securities, at                                                                                         $ 69,421,881
value (including repurchase agreements of $2,938,000)
(cost $67,835,985) - See accompanying schedule

Cash                                                                                                                  576

Receivable for investments sold                                                                                       2,346,657

Receivable for fund shares sold                                                                                       70,511

Dividends receivable                                                                                                  81,968

Redemption fees receivable                                                                                            163

 TOTAL ASSETS                                                                                                         71,921,756

LIABILITIES

Payable for investments purchased                                                                      $ 2,432,492

Payable for fund shares redeemed                                                                        565,644

Accrued management fee                                                                                  35,834

Other payables and accrued expenses                                                                     85,246

 TOTAL LIABILITIES                                                                                                    3,119,216

NET ASSETS                                                                                                           $ 68,802,540

Net Assets consist of:

Paid in capital                                                                                                      $ 64,480,380

Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions                   2,736,264

Net unrealized appreciation (depreciation) on investments                                                             1,585,896

NET ASSETS, for 2,377,401                                                                                            $ 68,802,540
shares outstanding

NET ASSET VALUE and redemption price per share ($68,802,540 (divided by) 2,377,401 shares)                            $28.94

Maximum offering price per share (100/97.00 of $28.94)                                                                $29.84


STATEMENT OF OPERATIONS
 YEAR ENDED FEBRUARY 28, 1997


INVESTMENT INCOME                                                                             $ 511,376
Dividends

Interest                                                                                       114,569

 TOTAL INCOME                                                                                  625,945

EXPENSES

Management fee                                                                   $ 268,010

Transfer agent fees                                                               386,697

Accounting fees and expenses                                                      61,443

Non-interested trustees' compensation                                             226

Custodian fees and expenses                                                       20,070

Registration fees                                                                 45,791

Audit                                                                             29,206

Legal                                                                             235

Miscellaneous                                                                     937

 Total expenses before reductions                                                 812,615

 Expense reductions                                                               (13,368      799,247
                                                                                 )

NET INVESTMENT INCOME (LOSS)                                                                   (173,302
                                                                                              )

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                                            4,765,146

 Foreign currency transactions                                                    15           4,765,161

Change in net unrealized appreciation (depreciation) on investment securities                  (539,108
                                                                                              )

NET GAIN (LOSS)                                                                                4,226,053

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                               $ 4,052,751

OTHER INFORMATION                                                                             $ 292,571
Sales charges paid to FDC

 Deferred sales charges withheld                                                              $ 1,408
 by FDC

 Exchange fees withheld by FSC                                                                $ 35,265

 Expense reductions                                                                           $ 12,553
 Directed brokerage arrangements

  Transfer agent interest credits                                                              815

                                                                                              $ 13,368


STATEMENT OF CHANGES IN NET ASSETS
INCREASE         YEAR ENDED     YEAR ENDED
(DECREASE) IN    FEBRUARY 28,   FEBRUARY 29,
NET ASSETS       1997           1996

Operations          $ (173,302     $ (42,041
Net                 )              )
investment
income (loss)

 Net realized        4,765,161      6,184,658
gain (loss)

 Change in           (539,108       1,844,428
net                 )
unrealized
appreciation
(depreciation
)

 NET INCREASE        4,052,751      7,987,045
(DECREASE)
IN NET
ASSETS
RESULTING
FROM
OPERATIONS

Distributions to     (2,799,166     (1,652,319
shareholders        )              )
from net
realized
gains

Share                127,346,343    82,853,410
transactions
Net proceeds
from sales of
shares

 Reinvestmen         2,752,265      1,633,401
t of
distributions

 Cost of             (89,310,784    (69,255,038
shares              )              )
redeemed

 Paid in             112,916        97,064
capital
portion of
redemption
fees

 NET INCREASE        40,900,740     15,328,837
(DECREASE)
IN NET
ASSETS
RESULTING
FROM SHARE
TRANSACTIO
NS

  TOTAL              42,154,325     21,663,563
INCREASE
(DECREASE)
IN NET ASSETS


NET ASSETS

 Beginning of        26,648,215     4,984,652
period

 End of period      $ 68,802,540   $ 26,648,215

OTHER
INFORMATION
Shares

 Sold                4,464,416      3,489,764

 Issued in           99,462         65,863
reinvestment
of
distributions

 Redeemed            (3,174,693     (2,821,248
                    )              )

 Net increase        1,389,185      734,379
(decrease)


SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

             YEAR ENDED     YEAR ENDED     YEARS ENDED FEBRUARY 28,          TEN MONTHS
             FEBRUARY 28,   FEBRUARY 29,                                     ENDED
                                                                             FEBRUARY 28,

SELECTED     1997           1996           1995                       1994   1993
PER-SHARE
DATA D


Net asset        $ 26.97    $ 19.64    $ 19.14    $ 15.08    $ 14.37
value,
beginning of
period

Income from
Investment
Operations

 Net              (.11)      (.05)      (.06)      .07        (.02)
investment
income (loss)

 Net realized     4.18       9.09       .70        4.57       .69
and
unrealized
gain (loss)

 Total from       4.07       9.04       .64        4.64       .67
investment
operations



Less
Distributions

 From net         -          -          -          (.10)      -
investment
income

 From net         (2.17)     (1.82)     (.27)      (.62)      -
realized gain

 Total            (2.17)     (1.82)     (.27)      (.72)      -
distributions

Redemption        .07        .11        .13        .14        .04
fees added to
paid in
capital

Net asset        $ 28.94    $ 26.97    $ 19.64    $ 19.14    $ 15.08
value, end of
period

TOTAL             15.87%     47.40%     4.13%      32.04%     4.94%
RETURN B, C

RATIOS AND
SUPPLEMENT
AL DATA

Net assets,      $ 68,803   $ 26,648   $ 4,985    $ 11,136   $ 1,463
end of period
(000 omitted)

Ratio of          1.84%      1.77% G    2.49% G    2.53% G    2.48% A,
expenses to                                                   G
average net
assets

Ratio of          1.81% E    1.75% E    2.49%      2.53%      2.48% A
expenses to
average net
assets after
expense
reductions

Ratio of net      (.39)%     (.20)%     (.32)%     .40%       (.14)%
investment                                                   A
income (loss)
to average
net assets

Portfolio         219%       267%       146%       324%       87% A
turnover rate

Average          $ .0335
commission
rate F


A ANNUALIZED B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT
BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 8 OF NOTES TO FINANCIAL
STATEMENTS). C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR
PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. D NET INVESTMENT INCOME (LOSS)
PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE
PERIOD. E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES
WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 8 OF NOTES TO
FINANCIAL STATEMENTS). F FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A
FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES
ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND
FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE
TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER. G DURING THE PERIOD,
FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES, OR EXPENSES WERE LIMITED
IN ACCORDANCE WITH A STATE EXPENSE LIMITATION. WITHOUT THIS REIMBURSEMENT, THE FUND'S
EXPENSE RATIO WOULD HAVE BEEN HIGHER.


ENVIRONMENTAL SERVICES PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value), but does not include certain fees paid by shareholders upon exchange or redemption.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED                   PAST 1   PAST 5    LIFE OF
FEBRUARY 28, 1997               YEAR     YEARS     FUND

ENVIRONMENTAL SERVICES          16.93%   21.65%    64.87%

ENVIRONMENTAL SERVICES          13.42%   18.00%    59.92%
(INCL. 3% SALES CHARGE)

S&P 500                         26.16%   118.75%   203.23%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or since the fund started on June 29, 1989. You can compare the fund's returns to the performance of the S&P 500 - a widely recognized, unmanaged index of common stocks. This benchmark reflects reinvestment of dividends and capital gains, if any, and excludes the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED             PAST 1   PAST 5   LIFE OF
FEBRUARY 28, 1997         YEAR     YEARS    FUND

ENVIRONMENTAL SERVICES    16.93%   4.00%    6.73%

ENVIRONMENTAL SERVICES    13.42%   3.37%    6.31%
(INCL. 3% SALES CHARGE)

S&P 500                   26.16%   16.94%   15.55%

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

UNDERSTANDING PERFORMANCE
How a fund did yesterday is no guarantee of
how it will do tomorrow. The stock market, for
example, has a history of growth in the long run
and volatility in the short run. Unlike the broader
market, however, some sectors may not have
a history of growth in the long run. And, as
with all stock funds, the share price and
return of a fund that invests in a sector will
vary. That means if you sell your shares
during a sector downturn, you might lose
money. But if you can identify a sector that is
about to experience rapid growth you may
have the potential for above-average gains.
(checkmark)
$10,000 OVER LIFE OF FUND
 1989/06/29       9700.00                    10000.00
  1989/06/30       9573.90                     9761.13
  1989/07/31      10485.70                    10642.57
  1989/08/31      10621.50                    10851.16
  1989/09/30      11193.80                    10806.67
  1989/10/31      10941.60                    10555.96
  1989/11/30      11009.50                    10771.30
  1989/12/31      11368.64                    11029.81
  1990/01/31      10358.96                    10289.71
  1990/02/28      10562.83                    10422.44
  1990/03/31      11019.13                    10698.64
  1990/04/30      11077.38                    10431.17
  1990/05/31      12106.48                    11448.21
  1990/06/30      12485.11                    11370.37
  1990/07/31      12407.45                    11333.98
  1990/08/31      10863.80                    10309.39
  1990/09/30      10281.29                     9807.32
  1990/10/31      10135.66                     9765.15
  1990/11/30      10485.17                    10395.98
  1990/12/31      11087.09                    10686.03
  1991/01/31      12057.94                    11151.94
  1991/02/28      12611.32                    11949.30
  1991/03/31      12611.32                    12238.47
  1991/04/30      12572.49                    12267.85
  1991/05/31      12601.62                    12797.82
  1991/06/30      11650.18                    12211.68
  1991/07/31      12019.11                    12780.74
  1991/08/31      12232.69                    13083.64
  1991/09/30      11941.44                    12865.15
  1991/10/31      11494.85                    13037.54
  1991/11/30      10863.80                    12512.13
  1991/12/31      11936.55                    13943.51
  1992/01/31      13005.20                    13684.17
  1992/02/29      13146.34                    13862.06
  1992/03/31      11835.74                    13591.75
  1992/04/30      11482.88                    13991.35
  1992/05/31      11190.52                    14059.90
  1992/06/30      10592.18                    13850.41
  1992/07/31      10665.31                    14416.89
  1992/08/31      10445.94                    14121.35
  1992/09/30      10571.29                    14287.98
  1992/10/31      11072.70                    14337.99
  1992/11/30      11762.13                    14826.91
  1992/12/31      11772.58                    15009.28
  1993/01/31      12002.39                    15135.36
  1993/02/28      11866.59                    15341.20
  1993/03/31      11574.10                    15664.90
  1993/04/30      11333.85                    15285.81
  1993/05/31      11584.55                    15695.47
  1993/06/30      11438.31                    15740.99
  1993/07/31      10957.79                    15678.02
  1993/08/31      11542.77                    16272.22
  1993/09/30      11553.21                    16146.93
  1993/10/31      11877.04                    16481.17
  1993/11/30      11354.74                    16324.60
  1993/12/31      11699.45                    16522.12
  1994/01/31      12691.82                    17083.88
  1994/02/28      12462.01                    16620.90
  1994/03/31      11333.85                    15896.23
  1994/04/30      11521.87                    16099.70
  1994/05/31      11490.54                    16363.74
  1994/06/30      10801.10                    15962.83
  1994/07/31      11030.91                    16486.41
  1994/08/31      11417.41                    17162.35
  1994/09/30      11344.29                    16741.87
  1994/10/31      10957.79                    17118.56
  1994/11/30      10341.48                    16495.11
  1994/12/31      10581.74                    16739.73
  1995/01/31      10592.18                    17173.79
  1995/02/28      10727.98                    17843.05
  1995/03/31      11239.83                    18369.60
  1995/04/30      12044.17                    18910.59
  1995/05/31      12232.20                    19666.44
  1995/06/30      12733.60                    20123.29
  1995/07/31      13214.12                    20790.58
  1995/08/31      13402.14                    20842.77
  1995/09/30      13872.21                    21722.33
  1995/10/31      12890.29                    21644.78
  1995/11/30      13339.47                    22594.99
  1995/12/31      13346.83                    23030.17
  1996/01/31      13809.34                    23814.11
  1996/02/29      13677.20                    24034.87
  1996/03/31      14282.87                    24266.33
  1996/04/30      14757.09                    24624.01
  1996/05/31      15893.10                    25259.07
  1996/06/30      15606.34                    25355.30
  1996/07/31      13808.58                    24235.11
  1996/08/31      14679.89                    24746.22
  1996/09/30      15209.29                    26138.94
  1996/10/31      15054.88                    26859.85
  1996/11/30      15462.96                    28890.19
  1996/12/31      15429.87                    28317.87
  1997/01/31      16389.42                    30087.18
  1997/02/28      15992.36                    30323.06
Let's say hypothetically that $10,000 was invested in Fidelity Select Environmental Services Portfolio on June 29, 1989, when the fund started, and the current maximum 3% sales charge was paid. As the chart shows, by February 28, 1997, the value of the investment would have grown to $15,992
- a 59.92% increase on the initial investment. For comparison, look at how the S&P 500 did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $30,323 - a 203.23% increase.
INVESTMENT SUMMARY
TOP TEN STOCKS AS OF FEBRUARY 28, 1997
                                   % OF FUND'S
                                   INVESTMENTS

Browning-Ferris Industries, Inc.   6.4

WMX Technologies, Inc.             6.1

USA Waste Services, Inc.           5.4

United Waste Systems, Inc.         4.0

Ogden Corp.                        3.5

Safety Kleen Corp.                 3.3

Thermo Electron Corp.              3.2

Allied Waste Industries, Inc.      3.0

Harsco Corp.                       2.7

Wheelabrator Technologies, Inc.    2.6

TOP INDUSTRIES AS OF FEBRUARY 28, 1997
Refuse Systems 31.0%
Pollution Equipment &
Design 10.7%
Sanitary Services 10.4%
Medical Technology 3.3%
Service Industry
Machinery 3.3%
All Others 41.3% *
Row: 1, Col: 1, Value: 41.3
Row: 1, Col: 2, Value: 3.3
Row: 1, Col: 3, Value: 3.3
Row: 1, Col: 4, Value: 10.4
Row: 1, Col: 5, Value: 10.7
Row: 1, Col: 6, Value: 31.0
* INCLUDES SHORT-TERM INVESTMENTS
% OF FUND'S INVESTMENTS
ENVIRONMENTAL SERVICES PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW



Robert Ewing,
Portfolio Manager of
Fidelity Select Environmental Services Portfolio
Q. BOB, HOW DID THE FUND PERFORM?
A. For the 12 months that ended February 28, 1997, the fund had a total return of 16.93%. During the same 12-month period, the Standard & Poor's 500 Index returned 26.16%.
Q. WHAT WERE THE MAIN FACTORS THAT DROVE STOCK PERFORMANCE IN THE SECTOR?
A. The two large-capitalization solid waste companies - Browning-Ferris Industries and WMX Technologies, the fund's two largest holdings - struggled through the course of the year. Both companies reached a stage where they couldn't grow as rapidly as they had previously and were slow to adapt to new circumstances. More recently, both companies have started to divest themselves of underperforming assets and to raise prices, in an attempt to respond to the new slower growth phase of their business. Another negative factor that particularly affected Browning-Ferris was a drop in the price of recycled paper fiber.
Q. DOES THAT MEAN THAT ALL SOLID WASTE COMPANIES STRUGGLED?
A. Not at all. The mid-sized solid waste companies performed quite well, as they sought to acquire other companies' operations. As a matter of fact, two of the fund's best performers during the past six months, USA Waste Services and United Waste Systems, are mid-capitalization solid waste companies. The two of them followed different strategies to success. USA Waste has pursued an urban strategy, aiming to be the top or second player in urban marketplaces with fully integrated waste collection operations. The company has become the third largest solid waste firm in the U.S., establishing a national presence. United Waste, on the other hand, has focused more on small marketplaces in rural areas, trying to win a dominant market share and asking higher prices for its services.
Q. SOLID WASTE COMPANIES COMPRISE THE FUND'S LARGEST INDUSTRY WEIGHTING. WHAT OTHER THEMES DID YOU PURSUE?
A. I positioned the fund to take advantage of opportunities in the water industry. Water is becoming a more scarce commodity for both consumption and industrial applications. In fact, in the U.S. we use about 10 times more water each day for industrial use than for human consumption. I've invested the fund in water supply companies and firms that make mechanical separation technology and membranes for water clean-up, such as Ionics and Memtec. On the whole, water stocks have become expensive, so I've been selective in this area by remaining sensitive to the stocks' valuations.
Q. YOU MENTIONED SOME STOCKS THAT PERFORMED WELL FOR THE FUND. WHICH STOCKS PROVED TO BE DISAPPOINTMENTS?
A. Beyond the large-cap solid waste companies I talked about earlier, I'd mention two others. IMCO Recycling, an aluminum recycler, suffered when the price of aluminum fell. The commodity's price has since stabilized and moved up a bit, so the stock has recovered somewhat. Thermo Fibertek, a company that makes blades that shave the sides of paper when it is manufactured and placed on spindles, faltered when paper production rates went down. The company also is a paper recycler, and struggled when recycled paper demand and prices fell.
Q. WHAT ABOUT HAZARDOUS WASTE COLLECTION? IT APPEARS YOU'VE CONTINUED TO DE-EMPHASIZE THAT GROUP.
A. Yes, I've avoided those stocks because there is too much industry capacity to treat today's hazardous waste stream, which is diminishing over time largely because commercial enterprises have re-engineered their processes to produce less hazardous waste.
Q. WHAT'S YOUR OUTLOOK FOR 1997?
A. I believe it has the potential to be a watershed year for the group, especially the solid waste industry that has become the most important group in the sector. The major players such as WMX and Browning-Ferris should see higher rates of return as they divest underperforming assets, raise prices and improve their operations. On the other side of this equation, the mid-cap solid waste companies should benefit from integrating the acquisitions they've been making. I see the solid waste industry becoming healthier as we see the solid waste operators nationwide integrating their operations, improving returns and benefiting from better pricing.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.


FUND FACTS
START DATE: June 29, 1989
FUND NUMBER: 516
TRADING SYMBOL: FSLEX
SIZE: as of February 28, 1997, more than $32 million
MANAGER: Robert Ewing, since 1996;
manager, Fidelity Select Energy Service
Portfolio, since November 1996; joined
Fidelity in 1990
(checkmark)
ENVIRONMENTAL SERVICES PORTFOLIO
INVESTMENTS FEBRUARY 28, 1997

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 92.7%
 SHARES VALUE (NOTE 1)
AEROSPACE & DEFENSE - 2.7%
ORDNANCE - 2.7%
Harsco Corp.   25,200 $ 907,200
CHEMICALS & PLASTICS - 4.1%
ADHESIVES & SEALANTS - 2.1%
Nalco Chemical Co.   19,000  698,254
CHEMICALS - 2.0%
Betz Dearborn, Inc.   10,000  648,750
TOTAL CHEMICALS & PLASTICS   1,347,004
CONSTRUCTION - 0.8%
HEAVY CONSTRUCTION - 0.8%
Emcor Group, Inc. (a)  15,000  251,250
DRUGS & PHARMACEUTICALS - 2.7%
COMMERCIAL LABORATORY RESEARCH - 2.7%
Energy Biosystems Corp. (a)  24,900  168,075
Thermotrex Corp. (a)   26,600  711,550
  879,625
EDUCATIONAL SERVICES - 0.5%
DATA PROCESSING SCHOOLS - 0.5%
New Horizons Worldwide, Inc. (a)   15,000  165,000
ELECTRONIC INSTRUMENTS - 5.6%
INDUSTRIAL MEASUREMENT INSTRUMENTS - 1.7%
TSI, Inc.   59,300  570,763
Thermedics Detection, Inc. (rights) (a)  3,500  1,094
  571,857
LABORATORY & RESEARCH EQUIPMENT - 0.7%
Microfluidics International Corp. (a)   86,400  226,800
LABORATORY ANALYTICAL INSTRUMENTS - 3.2%
Thermo Electron Corp.   30,950  1,056,169
TOTAL ELECTRONIC INSTRUMENTS   1,854,826
ENERGY SERVICES - 2.2%
OIL & GAS SERVICES - 2.2%
Newpark Resources, Inc. (a)   12,400  564,200
Serv-Tech, Inc. (a)  26,600  149,625
  713,825
ENGINEERING - 2.5%
ARCHITECTS & ENGINEERS - 2.5%
Fluor Corp.   10,600  642,625
Harding Lawson Associates
 Group, Inc. (a)  27,900  191,813
  834,438
HOUSEHOLD PRODUCTS - 2.1%
MANUFACTURED PRODUCTS - 2.1%
Memtec Ltd. sponsored ADR   35,600  709,775
INDUSTRIAL MACHINERY & EQUIPMENT - 5.9%
SERVICE INDUSTRY MACHINERY - 3.3%
Ionics, Inc. (a)  14,500  715,938
Trojan Technologies Corp. (a)   25,300  389,259
  1,105,197
SPECIAL INDUSTRIAL MACHINERY - 2.6%
Thermo Fibergen, Inc. (a)   2,000  21,000
Thermo Fibergen, Inc. (rights) (a)  2,000  5,750
Thermo Fibertek, Inc. (a)   68,275  819,300
  846,050
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   1,951,247

 SHARES VALUE (NOTE 1)
MEDICAL EQUIPMENT & SUPPLIES - 3.3%
MEDICAL TECHNOLOGY - 3.3%
Pall Corp.   17,700 $ 384,975
Thermedics, Inc. (a)  35,000  726,250
  1,111,225
METALS & MINING - 1.9%
SECONDARY NONFERROUS SMELTING - 1.9%
IMCO Recycling, Inc.   40,800  642,600
POLLUTION CONTROL - 54.7%
HAZARDOUS WASTE MANAGEMENT - 2.6%
GNI Group, Inc. (a)   35,000  214,375
International Technology Corp. (a)  25,000  215,625
Molten Metal Technology, Inc. (a)  11,500  130,813
TRC Companies, Inc. (a)  74,900  308,963
  869,776
POLLUTION EQUIPMENT & DESIGN - 10.7%
Calgon Carbon Corp.   12,000  135,000
Dames & Moore, Inc.   20,000  275,000
Ogden Corp.   57,400  1,169,525
Sevenson Environmental Services, Inc.   25,300  461,725
TETRA Technologies, Inc. (a)   6,900  163,013
Thermo Instrument Systems, Inc. (a)  23,200  788,800
Waste Management International
 PLC sponsored ADR (a)  72,000  540,000
  3,533,063
REFUSE SYSTEMS - 31.0%
Allied Waste Industries, Inc. (a)   115,300  1,008,875
American Disposal Services, Inc.   5,000  83,750
Browning-Ferris Industries, Inc.   67,500  2,117,813
Eastern Environmental Services, Inc. (a)   30,000  408,750
GTS Duratek, Inc. (a)   25,500  309,188
Laidlaw, Inc. Class B  62,000  858,751
Republic Industries, Inc. (a)  18,280  648,940
Rollins Environmental Services, Inc. (a)  75,000  206,250
Stericycle, Inc.   15,000  140,625
Superior Services, Inc. (a)  11,300  245,775
TransAmerican Waste Industries, Inc. (a)  50,000  59,375
United Waste Systems, Inc. (a)   37,000  1,332,000
WMX Technologies, Inc.   64,000  2,024,000
Wheelabrator Technologies, Inc.   60,300  859,275
  10,303,367
SANITARY SERVICES - 10.4%
Philips Environmental, Inc.   35,000  575,595
Safety Kleen Corp.   60,100  1,081,800
USA Waste Services, Inc. (a)  50,040  1,801,440
  3,458,835
TOTAL POLLUTION CONTROL   18,165,041
REAL ESTATE - 0.6%
REAL ESTATE, GENERAL - 0.6%
Cadiz Land Inc. (a)  37,600  188,000
WATER - 3.1%
WATER SUPPLY - 3.1%
American Water Works, Inc.   25,000  584,375
United Water Resources, Inc.   25,000  446,875
  1,031,250
TOTAL COMMON STOCKS
 (Cost $31,903,671)   30,752,306
CASH EQUIVALENTS - 7.3%
 SHARES VALUE (NOTE 1)
Taxable Central Cash Fund (b)
 (Cost $2,439,265)  2,439,265 $ 2,439,265
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $34,342,936) $ 33,191,571
LEGEND
3. Non-income producing
4. At period end, the seven-day yield on the Taxable Central Cash Fund was 5.31%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $98,093,724 and $92,018,243, respectively (see Note 3 of Notes to Financial Statements).
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $42,243 for the period (see
Note 4 of Notes to Financial Statements).
The fund participated in the bank borrowing program. The maximum loan and average daily balances during the period for which loans were outstanding amounted to $3,698,000 and $2,517,750, respectively. The weighted average interest rate was 5.7% (see Note 7 of Notes to Financial Statements). INCOME TAX INFORMATION
At February 28, 1997, the aggregate cost of investment securities for income tax purposes was $34,403,056. Net unrealized depreciation aggregated $1,211,485, of which $2,439,648 related to appreciated investment securities and $3,651,133 related to depreciated investment securities.
At February 28, 1997, the fund had a capital loss carryforward of approximately $797,000, which will expire on February 28, 2005.
A total of 100% of the dividends distributed during the fiscal year qualifies for the dividends-received deduction for corporate shareholders (unaudited).
The fund will notify shareholders in January 1998 of the applicable percentage for use in preparing 1997 income tax returns.
ENVIRONMENTAL SERVICES PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
 FEBRUARY 28, 1997


ASSETS

Investment in securities, at value                                                                                 $ 33,191,571
(cost $34,342,936) - See accompanying schedule

Receivable for fund shares sold                                                                                     19,815

Dividends receivable                                                                                                17,620

Interest receivable                                                                                                 18,345

Redemption fees receivable                                                                                          245

Other receivables                                                                                                   10,141

 TOTAL ASSETS                                                                                                       33,257,737

LIABILITIES

Payable for fund shares redeemed                                                                       $ 662,287

Accrued management fee                                                                                  17,344

Other payables and accrued expenses                                                                     52,669

 TOTAL LIABILITIES                                                                                                  732,300

NET ASSETS                                                                                                         $ 32,525,437

Net Assets consist of:

Paid in capital                                                                                                    $ 34,522,967

Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions                 (846,231
                                                                                                                   )

Net unrealized appreciation (depreciation) on investments                                                           (1,151,299
and assets and liabilities in                                                                                      )
foreign currencies

NET ASSETS, for 2,242,478                                                                                          $ 32,525,437
shares outstanding

NET ASSET VALUE and redemption price per share ($32,525,437 (divided by) 2,242,478 shares)                          $14.50

Maximum offering price per share (100/97.00 of $14.50)                                                              $14.95


STATEMENT OF OPERATIONS
 YEAR ENDED FEBRUARY 28, 1997


INVESTMENT INCOME                                                                $ 394,229
Dividends

Interest                                                                          238,669

 TOTAL INCOME                                                                     632,898

EXPENSES

Management fee                                                     $ 252,081

Transfer agent fees                                                 512,668

Accounting fees and expenses                                        64,394

Non-interested trustees' compensation                               164

Custodian fees and expenses                                         15,760

Registration fees                                                   28,338

Audit                                                               27,353

Legal                                                               624

Interest                                                            1,586

Miscellaneous                                                       1,783

 Total expenses before reductions                                   904,751

 Expense reductions                                                 (27,446       877,305
                                                                   )

NET INVESTMENT INCOME (LOSS)                                                      (244,407
                                                                                 )

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                              (599,664
                                                                   )

 Foreign currency transactions                                      (361          (600,025
                                                                   )             )

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                              (1,588,793
                                                                   )

 Assets and liabilities in                                          (746          (1,589,539
 foreign currencies                                                )             )

NET GAIN (LOSS)                                                                   (2,189,564
                                                                                 )

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                  $ (2,433,971
                                                                                 )

OTHER INFORMATION                                                                $ 177,009
Sales charges paid to FDC

 Deferred sales charges withheld                                                 $ 9,944
 by FDC

 Exchange fees withheld by FSC                                                   $ 37,545

 Expense reductions                                                              $ 26,169
 Directed brokerage arrangements

  Custodian interest credits                                                      1,277

                                                                                 $ 27,446


STATEMENT OF CHANGES IN NET ASSETS
INCREASE         YEAR ENDED     YEAR ENDED
(DECREASE) IN    FEBRUARY 28,   FEBRUARY 29,
NET ASSETS       1997           1996

Operations          $ (244,407      $ (455,922
Net                 )               )
investment
income (loss)

 Net realized        (600,025        5,167,156
gain (loss)         )

 Change in           (1,589,539      2,838,058
net                 )
unrealized
appreciation
(depreciation
)

 NET INCREASE        (2,433,971      7,549,292
(DECREASE)          )
IN NET
ASSETS
RESULTING
FROM
OPERATIONS

Distributions to     -               (1,461,704
shareholders                        )

From net
realized
gains

 In excess of        (48,255         -
net realized        )
gain

 TOTAL               (48,255         (1,461,704
DISTRIBUTION        )               )
S

Share                138,035,351     22,448,123
transactions
Net proceeds
from sales of
shares

 Reinvestmen         47,653          1,440,232
t of
distributions

 Cost of             (131,078,192    (33,702,230
shares              )               )
redeemed

 Paid in             415,631         43,195
capital
portion of
redemption
fees

 NET INCREASE        7,420,443       (9,770,680
(DECREASE)                          )
IN NET
ASSETS
RESULTING
FROM SHARE
TRANSACTIO
NS

  TOTAL              4,938,217       (3,683,092
INCREASE                            )
(DECREASE)
IN NET ASSETS


NET ASSETS

 Beginning of        27,587,220      31,270,312
period

 End of period      $ 32,525,437    $ 27,587,220

OTHER
INFORMATION
Shares

 Sold                9,698,891       1,846,010

 Issued in           3,673           120,119
reinvestment
of
distributions

 Redeemed            (9,681,633      (2,790,218
                    )               )

 Net increase        20,931          (824,089)
(decrease)


SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

             YEAR ENDED     YEAR ENDED     YEARS ENDED FEBRUARY 28,          TEN MONTHS
             FEBRUARY 28,   FEBRUARY 29,                                     ENDED
                                                                             FEBRUARY 28,

SELECTED     1997           1996           1995                       1994   1993
PER-SHARE
DATA D


Net asset        $ 12.42    $ 10.27    $ 11.93     $ 11.36    $ 11.39
value,
beginning of
period

Income from
Investment
Operations

 Net              (.08)      (.17)      (.14)       (.11)      (.06)
investment
income (loss)

 Net realized     2.04 G     2.95       (1.53)      .67        .42
and
unrealized
gain (loss)

 Total from       1.96       2.78       (1.67)      .56        .36
investment
operations



Less
Distributions

 From net         -          (.65)      -           -          (.39)
realized gain

 In excess of     (.02)      -          -           -          -
net realized
gain

Redemption        .14        .02        .01         .01        -
fees added to
paid in
capital

Net asset        $ 14.50    $ 12.42    $ 10.27     $ 11.93    $ 11.36
value, end of
period

TOTAL             16.93%     27.49%     (13.91)%    5.02%      3.34%
RETURN B, C

RATIOS AND
SUPPLEMENT
AL DATA

Net assets,      $ 32,525   $ 27,587   $ 31,270    $ 65,956   $ 65,913
end of period
(000 omitted)

Ratio of          2.18%      2.36%      2.04%       2.07%      1.99% A
expenses to
average net
assets

Ratio of          2.11% E    2.32% E    2.01% E     2.03% E    1.99% A
expenses to
average net
assets after
expense
reductions

Ratio of net      (.59)%     (1.43)%    (1.32)%     (1.02)%    (.70)%
investment                                                    A
income (loss)
to average
net assets

Portfolio         252%       138%       82%         191%       176% A
turnover rate

Average          $ .0348
commission
rate F


A ANNUALIZED B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT
BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 8 OF NOTES TO FINANCIAL
STATEMENTS). C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR
PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. D NET INVESTMENT INCOME (LOSS)
PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE
PERIOD. E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES
WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 8 OF NOTES TO
FINANCIAL STATEMENTS). F FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A
FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES
ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND
FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE
TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.  G THE AMOUNT SHOWN
FOR A SHARE OUTSTANDING DOES NOT CORRESPOND WITH THE AGGREGATE NET LOSS ON
INVESTMENTS FOR THE PERIOD DUE TO THE TIMING OF SALES AND REPURCHASES OF FUND SHARES
IN RELATION TO FLUCTUATING MARKET VALUES OF THE INVESTMENTS OF THE FUND.


INDUSTRIAL EQUIPMENT PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value), but does not include certain fees paid by shareholders upon exchange or redemption. If Fidelity had not reimbursed certain fund expenses, the past five year and past 10 year total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED                   PAST 1   PAST 5    PAST 10
FEBRUARY 28, 1997               YEAR     YEARS     YEARS

INDUSTRIAL EQUIPMENT            18.25%   133.66%   164.26%

INDUSTRIAL EQUIPMENT            14.70%   126.65%   156.33%
(INCL. 3% SALES CHARGE)

S&P 500                         26.16%   118.75%   276.74%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one, five or 10 years. You can compare the fund's returns to the performance of the S&P 500 - a widely recognized, unmanaged index of common stocks. This benchmark reflects reinvestment of dividends and capital gains, if any, and excludes the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED             PAST 1   PAST 5   PAST 10
FEBRUARY 28, 1997         YEAR     YEARS    YEARS

INDUSTRIAL EQUIPMENT      18.25%   18.50%   10.21%

INDUSTRIAL EQUIPMENT      14.70%   17.78%   9.87%
(INCL. 3% SALES CHARGE)

S&P 500                   26.16%   16.94%   14.16%

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

UNDERSTANDING PERFORMANCE
How a fund did yesterday is no guarantee of
how it will do tomorrow. The stock market, for
example, has a history of growth in the long run
and volatility in the short run. Unlike the broader
market, however, some sectors may not have
a history of growth in the long run. And, as
with all stock funds, the share price and
return of a fund that invests in a sector will
vary. That means if you sell your shares
during a sector downturn, you might lose
money. But if you can identify a sector that is
about to experience rapid growth you may
have the potential for above-average gains.
(checkmark)
$10,000 OVER 10 YEARS
  1987/02/28       9700.00                    10000.00
  1987/03/31       9530.98                    10289.00
  1987/04/30       9369.32                    10197.43
  1987/05/31       9361.97                    10286.15
  1987/06/30       9626.52                    10805.60
  1987/07/31      10214.39                    11353.44
  1987/08/31      10670.00                    11776.92
  1987/09/30      10919.85                    11519.01
  1987/10/31       6635.68                     9037.81
  1987/11/30       6334.39                     8293.10
  1987/12/31       7088.94                     8924.20
  1988/01/31       6960.73                     9299.91
  1988/02/29       7594.21                     9733.29
  1988/03/31       7707.34                     9432.53
  1988/04/30       7933.58                     9537.23
  1988/05/31       7888.33                     9620.20
  1988/06/30       8446.40                    10061.77
  1988/07/31       8001.45                    10023.54
  1988/08/31       7277.47                     9682.74
  1988/09/30       7413.22                    10095.22
  1988/10/31       7292.56                    10375.87
  1988/11/30       7058.77                    10227.49
  1988/12/31       7435.84                    10406.47
  1989/01/31       7978.83                    11168.23
  1989/02/28       7662.09                    10890.14
  1989/03/31       7775.21                    11143.88
  1989/04/30       8333.27                    11722.25
  1989/05/31       8785.76                    12197.00
  1989/06/30       8408.69                    12127.48
  1989/07/31       8944.13                    13222.59
  1989/08/31       9110.04                    13481.75
  1989/09/30       8981.84                    13426.47
  1989/10/31       8386.06                    13114.98
  1989/11/30       8619.85                    13382.52
  1989/12/31       8770.68                    13703.71
  1990/01/31       8476.56                    12784.19
  1990/02/28       8906.42                    12949.10
  1990/03/31       9434.32                    13292.25
  1990/04/30       9358.91                    12959.95
  1990/05/31      10226.17                    14223.54
  1990/06/30      10044.42                    14126.82
  1990/07/31       9854.61                    14081.62
  1990/08/31       8229.89                    12808.64
  1990/09/30       7113.85                    12184.86
  1990/10/31       6924.04                    12132.46
  1990/11/30       7151.81                    12916.22
  1990/12/31       7409.94                    13276.58
  1991/01/31       8199.52                    13855.44
  1991/02/28       8973.92                    14846.11
  1991/03/31       8898.00                    15205.38
  1991/04/30       8806.90                    15241.87
  1991/05/31       9178.91                    15900.32
  1991/06/30       8882.58                    15172.09
  1991/07/31       8958.57                    15879.11
  1991/08/31       9095.34                    16255.44
  1991/09/30       9308.10                    15983.98
  1991/10/31       9254.91                    16198.16
  1991/11/30       8814.20                    15545.38
  1991/12/31       9398.80                    17323.77
  1992/01/31      10242.08                    17001.55
  1992/02/29      10970.37                    17222.57
  1992/03/31      10648.39                    16886.73
  1992/04/30      10648.39                    17383.20
  1992/05/31      10732.72                    17468.37
  1992/06/30      10073.43                    17208.09
  1992/07/31      10165.42                    17911.90
  1992/08/31       9636.45                    17544.71
  1992/09/30       9835.77                    17751.74
  1992/10/31       9797.44                    17813.87
  1992/11/30      10265.08                    18421.32
  1992/12/31      10464.40                    18647.90
  1993/01/31      10955.04                    18804.55
  1993/02/28      11530.01                    19060.29
  1993/03/31      11737.00                    19462.46
  1993/04/30      12273.99                    18991.47
  1993/05/31      12887.69                    19500.44
  1993/06/30      13056.46                    19556.99
  1993/07/31      13240.57                    19478.76
  1993/08/31      14145.77                    20217.01
  1993/09/30      13984.68                    20061.34
  1993/10/31      14452.62                    20476.61
  1993/11/30      14437.28                    20282.08
  1993/12/31      14998.52                    20527.49
  1994/01/31      15703.78                    21225.43
  1994/02/28      16150.44                    20650.22
  1994/03/31      15217.93                    19749.87
  1994/04/30      15080.20                    20002.67
  1994/05/31      14771.95                    20330.71
  1994/06/30      14013.20                    19832.61
  1994/07/31      14677.11                    20483.12
  1994/08/31      15720.39                    21322.93
  1994/09/30      15767.82                    20800.52
  1994/10/31      15965.41                    21268.53
  1994/11/30      15190.85                    20493.93
  1994/12/31      15467.48                    20797.85
  1995/01/31      15380.54                    21337.14
  1995/02/28      15838.95                    22168.65
  1995/03/31      17150.96                    22822.85
  1995/04/30      17957.34                    23494.98
  1995/05/31      18321.07                    24434.07
  1995/06/30      19016.91                    25001.68
  1995/07/31      20803.94                    25830.73
  1995/08/31      20400.67                    25895.57
  1995/09/30      19467.62                    26988.36
  1995/10/31      19428.08                    26892.01
  1995/11/30      20092.29                    28072.57
  1995/12/31      19769.62                    28613.25
  1996/01/31      20563.86                    29587.24
  1996/02/29      21677.52                    29861.52
  1996/03/31      21832.91                    30149.08
  1996/04/30      22234.04                    30593.48
  1996/05/31      22395.62                    31382.49
  1996/06/30      22296.88                    31502.05
  1996/07/31      21183.83                    30110.29
  1996/08/31      22099.40                    30745.32
  1996/09/30      23149.62                    32475.67
  1996/10/31      23006.00                    33371.34
  1996/11/30      24873.05                    35893.88
  1996/12/31      25050.17                    35182.83
  1997/01/31      25944.46                    37381.05
  1997/02/28      25632.96                    37674.12
Let's say hypothetically that $10,000 was invested in Fidelity Select Industrial Equipment Portfolio on February 28, 1987, and the current maximum 3% sales charge was paid. As the chart shows, by February 28, 1997, the value of the investment would have grown to $25,633 - a 156.33% increase on the initial investment. For comparison, look at how the S&P 500 did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $37,674 - a 276.74% increase.
INVESTMENT SUMMARY
TOP TEN STOCKS AS OF FEBRUARY 28, 1997
                              % OF FUND'S
                              INVESTMENTS

General Electric Co.          3.6

Pitney Bowes, Inc.            3.4

Eaton Corp.                   3.0

New Holland NV                3.0

Boeing Co.                    2.9

Case Corp.                    2.7

Westinghouse Electric Corp.   2.5

Illinois Tool Works, Inc.     2.5

Emerson Electric Co.          2.5

Baldor Electric Co.           2.4

TOP INDUSTRIES AS OF FEBRUARY 28, 1997
Row: 1, Col: 1, Value: 57.9
Row: 1, Col: 2, Value: 5.2
Row: 1, Col: 3, Value: 5.7
Row: 1, Col: 4, Value: 9.6
Row: 1, Col: 5, Value: 10.6
Row: 1, Col: 6, Value: 11.0
Electrical Machinery 11.0%
General Industrial Machinery 10.6%
Farm Machinery & Equipment 9.6%
Electrical, Industrial Apparatus 5.7%
Office Automation 5.2%
All Others 57.9% *
* INCLUDES SHORT-TERM INVESTMENTS
% OF FUND'S INVESTMENTS
INDUSTRIAL EQUIPMENT PORTFOLIO
FUND TALK: THE MANAGERS' OVERVIEW



NOTE TO SHAREHOLDERS: Effective February 14, 1997, Minerva Butler became Portfolio Manager of Select Industrial Equipment Portfolio. The following is in an interview with Paul Antico, who managed the fund during most of the period covered by this report, and Minerva Butler, who discusses her outlook.
Q. PAUL, HOW DID THE FUND PERFORM?
P.A. For the 12-month period ending February 28, 1997, the fund returned 18.25%, while the Standard & Poor's 500 Index returned 26.16% for the same time period.
Q. WHAT WAS THE INVESTING ENVIRONMENT LIKE DURING THE PERIOD?
P.A. This was not the best environment for investing in capital equipment stocks. Looking internationally, Europe was weak, and Brazil and Mexico were weakening. Domestically, margins on U.S. business were high already, so there wasn't margin growth here offsetting weakness in world markets. The U.S. market was growing, but very modestly. In all, it wasn't the best investing climate for cyclical stocks. The best environment for investing in cyclical stocks would be when margins are growing dramatically and when we're emerging from a recession, not in the late stages of an expansion.
Q. WHAT INVESTMENT STRATEGIES HELPED THE FUND'S PERFORMANCE?
P.A. Given the investing backdrop, I'm very pleased with the fund's performance. It was an uncertain environment, but one where my investment mission was made crystal clear. I only invested in capital equipment companies with margin improvement potential and strong potential cash flows, or in electrical equipment companies, which proved to be more stable industries. Electrical equipment companies included General Electric, Honeywell and Baldor Electric, companies which were not very sensitive to the economy. Demand for their products has been very steady regardless of where we have been in the economic cycle.
Q. HOW DID YOUR TOP HOLDINGS PERFORM?
P.A. The fund's third largest holding at the end of the period, Eaton Corp., owns trucking and electrical equipment. Trucking was in a slump last year, but we saw signs in the last few months of the year that the market was improving, so I purchased the stock. The fund profited from the investment, and I had the added benefit of owning the company's electrical equipment side of the business that was the more stable part of the sector in this environment. Another holding was New Holland, an agricultural equipment company owned primarily by Fiat. It is the fourth largest of four major agricultural equipment companies and, of the four, I believed it to have the best global mix of business. It was up nicely over the last several months of the period. Illinois Tool Works and Emerson Electric are both very solid companies. For 20 years, Illinois Tool Works' year-end stock price has been higher than the previous year-end, and its stock rose by nearly a third over the period. Emerson also has an impressively consistent long-term track record; during the period its stock was up by more than 25%.
Q. WERE THERE ANY DISAPPOINTMENTS?
P.A. The biggest disappointment was Stewart & Stevenson Services. This company buys General Electric aircraft engines and repackages them for electric generation equipment. It sells mostly to developing countries and, during the period, potential customers couldn't get financing, so demand slowed dramatically.
Q. GOING FORWARD, MINERVA, WHAT'S YOUR OUTLOOK?
M.B. Fidelity's team of analysts call hundreds of companies and we share ideas, giving me exposure to hundreds of companies each year. At this stage of the cycle, I will focus on those companies that show good steady growth regardless of the economic cycle, and those companies with strong demand for their products. Industrial equipment companies typically do not offer high revenue growth, making margin expansion important to good earnings growth.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND FACTS
START DATE: September 29, 1986
FUND NUMBER: 510
TRADING SYMBOL: FSCGX
SIZE: as of February 28, 1997, more than $102 million
MANAGER: Minerva Butler, since February
1997; manager, Fidelity Select Developing
Communications Portfolio, August 1996-
February 1997; equity analyst covering
cellular, paging, cable and wireless cable industries, since 1995; joined Fidelity in 1995
(checkmark)
INDUSTRIAL EQUIPMENT PORTFOLIO
INVESTMENTS FEBRUARY 28, 1997

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 88.2%
 SHARES VALUE (NOTE 1)
AEROSPACE & DEFENSE - 5.1%
AIRCRAFT - 2.9%
Boeing Co.   31,700 $ 3,225,475
AIRCRAFT & PARTS - 1.0%
Sundstrand Corp.   25,000  1,090,625
AIRCRAFT EQUIPMENT - 1.2%
BE Aerospace, Inc. (a)  55,000  1,333,750
TOTAL AEROSPACE & DEFENSE   5,649,850
AUTOS, TIRES, & ACCESSORIES - 5.5%
AUTO & TRUCK PARTS - 5.1%
Boyds Wheels, Inc. (a)  27,600  196,650
Cummins Engine Co., Inc.   20,000  1,012,500
Eaton Corp.   45,800  3,286,150
Snap-on Tools Corp.   30,100  1,170,138
  5,665,438
MOTOR VEHICLES & CAR BODIES - 0.4%
PACCAR, Inc.   7,000  459,375
TOTAL AUTOS, TIRES, & ACCESSORIES   6,124,813
BROADCASTING - 0.5%
CABLE TV OPERATORS - 0.5%
People's Choice TV Corp.   130,000  503,750
BUILDING MATERIALS - 1.0%
SCREW MACHINE PRODUCTS - 1.0%
Fastenal Co.   31,100  1,127,375
CHEMICALS & PLASTICS - 1.2%
PLASTIC FOAM PRODUCTS - 1.2%
Foamex International, Inc. (a)  73,600  1,370,800
COMMUNICATIONS EQUIPMENT - 2.0%
DATACOMMUNICATIONS EQUIPMENT - 0.8%
Dynatech Corp.   30,000  840,000
TELEPHONE EQUIPMENT - 1.2%
Tellabs, Inc. (a)  19,800  789,525
Viasat, Inc.   60,000  600,000
  1,389,525
TOTAL COMMUNICATIONS EQUIPMENT   2,229,525
COMPUTERS & OFFICE EQUIPMENT - 8.0%
COMPUTER PERIPHERALS - 2.8%
Accent Color Sciences, Inc.   70,000  665,000
SCI Systems, Inc. (a)  20,000  1,070,000
Symbol Technologies, Inc. (a)  28,000  1,407,000
  3,142,000
OFFICE AUTOMATION - 5.2%
FileNet Corp.   15,000  285,000
General Binding Corp.   54,900  1,722,488
Pitney Bowes, Inc.   61,200  3,802,050
  5,809,538
TOTAL COMPUTERS & OFFICE EQUIPMENT   8,951,538
CONGLOMERATES - 5.1%
American Standard Companies, Inc. (a)  57,900  2,605,500
Kysor Industrial Corp.   15,300  654,068
Tyco International Ltd.   20,000  1,180,000
United Technologies Corp.   17,000  1,279,250
  5,718,818

 SHARES VALUE (NOTE 1)
DEFENSE ELECTRONICS - 3.0%
BEI Electronics, Inc.   1,700 $ 19,338
Doncasters PLC sponsored ADR  1,000  19,875
Ducommun, Inc. (a)  56,400  1,353,600
NovAtel, Inc.   133,000  997,500
Raytheon Co.   20,000  942,500
  3,332,813
ELECTRICAL EQUIPMENT - 22.5%
ELECTRICAL EQUIPMENT - 0.4%
BMC Industries, Inc.   5,800  166,025
Vicor Corp.  16,000  262,000
  428,025
ELECTRICAL EQUIPMENT - WHOLESALE - 0.4%
Grainger (W.W.), Inc.   5,900  467,575
ELECTRICAL MACHINERY - 11.0%
Alcatel Alsthom sponsored ADR  60,000  1,230,000
Emerson Electric Co.   28,100  2,781,900
General Electric Co.   39,100  4,022,413
General Signal Corp.   15,000  654,375
Honeywell, Inc.   10,000  711,250
Westinghouse Electric Corp.   164,300  2,834,175
  12,234,113
ELECTRICAL, INDUSTRIAL APPARATUS - 5.7%
AMETEK, Inc.   109,800  2,360,700
Baldor Electric Co.   108,300  2,680,425
Hubbell, Inc. Class B  30,000  1,271,250
  6,312,375
FLUID METERS - 0.6%
Roper Industries, Inc.   17,000  684,250
RESIDENTIAL ELECRIC LIGHTING - 1.5%
Holophane Corp. (a)  78,600  1,699,725
TV & RADIO COMMUNICATION EQUIPMENT - 2.9%
California Amplifier, Inc.   29,300  157,488
General Instrument Corp.   40,000  950,000
Ortel Corp.   50,000  650,000
Pinnacle Systems  20,000  265,000
Scientific-Atlanta, Inc.   69,500  1,164,125
  3,186,613
TOTAL ELECTRICAL EQUIPMENT   25,012,676
ELECTRONIC INSTRUMENTS - 1.4%
SEMI-CONDUCTOR CAPITAL EQUIPMENT - 1.4%
Applied Materials, Inc. (a)  30,300  1,533,938
ELECTRONICS - 3.8%
CONNECTORS - 0.9%
Thomas & Betts Corp.   21,000  937,125
ELECTRONIC CAPACITORS - 0.0%
Maxwell Technologies, Inc.   1,200  27,600
ELECTRONIC PARTS - WHOLESALE - 0.6%
Zero Corp.   26,900  591,800
ELECTRONICS & ELECRONIC COMPONENTS - 2.1%
Alpine Group, Inc.   33,300  278,888
Sanmina Corp. (a)  15,750  728,438
Solectron Corp. (a)  25,700  1,358,888
  2,366,214
PRINTED CIRCUIT BOARDS - 0.2%
Elexsys International, Inc. (a)  15,000  253,125
TOTAL ELECTRONICS   4,175,864
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
ENGINEERING - 0.9%
ARCHITECTS & ENGINEERS - 0.9%
EG&G, Inc.   23,000 $ 500,250
Fluor Corp.   9,000  545,625
  1,045,875
INDUSTRIAL MACHINERY & EQUIPMENT - 23.8%
BALL & ROLLER BEARINGS - 0.8%
Kaydon Corp.   20,900  903,925
CONSTRUCTION EQUIPMENT - 1.0%
JLG Industries, Inc.   60,000  1,110,000
ENGINES & TURBINES - 0.7%
Stewart & Stevenson Services, Inc.   31,100  812,488
FARM MACHINERY & EQUIPMENT - 9.6%
AGCO Corp.   40,000  1,135,000
Case Corp.   57,400  2,977,625
Deere & Co.   40,000  1,705,000
Lindsay Manufacturing Co.   33,900  1,576,350
New Holland NV (a)  142,000  3,283,750
  10,677,725
GENERAL INDUSTRIAL MACHINERY - 10.6%
Cooper Industries, Inc.   12,500  553,125
Harnischfeger Industries, Inc.   53,417  2,343,671
Illinois Tool Works, Inc.   33,400  2,818,125
Ingersoll-Rand Co.   46,700  2,218,250
Manitowoc Co., Inc.   16,000  538,000
Regal-Beloit Corp.   64,400  1,440,950
TRINOVA Corp.   50,000  1,856,250
  11,768,371
PUMPING EQUIPMENT - 0.9%
IDEX Corp.   39,000  989,625
SPECIAL INDUSTRIAL MACHINERY - 0.2%
ATS Automation  15,000  257,647
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   26,519,781
IRON & STEEL - 0.8%
IRON & STEEL FOUNDRIES - 0.4%
Steel of West Virginia, Inc. (a)  70,000  446,250
METAL FORGINGS & STAMPINGS - 0.4%
TriMas Corp.   17,100  416,813
TOTAL IRON & STEEL   863,063
METALS & MINING - 1.7%
NONFERROUS WIRE - 1.7%
Belden, Inc.   20,000  712,500
Superior Telecom, Inc. (a)  46,700  1,173,338
  1,885,838
PAPER & FOREST PRODUCTS - 1.4%
ENVELOPES - 1.2%
Mail-Well, Inc. (a)  69,300  1,377,338
PAPER - 0.2%
Albany International Corp. Class A  10,000  217,500
TOTAL PAPER & FOREST PRODUCTS   1,594,838
PHOTOGRAPHIC EQUIPMENT - 0.5%
Imation Corp. (a)  20,100  535,163
TOTAL COMMON STOCKS
 (Cost $92,926,287)   98,176,318
CASH EQUIVALENTS - 11.8%
 SHARES VALUE (NOTE 1)
Taxable Central Cash Fund (b)
 (Cost $13,078,852)  13,078,852 $ 13,078,852
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $106,005,139) $ 111,255,170
LEGEND
1. Non-income producing
2. At period end, the seven-day yield on the Taxable Central Cash Fund was 5.31%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $225,911,170 and $259,952,614, respectively (see Note 3 of Notes to Financial Statements).
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $79,440 for the period (see
Note 4 of Notes to Financial Statements).
The fund participated in the bank borrowing program. The maximum loan and average daily balances during the period for which loans were outstanding amounted to $2,514,000 and $2,331,750, respectively. The weighted average interest rate was 5.7% (see Note 7 of Notes to Financial Statements). INCOME TAX INFORMATION
At February 28, 1997, the aggregate cost of investment securities for income tax purposes was $106,120,916. Net unrealized appreciation aggregated $5,134,254, of which $6,888,094 related to appreciated investment securities and $1,753,840 related to depreciated investment securities.
The fund hereby designates approximately $6,195,000 as a capital gain dividend for the purpose of the dividend paid deduction.
A total of 24% of the dividends distributed during the fiscal year qualifies for the dividends-received deduction for corporate shareholders (unaudited).
The fund will notify shareholders in January 1998 of the applicable percentage for use in preparing 1997 income tax returns.
On October 26, 1990, the fund acquired substantially all of the assets of Automation and Machinery Portfolio in a tax-free exchange for shares of Industrial Equipment Portfolio. Automation and Machinery Portfolio has a capital loss carryover of approximately $37,000 available to offset future realized capital gains in Industrial Equipment Portfolio, to the extent provided by regulations.
INDUSTRIAL EQUIPMENT PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
 FEBRUARY 28, 1997



ASSETS


Investment in securities, at value                                                                                   $ 111,255,170

(cost $106,005,139) - See accompanying schedule


Cash                                                                                                                  410,700


Receivable for investments sold                                                                                       744,885


Receivable for fund shares sold                                                                                       234,025


Dividends receivable                                                                                                  113,190


Interest receivable                                                                                                   72,724


Redemption fees receivable                                                                                            459


Other receivables                                                                                                     18,463


 TOTAL ASSETS                                                                                                         112,849,616


LIABILITIES


Payable for investments purchased                                                                      $ 8,730,116


Payable for fund shares redeemed                                                                        1,114,939


Accrued management fee                                                                                  55,211


Other payables and accrued expenses                                                                     67,067


 TOTAL LIABILITIES                                                                                                    9,967,333


NET ASSETS                                                                                                           $ 102,882,283


Net Assets consist of:


Paid in capital                                                                                                      $ 85,922,659


Undistributed net investment income                                                                                   126,009


Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions                   11,583,584


Net unrealized appreciation (depreciation) on investments                                                             5,250,031


NET ASSETS, for 4,033,023                                                                                            $ 102,882,283

shares outstanding


NET ASSET VALUE and redemption price per share ($102,882,283 (divided by) 4,033,023 shares)                           $25.51


Maximum offering price per share (100/97.00 of $25.51)                                                                $26.30



STATEMENT OF OPERATIONS
 YEAR ENDED FEBRUARY 28, 1997


INVESTMENT INCOME                                                                              $ 1,180,620
Dividends

Interest                                                                                        382,473

 TOTAL INCOME                                                                                   1,563,093

EXPENSES

Management fee                                                                   $ 560,442

Transfer agent fees                                                               651,519

Accounting fees and expenses                                                      93,288

Non-interested trustees' compensation                                             565

Custodian fees and expenses                                                       20,715

Registration fees                                                                 38,023

Audit                                                                             27,558

Legal                                                                             749

Interest                                                                          1,468

Miscellaneous                                                                     6,958

 Total expenses before reductions                                                 1,401,285

 Expense reductions                                                               (66,135       1,335,150
                                                                                 )

NET INVESTMENT INCOME                                                                           227,943

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                                            20,826,870

 Foreign currency transactions                                                    4,220         20,831,090

Change in net unrealized appreciation (depreciation) on investment securities                   (7,537,624
                                                                                               )

NET GAIN (LOSS)                                                                                 13,293,466

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                $ 13,521,409

OTHER INFORMATION                                                                              $ 252,021
Sales charges paid to FDC

 Deferred sales charges withheld                                                               $ 2,660
 by FDC

 Exchange fees withheld by FSC                                                                 $ 35,115

 Expense Reductions                                                                            $ 64,879
 Directed brokerage arrangements

  Custodian interest credits                                                                    967

  Transfer agent interest credits                                                               289

                                                                                               $ 66,135


STATEMENT OF CHANGES IN NET ASSETS
INCREASE         YEAR ENDED     YEAR ENDED
(DECREASE) IN    FEBRUARY 28,   FEBRUARY 29,
NET ASSETS       1997           1996

Operations          $ 227,943       $ 191,568
Net
investment
income

 Net realized        20,831,090      16,163,635
gain (loss)

 Change in           (7,537,624      13,213,429
net                 )
unrealized
appreciation
(depreciation
)

 NET INCREASE        13,521,409      29,568,632
(DECREASE)
IN NET
ASSETS
RESULTING
FROM
OPERATIONS

Distributions to     (140,245        (185,403
shareholders        )               )
From net
investment
income

 From net            (13,222,285     (7,003,238
realized gain       )               )

 TOTAL               (13,362,530     (7,188,641
DISTRIBUTION        )               )
S

Share                90,579,551      176,105,552
transactions
Net proceeds
from sales of
shares

 Reinvestmen         13,206,101      7,099,056
t of
distributions

 Cost of             (138,841,270    (178,150,788
shares              )               )
redeemed

 Paid in             259,034         118,239
capital
portion of
redemption
fees

 NET INCREASE        (34,796,584     5,172,059
(DECREASE)          )
IN NET
ASSETS
RESULTING
FROM SHARE
TRANSACTIO
NS

  TOTAL              (34,637,705     27,552,050
INCREASE            )
(DECREASE)
IN NET ASSETS


NET ASSETS

 Beginning of        137,519,988     109,967,938
period

 End of period      $ 102,882,283   $ 137,519,988
(including
undistributed
net investment
income of
$126,009 and
$51,339,
respectively)

OTHER
INFORMATION
Shares

 Sold                3,535,843       7,343,923

 Issued in           542,236         311,832
reinvestment
of
distributions

 Redeemed            (5,521,656      (7,667,655
                    )               )

 Net increase        (1,443,577)     (11,900)
(decrease)


SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

             YEAR ENDED     YEAR ENDED     YEARS ENDED FEBRUARY 28,          TEN MONTHS
             FEBRUARY 28,   FEBRUARY 29,                                     ENDED
                                                                             FEBRUARY 28,

SELECTED     1997           1996           1995                       1994   1993
PER-SHARE
DATA D


Net asset        $ 25.11     $ 20.04     $ 20.61     $ 15.04     $ 13.89
value,
beginning of
period

Income from
Investment
Operations

 Net              .06         .04         .01         -           .02
investment
income

 Net realized     4.15        7.10        (.44)       5.92        1.09
and
unrealized
gain (loss)

 Total from       4.21        7.14        (.43)       5.92        1.11
investment
operations



Less
Distributions

 From net         (.04)       (.05)       (.01)       (.01)       -
investment
income

 From net         (3.84)      (2.05)      (.16)       (.40)       -
realized gain

 Total            (3.88)      (2.10)      (.17)       (.41)       -
distributions

Redemption        .07         .03         .03         .06         .04
fees added to
paid in
capital

Net asset        $ 25.51     $ 25.11     $ 20.04     $ 20.61     $ 15.04
value, end of
period

TOTAL             18.25%      36.86%      (1.93)%     40.07%      8.28%
RETURN B, C

RATIOS AND
SUPPLEMENT
AL DATA

Net assets,      $ 102,882   $ 137,520   $ 109,968   $ 206,012   $ 14,601
end of period
(000 omitted)

Ratio of          1.51%       1.54%       1.80%       1.69%       2.49% A,
expenses to                                                       E
average net
assets

Ratio of          1.44% F     1.53% F     1.78% F     1.68% F     2.49% A
expenses to
average net
assets after
expense
reductions

Ratio of net      .25%        .19%        .06%        .01%        .15% A
investment
income to
average net
assets

Portfolio         261%        115%        131%        95%         407% A
turnover rate

Average          $ .0401
commission
rate G


A ANNUALIZED B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT
BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 8 OF NOTES TO FINANCIAL
STATEMENTS). C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR
PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. D NET INVESTMENT INCOME PER
SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE
PERIOD. E DURING THE PERIOD, FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S
EXPENSES, OR EXPENSES WERE LIMITED IN ACCORDANCE WITH A STATE EXPENSE LIMITATION.
WITHOUT THIS REIMBURSEMENT THE FUND'S EXPENSE RATIO WOULD HAVE BEEN
HIGHER. F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES
WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 8 OF NOTES TO
FINANCIAL STATEMENTS). G FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995,
A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY
TRADES ON WHICH COMMISSIONS ARE CHARGED.  THIS AMOUNT MAY VARY FROM PERIOD TO
PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS
WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.


INDUSTRIAL MATERIALS PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value), but does not include certain fees paid by shareholders upon exchange or redemption. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED                   PAST 1   PAST 5    PAST 10
FEBRUARY 28, 1997               YEAR     YEARS     YEARS

INDUSTRIAL MATERIALS            12.69%   81.44%    135.13%

INDUSTRIAL MATERIALS            9.31%    76.00%    128.08%
(INCL. 3% SALES CHARGE)

S&P 500                         26.16%   118.75%   276.74%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one, five, or 10 years. You can compare the fund's returns to the performance of the S&P 500 - a widely recognized, unmanaged index of common stocks. This benchmark reflects reinvestment of dividends and capital gains, if any, and excludes the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED             PAST 1   PAST 5   PAST 10
FEBRUARY 28, 1997         YEAR     YEARS    YEARS

INDUSTRIAL MATERIALS      12.69%   12.65%   8.93%

INDUSTRIAL MATERIALS      9.31%    11.97%   8.59%
(INCL. 3% SALES CHARGE)

S&P 500                   26.16%   16.94%   14.16%

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

UNDERSTANDING PERFORMANCE
How a fund did yesterday is no guarantee of
how it will do tomorrow. The stock market, for
example, has a history of growth in the long run
and volatility in the short run. Unlike the broader
market, however, some sectors may not have
a history of growth in the long run. And, as
with all stock funds, the share price and
return of a fund that invests in a sector will
vary. That means if you sell your shares
during a sector downturn, you might lose
money. But if you can identify a sector that is
about to experience rapid growth you may
have the potential for above-average gains.
(checkmark)
$10,000 OVER 10 YEARS
 1987/02/28       9700.00                    10000.00
  1987/03/31      10401.12                    10289.00
  1987/04/30      10523.99                    10197.43
  1987/05/31      10256.56                    10286.15
  1987/06/30      10791.43                    10805.60
  1987/07/31      11788.90                    11353.44
  1987/08/31      12193.67                    11776.92
  1987/09/30      12374.37                    11519.01
  1987/10/31       7676.15                     9037.81
  1987/11/30       7640.01                     8293.10
  1987/12/31       8818.92                     8924.20
  1988/01/31       8362.39                     9299.91
  1988/02/29       9347.91                     9733.29
  1988/03/31       9514.58                     9432.53
  1988/04/30       9529.07                     9537.23
  1988/05/31       9297.18                     9620.20
  1988/06/30      10311.69                    10061.77
  1988/07/31       9927.62                    10023.54
  1988/08/31       9391.39                     9682.74
  1988/09/30       9471.10                    10095.22
  1988/10/31       9297.18                    10375.87
  1988/11/30       9210.23                    10227.49
  1988/12/31       9774.53                    10406.47
  1989/01/31      10363.80                    11168.23
  1989/02/28       9914.49                    10890.14
  1989/03/31       9811.36                    11143.88
  1989/04/30      10113.36                    11722.25
  1989/05/31      10245.95                    12197.00
  1989/06/30       9649.31                    12127.48
  1989/07/31      10518.49                    13222.59
  1989/08/31      11358.20                    13481.75
  1989/09/30      10665.81                    13426.47
  1989/10/31       9789.26                    13114.98
  1989/11/30       9929.22                    13382.52
  1989/12/31      10209.12                    13703.71
  1990/01/31       9428.34                    12784.19
  1990/02/28       9590.39                    12949.10
  1990/03/31       9870.29                    13292.25
  1990/04/30       9155.80                    12959.95
  1990/05/31       9708.24                    14223.54
  1990/06/30       9605.21                    14126.82
  1990/07/31       9491.86                    14081.62
  1990/08/31       8396.06                    12808.64
  1990/09/30       7799.04                    12184.86
  1990/10/31       7708.35                    12132.46
  1990/11/30       8116.44                    12916.22
  1990/12/31       8456.52                    13276.58
  1991/01/31       8758.81                    13855.44
  1991/02/28       9401.17                    14846.11
  1991/03/31       9529.64                    15205.38
  1991/04/30       9544.76                    15241.87
  1991/05/31      10360.93                    15900.32
  1991/06/30      10247.54                    15172.09
  1991/07/31      10657.44                    15879.11
  1991/08/31      10907.94                    16255.44
  1991/09/30      10763.72                    15983.98
  1991/10/31      11226.75                    16198.16
  1991/11/30      10331.04                    15545.38
  1991/12/31      11484.84                    17323.77
  1992/01/31      11985.83                    17001.55
  1992/02/29      12570.32                    17222.57
  1992/03/31      12350.19                    16886.73
  1992/04/30      12995.40                    17383.20
  1992/05/31      13147.22                    17468.37
  1992/06/30      12828.10                    17208.09
  1992/07/31      13116.71                    17911.90
  1992/08/31      12288.85                    17544.71
  1992/09/30      12121.76                    17751.74
  1992/10/31      12258.47                    17813.87
  1992/11/30      12714.17                    18421.32
  1992/12/31      12905.37                    18647.90
  1993/01/31      13179.95                    18804.55
  1993/02/28      13301.98                    19060.29
  1993/03/31      13523.18                    19462.46
  1993/04/30      13324.87                    18991.47
  1993/05/31      13874.03                    19500.44
  1993/06/30      13911.92                    19556.99
  1993/07/31      14103.23                    19478.76
  1993/08/31      14470.54                    20217.01
  1993/09/30      14019.05                    20061.34
  1993/10/31      14845.50                    20476.61
  1993/11/30      15044.46                    20282.08
  1993/12/31      15664.30                    20527.49
  1994/01/31      16934.58                    21225.43
  1994/02/28      16582.58                    20650.22
  1994/03/31      16115.79                    19749.87
  1994/04/30      16720.67                    20002.67
  1994/05/31      16889.41                    20330.71
  1994/06/30      16713.00                    19832.61
  1994/07/31      17334.28                    20483.12
  1994/08/31      18270.02                    21322.93
  1994/09/30      18039.92                    20800.52
  1994/10/31      17802.15                    21268.53
  1994/11/30      16544.26                    20493.93
  1994/12/31      16947.81                    20797.85
  1995/01/31      16469.32                    21337.14
  1995/02/28      17850.77                    22168.65
  1995/03/31      18259.80                    22822.85
  1995/04/30      18344.36                    23494.98
  1995/05/31      18158.83                    24434.07
  1995/06/30      18970.53                    25001.68
  1995/07/31      20609.38                    25830.73
  1995/08/31      20555.27                    25895.57
  1995/09/30      19975.48                    26988.36
  1995/10/31      18815.92                    26892.01
  1995/11/30      20547.54                    28072.57
  1995/12/31      19556.06                    28613.25
  1996/01/31      19858.83                    29587.24
  1996/02/29      20239.24                    29861.52
  1996/03/31      21264.01                    30149.08
  1996/04/30      21762.30                    30593.48
  1996/05/31      21628.30                    31382.49
  1996/06/30      20911.04                    31502.05
  1996/07/31      20044.01                    30110.29
  1996/08/31      21131.73                    30745.32
  1996/09/30      21596.77                    32475.67
  1996/10/31      21549.48                    33371.34
  1996/11/30      22203.69                    35893.88
  1996/12/31      22296.57                    35182.83
  1997/01/31      22395.52                    37381.05
  1997/02/28      22807.81                    37674.12
Let's say hypothetically that $10,000 was invested in Fidelity Select Industrial Materials Portfolio on February 28, 1987, and the current maximum 3% sales charge was paid. As the chart shows, by February 28, 1997, the value of the investment would have grown to $22,808 - a 128.08% increase on the initial investment. For comparison, look at how the S&P 500 did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $37,674 - a 276.74% increase.
INVESTMENT SUMMARY
TOP TEN STOCKS AS OF FEBRUARY 28, 1997
                          % OF FUND'S
                          INVESTMENTS

Alumax, Inc.              10.3

QNI Ltd.                  10.3

Pechiney SA Class A       7.0

Cytec Industries, Inc.    4.5

Monsanto Co.              4.5

Aluminum Co. of America   4.3

Raychem Corp.             4.2

Eramet SA                 4.1

Newmont Mining Corp.      4.1

Boise Cascade Corp.       4.0

TOP INDUSTRIES AS OF FEBRUARY 28, 1997
Metal Ores 17.3%
Chemicals 13.2%
Gold Ores 12.6%
Aluminum, Extruded
Products 10.3%
Prime Nonferrous Smelting 7.5%
All Others 39.1% *
Row: 1, Col: 1, Value: 39.1
Row: 1, Col: 2, Value: 7.5
Row: 1, Col: 3, Value: 10.3
Row: 1, Col: 4, Value: 12.6
Row: 1, Col: 5, Value: 13.2
Row: 1, Col: 6, Value: 17.3
* INCLUDES SHORT-TERM INVESTMENTS
% OF FUND'S INVESTMENTS
INDUSTRIAL MATERIALS PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW



Doug Chase,
Portfolio Manager of
Fidelity Select Industrial
Materials Portfolio
Q. HOW DID THE FUND PERFORM, DOUG?
A. Not as well as I would have liked. For the 12 months that ended February 28, 1997, the fund returned 12.69%. The Standard & Poor's 500 Index returned 26.16% over the same period.
Q. WHAT HELD THE FUND BACK?
A. Cyclical stocks generally continued to underperform the overall stock market while the U.S. market continued to outperform most international markets. The fund had considerable positions in both non-ferrous metal and international stocks, and both proved to be disappointing. In North America, non-ferrous metals - basically non-steel metals - didn't fare too badly relative to the strong performance of the overall stock market. However, the fund's foreign non-ferrous holdings and its overall positions in international stocks - which entail more risk than U.S. investments - suffered due to pricing trends. North American stocks followed the industry's positive fundamental characteristics - such as valuations and earnings - while international stocks tended to track the price of industrial materials, which fell. In addition, I underweighted the portfolio in chemical stocks relative to the index due to what I felt were excessive valuations. While the fund's individual chemical stocks performed well relative to the index, an underweighting in chemical stocks hurt. This strategy worked against the fund, but I still feel those stocks were too rich.
Q. ANALYZING ECONOMIC CYCLES IS A KEY COMPONENT OF YOUR STOCK PICKING STRATEGY. CAN YOU COMPARE THE U.S. AND EUROPEAN ECONOMIC CYCLES?
A. I really think U.S. investors are too bullish on how fast the European economy will recover. I'd put Japan's economy in that category as well. Both Europe and Japan have a litany of issues to fight through and may have to abandon long-held social structures if they're going to be competitive with the United States. Companies in the U.S. are succeeding by reducing costs, either through personnel reduction or balance sheet restructuring. In Europe, where unemployment is extremely high, it's a bit harder to cut personnel. I'm not as optimistic that these economies will be as strong as soon as some market followers think.
Q. THE FUND'S POSITION IN PRECIOUS METAL STOCKS ROSE FROM APPROXIMATELY 4% TO OVER 12%. WHAT WAS THE STORY THERE?
A. When gold fell to $340 per ounce, its price was at a 12-year low and I decided to step to the plate. The market consensus was that many central banks in Europe were going to sell enormous amounts of gold in order to meet European Monetary Union requirements. When gold prices fell, many of the world's mines became uneconomical and lots of new projects faced postponement. At the close of the period, gold prices were hovering around $360, so this move helped. It will likely take a couple of quarters, however, before this strategy plays out completely.
Q. WHICH INDIVIDUAL STOCKS CONTRIBUTED POSITIVELY TO PERFORMANCE? WHICH WERE DISAPPOINTMENTS?
A. Aluminum Co. of America, also known as Alcoa, was a positive contributor. In addition, some of the non-commodity chemical stocks I owned
- such as Monsanto, Cytec and du Pont - realized strong performance as a result of successful cost-cutting programs. On the flip side, Huntco, a metals manufacturer, turned in a subpar performance, and the portfolio's railroad stocks performed below expectations.
Q. WHAT'S YOUR OUTLOOK GOING FORWARD?
A. Toward the end of the period, I began to look more closely at paper and forest stocks. For much of the period, the fundamental characteristics of paper stocks didn't appeal to me. As the period drew to an end, though, these characteristics improved and I started to nibble. I may continue this strategy and can envision de-emphasizing chemical stocks in the process. I don't expect to increase my international holdings, and we'll have to see how the gold market progresses before I make any changes in that area.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.


FUND FACTS
START DATE: September 29, 1986
FUND NUMBER: 509
TRADING SYMBOL: FSDPX
SIZE: as of February 28, 1997, more than $66 million
MANAGER: Doug Chase, since 1994; manager,
Fidelity Select Automotive Portfolio, since May
1996; equity analyst, steel, non-ferrous metals, since 1993; joined Fidelity in 1993
(checkmark)
INDUSTRIAL MATERIALS PORTFOLIO
INVESTMENTS FEBRUARY 28, 1997

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 97.0%
 SHARES VALUE (NOTE 1)
AUTOS, TIRES, & ACCESSORIES - 1.2%
AUTO & TRUCK PARTS - 1.2%
Cummins Engine Co., Inc.   16,300 $ 825,184
BUILDING MATERIALS - 3.6%
PAINT & VARNISH - 1.4%
Sherwin-Williams Co.   16,300  914,838
PLUMBING SUPPLIES - WHOLESALE - 2.2%
Masco Corp.   41,500  1,457,688
TOTAL BUILDING MATERIALS   2,372,526
CHEMICALS & PLASTICS - 16.5%
AGRICULTURAL CHEMICALS - 1.5%
FMC Corp. (a)  12,300  845,625
OM Group, Inc.   6,100  176,900
  1,022,525
CHEMICALS - 13.2%
Cytec Industries, Inc. (a)  76,000  3,011,500
Monsanto Co.   81,700  2,971,838
Raychem Corp.   32,810  2,792,951
  8,776,289
CHEMICALS, GENERAL - 0.6%
Great Lakes Chemical Corp.   8,200  380,275
INDUSTRIAL GASES - 1.2%
Air Products & Chemicals, Inc.   11,000  815,375
TOTAL CHEMICALS & PLASTICS   10,994,464
IRON & STEEL - 6.7%
BLAST FURNACES - 3.3%
Huntco, Inc. Class A  154,500  1,776,750
LTV Corp.   28,600  357,500
Steel Dynamics, Inc. (a)  2,500  50,000
  2,184,250
IRON & STEEL BLAST FURNACES, MILLS - 3.4%
Birmingham Steel Corp.   125,000  2,265,625
TOTAL IRON & STEEL   4,449,875
METALS & MINING - 41.6%
ALUMINUM, EXTRUDED PRODUCTS - 10.3%
Alumax, Inc. (a)  174,700  6,835,138
COPPER ORES - 1.6%
Freeport McMoRan Copper & Gold, Inc.
 Class A  32,700  1,066,838
METAL MINING - 0.4%
Pasminco Ltd.   139,800  261,286
METAL MINING SERVICES - 4.1%
Eramet SA  55,254  2,756,894
METAL ORES - 17.3%
Pechiney SA Class A  110,475  4,660,845
QNI Ltd.   3,295,000  6,825,510
  11,486,355
PRIME NONFERROUS SMELTING - 7.5%
Aluminum Co. of America  40,400  2,878,500
Inco Ltd.   60,500  2,129,207
  5,007,707

 SHARES VALUE (NOTE 1)
SECONDARY NONFERROUS SMELTING - 0.4%
IMCO Recycling, Inc.   16,300 $ 256,725
TOTAL METALS & MINING   27,670,943
PAPER & FOREST PRODUCTS - 10.8%
CONVERTED PAPER & PAPERBOARD - 4.1%
Boise Cascade Corp.   81,700  2,685,888
PAPER - 3.6%
Champion International Corp.   32,700  1,442,888
Chesapeake Corp.   32,700  968,738
  2,411,626
PAPERBOARD MILLS - 3.1%
Jefferson Smurfit Corp. (a)  152,600  2,079,175
TOTAL PAPER & FOREST PRODUCTS   7,176,689
PRECIOUS METALS - 12.6%
GOLD ORES - 12.6%
Bre-X Minerals Ltd. (a)  65,400  936,915
Bresea Resources Ltd. (a)  57,200  432,716
Bro-X Minerals Ltd.   6,500  11,165
Golden Knight Resources, Inc. (a)  228,800  836,166
Kinross Gold Corp. (a)  119,700  853,031
Newmont Gold Co.   32,700  1,594,125
Newmont Mining Corp.   57,200  2,717,000
TVX Gold, Inc. (a)  112,400  998,180
  8,379,298
RAILROADS - 3.5%
Burlington Northern Santa Fe Corp.   14,392  1,198,134
CSX Corp.   23,700  1,093,163
  2,291,297
SHIPPING - 0.5%
Kirby Corp. (a)  17,200  318,200
TOTAL COMMON STOCKS
 (Cost $61,068,027)   64,478,476
CASH EQUIVALENTS - 3.0%
Taxable Central Cash Fund (b)
 (Cost $2,024,053)  2,024,053  2,024,053
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $63,092,080)  $ 66,502,529
LEGEND
1. Non-income producing
2. At period end, the seven-day yield on the Taxable Central Cash Fund was 5.31%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $93,482,166 and $122,109,816, respectively (see Note 3 of Notes to Financial Statements).
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $37,253 for the period (see
Note 4 of Notes to Financial Statements).
Distribution of investments by country of issue, as a percentage of total value of investment in securities, is as follows:
United States   68.9%
France   11.1
Australia   10.7
Canada   9.3
TOTAL   100.0%
INCOME TAX INFORMATION
At February 28, 1997, the aggregate cost of investment securities for income tax purposes was $63,320,541. Net unrealized appreciation aggregated $3,181,988 of which $5,904,964 related to appreciated investment securities and $2,722,976 related to depreciated investment securities.
The fund hereby designates approximately $2,683,000 as a capital gain dividend for the purpose of the dividend paid deduction.
A total of 61% of the dividends distributed during the fiscal year qualifies for the dividends-received deduction for corporate shareholders (unaudited).
The fund will notify shareholders in January 1998 of the applicable percentage for use in preparing 1997 income tax returns.
INDUSTRIAL MATERIALS PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
 FEBRUARY 28, 1997


ASSETS

Investment in securities, at value                                                                                 $ 66,502,529
(cost $63,092,080) - See accompanying schedule

Receivable for investments sold                                                                                     264,858

Receivable for fund shares sold                                                                                     212,756

Dividends receivable                                                                                                171,024

Interest receivable                                                                                                 12,280

Redemption fees receivable                                                                                          105

Other receivables                                                                                                   650

 TOTAL ASSETS                                                                                                       67,164,202

LIABILITIES

Payable for fund shares redeemed                                                                       $ 595,353

Accrued management fee                                                                                  40,649

Other payables and accrued expenses                                                                     66,330

 TOTAL LIABILITIES                                                                                                  702,332

NET ASSETS                                                                                                         $ 66,461,870

Net Assets consist of:

Paid in capital                                                                                                    $ 58,094,123

Undistributed net investment income                                                                                 67,759

Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions                 4,896,930

Net unrealized appreciation (depreciation) on investments                                                           3,403,058
and assets and liabilities in
foreign currencies

NET ASSETS, for 2,402,786                                                                                          $ 66,461,870
shares outstanding

NET ASSET VALUE and redemption price per share ($66,461,870 (divided by) 2,402,786 shares)                          $27.66

Maximum offering price per share (100/97.00 of $27.66)                                                              $28.52


STATEMENT OF OPERATIONS
 YEAR ENDED FEBRUARY 28, 1997


INVESTMENT INCOME                                                               $ 1,337,285
Dividends

Interest                                                                         356,908

 TOTAL INCOME                                                                    1,694,193

EXPENSES

Management fee                                                     $ 590,927

Transfer agent fees                                                 750,324

Accounting fees and expenses                                        98,357

Non-interested trustees' compensation                               668

Custodian fees and expenses                                         20,877

Registration fees                                                   16,703

Audit                                                               25,436

Legal                                                               708

Miscellaneous                                                       6,391

 Total expenses before reductions                                   1,510,391

 Expense reductions                                                 (36,563      1,473,828
                                                                   )

NET INVESTMENT INCOME                                                            220,365

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                              8,999,281

 Foreign currency transactions                                      171          8,999,452

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                              1,209,228

 Assets and liabilities in                                          (7,685       1,201,543
 foreign currencies                                                )

NET GAIN (LOSS)                                                                  10,200,995

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                 $ 10,421,360

OTHER INFORMATION                                                               $ 866,268
Sales charges paid to FDC

 Deferred sales charges withheld                                                $ 4,072
 by FDC

 Exchange fees withheld by FSC                                                  $ 40,763

 Expense reductions                                                             $ 33,612
 Directed brokerage arrangements

  Custodian interest credits                                                     209

  Transfer agent interest credits                                                2,742

                                                                                $ 36,563


STATEMENT OF CHANGES IN NET ASSETS
INCREASE         YEAR ENDED     YEAR ENDED
(DECREASE) IN    FEBRUARY 28,   FEBRUARY 29,
NET ASSETS       1997           1996

Operations          $ 220,365       $ 627,773
Net
investment
income

 Net realized        8,999,452       13,688,969
gain (loss)

 Change in           1,201,543       (3,691,387
net                                 )
unrealized
appreciation
(depreciation
)

 NET INCREASE        10,421,360      10,625,355
(DECREASE)
IN NET
ASSETS
RESULTING
FROM
OPERATIONS

Distributions to     (200,673        (782,540
shareholders        )               )
From net
investment
income

 From net            (5,508,154      -
realized gain       )

 TOTAL               (5,708,827      (782,540
DISTRIBUTION        )               )
S

Share                113,772,805     164,160,384
transactions
Net proceeds
from sales of
shares

 Reinvestmen         5,651,415       774,191
t of
distributions

 Cost of             (144,145,096    (272,164,952
shares              )               )
redeemed

 Paid in             131,891         271,871
capital
portion of
redemption
fees

 NET INCREASE        (24,588,985     (106,958,506
(DECREASE)          )               )
IN NET
ASSETS
RESULTING
FROM SHARE
TRANSACTIO
NS

  TOTAL              (19,876,452     (97,115,691
INCREASE            )               )
(DECREASE)
IN NET ASSETS


NET ASSETS

 Beginning of        86,338,322      183,454,013
period

 End of period      $ 66,461,870    $ 86,338,322
(including
undistribute
d net
investment
income of
$67,759
and
$81,888,
respectivel
y)

OTHER
INFORMATION
Shares

 Sold                4,147,616       6,349,116

 Issued in           212,018         30,728
reinvestment
of
distributions

 Redeemed            (5,268,325      (10,999,650
                    )               )

 Net increase        (908,691)       (4,619,806)
(decrease)


SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

             YEAR ENDED     YEAR ENDED     YEARS ENDED FEBRUARY 28,          TEN MONTHS
             FEBRUARY 28,   FEBRUARY 29,                                     ENDED
                                                                             FEBRUARY 28,

SELECTED     1997           1996           1995                       1994   1993
PER-SHARE
DATA D


Net asset        $ 26.07    $ 23.13    $ 21.67     $ 17.44     $ 17.12
value,
beginning of
period

Income from
Investment
Operations

 Net              .06        .12        .17         .15         .12
investment
income

 Net realized     3.12       2.92       1.43        4.07        .19
and
unrealized
gain (loss)

 Total from       3.18       3.04       1.60        4.22        .31
investment
operations

Less
Distributions

 From net         (.06)      (.15)      (.18)       (.06)       (.08)
investment
income

 From net         (1.57)     -          -           -           -
realized gain

 Total            (1.63)     (.15)      (.18)       (.06)       (.08)
distributions

Redemption        .04        .05        .04         .07         .09
fees added to
paid in
capital

Net asset        $ 27.66    $ 26.07    $ 23.13     $ 21.67     $ 17.44
value, end of
period

TOTAL             12.69%     13.38%     7.65%       24.66%      2.36%
RETURN B, C

RATIOS AND
SUPPLEMENT
AL DATA

Net assets,      $ 66,462   $ 86,338   $ 183,454   $ 155,721   $ 25,041
end of period
(000 omitted)

Ratio of          1.54%      1.64%      1.56%       2.10%       2.02% A
expenses to
average net
assets

Ratio of          1.51% E    1.61% E    1.53% E     2.08% E     2.02% A
expenses to
average net
assets after
expense
reductions

Ratio of net      .23%       .49%       .77%        .75%        .86% A
investment
income to
average net
assets

Portfolio         105%       138%       139%        185%        273% A
turnover rate

Average          $ .0242
commission
rate F


A ANNUALIZED B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT
BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 8 OF NOTES TO FINANCIAL
STATEMENTS). C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR
PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. D NET INVESTMENT INCOME PER
SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE
PERIOD. E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES
WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 8 OF NOTES TO
FINANCIAL STATEMENTS). F FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A
FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES
ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND
FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE
TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.


PAPER AND FOREST PRODUCTS PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value), but does not include certain fees paid by shareholders upon exchange or redemption. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED                     PAST 1   PAST 5    PAST 10
FEBRUARY 28, 1997                 YEAR     YEARS     YEARS

PAPER AND FOREST PRODUCTS         10.87%   82.69%    103.28%

PAPER AND FOREST PRODUCTS         7.55%    77.21%    97.18%
(INCL. 3% SALES CHARGE)

S&P 500                           26.16%   118.75%   276.74%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one, five, or 10 years. You can compare the fund's returns to the performance of the S&P 500 - a widely recognized, unmanaged index of common stocks. This benchmark reflects reinvestment of dividends and capital gains, if any, and excludes the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED               PAST 1   PAST 5   PAST 10
FEBRUARY 28, 1997           YEAR     YEARS    YEARS

PAPER AND FOREST PRODUCTS   10.87%   12.81%   7.35%

PAPER AND FOREST PRODUCTS   7.55%    12.12%   7.03%
(INCL. 3% SALES CHARGE)

S&P 500                     26.16%   16.94%   14.16%

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

UNDERSTANDING PERFORMANCE
How a fund did yesterday is no guarantee of
how it will do tomorrow. The stock market, for
example, has a history of growth in the long run
and volatility in the short run. Unlike the broader
market, however, some sectors may not have
a history of growth in the long run. And, as
with all stock funds, the share price and
return of a fund that invests in a sector will
vary. That means if you sell your shares
during a sector downturn, you might lose
money. But if you can identify a sector that is
about to experience rapid growth you may
have the potential for above-average gains.
(checkmark)
$10,000 OVER 10 YEARS
 1987/02/28       9700.00                    10000.00
  1987/03/31      10443.30                    10289.00
  1987/04/30       9823.88                    10197.43
  1987/05/31       9260.22                    10286.15
  1987/06/30       9669.03                    10805.60
  1987/07/31       9786.72                    11353.44
  1987/08/31      10499.04                    11776.92
  1987/09/30      10183.14                    11519.01
  1987/10/31       7160.41                     9037.81
  1987/11/30       6912.64                     8293.10
  1987/12/31       7738.47                     8924.20
  1988/01/31       7425.94                     9299.91
  1988/02/29       8125.74                     9733.29
  1988/03/31       7867.56                     9432.53
  1988/04/30       7955.88                     9537.23
  1988/05/31       7867.56                     9620.20
  1988/06/30       8682.85                    10061.77
  1988/07/31       8295.59                    10023.54
  1988/08/31       7887.94                     9682.74
  1988/09/30       8044.21                    10095.22
  1988/10/31       7867.56                    10375.87
  1988/11/30       7697.71                    10227.49
  1988/12/31       8262.42                    10406.47
  1989/01/31       8344.16                    11168.23
  1989/02/28       8098.94                    10890.14
  1989/03/31       8105.76                    11143.88
  1989/04/30       8398.65                    11722.25
  1989/05/31       8548.51                    12197.00
  1989/06/30       8003.58                    12127.48
  1989/07/31       8773.29                    13222.59
  1989/08/31       9399.95                    13481.75
  1989/09/30       8882.27                    13426.47
  1989/10/31       8480.39                    13114.98
  1989/11/30       8419.09                    13382.52
  1989/12/31       8599.40                    13703.71
  1990/01/31       7813.25                    12784.19
  1990/02/28       7889.10                    12949.10
  1990/03/31       8109.78                    13292.25
  1990/04/30       7585.68                    12959.95
  1990/05/31       8089.09                    14223.54
  1990/06/30       7896.00                    14126.82
  1990/07/31       8013.23                    14081.62
  1990/08/31       7054.68                    12808.64
  1990/09/30       6371.97                    12184.86
  1990/10/31       6171.98                    12132.46
  1990/11/30       6792.63                    12916.22
  1990/12/31       7300.24                    13276.58
  1991/01/31       7903.34                    13855.44
  1991/02/28       8282.02                    14846.11
  1991/03/31       8450.33                    15205.38
  1991/04/30       8864.08                    15241.87
  1991/05/31       9880.92                    15900.32
  1991/06/30       9628.47                    15172.09
  1991/07/31       9635.48                    15879.11
  1991/08/31       9684.57                    16255.44
  1991/09/30       9312.89                    15983.98
  1991/10/31       9663.53                    16198.16
  1991/11/30       8927.19                    15545.38
  1991/12/31       9838.19                    17323.77
  1992/01/31      10743.02                    17001.55
  1992/02/29      10793.28                    17222.57
  1992/03/31      10865.10                    16886.73
  1992/04/30      11037.44                    17383.20
  1992/05/31      10728.65                    17468.37
  1992/06/30      10657.38                    17208.09
  1992/07/31      10578.22                    17911.90
  1992/08/31      10153.65                    17544.71
  1992/09/30      10045.71                    17751.74
  1992/10/31      10535.05                    17813.87
  1992/11/30      10923.63                    18421.32
  1992/12/31      11024.18                    18647.90
  1993/01/31      11363.72                    18804.55
  1993/02/28      11616.57                    19060.29
  1993/03/31      11602.12                    19462.46
  1993/04/30      12129.90                    18991.47
  1993/05/31      12166.04                    19500.44
  1993/06/30      11905.81                    19556.99
  1993/07/31      11782.92                    19478.76
  1993/08/31      12100.98                    20217.01
  1993/09/30      11522.68                    20061.34
  1993/10/31      11970.87                    20476.61
  1993/11/30      12715.43                    20282.08
  1993/12/31      13069.64                    20527.49
  1994/01/31      14587.68                    21225.43
  1994/02/28      14175.64                    20650.22
  1994/03/31      12672.06                    19749.87
  1994/04/30      12657.89                    20002.67
  1994/05/31      13174.24                    20330.71
  1994/06/30      13041.47                    19832.61
  1994/07/31      14147.93                    20483.12
  1994/08/31      15726.48                    21322.93
  1994/09/30      16006.78                    20800.52
  1994/10/31      15010.97                    21268.53
  1994/11/30      14354.47                    20493.93
  1994/12/31      14917.47                    20797.85
  1995/01/31      14817.30                    21337.14
  1995/02/28      16289.01                    22168.65
  1995/03/31      16404.59                    22822.85
  1995/04/30      16472.43                    23494.98
  1995/05/31      16744.76                    24434.07
  1995/06/30      18262.06                    25001.68
  1995/07/31      18884.55                    25830.73
  1995/08/31      18868.98                    25895.57
  1995/09/30      18557.74                    26988.36
  1995/10/31      18285.41                    26892.01
  1995/11/30      18557.74                    28072.57
  1995/12/31      18186.60                    28613.25
  1996/01/31      18640.19                    29587.24
  1996/02/29      17784.35                    29861.52
  1996/03/31      18691.55                    30149.08
  1996/04/30      19508.80                    30593.48
  1996/05/31      19115.59                    31382.49
  1996/06/30      18043.19                    31502.05
  1996/07/31      17569.54                    30110.29
  1996/08/31      18552.58                    30745.32
  1996/09/30      19222.83                    32475.67
  1996/10/31      19187.08                    33371.34
  1996/11/30      19410.50                    35893.88
  1996/12/31      19471.65                    35182.83
  1997/01/31      19672.20                    37381.05
  1997/02/28      19717.78                    37674.12
Let's say hypothetically that $10,000 was invested in Fidelity Select Paper and Forest Products Portfolio on February 28, 1987, and the current maximum 3% sales charge was paid. As the chart shows, by February 28, 1997, the value of the investment would have grown to $19,718 - a 97.18% increase on the initial investment. For comparison, look at how the S&P 500 did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $37,674 - a 276.74% increase. INVESTMENT SUMMARY
TOP TEN STOCKS AS OF FEBRUARY 28, 1997
                                        % OF FUND'S
                                        INVESTMENTS

Boise Cascade Corp.                     7.0

Willamette Industries, Inc.             5.7

Hollinger International, Inc. Class A   5.1

Kimberly-Clark Corp.                    4.9

Chesapeake Corp.                        4.8

Specialty Paperboard, Inc.              4.5

IKON Office Solutions, Inc.             4.5

Fort Howard Corp.                       4.1

Jefferson Smurfit Corp.                 3.8

James River Corp. of Virginia           3.8

TOP INDUSTRIES AS OF FEBRUARY 28, 1997
Paper & Forest Products 73.9%
Publishing 5.2%
Retail & Wholesale,
Miscellaneous 4.5%
Insurance 3.5%
Tobacco 3.4%
All Others 9.5% *


Row: 1, Col: 1, Value: 9.5
Row: 1, Col: 2, Value: 3.4
Row: 1, Col: 3, Value: 3.5
Row: 1, Col: 4, Value: 4.5
Row: 1, Col: 5, Value: 5.2
Row: 1, Col: 6, Value: 73.90000000000001
* INCLUDES SHORT-TERM INVESTMENTS
% OF FUND'S INVESTMENTS
PAPER AND FOREST PRODUCTS PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW



Larry Rakers,
Portfolio Manager of
Fidelity Select Paper and Forest Products Portfolio
Q. HOW DID THE FUND PERFORM, LARRY?
A. The fund was up 10.87% for the 12 months that ended February 28, 1997, while the Standard & Poor's 500 Index gained 26.16% over the same period.
Q. WHAT CONTRIBUTED TO THE FUND'S PERFORMANCE DURING THE PERIOD?
A. The fundamentals for paper were terrible last year. Producers added a lot of new capacity over the last several years, which depressed the prices of commodity paper products. For example, pulp was down about 40% last year, and paper was down about 35%. The demand for paper and forest products is very sensitive to how fast the economy is growing. When producers add production capacity at a faster rate than Gross Domestic Product (GDP) growth, as they have been doing, it's a recipe for disaster. GDP growth in 1994, 1995 and 1996 averaged somewhere around 3.5%. The problem was that the industry added capacity at an annual rate of about 5%. Supply outstripped demand, and the result was collapsing commodity paper prices.
Q. WHY WOULD PAPER PRODUCERS DO THAT - CUT THEIR OWN THROATS, SO TO SPEAK?
A. When everything is going well, as it was a few years ago in the paper industry, companies naturally want a bigger piece of the pie. So they add capacity. But in fairness to the paper producers, planning their production is a very difficult thing to do. They have to estimate how fast the economy is going to grow, and how much capacity their competitors will add. No one has that kind of forecasting down to an exact science.
Q. WHAT KIND OF STRATEGY DID YOU USE LAST YEAR?
A. I was very selective. Tissue and lumber companies were two bright spots in this industry, so my strategy was to overweight the fund in those two areas. In addition, I tried to retain meaningful exposure in the commodity paper area in case the prices of pulp, paper and newsprint recovered. Most of the companies we invested in were based in the United States, though in a few cases, where we judged the added risk to be worthwhile, we also owned foreign stocks.
Q. WHAT WERE SOME OF THE STOCKS THAT DID WELL FOR THE FUND DURING THE
PERIOD?
A. Tissue producers such as Kimberly-Clark, Chesapeake Corp., Fort Howard Corp. and James River did well for us. In the lumber area, Timberwest was put up for sale, the stock rose as a result and we took profits. Weyerhaeuser and Slocan Forest Products were also beneficial holdings with significant lumber components. There were a few specialty paper producers that performed well, too. For instance, Schweitzer-Mauduit International is a producer of cigarette paper. Specialty Paperboard was another stock that helped the fund.
Q. HOW ABOUT STOCKS THAT DIDN'T PERFORM WELL?
A. As a category, I'd say that the commodity pulp and paper producers had difficulty last year, including such stocks as Stone Container. Union Camp was also a disappointment, although its return was slightly positive.
Q. WHAT ARE THE PROSPECTS FOR THE IMMEDIATE FUTURE, LARRY?
A. A lot depends on the economy. Producers have drastically scaled back how much capacity they are adding; those numbers should be about 2.5% to 3% this year, and about 1% in 1998 and 1999. So the big question is whether GDP growth will continue at its current slow but steady rate. If it does, pulp and paper prices should recover. On the other hand, if the economy slips into recession and GDP falls or is flat, there will be continued downward pressure on commodity paper prices and, consequently, on the stocks of companies with exposure in that area. My own view is that the economy will continue on a slow but positive growth path and, as a result, there's a good chance we'll see higher commodity paper prices later on this year or in 1998. So that bodes well for many of the fund's holdings.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND FACTS
START DATE: June 30, 1986
FUND NUMBER: 506
TRADING SYMBOL: FSPFX
SIZE: as of February 28, 1997, more than $19 million
MANAGER: Larry Rakers, since 1996; manager,
Fidelity Select Energy Portfolio, since January
1997; Fidelity Select American Gold Portfolio,
1995-February 1997; Fidelity Select Precious
Metals and Minerals Portfolio, July 1996-
February 1997; joined Fidelity in 1993
(checkmark)
PAPER AND FOREST PRODUCTS PORTFOLIO
INVESTMENTS FEBRUARY 28, 1997

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 92.5%
 SHARES VALUE (NOTE 1)
BASIC INDUSTRIES - 75.9%
CHEMICALS & PLASTICS - 0.6%
Minerals Technologies, Inc.   3,200 $ 121,198
METALS & MINING - 0.4%
English China Clay PLC  21,500  74,973
PACKAGING & CONTAINERS - 1.8%
Gaylord Container Corp. Class A (a)  53,200  339,150
PAPER & FOREST PRODUCTS - 73.1%
Alliance Forest Products, Inc. (a)  19,000  409,677
Assi Doman AB Free shares  5,000  129,160
Boise Cascade Corp.   40,400  1,328,150
Bowater, Inc.   11,700  495,788
Buckeye Cellulose Corp. (a)  20,000  602,500
Caraustar Industries, Inc.   3,000  89,250
Champion International Corp.   7,900  348,588
Chesapeake Corp.   31,000  918,375
Consolidated Papers, Inc.   2,000  101,250
Crown Pacific Partners LP unit  4,400  96,800
Domtar, Inc.   14,700  133,768
Donohue, Inc. (vtg.)  12,210  234,713
Enso OY Class R  13,000  112,215
Fletcher Challenge Canada Ltd. Class A  3,400  56,412
Fort Howard Corp. (a)  26,500  788,375
Georgia-Pacific Corp.   2,400  187,200
Glatfelter (P.H.) Co.   19,100  327,088
International Paper Co.   1,500  62,625
James River Corp. of Virginia  22,000  720,500
Jefferson Smurfit Group PLC
 sponsored ADR (a)  3,200  80,800
Jefferson Smurfit Corp. (a)  53,400  727,575
Kimberly-Clark Corp.   8,830  935,980
Louisiana-Pacific Corp.   1,400  29,750
Mead Corp.   5,200  302,900
Mercer International, Inc. SBI  69,000  655,500
Plum Creek Timber Co. LP depositary unit  3,000  86,625
Rayonier, Inc.   5,100  193,800
Slocan Forest Products Ltd.   12,800  137,529
Specialty Paperboard, Inc. (a)  34,900  863,775
Stone Consolidated Corp.   2,000  32,526
Stone Container Corp.   4,000  52,000
Stora Kopparbergs B Free shares  3,000  40,441
Svenska Cellulosa AB (SCA)
 Class B Ord.   32,000  707,621
Temple-Inland, Inc.   400  22,050
Union Camp Corp.   2,800  135,100
UPM-Kymmene Corp. (a)  7,200  151,445
Wausau Paper Mills Co.   11,037  219,360
Westvaco Corp.   700  20,650
Weyerhaeuser Co.   6,900  319,125
Willamette Industries, Inc.   17,100  1,094,400
  13,951,386
TOTAL BASIC INDUSTRIES   14,486,707
FINANCE - 3.5%
INSURANCE - 3.5%
Arbatax International, Inc. (a)  95,800  675,390
MEDIA & LEISURE - 5.2%
PUBLISHING - 5.2%
Hollinger International, Inc. Class A  96,900  981,113

 SHARES VALUE (NOTE 1)
NONDURABLES - 3.4%
TOBACCO - 3.4%
Schweitzer-Mauduit International, Inc.   19,100 $ 651,788
RETAIL & WHOLESALE - 4.5%
RETAIL & WHOLESALE, MISCELLANEOUS - 4.5%
IKON Office Solutions, Inc.   20,900  862,125
TOTAL COMMON STOCKS
 (Cost $17,697,838)   17,657,123
CONVERTIBLE PREFERRED STOCKS - 0.8%
BASIC INDUSTRIES - 0.8%
PAPER & FOREST PRODUCTS - 0.8%
James River Corp., Series P,
 $1.55 depositary shares representing
 1/100 share (dividend enhanced)
 (Cost $122,507)  4,600  140,875
CASH EQUIVALENTS - 6.7%
Taxable Central Cash Fund (b)
 (Cost $1,285,499)  1,285,499  1,285,499
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $19,105,844) $ 19,083,497
LEGEND
1. Non-income producing
2. At period end, the seven-day yield on the Taxable Central Cash Fund was 5.31%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $51,584,813 and $60,498,409, respectively (see Note 3 of Notes to Financial Statements).
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The com-missions paid to these affiliated firms were $23,792 for the period (see Note 4 of Notes to Financial Statements).
The fund participated in the bank borrowing program. The maximum loan and average daily balances during the period for which loans were outstanding amounted to $2,916,000. The weighted average interest rate was 5.9%. (see
Note 7 of Notes to Financial Statements).
Distribution of investments by country of issue, as a percentage of total value of investment in securities, is as follows:
United States   81.0%
Canada   12.2
Sweden   4.6
Finland   1.4
Others (individually less than 1%)   0.8
TOTAL   100.0%
INCOME TAX INFORMATION
At February 28, 1997, the aggregate cost of investment securities for income tax purposes was $19,211,810. Net unrealized depreciation aggregated $128,313, of which $1,389,817 related to appreciated investment securities and $1,518,130 related to depreciated investment securities.
The fund hereby designates approximately $716,000 as a capital gain dividend for the purpose of the dividend paid deduction.
A total of 35% of the dividends distributed during the fiscal year qualifies for the dividends-received deduction for corporate shareholders (unaudited).
The fund will notify shareholders in January 1998 of the applicable percentage for use in preparing 1997 income tax returns.
PAPER AND FOREST PRODUCTS PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
 FEBRUARY 28, 1997


ASSETS

Investment in securities, at value                                                                                 $ 19,083,497
(cost $19,105,844) - See accompanying schedule

Receivable for investments sold                                                                                     846,137

Receivable for fund shares sold                                                                                     110,945

Dividends receivable                                                                                                23,332

Interest receivable                                                                                                 1,571

Redemption fees receivable                                                                                          49

Other receivables                                                                                                   13,959

 TOTAL ASSETS                                                                                                       20,079,490

LIABILITIES

Payable for investments purchased                                                                      $ 281,699

Payable for fund shares redeemed                                                                        259,514

Accrued management fee                                                                                  11,052

Other payables and accrued expenses                                                                     43,711

 TOTAL LIABILITIES                                                                                                  595,976

NET ASSETS                                                                                                         $ 19,483,514

Net Assets consist of:

Paid in capital                                                                                                    $ 18,614,191

Distributions in excess of net investment income                                                                    (45,703
                                                                                                                   )

Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions                 937,391

Net unrealized appreciation (depreciation) on investments                                                           (22,365
and assets and liabilities in                                                                                      )
foreign currencies

NET ASSETS, for 900,736                                                                                            $ 19,483,514
shares outstanding

NET ASSET VALUE and redemption price per share ($19,483,514 (divided by) 900,736 shares)                            $21.63

Maximum offering price per share (100/97.00 of $21.63)                                                              $22.30


STATEMENT OF OPERATIONS
 YEAR ENDED FEBRUARY 28, 1997


INVESTMENT INCOME                                                               $ 586,040
Dividends

Interest                                                                         124,395

 TOTAL INCOME                                                                    710,435

EXPENSES

Management fee                                                     $ 194,763

Transfer agent fees                                                 385,303

Accounting fees and expenses                                        60,429

Non-interested trustees' compensation                               228

Custodian fees and expenses                                         15,959

Registration fees                                                   18,385

Audit                                                               25,496

Legal                                                               246

Interest                                                            1,434

Miscellaneous                                                       2,693

 Total expenses before reductions                                   704,936

 Expense reductions                                                 (7,444       697,492
                                                                   )

NET INVESTMENT INCOME                                                            12,943

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                              1,735,499

 Foreign currency transactions                                      (287         1,735,212
                                                                   )

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                              336,375

 Assets and liabilities in                                          (62          336,313
 foreign currencies                                                )

NET GAIN (LOSS)                                                                  2,071,525

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                 $ 2,084,468

OTHER INFORMATION                                                               $ 126,407
Sales charges paid to FDC

 Deferred sales charges withheld                                                $ 2,892
 by FDC

 Exchange fees withheld by FSC                                                  $ 31,583

 Expense reductions                                                             $ 5,585
 Directed brokerage arrangements

  Custodian interest credits                                                     148

  Transfer agent interest credits                                                1,711

                                                                                $ 7,444


STATEMENT OF CHANGES IN NET ASSETS
INCREASE         YEAR ENDED     YEAR ENDED
(DECREASE) IN    FEBRUARY 28,   FEBRUARY 29,
NET ASSETS       1997           1996

Operations          $ 12,943       $ 196,357
Net
investment
income

 Net realized        1,735,212      10,192,650
gain (loss)

 Change in           336,313        (5,417,439
net                                )
unrealized
appreciation
(depreciation
)

 NET INCREASE        2,084,468      4,971,568
(DECREASE)
IN NET
ASSETS
RESULTING
FROM
OPERATIONS

Distributions to     (29,671        (148,185
shareholders        )              )
From net
investment
income

 In excess of        (84,325        -
net                 )
investment
income

 From net            (2,413,337     (4,557,795
realized gain       )              )

 TOTAL               (2,527,333     (4,705,980
DISTRIBUTION        )              )
S

Share                84,816,161     89,748,449
transactions
Net proceeds
from sales of
shares

 Reinvestmen         2,489,372      4,602,520
t of
distributions

 Cost of             (94,819,778    (161,775,476
shares              )              )
redeemed

 Paid in             170,585        210,077
capital
portion of
redemption
fees

 NET INCREASE        (7,343,660     (67,214,430
(DECREASE)          )              )
IN NET
ASSETS
RESULTING
FROM SHARE
TRANSACTIO
NS

  TOTAL              (7,786,525     (66,948,842
INCREASE            )              )
(DECREASE)
IN NET ASSETS


NET ASSETS

 Beginning of        27,270,039     94,218,881
period

 End of period      $ 19,483,514   $ 27,270,039
(including
under
(over)
distribution
of net
investment
income of
$(45,703)
and
$46,687,
respectivel
y)

OTHER
INFORMATION
Shares

 Sold                3,914,858      3,969,187

 Issued in           118,411        214,948
reinvestment
of
distributions

 Redeemed            (4,444,689     (7,328,171
                    )              )

 Net increase        (411,420)      (3,144,036)
(decrease)


SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

             YEAR ENDED     YEAR ENDED     YEARS ENDED FEBRUARY 28,          TEN MONTHS
             FEBRUARY 28,   FEBRUARY 29,                                     ENDED
                                                                             FEBRUARY 28,

SELECTED     1997           1996           1995                       1994   1993
PER-SHARE
DATA D


Net asset        $ 20.78    $ 21.14    $ 19.61    $ 16.08    $ 15.37
value,
beginning of
period

Income from
Investment
Operations

 Net              .01        .08        .01        (.01)      .06
investment
income (loss)

 Net realized     2.08       1.83       2.53       3.38       .65
and
unrealized
gain (loss)

 Total from       2.09       1.91       2.54       3.37       .71
investment
operations



Less
Distributions

 From net         (.03)      (.08)      -          (.01)      (.09)
investment
income

 In excess of     (.07)      -          -          -          -
net
investment
income

 From net         (1.25)     (2.27)     (1.17)     -          -
realized gain

 Total            (1.35)     (2.35)     (1.17)     (.01)      (.09)
distributions

Redemption        .11        .08        .16        .17        .09
fees added to
paid in
capital

Net asset        $ 21.63    $ 20.78    $ 21.14    $ 19.61    $ 16.08
value, end of
period

TOTAL             10.87%     9.18%      14.91%     22.03%     5.25%
RETURN B, C

RATIOS AND
SUPPLEMENT
AL DATA

Net assets,      $ 19,484   $ 27,270   $ 94,219   $ 66,908   $ 25,098
end of period
(000 omitted)

Ratio of          2.19%      1.91%      1.88%      2.08%      2.21% A
expenses to
average net
assets

Ratio of          2.16% E    1.90% E    1.87% E    2.07% E    2.21% A
expenses to
average net
assets after
expense
reductions

Ratio of net      .04%       .34%       .05%       (.08)%     .49% A
investment
income (loss)
to average
net assets

Portfolio         180%       78%        209%       176%       222% A
turnover rate

Average          $ .0306
commission
rate F


A ANNUALIZED B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT
BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 8 OF NOTES TO FINANCIAL
STATEMENTS). C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR
PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. D NET INVESTMENT INCOME (LOSS)
PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE
PERIOD. E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES
WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 8 OF NOTES TO
FINANCIAL STATEMENTS). F FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A
FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES
ON WHICH COMMISSIONS ARE CHARGED.  THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND
FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE
TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.


TRANSPORTATION PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value), but does not include certain fees paid by shareholders upon exchange or redemption. If Fidelity had not reimbursed certain fund expenses, the total returns would have been lower. CUMULATIVE TOTAL RETURNS
PERIODS ENDED                   PAST 1   PAST 5    PAST 10
FEBRUARY 28, 1997               YEAR     YEARS     YEARS

TRANSPORTATION                  4.67%    96.78%    226.97%

TRANSPORTATION                  1.53%    90.88%    217.16%
(INCL. 3% SALES CHARGE)

S&P 500                         26.16%   118.75%   276.74%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one, five or 10 years. You can compare the fund's returns to the performance of the S&P 500 - a widely recognized, unmanaged index of common stocks. This benchmark reflects reinvestment of dividends and capital gains, if any, and excludes the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED             PAST 1   PAST 5   PAST 10
FEBRUARY 28, 1997         YEAR     YEARS    YEARS

TRANSPORTATION            4.67%    14.50%   12.58%

TRANSPORTATION            1.53%    13.80%   12.23%
(INCL. 3% SALES CHARGE)

S&P 500                   26.16%   16.94%   14.16%

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

UNDERSTANDING PERFORMANCE
How a fund did yesterday is no guarantee of
how it will do tomorrow. The stock market, for
example, has a history of growth in the long run
and volatility in the short run. Unlike the broader
market, however, some sectors may not have
a history of growth in the long run. And, as
with all stock funds, the share price and
return of a fund that invests in a sector will
vary. That means if you sell your shares
during a sector downturn, you might lose
money. But if you can identify a sector that is
about to experience rapid growth you may
have the potential for above-average gains.
(checkmark)
$10,000 OVER 10 YEARS
 1987/02/28       9700.00                    10000.00
  1987/03/31       9700.00                    10289.00
  1987/04/30       9766.04                    10197.43
  1987/05/31       9914.64                    10286.15
  1987/06/30      10211.83                    10805.60
  1987/07/31      10616.34                    11353.44
  1987/08/31      10616.34                    11776.92
  1987/09/30      10038.47                    11519.01
  1987/10/31       6802.38                     9037.81
  1987/11/30       6406.13                     8293.10
  1987/12/31       7050.64                     8924.20
  1988/01/31       7403.17                     9299.91
  1988/02/29       8015.90                     9733.29
  1988/03/31       8259.32                     9432.53
  1988/04/30       8284.50                     9537.23
  1988/05/31       8234.14                     9620.20
  1988/06/30       9073.50                    10061.77
  1988/07/31       8955.99                    10023.54
  1988/08/31       8536.31                     9682.74
  1988/09/30       9098.68                    10095.22
  1988/10/31       9392.46                    10375.87
  1988/11/30       9476.39                    10227.49
  1988/12/31       9761.78                    10406.47
  1989/01/31      10601.14                    11168.23
  1989/02/28      10710.26                    10890.14
  1989/03/31      11037.61                    11143.88
  1989/04/30      11406.93                    11722.25
  1989/05/31      11893.76                    12197.00
  1989/06/30      11820.43                    12127.48
  1989/07/31      12536.82                    13222.59
  1989/08/31      13351.72                    13481.75
  1989/09/30      13092.02                    13426.47
  1989/10/31      12259.22                    13114.98
  1989/11/30      12366.68                    13382.52
  1989/12/31      12542.73                    13703.71
  1990/01/31      11755.07                    12784.19
  1990/02/28      12303.44                    12949.10
  1990/03/31      12672.35                    13292.25
  1990/04/30      12193.77                    12959.95
  1990/05/31      12642.43                    14223.54
  1990/06/30      12503.26                    14126.82
  1990/07/31      12461.72                    14081.62
  1990/08/31      10634.00                    12808.64
  1990/09/30       9263.22                    12184.86
  1990/10/31       9117.83                    12132.46
  1990/11/30       9491.68                    12916.22
  1990/12/31       9834.38                    13276.58
  1991/01/31      10675.54                    13855.44
  1991/02/28      11714.02                    14846.11
  1991/03/31      11724.41                    15205.38
  1991/04/30      11693.25                    15241.87
  1991/05/31      12617.50                    15900.32
  1991/06/30      12512.74                    15172.09
  1991/07/31      13273.29                    15879.11
  1991/08/31      13512.92                    16255.44
  1991/09/30      13262.87                    15983.98
  1991/10/31      14242.22                    16198.16
  1991/11/30      13356.64                    15545.38
  1991/12/31      15159.06                    17323.77
  1992/01/31      15294.50                    17001.55
  1992/02/29      16117.57                    17222.57
  1992/03/31      15732.08                    16886.73
  1992/04/30      16138.41                    17383.20
  1992/05/31      16471.80                    17468.37
  1992/06/30      15763.34                    17208.09
  1992/07/31      15992.55                    17911.90
  1992/08/31      15513.29                    17544.71
  1992/09/30      16127.99                    17751.74
  1992/10/31      16815.62                    17813.87
  1992/11/30      18034.59                    18421.32
  1992/12/31      18765.77                    18647.90
  1993/01/31      19606.19                    18804.55
  1993/02/28      19872.14                    19060.29
  1993/03/31      21201.92                    19462.46
  1993/04/30      21149.07                    18991.47
  1993/05/31      21939.09                    19500.44
  1993/06/30      22003.14                    19556.99
  1993/07/31      22003.14                    19478.76
  1993/08/31      22408.83                    20217.01
  1993/09/30      22462.21                    20061.34
  1993/10/31      22931.95                    20476.61
  1993/11/30      23060.06                    20282.08
  1993/12/31      24267.18                    20527.49
  1994/01/31      25330.92                    21225.43
  1994/02/28      25330.92                    20650.22
  1994/03/31      24652.93                    19749.87
  1994/04/30      25113.62                    20002.67
  1994/05/31      24709.90                    20330.71
  1994/06/30      24686.15                    19832.61
  1994/07/31      25517.34                    20483.12
  1994/08/31      26277.28                    21322.93
  1994/09/30      25576.71                    20800.52
  1994/10/31      25956.68                    21268.53
  1994/11/30      24401.18                    20493.93
  1994/12/31      25205.44                    20797.85
  1995/01/31      25035.58                    21337.14
  1995/02/28      26825.70                    22168.65
  1995/03/31      27178.50                    22822.85
  1995/04/30      27583.56                    23494.98
  1995/05/31      26760.37                    24434.07
  1995/06/30      26472.90                    25001.68
  1995/07/31      28746.49                    25830.73
  1995/08/31      28720.35                    25895.57
  1995/09/30      28459.02                    26988.36
  1995/10/31      28106.23                    26892.01
  1995/11/30      29073.15                    28072.57
  1995/12/31      29028.66                    28613.25
  1996/01/31      29471.00                    29587.24
  1996/02/29      30300.39                    29861.52
  1996/03/31      31033.02                    30149.08
  1996/04/30      32049.63                    30593.48
  1996/05/31      32091.32                    31382.49
  1996/06/30      32244.20                    31502.05
  1996/07/31      29909.28                    30110.29
  1996/08/31      29937.08                    30745.32
  1996/09/30      30076.06                    32475.67
  1996/10/31      29839.79                    33371.34
  1996/11/30      31952.34                    35893.88
  1996/12/31      31787.40                    35182.83
  1997/01/31      32015.68                    37381.05
  1997/02/28      31716.07                    37674.12
Let's say hypothetically that $10,000 was invested in Fidelity Select Transportation Portfolio on February 28, 1987, and the current maximum 3% sales charge was paid. As the chart shows, by February 28, 1997, the value of the investment would have grown to $31,716 - a 217.16% increase on the initial investment. For comparison, look at how the S&P 500 did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $37,674 - a 276.74% increase. INVESTMENT SUMMARY
TOP TEN STOCKS AS OF FEBRUARY 28, 1997
                                     % OF FUND'S
                                     INVESTMENTS

Delta Air Lines, Inc.                6.6

AMR Corp.                            6.4

Burlington Northern Santa Fe Corp.   6.3

Eaton Corp.                          5.4

Boeing Co.                           5.3

UAL Corp.                            5.3

Federal Express Corp.                4.8

Airborne Freight Corp.               4.8

Cummins Engine Co., Inc.             4.7

Union Pacific Corp.                  3.7

TOP INDUSTRIES AS OF FEBRUARY 28, 1997
Row: 1, Col: 1, Value: 24.3
Row: 1, Col: 2, Value: 9.5
Row: 1, Col: 3, Value: 12.8
Row: 1, Col: 4, Value: 12.9
Row: 1, Col: 5, Value: 13.8
Row: 1, Col: 6, Value: 26.7
Air Transport,
Major National 26.7%
Railroads 13.8%
Trucking, Local &
Long Distance 12.9%
Auto & Truck Parts 12.8%
Air Courier Services 9.5%
All Others 24.3% *
* INCLUDES SHORT-TERM INVESTMENTS
% OF FUND'S INVESTMENTS
TRANSPORTATION PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW



NOTE TO SHAREHOLDERS: Jean-Marc Berteaux became Portfolio Manager of Fidelity Select Transportation Portfolio on January 7, 1997.
Q. HOW DID THE FUND PERFORM, JEAN-MARC?
A. For the 12 months that ended February 28, 1997, the fund returned 4.67%. The Standard & Poor's 500 Index had a return of 26.16% over the same period.
Q. CAN YOU HIGHLIGHT ANY FACTORS THAT CONTRIBUTED TO PERFORMANCE?
A. Two factors simply involved timing. One of the key groups in the portfolio was truck manufacturing stocks. The fund's considerable position in these stocks reflected the belief that truck orders would accelerate during the period. Orders did indeed pick up, but not until three or four months later than anticipated. Also, companies were engaging in a decent amount of restructuring activity designed to increase earnings potential. The market looks favorably upon such activity, but we didn't begin to see the benefits of these restructurings until late in the fourth quarter. Two additional issues I'd point to would be the widespread speculation and ensuing uncertainty over possible mergers and acquisitions, and the subpar performance of both airline and railroad stocks.
Q. WITH RESPECT TO MERGERS AND ACQUISITIONS, WAS THERE A GOOD AMOUNT OF CONSOLIDATION GOING ON DURING THE PERIOD?
A. There weren't a lot of significant deals finalized, but, as I mentioned, there was no shortage of speculation. In the railroad sector, for instance, much investor attention was paid to a potential merger between CSX and Conrail - two of the biggest players in the industry. The possibility of this deal becoming reality resulted in a slew of questions. What was true and fair value? Would the deal fuel other takeover possibilities? Who else might be considered takeover targets? This speculation certainly had a negative effect on the fundamental characteristics of rail stocks. In terms of other segments within the transportation industry, consolidation talk also had an impact on the regional, less-than-truckload (LTL) truck market, air freight forwarders and companies specializing in logistics planning.
Q. CAN YOU EXPLAIN WHAT LTLS ARE?
A. Sure. Trucking companies can be split into two groups: those that make one stop, fill the truck up completely and deliver the goods to one destination, and those that make two or three stops, fill the truck up with goods from different manufacturers and then deliver the products to the respective outlets. We refer to the latter group as less-than-truckloads, or LTLs. I've built a significant position in LTL and truckload stocks because I've felt they have good growth potential and, as I mentioned earlier, I think consolidation will occur in this area.
Q. CAN YOU ISOLATE SOME OF THE CHANGES YOU'VE MADE SINCE YOU BEGAN MANAGING THE FUND?
A. My main focus was on reducing a few of my larger positions and using that money to broaden the number of stocks in the portfolio. In doing so, I'm making less of an industry bet than an individual stock bet, and I'm also spreading out my risk exposure.
Q. WHICH INDIVIDUAL STOCKS PERFORMED WELL? WHICH WERE DISAPPOINTMENTS?
A. Yellow Corp., one of the bigger companies in the trucking business, was a very good stock. The company restructured itself and improved its earnings potential in the process. On the other hand, J.B. Hunt, another trucking firm, was a disappointment. The company announced an unforeseen increase in pay to its drivers - about a 35% hike - that had a negative impact on the stock price. Another negative concerned the fund's position in Federal Express. The price of the stock appeared too expensive, but in hindsight the portfolio would have benefited from holding a higher stake in the company because the stock did quite well.
Q. WHAT'S YOUR OUTLOOK?
A. I'll continue to emphasize truck manufacturing stocks, based on favorable valuations, earnings prospects and expected new truck demand. Pricing trends in the trucking sector are encouraging as well. While airlines were a drag on performance during this past period, I think the group is poised to rebound so I'll look for opportunities there.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND FACTS
START DATE: September 29, 1986
FUND NUMBER: 512
TRADING SYMBOL: FSRFX
SIZE: as of February 28, 1997, more than $8 million
MANAGER: Jean-Marc Berteaux, since January
1997; equity analyst, trucking, air freight and shipping industries, since 1997; equity analyst, European conglomerates, 1996; equity analyst, European paper, 1994-1995; joined
Fidelity in 1994
(checkmark)
TRANSPORTATION PORTFOLIO
INVESTMENTS FEBRUARY 28, 1997

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 96.9%
 SHARES VALUE (NOTE 1)
AEROSPACE & DEFENSE - 8.6%
AIRCRAFT - 8.6%
Boeing Co.   4,500 $ 457,875
McDonnell Douglas Corp.   4,500  285,750
  743,625
AIR TRANSPORTATION - 26.7%
AIR TRANSPORT, MAJOR NATIONAL - 26.7%
AMR Corp. (a)  7,000  550,375
ASA Holdings, Inc.   3,200  72,400
Continental Airlines, Inc. Class B (a)  10,000  286,250
Delta Air Lines, Inc.   7,000  563,500
Northwest Airlines Corp. Class A (a)  9,000  318,375
Southwest Airlines Co.   2,000  47,000
UAL Corp. (a)  8,000  454,000
  2,291,900
AUTOS, TIRES, & ACCESSORIES - 13.8%
AUTO & TRUCK PARTS - 12.8%
Cummins Engine Co., Inc.   8,000  405,000
Eaton Corp.   6,500  466,375
Modine Manufacturing Co.   8,200  225,500
  1,096,875
MOTOR VEHICLES & CAR BODIES - 1.0%
Navistar International Corp. (a)   9,600  92,400
TOTAL AUTOS, TIRES, & ACCESSORIES   1,189,275
INDUSTRIAL MACHINERY & EQUIPMENT - 0.4%
ENGINES & TURBINES - 0.4%
Detroit Diesel Corp.   2,000  34,750
RAILROADS - 13.8%
Burlington Northern Santa Fe Corp.   6,500  541,125
CSX Corp.   1,600  73,800
Illinois Central Corp., Series A  2,000  68,750
Union Pacific Corp.   5,300  319,325
Wisconsin Central Transportation Corp. (a)  5,000  179,375
   1,182,375
SHIPPING - 3.8%
DEEP SEA TRANSPORT - 0.0%
Pacific Basin Bulk Shipping Ltd.
 (warrants) (a)  1,000  -
SHIPPING - 3.8%
Kirby Corp. (a)  11,500  212,750
Knightsbridge Tankers Ltd.   5,000  110,625
TOTAL SHIPPING   323,375
TRUCKING & FREIGHT - 29.8%
AIR COURIER SERVICES - 9.5%
Airborne Freight Corp.   15,000  410,625
Federal Express Corp. (a)  8,000  412,000
  822,625
FREIGHT FORWARDING - 0.6%
Eagle USA Airfreight, Inc. (a)   1,500  50,250
TRUCKING, LOCAL & LONG DISTANCE - 12.9%
Consolidated Freightways Corp.   3,600  30,600
Consolidated Freightways, Inc.   10,600  262,350
Heartland Express, Inc.   5,000  105,000
Knight Transportation, Inc. (a)  4,500  104,625
M.S. Carriers, Inc. (a)  11,900  205,275
Swift Transportation Co., Inc. (a)  3,600  95,850
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
Werner Enterprises, Inc.   6,600 $ 115,500
XTRA Corp.   4,700  190,350
  1,109,550
TRUCKING, LONG DISTANCE - 6.8%
Hunt (J.B.) Transport Services, Inc.   7,200  99,900
Simon Transportation Services, Inc.
 Class A (a)  6,000  102,000
USFreightways Corp.   10,800  260,550
Yellow Corp. (a)  7,600  118,750
  581,200
TOTAL TRUCKING & FREIGHT   2,563,625
TOTAL COMMON STOCKS
 (Cost $8,082,027)   8,328,925
CASH EQUIVALENTS - 3.1%
Taxable Central Cash Fund (b)
 (Cost $266,673)  266,673  266,673
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $8,348,700)  $ 8,595,598
LEGEND
1. Non-income producing
2. At period end, the seven-day yield on the Taxable Central Cash Fund was 5.31%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $17,241,655 and $19,693,750, respectively (see Note 3 of Notes to Financial Statements).
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $4,045 for the period (see Note 4 of Notes to Financial Statements).
INCOME TAX INFORMATION
At February 28, 1997, the aggregate cost of investment securities for income tax purposes was $8,413,216. Net unrealized appreciation aggregated $182,382, of which $467,647 related to appreciated investment securities and $285,265 related to depreciated investment securities.
The fund hereby designates approximately $436,000 as a capital gain dividend for the purpose of the dividend paid deduction.
A total of 100% of the dividends distributed during the fiscal year qualifies for the dividends-received deduction for corporate shareholders (unaudited).
The fund will notify shareholders in January 1998 of the applicable percentage for use in preparing 1997 income tax returns.
TRANSPORTATION PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
 FEBRUARY 28, 1997


ASSETS

Investment in securities, at value                                                                                 $ 8,595,598
(cost $8,348,700) - See accompanying schedule

Receivable for investments sold                                                                                     917,769

Receivable for fund shares sold                                                                                     7,695

Dividends receivable                                                                                                10,303

Interest receivable                                                                                                 1,830

Redemption fees receivable                                                                                          25

Other receivables                                                                                                   7,738

Receivable from investment adviser for expense reductions                                                           385

 TOTAL ASSETS                                                                                                       9,541,343

LIABILITIES

Payable for investments purchased                                                                      $ 472,184

Payable for fund shares redeemed                                                                        148,193

Other payables and accrued expenses                                                                     30,591

 TOTAL LIABILITIES                                                                                                  650,968

NET ASSETS                                                                                                         $ 8,890,375

Net Assets consist of:

Paid in capital                                                                                                    $ 8,081,169

Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions                 562,308

Net unrealized appreciation (depreciation) on investments                                                           246,898

NET ASSETS, for 399,961                                                                                            $ 8,890,375
shares outstanding

NET ASSET VALUE and redemption price per share ($8,890,375 (divided by) 399,961 shares)                             $22.23

Maximum offering price per share (100/97.00 of $22.23)                                                              $22.92


STATEMENT OF OPERATIONS
 YEAR ENDED FEBRUARY 28, 1997


INVESTMENT INCOME                                                                           $ 198,398
Dividends

Interest                                                                                     42,100

 TOTAL INCOME                                                                                240,498

EXPENSES

Management fee                                                                   $ 75,979

Transfer agent fees                                                               155,420

Accounting fees and expenses                                                      60,368

Non-interested trustees' compensation                                             52

Custodian fees and expenses                                                       10,715

Registration fees                                                                 9,500

Audit                                                                             27,340

Legal                                                                             137

Miscellaneous                                                                     704

 Total expenses before reductions                                                 340,215

 Expense reductions                                                               (27,211    313,004
                                                                                 )

NET INVESTMENT INCOME (LOSS)                                                                 (72,506
                                                                                            )

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                                            966,297

 Foreign currency transactions                                                    (109       966,188
                                                                                 )

Change in net unrealized appreciation (depreciation) on investment securities                (640,423
                                                                                            )

NET GAIN (LOSS)                                                                              325,765

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                             $ 253,259

OTHER INFORMATION                                                                           $ 101,332
Sales charges paid to FDC

 Deferred sales charges withheld                                                            $ 682
 by FDC

 Exchange fees withheld by FSC                                                              $ 13,643

 Expense reductions                                                                         $ 1,476
 Directed brokerage arrangements

  Custodian interest credits                                                                 124

  FMR reimbursement                                                                          25,611

                                                                                            $ 27,211


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS   YEAR ENDED     YEAR ENDED
                                    FEBRUARY 28,   FEBRUARY 29,
                                    1997           1996

Operations          $ (72,506      $ (46,898
Net                 )              )
investment
income (loss)

 Net realized        966,188        1,654,188
gain (loss)

 Change in           (640,423       (414,468
net                 )              )
unrealized
appreciation
(depreciation
)

 NET INCREASE        253,259        1,192,822
(DECREASE)
IN NET
ASSETS
RESULTING
FROM
OPERATIONS

Distributions to     (369,344       (578,339
shareholders        )              )
from net
realized
gains

Share                27,406,552     23,608,416
transactions
Net proceeds
from sales of
shares

 Reinvestmen         362,964        567,930
t of
distributions

 Cost of             (30,259,063    (26,101,274
shares              )              )
redeemed

 Paid in             50,774         51,261
capital
portion of
redemption
fees

 NET INCREASE        (2,438,773     (1,873,667
(DECREASE)          )              )
IN NET
ASSETS
RESULTING
FROM SHARE
TRANSACTIO
NS

  TOTAL              (2,554,858     (1,259,184
INCREASE            )              )
(DECREASE)
IN NET ASSETS


NET ASSETS

 Beginning of        11,445,233     12,704,417
period

 End of period      $ 8,890,375    $ 11,445,233

OTHER
INFORMATION
Shares

 Sold                1,216,922      1,097,987

 Issued in           16,356         26,954
reinvestment
of
distributions

 Redeemed            (1,355,455     (1,221,676
                    )              )

 Net increase        (122,177)      (96,735)
(decrease)


SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

             YEAR ENDED     YEAR ENDED     YEARS ENDED FEBRUARY 28,          TEN MONTHS
             FEBRUARY 28,   FEBRUARY 29,                                     ENDED
                                                                             FEBRUARY 28,

SELECTED     1997           1996           1995                       1994   1993
PER-SHARE
DATA D


Net asset        $ 21.92    $ 20.53    $ 21.67    $ 18.68    $ 15.49
value,
beginning of
period

Income from
Investment
Operations

 Net              (.13)      (.09) E    (.17)      (.20)      (.07)
investment
income (loss)

 Net realized     1.06       2.60       1.17       5.07       3.55
and
unrealized
gain (loss)

 Total from       .93        2.51       1.00       4.87       3.48
investment
operations



Less
Distributions

 From net         (.71)      (1.22)     (2.19)     (1.96)     (.36)
realized gain

Redemption        .09        .10        .05        .08        .07
fees added to
paid in
capital

Net asset        $ 22.23    $ 21.92    $ 20.53    $ 21.67    $ 18.68
value, end of
period

TOTAL             4.67%      12.95%     5.90%      27.47%     23.14%
RETURN B, C

RATIOS AND
SUPPLEMENT
AL DATA

Net assets,      $ 8,890    $ 11,445   $ 12,704   $ 13,077   $ 10,780
end of period
(000 omitted)

Ratio of          2.50% F    2.47% F    2.37%      2.40%      2.48% A,
expenses to                                                   F
average net
assets

Ratio of          2.48% G    2.44% G    2.36% G    2.39% G    2.48% A
expenses to
average net
assets after
expense
reductions

Ratio of net      (.58)%     (.43)%     (.83)%     (.96)%     (.53)%
investment                                                   A
income (loss)
to average
net assets

Portfolio         148%       175%       178%       115%       116% A
turnover rate

Average          $ .0313
commission
rate H


A ANNUALIZED B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT
BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 8 OF NOTES TO FINANCIAL
STATEMENTS). C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR
PERIODS
OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. D NET INVESTMENT INCOME (LOSS) PER SHARE
HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE
PERIOD. E INVESTMENT INCOME (LOSS) PER SHARE REFLECTS A SPECIAL DIVIDEND WHICH
AMOUNTED TO $.05 PER SHARE. F DURING THE PERIOD, FMR AGREED TO REIMBURSE A
PORTION OF THE FUND'S EXPENSES, OR EXPENSES WERE LIMITED IN ACCORDANCE WITH A STATE
EXPENSE LIMITATION. WITHOUT THIS REIMBURSEMENT THE FUND'S EXPENSE RATIO WOULD HAVE
BEEN HIGHER (SEE NOTE 8 OF NOTES TO FINANCIAL STATEMENTS). G FMR OR THE FUND HAS
ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A
PORTION OF THE FUND'S EXPENSES (SEE NOTE 8 OF NOTES TO FINANCIAL STATEMENTS). H FOR
FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS
AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE
CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON
THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND
COMMISSION RATE STRUCTURES MAY DIFFER.



BROKERAGE AND INVESTMENT MANAGEMENT PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value), but does not include certain fees paid by shareholders upon exchange or redemption. If Fidelity had not reimbursed certain fund expenses, the past five year and past 10 year total returns would have been lower.
CUMULATIVE TOTAL RETURNS

PERIODS ENDED                                                       PAST 1   PAST 5    PAST 10
FEBRUARY 28, 1997                                                   YEAR     YEARS     YEARS

BROKERAGE AND INVESTMENT MANAGEMENT                                 44.27%   147.27%   167.68%

BROKERAGE AND INVESTMENT MANAGEMENT (INCL. 3% SALES CHARGE)         39.94%   139.85%   159.65%

S&P 500                                                             26.16%   118.75%   276.74%


CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one, five, or 10 years. You can compare the fund's returns to the performance of the S&P 500 - a widely recognized, unmanaged index of common stocks. This benchmark reflects reinvestment of dividends and capital gains, if any, and excludes the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED                                                 PAST 1   PAST 5   PAST 10
FEBRUARY 28, 1997                                             YEAR     YEARS    YEARS

BROKERAGE AND INVESTMENT MANAGEMENT                           44.27%   19.85%   10.35%

BROKERAGE AND INVESTMENT MANAGEMENT (INCL. 3% SALES CHARGE)   39.94%   19.12%   10.01%

S&P 500                                                       26.16%   16.94%   14.16%


AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

UNDERSTANDING PERFORMANCE
How a fund did yesterday is no guarantee of
how it will do tomorrow. The stock market, for
example, has a history of growth in the long run
and volatility in the short run. Unlike the broader
market, however, some sectors may not have
a history of growth in the long run. And, as
with all stock funds, the share price and
return of a fund that invests in a sector will
vary. That means if you sell your shares
during a sector downturn, you might lose
money. But if you can identify a sector that is
about to experience rapid growth you may
have the potential for above-average gains.
(checkmark)
$10,000 OVER 10 YEARS
  1987/02/28       9700.00                    10000.00
  1987/03/31       9660.46                    10289.00
  1987/04/30       8606.11                    10197.43
  1987/05/31       8223.91                    10286.15
  1987/06/30       8210.73                    10805.60
  1987/07/31       8230.50                    11353.44
  1987/08/31       8494.09                    11776.92
  1987/09/30       8204.14                    11519.01
  1987/10/31       5186.07                     9037.81
  1987/11/30       4797.28                     8293.10
  1987/12/31       5043.61                     8924.20
  1988/01/31       5404.99                     9299.91
  1988/02/29       5664.24                     9733.29
  1988/03/31       5514.98                     9432.53
  1988/04/30       5609.25                     9537.23
  1988/05/31       5397.14                     9620.20
  1988/06/30       5970.67                    10061.77
  1988/07/31       5923.47                    10023.54
  1988/08/31       5884.14                     9682.74
  1988/09/30       6033.60                    10095.22
  1988/10/31       6057.20                    10375.87
  1988/11/30       5923.47                    10227.49
  1988/12/31       5979.13                    10406.47
  1989/01/31       6758.33                    11168.23
  1989/02/28       6599.31                    10890.14
  1989/03/31       6607.26                    11143.88
  1989/04/30       6670.86                    11722.25
  1989/05/31       7108.17                    12197.00
  1989/06/30       6908.32                    12127.48
  1989/07/31       7739.88                    13222.59
  1989/08/31       7931.77                    13481.75
  1989/09/30       7683.91                    13426.47
  1989/10/31       7060.24                    13114.98
  1989/11/30       6988.28                    13382.52
  1989/12/31       6819.74                    13703.71
  1990/01/31       6520.06                    12784.19
  1990/02/28       6738.75                    12949.10
  1990/03/31       6925.04                    13292.25
  1990/04/30       6455.27                    12959.95
  1990/05/31       7070.83                    14223.54
  1990/06/30       7062.53                    14126.82
  1990/07/31       6811.16                    14081.62
  1990/08/31       5886.79                    12808.64
  1990/09/30       5384.06                    12184.86
  1990/10/31       5051.61                    12132.46
  1990/11/30       5384.06                    12916.22
  1990/12/31       5716.51                    13276.58
  1991/01/31       6192.21                    13855.44
  1991/02/28       6807.32                    14846.11
  1991/03/31       7504.46                    15205.38
  1991/04/30       7611.08                    15241.87
  1991/05/31       8012.96                    15900.32
  1991/06/30       7479.41                    15172.09
  1991/07/31       8054.12                    15879.11
  1991/08/31       8234.74                    16255.44
  1991/09/30       8661.67                    15983.98
  1991/10/31       9236.38                    16198.16
  1991/11/30       8727.35                    15545.38
  1991/12/31      10418.63                    17323.77
  1992/01/31      10566.42                    17001.55
  1992/02/29      10500.73                    17222.57
  1992/03/31      10221.59                    16886.73
  1992/04/30       9425.21                    17383.20
  1992/05/31       9400.58                    17468.37
  1992/06/30       9178.91                    17208.09
  1992/07/31       9696.14                    17911.90
  1992/08/31       9417.00                    17544.71
  1992/09/30       9351.32                    17751.74
  1992/10/31       9770.03                    17813.87
  1992/11/30      10648.52                    18421.32
  1992/12/31      10952.29                    18647.90
  1993/01/31      11600.89                    18804.55
  1993/02/28      11674.78                    19060.29
  1993/03/31      12610.73                    19462.46
  1993/04/30      12569.67                    18991.47
  1993/05/31      12980.44                    19500.44
  1993/06/30      13596.60                    19556.99
  1993/07/31      14048.45                    19478.76
  1993/08/31      15157.54                    20217.01
  1993/09/30      15436.87                    20061.34
  1993/10/31      14935.72                    20476.61
  1993/11/30      14524.95                    20282.08
  1993/12/31      16354.52                    20527.49
  1994/01/31      16703.06                    21225.43
  1994/02/28      15862.99                    20650.22
  1994/03/31      14084.55                    19749.87
  1994/04/30      13968.37                    20002.67
  1994/05/31      14307.97                    20330.71
  1994/06/30      14853.13                    19832.61
  1994/07/31      14504.59                    20483.12
  1994/08/31      14611.83                    21322.93
  1994/09/30      14057.74                    20800.52
  1994/10/31      14048.80                    21268.53
  1994/11/30      13074.68                    20493.93
  1994/12/31      13530.46                    20797.85
  1995/01/31      13360.66                    21337.14
  1995/02/28      13861.13                    22168.65
  1995/03/31      14004.12                    22822.85
  1995/04/30      14428.39                    23494.98
  1995/05/31      15239.70                    24434.07
  1995/06/30      16097.11                    25001.68
  1995/07/31      16871.54                    25830.73
  1995/08/31      16714.81                    25895.57
  1995/09/30      17728.94                    26988.36
  1995/10/31      16742.47                    26892.01
  1995/11/30      17148.12                    28072.57
  1995/12/31      16722.87                    28613.25
  1996/01/31      17813.07                    29587.24
  1996/02/29      17998.02                    29861.52
  1996/03/31      18805.93                    30149.08
  1996/04/30      18920.39                    30593.48
  1996/05/31      19547.09                    31382.49
  1996/06/30      19487.40                    31502.05
  1996/07/31      18293.69                    30110.29
  1996/08/31      18990.02                    30745.32
  1996/09/30      19964.89                    32475.67
  1996/10/31      20671.17                    33371.34
  1996/11/30      22700.49                    35893.88
  1996/12/31      23354.70                    35182.83
  1997/01/31      25058.18                    37381.05
  1997/02/28      25965.35                    37674.12
Let's say hypothetically that $10,000 was invested in Fidelity Select Brokerage and Investment Management Portfolio on February 28, 1987, and the current maximum 3% sales charge was paid. As the chart shows, by February 28, 1997, the value of the investment would have grown to $25,965 - a 159.65% increase on the initial investment. For comparison, look at how the S&P 500 did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $37,674 - a 276.74% increase.
INVESTMENT SUMMARY
TOP TEN STOCKS AS OF FEBRUARY 28, 1997
                                   % OF FUND'S
                                   INVESTMENTS

Bear Stearns Companies, Inc.       4.5

Schwab (Charles) Corp.             4.5

Alex Brown, Inc.                   4.3

Travelers Group, Inc. (The)        4.3

Merrill Lynch & Co., Inc.          4.1

Marsh & McLennan Companies, Inc.   3.6

Equitable Companies, Inc.          3.6

Morgan Stanley Group, Inc.         3.5

Salomon, Inc.                      3.4

Morgan (J.P.) & Co., Inc.          2.6

TOP INDUSTRIES AS OF FEBRUARY 28, 1997
Security & Commodity Brokers 32.5%
National Commercial Banks 11.9%
Financial Services 8.1%
Security Brokers & Dealers 6.0%
Investment Managers 5.3%
All Others 36.2% *
Row: 1, Col: 1, Value: 18.2
Row: 1, Col: 2, Value: 2.2
Row: 1, Col: 3, Value: 2.4
Row: 1, Col: 4, Value: 5.4
Row: 1, Col: 5, Value: 10.2
Row: 1, Col: 6, Value: 61.6
* INCLUDES SHORT-TERM INVESTMENTS
% OF FUND'S INVESTMENTS
BROKERAGE AND INVESTMENT MANAGEMENT PORTFOLIO
FUND TALK: THE MANAGERS' OVERVIEW



NOTE TO SHAREHOLDERS: Effective February 14, 1997, Peter Fruzzetti (right) became Portfolio Manager of Fidelity Select Brokerage and Investment Management Portfolio. The following is an interview with Louis Salemy, who managed the fund during most of the period covered by the report, and Peter Fruzzetti, who discusses his investing style and outlook.
Q. HOW DID THE FUND PERFORM, LOUIS?
L.S. Very well. For the 12 months that ended February 28, 1997, the fund had a return of 44.27%. That beat the 26.16% return of the Standard & Poor's 500 Index for the same period.
Q. WHY WAS IT SUCH A FAVORABLE PERIOD FOR BROKERAGE STOCKS?
L.S. There were a number of reasons. During the first half of 1996, interest rates rose and brokerage stocks suffered. In August, however, investor perceptions changed, rates declined and this group of stocks did very well. Initial public offerings (IPOs) as well as mergers and acquisitions also played significant roles.
Q. WHAT FACTORS DROVE THIS IPO AND MERGER/ACQUISITION ACTIVITY?
L.S. One of the trends I noticed during the period was the enormous amount of money being poured into mutual funds. This money needed to be put to work, and companies realized that their IPOs would help satisfy that demand. With the economy progressing at moderate speed and with low interest rates throughout the period, consolidation became a prevalent theme. One transaction involved the acquisition of Dean Witter by Morgan Stanley.
Q. WHICH INDIVIDUAL STOCKS MADE POSITIVE CONTRIBUTIONS TO THE PORTFOLIO? WERE THERE ANY DISAPPOINTMENTS?
L.S. Merrill Lynch and Bear Stearns were good performers and contributed to the fund's return. PaineWebber was also a good stock, with much of its strong performance occurring due to takeover speculation. In terms of disappointments, I can't think of a stock that performed poorly. It was really a banner period for this group.
Q. TURNING TO YOU PETER, THE FUND HAD A SIGNIFICANT CASH POSITION - APPROXIMATELY 20% - AT THE END OF THE PERIOD. WHY?
P.F. The fund's cash position had more to do with timing than anything else. From the end of 1996 through February 28, 1997, assets in the portfolio increased dramatically, from around $120 million to over $400 million. Much of this inflow came in January and February and I hadn't put that new money to work yet. The 20% cash position is not a fund policy, nor is it indicative of the way I manage.
Q. WHAT SORTS OF STRATEGIES WILL YOU EMPLOY IN MANAGING THE FUND?
P.F. Going forward, I think the consolidation theme is going to get more and more popular. Commercial banks may join the fray, particularly considering a rule proposal put forth that would allow commercial banks to derive 25% of their revenues from investment banks. I'll continue to look for opportunities in these areas.
Q. WHAT'S YOUR OUTLOOK?
P.F. 1996 was a great year for the industry as brokerage and investment management stocks posted strong results. Although business conditions remain solid, few are anticipating that 1997 will be as robust as this past year. However, with consolidation expected to occur, stock valuations in many cases are likely to benefit.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND FACTS
START DATE: July 29, 1985
FUND NUMBER: 068
TRADING SYMBOL: FSLBX
SIZE: as of February 28, 1997, more than $458 million
MANAGER: Peter Fruzzetti, since February
1997; equity analyst, insurance and health care industries, 1993-1996; equity analyst, insurance industry, since 1996; joined Fidelity in 1993
(checkmark)
BROKERAGE AND INVESTMENT MANAGEMENT PORTFOLIO
INVESTMENTS FEBRUARY 28, 1997

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 80.9%
 SHARES VALUE (NOTE 1)
BANKS - 14.5%
INTERNATIONAL BANKS - 0.1%
Toronto Dominion Bank  14,443 $ 406,426
NATIONAL COMMERCIAL BANKS - 11.9%
BankAmerica Corp.   70,000  7,962,500
Chase Manhattan Corp.  95,000  9,511,875
Citicorp  110,000  12,842,500
Mellon Bank Corp.   115,000  9,243,125
Morgan (J.P.) & Co., Inc.   125,000  13,140,625
NationsBank Corp.   130,000  7,783,750
  60,484,375
STATE BANKS FEDERAL RESERVE - 2.5%
Bankers Trust New York Corp.   140,000  12,705,000
TOTAL BANKS   73,595,801
COMPUTER SERVICES & SOFTWARE - 0.1%
ELECTRONIC INFORMATION RETRIEVAL - 0.1%
E Trade Group, Inc.   20,000  480,000
CREDIT & OTHER FINANCE - 8.1%
FINANCIAL SERVICES - 8.1%
American Express Co.   40,000  2,615,000
Dean Witter, Discover & Co.   285,000  10,936,875
Equitable Companies, Inc.   575,000  18,040,625
First Chicago NBD Corp.   140,000  8,190,000
Investors Financial Services Corp.   6,297  199,930
Investors Financial Services Corp.
 Class A  1,210  34,485
Perpetual PLC  20,000  844,081
Phoenix Duff & Phelps Corp.   30,000  240,000
  41,100,996
MORTGAGE BANKERS - 0.0%
Homeside, Inc.   3,000  54,375
TOTAL CREDIT & OTHER FINANCE   41,155,371
INSURANCE - 10.7%
INSURANCE BROKERS & SERVICES - 3.6%
Marsh & McLennan Companies, Inc.   155,000  18,135,000
INSURANCE CARRIERS - 0.7%
AFLAC, Inc.   90,000  3,633,750
LIFE INSURANCE - 2.0%
Amerus Life Holdings, Inc.   15,500  325,500
Conseco, Inc.   50,000  1,962,500
Delphi Financial Group, Inc. Class A  20,000  680,000
Equitable of Iowa Companies  30,000  1,593,750
Liberty Financial Companies, Inc.   12,000  513,000
Life RE Corp.   7,600  326,800
Protective Life Corp.   8,900  382,700
SunAmerica, Inc.   95,000  4,358,125
  10,142,375
PROPERTY-CASUALTY & REINSURANCE - 4.4%
Reinsurance Group of America, Inc.   10,000  490,000
Travelers Group, Inc. (The)  404,000  21,664,500
  22,154,500
TOTAL INSURANCE   54,065,625

 SHARES VALUE (NOTE 1)
SAVINGS & LOANS - 0.8%
SAVINGS BANKS, FEDERAL CHARTER - 0.8%
Dime Bancorp., Inc. (a)  220,000 $ 3,850,000
SECURITIES INDUSTRY - 46.7%
INVESTMENT ADVICE - 2.9%
Mutual Fund Co. Ltd. (For. Reg.)  27,600  111,926
New England Investment Companies LP  94,100  2,317,213
Oppenheimer Capital L P unit (a)  50,000  1,881,250
PIMCO Advisors LP Class A unit  72,700  1,781,150
Trimark Financial Corp.   33,200  1,019,186
United Asset Management Corp.   290,000  7,830,000
  14,940,725
INVESTMENT MANAGERS - 5.3%
Alliance Capital Management LP  20,000  560,000
Eaton Vance Corp.   22,500  995,625
Franklin Resources, Inc.   188,350  11,018,475
John Nuveen Co. Class A  50,000  1,518,750
Pioneer Group, Inc.   150,000  3,506,250
Price (T. Rowe) Associates, Inc.   208,000  9,178,000
  26,777,100
SECURITY & COMMODITY BROKERS - 32.5%
Advest Group, Inc. (The) (a)  235,800  3,212,775
Alex Brown, Inc.   374,500  21,767,813
BHC Financial, Inc.   45,000  900,000
Bear Stearns Companies, Inc.   763,172  22,895,160
Edwards (A.G.), Inc.   347,000  12,318,500
Fahnestock Viner Holdings, Inc. Class A  77,600  1,361,254
First Marathon, Inc. Class A (non-vtg.)  33,100  453,624
Jefferies Group, Inc.   61,800  2,726,925
Legg Mason, Inc.   76,700  3,413,150
McDonald & Co. Investments, Inc.   48,000  1,854,000
Merrill Lynch & Co., Inc.   219,000  21,024,000
Morgan Keegan, Inc.   91,950  1,712,569
Morgan Stanley Group, Inc.   281,100  17,744,438
Nomura Securities Co. Ltd.   160,000  2,142,649
Peregrine Investments Holdings Ltd.
 (warrants) (a)  84,300  29,122
Piper Jaffray Inc.   32,600  554,200
Quick & Reilly Group, Inc. (The)  129,375  4,528,125
Raymond James Financial, Inc.   147,900  4,936,163
Salomon, Inc.   314,000  17,466,250
Schwab (Charles) Corp.  605,400  22,702,500
Southwest Securities Group, Inc.   60,000  975,000
  164,718,217
SECURITY BROKERS & DEALERS - 6.0%
Donaldson Lufkin & Jenrette, Inc.  120,000  5,160,000
Everen Capital Corp.   20,000  522,500
Interra Financial, Inc.   56,250  2,299,219
Lehman Brothers Holdings, Inc.   373,600  12,562,300
PaineWebber Group, Inc.   295,700  9,647,213
  30,191,232
TOTAL SECURITIES INDUSTRY   236,627,274
TOTAL COMMON STOCKS
 (Cost $389,528,114)   409,774,071
CASH EQUIVALENTS - 19.1%
 MATURITY VALUE
 AMOUNT (NOTE 1)
Investments in repurchase agreements
 (U.S. Treasury obligations) in a joint
 trading account at 5.37%, dated
 2/28/97 due 3/3/97  $2,005,897 $ 2,005,000
 SHARES
Taxable Central Cash Fund (b)  94,915,476  94,915,476
TOTAL CASH EQUIVALENTS
 (Cost $96,920,476)   96,920,476
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $486,448,590)  $ 506,694,547
LEGEND
1. Non-income producing
2. At period end, the seven-day yield on the Taxable Central Cash Fund was 5.31%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $369,502,797 and $11,693,904, respectively (see Note 3 of Notes to Financial Statements).
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $61,662 for the period (see
Note 4 of Notes to Financial Statements).
INCOME TAX INFORMATION
At February 28, 1997, the aggregate cost of investment securities for income tax purposes was $486,519,928. Net unrealized appreciation aggregated $20,174,619, of which $31,741,241 related to appreciated investment securities and $11,566,622 related to depreciated investment securities.
The fund hereby designates approximately $532,000 as a capital gain dividend for the purpose of the dividend paid deduction.
A total of 29% of the dividends distributed during the fiscal year qualifies for the dividends-received deduction for corporate shareholders (unaudited).
The fund will notify shareholders in January 1998 of the applicable percentage for use in preparing 1997 income tax returns.
BROKERAGE AND INVESTMENT MANAGEMENT PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
 FEBRUARY 28, 1997




ASSETS

Investment in securities, at value (including repurchase agreements of $2,005,000) (cost $486,448,590) - See        $ 506,694,547
accompanying schedule

Cash                                                                                                                 1,275,037

Receivable for fund shares sold                                                                                      5,602,027

Dividends receivable                                                                                                 211,646

Interest receivable                                                                                                  229,908

Redemption fees receivable                                                                                           36,662

Other receivables                                                                                                    4,752

 TOTAL ASSETS                                                                                                        514,054,579

LIABILITIES

Payable for investments purchased                                                                   $ 43,817,088

Payable for fund shares redeemed                                                                      10,909,356

Accrued management fee                                                                                157,357

Other payables and                                                                                   383,598
accrued expenses

 TOTAL LIABILITIES                                                                                                   55,267,399

NET ASSETS                                                                                                          $ 458,787,180

Net Assets consist of:

Paid in capital                                                                                                     $ 437,740,159

Undistributed net investment income                                                                                 162,209

Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions                 638,855

Net unrealized appreciation (depreciation) on investments                                                           20,245,957

NET ASSETS, for 17,810,662                                                                                          $ 458,787,180
shares outstanding

NET ASSET VALUE and redemption price per share ($458,787,180 (divided by) 17,810,662 shares)                        $25.76

Maximum offering price per share (100/97.00 of $25.76)                                                              $26.56


STATEMENT OF OPERATIONS
 YEAR ENDED FEBRUARY 28, 1997


INVESTMENT INCOME                                                               $ 928,425
Dividends

Interest                                                                         739,269

 TOTAL INCOME                                                                    1,667,694

EXPENSES

Management fee                                                     $ 448,938

Transfer agent fees                                                 523,823

Accounting fees and expenses                                        88,697

Non-interested trustees' compensation                               218

Custodian fees and expenses                                         7,000

Registration fees                                                   309,323

Audit                                                               26,537

Legal                                                               259

Miscellaneous                                                       1,633

 Total expenses before reductions                                   1,406,428

 Expense reductions                                                 (8,471       1,397,957
                                                                   )

NET INVESTMENT INCOME                                                            269,737

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                              1,506,713

 Foreign currency transactions                                      (217         1,506,496
                                                                   )

Change in net unrealized appreciation (depreciation)                             16,730,770
on investment securities

NET GAIN (LOSS)                                                                  18,237,266

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                 $ 18,507,003

OTHER INFORMATION                                                               $ 903,649
Sales charges paid to FDC

 Deferred sales charges withheld                                                $ 1,311
 by FDC

 Exchange fees withheld by FSC                                                  $ 38,168

Expense reductions                                                              $ 8,471
Directed brokerage arrangement


STATEMENT OF CHANGES IN NET ASSETS
INCREASE         YEAR ENDED     YEAR ENDED
(DECREASE) IN    FEBRUARY 28,   FEBRUARY 29,
NET ASSETS       1997           1996

Operations          $ 269,737       $ 166,720
Net
investment
income

 Net realized        1,506,496       5,390,883
gain (loss)

 Change in           16,730,770      2,887,650
net
unrealized
appreciation
(depreciation
)

 NET INCREASE        18,507,003      8,445,253
(DECREASE)
IN NET
ASSETS
RESULTING
FROM
OPERATIONS

Distributions to     (152,473        (62,341
shareholders        )               )
From net
investment
income

 From net            (1,573,937      (1,755,263
realized gain       )               )

 In excess of        -               (564,639
net realized                        )
gain

 TOTAL               (1,726,410      (2,382,243
DISTRIBUTION        )               )
S

Share                516,393,133     73,164,616
transactions
Net proceeds
from sales of
shares

 Reinvestmen         1,697,946       2,335,190
t of
distributions

 Cost of             (114,791,803    (70,682,177
shares              )               )
redeemed

 Paid in             325,639         155,181
capital
portion of
redemption
fees

 NET INCREASE        403,624,915     4,972,810
(DECREASE)
IN NET
ASSETS
RESULTING
FROM SHARE
TRANSACTIO
NS

  TOTAL              420,405,508     11,035,820
INCREASE
(DECREASE)
IN NET ASSETS


NET ASSETS

 Beginning of        38,381,672      27,345,852
period

 End of period      $ 458,787,180   $ 38,381,672
(including
undistribute
d net
investment
income of
$162,209
and
$115,192,
respectivel
y)

OTHER
INFORMATION
Shares

 Sold                20,890,431      4,209,639

 Issued in           83,782          138,315
reinvestment
of
distributions

 Redeemed            (5,239,816      (4,034,436
                    )               )

 Net increase        15,734,397      313,518
(decrease)


SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

             YEAR ENDED     YEAR ENDED     YEARS ENDED FEBRUARY 28,          TEN MONTHS
             FEBRUARY 28,   FEBRUARY 29,                                     ENDED
                                                                             FEBRUARY 28,

SELECTED     1997           1996           1995                       1994   1993
PER-SHARE
DATA D


Net asset        $ 18.49     $ 15.51    $ 17.75     $ 14.22    $ 11.48
value,
beginning of
period

Income from       .08         .09        (.03)       (.02)      -
Investment
Operations
Net
investment
income

 Net realized     7.80        4.29       (2.25)      4.95       2.65
and
unrealized
gain (loss)

 Total from       7.88        4.38       (2.28)      4.93       2.65
investment
operations

Less              (.06)       (.04)      -           (.01)      -
Distributions
From net
investment
income

 From net         (.65)       (1.09)     -           (1.47)     -
realized gain

 In excess of     -           (.35)      -           -          -
net realized
gain

 Total            (.71)       (1.48)     -           (1.48)     -
distributions

Redemption        .10         .08        .04         .08        .09
fees added to
paid in
capital

Net asset        $ 25.76     $ 18.49    $ 15.51     $ 17.75    $ 14.22
value, end of
period

TOTAL             44.27%      29.85%     (12.62)%    35.87%     23.87%
RETURN B, C

RATIOS AND
SUPPLEMENT
AL DATA

Net assets,      $ 458,787   $ 38,382   $ 27,346    $ 59,810   $ 24,687
end of period
(000 omitted)

Ratio of          1.94%       1.64% E    2.54% E     1.79%      2.21% A
expenses to
average net
assets

Ratio of          1.93% F     1.61% F    2.54%       1.77% F    2.21% A
expenses to
average net
assets after
expense
reductions

Ratio of net      .37%        .50%       (.20)%      (.14)%     .02% A
investment
income (loss)
to average
net assets

Portfolio         16%         166%       139%        295%       111% A
turnover rate

Average          $ .0392
commission
rate G


A ANNUALIZED B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT
BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 8 OF NOTES TO FINANCIAL
STATEMENTS). C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS
OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. D NET INVESTMENT INCOME (LOSS) PER SHARE
HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE
PERIOD. E DURING THE PERIOD, FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S
EXPENSES, OR EXPENSES WERE LIMITED IN ACCORDANCE WITH A STATE EXPENSE LIMITATION.
WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER. F FMR
OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR
REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 8 OF NOTES TO FINANCIAL
STATEMENTS). G FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS
REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON
WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND
TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING
PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.


FINANCIAL SERVICES PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value), but does not include certain fees paid by shareholders upon exchange or redemption.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED                   PAST 1   PAST 5    PAST 10
FEBRUARY 28, 1997               YEAR     YEARS     YEARS

FINANCIAL SERVICES              35.54%   203.06%   307.71%

FINANCIAL SERVICES              31.47%   193.97%   295.48%
(INCL. 3% SALES CHARGE)

S&P 500                         26.16%   118.75%   276.74%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one, five, or 10 years. You can compare the fund's returns to the performance of the S&P 500 - a widely recognized, unmanaged index of common stocks. This benchmark reflects reinvestment of dividends and capital gains, if any, and excludes the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED             PAST 1   PAST 5   PAST 10
FEBRUARY 28, 1997         YEAR     YEARS    YEARS

FINANCIAL SERVICES        35.54%   24.83%   15.09%

FINANCIAL SERVICES        31.47%   24.07%   14.74%
(INCL. 3% SALES CHARGE)

S&P 500                   26.16%   16.94%   14.16%

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

UNDERSTANDING PERFORMANCE
How a fund did yesterday is no guarantee of
how it will do tomorrow. The stock market, for
example, has a history of growth in the long run
and volatility in the short run. Unlike the broader
market, however, some sectors may not have
a history of growth in the long run. And, as
with all stock funds, the share price and return
of
a fund that invests in a sector will vary. That
means if you sell your shares during a sector
downturn, you might lose money. But if you
can identify a sector that is about to
experience rapid growth you may have the
potential for above-average gains.
(checkmark)
$10,000 OVER 10 YEARS
 1987/02/28       9700.00                    10000.00
  1987/03/31       9331.07                    10289.00
  1987/04/30       8744.00                    10197.43
  1987/05/31       8682.07                    10286.15
  1987/06/30       9002.53                    10805.60
  1987/07/31       9107.55                    11353.44
  1987/08/31       9635.37                    11776.92
  1987/09/30       9293.36                    11519.01
  1987/10/31       7190.17                     9037.81
  1987/11/30       6751.22                     8293.10
  1987/12/31       7093.29                     8924.20
  1988/01/31       7627.38                     9299.91
  1988/02/29       7881.43                     9733.29
  1988/03/31       7745.74                     9432.53
  1988/04/30       7610.06                     9537.23
  1988/05/31       7685.12                     9620.20
  1988/06/30       8158.58                    10061.77
  1988/07/31       8103.73                    10023.54
  1988/08/31       8080.63                     9682.74
  1988/09/30       8415.52                    10095.22
  1988/10/31       8438.62                    10375.87
  1988/11/30       8089.29                    10227.49
  1988/12/31       7945.50                    10406.47
  1989/01/31       8352.74                    11168.23
  1989/02/28       8334.90                    10890.14
  1989/03/31       8944.26                    11143.88
  1989/04/30       9107.75                    11722.25
  1989/05/31       9678.47                    12197.00
  1989/06/30       9611.03                    12127.48
  1989/07/31      10380.27                    13222.59
  1989/08/31      10673.60                    13481.75
  1989/09/30      10895.10                    13426.47
  1989/10/31       9856.47                    13114.98
  1989/11/30       9721.78                    13382.52
  1989/12/31       9482.35                    13703.71
  1990/01/31       8681.84                    12784.19
  1990/02/28       8996.00                    12949.10
  1990/03/31       8857.04                    13292.25
  1990/04/30       8542.88                    12959.95
  1990/05/31       9295.06                    14223.54
  1990/06/30       9035.27                    14126.82
  1990/07/31       8455.27                    14081.62
  1990/08/31       7443.30                    12808.64
  1990/09/30       6334.66                    12184.86
  1990/10/31       5781.85                    12132.46
  1990/11/30       6597.47                    12916.22
  1990/12/31       7175.31                    13276.58
  1991/01/31       7827.33                    13855.44
  1991/02/28       8726.56                    14846.11
  1991/03/31       9143.73                    15205.38
  1991/04/30       9440.38                    15241.87
  1991/05/31      10163.48                    15900.32
  1991/06/30       9338.41                    15172.09
  1991/07/31      10076.95                    15879.11
  1991/08/31      10744.42                    16255.44
  1991/09/30      10679.53                    15983.98
  1991/10/31      10914.38                    16198.16
  1991/11/30      10104.76                    15545.38
  1991/12/31      11597.34                    17323.77
  1992/01/31      12175.02                    17001.55
  1992/02/29      13049.35                    17222.57
  1992/03/31      12755.82                    16886.73
  1992/04/30      13246.07                    17383.20
  1992/05/31      13814.39                    17468.37
  1992/06/30      14132.25                    17208.09
  1992/07/31      14536.39                    17911.90
  1992/08/31      13702.65                    17544.71
  1992/09/30      14129.07                    17751.74
  1992/10/31      14689.14                    17813.87
  1992/11/30      15793.37                    18421.32
  1992/12/31      16563.33                    18647.90
  1993/01/31      17608.08                    18804.55
  1993/02/28      18076.18                    19060.29
  1993/03/31      19022.56                    19462.46
  1993/04/30      18111.89                    18991.47
  1993/05/31      18118.76                    19500.44
  1993/06/30      18795.17                    19556.99
  1993/07/31      19299.90                    19478.76
  1993/08/31      19900.77                    20217.01
  1993/09/30      20360.86                    20061.34
  1993/10/31      19814.93                    20476.61
  1993/11/30      18932.51                    20282.08
  1993/12/31      19470.92                    20527.49
  1994/01/31      20792.70                    21225.43
  1994/02/28      20037.95                    20650.22
  1994/03/31      19122.87                    19749.87
  1994/04/30      19849.04                    20002.67
  1994/05/31      20696.28                    20330.71
  1994/06/30      20207.64                    19832.61
  1994/07/31      20913.02                    20483.12
  1994/08/31      21645.98                    21322.93
  1994/09/30      20014.55                    20800.52
  1994/10/31      19908.15                    21268.53
  1994/11/30      18647.14                    20493.93
  1994/12/31      18760.72                    20797.85
  1995/01/31      19730.95                    21337.14
  1995/02/28      20983.99                    22168.65
  1995/03/31      21353.81                    22822.85
  1995/04/30      22023.83                    23494.98
  1995/05/31      23246.41                    24434.07
  1995/06/30      23355.18                    25001.68
  1995/07/31      24138.33                    25830.73
  1995/08/31      25078.10                    25895.57
  1995/09/30      26509.52                    26988.36
  1995/10/31      25830.80                    26892.01
  1995/11/30      27571.12                    28072.57
  1995/12/31      27642.08                    28613.25
  1996/01/31      28934.47                    29587.24
  1996/02/29      29178.74                    29861.52
  1996/03/31      29525.15                    30149.08
  1996/04/30      29197.47                    30593.48
  1996/05/31      29875.95                    31382.49
  1996/06/30      30313.10                    31502.05
  1996/07/31      29652.83                    30110.29
  1996/08/31      30536.22                    30745.32
  1996/09/30      32562.56                    32475.67
  1996/10/31      34625.32                    33371.34
  1996/11/30      37598.80                    35893.88
  1996/12/31      36520.06                    35182.83
  1997/01/31      38694.38                    37381.05
  1997/02/28      39543.13                    37674.12
Let's say hypothetically that $10,000 was invested in Fidelity Select Financial Services Portfolio on February 28, 1987, and the current maximum 3% sales charge was paid. As the chart shows, by February 28, 1997, the value of the investment would have grown to $39,548 - a 295.48% increase on the initial investment. For comparison, look at how the S&P 500 did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $37,674 - a 276.74% increase. INVESTMENT SUMMARY
TOP TEN STOCKS AS OF FEBRUARY 28, 1997
                                 % OF FUND'S
                                 INVESTMENTS

First Chicago NBD Corp.          4.9

Wachovia Corp.                   4.8

National City Corp.              4.7

Household International, Inc.    4.7

American Express Co.             4.5

Bank of New York Co., Inc.       4.4

Barnett Banks, Inc.              4.3

Associates First Capital Corp.   4.2

Allstate Corp.                   4.2

Citicorp                         4.2

TOP INDUSTRIES AS OF FEBRUARY 28, 1997
National Commercial Banks 31.4%
Personal Credit Institutions 15.6%
Financial Services 10.9%
Property-Casualty &
Reinsurance 9.2%
Federal & Federally Sponsored
Credit Agencies 7.7%
All Others 25.2% *
Row: 1, Col: 1, Value: 25.2
Row: 1, Col: 2, Value: 7.7
Row: 1, Col: 3, Value: 9.199999999999999
Row: 1, Col: 4, Value: 10.9
Row: 1, Col: 5, Value: 15.6
Row: 1, Col: 6, Value: 31.4
* INCLUDES SHORT-TERM INVESTMENTS
% OF FUND'S INVESTMENTS
FINANCIAL SERVICES PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW



Louis Salemy,
Portfolio Manager of
Fidelity Select Financial
Services Portfolio
Q. HOW DID THE FUND PERFORM, LOUIS?
A. Very well. For the 12 months that ended February 28, 1997, the fund provided a total return of 35.54%. The Standard & Poor's 500 Index had a return of 26.16% over the same time period.
Q. IT WAS A STRONG PERIOD FOR FINANCIAL SERVICE STOCKS. WHAT FACTORS WERE CONDUCIVE TO THIS PERFORMANCE?
A. The main factor I'd point to was the friendly investing environment. The interest rate situation stayed fairly moderate throughout the period - rates weren't going down and they weren't going up. This climate typically leads to strong performance in the financial service sector. Additionally, there was a decent amount of takeover activity going on, and the market reacted favorably to some of those deals.
Q. WHY WERE COMPANIES ENGAGING IN TAKEOVER ACTIVITY, AND WHY DOES THE MARKET LOOK FAVORABLY UPON THOSE TRANSACTIONS?
A. In an economy like we've seen, scale - or size - becomes an overriding factor. By that, I mean companies are of the mindset that bigger is better. Companies also needed to become more competitive; if a company was to run its business on a daily basis without doing anything proactively, its returns would most likely be on the down slope. In seeking to gain a competitive edge, the bigger is better mentality took shape. To answer the second part of the question, the market thinks highly of takeovers if it feels the deal is logical. In such instances, both sides in the transaction can come out winners.
Q. VALUATIONS THROUGHOUT THE EQUITY MARKETS WERE QUITE HIGH DURING THE PERIOD. HOW DID THIS AFFECT YOUR INVESTING UNIVERSE?
A. Stocks were quite expensive, and this was true of the overall market. In that kind of environment, I try to consider the share price relative to where the market is. On an absolute basis, I've never seen such high valuation levels. In selecting stocks for the portfolio, I'm willing to pay a higher price, but I need to see positive future return prospects.
Q. WITHIN THE FINANCIAL SERVICE SECTOR, BANKS PERFORMED QUITE WELL. WHAT WAS GOING ON IN THIS AREA?
A. Overall, the performance of the larger-capitalization banks exceeded that of the smaller caps. The fund had more of a bias toward the larger-cap banks, which worked in my favor. When looking at bank stocks, I tend to gravitate toward the ones that are taking proactive steps to improve their businesses. During the period, the larger banks fell into this category more so than their smaller counterparts.
Q. WHICH INDIVIDUAL STOCKS PERFORMED WELL? WHICH WOULD YOU IDENTIFY AS DISAPPOINTMENTS?
A. American Express was a very solid contributor to the fund's overall performance. There was some speculation during the period that American Express was going to merge with Citicorp, and this may have fueled an uptick in the share price. Household International, a consumer credit company, also performed well. In terms of disappointments, Mercury Finance, a consumer credit company no longer owned by the fund, was a disappointment due to the company's internal accounting problems. I also could have owned more large-cap regional banks, but valuations and my perception of overall business prospects in that area kept me conservative.
Q. WHAT'S YOUR OUTLOOK?
A. I'll continue to seek out stocks of companies that are taking steps to increase their returns. If interest rates were to rise and credit losses increased, this would have a negative effect on the financial service sector as a whole.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.


FUND FACTS
START DATE: December 10, 1981
FUND NUMBER: 066
TRADING SYMBOL: FIDSX
SIZE: as of February 28, 1997, more than $426 million
MANAGER: Louis Salemy, since 1994;
manager, Fidelity Select Brokerage and
Investment Management Portfolio, 1995-
February 1997; joined Fidelity in 1992
(checkmark)
FINANCIAL SERVICES PORTFOLIO
INVESTMENTS FEBRUARY 28, 1997

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 89.4%
 SHARES VALUE (NOTE 1)
BANKS - 37.1%
NATIONAL COMMERCIAL BANKS - 31.4%
Bank of New York Co., Inc.   494,468 $ 19,160,632
BankAmerica Corp.   100,000  11,375,000
Capital One Financial Corp.   400,000  15,900,000
Citicorp  155,000  18,096,250
Comerica, Inc.   109,445  6,580,381
First Bank System, Inc.   100,000  7,850,000
First Union Corp.   1  88
Mercantile Bancorp., Inc.   22,050  1,276,144
National City Corp.   405,000  20,452,500
NationsBank Corp.   120,000  7,185,000
Republic New York Corp.   3,000  278,625
U.S. Bancorp  152,000  7,505,000
Wachovia Corp.  344,500  20,971,438
  136,631,058
STATE BANKS FEDERAL RESERVE - 5.7%
Barnett Banks, Inc.   405,600  18,759,000
Northern Trust Corp.   140,000  5,950,000
  24,709,000
TOTAL BANKS   161,340,058
CREDIT & OTHER FINANCE - 29.6%
BANK HOLDING COMPANY OFFICES - 3.1%
Fleet Financial Group, Inc.   224,167  13,674,187
FINANCIAL SERVICES - 10.9%
American Express Co.   297,300  19,435,988
Equitable Companies, Inc.   44,200  1,386,775
First Chicago NBD Corp.   367,000  21,469,500
First USA, Inc.   100,000  4,862,500
  47,154,763
PERSONAL CREDIT INSTITUTIONS - 15.6%
Associates First Capital Corp.   379,000  18,286,750
Beneficial Corp.   211,800  14,640,675
Household International, Inc.   209,300  20,275,938
MBNA Corp.   450,000  14,400,000
  67,603,363
TOTAL CREDIT & OTHER FINANCE   128,432,313
FEDERAL SPONSORED CREDIT - 7.7%
FEDERAL & FEDERALLY SPONSORED CREDIT AGENCIES - 7.7%
Federal Home Loan Mortgage
 Corporation  369,600  10,995,600
Federal National Mortgage Association  229,900  9,196,000
Student Loan Marketing Association  126,000  13,340,250
  33,531,850
INSURANCE - 12.4%
INSURANCE CARRIERS - 2.0%
AMBAC, Inc.   92,400  6,167,700
MGIC Investment Corp.   35,000  2,751,875
  8,919,575
LIFE INSURANCE - 1.2%
American Bankers Insurance Group, Inc.   6,400  352,800
Aon Corp.   50,000  3,168,750
Conseco, Inc.   694  27,240
Providian Corp.   21,800  1,218,075
Torchmark Corp.   5,000  294,375
  5,061,240

 SHARES VALUE (NOTE 1)
PROPERTY-CASUALTY & REINSURANCE - 9.2%
Allstate Corp.   286,400 $ 18,150,600
Berkley (W.R.) Corp.   50,000  2,568,750
Chubb Corp. (The)  31,200  1,829,100
General Re Corp.   70,000  11,873,750
PMI Group, Inc.   50,000  2,737,500
Progressive Corp.   40,000  2,645,000
  39,804,700
TOTAL INSURANCE   53,785,515
SAVINGS & LOANS - 0.5%
SAVINGS BANKS & SAVINGS & LOANS - 0.5%
Standard Federal Bancorp., Inc.   39,300  2,264,663
SECURITIES INDUSTRY - 2.1%
SECURITY BROKERS & DEALERS - 2.1%
Lehman Brothers Holdings, Inc.   274,000  9,213,250
TOTAL COMMON STOCKS
 (Cost $307,070,630)   388,567,649
CASH EQUIVALENTS - 10.6%
Taxable Central Cash Fund (a)
 (Cost $46,014,339)  46,014,339  46,014,339
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $353,084,969)  $ 434,581,988
LEGEND
1. At period end, the seven-day yield on the Taxable Central Cash Fund was 5.31%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $279,579,444 and $204,300,098, respectively. (see Note 3 of Notes to Financial Statements).
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $77,580 for the period (see Note 4 of Notes to Financial Statements).
INCOME TAX INFORMATION
At February 28, 1997, the aggregate cost of investment securities for income tax purposes was $353,308,112. Net unrealized appreciation aggregated $81,273,876, of which $84,222,602 related to appreciated investment securities and $2,948,726 related to depreciated investment securities.
The fund hereby designates approximately $9,742,000 as a capital gain dividend for the purpose of the dividend paid deduction.
A total of 44% of the dividends distributed during the fiscal year qualifies for the dividends-received deduction for corporate shareholders (unaudited).
The fund will notify shareholders in January 1998 of the applicable percentage for use in preparing 1997 income tax returns.
FINANCIAL SERVICES PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
 FEBRUARY 28, 1997



ASSETS


Investment in securities, at value                                                                                   $ 434,581,988

(cost $353,084,969) - See accompanying schedule


Receivable for fund shares sold                                                                                       3,382,642


Dividends receivable                                                                                                  642,019


Interest receivable                                                                                                   139,755


Redemption fees receivable                                                                                            5,774


Other receivables                                                                                                     9,347


 TOTAL ASSETS                                                                                                         438,761,525


LIABILITIES


Payable for investments purchased                                                                      $ 8,601,972


Payable for fund shares redeemed                                                                        3,270,342


Accrued management fee                                                                                  203,721


Other payables and accrued expenses                                                                     261,303


 TOTAL LIABILITIES                                                                                                    12,337,338


NET ASSETS                                                                                                           $ 426,424,187


Net Assets consist of:


Paid in capital                                                                                                      $ 319,358,050


Undistributed net investment income                                                                                   1,356,398


Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions                   24,212,720


Net unrealized appreciation (depreciation) on investments                                                             81,497,019


NET ASSETS, for 5,141,533                                                                                            $ 426,424,187

shares outstanding


NET ASSET VALUE and redemption price per share ($426,424,187 (divided by) 5,141,533 shares)                           $82.94


Maximum offering price per share (100/97.00 of $82.94)                                                                $85.51



STATEMENT OF OPERATIONS
 YEAR ENDED FEBRUARY 28, 1997


INVESTMENT INCOME                                                                              $ 5,424,124
Dividends

Interest                                                                                        1,294,392

 TOTAL INCOME                                                                                   6,718,516

EXPENSES

Management fee                                                                   $ 1,661,452

Transfer agent fees                                                               1,891,458

Accounting fees and expenses                                                      276,349

Non-interested trustees' compensation                                             1,304

Custodian fees and expenses                                                       8,058

Registration fees                                                                 71,847

Audit                                                                             41,756

Legal                                                                             1,735

Miscellaneous                                                                     7,536

 Total expenses before reductions                                                 3,961,495

 Expense reductions                                                               (54,595       3,906,900
                                                                                 )

NET INVESTMENT INCOME                                                                           2,811,616

REALIZED AND UNREALIZED GAIN (LOSS)                                                             37,306,366
Net realized gain (loss) on
investment securities

Change in net unrealized appreciation (depreciation) on investment securities                   40,110,184

NET GAIN (LOSS)                                                                                 77,416,550

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                $ 80,228,166

OTHER INFORMATION                                                                              $ 1,400,884
Sales charges paid to FDC

 Deferred sales charges withheld                                                               $ 8,487
 by FDC

 Exchange fees withheld by FSC                                                                 $ 97,155

 Expense reductions                                                                            $ 54,119
 Directed brokerage arrangements

  Custodian interest credits                                                                    66

  Transfer agent interest credits                                                               410

                                                                                               $ 54,595


STATEMENT OF CHANGES IN NET ASSETS
INCREASE         YEAR ENDED     YEAR ENDED
(DECREASE) IN    FEBRUARY 28,   FEBRUARY 29,
NET ASSETS       1997           1996

Operations          $ 2,811,616     $ 3,488,580
Net
investment
income

 Net realized        37,306,366      13,966,548
gain (loss)

 Change in           40,110,184      35,177,894
net
unrealized
appreciation
(depreciation
)

 NET INCREASE        80,228,166      52,633,022
(DECREASE)
IN NET
ASSETS
RESULTING
FROM
OPERATIONS

Distributions to     (2,448,822      (1,512,445
shareholders        )               )
From net
investment
income

 From net            (17,755,935     (3,719,914
realized gain       )               )

 TOTAL               (20,204,757     (5,232,359
DISTRIBUTION        )               )
S

Share                393,395,549     434,251,303
transactions
Net proceeds
from sales of
shares

 Reinvestmen         19,821,424      5,143,919
t of
distributions

 Cost of             (317,821,398    (369,962,899
shares              )               )
redeemed

 Paid in             538,820         544,495
capital
portion of
redemption
fees

 NET INCREASE        95,934,395      69,976,818
(DECREASE)
IN NET
ASSETS
RESULTING
FROM SHARE
TRANSACTIO
NS

  TOTAL              155,957,804     117,377,481
INCREASE
(DECREASE)
IN NET ASSETS


NET ASSETS

 Beginning of        270,466,383     153,088,902
period

 End of period      $ 426,424,187   $ 270,466,383
(including
undistribute
d net
investment
income of
$1,356,398
and
$1,976,083
,
respectivel
y)

OTHER
INFORMATION
Shares

 Sold                5,282,928       7,271,619

 Issued in           276,585         83,493
reinvestment
of
distributions

 Redeemed            (4,534,794      (6,412,630
                    )               )

 Net increase        1,024,719       942,482
(decrease)


SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

             YEAR ENDED     YEAR ENDED     YEARS ENDED FEBRUARY 28,          TEN MONTHS
             FEBRUARY 28,   FEBRUARY 29,                                     ENDED
                                                                             FEBRUARY 28,

SELECTED     1997           1996           1995                       1994   1993
PER-SHARE
DATA D


Net asset        $ 65.70     $ 48.23     $ 51.24     $ 53.29     $ 42.42
value,
beginning of
period

Income from
Investment
Operations

 Net              .74         1.03        .76         .29         .33
investment
income

 Net realized     21.55       17.56       .87         5.02        14.30
and
unrealized
gain (loss)

 Total from       22.29       18.59       1.63        5.31        14.63
investment
operations



Less
Distributions

 From net         (.63)       (.37)       (.79)       (.20)       (.51)
investment
income

 From net         (4.56)      (.91)       (3.93)      (7.32)      (3.38)
realized gain

 Total            (5.19)      (1.28)      (4.72)      (7.52)      (3.89)
distributions

Redemption        .14         .16         .08         .16         .13
fees added to
paid in
capital

Net asset        $ 82.94     $ 65.70     $ 48.23     $ 51.24     $ 53.29
value, end of
period

TOTAL             35.54%      39.05%      4.72%       10.85%      36.46%
RETURN B, C

RATIOS AND
SUPPLEMENT
AL DATA

Net assets,      $ 426,424   $ 270,466   $ 153,089   $ 116,195   $ 214,612
end of period
(000 omitted)

Ratio of          1.45%       1.42%       1.56%       1.64%       1.54% A
expenses to
average net
assets

Ratio of          1.43% E     1.41% E     1.54% E     1.63% E     1.54% A
expenses to
average net
assets after
expense
reductions

Ratio of net      1.03%       1.78%       1.52%       .53%        .86% A
investment
income to
average net
assets

Portfolio         80%         125%        107%        93%         100% A
turnover rate

Average          $ .0433
commission
rate F


A ANNUALIZED B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT
BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 8 OF NOTES TO FINANCIAL
STATEMENTS). C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR
PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. D NET INVESTMENT INCOME PER
SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE
PERIOD. E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES
WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 8 OF NOTES TO
FINANCIAL STATEMENTS). F FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A
FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES
ON WHICH COMMISSIONS ARE CHARGED.  THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND
FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE
TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.


HOME FINANCE PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value), but does not include certain fees paid by shareholders upon exchange or redemption. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED                   PAST 1   PAST 5    PAST 10
FEBRUARY 28, 1997               YEAR     YEARS     YEARS

HOME FINANCE                    47.50%   317.69%   545.07%

HOME FINANCE                    43.07%   305.16%   525.72%
(INCL. 3% SALES CHARGE)

S&P 500                         26.16%   118.75%   276.74%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one, five, or 10 years. You can compare the fund's returns to the performance of the S&P 500 - a widely recognized, unmanaged index of common stocks. This benchmark reflects reinvestment of dividends and capital gains, if any, and excludes the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED             PAST 1   PAST 5   PAST 10
FEBRUARY 28, 1997         YEAR     YEARS    YEARS

HOME FINANCE              47.50%   33.10%   20.49%

HOME FINANCE              43.07%   32.29%   20.13%
(INCL. 3% SALES CHARGE)

S&P 500                   26.16%   16.94%   14.16%

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

UNDERSTANDING PERFORMANCE
How a fund did yesterday is no guarantee of
how it will do tomorrow. The stock market, for
example, has a history of growth in the long run
and volatility in the short run. Unlike the broader
market, however, some sectors may not have
a history of growth in the long run. And, as
with all stock funds, the share price and return
of
a fund that invests in a sector will vary. That
means if you sell your shares during a sector
downturn, you might lose money. But if you
can identify a sector that is about to
experience rapid growth you may have the
potential for above-average gains.
(checkmark)
$10,000 OVER 10 YEARS
 1987/02/28       9700.00                    10000.00
  1987/03/31       9121.70                    10289.00
  1987/04/30       8608.97                    10197.43
  1987/05/31       8310.88                    10286.15
  1987/06/30       8465.89                    10805.60
  1987/07/31       8436.08                    11353.44
  1987/08/31       9199.20                    11776.92
  1987/09/30       8608.97                    11519.01
  1987/10/31       6933.68                     9037.81
  1987/11/30       6367.30                     8293.10
  1987/12/31       7068.72                     8924.20
  1988/01/31       7921.23                     9299.91
  1988/02/29       7699.22                     9733.29
  1988/03/31       7486.09                     9432.53
  1988/04/30       7610.42                     9537.23
  1988/05/31       7601.54                     9620.20
  1988/06/30       8081.08                    10061.77
  1988/07/31       8223.16                    10023.54
  1988/08/31       8018.91                     9682.74
  1988/09/30       8427.41                    10095.22
  1988/10/31       8667.17                    10375.87
  1988/11/30       8232.04                    10227.49
  1988/12/31       8376.15                    10406.47
  1989/01/31       9078.66                    11168.23
  1989/02/28       9276.81                    10890.14
  1989/03/31       9321.84                    11143.88
  1989/04/30       9799.19                    11722.25
  1989/05/31      10222.50                    12197.00
  1989/06/30      10428.26                    12127.48
  1989/07/31      10791.62                    13222.59
  1989/08/31      11454.74                    13481.75
  1989/09/30      11881.68                    13426.47
  1989/10/31      10401.01                    13114.98
  1989/11/30      10064.91                    13382.52
  1989/12/31       9157.33                    13703.71
  1990/01/31       8398.18                    12784.19
  1990/02/28       8711.33                    12949.10
  1990/03/31       8730.31                    13292.25
  1990/04/30       8521.54                    12959.95
  1990/05/31       9328.14                    14223.54
  1990/06/30       9233.25                    14126.82
  1990/07/31       8436.13                    14081.62
  1990/08/31       7582.08                    12808.64
  1990/09/30       6927.31                    12184.86
  1990/10/31       6405.39                    12132.46
  1990/11/30       7098.12                    12916.22
  1990/12/31       7776.13                    13276.58
  1991/01/31       8519.93                    13855.44
  1991/02/28       9679.11                    14846.11
  1991/03/31      10123.46                    15205.38
  1991/04/30      10471.21                    15241.87
  1991/05/31      10905.90                    15900.32
  1991/06/30      10297.34                    15172.09
  1991/07/31      11398.55                    15879.11
  1991/08/31      11833.24                    16255.44
  1991/09/30      11736.64                    15983.98
  1991/10/31      11533.79                    16198.16
  1991/11/30      11002.50                    15545.38
  1991/12/31      12799.95                    17323.77
  1992/01/31      14061.37                    17001.55
  1992/02/29      14980.54                    17222.57
  1992/03/31      14726.30                    16886.73
  1992/04/30      15039.21                    17383.20
  1992/05/31      16525.53                    17468.37
  1992/06/30      16546.23                    17208.09
  1992/07/31      17359.82                    17911.90
  1992/08/31      16418.80                    17544.71
  1992/09/30      16683.46                    17751.74
  1992/10/31      16997.13                    17813.87
  1992/11/30      18741.94                    18421.32
  1992/12/31      20205.07                    18647.90
  1993/01/31      21654.67                    18804.55
  1993/02/28      22022.04                    19060.29
  1993/03/31      22806.41                    19462.46
  1993/04/30      21571.11                    18991.47
  1993/05/31      21201.95                    19500.44
  1993/06/30      21730.75                    19556.99
  1993/07/31      23127.58                    19478.76
  1993/08/31      24344.82                    20217.01
  1993/09/30      25901.30                    20061.34
  1993/10/31      26100.84                    20476.61
  1993/11/30      24933.49                    20282.08
  1993/12/31      25720.04                    20527.49
  1994/01/31      26846.08                    21225.43
  1994/02/28      26340.94                    20650.22
  1994/03/31      25846.32                    19749.87
  1994/04/30      26845.62                    20002.67
  1994/05/31      28501.40                    20330.71
  1994/06/30      28976.05                    19832.61
  1994/07/31      29616.29                    20483.12
  1994/08/31      30576.63                    21322.93
  1994/09/30      29527.98                    20800.52
  1994/10/31      27761.82                    21268.53
  1994/11/30      26326.81                    20493.93
  1994/12/31      26409.62                    20797.85
  1995/01/31      27573.47                    21337.14
  1995/02/28      29616.41                    22168.65
  1995/03/31      29566.89                    22822.85
  1995/04/30      31114.57                    23494.98
  1995/05/31      32959.40                    24434.07
  1995/06/30      33306.08                    25001.68
  1995/07/31      34643.28                    25830.73
  1995/08/31      37837.69                    25895.57
  1995/09/30      38630.10                    26988.36
  1995/10/31      37924.36                    26892.01
  1995/11/30      40016.82                    28072.57
  1995/12/31      40536.49                    28613.25
  1996/01/31      41644.81                    29587.24
  1996/02/29      42421.90                    29861.52
  1996/03/31      43390.09                    30149.08
  1996/04/30      42836.12                    30593.48
  1996/05/31      43790.94                    31382.49
  1996/06/30      43987.14                    31502.05
  1996/07/31      44771.92                    30110.29
  1996/08/31      46616.16                    30745.32
  1996/09/30      48970.52                    32475.67
  1996/10/31      52410.49                    33371.34
  1996/11/30      56334.40                    35893.88
  1996/12/31      55484.70                    35182.83
  1997/01/31      59089.36                    37381.05
  1997/02/28      62571.61                    37674.12
Let's say hypothetically that $10,000 was invested in Fidelity Select Home Finance Portfolio on February 28, 1987, and the current maximum 3% sales charge was paid. As the chart shows, by February 28, 1997, the value of the investment would have grown to $62,572 - a 525.72% increase on the initial investment. For comparison, look at how the S&P 500 did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $37,674 - a 276.74% increase. INVESTMENT SUMMARY
TOP TEN STOCKS AS OF FEBRUARY 28, 1997
                                         % OF FUND'S
                                         INVESTMENTS

Charter One Financial Corp.              3.5

Student Loan Marketing Association       2.9

Greenpoint Financial Corp.               2.7

TCF Financial Corp.                      2.3

Washington Mutual, Inc.                  2.1

Peoples Heritage Financial Group, Inc.   2.1

Aames Financial Corp.                    1.9

Chase Manhattan Corp.                    1.9

Bank United Corp. Class A                1.9

Dime Bancorp., Inc.                      1.8

TOP INDUSTRIES AS OF FEBRUARY 28, 1997
Savings Banks &
Savings & Loans 21.8%
National Commercial
Banks 21.4%
Savings Banks, Federal
Charter 15.6%
Federal & Federally Sponsored
Credit Agencies 6.2%
Mortgage Bankers 5.4%
All Others 29.6% *
Row: 1, Col: 1, Value: 29.6
Row: 1, Col: 2, Value: 5.4
Row: 1, Col: 3, Value: 6.2
Row: 1, Col: 4, Value: 15.6
Row: 1, Col: 5, Value: 21.4
Row: 1, Col: 6, Value: 21.8
* INCLUDES SHORT-TERM INVESTMENTS
% OF FUND'S INVESTMENTS
HOME FINANCE PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW



Bill Rubin,
Portfolio Manager of
Fidelity Select Home
Finance Portfolio
Q. HOW DID THE FUND PERFORM, BILL?
A. Very well. For the 12 months that ended February 28, 1997, the portfolio had a return of 47.50%. This topped the 26.16% return of the Standard & Poor's 500 Index over the same period.
Q. CAN YOU POINT TO ANY OF THE FACTORS THAT INFLUENCED THIS STRONG
PERFORMANCE?
A. I believe it's helpful first to look at the investing climate over the past year from a macroeconomic standpoint. In terms of interest rates, we saw long-term rates climb during much of the first half of the period. As a result, financial services stocks didn't perform too well. By the midpoint of the period, rates started to come down and financial services stocks fared better. The financial services sector also benefited from a relatively strong economy. In periods of good economic growth, housing starts rise, consumer income and confidence levels are high, housing prices are typically stable to up, and demand increases for mortgages. With this backdrop, plus improving profitability and earnings growth, savings and loan institutions, or thrifts - which make up about 40% of the portfolio - and banks performed exceptionally well.
Q. HOW HAVE THE MUCH-MALIGNED THRIFTS MANAGED TO RIGHT THEIR SHIP?
A. The mid-1990s have revealed that the thrift industry is much healthier than any time in the last 20 years. Four themes - balance sheet restructuring, improved asset quality, industry consolidation and stock buybacks - have played leading roles in this turnaround. In the liability column of the balance sheet, many thrifts are reducing their cost of deposits by increasing the percentage of low-cost checking accounts and decreasing the percentage of high-cost CDs. This shift also generates more non-interest fee income. On the asset side, thrifts are increasing the percentage of higher-yielding consumer and commercial loans and decreasing the percentage of lower-yielding mortgage loans. These actions have resulted in increased net interest margins and increased return on assets and equity. Companies also are redeploying excess capital into stock buybacks and acquisitions, boosting earnings per share growth.
Q. HOW DID THE REGIONAL BANKS STACK UP DURING THE PERIOD?
A. Regional banks, which account for approximately 26% of the portfolio, were trading at higher multiples than thrifts. Overall, the banks are operating quite efficiently and effectively. They have been driving down operating expenses. Their returns have steadily improved, earnings have been strong, and they've been using their excess capital to buy back stock and make acquisitions.
Q. SINCE YOU TOOK OVER THE FUND IN OCTOBER 1996, YOU SEEM TO BE MAKING SMALLER BETS IN THE TOP HOLDINGS . . .
A. I've made a conscious effort to do that. By spreading out and diversifying as much as I can within the industry, I feel that I can get a little extra boost in overall performance with a bit less portfolio risk. I've added about 40 companies to the fund's list of holdings and, while this was partly driven by the need to put increased cash inflows to work, it also reflects my strategy of broadening out. While I'm underweighted relative to my benchmarks in some of the larger companies, I'm heavily overweighted in many of the smaller ones that may be currently overlooked or undervalued. Also, by diversifying the fund's positions, I'm able to reduce overall portfolio risk.
Q. WHICH INDIVIDUAL STOCKS CONTRIBUTED POSITIVELY TO THE FUND'S RETURN? WERE THERE ANY DISAPPOINTMENTS?
A. One of the best contributors was Washington Mutual, a thrift that has been a very aggressive acquiror of other companies and has enjoyed strong earnings growth. Another stock that generated good earnings was Greenpoint Financial, driven by very strong loan originations. BankAmerica, Charter One Financial, Nationsbank and Astoria Financial also contributed handsomely. In terms of disappointments, most of the stocks within the portfolio did well. There were no positions that were significant detractors.
Q. WHAT'S YOUR OUTLOOK?
A. While the stocks in this group should perform well, we most likely won't equal the performance levels we saw during the period. Company fundamentals should continue to improve and, as consolidation progresses, valuations should remain at elevated levels. We may start to see selected banks join thrifts in terms of consolidation activity. The overall credit and asset quality outlook is favorable.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND FACTS
START DATE: December 16, 1985
FUND NUMBER: 098
TRADING SYMBOL: FSVLX
SIZE: as of February 28, 1997, more than $1.1 billion
MANAGER: Bill Rubin, since October 1996;
manager, Fidelity Select Defense &
Aerospace Portfolio, 1994 - January 1997;
equity analyst, various industry sectors since 1994; joined Fidelity in 1994
(checkmark)
HOME FINANCE PORTFOLIO
INVESTMENTS FEBRUARY 28, 1997

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 92.7%
 SHARES VALUE (NOTE 1)
AEROSPACE & DEFENSE - 0.2%
MISSILES & SPACE VEHICLES - 0.2%
Orbital Sciences Corp. (a)  165,100 $ 2,847,975
BANKS - 25.9%
COMMERCIAL BANKS - 0.1%
Norwalk Savings Society  35,000  883,750
NATIONAL COMMERCIAL BANKS - 21.4%
Bank of Boston Corp.   199,648  15,048,457
Bank of New York Co., Inc.   450,800  17,468,500
Bank of New York Co., Inc.
 (warrants) (a)  32,500  3,055,000
BankAmerica Corp.   166,900  18,984,875
Chase Manhattan Corp.  221,300  22,157,663
Citicorp  166,100  19,392,175
Comerica, Inc.   85,000  5,110,625
CoreStates Financial Corp.   100,000  5,262,500
First Bank System, Inc.   75,000  5,887,500
First Savings Bank of Washington
 Bancorp, Inc.   70,000  1,382,500
First Tennessee National Corp.   45,000  2,103,750
First Union Corp.   103,930  9,119,858
KeyCorp  95,000  5,082,500
Mellon Bank Corp.   77,800  6,253,175
National City Corp.   90,387  4,564,544
NationsBank Corp.   343,000  20,537,125
Norwest Corp.   70,000  3,482,500
PNC Financial Corp.   130,000  5,508,750
Peoples Heritage Financial
 Group, Inc.   795,800  24,968,225
Republic New York Corp.   149,900  13,921,963
Riggs National Corp.   270,000  5,383,125
St. Francis Capital Corp.   10,000  290,000
SouthTrust Corp.   40,000  1,585,000
TF Financial Corp. (c)  250,400  4,695,000
UnionBanCal Corp.   134,400  8,097,600
Union Planters Corp.   252,421  11,295,839
Wachovia Corp.  149,200  9,082,550
Wells Fargo & Co.   17,000  5,172,250
  254,893,549
STATE BANKS FEDERAL RESERVE - 4.4%
Bank Plus Corp. (a)  353,000  4,765,500
Crestar Financial Corp.   90,000  3,307,500
Dime Community Bancorp, Inc.   580,900  10,746,650
North Fork Bancorp., Inc.   483,708  19,650,638
R&G Financial Corp. Class B  102,000  2,728,500
TR Financial Corp.   190,000  6,709,375
UST Corp.   208,240  4,307,965
  52,216,128
TOTAL BANKS   307,993,427
COMMUNICATIONS EQUIPMENT - 0.4%
DATACOMMUNICATIONS EQUIPMENT - 0.4%
3Com Corp. (a)  150,000  4,966,406
COMPUTER SERVICES & SOFTWARE - 0.0%
CAD/CAM/CAE - 0.0%
Ultradata Corp.   91,000  341,250

 SHARES VALUE (NOTE 1)
CREDIT & OTHER FINANCE - 12.0%
BANK HOLDING COMPANY OFFICES - 3.4%
Fleet Financial Group, Inc.   114,800 $ 7,002,800
Greenpoint Financial Corp.   534,300  32,058,000
Little Falls Bancorp, Inc.   135,000  1,788,750
  40,849,550
BUSINESS CREDIT - 0.1%
Federal Agricultural Mortgage Corporation:
 Class A (vtg.)  10,000  270,000
 Class C (non-vtg.) (a)  29,000  913,500
  1,183,500
FINANCIAL SERVICES - 2.4%
Delta Financial Corp. (a)  176,600  3,708,600
First Chicago NBD Corp.   240,300  14,057,550
RAC Financial Group, Inc. (a)  235,000  7,666,875
RCSB Financial, Inc.   55,000  1,849,375
Wilshire Financial Services
 Group, Inc. (a)(c)  81,300  1,361,775
  28,644,175
MORTGAGE BANKERS - 5.4%
Aames Financial Corp.   738,750  22,254,844
Cityscape Financial Corp. (a)  207,000  5,666,625
Countrywide Credit Industries, Inc.   50,000  1,456,250
First Alliance Mortgage Co. (a)  20,000  545,000
Green Tree Financial Corp.   50,000  1,875,000
Homeside, Inc.   116,000  2,102,500
Imperial Credit Industries  40,000  965,000
Imperial Credit Mortgage
 Holdings, Inc.   177,800  4,289,425
Money Store, Inc.   220,000  5,692,500
North American Mortgage Co.   120,000  2,445,000
PFF Bancorp, Inc.   737,500  11,984,375
Resource Bancshares Mortgage
 Group, Inc.   47,500  712,500
Southern Pacific Funding Corp. (a)  110,000  2,406,250
United Companies Financial Corp.   80,000  2,080,000
  64,475,269
PERSONAL CREDIT INSTITUTIONS - 0.7%
Associates First Capital Corp.   50,000  2,412,500
Beneficial Corp.   80,700  5,578,388
  7,990,888
TOTAL CREDIT & OTHER FINANCE   143,143,382
ELECTRICAL EQUIPMENT - 2.2%
CURRENT-CARRYING WIRING DEVICE - 0.1%
Adflex Solutions (a)  109,800  1,482,300
ELECTRICAL EQUIPMENT - WHOLESALE - 0.2%
Antec Corp. (a)  274,300  2,331,550
ELECTRICAL MACHINERY - 0.2%
Amphenol Corp. Class A (a)  118,400  3,019,200
TV & RADIO COMMUNICATION EQUIPMENT - 1.1%
C-COR Electronics, Inc. (a)  128,100  1,761,375
California Amplifier, Inc. (a)  438,400  2,356,400
General Instrument Corp. (a)  190,700  4,529,125
Ortel Corp. (a)  174,700  2,271,100
Scientific-Atlanta, Inc.   118,000  1,976,500
  12,894,500
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
ELECTRICAL EQUIPMENT - CONTINUED
WIRING & LIGHTING - 0.6%
Oak Industries, Inc. (a)  345,000 $ 6,986,250
TOTAL ELECTRICAL EQUIPMENT   26,713,800
ELECTRONICS - 0.6%
CONNECTORS - 0.4%
AMP, Inc.   104,100  4,046,888
ELECTRONIC PARTS - WHOLESALE - 0.2%
Harmonic Lightwaves, Inc. (a)  163,000  2,730,250
TOTAL ELECTRONICS   6,777,138
FEDERAL SPONSORED CREDIT - 6.2%
FEDERAL & FEDERALLY SPONSORED CREDIT AGENCIES - 6.2%
Federal Home Loan
 Mortgage Corporation  683,800  20,343,050
Federal National Mortgage Association 463,900 18,556,000 Student Loan Marketing Association 328,200 34,748,175
  73,647,225
INSURANCE - 0.8%
INSURANCE BROKERS & SERVICES - 0.1%
Fidelity National Financial, Inc.   79,750  1,056,688
Stewart Information Services Corp.   12,900  259,613
  1,316,301
PROPERTY-CASUALTY & REINSURANCE - 0.7%
PMI Group, Inc.   140,000  7,665,000
TOTAL INSURANCE   8,981,301
METALS & MINING - 0.4%
NONFERROUS WIRE - 0.4%
Cable Design Technology Corp. (a)  188,300  4,989,950
REAL ESTATE INVESTMENT TRUSTS - 1.7%
Capstead Mortgage Corp.   451,402  10,946,499
Criimi Mae, Inc.   320,000  5,160,000
Redwood Trust, Inc.  10,000  477,500
Thornburg Mortgage Asset Corp.   162,000  3,483,000
  20,066,999
SAVINGS & LOANS - 40.4%
SAVINGS BANKS & SAVINGS & LOANS - 21.8%
Andover Bancorp., Inc.  42,500  1,195,313
Astoria Financial Corp.   494,400  21,259,200
Bankers Corp.   79,500  1,957,688
Bay View Capital, Inc.   151,780  8,499,680
BostonFed Bancorp, Inc.   79,700  1,295,125
Cameron Financial Corp.  110,000  1,828,750
Charter One Financial Corp.   872,800  41,567,100
Coast Savings Financial, Inc. (a)  235,800  11,023,650
Collective Bancorp., Inc.   530,990  21,836,964
Commercial Federal Corp.   607,650  21,799,444
Eagle Financial Corp.   10,000  295,000
First Bell Bancorp, Inc.   182,400  2,941,200
First Federal Savings & Loan Association 118,400 3,019,200 First Financial Corp. 358,925 9,601,244
FirstFed Financial Corp. (a)  442,400  11,502,400
GA Financial, Inc.   277,700  4,477,913
Glendale Federal Bank FSB (a)  574,500  15,296,063
Golden West Financial Corp.   82,300  5,575,825
Great Western Financial Corp.   471,873  20,703,428

 SHARES VALUE (NOTE 1)
Greater New York Savings Bank  255,000 $ 4,016,250
MAF Bancorp., Inc.   100,000  4,062,500
Pamrapo Bancorp, Inc.   35,000  695,625
Sovereign Bancorp., Inc.   797,520  10,068,690
Statewide Financial Corp.   215,000  3,762,500
TCF Financial Corp.   598,700  27,166,013
Webster Financial Corp.  108,600  4,262,550
  259,709,315
SAVINGS BANKS, NO FEDERAL CHARTER - 3.0%
Acadiana Bancshares, Inc. (c)  153,300  2,663,588
Avondale Financial Corp. (a)(c)  360,500  6,669,250
Century Bancorp, Inc. Class A (non-vtg.)  35,000  463,750
Dime Financial Corp. (c)  270,300  5,574,938
Downey Financial Corp.   75,000  1,771,875
First Mutual Bancorp., Inc.   67,500  1,080,000
ITLA Capital Corp. (a)  158,000  2,587,250
Ocean Financial Corp. (a)  345,000  10,479,375
People's Bancshares, Inc.  87,500  1,121,094
SIS Bancorp., Inc.   114,200  3,026,300
  35,437,420
SAVINGS BANKS, FEDERAL CHARTER - 15.6%
Affiliated Community Bancorp., Inc.   85,000  2,093,125
Ahmanson (H.F.) & Co.   425,000  17,478,125
Albank Financial Corp.   232,500  8,166,563
American National Bancorp., Inc.   70,200  921,375
Bank United Corp. Class A  672,800  22,034,200
Carver Bancorp, Inc. (a)(c)  142,000  1,402,250
Catskill Financial Corp.   80,000  1,270,000
CenFed Financial Corp.   137,629  4,679,386
Citizens First Financial Corp. (a)(c)  174,700  2,707,850
Coastal Bancorp, Inc.  30,000  813,750
Dime Bancorp., Inc. (a)  1,251,800  21,906,500
First Bergen Bancorp (c)  235,000  3,436,875
First Defiance Financial Corp.   482,900  6,307,881
First Federal Bancshares of
 Arkansas, Inc.   75,000  1,415,625
First Palm Beach Bancorp, Inc.   40,000  1,180,000
HF Bancorp, Inc. (a)  100,000  1,337,500
Haven Bancorp., Inc.   180,000  5,985,000
Interwest Bancorp., Inc.   27,000  945,000
Long Island Bancorp., Inc.   501,300  18,360,113
ML Bancorp, Inc.   138,900  2,361,300
Provident Financial Holdings, Inc.   190,000  3,040,000
Quaker City Bancorp (a)  90,000  1,755,000
RedFed Bancorp, Inc. (a)  350,000  4,987,500
Roosevelt Financial Group, Inc.   265,000  6,095,000
SGV Bancorp., Inc. (a)(c)  140,000  1,907,500
Teche Holding Co.   10,000  150,000
Washington Federal, Inc.   630,680  16,082,340
Washington Mutual, Inc.   472,500  24,983,438
Yonkers Financial Corp.   85,000  1,147,500
  184,950,696
TOTAL SAVINGS & LOANS   480,097,431
SECURITIES INDUSTRY - 1.6%
SECURITY & COMMODITY BROKERS - 1.6%
Advest Group, Inc. (The) (a)  97,400  1,327,075
Alex Brown, Inc.   151,050  8,779,781
Edwards (A.G.), Inc.   100,000  3,550,000
McDonald & Co. Investments, Inc.   99,300  3,835,463
Morgan Keegan, Inc.   112,000  2,086,000
  19,578,319
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
SERVICES - 0.3%
MANAGEMENT CONSULTING SERVICES - 0.3%
Aresco, Inc. (a)  141,000 $ 2,890,500
Firstmark Corp. (a)  103,400  258,500
  3,149,000
TOTAL COMMON STOCKS
 (Cost $860,680,002)   1,103,293,603
CONVERTIBLE PREFERRED STOCKS - 0.8%
REAL ESTATE INVESTMENT TRUSTS - 0.8%
Criimi Mae, Inc. $2.7188  200,000  7,375,000
Walden Residential Properties, Inc.,
 Series B, $2.29  80,000  2,340,000
TOTAL CONVERTIBLE PREFERRED STOCKS
 (Cost $8,486,250)   9,715,000
CASH EQUIVALENTS - 6.5%
 MATURITY VALUE
 AMOUNT (NOTE 1)
Investments in repurchase agreements
 (U.S. Treasury obligations) in a joint
 trading account 5.39%, dated
 2/28/97 due 3/3/97  $ 2,519,131  2,518,000
 SHARES
Taxable Central Cash Fund (b)  74,171,983  74,171,983
TOTAL CASH EQUIVALENTS
 (Cost $76,689,983)   76,689,983
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $945,856,235)  $ 1,189,698,586
LEGEND
1. Non-income producing
2. At period end, the seven-day yield on the Taxable Central Cash Fund was 5.31%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
3. A company in which the fund has ownership of at least 5% of the voting securities is an affiliated company. Transactions during the period with companies that are or were affiliates are as follows:
 PURCHASES SALES DIVIDEND VALUE
AFFILIATE COST COST INCOME
Acadiana Bancshares, Inc.  $ - $ 118,000 $ 28,494 $ 2,663,588
Avondale Financial Corp.   1,491,614  602,263  -  6,669,250
Cameron Financial Corp.   -  1,061,406  22,204  -
Carver Bancorp, Inc.   -  603,477  -  1,402,250
Citizens First Financial Corp.   -  -  -  2,707,850
Dime Financial Corp.   -  -  45,951  5,574,938
Farmers & Mechanics Bank   -  72,600  -  -
First Bergen Bancorp   -  -  -  3,436,875
Mississippi View Holding Co.   -  309,375  -  -
North Side Savings Bank   515,650  920,416  206,125  -
SGV Bancorp., Inc.   -  1,163,938  -  1,907,500
TF Financial Corp.   565,779  -  -  4,695,000
Wells Financial Corp.   -  1,074,813  -  -
Wilshire Financial Services
 Group, Inc.   -  -  -  1,361,775
Totals $ 2,573,043 $ 5,926,288 $ 302,774 $ 30,419,026
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $788,129,655 and $500,497,099, respectively (see Note 3 of Notes to Financial Statements).
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $201,617 for the period (see Note 4 of Notes to Financial Statements).
The fund participated in the bank borrowing program.The maximum loan and the average daily balances during the period for which loans were outstanding amounted to $7,933,000 and $4,429,000, respectively. The weighted average interest rate was 5.6% (see Note 7 of Notes to Financial Statements).
INCOME TAX INFORMATION
At February 28, 1997, the aggregate cost of investment securities for income tax purposes was $946,282,633. Net unrealized appreciation aggregated $243,415,953, of which $253,216,475 related to appreciated investment securities and $9,800,522 related to depreciated investment securities.
The fund hereby designates approximately $32,867,000 as a capital gain dividend for the purpose of the dividend paid deduction.
A total of 46% of the dividends distributed during the fiscal year qualifies for the dividends-received deduction for corporate shareholders (unaudited).
The fund will notify shareholders in January 1998 of the applicable percentage for use in preparing 1997 income tax returns.
HOME FINANCE PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
 FEBRUARY 28, 1997




ASSETS

Investment in securities, at                                                                                      $ 1,189,698,586
value (including repurchase agreements of $2,518,000)
(cost $945,856,235) - See accompanying schedule

Cash                                                                                                              833

Receivable for fund shares sold                                                                                   19,872,119

Dividends receivable                                                                                              928,412

Interest receivable                                                                                               253,221

Redemption fees receivable                                                                                        11,685

Other receivables                                                                                                 31,812

 TOTAL ASSETS                                                                                                     1,210,796,668

LIABILITIES

Payable for investments purchased                                                                 $ 24,182,300

Payable for fund shares redeemed                                                                   8,624,153

Accrued management fee                                                                             526,094

Other payables and accrued expenses                                                                636,091

 TOTAL LIABILITIES                                                                                                33,968,638

NET ASSETS                                                                                                       $ 1,176,828,030

Net Assets consist of:

Paid in capital                                                                                                  $ 842,131,589

Undistributed net investment income                                                                               4,942,441

Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions               85,911,649

Net unrealized appreciation (depreciation) on investments                                                         243,842,351

NET ASSETS, for 25,582,585                                                                                       $ 1,176,828,030
shares outstanding

NET ASSET VALUE and redemption price per share ($1,176,828,030 (divided by) 25,582,585 shares)                    $46.00

Maximum offering price per share (100/97.00 of $46.00)                                                            $47.42


STATEMENT OF OPERATIONS
 YEAR ENDED FEBRUARY 28, 1997




INVESTMENT INCOME                                                                                                   $ 15,114,348
Dividends (including $302,774 received from affiliated issuers)

Interest                                                                                                             3,898,863

 TOTAL INCOME                                                                                                        19,013,211

EXPENSES

Management fee                                                                                        $ 4,201,147

Transfer agent fees                                                                                    4,319,789

Accounting fees and expenses                                                                           596,198

Non-interested trustees' compensation                                                                  3,399

Custodian fees and expenses                                                                            21,561

Registration fees                                                                                     284,637

Audit                                                                                                  62,420

Legal                                                                                                  4,231

Interest                                                                                               2,753

Miscellaneous                                                                                          17,893

 Total expenses before reductions                                                                      9,514,028

 Expense reductions                                                                                    (249,618      9,264,410
                                                                                                      )

NET INVESTMENT INCOME                                                                                               9,748,801

REALIZED AND UNREALIZED GAIN (LOSS)                                                                                 116,726,321
Net realized gain (loss) on investment securities (including realized gain (loss) of $3,720,046 on sales of investments in affiliated issuers)

Change in net unrealized appreciation (depreciation) on investment securities                                        155,888,034

NET GAIN (LOSS)                                                                                                     272,614,355

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                                     $ 282,363,156

OTHER INFORMATION                                                                                                   $ 5,869,188
Sales charges paid to FDC

 Deferred sales charges withheld                                                                                    $ 4,653
 by FDC

 Exchange fees withheld by FSC                                                                                      $ 242,828

 Expense reductions                                                                                                 $ 241,830
 Directed brokerage arrangements

  Custodian interest credits                                                                                         2,076

  Transfer agent interest credits                                                                                    5,712

                                                                                                                    $ 249,618


STATEMENT OF CHANGES IN NET ASSETS
INCREASE         YEAR ENDED     YEAR ENDED
(DECREASE) IN    FEBRUARY 28,   FEBRUARY 29,
NET ASSETS       1997           1996

Operations          $ 9,748,801       $ 7,032,404
Net
investment
income

 Net realized        116,726,321       39,131,196
gain (loss)

 Change in           155,888,034       72,785,221
net
unrealized
appreciation
(depreciation
)

 NET INCREASE        282,363,156       118,948,821
(DECREASE)
IN NET
ASSETS
RESULTING
FROM
OPERATIONS

Distributions to     (6,671,424)       (3,332,255)
shareholders
From net
investment
income

 From net            (44,835,125)      (12,803,251)
realized gain

 TOTAL               (51,506,549)      (16,135,506)
DISTRIBUTION
S

Share                1,276,779,331     936,625,637
transactions
Net proceeds
from sales of
shares

 Reinvestmen         50,762,550        15,962,916
t of
distributions

 Cost of             (999,588,979)     (669,013,084)
shares
redeemed

 Paid in             983,081           722,441
capital
portion of
redemption
fees

 NET INCREASE        328,935,983       284,297,910
(DECREASE)
IN NET
ASSETS
RESULTING
FROM SHARE
TRANSACTIO
NS

  TOTAL              559,792,590       387,111,225
INCREASE
(DECREASE)
IN NET ASSETS


NET ASSETS

 Beginning of        617,035,440       229,924,215
period

 End of period      $ 1,176,828,030   $ 617,035,440
(including
undistribute
d net
investment
income of
$4,942,441
and
$3,690,897
,
respectivel
y)

OTHER
INFORMATION
Shares

 Sold                32,961,709        31,755,939

 Issued in           1,354,504         501,513
reinvestment
of
distributions

 Redeemed            (27,265,709)      (23,337,483)

 Net increase        7,050,504         8,919,969
(decrease)


SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

             YEAR ENDED     YEAR ENDED     YEARS ENDED FEBRUARY 28,          TEN MONTHS
             FEBRUARY 28,   FEBRUARY 29,                                     ENDED
                                                                             FEBRUARY 28,

SELECTED     1997           1996           1995                       1994   1993
PER-SHARE
DATA D


Net asset        $ 33.30       $ 23.92     $ 25.03     $ 22.18     $ 15.38
value,
beginning of
period

Income from
Investment
Operations

 Net              .53           .53         .20         .03         .09
investment
income

 Net realized     14.60         9.72        2.34        4.15        6.80
and
unrealized
gain (loss)

 Total from       15.13         10.25       2.54        4.18        6.89
investment
operations



Less
Distributions

 From net         (.32)         (.19)       (.12)       (.01)       (.01)
investment
income

 From net         (2.16)        (.73)       (3.60)      (1.40)      (.28)
realized gain

 Total            (2.48)        (.92)       (3.72)      (1.41)      (.29)
distributions

Redemption        .05           .05         .07         .08         .20
fees added to
paid in
capital

Net asset        $ 46.00       $ 33.30     $ 23.92     $ 25.03     $ 22.18
value, end of
period

TOTAL             47.50%        43.24%      12.43%      19.61%      46.43%
RETURN B, C

RATIOS AND
SUPPLEMENT
AL DATA

Net assets,      $ 1,176,828   $ 617,035   $ 229,924   $ 155,563   $ 337,903
end of period
(000 omitted)

Ratio of          1.38%         1.35%       1.47%       1.58%       1.55% A
expenses to
average net
assets

Ratio of          1.34% E       1.32% E     1.45% E     1.58%       1.55% A
expenses to
average net
assets after
expense
reductions

Ratio of net      1.41%         1.80%       .80%        .11%        .61% A
investment
income to
average net
assets

Portfolio         78%           81%         124%        95%         61% A
turnover rate

Average          $ .0417
commission
rate F


A ANNUALIZED B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT
BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 8 OF NOTES TO FINANCIAL
STATEMENTS). C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR
PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. D NET INVESTMENT INCOME PER
SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE
PERIOD. E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES
WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 8 OF NOTES TO
FINANCIAL STATEMENTS). F FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A
FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES
ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND
FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE
TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.


INSURANCE PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value), but does not include certain fees paid by shareholders upon exchange or redemption. If Fidelity had not reimbursed certain fund expenses, the past five and past 10 year total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED                   PAST 1   PAST 5    PAST 10
FEBRUARY 28, 1997               YEAR     YEARS     YEARS

INSURANCE                       28.28%   128.36%   246.84%

INSURANCE                       24.43%   121.51%   236.44%
(INCL. 3% SALES CHARGE)

S&P 500                         26.16%   118.75%   276.74%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one, five, or 10 years. You can compare the fund's returns to the performance of the S&P 500 - a widely recognized, unmanaged index of common stocks. This benchmark reflects reinvestment of dividends and capital gains, if any, and excludes the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED             PAST 1   PAST 5   PAST 10
FEBRUARY 28, 1997         YEAR     YEARS    YEARS

INSURANCE                 28.28%   17.96%   13.24%

INSURANCE                 24.43%   17.24%   12.90%
(INCL. 3% SALES CHARGE)

S&P 500                   26.16%   16.94%   14.16%

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

UNDERSTANDING PERFORMANCE
How a fund did yesterday is no guarantee of
how it will do tomorrow. The stock market, for
example, has a history of growth in the long run
and volatility in the short run. Unlike the broader
market, however, some sectors may not have
a history of growth in the long run. And, as
with all stock funds, the share price and return
of
a fund that invests in a sector will vary. That
means if you sell your shares during a sector
downturn, you might lose money. But if you
can identify a sector that is about to
experience rapid growth you may have the
potential for above-average gains.
(checkmark)
$10,000 OVER 10 YEARS
  1987/02/28       9700.00                    10000.00
  1987/03/31       9206.78                    10289.00
  1987/04/30       8444.53                    10197.43
  1987/05/31       8332.43                    10286.15
  1987/06/30       8601.46                    10805.60
  1987/07/31       8683.67                    11353.44
  1987/08/31       9311.40                    11776.92
  1987/09/30       9311.40                    11519.01
  1987/10/31       7562.71                     9037.81
  1987/11/30       7032.13                     8293.10
  1987/12/31       7201.14                     8924.20
  1988/01/31       7755.07                     9299.91
  1988/02/29       7747.48                     9733.29
  1988/03/31       7565.37                     9432.53
  1988/04/30       7512.25                     9537.23
  1988/05/31       7717.13                     9620.20
  1988/06/30       8066.18                    10061.77
  1988/07/31       8104.12                    10023.54
  1988/08/31       8187.59                     9682.74
  1988/09/30       8468.35                    10095.22
  1988/10/31       8430.41                    10375.87
  1988/11/30       8248.30                    10227.49
  1988/12/31       8454.25                    10406.47
  1989/01/31       9096.92                    11168.23
  1989/02/28       9158.13                    10890.14
  1989/03/31       9372.35                    11143.88
  1989/04/30       9678.39                    11722.25
  1989/05/31       9731.95                    12197.00
  1989/06/30       9946.08                    12127.48
  1989/07/31      10781.30                    13222.59
  1989/08/31      11110.80                    13481.75
  1989/09/30      11264.05                    13426.47
  1989/10/31      11631.85                    13114.98
  1989/11/30      11946.02                    13382.52
  1989/12/31      11652.58                    13703.71
  1990/01/31      10663.50                    12784.19
  1990/02/28      10964.86                    12949.10
  1990/03/31      10910.77                    13292.25
  1990/04/30      10532.14                    12959.95
  1990/05/31      11498.04                    14223.54
  1990/06/30      11528.95                    14126.82
  1990/07/31      11358.95                    14081.62
  1990/08/31      10176.69                    12808.64
  1990/09/30       9295.79                    12184.86
  1990/10/31       8924.89                    12132.46
  1990/11/30      10107.15                    12916.22
  1990/12/31      10508.96                    13276.58
  1991/01/31      11073.04                    13855.44
  1991/02/28      12193.48                    14846.11
  1991/03/31      12997.11                    15205.38
  1991/04/30      12927.57                    15241.87
  1991/05/31      13252.11                    15900.32
  1991/06/30      12428.31                    15172.09
  1991/07/31      12889.78                    15879.11
  1991/08/31      12811.56                    16255.44
  1991/09/30      12936.71                    15983.98
  1991/10/31      13327.78                    16198.16
  1991/11/30      13210.46                    15545.38
  1991/12/31      14363.68                    17323.77
  1992/01/31      14347.99                    17001.55
  1992/02/29      14732.59                    17222.57
  1992/03/31      14520.67                    16886.73
  1992/04/30      14151.76                    17383.20
  1992/05/31      14340.14                    17468.37
  1992/06/30      14640.14                    17208.09
  1992/07/31      15469.64                    17911.90
  1992/08/31      15016.41                    17544.71
  1992/09/30      15811.70                    17751.74
  1992/10/31      16487.26                    17813.87
  1992/11/30      17051.66                    18421.32
  1992/12/31      17595.69                    18647.90
  1993/01/31      18331.36                    18804.55
  1993/02/28      18677.56                    19060.29
  1993/03/31      19664.24                    19462.46
  1993/04/30      19196.33                    18991.47
  1993/05/31      18701.89                    19500.44
  1993/06/30      18901.40                    19556.99
  1993/07/31      19560.65                    19478.76
  1993/08/31      20558.20                    20217.01
  1993/09/30      20627.59                    20061.34
  1993/10/31      20029.06                    20476.61
  1993/11/30      18805.98                    20282.08
  1993/12/31      19034.39                    20527.49
  1994/01/31      19290.97                    21225.43
  1994/02/28      18445.21                    20650.22
  1994/03/31      17580.44                    19749.87
  1994/04/30      17770.50                    20002.67
  1994/05/31      18587.75                    20330.71
  1994/06/30      18483.22                    19832.61
  1994/07/31      18825.32                    20483.12
  1994/08/31      19338.48                    21322.93
  1994/09/30      19205.44                    20800.52
  1994/10/31      18967.87                    21268.53
  1994/11/30      18008.07                    20493.93
  1994/12/31      18967.87                    20797.85
  1995/01/31      19652.08                    21337.14
  1995/02/28      20250.76                    22168.65
  1995/03/31      20573.86                    22822.85
  1995/04/30      20763.94                    23494.98
  1995/05/31      21220.92                    24434.07
  1995/06/30      21887.34                    25001.68
  1995/07/31      22544.25                    25830.73
  1995/08/31      23201.16                    25895.57
  1995/09/30      24353.12                    26988.36
  1995/10/31      23620.05                    26892.01
  1995/11/30      25029.07                    28072.57
  1995/12/31      25570.51                    28613.25
  1996/01/31      26315.09                    29587.24
  1996/02/29      26226.92                    29861.52
  1996/03/31      25933.01                    30149.08
  1996/04/30      25611.35                    30593.48
  1996/05/31      26128.95                    31382.49
  1996/06/30      26596.78                    31502.05
  1996/07/31      26009.50                    30110.29
  1996/08/31      27104.43                    30745.32
  1996/09/30      28428.30                    32475.67
  1996/10/31      29921.38                    33371.34
  1996/11/30      31762.85                    35893.88
  1996/12/31      31632.38                    35182.83
  1997/01/31      32931.91                    37381.05
  1997/02/28      33633.25                    37674.12
Let's say hypothetically that $10,000 was invested in Fidelity Select Insurance Portfolio on February 28, 1987, and the current maximum 3% sales charge was paid. As the chart shows, by February 28, 1997, the value of the investment would have grown to $33,644 - a 236.44% increase on the initial investment. For comparison, look at how the S&P 500 did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $37,674 - a 276.74% increase. INVESTMENT SUMMARY
TOP TEN STOCKS AS OF FEBRUARY 28, 1997
                                     % OF FUND'S
                                     INVESTMENTS

Travelers Group, Inc. (The)          4.8

Allstate Corp.                       4.4

CIGNA Corp.                          4.0

Marsh & McLennan Companies, Inc.     3.4

General Re Corp.                     3.4

American International Group, Inc.   2.8

UNUM Corp.                           2.7

Aetna, Inc.                          2.7

Progressive Corp.                    2.6

AFLAC, Inc.                          2.5

TOP INDUSTRIES AS OF FEBRUARY 28, 1997
Row: 1, Col: 1, Value: 19.7
Row: 1, Col: 2, Value: 5.6
Row: 1, Col: 3, Value: 8.1
Row: 1, Col: 4, Value: 9.800000000000001
Row: 1, Col: 5, Value: 22.0
Row: 1, Col: 6, Value: 34.8
Property-Casualty &
Reinsurance 34.8%
Life Insurance 22.0%
Multi-Line Insurance 9.8%
Insurance Carriers 8.1%
Insurance Brokers & Services 5.6%
All Others 19.7% *
* INCLUDES SHORT-TERM INVESTMENTS
% OF FUND'S INVESTMENTS
INSURANCE PORTFOLIO
FUND TALK: THE MANAGERS' OVERVIEW



Effective February 14, 1997, Thomas Allen (right) became Portfolio Manager of Fidelity Select Insurance Portfolio. The following is an interview with Michael Tempero, who managed the portfolio during most of the period covered by this report, and Tom Allen, who discusses his outlook.
Q. HOW DID THE FUND PERFORM OVER THE PAST YEAR, MIKE?
M.T. The fund did well, although the second half of the period saw far better returns than the first half. For the 12 months that ended February 28, 1997, the fund was up 28.28%, compared to an increase of 26.16% for the Standard & Poor's 500 Index.
Q. WHAT WERE THE KEY FACTORS BEHIND THE STRONG PERFORMANCE?
M.T. In the first half of the year, there were several issues. First, some of the commercial carriers were facing larger-than-expected price decreases in their lines of business. That, in turn, prompted some of these carriers to hold onto their business, rather than spreading some of it to re-insurers; so the re-insurers had a more difficult time generating business. Third, the bond market was down during the first half of the year, and that always weighs upon these stocks because insurance companies have huge bond portfolios. The past six months, in contrast, have been great. While the bond market has rebounded, it still hasn't reached its previous highs; many insurance stocks, however, reached and then surpassed their earlier peaks.
Q. WHAT TOP HOLDINGS PLAYED A SIGNIFICANT ROLE IN THE PERFORMANCE STORY? M.T. Our second-largest holding, Allstate, has been a long-time favorite of the fund and continued to generate better results, particularly in their auto insurance line. Travelers, the fund's largest holding and up over 60% during the past six months, saw good results from its Smith Barney brokerage subsidiary and its property/casualty business. CIGNA and Aetna both have been positioning themselves as life and health insurance companies. After a flat first half of the period, CIGNA was up about 30% over the past six months. Aetna was down during the first six months, but was up over 20% since late last summer.
Q. LET'S TAKE A BRIEF LOOK AT THE DIFFERENT SEGMENTS WITHIN THE INSURANCE INDUSTRY . . .
M.T. Sure. In the disability market, many of these companies had severe problems a couple of years ago, but have been turning their businesses around, raising prices to get them back in line with the liabilities they were facing. As an example, UNUM and Provident, both top holdings within the fund, performed well over the past six months. The auto insurance industry did well, led by Allstate. The re-insurers had a tough go of it over the past year, although some of the companies in the portfolio were bought out, to the fund's benefit. Other than the firms that were bought out, the rest of the re-insurers we owned, such as one of my top 10 holdings, General Re, had slower growth rates and didn't help the fund's performance.
Q. TURNING TO YOU, TOM, WHAT'S YOUR OUTLOOK FOR THE INSURANCE INDUSTRY? T.A. You have to look at it in two pieces - the life insurers on the one hand, and the property and casualty insurers on the other. The life insurers are less cyclical - less sensitive to the economy's strength - as a rule, and there's been a lot of consolidation going on, particularly with the smaller-cap names. I expect this consolidation to continue with the small-cap life names. With the property and casualty companies, the fundamental outlook is not very good. There's excess capacity globally and poor pricing as a result. A key determinant will be how the insurance companies use their capital; they've been over-capitalized for some time. I think those companies that can achieve a better return on equity by using their capital wisely will tend to perform better. In general, insurance stocks - both life and property/casualty - are very interest rate sensitive. I would expect them to underperform if interest rates rise significantly.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND FACTS
START DATE: December 16, 1985
FUND NUMBER: 045
TRADING SYMBOL: FSPCX
SIZE: as of February 28, 1997, more than $42 million
MANAGER: Tom Allen, since February 1997;
analyst, property, casualty and multi-line insurance, since 1995; joined Fidelity in 1995
(checkmark)
INSURANCE PORTFOLIO
INVESTMENTS FEBRUARY 28, 1997

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 91.6%
 SHARES VALUE (NOTE 1)
CREDIT & OTHER FINANCE - 7.0%
BUSINESS CREDIT - 0.4%
Granite Financial, Inc.   10,000 $ 115,000
HealthCare Financial Partners, Inc.   3,000  54,750
  169,750
FINANCIAL SERVICES - 2.5%
AmeriCredit Corp. (a)  15,000  292,494
Transamerica Corp.   9,200  806,150
  1,098,644
MORTGAGE BANKERS - 4.1%
Aames Financial Corp.   24,000  723,000
Cityscape Financial Corp. (a)  38,500  1,053,938
  1,776,938
TOTAL CREDIT & OTHER FINANCE   3,045,332
HOLDING COMPANIES - 0.5%
HOLDING COMPANY OFFICES - 0.5%
Leucadia National Corp.   8,000  213,000
INSURANCE - 84.1%
ACCIDENT & HEALTH INSURANCE - 2.5%
Provident Companies, Inc.   20,200  1,100,900
INSURANCE BROKERS & SERVICES - 5.6%
Frontier Insurance Group, Inc.  22,240  961,880
Marsh & McLennan Companies, Inc.   12,600  1,474,200
  2,436,080
INSURANCE CARRIERS - 8.1%
AFLAC, Inc.   27,300  1,102,238
AMBAC, Inc.   10,000  667,500
MBIA, Inc.   10,000  976,250
MGIC Investment Corp.   9,400  739,075
  3,485,063
LIFE INSURANCE - 22.0%
American Bankers Insurance Group, Inc.   6,500  358,313
Amerus Life Holdings, Inc.   3,000  63,000
Aon Corp.   7,000  443,625
Conseco, Inc.   21,400  839,950
Equitable of Iowa Companies   4,900  260,313
Jefferson Pilot Corp.   10,900  643,100
Life RE Corp.   7,900  339,700
Life USA Holding, Inc. (a)  64,500  674,227
Penn Treaty American Corp. (a)  500  14,000
Penncorp Financial Group, Inc.   4,800  168,000
Protective Life Corp.   17,300  743,900
Providian Corp.   14,000  782,250
Reliastar Financial Corp.   4,711  292,082
SunAmerica, Inc.   18,300  839,513
Torchmark Corp.   10,200  600,525
UICI (a)  20,700  610,650
UNUM Corp.   15,000  1,153,125
USLIFE Corp.   3,900  185,738
Western National Corp.   21,500  494,500
  9,506,511
MULTI-LINE INSURANCE - 9.8%
Aetna, Inc.   13,900  1,151,963
American Financial Group, Inc.   6,500  243,750
CIGNA Corp.   11,200  1,712,200
CNA Financial Corp. (a)  3,600  400,500

 SHARES VALUE (NOTE 1)
Lincoln National Corp.   6,000 $ 348,750
US Facilities Corp.   16,000  306,000
Unitrin, Inc.   1,800  97,200
  4,260,363
PROPERTY-CASUALTY& REINSURANCE - 34.8%
Acceptance Insurance Co., Inc. (a)  14,000  295,750
ACE Ltd.   5,200  338,000
Allmerica Financial Corp.   2,900  108,388
Allstate Corp.   30,200  1,913,925
American International Group, Inc.   10,000  1,210,000
Berkley (W.R.) Corp.   2,900  148,988
Capital Re Corp.   3,800  164,350
Chubb Corp. (The)  16,000  938,000
Enhance Financial Services Group Corp.   31,300  1,079,850
Everest Reinsurance Holdings, Inc.   7,000  220,500
Fremont General Corp.   7,700  222,338
General Re Corp.   8,600  1,458,775
HCC Insurance Holdings Inc.   11,700  288,113
Mercury General Corp.   17,500  1,074,063
PMI Group, Inc.   16,700  914,325
Progressive Corp.   16,900  1,117,513
Reinsurance Group of America, Inc.   4,700  230,300
Terra Nova Holdings Ltd.   4,900  100,450
Transatlantic Holdings, Inc.   7,000  590,625
Travelers Group, Inc. (The)  38,866  2,084,189
Unionamerica Holdings PLC
 sponsored ADR  8,800  143,000
Vesta Insurance Group Corp.   10,000  391,250
  15,032,692
SURETY INSURANCE - 1.3%
MMI Companies, Inc.   24,000  546,000
TOTAL INSURANCE   36,367,609
TOTAL COMMON STOCKS
 (Cost $34,243,480)   39,625,941
CASH EQUIVALENTS - 8.4%
Taxable Central Cash Fund (b)
 (Cost $3,633,885)  3,633,885  3,633,885
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $37,877,365)  $ 43,259,826
LEGEND
1. Non-income producing
2. At period end, the seven-day yield on the Taxable Central Cash Fund was 5.31%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $44,979,901 and $50,061,462, respectively (see Note 3 of Notes to Financial Statements).
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $12,029 for the period (see
Note 4 of Notes to Financial Statements).
INCOME TAX INFORMATION
At February 28, 1997, the aggregate cost of investment securities for income tax purposes was $37,911,795. Net unrealized appreciation aggregated $5,348,031, of which $5,749,615 related to appreciated investment securities and $401,584 related to depreciated investment securities.
The fund hereby designates approximately $1,624,000 as a capital gain dividend for the purpose of the dividend paid deduction.
A total of 38% of the dividends distributed during the fiscal year qualifies for the dividends-received deduction for corporate shareholders (unaudited).
The fund will notify shareholders in January 1998 of the applicable percentage for use in preparing 1997 income tax returns.
INSURANCE PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
 FEBRUARY 28, 1997


ASSETS

Investment in securities, at value                                                                                   $ 43,259,826
(cost $37,877,365) - See accompanying schedule

Receivable for fund shares sold                                                                                       1,144,401

Dividends receivable                                                                                                  34,027

Interest receivable                                                                                                   13,730

Redemption fees receivable                                                                                            290

 TOTAL ASSETS                                                                                                         44,452,274

LIABILITIES

Payable for investments purchased                                                                      $ 1,891,038

Payable for fund shares redeemed                                                                        132,129

Accrued management fee                                                                                  19,034

Other payables and accrued expenses                                                                     43,200

 TOTAL LIABILITIES                                                                                                    2,085,401

NET ASSETS                                                                                                           $ 42,366,873

Net Assets consist of:

Paid in capital                                                                                                      $ 32,854,226

Undistributed net investment income                                                                                   5,935

Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions                   4,124,251

Net unrealized appreciation (depreciation) on investments                                                             5,382,461

NET ASSETS, for 1,298,993                                                                                            $ 42,366,873
shares outstanding

NET ASSET VALUE and redemption price per share ($42,366,873 (divided by) 1,298,993 shares)                            $32.62

Maximum offering price per share (100/97.00 of $32.62)                                                                $33.63


STATEMENT OF OPERATIONS
 YEAR ENDED FEBRUARY 28, 1997


INVESTMENT INCOME                                                                             $ 476,091
Dividends

Interest                                                                                       140,572

 TOTAL INCOME                                                                                  616,663

EXPENSES

Management fee                                                                   $ 204,881

Transfer agent fees                                                               289,430

Accounting fees and expenses                                                      60,415

Non-interested trustees' compensation                                             154

Custodian fees and expenses                                                       12,589

Registration fees                                                                 18,901

Audit                                                                             27,995

Legal                                                                             215

Miscellaneous                                                                     1,783

 Total expenses before reductions                                                 616,363

 Expense reductions                                                               (17,062      599,301
                                                                                 )

NET INVESTMENT INCOME                                                                          17,362

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                                            5,349,480

 Foreign currency transactions                                                    8            5,349,488

Change in net unrealized appreciation (depreciation) on investment securities                  2,095,799

NET GAIN (LOSS)                                                                                7,445,287

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                               $ 7,462,649

OTHER INFORMATION                                                                             $ 248,750
Sales charges paid to FDC

 Deferred sales charges withheld                                                              $ 1,364
 by FDC

 Exchange fees withheld by FSC                                                                $ 26,445

 Expense Reductions                                                                           $ 16,749
 Directed brokerage arrangements

  Custodian interest credits                                                                   313

                                                                                              $ 17,062


STATEMENT OF CHANGES IN NET ASSETS
INCREASE         YEAR ENDED     YEAR ENDED
(DECREASE) IN    FEBRUARY 28,   FEBRUARY 29,
NET ASSETS       1997           1996

Operations          $ 17,362       $ 54,801
Net
investment
income

 Net realized        5,349,488      2,892,996
gain (loss)

 Change in           2,095,799      1,911,651
net
unrealized
appreciation
(depreciation
)

 NET INCREASE        7,462,649      4,859,448
(DECREASE)
IN NET
ASSETS
RESULTING
FROM
OPERATIONS

Distributions to     (35,964        (62,008
shareholders        )              )
From net
investment
income

 From net            (1,652,709     (753,776
realized gain       )              )

 TOTAL               (1,688,673     (815,784
DISTRIBUTION        )              )
S

Share                82,947,138     47,521,158
transactions
Net proceeds
from sales of
shares

 Reinvestmen         1,660,671      802,788
t of
distributions

 Cost of             (87,137,695    (35,249,916
shares              )              )
redeemed

 Paid in             129,084        37,695
capital
portion of
redemption
fees

 NET INCREASE        (2,400,802     13,111,725
(DECREASE)          )
IN NET
ASSETS
RESULTING
FROM SHARE
TRANSACTIO
NS

  TOTAL              3,373,174      17,155,389
INCREASE
(DECREASE)
IN NET ASSETS


NET ASSETS

 Beginning of        38,993,699     21,838,310
period

 End of period      $ 42,366,873   $ 38,993,699
(including
undistribute
d net
investment
income of
$5,935 and
$55,083,
respectivel
y)

OTHER
INFORMATION
Shares

 Sold                2,922,405      1,872,126

 Issued in           58,747         31,329
reinvestment
of
distributions

 Redeemed            (3,138,702     (1,471,921
                    )              )

 Net increase        (157,550)      431,534
(decrease)


SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

             YEAR ENDED     YEAR ENDED     YEARS ENDED FEBRUARY 28,          TEN MONTHS
             FEBRUARY 28,   FEBRUARY 29,                                     ENDED
                                                                             FEBRUARY 28,

SELECTED     1997           1996           1995                       1994   1993
PER-SHARE
DATA D


Net asset        $ 26.77    $ 21.31    $ 19.41    $ 21.58    $ 18.03
value,
beginning of
period

Income from
Investment
Operations

 Net              .01        .06        .05        -          (.04)
investment
income (loss)

 Net realized     7.21       6.15       1.78       (.24)      5.12
and
unrealized
gain (loss)

 Total from       7.22       6.21       1.83       (.24)      5.08
investment
operations



Less
Distributions

 From net         (.03)      (.07)      -          (.01)      -
investment
income

 In excess of     -          -          -          -          (.03)
net
investment
income

 From net         (1.45)     (.72)      -          (1.96)     (1.71)
realized gain

 Total            (1.48)     (.79)      -          (1.97)     (1.74)
distributions

Redemption        .11        .04        .07        .04        .21
fees added to
paid in
capital

Net asset        $ 32.62    $ 26.77    $ 21.31    $ 19.41    $ 21.58
value, end of
period

TOTAL             28.28%     29.51%     9.79%      (1.24)%    31.98%
RETURN B, C

RATIOS AND
SUPPLEMENT
AL DATA

Net assets,      $ 42,367   $ 38,994   $ 21,838   $ 18,419   $ 26,367
end of period
(000 omitted)

Ratio of          1.82%      1.77%      2.36%      1.93%      2.49% A,
expenses to                                                   F
average net
assets

Ratio of          1.77% E    1.74% E    2.34% E    1.93%      2.49% A
expenses to
average net
assets after
expense
reductions

Ratio of net      .05%       .26%       .25%       (.02)%     (.26)%
investment                                                   A
income (loss)
to average
net assets

Portfolio         142%       164%       265%       101%       81% A
turnover rate

Average          $ .0261
commission
rate G


A ANNUALIZED B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT
BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 8 OF NOTES TO FINANCIAL
STATEMENTS). C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR
PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. D NET INVESTMENT INCOME (LOSS)
PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE
PERIOD. E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES
WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 8 OF NOTES TO
FINANCIAL STATEMENTS). F DURING THE PERIOD, FMR AGREED TO REIMBURSE A PORTION OF
THE FUND'S EXPENSES, OR EXPENSES WERE LIMITED IN ACCORDANCE WITH A STATE EXPENSE
LIMITATION. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN
HIGHER. G FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS
REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON
WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND
FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE
TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.


REGIONAL BANKS PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value), but does not include certain fees paid by shareholders upon exchange or redemption. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED                   PAST 1   PAST 5    PAST 10
FEBRUARY 28, 1997               YEAR     YEARS     YEARS

REGIONAL BANKS                  43.33%   222.02%   555.53%

REGIONAL BANKS                  39.03%   212.36%   535.86%
(INCL. 3% SALES CHARGE)

S&P 500                         26.16%   118.75%   276.74%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one, five, or 10 years. You can compare the fund's returns to the performance of the S&P 500 - a widely recognized, unmanaged index of common stocks. This benchmark reflects reinvestment of dividends and capital gains, if any, and excludes the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED             PAST 1   PAST 5   PAST 10
FEBRUARY 28, 1997         YEAR     YEARS    YEARS

REGIONAL BANKS            43.33%   26.35%   20.69%

REGIONAL BANKS            39.03%   25.58%   20.32%
(INCL. 3% SALES CHARGE)

S&P 500                   26.16%   16.94%   14.16%

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

UNDERSTANDING PERFORMANCE
How a fund did yesterday is no guarantee of
how it will do tomorrow. The stock market, for
example, has a history of growth in the long run
and volatility in the short run. Unlike the broader
market, however, some sectors may not have
a history of growth in the long run. And, as
with all stock funds, the share price and
return of a fund that invests in a sector will
vary. That means if you sell your shares
during a sector downturn, you might lose
money. But if you can identify a sector that is
about to experience rapid growth you may
have the potential for above-average gains.
(checkmark)
$10,000 OVER 10 YEARS
 1987/02/28       9700.00                    10000.00
  1987/03/31       9719.84                    10289.00
  1987/04/30       9134.66                    10197.43
  1987/05/31       9184.25                    10286.15
  1987/06/30       9511.55                    10805.60
  1987/07/31       9511.55                    11353.44
  1987/08/31       9947.96                    11776.92
  1987/09/30       9690.08                    11519.01
  1987/10/31       8103.17                     9037.81
  1987/11/30       7845.30                     8293.10
  1987/12/31       8211.96                     8924.20
  1988/01/31       8793.43                     9299.91
  1988/02/29       9017.85                     9733.29
  1988/03/31       9221.88                     9432.53
  1988/04/30       9119.87                     9537.23
  1988/05/31       9283.09                     9620.20
  1988/06/30       9935.96                    10061.77
  1988/07/31       9986.97                    10023.54
  1988/08/31       9854.35                     9682.74
  1988/09/30      10231.80                    10095.22
  1988/10/31      10354.21                    10375.87
  1988/11/30      10099.18                    10227.49
  1988/12/31      10322.88                    10406.47
  1989/01/31      10978.31                    11168.23
  1989/02/28      11142.16                    10890.14
  1989/03/31      12059.75                    11143.88
  1989/04/30      12376.54                    11722.25
  1989/05/31      13326.90                    12197.00
  1989/06/30      13105.23                    12127.48
  1989/07/31      14271.61                    13222.59
  1989/08/31      14623.72                    13481.75
  1989/09/30      14744.76                    13426.47
  1989/10/31      13380.32                    13114.98
  1989/11/30      13358.31                    13382.52
  1989/12/31      13073.54                    13703.71
  1990/01/31      11895.64                    12784.19
  1990/02/28      12385.46                    12949.10
  1990/03/31      12082.23                    13292.25
  1990/04/30      11394.15                    12959.95
  1990/05/31      12187.20                    14223.54
  1990/06/30      11709.04                    14126.82
  1990/07/31      10997.63                    14081.62
  1990/08/31       9971.34                    12808.64
  1990/09/30       8758.45                    12184.86
  1990/10/31       8501.88                    12132.46
  1990/11/30       9633.13                    12916.22
  1990/12/31      10371.33                    13276.58
  1991/01/31      11059.59                    13855.44
  1991/02/28      11997.05                    14846.11
  1991/03/31      12673.44                    15205.38
  1991/04/30      13527.83                    15241.87
  1991/05/31      14405.95                    15900.32
  1991/06/30      13551.56                    15172.09
  1991/07/31      14678.88                    15879.11
  1991/08/31      15735.00                    16255.44
  1991/09/30      15426.47                    15983.98
  1991/10/31      16067.26                    16198.16
  1991/11/30      15331.54                    15545.38
  1991/12/31      17194.94                    17323.77
  1992/01/31      18270.40                    17001.55
  1992/02/29      19746.04                    17222.57
  1992/03/31      19470.92                    16886.73
  1992/04/30      20608.91                    17383.20
  1992/05/31      21484.29                    17468.37
  1992/06/30      21698.66                    17208.09
  1992/07/31      21723.83                    17911.90
  1992/08/31      20565.90                    17544.71
  1992/09/30      21522.45                    17751.74
  1992/10/31      22441.25                    17813.87
  1992/11/30      24278.84                    18421.32
  1992/12/31      25538.34                    18647.90
  1993/01/31      26602.44                    18804.55
  1993/02/28      27430.07                    19060.29
  1993/03/31      28599.26                    19462.46
  1993/04/30      27126.96                    18991.47
  1993/05/31      26861.78                    19500.44
  1993/06/30      28360.00                    19556.99
  1993/07/31      28439.55                    19478.76
  1993/08/31      28837.31                    20217.01
  1993/09/30      29831.70                    20061.34
  1993/10/31      28227.41                    20476.61
  1993/11/30      27339.09                    20282.08
  1993/12/31      28391.61                    20527.49
  1994/01/31      30047.38                    21225.43
  1994/02/28      29203.26                    20650.22
  1994/03/31      28716.27                    19749.87
  1994/04/30      30237.96                    20002.67
  1994/05/31      31749.04                    20330.71
  1994/06/30      30960.65                    19832.61
  1994/07/31      31781.89                    20483.12
  1994/08/31      32603.13                    21322.93
  1994/09/30      30665.01                    20800.52
  1994/10/31      30533.61                    21268.53
  1994/11/30      28562.64                    20493.93
  1994/12/31      28453.56                    20797.85
  1995/01/31      29886.73                    21337.14
  1995/02/28      31477.19                    22168.65
  1995/03/31      31739.35                    22822.85
  1995/04/30      32525.85                    23494.98
  1995/05/31      34658.12                    24434.07
  1995/06/30      35095.06                    25001.68
  1995/07/31      36458.31                    25830.73
  1995/08/31      37821.56                    25895.57
  1995/09/30      39534.37                    26988.36
  1995/10/31      39342.12                    26892.01
  1995/11/30      41596.73                    28072.57
  1995/12/31      41760.64                    28613.25
  1996/01/31      43125.96                    29587.24
  1996/02/29      44363.86                    29861.52
  1996/03/31      45674.57                    30149.08
  1996/04/30      45284.52                    30593.48
  1996/05/31      46050.16                    31382.49
  1996/06/30      45695.35                    31502.05
  1996/07/31      45770.05                    30110.29
  1996/08/31      48085.63                    30745.32
  1996/09/30      50457.23                    32475.67
  1996/10/31      53687.83                    33371.34
  1996/11/30      58225.62                    35893.88
  1996/12/31      56747.10                    35182.83
  1997/01/31      60931.93                    37381.05
  1997/02/28      63586.20                    37674.12
Let's say hypothetically that $10,000 was invested in Fidelity Select Regional Banks Portfolio on February 28, 1987, and the current maximum 3% sales charge was paid. As the chart shows, by February 28, 1997, the value of the investment would have grown to $63,586 - a 535.86% increase on the initial investment. For comparison, look at how the S&P 500 did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $37,674 - a 276.74% increase. INVESTMENT SUMMARY
TOP TEN STOCKS AS OF FEBRUARY 28, 1997
                             % OF FUND'S
                             INVESTMENTS

NationsBank Corp.            4.9

BankAmerica Corp.            4.9

Wells Fargo & Co.            4.6

Citicorp                     4.2

First Chicago NBD Corp.      3.2

National City Corp.          3.2

Bank of New York Co., Inc.   3.0

Comerica, Inc.               3.0

Chase Manhattan Corp.        3.0

First Union Corp.            2.9

TOP REGIONS AS OF FEBRUARY 28, 1997
Northeast 15.1%
Midwest 14.1%
West 14.1%
Southeast 10.6%
Multi-Regional 4.9%
All Others 41.2% *
Row: 1, Col: 1, Value: 41.2
Row: 1, Col: 2, Value: 4.9
Row: 1, Col: 3, Value: 10.6
Row: 1, Col: 4, Value: 14.1
Row: 1, Col: 5, Value: 14.1
Row: 1, Col: 6, Value: 15.1
* INCLUDES SHORT-TERM INVESTMENTS
% OF FUND'S INVESTMENTS
REGIONAL BANKS PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW



John Avery,
Portfolio Manager of
Fidelity Select Regional Banks Portfolio
Q. JOHN, HOW DID THE FUND PERFORM?
A. Very well. For the 12 months that ended February 28, 1997, the fund had a return of 43.33%. This outdistanced the Standard & Poor's 500 Index, which returned 26.16% over the same period.
Q. CAN YOU ISOLATE SOME OF THE FACTORS THAT LED TO THE STRONG PERFORMANCE OF BANK STOCKS?
A. Ideal economic conditions and strong fundamental characteristics, such as valuations and earnings, converged and resulted in a very favorable climate for bank stocks. Much of the strong performance within the industry can be attributed to valuation upgrades, meaning that at some point in 1996 investors came to the realization that bank stocks as a group could generate higher earnings growth than the S&P 500. This demand led to share price increases. Also, banks generally are being better managed than they have been in the past.
Q. IT SEEMS THAT BANKS HAVE BEEN DELVING INTO OTHER TYPES OF BUSINESSES, SUCH AS OFFERING MUTUAL FUNDS AND CREDIT CARD SERVICES. HOW HAS THIS TREND AFFECTED THE INDUSTRY?
A. As a whole, I feel the banking industry is overcapitalized - there are too many branches and too much capital. As a result, banks have been taking that excess capital and trying to reinvest in fee-driven businesses. From an investing standpoint, I try to determine if a bank has sufficient knowledge to take on a new area of business. The Barnett Bank chain in Florida, for instance, has been the top auto lender in that state for 30 years. That made its recent purchase of an auto financing company perfectly logical.
Q. WITH REGARD TO VALUATION, WHICH YOU MENTIONED EARLIER, ARE INVESTORS WORRIED THAT THE CARRIAGE MAY TURN BACK INTO THE PUMPKIN?
A. I think people are nervous about the high valuations, but I think you have to look at the whole stock market. On a relative basis, valuations within the banking industry aren't that much higher than what we've seen in the general market. If you look back over the past 30 years, bank stocks on average have traded in a range between 60-70% of the market. As the period closed, bank stocks were trading at 75% of the market. I still think there's upside over the long-term.
Q. WERE THERE ANY PARTICULAR REGIONS OR STOCKS THAT PERFORMED WELL? WERE THERE ANY DISAPPOINTMENTS?
A. The Southeast and, interestingly, California have done quite well. California's economy has taken longer to recover than that of the U.S., but it has been showing recent signs of life. Stocks of California-based companies such as BankAmerica and Wells Fargo turned in strong showings. In the Southeast, banks such as Barnett and First Union each generated higher-than-average revenue growth. There hasn't been a lot of growth in the Northeast corridor, but some restructurings have helped turn that around. In general, smaller- and medium-cap stocks stayed fairly flat as large-cap stocks rallied.
Q. THE 1996 EQUITY MARKET WILL BE REMEMBERED FOR THE STRENGTH OF THE LARGE-CAP STOCKS. DID THIS TREND SEEP INTO THE BANK STOCKS AS WELL?
A. Absolutely. Much of the fund's strong return can be traced to the big-cap move. Well-known banks such as NationsBank, which is the fund's top holding, Citicorp and Bank of America all posted healthy earnings. This development also contributed to the rise in valuations.
Q. WHAT'S YOUR OUTLOOK?
A. The key is earnings growth. Earnings growth among bank stocks has been moving at a quicker pace than that of the S&P 500. If earnings targets continue to be met, I don't see why this pace can't continue. Credit quality is a concern, simply because it's been so good. It's hard to improve upon the credit quality situation, so I think investors may need to show some caution. If the Federal Reserve Board follows through on its threat to raise interest rates, that might have a short-term negative impact.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND FACTS
START DATE: June 30, 1986
FUND NUMBER: 507
TRADING SYMBOL: FSRBX
SIZE: as of February 28, 1997, more than $837 million
MANAGER: John Avery, since September 1996;
manager, Fidelity Select Chemicals Portfolio, since 1995; joined Fidelity in 1994
(checkmark)
REGIONAL BANKS PORTFOLIO
INVESTMENTS FEBRUARY 28, 1997

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 83.9%
 SHARES VALUE (NOTE 1)
AUTOS, TIRES, & ACCESSORIES - 0.2%
MOTOR VEHICLE DEALERS (NEW & USED) - 0.2%
Ugly Duckling Corp. (a)  103,300 $ 2,156,388
CLOSED END INVESTMENT COMPANY - 0.2%
REGISTERED INVESTMENT COMPANIES - 0.2%
Sirrom Capital Corp.   48,900  1,980,450
COMPUTER SERVICES & SOFTWARE - 0.1%
COMPUTER SERVICES - 0.1%
DST Systems, Inc. (a)  20,000  657,500
BANKS - 68.7%
INTERNATIONAL - 4.2%
Allied Irish Bank sponsored ADR  100,000  4,350,000
Barclays PLC Ord.   99,178  1,790,645
Canadian Imperial Bank of Commerce  409,700  19,853,898
HSBC Holdings PLC  210,720  5,270,702
National Bank of Canada  19,600  226,349
Royal Bank of Canada  100,100  4,035,022
  35,526,616
MID-ATLANTIC - 1.2%
Crestar Financial Corp.   43,566  1,601,051
HUBCO, Inc.   25,265  663,206
PNC Financial Corp.   176,200  7,466,475
Signet Banking Corp.   9,800  311,150
  10,041,882
MIDWEST - 14.1%
Banc One Corp.   77,600  3,424,100
Charter One Financial Corp.   30,800  1,466,850
Comerica, Inc.   418,900  25,186,363
Commercial Federal Corp.   29,400  1,054,725
Corus Bankshares, Inc.   9,800  338,100
Fifth Third Bancorp  25,200  2,101,050
First Bank System, Inc.   307,100  24,107,350
KeyCorp  48,900  2,616,150
National City Corp.   529,409  26,735,155
Northern Trust Corp.   255,600  10,863,000
Norwest Corp.   229,400  11,412,650
Pinnacle Financial Services, Inc.   48,900  1,356,975
Star Banc Corp.   207,300  8,136,525
  118,798,993
NORTHEAST - 15.1%
Bank of Boston Corp.   154,100  11,615,288
Bank of New York Co., Inc.   654,848  25,375,360
Bankers Trust New York Corp.   19,800  1,796,850
Chase Manhattan Corp.  250,100  25,041,263
Dime Bancorp., Inc. (a)  17,100  299,250
Eastern Bancorp  36,700  940,438
Long Island Bancorp., Inc.   98,500  3,607,563
Mellon Bank Corp.   257,200  20,672,450
North Fork Bancorp., Inc.   159,800  6,491,875
Norwalk Savings Society  29,400  742,350
ONBANCorp, Inc.   33,100  1,477,088
State Street Boston Corp.   98,900  7,949,088
U.S. Bancorp  399,800  19,740,125
Webster Financial Corp.  44,749  1,756,398
  127,505,386

 SHARES VALUE (NOTE 1)
SOUTHEAST - 10.6%
BanPonce Corp.  329,902 $ 11,876,472
Barnett Banks, Inc.   200,000  9,250,000
First Tennessee National Corp.   199,900  9,345,325
First Union Corp.   278,900  24,473,475
Meritor Savings Bank (a)  664,300  1,743,788
SouthTrust Corp.   10,900  431,913
SunTrust Banks, Inc.   60,700  3,118,463
Synovus Financial Corp.   79,200  2,762,100
Union Planters Corp.   76,800  3,436,800
Wachovia Corp.  381,900  23,248,163
  89,686,499
SOUTHWEST - 0.3%
FirstFed Financial Corp. (a)  24,500  637,000
Texas Regional Bancshares, Inc.
 Class A (vtg)  59,300  1,934,663
  2,571,663
WEST - 14.1%
BankAmerica Corp.   364,100  41,416,375
California Federal Bank FSB secondary
 contingent litigation recovery
 participation interest (a)  8,550  160,313
Coast Savings Financial, Inc. (a)  58,700  2,744,225
First Regional Bancorp (a)  24,500  180,688
First Security Corp.   20,000  697,500
Glendale Federal Bank FSB (a)  125,300  3,336,113
Great Western Financial Corp.   200,000  8,775,000
ITLA Capital Corp. (a)  9,800  160,475
Quaker City Bancorp (a)  24,500  477,750
Silicon Valley Bancshares (a)  83,200  3,140,800
Sterling Financial Corp. (a)  66,600  1,140,525
UnionBanCal Corp.   25,500  1,536,375
Washington Mutual, Inc.   40,000  2,115,000
Wells Fargo & Co.   128,766  39,177,056
Westcorp, Inc.   8,800  162,800
Zions Bancorp  107,600  13,396,200
  118,617,195
MONEY CENTER - 4.2%
Citicorp  300,800  35,118,400
MULTI-REGIONAL - 4.9%
NationsBank Corp.   697,236  41,747,006
TOTAL BANKS   579,613,640
CREDIT & OTHER FINANCE - 14.5%
BANK HOLDING COMPANY OFFICES - 1.3%
Fleet Financial Group, Inc.   183,367  11,185,387
FINANCE LESSORS - 0.0%
Onyx Acceptance Corp.   16,200  129,600
FINANCIAL SERVICES - 7.0%
American Express Co.   261,400  17,089,025
First Chicago NBD Corp.   457,900  26,787,150
First USA, Inc.   284,000  13,809,500
RCSB Financial, Inc.   39,200  1,318,100
  59,003,775
MORTGAGE BANKERS - 1.1%
Aames Financial Corp.   17,550  528,694
Cityscape Financial Corp. (a)  44,800  1,226,400
Newcourt Credit Group, Inc.   88,100  3,300,168
Newcourt Credit Group, Inc. (c)  58,700  2,198,853
North American Mortgage Co.   88,100  1,795,038
  9,049,153
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
CREDIT & OTHER FINANCE - CONTINUED
PERSONAL CREDIT INSTITUTIONS - 5.1%
Associates First Capital Corp.   203,800 $ 9,833,350
Beneficial Corp.   190,300  13,154,488
Household International, Inc.   170,000  16,468,750
MBNA Corp.   100,000  3,200,000
Union Acceptance Corp. Class A (a)  19,600  352,800
  43,009,388
TOTAL CREDIT & OTHER FINANCE   122,377,303
INSURANCE - 0.2%
MULTI-LINE INSURANCE - 0.2%
US Facilities Corp.   67,200  1,285,200
PROPERTY-CASUALTY & REINSURANCE - 0.0%
First Central Financial Corp.   3,700  8,325
TOTAL INSURANCE   1,293,525
TOTAL COMMON STOCKS
 (Cost $534,061,575)   708,078,806
CASH EQUIVALENTS - 16.1%
Taxable Central Cash Fund (b)
 (Cost 135,894,978)  135,894,978  135,894,978
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $669,956,553) $ 843,973,784
LEGEND
1. Non-income producing
2. At period end, the seven-day yield on the Taxable Central Cash Fund was 5.31%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
3. Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $2,198,853 or 0.3% of net assets.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $432,627,554 and $171,029,679, respectively (see Note 3 of Notes to Financial Statements).
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $86,165 for the period (see
Note 4 of Notes to Financial Statements).
At the period end, the value of securities loaned and the value of collateral amounted to $3,382,788 and $3,527,000, respectively (see Note 6 of Notes to Financial Statements).
The fund participated in the bank borrowing program. The maximum loan and the average daily balances during the period for which loans were outstanding amounted to $2,363,000 and $1,558,400, respectively. The weighted average interest rate was 5.7% (see Note 7 of Notes to Financial Statements).
INCOME TAX INFORMATION
At February 28, 1997, the aggregate cost of investment securities for income tax purposes was $670,450,803. Net unrealized appreciation aggregated $173,522,981, of which $176,902,785 related to appreciated investment securities and $3,379,804 related to depreciated investment securities.
The fund hereby designates approximately $11,170,000 as a capital gain dividend for the purpose of the dividend paid deduction.
A total of 59% of the dividends distributed during the fiscal year qualifies for the dividends-received deduction for corporate shareholders (unaudited).
The fund will notify shareholders in January 1998 of the applicable percentage for use in preparing 1997 income tax returns.
REGIONAL BANKS PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
 FEBRUARY 28, 1997



ASSETS


Investment in securities, at value                                                                                   $ 843,973,784

(cost $669,956,553) - See accompanying schedule


Receivable for fund shares sold                                                                                       13,462,336


Dividends receivable                                                                                                  1,047,713


Interest receivable                                                                                                   388,746


Redemption fees receivable                                                                                            11,704


Other receivables                                                                                                     94


 TOTAL ASSETS                                                                                                         858,884,377


LIABILITIES


Payable for investments purchased                                                                      $ 9,597,596


Payable for fund shares redeemed                                                                        6,916,739


Accrued management fee                                                                                  365,656


Other payables and accrued expenses                                                                     525,710


Collateral on securities loaned,                                                                        3,527,000

at value


 TOTAL LIABILITIES                                                                                                    20,932,701


NET ASSETS                                                                                                           $ 837,951,676


Net Assets consist of:


Paid in capital                                                                                                      $ 649,302,594


Undistributed net investment income                                                                                   2,586,443


Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions                   12,045,276


Net unrealized appreciation (depreciation) on investments                                                             174,017,363

and assets and liabilities in

foreign currencies


NET ASSETS, for 25,528,360                                                                                           $ 837,951,676

shares outstanding


NET ASSET VALUE and redemption price per share ($837,951,676 (divided by) 25,528,360 shares)                          $32.82


Maximum offering price per share (100/97.00 of $32.82)                                                                $33.84



STATEMENT OF OPERATIONS
 YEAR ENDED FEBRUARY 28, 1997


INVESTMENT INCOME                                                                 $ 9,813,650
Dividends

Interest (including income on securities loaned of $54,838)                        1,896,747

 TOTAL INCOME                                                                      11,710,397

EXPENSES

Management fee                                                     $ 2,534,699

Transfer agent fees                                                 2,777,054

Accounting and security lending fees                                412,710

Non-interested trustees' compensation                               1,863

Custodian fees and expenses                                         18,860

Registration fees                                                   279,085

Audit                                                               46,974

Legal                                                               2,286

Interest                                                            1,239

Miscellaneous                                                       11,146

 Total expenses before reductions                                   6,085,916

 Expense reductions                                                 (49,887        6,036,029
                                                                   )

NET INVESTMENT INCOME                                                              5,674,368

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                              27,628,253

 Foreign currency transactions                                      2,967          27,631,220

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                              124,367,985

 Assets and liabilities in                                          132            124,368,117
 foreign currencies

NET GAIN (LOSS)                                                                    151,999,337

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                   $ 157,673,705

OTHER INFORMATION                                                                 $ 3,497,512
Sales charges paid to FDC

 Deferred sales charges withheld                                                  $ 3,702
 by FDC

 Exchange fees withheld by FSC                                                    $ 129,713

 Expense reductions                                                               $ 46,524
 Directed brokerage arrangements

  Custodian interest credits                                                       4

  Transfer agent interest credits                                                  3,359

                                                                                  $ 49,887


STATEMENT OF CHANGES IN NET ASSETS
INCREASE         YEAR ENDED     YEAR ENDED
(DECREASE) IN    FEBRUARY 28,   FEBRUARY 29,
NET ASSETS       1997           1996

Operations          $ 5,674,368     $ 5,565,530
Net
investment
income

 Net realized        27,631,220      22,328,052
gain (loss)

 Change in           124,368,117     44,057,165
net
unrealized
appreciation
(depreciation
)

 NET INCREASE        157,673,705     71,950,747
(DECREASE)
IN NET
ASSETS
RESULTING
FROM
OPERATIONS

Distributions to     (4,305,859      (3,155,657
shareholders        )               )
From net
investment
income

 From net            (22,112,110     (9,088,286
realized gain       )               )

 TOTAL               (26,417,969     (12,243,943
DISTRIBUTION        )               )
S

Share                797,514,088     388,478,435
transactions
Net proceeds
from sales of
shares

 Reinvestmen         25,807,948      11,963,979
t of
distributions

 Cost of             (432,510,460    (309,887,067
shares              )               )
redeemed

 Paid in             706,766         312,663
capital
portion of
redemption
fees

 NET INCREASE        391,518,342     90,868,010
(DECREASE)
IN NET
ASSETS
RESULTING
FROM SHARE
TRANSACTIO
NS

  TOTAL              522,774,078     150,574,814
INCREASE
(DECREASE)
IN NET ASSETS


NET ASSETS

 Beginning of        315,177,598     164,602,784
period

 End of period      $ 837,951,676   $ 315,177,598
(including
undistribute
d net
investment
income of
$2,586,443
and
$2,409,873
,
respectivel
y)

OTHER
INFORMATION
Shares

 Sold                27,686,494      17,599,773

 Issued in           968,599         512,815
reinvestment
of
distributions

 Redeemed            (16,057,387     (14,323,517
                    )               )

 Net increase        12,597,706      3,789,071
(decrease)


SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

             YEAR ENDED     YEAR ENDED     YEARS ENDED FEBRUARY 28,          TEN MONTHS
             FEBRUARY 28,   FEBRUARY 29,                                     ENDED
                                                                             FEBRUARY 28,

SELECTED     1997           1996           1995                       1994   1993
PER-SHARE
DATA D


Net asset        $ 24.37     $ 18.01     $ 17.99     $ 20.88    $ 16.48
value,
beginning of
period

Income from
Investment
Operations

 Net              .37         .52         .37         .19        .16
investment
income

 Net realized     9.70        6.78        .87         .93        5.09
and
unrealized
gain (loss)

 Total from       10.07       7.30        1.24        1.12       5.25
investment
operations



Less
Distributions

 From net         (.27)       (.25)       (.29)       (.15)      (.11)
investment
income

 From net         (1.40)      (.72)       (.98)       (3.92)     (.81)
realized gain

 Total            (1.67)      (.97)       (1.27)      (4.07)     (.92)
distributions

Redemption        .05         .03         .05         .06        .07
fees added to
paid in
capital

Net asset        $ 32.82     $ 24.37     $ 18.01     $ 17.99    $ 20.88
value, end of
period

TOTAL             43.33%      40.94%      7.79%       6.46%      33.10%
RETURN B, C

RATIOS AND
SUPPLEMENT
AL DATA

Net assets,      $ 837,952   $ 315,178   $ 164,603   $ 97,429   $ 315,520
end of period
(000 omitted)

Ratio of          1.46%       1.41%       1.58%       1.62%      1.49% A
expenses to
average net
assets

Ratio of          1.45% E     1.40% E     1.56% E     1.60% E    1.49% A
expenses to
average net
assets after
expense
reductions

Ratio of net      1.36%       2.42%       1.99%       .88%       1.06% A
investment
income to
average net
assets

Portfolio         43%         103%        106%        74%        63% A
turnover rate

Average          $ .0384
commission
rate F


A ANNUALIZED B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT
BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 8 OF NOTES TO FINANCIAL
STATEMENTS). C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR
PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. D NET INVESTMENT INCOME PER
SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE
PERIOD. E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES
WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 8 OF NOTES TO
FINANCIAL STATEMENTS). F FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A
FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES
ON WHICH COMMISSIONS ARE CHARGED.  THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND
FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE
TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.



BIOTECHNOLOGY PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value), but does not include certain fees paid by shareholders upon exchange or redemption. If Fidelity had not reimbursed certain fund expenses, the past five year and past 10 year total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED                   PAST 1   PAST 5    PAST 10
FEBRUARY 28, 1997               YEAR     YEARS     YEARS

BIOTECHNOLOGY                   5.85%    35.42%    273.14%

BIOTECHNOLOGY                   2.67%    31.36%    261.95%
(INCL. 3% SALES CHARGE)

S&P 500                         26.16%   118.75%   276.74%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one, five, or 10 years. You can compare the fund's returns to the performance of the S&P 500 - a widely recognized, unmanaged index of common stocks. This benchmark reflects reinvestment of dividends and capital gains, if any, and excludes the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED             PAST 1   PAST 5   PAST 10
FEBRUARY 28, 1997         YEAR     YEARS    YEARS

BIOTECHNOLOGY             5.85%    6.25%    14.07%

BIOTECHNOLOGY             2.67%    5.61%    13.73%
(INCL. 3% SALES CHARGE)

S&P 500                   26.16%   16.94%   14.16%

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

UNDERSTANDING PERFORMANCE
How a fund did yesterday is no guarantee of
how it will do tomorrow. The stock market, for
example, has a history of growth in the long run
and volatility in the short run. Unlike the broader
market, however, some sectors may not have
a history of growth in the long run. And, as
with all stock funds, the share price and
return of a fund that invests in a sector will
vary. That means if you sell your shares
during a sector downturn, you might lose
money. But if you can identify a sector that is
about to experience rapid growth you may
have the potential for above-average gains.
(checkmark)
$10,000 OVER 10 YEARS
 1987/02/28       9700.00                    10000.00
  1987/03/31       9658.84                    10289.00
  1987/04/30       9535.36                    10197.43
  1987/05/31       9494.20                    10286.15
  1987/06/30       9425.60                    10805.60
  1987/07/31       9439.32                    11353.44
  1987/08/31       9823.48                    11776.92
  1987/09/30       9679.42                    11519.01
  1987/10/31       6702.19                     9037.81
  1987/11/30       6050.50                     8293.10
  1987/12/31       6860.73                     8924.20
  1988/01/31       7207.31                     9299.91
  1988/02/29       7476.08                     9733.29
  1988/03/31       7426.57                     9432.53
  1988/04/30       7292.18                     9537.23
  1988/05/31       7150.72                     9620.20
  1988/06/30       7391.20                    10061.77
  1988/07/31       7384.13                    10023.54
  1988/08/31       7179.01                     9682.74
  1988/09/30       7327.54                    10095.22
  1988/10/31       7249.74                    10375.87
  1988/11/30       6910.24                    10227.49
  1988/12/31       7143.65                    10406.47
  1989/01/31       7638.75                    11168.23
  1989/02/28       7582.17                    10890.14
  1989/03/31       8140.93                    11143.88
  1989/04/30       8416.77                    11722.25
  1989/05/31       8798.71                    12197.00
  1989/06/30       8572.38                    12127.48
  1989/07/31       9364.55                    13222.59
  1989/08/31       9718.19                    13481.75
  1989/09/30      10128.42                    13426.47
  1989/10/31      10163.79                    13114.98
  1989/11/30      10482.07                    13382.52
  1989/12/31      10282.03                    13703.71
  1990/01/31       9512.68                    12784.19
  1990/02/28      10411.46                    12949.10
  1990/03/31      10850.06                    13292.25
  1990/04/30      10986.67                    12959.95
  1990/05/31      12532.57                    14223.54
  1990/06/30      13407.76                    14126.82
  1990/07/31      13444.12                    14081.62
  1990/08/31      13029.67                    12808.64
  1990/09/30      12738.83                    12184.86
  1990/10/31      12847.89                    12132.46
  1990/11/30      14403.89                    12916.22
  1990/12/31      14841.88                    13276.58
  1991/01/31      16546.38                    13855.44
  1991/02/28      18891.01                    14846.11
  1991/03/31      20841.15                    15205.38
  1991/04/30      19933.07                    15241.87
  1991/05/31      21198.43                    15900.32
  1991/06/30      20072.92                    15172.09
  1991/07/31      21879.95                    15879.11
  1991/08/31      23413.19                    16255.44
  1991/09/30      24625.70                    15983.98
  1991/10/31      27050.73                    16198.16
  1991/11/30      25243.69                    15545.38
  1991/12/31      29542.04                    17323.77
  1992/01/31      28949.90                    17001.55
  1992/02/29      26727.35                    17222.57
  1992/03/31      24699.48                    16886.73
  1992/04/30      22395.82                    17383.20
  1992/05/31      24001.89                    17468.37
  1992/06/30      23580.61                    17208.09
  1992/07/31      24813.30                    17911.90
  1992/08/31      23261.36                    17544.71
  1992/09/30      23181.54                    17751.74
  1992/10/31      24316.67                    17813.87
  1992/11/30      26711.10                    18421.32
  1992/12/31      26486.44                    18647.90
  1993/01/31      25125.29                    18804.55
  1993/02/28      21069.82                    19060.29
  1993/03/31      21386.79                    19462.46
  1993/04/30      21936.85                    18991.47
  1993/05/31      23353.93                    19500.44
  1993/06/30      23493.78                    19556.99
  1993/07/31      22719.97                    19478.76
  1993/08/31      23577.68                    20217.01
  1993/09/30      24547.27                    20061.34
  1993/10/31      26374.56                    20476.61
  1993/11/30      26169.46                    20282.08
  1993/12/31      26672.89                    20527.49
  1994/01/31      27586.54                    21225.43
  1994/02/28      25740.60                    20650.22
  1994/03/31      23139.50                    19749.87
  1994/04/30      22719.97                    20002.67
  1994/05/31      22337.73                    20330.71
  1994/06/30      21452.06                    19832.61
  1994/07/31      21507.99                    20483.12
  1994/08/31      23521.74                    21322.93
  1994/09/30      23447.16                    20800.52
  1994/10/31      22645.39                    21268.53
  1994/11/30      22225.86                    20493.93
  1994/12/31      21824.97                    20797.85
  1995/01/31      22803.88                    21337.14
  1995/02/28      23587.01                    22168.65
  1995/03/31      23969.25                    22822.85
  1995/04/30      24715.08                    23494.98
  1995/05/31      24938.83                    24434.07
  1995/06/30      25843.15                    25001.68
  1995/07/31      26999.20                    25830.73
  1995/08/31      28080.66                    25895.57
  1995/09/30      29339.25                    26988.36
  1995/10/31      29106.18                    26892.01
  1995/11/30      30075.76                    28072.57
  1995/12/31      32541.08                    28613.25
  1996/01/31      34465.70                    29587.24
  1996/02/29      34194.76                    29861.52
  1996/03/31      33652.87                    30149.08
  1996/04/30      34379.47                    30593.48
  1996/05/31      34780.67                    31382.49
  1996/06/30      32679.12                    31502.05
  1996/07/31      30281.44                    30110.29
  1996/08/31      31676.11                    30745.32
  1996/09/30      33529.29                    32475.67
  1996/10/31      32363.89                    33371.34
  1996/11/30      32554.94                    35893.88
  1996/12/31      34366.15                    35182.83
  1997/01/31      35941.23                    37381.05
  1997/02/28      36194.93                    37674.12
Let's say hypothetically that $10,000 was invested in Fidelity Select Biotechnology Portfolio on February 28, 1987, and the current maximum 3% sales charge was paid. As the chart shows, by February 28, 1997, the value of the investment would have grown to $36,195 - a 261.95% increase on the initial investment. For comparison, look at how the S&P 500 did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $37,674 - a 276.74% increase. INVESTMENT SUMMARY
TOP TEN STOCKS AS OF FEBRUARY 28, 1997
                                    % OF FUND'S
                                    INVESTMENTS

Amgen, Inc.                         9.8

Genentech, Inc. special             8.6

Immunex Corp.                       3.7

Biogen, Inc.                        3.7

Schering-Plough Corp.               2.9

Protein Design Labs, Inc.           2.8

Guilford Pharmaceuticals, Inc.      2.1

Gilead Sciences, Inc.               1.9

Interneuron Pharmaceuticals, Inc.   1.9

Alkermes, Inc.                      1.8

TOP INDUSTRIES AS OF FEBRUARY 28, 1997
Biotechnology 46.9%
Drugs 18.8%
Pharmaceutical
Preparations 17.0%
Commercial Laboratory
Research 3.6%
Medical Supplies &
Appliances 1.5%
All Others 12.2% *
Row: 1, Col: 1, Value: 12.2
Row: 1, Col: 2, Value: 1.5
Row: 1, Col: 3, Value: 3.6
Row: 1, Col: 4, Value: 17.0
Row: 1, Col: 5, Value: 18.8
Row: 1, Col: 6, Value: 46.9
* INCLUDES SHORT-TERM INVESTMENTS
% OF FUND'S INVESTMENTS
BIOTECHNOLOGY PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW



Karen Firestone,
Portfolio Manager
of Fidelity Select
Biotechnology Portfolio
Q. KAREN, HOW DID THE FUND PERFORM?
A. For the one-year period that ended February 28, 1997, the fund returned 5.85%. By comparison, the Standard & Poor's 500 Index returned 26.16% over the same time period.
Q. WHAT WAS THE ENVIRONMENT LIKE FOR BIOTECHNOLOGY COMPANIES DURING THE
PERIOD?
A. Quite weak. During 1996, the industry was not favored by Wall Street, which liked companies with earnings momentum. That ruled out the biotechnology industry since many biotech companies don't have any earnings. That's because a large portion of biotech firms are in the process of developing a new drug or product, but have not yet marketed it. So in 1996, the biotech industry dropped by 8% to 10%. Given the industry's downturn, I think the fund's return over the past year was respectable and can be traced to a couple of factors. First, the stocks I picked tended to outperform other biotech stocks, and, second, the fund benefited from its sizable holdings in large drug companies - some of 1996's strongest stocks. Without these companies, especially excellent performers such as Schering-Plough, the fund would have turned in a negative performance. I should point out that biotech stocks picked up during the first two months of 1997. So, I have dropped some of the fund's drug stocks and added more biotech companies.
Q. A YEAR AGO, THE FUND RETURNED 44.97% FOR THE ONE-YEAR PERIOD ENDING FEBRUARY 29, 1996, BUT RETURNED LESS THAN 6% FOR THE PAST YEAR. THAT'S A LOT OF MOVEMENT UP AND DOWN. IS BIOTECHNOLOGY CONSIDERED ONE OF THE MOST VOLATILE INDUSTRIES?
A. Definitely. A major reason this industry is so volatile is that it is quite difficult to determine the value of research and development companies that are introducing their first drug or product. The market has to value what each company's potential future revenue is going to be. When the market is optimistic about biotech, as it has been since the beginning of 1997, you tend to get higher valuations. When it's pessimistic, like it was in 1996, valuations are lower. As a result, there's a huge range of potential value that one could give the same company.
Q. SO, HOW DO YOU MAKE INVESTMENT DECISIONS IN SUCH A VOLATILE ENVIRONMENT?
A. The way I manage the fund is to have a combination of large, established biotech companies with earnings momentum, such as Amgen, Genentech and Biogen, and companies that I consider to be late-stage, pre-earnings companies. By this I mean companies in the late stage of clinical development that I believe will be successful.
Q. WHAT ARE SOME EXAMPLES OF LATE-STAGE COMPANIES THE FUND OWNED DURING THE PERIOD?
A. The best example is Protein Design Labs. This company has been around for about 10 years, and it looked good over the period because it was frugal about spending and had five drugs in various stages of development. Most notably, the company has a new drug that studies show can lessen the chance of a transplanted kidney being rejected by up to 40%. The company expects this drug to be on the market in 1998. Another interesting story is Guilford Pharmaceuticals, which has a drug for brain cancer that's been approved but hasn't been launched yet.
Q. WERE THERE ANY INVESTMENT DECISIONS YOU WISH YOU HAD MADE DIFFERENTLY OVER THE PERIOD?
A. Sure. I wish I had owned more of several little names that turned in strong performances. For instance, I could have bought Pathogenisis, a small biotech company, which I thought was too highly valued at 10 times earnings. Over the period, it went as high as 30 times earnings.
Q. HOW DOES THE INDUSTRY LOOK GOING FORWARD?
A. I think it looks good. As I said earlier, biotech has picked up in 1997. So right now, investors like biotech stocks, and I think the fund is well-positioned. I will continue to try to put the fund in the right place. However, as we've discussed, the biotech industry is very volatile. So even though it looks good today, I need to keep in mind that the industry can change very quickly.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND FACTS
START DATE: December 16, 1985
FUND NUMBER: 042
TRADING SYMBOL: FBIOX
SIZE: as of February 28, 1997, more than $674 million
MANAGER: Karen Firestone, since 1992;
manager, Fidelity Advisor Health Care Fund, since September 1996; Fidelity Select Health
Care Portfolio, since 1995; Fidelity Select Air
Transportation Portfolio, 1987-1992; Fidelity
Select Leisure Portfolio, 1989-1992; joined
Fidelity in 1983
(checkmark)
BIOTECHNOLOGY PORTFOLIO
INVESTMENTS FEBRUARY 28, 1997

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 91.3%
 SHARES VALUE (NOTE 1)
AGRICULTURE - 0.7%
CROPS - 0.7%
DEKALB Genetics Corp. Class B  71,100 $ 4,639,273
CHEMICALS & PLASTICS - 0.8%
CHEMICALS - 0.7%
Hoechst AG Ord.   125,000  5,282,055
CHEMICALS, GENERAL - 0.1%
Ciba Specialty Chemicals Holding, Inc.
 (rights) (a)  8,686  548,512
TOTAL CHEMICALS & PLASTICS   5,830,567
DRUGS & PHARMACEUTICALS - 86.3%
BIOTECHNOLOGY - 46.9%
Advanced Tissue Sciences Corp. Class A (a)  50,000  643,750
Alkermes, Inc. (a)  495,900  12,335,513
Amgen, Inc. (a)  1,092,600  66,785,175
Amylin Pharmaceuticals, Inc. (a)   163,100  2,426,113
Biochem Pharmaceuticals, Inc. (a)   54,000  2,867,449
Biogen, Inc. (a)  505,800  24,910,650
Cambridge Neuroscience, Inc. (a)   108,100  1,351,250
Cell Genesys, Inc. (a)  592,600  4,518,575
Cephalon, Inc. (a)  70,000  1,653,750
Chiron Corp. (a)   446,400  9,262,800
COR Therapeutics, Inc. (a)  945,500  11,641,469
Creative Biomolecules, Inc. (a)  200,000  2,125,000
Genentech, Inc. special (a)  1,063,800  58,641,975
Genome Therapeutics Corp. (a)  670,000  6,281,250
Genzyme Corp. (a)  330,000  8,497,500
Gilead Sciences, Inc. (a)   423,100  12,904,550
Human Genome Sciences, Inc. (a)  322,000  12,236,000
Idexx Laboratories, Inc. (a)  80,000  2,980,000
Imclone Systems, Inc. (a)   200,000  1,712,500
Interneuron Pharmaceuticals, Inc. (a)  470,600  12,882,675
Magainin Pharmaceuticals, Inc. (a)   529,800  4,304,625
Medimmune, Inc. (a)   230,000  3,335,000
Molecular Biosystems, Inc. (a)  200,000  2,225,000
Neurex Corp. (a)   350,000  5,075,000
Neurogen Corp. (a)   167,700  2,934,750
North American Vaccine, Inc. (a)  100,000  2,262,500
Protein Design Labs, Inc. (a)  513,400  19,252,500
Regeneron Pharmaceuticals, Inc. (a)  449,900  4,499,000
Sepracor, Inc. (a)  228,000  5,500,500
Sequana Therapeutics, Inc. (a)(c)  370,900  5,656,225
Sugen, Inc. (a)  343,900  4,384,725
Vical, Inc. (a)  118,900  2,080,750
Virus Research Institute, Inc.   50,000  400,000
  318,568,519
COMMERCIAL LABORATORY RESEARCH - 3.6%
Arqule, Inc. (c)  161,400  3,187,650
INCYTE Pharmaceuticals, Inc. (a)   87,600  4,642,800
Intercardia, Inc.   225,000  6,131,250
Medarex, Inc. (a)  204,750  1,817,156
Millennium Pharmaceuticals, Inc. (a)   525,300  8,798,775
  24,577,631
DRUGS - 18.8%
Allergan, Inc.   101,600  3,454,400
Anesta Corp. (a)  346,900  6,244,200
Ares Serono Class B (Bearer)  11,400  11,721,969
Barr Laboratories, Inc. (a)   54,100  1,961,125
Bristol-Myers Squibb Co.   60,000  7,830,000
Dura Pharmaceuticals, Inc. (a)  160,000  5,380,000

 SHARES VALUE (NOTE 1)
Elan Corp. PLC (a):
 ADR   157,276 $ 5,445,682
 ADR (warrants)  14,339  449,886
Merck & Co., Inc.   50,000  4,600,000
Novo-Nordisk AS Class B  88,000  8,434,374
Novo Industri A/S ADR  16,000  770,000
Pfizer, Inc.   75,600  6,926,850
Roche Holding AG participation
 certificates  1,280  10,750,008
Schering-Plough Corp.   260,900  19,991,463
Sequus Pharmaceuticals, Inc. (a)  729,400  8,388,100
Takeda Chemical Industries Ltd.   361,000  7,266,542
Vertex Pharmaceuticals, Inc. (a)  81,000  3,746,250
Warner-Lambert Co.   25,000  2,100,000
Watson Pharmaceuticals, Inc. (a)  178,894  7,804,251
Yamanouchi Pharmaceutical Co. Ltd.   233,000  4,883,843
  128,148,943
PHARMACEUTICAL PREPARATIONS - 17.0%
Alpharma, Inc. Class A  216,700  2,898,363
Ariad Pharmaceuticals, Inc. (a)(c)   1,029,100  7,203,700
Arris Pharmaceutical Corp. (a)   573,500  7,527,188
Astra AB:
 Class A Free shares  20,000  956,245
 Class B Free shares  143,000  6,666,224
GelTex Pharmaceuticals, Inc. (a)   100,000  2,100,000
Guilford Pharmaceuticals, Inc. (a)  550,550  14,176,663
Houghten Pharmaceuticals, Inc.   100,000  687,500
Ilex Oncology, Inc.   100,000  1,287,500
Immunex Corp. (a)  893,200  25,232,900
Inhale Therapeutic Systems (a)  427,500  8,443,125
Ligand Pharmaceuticals, Inc. Class B (a)  907,065  10,998,163
NPS Pharmaceuticals, Inc. (a)  365,000  4,288,750
NeXstar Pharmaceuticals, Inc.   350,800  5,218,150
Novartis AG (Reg.) (a)  8,686  9,906,711
Noven Pharmaceuticals, Inc. (a)  50,000  675,000
Sangstat Medical Corp. (a)  136,900  4,380,800
T Cell Sciences, Inc. (a)  247,100  467,173
Theratech, Inc. (a)  195,000  2,535,000
  115,649,155
TOTAL DRUGS & PHARMACEUTICALS   586,944,248
ELECTRICAL EQUIPMENT - 0.0%
TV & RADIO COMMUNICATION EQUIPMENT - 0.0%
ASN (warrants) (a)  5,000  -
MEDICAL EQUIPMENT & SUPPLIES - 2.2%
MEDICAL SUPPLIES & APPLIANCES - 1.5%
Cygnus, Inc. (a)  100,000  1,537,500
Johnson & Johnson  150,000  8,643,750
  10,181,250
MEDICAL TECHNOLOGY - 0.7%
Conceptus, Inc.   132,000  1,683,000
Sonus Pharmaceuticals, Inc. (a)  70,000  2,021,250
Stryker Corp.   30,000  870,000
  4,574,250
TOTAL MEDICAL EQUIPMENT & SUPPLIES   14,755,500
MEDICAL FACILITIES MANAGEMENT - 1.3%
HOSPITALS - 1.0%
Columbia/HCA Healthcare Corp.   155,550  6,533,100
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
MEDICAL FACILITIES MANAGEMENT - CONTINUED
SKILLED NURSING CARE FACILITIES - 0.3%
TheraTx, Inc. (a)  128,200 $ 2,115,300
TOTAL MEDICAL FACILITIES MANAGEMENT   8,648,400
TOTAL COMMON STOCKS
 (Cost $528,351,231)   620,817,988
CASH EQUIVALENTS - 8.7%
Taxable Central Cash Fund (b)
 (Cost $58,929,873)  58,929,873  58,929,873
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $587,281,104)  $ 679,747,861
LEGEND
1. Non-income producing
2. At period end, the seven-day yield on the Taxable Central Cash Fund was 5.31%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
3. A company in which the fund has ownership of at least 5% of the voting securities is an affiliated company. Transactions during the period with companies that are or were affiliates are as follows:
 PURCHASES SALES DIVIDEND VALUE
AFFILIATE COST COST INCOME
Ariad Pharmaceuticals, Inc.  $ 266,250 $ - $ - $ 7,203,700
Arqule, Inc.   180,409  -  -  3,187,650
Arris Pharmaceutical Corp.   1,962,500  475,000  -  -
COR Therapeutics, Inc.   -  144,375  -  -
Guilford Pharmaceuticals, Inc.   1,000,000  -  -  -
Inhale Therapeutic Systems   -  822,515  -  -
Insite Vision, Inc.   -  82,613  -  -
Protein Design Labs, Inc.   -  1,014,182  -  -
Sequana Therapeutics,Inc.   -  -  -  5,656,225
Totals  $ 3,409,159 $ 2,538,685 $ - $ 16,047,575
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $272,190,274 and $626,553,296, respectively (see Note 3 of Notes to Financial Statements).
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $64,458 for the period (see
Note 4 of Notes to Financial Statements).
At the period end, the value of securities loaned and the value of collateral amounted to $5,443,050 and $5,502,000, respectively (see Note 6 of Notes to Financial Statements).
The fund participated in the bank borrowing program. The maximum loan and average daily balance during the period for which the loan was outstanding amounted to $10,839,000. The weighted average interest rate was 5.65% (see
Note 7 of Notes to Financial Statements).
Distribution of investments by country of issue, as a percentage of total value of investment in securities, is as follows:
United States   88.5%
Switzerland   4.8
Japan   1.8
Denmark   1.4
Sweden   1.1
Others (individually less than 1%)   2.4
TOTAL   100.0%
INCOME TAX INFORMATION
At February 28, 1997, the aggregate cost of investment securities for income tax purposes was $587,865,580. Net unrealized appreciation aggregated $91,882,281, of which $121,701,367 related to appreciated investment securities and $29,819,086 related to depreciated investment securities.
The fund hereby designates approximately $37,190,000 as a capital gain dividend for the purpose of the dividend paid deduction.
A total of 17% of the dividends distributed during the fiscal year qualifies for the dividends-received deduction for corporate shareholders (unaudited).
The fund will notify shareholders in January 1998 of the applicable percentage for use in preparing 1997 income tax returns.
BIOTECHNOLOGY PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
 FEBRUARY 28, 1997


ASSETS

Investment in securities, at value                                                                                  $ 679,747,861
(cost $587,281,104) - See accompanying schedule

Receivable for investments sold                                                                                      5,743,901

Receivable for fund shares sold                                                                                      2,450,829

Dividends receivable                                                                                                 94,500

Interest receivable                                                                                                  374,058

Redemption fees receivable                                                                                           4,661

Other receivables                                                                                                    293,211

 TOTAL ASSETS                                                                                                        688,709,021

LIABILITIES

Payable to custodian bank                                                                              $ 263

Payable for fund shares redeemed                                                                        7,417,420

Accrued management fee                                                                                  352,724

Other payables and accrued expenses                                                                     534,250

Collateral on securities loaned,                                                                        5,502,000
at value

 TOTAL LIABILITIES                                                                                                   13,806,657

NET ASSETS                                                                                                          $ 674,902,364

Net Assets consist of:

Paid in capital                                                                                                     $ 535,512,409

Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions                  46,923,198

Net unrealized appreciation (depreciation) on investments                                                            92,466,757

NET ASSETS, for 19,712,465                                                                                          $ 674,902,364
shares outstanding

NET ASSET VALUE and redemption price per share ($674,902,364 (divided by) 19,712,465 shares)                         $34.24

Maximum offering price per share (100/97.00 of $34.24)                                                               $35.30


STATEMENT OF OPERATIONS
 YEAR ENDED FEBRUARY 28, 1997


INVESTMENT INCOME                                                                               $ 3,261,708
Dividends

Interest (including income on securities loaned of $154,561)                                     3,699,384

 TOTAL INCOME                                                                                    6,961,092

EXPENSES

Management fee                                                                   $ 4,324,960

Transfer agent fees                                                               6,104,217

Accounting and security lending fees                                              621,995

Non-interested trustees' compensation                                             3,081

Custodian fees and expenses                                                       60,081

Registration fees                                                                 30,500

Audit                                                                             56,516

Legal                                                                             14,803

Interest                                                                          1,701

Miscellaneous                                                                     26,913

 Total expenses before reductions                                                 11,244,767

 Expense reductions                                                               (52,739        11,192,028
                                                                                 )

NET INVESTMENT INCOME (LOSS)                                                                     (4,230,936
                                                                                                )

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities (including                                                 107,766,950
 realized gain of $1,782,746
 on sales of investments
 in affiliated issuers)

 Foreign currency transactions                                                    (8,785         107,758,165
                                                                                 )

Change in net unrealized appreciation (depreciation) on investment securities                    (82,231,616
                                                                                                )

NET GAIN (LOSS)                                                                                  25,526,549

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                 $ 21,295,613

OTHER INFORMATION                                                                               $ 1,854,442
Sales charges paid to FDC

 Deferred sales charges withheld                                                                $ 41,551
 by FDC

 Exchange fees withheld by FSC                                                                  $ 327,173

 Expense reductions                                                                             $ 45,667
 Directed brokerage arrangements

  Custodian interest credits                                                                     1,812

  Transfer agent interest credits                                                                5,260

                                                                                                $ 52,739


STATEMENT OF CHANGES IN NET ASSETS
INCREASE         YEAR ENDED     YEAR ENDED
(DECREASE) IN    FEBRUARY 28,   FEBRUARY 29,
NET ASSETS       1997           1996

Operations          $ (4,230,936)    $ 2,118,503
Net
investment
income (loss)

 Net realized        107,758,165      60,844,285
gain (loss)

 Change in           (82,231,616)     158,651,823
net
unrealized
appreciation
(depreciation
)

 NET INCREASE        21,295,613       221,614,611
(DECREASE)
IN NET
ASSETS
RESULTING
FROM
OPERATIONS

Distributions to     (758,609)        (1,392,589)
shareholders
From net
investment
income

 From net            (74,788,474)     -
realized gain

 TOTAL               (75,547,083)     (1,392,589)
DISTRIBUTION
S

Share                434,127,456      886,867,937
transactions
Net proceeds
from sales of
shares

 Reinvestmen         73,785,664       1,358,134
t of
distributions

 Cost of             (876,553,990)    (460,786,384)
shares
redeemed

 Paid in             930,907          1,005,318
capital
portion of
redemption
fees

 NET INCREASE        (367,709,963)    428,445,005
(DECREASE)
IN NET
ASSETS
RESULTING
FROM SHARE
TRANSACTIO
NS

  TOTAL              (421,961,433)    648,667,027
INCREASE
(DECREASE)
IN NET ASSETS


NET ASSETS

 Beginning of        1,096,863,797    448,196,770
period

 End of period      $ 674,902,364    $ 1,096,863,797
(including
undistribute
d net
investment
income of
$0 and
$729,404,
respectivel
y)

OTHER
INFORMATION
Shares

 Sold                12,636,024       26,953,463

 Issued in           2,313,606        41,419
reinvestment
of
distributions

 Redeemed            (25,208,094)     (14,737,686)

 Net increase        (10,258,464)     12,257,196
(decrease)


SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

             YEAR ENDED     YEAR ENDED     YEARS ENDED FEBRUARY 28,          TEN MONTHS
             FEBRUARY 28,   FEBRUARY 29,                                     ENDED
                                                                             FEBRUARY 28,

SELECTED     1997           1996           1995                       1994   1993
PER-SHARE
DATA D


Net asset        $ 36.60     $ 25.30       $ 27.61     $ 22.60     $ 27.61
value,
beginning of
period

Income from
Investment
Operations

 Net              (.20)       .11           (.06)       (.18)       (.08)
investment
income (loss)

 Net realized     1.89        11.21         (2.26)      5.15        (1.09)
and
unrealized
gain (loss)

 Total from       1.69        11.32         (2.32)      4.97        (1.17)
investment
operations



Less
Distributions

 From net         (.03)       (.07)         -           -           -
investment
income

 From net         (4.06)      -             -           -           (3.89)
realized gain

 Total            (4.09)      (.07)         -           -           (3.89)
distributions

Redemption        .04         .05           .01         .04         .05
fees added to
paid in
capital

Net asset        $ 34.24     $ 36.60       $ 25.30     $ 27.61     $ 22.60
value, end of
period

TOTAL             5.85%       44.97%        (8.37)%     22.17%      (5.92)%
RETURN B, C

RATIOS AND
SUPPLEMENT
AL DATA

Net assets,      $ 674,902   $ 1,096,864   $ 448,197   $ 481,146   $ 507,993
end of period
(000 omitted)

Ratio of          1.57%       1.44% F       1.59%       1.62%       1.50% A
expenses to
average net
assets

Ratio of          1.56% E     1.43% E       1.59%       1.61% E     1.50% A
expenses to
average net
assets after
expense
reductions

Ratio of net      (.59)%      .35%          (.27)%      (.69)%      (.37)%
investment                                                         A
income (loss)
to average
net assets

Portfolio         41%         67%           77%         51%         79% A
turnover rate

Average          $ .0376
commission
rate G


A ANNUALIZED B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT
BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 8 OF NOTES TO FINANCIAL
STATEMENTS). C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR
PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. D NET INVESTMENT INCOME (LOSS)
PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE
PERIOD. E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES
WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 8 OF NOTES TO
FINANCIAL STATEMENTS). F DURING THE PERIOD, FMR AGREED TO REIMBURSE A PORTION OF
THE FUND'S EXPENSES, OR EXPENSES WERE LIMITED IN ACCORDANCE WITH A STATE EXPENSE
LIMITATION. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN
HIGHER. G FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS
REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON
WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND
FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE
TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.


HEALTH CARE PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value), but does not include certain fees paid by shareholders upon exchange or redemption.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED                   PAST 1   PAST 5    PAST 10
FEBRUARY 28, 1997               YEAR     YEARS     YEARS

HEALTH CARE                     20.41%   100.83%   395.25%

HEALTH CARE                     16.80%   94.80%    380.39%
(INCL. 3% SALES CHARGE)

S&P 500                         26.16%   118.75%   276.74%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one, five, or 10 years. You can compare the fund's returns to the performance of the S&P 500 - a widely recognized, unmanaged index of common stocks. This benchmark reflects reinvestment of dividends and capital gains, if any, and excludes the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED             PAST 1   PAST 5   PAST 10
FEBRUARY 28, 1997         YEAR     YEARS    YEARS

HEALTH CARE               20.41%   14.96%   17.35%

HEALTH CARE               16.80%   14.27%   16.99%
(INCL. 3% SALES CHARGE)

S&P 500                   26.16%   16.94%   14.16%

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

UNDERSTANDING PERFORMANCE
How a fund did yesterday is no guarantee of
how it will do tomorrow. The stock market, for
example, has a history of growth in the long run
and volatility in the short run. Unlike the broader
market, however, some sectors may not have
a history of growth in the long run. And, as
with all stock funds, the share price and
return of a fund that invests in a sector will
vary. That means if you sell your shares
during a sector downturn, you might lose
money. But if you can identify a sector that is
about to experience rapid growth you may
have the potential for above-average gains.
(checkmark)
$10,000 OVER 10 YEARS
 1987/02/28       9700.00                    10000.00
  1987/03/31       9641.70                    10289.00
  1987/04/30       9412.99                    10197.43
  1987/05/31       9504.92                    10286.15
  1987/06/30       9731.39                    10805.60
  1987/07/31      10103.61                    11353.44
  1987/08/31      10401.83                    11776.92
  1987/09/30      10206.75                    11519.01
  1987/10/31       7513.80                     9037.81
  1987/11/30       6785.07                     8293.10
  1987/12/31       7303.18                     8924.20
  1988/01/31       7845.95                     9299.91
  1988/02/29       8081.54                     9733.29
  1988/03/31       7880.60                     9432.53
  1988/04/30       7758.18                     9537.23
  1988/05/31       7737.40                     9620.20
  1988/06/30       7940.65                    10061.77
  1988/07/31       7929.10                    10023.54
  1988/08/31       7714.30                     9682.74
  1988/09/30       7972.98                    10095.22
  1988/10/31       8072.30                    10375.87
  1988/11/30       7836.71                    10227.49
  1988/12/31       7947.96                    10406.47
  1989/01/31       8509.18                    11168.23
  1989/02/28       8346.17                    10890.14
  1989/03/31       8786.30                    11143.88
  1989/04/30       9266.02                    11722.25
  1989/05/31       9554.78                    12197.00
  1989/06/30       9339.41                    12127.48
  1989/07/31      10496.25                    13222.59
  1989/08/31      10750.20                    13481.75
  1989/09/30      10827.79                    13426.47
  1989/10/31      10747.84                    13114.98
  1989/11/30      11211.05                    13382.52
  1989/12/31      11324.93                    13703.71
  1990/01/31      10675.14                    12784.19
  1990/02/28      10563.27                    12949.10
  1990/03/31      10984.56                    13292.25
  1990/04/30      10984.56                    12959.95
  1990/05/31      12495.98                    14223.54
  1990/06/30      12921.75                    14126.82
  1990/07/31      13100.15                    14081.62
  1990/08/31      12512.91                    12808.64
  1990/09/30      12136.28                    12184.86
  1990/10/31      12413.80                    12132.46
  1990/11/30      13734.47                    12916.22
  1990/12/31      14078.74                    13276.58
  1991/01/31      15468.54                    13855.44
  1991/02/28      17379.19                    14846.11
  1991/03/31      18928.44                    15205.38
  1991/04/30      18598.92                    15241.87
  1991/05/31      19608.72                    15900.32
  1991/06/30      18724.52                    15172.09
  1991/07/31      20381.35                    15879.11
  1991/08/31      21399.85                    16255.44
  1991/09/30      21831.09                    15983.98
  1991/10/31      23269.47                    16198.16
  1991/11/30      21998.47                    15545.38
  1991/12/31      25861.59                    17323.77
  1992/01/31      25013.08                    17001.55
  1992/02/29      23920.84                    17222.57
  1992/03/31      22461.52                    16886.73
  1992/04/30      21188.75                    17383.20
  1992/05/31      21625.04                    17468.37
  1992/06/30      20791.53                    17208.09
  1992/07/31      22042.27                    17911.90
  1992/08/31      21447.76                    17544.71
  1992/09/30      19963.12                    17751.74
  1992/10/31      20577.12                    17813.87
  1992/11/30      21704.41                    18421.32
  1992/12/31      21352.82                    18647.90
  1993/01/31      20206.04                    18804.55
  1993/02/28      18049.81                    19060.29
  1993/03/31      18547.67                    19462.46
  1993/04/30      18540.80                    18991.47
  1993/05/31      19282.43                    19500.44
  1993/06/30      19213.76                    19556.99
  1993/07/31      18588.87                    19478.76
  1993/08/31      19251.53                    20217.01
  1993/09/30      19852.39                    20061.34
  1993/10/31      21328.79                    20476.61
  1993/11/30      21256.68                    20282.08
  1993/12/31      21868.84                    20527.49
  1994/01/31      22301.96                    21225.43
  1994/02/28      21762.28                    20650.22
  1994/03/31      20342.63                    19749.87
  1994/04/30      21158.73                    20002.67
  1994/05/31      22353.73                    20330.71
  1994/06/30      21999.02                    19832.61
  1994/07/31      22439.82                    20483.12
  1994/08/31      25384.27                    21322.93
  1994/09/30      25566.80                    20800.52
  1994/10/31      25921.51                    21268.53
  1994/11/30      26482.85                    20493.93
  1994/12/31      26561.59                    20797.85
  1995/01/31      27968.46                    21337.14
  1995/02/28      28561.22                    22168.65
  1995/03/31      29337.81                    22822.85
  1995/04/30      29746.73                    23494.98
  1995/05/31      30033.34                    24434.07
  1995/06/30      31553.11                    25001.68
  1995/07/31      33359.48                    25830.73
  1995/08/31      33642.32                    25895.57
  1995/09/30      35527.89                    26988.36
  1995/10/31      35614.62                    26892.01
  1995/11/30      37115.54                    28072.57
  1995/12/31      38744.04                    28613.25
  1996/01/31      40129.88                    29587.24
  1996/02/29      39895.60                    29861.52
  1996/03/31      40034.58                    30149.08
  1996/04/30      39866.98                    30593.48
  1996/05/31      40590.19                    31382.49
  1996/06/30      40618.96                    31502.05
  1996/07/31      39032.82                    30110.29
  1996/08/31      40355.97                    30745.32
  1996/09/30      43133.76                    32475.67
  1996/10/31      42287.27                    33371.34
  1996/11/30      44559.63                    35893.88
  1996/12/31      44733.57                    35182.83
  1997/01/31      47434.46                    37381.05
  1997/02/28      48039.35                    37674.12
Let's say hypothetically that $10,000 was invested in Fidelity Select Health Care Portfolio on February 28, 1987, and the current maximum 3% sales charge was paid. As the chart shows, by February 28, 1997, the value of the investment would have grown to $48,039 - a 380.39% increase on the initial investment. For comparison, look at how the S&P 500 did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $37,674 - a 276.74% increase. INVESTMENT SUMMARY
TOP TEN STOCKS AS OF FEBRUARY 28, 1997
                               % OF FUND'S
                               INVESTMENTS

Schering-Plough Corp.          6.2

Pfizer, Inc.                   5.9

Merck & Co., Inc.              4.7

Bristol-Myers Squibb Co.       4.5

Warner-Lambert Co.             4.4

American Home Products Corp.   4.1

Johnson & Johnson              3.3

Abbott Laboratories            2.2

SmithKline Beecham PLC ADR     1.9

Lilly (Eli) & Co.              1.9

TOP INDUSTRIES AS OF FEBRUARY 28, 1997
Drugs 40.3%
Medical Supplies &
Appliances 10.5%
Medical Technology 8.2%
Biotechnology 6.2%
Pharmaceutical
Preparations 5.6%
All Others 29.2% *
Row: 1, Col: 1, Value: 29.2
Row: 1, Col: 2, Value: 5.6
Row: 1, Col: 3, Value: 6.2
Row: 1, Col: 4, Value: 8.199999999999999
Row: 1, Col: 5, Value: 10.5
Row: 1, Col: 6, Value: 40.3
* INCLUDES SHORT-TERM INVESTMENTS
% OF FUND'S INVESTMENTS
HEALTH CARE PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW



Karen Firestone,
Portfolio Manager of
Fidelity Select Health
Care Portfolio
Q. KAREN, HOW DID THE FUND PERFORM?
A. For the one-year period that ended February 28, 1997, the fund returned 20.41%. By comparison, the Standard & Poor's 500 Index returned 26.16% over the same time period.
Q. WHY DID THE FUND UNDERPERFORM THE S&P 500 INDEX?
A. There were several reasons. Health care companies showed solid growth and steady profits during the period, but they certainly did not perform as well as technology and financial services stocks, which led the market and made up a notable part of the index. I did try to take advantage of the technology trend by buying some medical equipment and supplies companies, which make products such as defibrillators and pacemakers. However, these companies underperformed the overall health care sector. Also, while the health care sector turned in a strong performance during the first part of 1996, it underperformed the index for much of the rest of the period. This was due to a market rotation out of health care and into cyclical - or more economically sensitive - stocks, which also made up a significant portion of the index. I should note that health care companies picked up tremendously in February of 1997, turning in average returns of 5% to 10% and beating the overall market. In fact, it was one of the sector's best months in a long time.
Q. WERE THERE REASONS FOR THE FUND'S PERFORMANCE THAT WERE MORE SPECIFIC TO THE FUND ITSELF?
A. Yes. As I mentioned, medical equipment and supplies companies - which made up about 22% of the fund at the end of the period - underperformed. One example was St. Jude Medical, a fairly large holding of the fund during the period, which fell on rough times soon after it acquired a company called Ventrotechs. That's because Ventrotechs almost immediately announced that two patients who used its cardiac device had died. Another company, Medtronic, the leading defibrillator maker, slowed in 1996 when the demand for medical equipment and supplies lessened somewhat. When I purchased these companies, their pricing was attractive and they looked like solid values. The fund was also hurt by its holdings in HMOs and hospitals. HMOs were weak performers for most of the period because they did not meet earnings expectations, and hospitals underperformed during much of 1996 due mostly to pricing issues.
Q. CERTAINLY THE PRIMARY FOCUS OF THE FUND WAS DRUG STOCKS, WHICH MADE UP ABOUT 40% OF ITS TOTAL INVESTMENTS AT THE END OF THE PERIOD. WHY WERE THEY SO ATTRACTIVE?
A. Drug companies turned in excellent performance in terms of revenue growth and earnings growth over the period, and many are expected to do well in the upcoming year. Schering-Plough, the fund's top holding at the end of the period, was a real growth machine. It turned in its strong performance largely because of Claritin, the company's billion dollar antihistamine. Another top 10 stock during the period, Warner-Lambert, also had two hot new drugs: Lipitor, which helps lower cholesterol, and a new diabetes drug, Rezulin.
Q. IF DRUG STOCKS WERE PERFORMING SO WELL, WHY DIDN'T YOU OWN MORE OF THEM?
A. That's a good question. Basically, I thought it was too risky. If the fund had a bigger weighting in pharmaceuticals and the bet didn't work, shareholders could have really been whipsawed. Having a heavier weighting means that I would have had about 50% of the fund in a handful of big names. If there had been a disappointment in one big holding, the fund could have lost a notable portion of its return. Clearly, this point is hard to see when the stocks are going up, but it's very easy to see when they're going down.
Q. HOW DOES THE FUND LOOK GOING FORWARD?
A. I think health care is a good place to be right now. There's a lot of uncertainty in both the economy and the market, and it's not clear where interest rates are going. I will stick to my approach of trying to buy companies that have strong sales and earnings momentum. The stocks that tend to look good going forward are those that have proven themselves winners in the past. I'll also continue to look for smaller and newer companies with great product potential.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.


FUND FACTS
START DATE: July 14, 1981
FUND NUMBER: 063
TRADING SYMBOL: FSPHX
SIZE: as of February 28, 1997, more than $1.3 billion
MANAGER: Karen Firestone, since 1995;
manager, Fidelity Advisor Health Care Fund, since September 1996; Fidelity Select
Biotechnology Portfolio, since 1992; Fidelity
Select Air Transportation Portfolio, 1987-1992;
Fidelity Select Leisure Portfolio, 1989-1992;
joined Fidelity in 1983
(checkmark)
HEALTH CARE PORTFOLIO
INVESTMENTS FEBRUARY 28, 1997

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 86.3%
 SHARES VALUE (NOTE 1)
CHEMICALS & PLASTICS - 0.7%
CHEMICALS - 0.6%
Hoechst AG Ord.   210,000 $ 8,873,849
CHEMICALS, GENERAL - 0.1%
Ciba Specialty Chemicals
 Holding, Inc. (rights) (a)  15,900  1,004,069
TOTAL CHEMICALS & PLASTICS   9,877,918
COMPUTER SERVICES & SOFTWARE - 0.1%
CAD/CAM/CAE - 0.1%
Healthdyne Information
 Enterprises, Inc. (a)  258,200  1,226,450
DEFENSE ELECTRONICS - 0.0%
BEI Electronics, Inc.   21,800  247,975
DRUGS & PHARMACEUTICALS - 52.9%
BIOTECHNOLOGY - 6.2%
Alkermes, Inc. (a)  179,400  4,462,575
Amgen, Inc. (a)   307,600  18,802,050
Amylin Pharmaceuticals, Inc. (a)   1,100  16,363
COR Therapeutics, Inc. (a)  337,100  4,150,544
Cytyc Corp. (a)  150,000  4,106,250
Elf Sanofi SA  70,000  6,914,186
Genentech, Inc. special (a)  397,400  21,906,675
Gilead Sciences, Inc. (a)  100,000  3,050,000
Human Genome Sciences, Inc. (a)  100,000  3,800,000
IGI, Inc. (a)  100,000  568,750
Idexx Laboratories, Inc. (a)  143,300  5,337,925
Interneuron Pharmaceuticals, Inc. (a)  100,000  2,737,500
Perseptive Biosystem, Inc.
 Class G (warrants) (a)  390  414
Pharmacia & Upjohn, Inc.   168,800  6,224,500
Regeneron Pharmaceuticals, Inc. (a)   119,600  1,196,000
Sequana Therapeutics, Inc. (a)   100,000  1,525,000
Sugen, Inc. (a)  50,000  637,500
  85,436,232
COMMERCIAL LABORATORY RESEARCH - 0.8%
Arqule, Inc. (c)  150,000  2,962,500
INCYTE Pharmaceuticals, Inc. (a)   70,000  3,710,000
Millennium Pharmaceuticals, Inc.   217,100  3,636,425
  10,308,925
DRUGS - 40.3%
Allergan, Inc.   143,300  4,872,200
ALZA Corp. Class A (a)  240,000  6,810,000
American Home Products Corp.   869,100  55,622,400
Barr Laboratories, Inc. (a)  287,500  10,421,875
Bristol-Myers Squibb Co.   471,100  61,478,550
Dura Pharmaceuticals, Inc. (a)   122,900  4,132,513
Elan Corp. PLC ADR (a)  198,520  6,873,755
Glaxo PLC sponsored ADR  260,000  8,807,500
Glaxo Holdings PLC  220,000  3,724,711
Lilly (Eli) & Co.   291,806  25,496,549
Merck & Co., Inc.   703,100  64,685,200
Mylan Laboratories, Inc.   300,000  5,025,000
Novo-Nordisk AS Class B  80,000  7,667,613
Pfizer, Inc.   883,600  80,959,850
Roche Holding AG
 participation certificates  1,930  16,208,997
Schering-Plough Corp.   1,108,400  84,931,150
SmithKline Beecham PLC ADR  345,000  25,616,250
Takeda Chemical Industries Ltd.   361,000  7,266,542
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
Warner-Lambert Co.   722,500 $ 60,690,000
Watson Pharmaceuticals, Inc. (a)   136,200  5,941,725
Yamanouchi Pharmaceutical Co. Ltd.   233,000  4,883,843
  552,116,223
PHARMACEUTICAL PREPARATIONS - 5.6%
Alpharma, Inc. Class A  325,000  4,346,875
Andrx Corp.   248,500  4,845,750
Arris Pharmaceutical Corp. (a)   200,000  2,625,000
Astra AB Class A Free shares  510,000  24,384,251
Ilex Oncology, Inc.   100,000  1,287,500
Inhale Therapeutic Systems (a)  39,000  770,250
Ligand Pharmaceuticals, Inc. Class B (a)  332,800  4,035,200
Novartis AG (Reg.) (a)  15,900  18,134,551
Rhone Poulenc Rorer, Inc.   108,200  7,682,200
Sangstat Medical Corp. (a)  50,000  1,600,000
Zeneca Group PLC Ord.   240,000  7,051,172
  76,762,749
TOTAL DRUGS & PHARMACEUTICALS   724,624,129
ELECTRONICS - 0.3%
ELECTRONIC CAPACITORS - 0.3%
Maxwell Technologies, Inc. (a)  199,100  4,579,300
MEDICAL EQUIPMENT & SUPPLIES - 22.3%
DENTAL EQUIPMENT - 0.6%
Sybron International Corp. (a)  282,300  8,398,425
DRUG DISTRIBUTORS - WHOLESALE - 2.8%
Allegiance Corp.   124,600  3,286,325
AmeriSource Health Corp. Class A (a)  43,900  2,211,463
Bergen Brunswig Corp. Class A  609,590  19,583,079
Cardinal Health, Inc.   211,499  13,007,189
  38,088,056
MEDICAL SUPPLIES & APPLIANCES - 10.5%
Abbott Laboratories  530,000  29,812,500
Bard (C.R.), Inc.   100,000  2,737,500
Baxter International, Inc.   273,000  12,558,000
Becton, Dickinson & Co.   373,700  18,404,725
Boston Scientific Corp. (a)  228,668  15,149,255
Closure Medical Corp.   75,000  1,275,000
Depuy, Inc. (a)  200,000  4,300,000
Johnson & Johnson  794,000  45,754,250
Sofamor/Danek Group, Inc. (a)   350,500  13,888,563
  143,879,793
MEDICAL TECHNOLOGY - 8.2%
Arterial Vascular Engineering, Inc. (a)  157,000  2,472,750
Beckman Instruments, Inc.   315,000  13,072,500
Biomet, Inc.   10,000  152,500
Cardiac Pathways Corp.   252,500  2,398,750
Cardiogenesis Corp.   97,900  1,492,975
Datascope Corp. (a)   192,600  4,044,600
Guidant Corp.   151,830  10,172,610
Heartport, Inc. (a)  166,900  4,944,413
InControl, Inc. (a)   502,200  4,519,800
Medtronic, Inc.   370,000  23,957,500
Micro Therapeutics, Inc. (c)  100,000  700,000
Nellcor, Inc. (a)  182,800  3,176,150
St. Jude Medical, Inc. (a)  333,100  13,157,450
Sonus Pharmaceuticals, Inc. (a)  206,600  5,965,575
Stryker Corp.   220,000  6,380,000
U.S. Surgical Corp.   350,000  14,918,750
Ventana Medical Systems, Inc.   67,000  1,206,000
  112,732,323
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
MEDICAL EQUIPMENT & SUPPLIES - CONTINUED
X-RAY & RELATED APPARATUS - 0.1%
Axogen Ltd. unit (a)  50,000 $ 1,225,000
X-RAY ELECTRO-MEDICAL APPARATUS - 0.1%
Fischer Imaging Corp. (a)  100,000  662,500
TOTAL MEDICAL EQUIPMENT & SUPPLIES   304,986,097
MEDICAL FACILITIES MANAGEMENT - 10.0%
HEALTH PRACTITIONERS - 0.2%
FPA Medical Management, Inc. (a)  95,100  2,448,825
HOME HEALTH CARE AGENCIES - 0.2%
Matria Healthcare, Inc. (a)  258,200  1,484,650
Sunrise Assisted Living, Inc. (a)  47,100  1,318,800
  2,803,450
HOSPITALS - 4.5%
Columbia/HCA Healthcare Corp.   583,507  24,507,294
HEALTHSOUTH Rehabilitation Corp. (a)  389,300  15,669,325
Health Management Associates, Inc.
  Class A (a)  203,900  5,403,350
Tenet Healthcare Corp. (a)  611,800  16,595,075
  62,175,044
HMO'S & OUTPATIENT CARE - 3.3%
Oxford Health Plans, Inc. (a)  322,900  18,001,675
PacifiCare Health Systems
 Class B   118,800  9,949,500
Trigon Healthcare, Inc.   61,500  1,099,313
United HealthCare Corp.   321,690  16,044,289
  45,094,777
MEDICAL LABORATORIES - 0.1%
Cambridge Heart, Inc.   100,000  1,362,500
MEDICAL SERVICES - 0.8%
Carematrix Corp. (a)  74,300  1,290,963
Lincare Holdings, Inc. (a)  176,800  7,624,500
Physician Reliance Network, Inc. (a)   400,000  2,525,000
  11,440,463
NURSING CARE & NURSING HOMES - 0.1%
ARV Assisted Living, Inc. (a)  109,000  1,035,500
NURSING, PERSONAL CARE FACILITIES - 0.2%
Integrated Living Communities, Inc. (a)(c)   373,800  2,476,425
SKILLED NURSING CARE FACILITIES - 0.2%
Beverly Enterprises, Inc. (a)   188,400  2,708,250
SPECIALTY HOSPITAL EXCEPT PSYCHIATRIC - 0.4%
Vencor, Inc. (a)  138,000  4,778,250
TOTAL MEDICAL FACILITIES MANAGEMENT   136,323,484
TOTAL COMMON STOCKS
 (Cost $911,710,463)   1,181,865,353
CONVERTIBLE PREFERRED STOCKS - 0.6%
MEDICAL EQUIPMENT & SUPPLIES - 0.6%
MEDICAL TECHNOLOGY - 0.6%
U.S. Surgical Corp. $2.20 (d)
 (Cost $4,652,386)  197,200  7,961,950
CASH EQUIVALENTS - 13.1%
 SHARES VALUE (NOTE 1)
Taxable Central Cash Fund (b)
 (Cost $179,225,337)  179,225,337  $179,225,337
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $1,095,588,186)  $ 1,369,052,640
LEGEND
1. Non-income producing
2. At period end, the seven-day yield on the Taxable Central Cash Fund was 5.31%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
3. A company in which the fund has ownership of at least 5% of the voting securities is an affiliated company. Transactions during the period with companies that are or were affiliates are as follows:
 PURCHASES SALES DIVIDEND VALUE
AFFILIATE COST COST INCOME
Arqule, Inc.  $ - $ - $ - $ 2,962,500
Integrated Living Communities, Inc.   363,150  -  -  2,476,425
Micro Therapeutics, Inc.   -  -  -  700,000
Protocol Systems, Inc.   -  977,901  -  -
Spacelabs Medical, Inc.   -  2,270,615  -  -
Totals  $ 363,150 $ 3,248,516 $ - $ 6,138,925
4. Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $7,961,950 or 0.6% of net assets.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $679,358,509 and $1,029,114,229, respectively (see Note 3 of Notes to Financial Statements).
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $227,981 for the period (see Note 4 of Notes to Financial Statements).
At the period end, the value of securities loaned and the value of collateral amounted to $12,576,075 and $12,738,000, respectively (see Note 6 of Notes to Financial Statements).
Distribution of investments by country of issue, as a percentage of total value of investment in securities, is as follows:
United States   88.6%
United Kingdom   3.3
Switzerland   2.6
Sweden   1.8
France   1.1
Others (individually less than 1%)   2.6
TOTAL   100.0%
INCOME TAX INFORMATION
At February 28, 1997, the aggregate cost of investment securities for income tax purposes was $1,096,569,759. Net unrealized appreciation aggregated $272,482,881, of which $288,820,437 related to appreciated investment securities and $16,337,556 related to depreciated investment securities.
The fund hereby designates approximately $50,739,000 as a capital gain dividend for the purpose of the dividend paid deduction.
A total of 30% of the dividends distributed during the fiscal year qualifies for the dividends-received deduction for corporate shareholders (unaudited).
The fund will notify shareholders in January 1998 of the applicable percentage for use in preparing 1997 income tax returns.
HEALTH CARE PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
 FEBRUARY 28, 1997



ASSETS


Investment in securities, at value                                                                               $ 1,369,052,640

(cost $1,095,588,186) -

See accompanying schedule


Receivable for investments sold                                                                                       16,169,937


Receivable for fund shares sold                                                                                       4,654,617


Dividends receivable                                                                                                  1,724,163


Interest receivable                                                                                                   523,247


Redemption fees receivable                                                                                            10,893


Other receivables                                                                                                     761,125


 TOTAL ASSETS                                                                                                         1,392,896,622


LIABILITIES


Payable for investments purchased                                                                      $ 1,158,124


Payable for fund shares redeemed                                                                        4,986,423


Accrued management fee                                                                                  672,924


Other payables and accrued expenses                                                                     786,709


Collateral on securities loaned,                                                                        12,738,000

at value


 TOTAL LIABILITIES                                                                                                    20,342,180


NET ASSETS                                                                                                       $ 1,372,554,442


Net Assets consist of:


Paid in capital                                                                                                      $ 967,141,664


Undistributed net investment income                                                                                   1,993,284


Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions                   129,963,171


Net unrealized appreciation (depreciation) on investments                                                             273,456,323

and assets and liabilities in

foreign currencies


NET ASSETS, for 13,397,524                                                                                       $ 1,372,554,442

shares outstanding


NET ASSET VALUE and redemption                                                                                        $102.45

price per share ($1,372,554,442 (divided by) 13,397,524 shares)


Maximum offering price per share (100/97.00 of $102.45)                                                               $105.62



STATEMENT OF OPERATIONS
 YEAR ENDED FEBRUARY 28, 1997


INVESTMENT INCOME                                                                 $ 15,986,852
Dividends

Interest (including income on securities loaned of $245,947)                       7,324,244

 TOTAL INCOME                                                                      23,311,096

EXPENSES

Management fee                                                     $ 7,661,331

Transfer agent fees                                                 8,040,876

Accounting and security lending fees                                813,015

Non-interested trustees' compensation                               6,309

Custodian fees and expenses                                         89,305

Registration fees                                                   98,543

Audit                                                               88,357

Legal                                                               20,372

Miscellaneous                                                       38,510

 Total expenses before reductions                                   16,856,618

 Expense reductions                                                 (182,396       16,674,222
                                                                   )

NET INVESTMENT INCOME                                                              6,636,874

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities (including                                   276,153,050
 realized gain of $1,743,407
 on sales of investments in
 affiliated issuers)

 Foreign currency transactions                                      (14,987        276,138,063
                                                                   )

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                              (55,045,713
                                                                   )

 Assets and liabilities in                                          (8,131         (55,053,844)
 foreign currencies                                                )

NET GAIN (LOSS)                                                                    221,084,219

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                   $ 227,721,093

OTHER INFORMATION                                                                 $ 2,553,184
Sales charges paid to FDC

 Deferred sales charges withheld                                                  $ 69,909
 by FDC

 Exchange fees withheld by FSC                                                    $ 286,088

 Expense Reductions                                                               $ 171,822
 Directed brokerage arrangements

  Custodian interest credits                                                       3,836

  Transfer agent interest credits                                                  6,738

                                                                                  $ 182,396


STATEMENT OF CHANGES IN NET ASSETS
INCREASE         YEAR ENDED     YEAR ENDED
(DECREASE) IN    FEBRUARY 28,   FEBRUARY 29,
NET ASSETS       1997           1996

Operations          $ 6,636,874       $ 11,861,909
Net
investment
income

 Net realized        276,138,063       127,563,700
gain (loss)

 Change in           (55,053,844)      221,015,172
net
unrealized
appreciation
(depreciation
)

 NET INCREASE        227,721,093       360,440,781
(DECREASE)
IN NET
ASSETS
RESULTING
FROM
OPERATIONS

Distributions to     (7,843,463)       (7,988,345)
shareholders
From net
investment
income

 From net            (188,056,633)     (66,667,821)
realized gain

 TOTAL               (195,900,096)     (74,656,166)
DISTRIBUTION
S

Share                445,765,805       1,031,303,280
transactions
Net proceeds
from sales of
shares

 Reinvestmen         191,246,667       73,110,795
t of
distributions

 Cost of             (822,846,541)     (808,071,923)
shares
redeemed

 Paid in             657,588           642,187
capital
portion of
redemption
fees

 NET INCREASE        (185,176,481)     296,984,339
(DECREASE)
IN NET
ASSETS
RESULTING
FROM SHARE
TRANSACTIO
NS

  TOTAL              (153,355,484)     582,768,954
INCREASE
(DECREASE)
IN NET ASSETS


NET ASSETS

 Beginning of        1,525,909,926     943,140,972
period

 End of period      $ 1,372,554,442   $ 1,525,909,926
(including
undistributed
net
investment
income of
$1,993,284
and
$4,463,587,
respectively)

OTHER
INFORMATION
Shares

 Sold                4,420,102         11,376,458

 Issued in           2,023,821         771,121
reinvestment
of
distributions

 Redeemed            (8,234,436)       (9,348,659)

 Net increase        (1,790,513)       2,798,920
(decrease)


SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

             YEAR ENDED     YEAR ENDED     YEARS ENDED FEBRUARY 28,          TEN MONTHS
             FEBRUARY 28,   FEBRUARY 29,                                     ENDED
                                                                             FEBRUARY 28,

SELECTED     1997           1996           1995                       1994   1993
PER-SHARE
DATA D



Net asset        $ 100.47      $ 76.13       $ 63.31     $ 52.57     $ 70.42
value,
beginning of
period

Income from
Investment
Operations

 Net              .52           .95           .75         .15         .13
investment
income

 Net realized     18.01         28.85         18.38       10.61       (9.34)
and
unrealized
gain (loss)

 Total from       18.53         29.80         19.13       10.76       (9.21)
investment
operations



Less
Distributions

 From net         (.65)         (.59)         (.62)       (.07)       (.16)
investment
income

 From net         (15.95)       (4.92)        (5.74)      -           (8.51)
realized gain

 Total            (16.60)       (5.51)        (6.36)      (.07)       (8.67)
distributions

Redemption        .05           .05           .05         .05         .03
fees added to
paid in
capital

Net asset        $ 102.45      $ 100.47      $ 76.13     $ 63.31     $ 52.57
value, end of
period

TOTAL             20.41%        39.68%        31.24%      20.57%      (14.81)%
RETURN B, C

RATIOS AND
SUPPLEMENT
AL DATA

Net assets,      $ 1,372,554   $ 1,525,910   $ 943,141   $ 522,890   $ 536,367
end of period
(000 omitted)

Ratio of          1.33%         1.31%         1.39%       1.59%       1.46% A
expenses to
average net
assets

Ratio of          1.32% E       1.30% E       1.36% E     1.55% E     1.46% A
expenses to
average net
assets after
expense
reductions

Ratio of net      .52%          1.06%         1.08%       .26%        .24% A
investment
income to
average net
assets

Portfolio         59%           54%           151%        213%        112% A
turnover rate

Average          $ .0466
commission
rate F

A ANNUALIZED B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT
BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 8 OF NOTES TO FINANCIAL
STATEMENTS). C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR
PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. D NET INVESTMENT INCOME PER
SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE
PERIOD. E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES
WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 8 OF NOTES TO
FINANCIAL STATEMENTS). F FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A
FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES
ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND
FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE
TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.


MEDICAL DELIVERY PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value), but does not include certain fees paid by shareholders upon exchange or redemption. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED                   PAST 1   PAST 5    PAST 10
FEBRUARY 28, 1997               YEAR     YEARS     YEARS

MEDICAL DELIVERY                10.50%   79.27%    408.97%

MEDICAL DELIVERY                7.19%    73.89%    393.70%
(INCL. 3% SALES CHARGE)

S&P 500                         26.16%   118.75%   276.74%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one, five, or 10 years. You can compare the fund's returns to the performance of the S&P 500 - a widely recognized, unmanaged index of common stocks. This benchmark reflects reinvestment of dividends and capital gains, if any, and excludes the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED             PAST 1   PAST 5   PAST 10
FEBRUARY 28, 1997         YEAR     YEARS    YEARS

MEDICAL DELIVERY          10.50%   12.38%   17.67%

MEDICAL DELIVERY          7.19%    11.70%   17.31%
(INCL. 3% SALES CHARGE)

S&P 500                   26.16%   16.94%   14.16%

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

UNDERSTANDING PERFORMANCE
How a fund did yesterday is no guarantee of
how it will do tomorrow. The stock market, for
example, has a history of growth in the long run
and volatility in the short run. Unlike the broader
market, however, some sectors may not have
a history of growth in the long run. And, as
with all stock funds, the share price and return
of
a fund that invests in a sector will vary. That
means if you sell your shares during a sector
downturn, you might lose money. But if you
can identify a sector that is about to
experience rapid growth you may have the
potential for above-average gains.
(checkmark)
$10,000 OVER 10 YEARS
 1987/02/28       9700.00                    10000.00
  1987/03/31      10162.41                    10289.00
  1987/04/30       9111.48                    10197.43
  1987/05/31       9395.23                    10286.15
  1987/06/30      10036.29                    10805.60
  1987/07/31      10467.17                    11353.44
  1987/08/31      10225.46                    11776.92
  1987/09/30      10067.82                    11519.01
  1987/10/31       7198.81                     9037.81
  1987/11/30       6767.93                     8293.10
  1987/12/31       7566.94                     8924.20
  1988/01/31       7611.58                     9299.91
  1988/02/29       8002.21                     9733.29
  1988/03/31       8214.26                     9432.53
  1988/04/30       8281.22                     9537.23
  1988/05/31       8147.29                     9620.20
  1988/06/30       8403.99                    10061.77
  1988/07/31       8314.70                    10023.54
  1988/08/31       8080.33                     9682.74
  1988/09/30       8537.92                    10095.22
  1988/10/31       8761.13                    10375.87
  1988/11/30       8482.11                    10227.49
  1988/12/31       8761.13                    10406.47
  1989/01/31       9408.45                    11168.23
  1989/02/28       9754.43                    10890.14
  1989/03/31      10290.14                    11143.88
  1989/04/30      10993.27                    11722.25
  1989/05/31      11562.46                    12197.00
  1989/06/30      11428.04                    12127.48
  1989/07/31      12725.16                    13222.59
  1989/08/31      13317.81                    13481.75
  1989/09/30      13686.81                    13426.47
  1989/10/31      13228.35                    13114.98
  1989/11/30      13843.36                    13382.52
  1989/12/31      13844.17                    13703.71
  1990/01/31      11805.90                    12784.19
  1990/02/28      12103.63                    12949.10
  1990/03/31      12664.72                    13292.25
  1990/04/30      12790.68                    12959.95
  1990/05/31      14599.93                    14223.54
  1990/06/30      15298.44                    14126.82
  1990/07/31      15355.69                    14081.62
  1990/08/31      14130.44                    12808.64
  1990/09/30      13191.47                    12184.86
  1990/10/31      13031.15                    12132.46
  1990/11/30      14840.40                    12916.22
  1990/12/31      16095.49                    13276.58
  1991/01/31      18689.64                    13855.44
  1991/02/28      19845.21                    14846.11
  1991/03/31      22793.11                    15205.38
  1991/04/30      22109.20                    15241.87
  1991/05/31      23936.89                    15900.32
  1991/06/30      21920.32                    15172.09
  1991/07/31      24119.73                    15879.11
  1991/08/31      24402.33                    16255.44
  1991/09/30      24623.50                    15983.98
  1991/10/31      25164.14                    16198.16
  1991/11/30      24463.77                    15545.38
  1991/12/31      28621.82                    17323.77
  1992/01/31      28646.97                    17001.55
  1992/02/29      27540.33                    17222.57
  1992/03/31      25716.88                    16886.73
  1992/04/30      24698.27                    17383.20
  1992/05/31      24446.76                    17468.37
  1992/06/30      23159.45                    17208.09
  1992/07/31      24477.35                    17911.90
  1992/08/31      24449.90                    17544.71
  1992/09/30      21580.71                    17751.74
  1992/10/31      22651.51                    17813.87
  1992/11/30      24875.47                    18421.32
  1992/12/31      24848.01                    18647.90
  1993/01/31      23585.02                    18804.55
  1993/02/28      19850.96                    19060.29
  1993/03/31      20290.26                    19462.46
  1993/04/30      20043.15                    18991.47
  1993/05/31      20660.92                    19500.44
  1993/06/30      20866.84                    19556.99
  1993/07/31      21388.51                    19478.76
  1993/08/31      21319.87                    20217.01
  1993/09/30      23077.08                    20061.34
  1993/10/31      24161.61                    20476.61
  1993/11/30      24559.72                    20282.08
  1993/12/31      26220.83                    20527.49
  1994/01/31      27689.75                    21225.43
  1994/02/28      27840.76                    20650.22
  1994/03/31      26454.21                    19749.87
  1994/04/30      27305.36                    20002.67
  1994/05/31      28225.15                    20330.71
  1994/06/30      26481.67                    19832.61
  1994/07/31      27662.29                    20483.12
  1994/08/31      30462.84                    21322.93
  1994/09/30      31547.37                    20800.52
  1994/10/31      32576.98                    21268.53
  1994/11/30      31176.71                    20493.93
  1994/12/31      31423.07                    20797.85
  1995/01/31      32802.41                    21337.14
  1995/02/28      33305.29                    22168.65
  1995/03/31      35417.40                    22822.85
  1995/04/30      34266.33                    23494.98
  1995/05/31      33142.37                    24434.07
  1995/06/30      33675.53                    25001.68
  1995/07/31      37076.23                    25830.73
  1995/08/31      37249.15                    25895.57
  1995/09/30      38027.27                    26988.36
  1995/10/31      37378.83                    26892.01
  1995/11/30      40505.74                    28072.57
  1995/12/31      41535.90                    28613.25
  1996/01/31      43769.84                    29587.24
  1996/02/29      44678.82                    29861.52
  1996/03/31      45110.20                    30149.08
  1996/04/30      45623.84                    30593.48
  1996/05/31      45527.48                    31382.49
  1996/06/30      44451.53                    31502.05
  1996/07/31      39633.80                    30110.29
  1996/08/31      43295.27                    30745.32
  1996/09/30      46394.67                    32475.67
  1996/10/31      42893.80                    33371.34
  1996/11/30      45318.72                    35893.88
  1996/12/31      46106.82                    35182.83
  1997/01/31      48288.25                    37381.05
  1997/02/28      49352.79                    37674.12
Let's say hypothetically that $10,000 was invested in Fidelity Select Medical Delivery Portfolio on February 28, 1987, and the current maximum 3% sales charge was paid. As the chart shows, by February 28, 1997, the value of the investment would have grown to $49,370 - a 393.70% increase on the initial investment. For comparison, look at how the S&P 500 did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $37,674 - a 276.74% increase. INVESTMENT SUMMARY
TOP TEN STOCKS AS OF FEBRUARY 28, 1997
                                             % OF FUND'S
                                             INVESTMENTS

Tenet Healthcare Corp.                       9.3

HEALTHSOUTH Rehabilitation Corp.             6.9

PacifiCare Health Systems, Inc. Class A      6.4

United HealthCare Corp.                      5.8

Health Management Associates, Inc. Class A   5.6

Lincare Holdings, Inc.                       4.9

Universal Health Services, Inc. Class B      4.4

Oxford Health Plans, Inc.                    4.2

Columbia/HCA Healthcare Corp.                3.2

HealthCare COMPARE Corp.                     2.0

TOP INDUSTRIES AS OF FEBRUARY 28, 1997
Hospitals 29.4%
HMOs & Outpatient Care 21.3%
Medical Services 5.7%
Drugs 2.6%
Drug Distributors -
Wholesale 2.6%
All Others 38.4% *
Row: 1, Col: 1, Value: 38.4
Row: 1, Col: 2, Value: 2.6
Row: 1, Col: 3, Value: 2.6
Row: 1, Col: 4, Value: 5.7
Row: 1, Col: 5, Value: 21.3
Row: 1, Col: 6, Value: 29.4
* INCLUDES SHORT-TERM INVESTMENTS
% OF FUND'S INVESTMENTS
MEDICAL DELIVERY PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW



NOTE TO SHAREHOLDERS: Deborah Wheeler became Portfolio Manager of Fidelity Select Medical Delivery Portfolio on November 1, 1996.
Q. HOW DID THE FUND PERFORM?
A. The fund had a total return of 10.50% for the 12 months ended February 28, 1997, compared to a 26.16% return for the Standard & Poor's 500 Index over the same time period.
Q. WHAT ACCOUNTED FOR THE DIFFERENCE BETWEEN THE PERFORMANCES OF THE FUND AND THE BROADER INDEX?
A. The medical delivery market is driven largely by shares of managed care companies, hospitals and outpatient service providers. Managed care companies and outpatient service providers both significantly trailed the market during the recent period.
Q. WHAT OCCURRED IN THE GROUP?
A. The managed care industry, which includes providers of HMOs and other types of managed care, suffered because the companies' 1996 price increases failed to keep up with medical cost inflation. For example, managed care firms experienced 15% to 20% increases in drug costs per member, in part due to a proliferation of new and more expensive drugs. But the stocks rebounded late in the period, as managed care companies began to implement higher price increases for 1997. They are currently negotiating for further price hikes in 1998.
Q. WHAT ABOUT HOSPITALS?
A. For-profit hospitals continued to acquire non-profit hospitals, a trend that allows the for-profits to consolidate industry capacity and make cost reductions that offset declining acute care utilization. As a result, hospital companies reported solid earnings growth during 1996. However, the federal budget for 1998 currently being negotiated by President Clinton and Congress may include cuts in Medicare reimbursements, which account for almost half of the typical hospital's revenues. Concerns about such cuts also affected the stocks.
Q. WHAT CHANGES HAVE YOU MADE SINCE YOU TOOK OVER THE PORTFOLIO IN
NOVEMBER?
A. I altered the weightings of the fund's top holdings, reflecting changes in the outlook for various companies. For example, hospital management firm Columbia/HCA fell from first place when I took over the fund in November to ninth place among the fund's largest investments. With 325 hospitals, Columbia has a large base and, consequently, will grow at a slower rate than in the past. The fund's largest holding at the end of the period was Tenet Healthcare, the nation's second-largest hospital management company with 75 hospitals. During the period, Tenet acquired Ornda, the third-biggest hospital chain, and has since accelerated its acquisition of non-profit hospitals, and consequently its growth rate. The decisions to reduce the fund's investment in Columbia and increase its stake in Tenet have worked out well.
Q. YOU ALSO BOOSTED THE FUND'S INVESTMENT IN SOME MANAGED CARE FIRMS.
A. That's right. Managed care stocks climbed from a low of around 19% of the fund's total assets to around 21% at the end of the period. United HealthCare, which sells HMO and other health insurance products, became the fund's fourth-largest investment. After taking over the portfolio, I also doubled the fund's investment in Oxford Health, a managed care company that operates primarily in New York City. Oxford is now the fund's eighth-largest holding. Those moves helped the fund participate in the managed care rally late in the period.
Q. WHAT'S AHEAD FOR THE MEDICAL DELIVERY MARKET?
A. Profit margins should continue to improve in 1997 and 1998 at managed care companies as they increase prices to offset medical cost inflation. I believe these firms' shares could perform more strongly during the year ahead, justifying a reasonably large investment in the group. Hospital shares may fluctuate with political news until a federal budget is approved, which probably won't happen until late summer. Cuts to Medicare are not likely to be as bad as Clinton's current proposal calls for, and long-term opportunities for consolidation in the hospital industry remain good. Finally, the industry and the fund should benefit from growth among niche providers that serve the aging population.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND FACTS
START DATE: June 30, 1986
FUND NUMBER: 505
TRADING SYMBOL: FSHCX
SIZE: as of February 28, 1997, more than $192 million
MANAGER: Deborah Wheeler, since November
1996; manager, Fidelity Select Construction and Housing Portfolio, 1986-1988; Fidelity
Select Retail Portfolio, 1990-1991; Fidelity
Select Food and Agriculture Portfolio, 1991-
1993; Fidelity Select Leisure Portfolio, 1991-
1996; assistant, Fidelity Magellan Fund,
1988-1990; joined Fidelity in 1986
(checkmark)
MEDICAL DELIVERY PORTFOLIO
INVESTMENTS FEBRUARY 28, 1997

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 76.5%
 SHARES VALUE (NOTE 1)
COMPUTER SERVICES & SOFTWARE - 0.1%
CAD/CAM/CAE - 0.1%
Apache Medical Systems, Inc.   30,000 $ 202,498
DRUG STORES - 0.3%
Vitalink Pharmacy Services, Inc. (a)  35,000  739,375
DRUGS & PHARMACEUTICALS - 4.8%
BIOTECHNOLOGY - 1.9%
Idexx Laboratories, Inc. (a)   100,000  3,725,000
DRUGS - 2.6%
Bristol-Myers Squibb Co.   10,000  1,305,000
Lilly (Eli) & Co.   5,000  436,875
Pfizer, Inc.   10,000  916,250
Schering-Plough Corp.   20,000  1,532,500
SmithKline Beecham PLC ADR  15,000  1,113,750
  5,304,375
IN VITRO, IN VIVO DIAGNOSTIC SUBSTANCE - 0.3%
Serologicals Corp. (a)  18,600  511,500
TOTAL DRUGS & PHARMACEUTICALS   9,540,875
INSURANCE - 0.3%
INSURANCE BROKERS & SERVICES - 0.0%
CRA Managed Care, Inc. (a)  1,000  39,750
MULTI-LINE INSURANCE - 0.3%
Aetna, Inc.   6,400  530,400
TOTAL INSURANCE   570,150
MEDICAL EQUIPMENT & SUPPLIES - 5.3%
DRUG DISTRIBUTORS - WHOLESALE - 2.6%
AmeriSource Health Corp. Class A (a)  49,800  2,508,675
Cardinal Health, Inc.   42,600  2,619,900
  5,128,575
MEDICAL SUPPLIES & APPLIANCES - 1.2%
Abbott Laboratories  5,000  281,250
Baxter International, Inc.   20,000  920,000
Becton, Dickinson & Co.   5,000  246,250
Boston Scientific Corp. (a)  10,600  702,250
Johnson & Johnson  5,000  288,125
  2,437,875
MEDICAL TECHNOLOGY - 0.9%
Medtronic, Inc.   11,400  738,150
St. Jude Medical, Inc. (a)  29,650  1,171,175
  1,909,325
OPHTHALMIC GOODS - 0.6%
Cooper Companies, Inc. (a)  53,500  1,116,813
TOTAL MEDICAL EQUIPMENT & SUPPLIES   10,592,588
MEDICAL FACILITIES MANAGEMENT - 62.9%
HEALTH SERVICES - 0.4%
Rotech Medical Corp. (a)  40,000  740,000
HOME HEALTH CARE AGENCIES - 1.2%
American Homepatient, Inc. (a)  1,700  40,375
Home Health Corp. of America, Inc. (a)  47,900  529,894
Vivra, Inc. (a)   59,200  1,761,200
  2,331,469
HOSPITALS - 29.4%
Columbia/HCA Healthcare Corp.   153,523  6,447,966
HEALTHSOUTH Rehabilitation Corp. (a)   344,600  13,870,150

 SHARES VALUE (NOTE 1)
Health Management Associates, Inc.
 Class A (a)  422,652 $ 11,200,278
Tenet Healthcare Corp. (a)  684,400  18,564,350
Universal Health Services, Inc. Class B (a)  257,200  8,776,950
  58,859,694
HMOS & OUTPATIENT CARE - 21.3%
Health Systems International, Inc. (a)  34,200  1,004,625
Healthsource, Inc.   10,000  208,750
Humana, Inc. (a)  10,000  196,250
Maxicare Health Plans, Inc. (a)  1,000  22,125
Oxford Health Plans, Inc. (a)   151,000  8,418,250
PacifiCare Health Systems, Inc.:
 Class A   159,000  12,720,000
 Class B   31,300  2,621,375
Safeguard Health Enterprises, Inc. (a)  21,400  315,650
Sierra Health Services, Inc. (a)  114,400  3,017,300
Trigon Healthcare, Inc.   8,400  150,150
United HealthCare Corp.   231,100  11,526,113
Wellpoint Health Networks, Inc.   55,000  2,358,125
  42,558,713
KIDNEY DIALYSIS CENTERS - 1.5%
Fresenius Medical Care AG
 sponsored ADR (a)  50,000  1,575,000
Renal Care Group, Inc. (a)  40,000  1,440,000
  3,015,000
MEDICAL SERVICES - 5.7%
Carematrix Corp.   4,900  85,138
Foundation Health Corp. (a)  9,900  373,725
Lincare Holdings, Inc. (a)  226,600  9,772,125
National Surgery Centers, Inc. (a)  32,500  983,125
Total Renal Care Holdings, Inc. (a)  5,000  174,375
  11,388,488
MISCELLANEOUS HEALTH & ALLIED SERVICES - 1.2%
Renal Treatment Centers, Inc. (a)   95,300  2,477,800
NURSING CARE & NURSING HOMES - 0.5%
Health Care & Retirement Corp. (a)  40,000  1,085,000
NURSING, PERSONAL CARE FACILITIES - 0.3%
NovaCare, Inc. (a)   45,000  562,500
PSYCHIATRIC HOSPITALS - 0.6%
Magellan Health Services, Inc. (a)  45,000  1,108,125
SKILLED NURSING CARE FACILITIES - 0.8%
Multicare Companies, Inc. (a)  63,950  1,183,075
TheraTx, Inc. (a)  27,675  456,638
  1,639,713
TOTAL MEDICAL FACILITIES MANAGEMENT   125,766,502
REAL ESTATE INVESTMENT TRUSTS - 0.5%
Capstone Capital Corp.   41,900  995,125
RETAIL & WHOLESALE, MISCELLANEOUS - 0.3%
RETAIL, GENERAL - 0.3%
Gulf South Medical Supply, Inc. (a)   26,800  566,150
SERVICES - 2.0%
MANAGEMENT CONSULTING SERVICES - 2.0%
HealthCare COMPARE Corp. (a)  93,700  3,999,819
TOTAL COMMON STOCKS
 (Cost $127,376,372)   152,973,082
CASH EQUIVALENTS - 23.5%
 MATURITY VALUE
 AMOUNT (NOTE 1)
Investments in repurchase agreements
 (U.S. Treasury obligations) in a joint
 trading account dated 2/28/97
 due 3/3/97:
 at 5.37%,   $ 6,105,731 $ 6,103,000
 at 5.39%,   2,125,954  2,125,000
  8,228,000
 SHARES
Taxable Central Cash Fund (b)  38,752,502  38,752,502
TOTAL CASH EQUIVALENTS
 (Cost $46,980,502)   46,980,502
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $174,356,874)  $ 199,953,584
LEGEND
1. Non-income producing
2. At period end, the seven-day yield on the Taxable Central Cash Fund was 5.31%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $157,705,195 and $294,151,683, respectively (see Note 3 of Notes to Financial Statements).
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $62,985 for the period (see
Note 4 of Notes to Financial Statements).
At the period end, the value of securities loaned and the value of collateral amounted to $7,991,025 and $8,188,500, respectively (see Note 6 of Notes to Financial Statements).
INCOME TAX INFORMATION
At February 28, 1997, the aggregate cost of investment securities for income tax purposes was $174,614,201. Net unrealized appreciation aggregated $25,339,383, of which $27,292,502 related to appreciated investment securities and $1,953,119 related to depreciated investment securities.
The fund hereby designates approximately $11,872,000 as a capital gain dividend for the purpose of the dividend paid deduction.
A total of 6% of the dividends distributed during the fiscal year qualifies for the dividends-received deduction for corporate shareholders (unaudited).
The fund will notify shareholders in January 1998 of the applicable percentage for use in preparing 1997 income tax returns.
MEDICAL DELIVERY PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
 FEBRUARY 28, 1997



ASSETS


Investment in securities, at                                                                                         $ 199,953,584

value (including repurchase agreements of $8,228,000)

(cost $174,356,874) - See accompanying schedule


Cash                                                                                                                  994


Receivable for investments sold                                                                                       6,230,417


Receivable for fund shares sold                                                                                       1,942,263


Dividends receivable                                                                                                  17,991


Interest receivable                                                                                                   134,987


Redemption fees receivable                                                                                            2,130


Other receivables                                                                                                     367,293


 TOTAL ASSETS                                                                                                         208,649,659


LIABILITIES


Payable for investments purchased                                                                      $ 6,032,500


Payable for fund shares redeemed                                                                        1,795,350


Accrued management fee                                                                                  89,285


Other payables and accrued expenses                                                                     159,258


Collateral on securities loaned,                                                                        8,188,500

at value


 TOTAL LIABILITIES                                                                                                    16,264,893


NET ASSETS                                                                                                           $ 192,384,766


Net Assets consist of:


Paid in capital                                                                                                      $ 143,109,135


Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions                   23,678,921


Net unrealized appreciation (depreciation) on investments                                                             25,596,710


NET ASSETS, for 6,800,520                                                                                            $ 192,384,766

shares outstanding


NET ASSET VALUE and redemption price per share ($192,384,766 (divided by) 6,800,520 shares)                           $28.29


Maximum offering price per share (100/97.00 of $28.29)                                                                $29.16



STATEMENT OF OPERATIONS
 YEAR ENDED FEBRUARY 28, 1997


INVESTMENT INCOME                                                                              $ 669,533
Dividends

Interest (including income on securities loaned of $203,955)                                    818,231

 TOTAL INCOME                                                                                   1,487,764

EXPENSES

Management fee                                                                   $ 1,307,251

Transfer agent fees                                                               1,771,354

Accounting and security lending fees                                              224,725

Non-interested trustees' compensation                                             1,089

Custodian fees and expenses                                                       25,708

Registration fees                                                                 30,031

Audit                                                                             27,142

Legal                                                                             6,792

Miscellaneous                                                                     8,595

 Total expenses before reductions                                                 3,402,687

 Expense reductions                                                               (98,944       3,303,743
                                                                                 )

NET INVESTMENT INCOME (LOSS)                                                                    (1,815,979
                                                                                               )

REALIZED AND UNREALIZED GAIN (LOSS)                                                             39,056,721
Net realized gain (loss) on investment securities

Change in net unrealized appreciation (depreciation) on investment securities                   (20,650,234
                                                                                               )

NET GAIN (LOSS)                                                                                 18,406,487

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                $ 16,590,508

OTHER INFORMATION                                                                              $ 567,463
Sales charges paid to FDC

 Deferred sales charges withheld                                                               $ 6,016
 by FDC

 Exchange fees withheld by FSC                                                                 $ 109,463

 Expense reductions                                                                            $ 92,830
 Directed brokerage arrangement

  Custodian interest credits                                                                    2,514

  Transfer agent interest credits                                                               3,600

                                                                                               $ 98,944


STATEMENT OF CHANGES IN NET ASSETS
INCREASE         YEAR ENDED     YEAR ENDED
(DECREASE) IN    FEBRUARY 28,   FEBRUARY 29,
NET ASSETS       1997           1996

Operations          $ (1,815,979    $ (256,812
Net                 )               )
investment
income (loss)

 Net realized        39,056,721      39,973,448
gain (loss)

 Change in           (20,650,234     14,596,764
net                 )
unrealized
appreciation
(depreciation
)

 NET INCREASE        16,590,508      54,313,400
(DECREASE)
IN NET
ASSETS
RESULTING
FROM
OPERATIONS

Distributions to     (25,354,918     (13,085,061
shareholders        )               )
from net
realized
gains

Share                213,043,160     327,500,676
transactions
Net proceeds
from sales of
shares

 Reinvestmen         24,874,771      12,820,140
t of
distributions

 Cost of             (332,613,257    (385,938,068
shares              )               )
redeemed

 Paid in             355,703         307,864
capital
portion of
redemption
fees

 NET INCREASE        (94,339,623     (45,309,388
(DECREASE)          )               )
IN NET
ASSETS
RESULTING
FROM SHARE
TRANSACTIO
NS

  TOTAL              (103,104,033    (4,081,049
INCREASE            )               )
(DECREASE)
IN NET ASSETS


NET ASSETS

 Beginning of        295,488,799     299,569,848
period

 End of period      $ 192,384,766   $ 295,488,799

OTHER
INFORMATION
Shares

 Sold                7,704,445       12,483,087

 Issued in           921,317         484,557
reinvestment
of
distributions

 Redeemed            (12,015,996     (15,700,950
                    )               )

 Net increase        (3,390,234)     (2,733,306)
(decrease)


SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

             YEAR ENDED     YEAR ENDED     YEARS ENDED FEBRUARY 28,          TEN MONTHS
             FEBRUARY 28,   FEBRUARY 29,                                     ENDED
                                                                             FEBRUARY 28,

SELECTED     1997           1996           1995                       1994   1993
PER-SHARE
DATA D


Net asset        $ 29.00     $ 23.18     $ 20.28     $ 14.46     $ 19.64
value,
beginning of
period

Income from
Investment
Operations

 Net              (.23)       (.03)       .06         (.10)       (.13)
investment
income (loss)

 Net realized     2.92        7.72        3.74        5.84        (3.56)
and
unrealized
gain (loss)

 Total from       2.69        7.69        3.80        5.74        (3.69)
investment
operations

Less
Distributions

 From net         -           -           (.06)       -           -
investment
income

 From net         (3.45)      (1.91)      (.89)       -           (1.55)
realized gain

 Total            (3.45)      (1.91)      (.95)       -           (1.55)
distributions

Redemption        .05         .04         .05         .08         .06
fees added to
paid in
capital

Net asset        $ 28.29     $ 29.00     $ 23.18     $ 20.28     $ 14.46
value, end of
period

TOTAL             10.50%      34.15%      19.63%      40.25%      (19.63)%
RETURN B, C

RATIOS AND
SUPPLEMENT
AL DATA

Net assets,      $ 192,385   $ 295,489   $ 299,570   $ 188,553   $ 71,809
end of period
(000 omitted)

Ratio of          1.57%       1.65%       1.48%       1.82%       1.77% A
expenses to
average net
assets

Ratio of          1.53% E     1.62% E     1.45% E     1.79% E     1.77% A
expenses to
average net
assets after
expense
reductions

Ratio of net      (.84)%      (.13)%      .29%        (.57)%      (.89)%
investment                                                       A
income (loss)
to average
net assets

Portfolio         78%         132%        123%        164%        155% A
turnover rate

Average          $ .0434
commission
rate F


A ANNUALIZED. B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT
BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 8 OF NOTES TO FINANCIAL
STATEMENTS). C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR
PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. D NET INVESTMENT INCOME (LOSS)
PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE
PERIOD. E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES
WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 8 OF NOTES TO
FINANCIAL STATEMENTS). F FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A
FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY
TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO
PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS
WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.


AMERICAN GOLD PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value), but does not include certain fees paid by shareholders upon exchange or redemption.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED                   PAST 1   PAST 5    PAST 10
FEBRUARY 28, 1997               YEAR     YEARS     YEARS

AMERICAN GOLD                   6.10%    113.06%   94.06%

AMERICAN GOLD                   2.91%    106.67%   88.24%
(INCL. 3% SALES CHARGE)

S&P 500                         26.16%   118.75%   276.74%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one, five, or 10 years. You can compare the fund's returns to the performance of the S&P 500 - a widely recognized, unmanaged index of common stocks. This benchmark reflects reinvestment of dividends and capital gains, if any, and excludes the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED             PAST 1   PAST 5   PAST 10
FEBRUARY 28, 1997         YEAR     YEARS    YEARS

AMERICAN GOLD             6.10%    16.33%   6.85%

AMERICAN GOLD             2.91%    15.63%   6.53%
(INCL. 3% SALES CHARGE)

S&P 500                   26.16%   16.94%   14.16%

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

UNDERSTANDING PERFORMANCE
How a fund did yesterday is no guarantee of
how it will do tomorrow. The stock market, for
example, has a history of growth in the long run
and volatility in the short run. Unlike the broader
market, however, some sectors may not have
a history of growth in the long run. And, as
with all stock funds, the share price and
return of a fund that invests in a sector will
vary. That means if you sell your shares
during a sector downturn, you might lose
money. But if you can identify a sector that is
about to experience rapid growth you may
have the potential for above-average gains.
(checkmark)
$10,000 OVER 10 YEARS
 1987/02/28       9700.00                    10000.00
  1987/03/31      11286.57                    10289.00
  1987/04/30      11989.56                    10197.43
  1987/05/31      11351.06                    10286.15
  1987/06/30      10996.34                    10805.60
  1987/07/31      13124.67                    11353.44
  1987/08/31      12905.39                    11776.92
  1987/09/30      13453.59                    11519.01
  1987/10/31       9525.86                     9037.81
  1987/11/30      11047.94                     8293.10
  1987/12/31      10720.06                     8924.20
  1988/01/31       9110.09                     9299.91
  1988/02/29       9352.24                     9733.29
  1988/03/31      10288.12                     9432.53
  1988/04/30      10353.56                     9537.23
  1988/05/31      10288.12                     9620.20
  1988/06/30      10491.00                    10061.77
  1988/07/31      10464.82                    10023.54
  1988/08/31       9849.63                     9682.74
  1988/09/30       9424.23                    10095.22
  1988/10/31       9522.40                    10375.87
  1988/11/30       9653.29                    10227.49
  1988/12/31       9384.96                    10406.47
  1989/01/31       9725.28                    11168.23
  1989/02/28      10235.76                    10890.14
  1989/03/31       9875.81                    11143.88
  1989/04/30       9398.05                    11722.25
  1989/05/31       9057.73                    12197.00
  1989/06/30       9568.21                    12127.48
  1989/07/31       9666.38                    13222.59
  1989/08/31      10157.23                    13481.75
  1989/09/30      10216.13                    13426.47
  1989/10/31      10320.84                    13114.98
  1989/11/30      11636.31                    13382.52
  1989/12/31      11453.06                    13703.71
  1990/01/31      11956.99                    12784.19
  1990/02/28      11623.22                    12949.10
  1990/03/31      11171.64                    13292.25
  1990/04/30       9960.89                    12959.95
  1990/05/31      10837.87                    14223.54
  1990/06/30      10144.14                    14126.82
  1990/07/31      10850.95                    14081.62
  1990/08/31      10654.62                    12808.64
  1990/09/30      10648.07                    12184.86
  1990/10/31       8900.66                    12132.46
  1990/11/30       8789.40                    12916.22
  1990/12/31       9483.13                    13276.58
  1991/01/31       8167.67                    13855.44
  1991/02/28       8907.21                    14846.11
  1991/03/31       8874.48                    15205.38
  1991/04/30       8560.34                    15241.87
  1991/05/31       8854.85                    15900.32
  1991/06/30       9450.41                    15172.09
  1991/07/31       9345.70                    15879.11
  1991/08/31       8586.52                    16255.44
  1991/09/30       8442.54                    15983.98
  1991/10/31       9090.46                    16198.16
  1991/11/30       9070.82                    15545.38
  1991/12/31       8900.66                    17323.77
  1992/01/31       9116.63                    17001.55
  1992/02/29       8835.22                    17222.57
  1992/03/31       8233.11                    16886.73
  1992/04/30       7814.26                    17383.20
  1992/05/31       8370.55                    17468.37
  1992/06/30       8913.75                    17208.09
  1992/07/31       9476.59                    17911.90
  1992/08/31       9299.88                    17544.71
  1992/09/30       9247.53                    17751.74
  1992/10/31       8972.65                    17813.87
  1992/11/30       8213.48                    18421.32
  1992/12/31       8625.79                    18647.90
  1993/01/31       8462.17                    18804.55
  1993/02/28       9260.62                    19060.29
  1993/03/31      10301.21                    19462.46
  1993/04/30      11603.58                    18991.47
  1993/05/31      12892.87                    19500.44
  1993/06/30      13645.50                    19556.99
  1993/07/31      14731.91                    19478.76
  1993/08/31      13959.64                    20217.01
  1993/09/30      12480.56                    20061.34
  1993/10/31      14345.77                    20476.61
  1993/11/30      14358.86                    20282.08
  1993/12/31      15412.54                    20527.49
  1994/01/31      15419.09                    21225.43
  1994/02/28      14830.07                    20650.22
  1994/03/31      15190.03                    19749.87
  1994/04/30      13907.28                    20002.67
  1994/05/31      14509.39                    20330.71
  1994/06/30      13796.03                    19832.61
  1994/07/31      13593.14                    20483.12
  1994/08/31      14234.52                    21322.93
  1994/09/30      15477.99                    20800.52
  1994/10/31      14358.86                    21268.53
  1994/11/30      12657.27                    20493.93
  1994/12/31      13030.31                    20797.85
  1995/01/31      11669.03                    21337.14
  1995/02/28      12068.25                    22168.65
  1995/03/31      13920.37                    22822.85
  1995/04/30      13868.02                    23494.98
  1995/05/31      14155.98                    24434.07
  1995/06/30      14352.32                    25001.68
  1995/07/31      14738.45                    25830.73
  1995/08/31      14771.17                    25895.57
  1995/09/30      14764.63                    26988.36
  1995/10/31      12984.50                    26892.01
  1995/11/30      14188.70                    28072.57
  1995/12/31      14489.75                    28613.25
  1996/01/31      17061.78                    29587.24
  1996/02/29      17742.42                    29861.52
  1996/03/31      18167.82                    30149.08
  1996/04/30      18599.77                    30593.48
  1996/05/31      20628.59                    31382.49
  1996/06/30      17716.24                    31502.05
  1996/07/31      17389.01                    30110.29
  1996/08/31      19162.60                    30745.32
  1996/09/30      18809.19                    32475.67
  1996/10/31      18292.17                    33371.34
  1996/11/30      17506.82                    35893.88
  1996/12/31      17376.18                    35182.83
  1997/01/31      16635.49                    37381.05
  1997/02/28      18824.19                    37674.12
Let's say hypothetically that $10,000 was invested in Fidelity Select American Gold Portfolio on February 28, 1987, and the current maximum 3% sales charge was paid. As the chart shows, by February 28, 1997, the value of the investment would have grown to $18,824 - an 88.24% increase on the initial investment. For comparison, look at how the S&P 500 did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $37,674 - a 276.74% increase. INVESTMENT SUMMARY
TOP TEN STOCKS AS OF FEBRUARY 28, 1997
                                               % OF FUND'S
                                               INVESTMENTS

Getchell Gold Corp.                            10.0

Euro-Nevada Mining Ltd.                        9.1

Barrick Gold Corp.                             8.2

Newmont Mining Corp.                           6.9

Franco-Nevada Mining Corp.                     5.9

Newmont Gold Co.                               4.5

Greenstone Resources Ltd.                      3.6

Agnico Eagle Mines Ltd.                        2.8

Freeport McMoRan Copper & Gold, Inc. Class A   2.6

Stillwater Mining Co.                          2.5

TOP INDUSTRIES AS OF FEBRUARY 28, 1997
Gold Ores 85.4%
Copper Ores 3.4%
Investment Managers 1.5%
Silver Ores 0.8%
Gold & Silver Ores 0.7%
All Others 8.2% *
Row: 1, Col: 1, Value: 8.199999999999999
Row: 1, Col: 2, Value: 0.7000000000000001
Row: 1, Col: 3, Value: 0.8
Row: 1, Col: 4, Value: 1.5
Row: 1, Col: 5, Value: 3.4
Row: 1, Col: 6, Value: 85.40000000000001
* INCLUDES SHORT-TERM INVESTMENTS
% OF FUND'S INVESTMENTS
AMERICAN GOLD PORTFOLIO
FUND TALK: THE MANAGERS' OVERVIEW



NOTE TO SHAREHOLDERS: Effective February 14, 1997, George Domolky (right) became Portfolio Manager of Fidelity Select American Gold Portfolio. The following is an interview with Lawrence Rakers, who managed the fund during most of the period covered by this report, and George Domolky, who discusses his outlook.
Q. LARRY, HOW DID THE FUND PERFORM?
L.R. It did well given the investment climate in 1996. In the face of sharply falling gold prices, the fund actually gained 6.10% over the 12-month period ending February 28, 1997, compared to a gain of 26.16% for the Standard & Poor's 500 Index over the same period.
Q. HOW WERE YOU ABLE TO POST A GAIN IN SUCH A CHALLENGING ENVIRONMENT?
L.R. The fund's emphasis on low-cost producers that are increasing production and reserves stood us in good stead during the period. We try to stay away from high-cost, no-growth companies precisely because they are so sensitive to the price of gold. When the price of gold goes up, those companies do extremely well because they can mine their high-cost facilities at a profit. But when gold goes down, they get hurt badly. In contrast, when a company actively engaged in exploration finds a new lode of ore, the stock price may go up even when the price of gold drops. That's what happened with some of our better performers last year. Our shareholders should realize, though, that some of our stocks performed extraordinarily well in 1996. Achieving a positive return for the fund when gold drops as it did over the past period is extremely difficult.
Q. WHAT WERE SOME OF THE FUND'S PROFITABLE HOLDINGS?
L.R. Our best holdings were great examples of the high-growth strategy I mentioned before. Getchell Gold was spun off of a chemical company and installed a new management team that includes experienced mining people, while also substantially increasing its exploration budget. Euro-Nevada and Franco-Nevada are sister companies that derive a lot of their revenue from royalties on other companies' properties. They also recently discovered the Midas Property, a potentially very large find in Nevada. Greenstone Resources added low-cost capacity in Nicaragua, Panama and Honduras. And Golden Star benefited from improvements in its diverse portfolio of exploration properties.
Q. WHAT HOLDINGS DETRACTED FROM THE FUND'S PERFORMANCE?
L.R. We had high hopes for Stillwater Mining, but increases in its reserves couldn't overcome falling platinum and palladium prices. TVI Pacific was an exploration play in the Philippines. Unfortunately, the political situation in the Philippines has deteriorated in the last year, making investors hesitant to keep their money there. The company also disappointed investors with a lack of significant exploration news. TVI is a good example of the rule that foreign investments have more risk than U.S. investments.
Q. TURNING TO YOU, GEORGE, WHAT'S YOUR OUTLOOK FOR THE FUND?
G.D. The charter of this fund requires it to focus on gold companies based on the American continents and/or registered in the U.S. or Canada. The advantage of such a policy is that the fund can concentrate its holdings in the United States and Canada, which are both very stable politically and socially, and contain many fertile areas for gold mining. In particular, Nevada is the third largest gold-producing area in the world. I feel comfortable with this asset allocation because I like the prospects for Nevada, and for the U.S. and Canada generally. I expect the recent trend of increasing demand for gold jewelry from such areas as the Far East, the Gulf countries, China and India to continue. The positive picture for gold is somewhat clouded by central bank selling and producer forward selling. However, I will try to minimize our reliance on gold price increases by seeking out companies actively engaged in exploration and the discovery of new reserves, which will put more ounces of gold on the books.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND FACTS
START DATE: December 16, 1985
FUND NUMBER: 041
TRADING SYMBOL: FSAGX
SIZE: as of February 28, 1997, more than
$428 million
MANAGER: George Domolky, since February 1997;
manager, Fidelity Select Precious Metals and
Minerals Portfolio, since February 1997; Fidelity
Canada Fund, 1987-1996; Fidelity Select Food and
Agriculture Portfolio, 1985-1987; joined Fidelity in
1981
(checkmark)
AMERICAN GOLD PORTFOLIO
INVESTMENTS FEBRUARY 28, 1997

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 92.7%
 SHARES VALUE (NOTE 1)
CANADA - 55.5%
HOLDING COMPANIES - 0.1%
HOLDING COMPANY OFFICES - 0.1%
Bolivar Goldfields Ltd. (a)  546,700 $ 339,652
METALS & MINING - 1.0%
METAL MINING - 0.5%
Morgain Minerals, Inc. (a)  295,000  862,479
Southernera Resources Ltd. (a)  248,900  1,564,551
  2,427,030
METAL MINING SERVICES - 0.1%
Pentland Firth Ventures Ltd. (a)  447,300  441,366
MISCELLANEOUS NONMETAL MINERALS - 0.4%
DIA Metropolitan Minerals Ltd. (a):
 Class A   27,450  413,310
 Class B   81,500  1,370,098
  1,783,408
TOTAL METALS & MINING   4,651,804
OIL & GAS - 0.5%
OIL & GAS EXPLORATION - 0.5%
Southwestern Gold Corp. (a)  192,500  2,251,215
PRECIOUS METALS - 53.9%
GOLD & SILVER ORES - 0.7%
Mentor Exploration & Development
 Co. Ltd. (a)(f)  188,000  1,758,871
Minorca Resources Ltd. (a)  261,100  1,135,508
  2,894,379
GOLD ORES - 52.5%
Aber Resources Ltd. (a)  39,900  772,832
Agnico Eagle Mines Ltd.   866,900  12,387,454
Argosy Mining Corp. (a)  25,000  28,506
Argosy Mining Corp. (warrants) (a)(d)  187,500  -
Argosy Mining Corp. (a)(d)  375,000  427,586
Barrick Gold Corp.   1,265,700  35,802,061
Bema Gold Corp.   43,500  362,460
Brazilian Resources, Inc. (a)  750,000  208,310
Bre-X Minerals Ltd. (a)  746,800  10,698,593
Bresea Resources Ltd. (a)  508,300  3,845,269
Bro-X Minerals Ltd.   190,680  327,521
Cambior, Inc.   607,800  9,729,065
Canaarc Resources Corp. (a)  530,000  770,895
Canaarc Resources Corp.
 (warrants) (a)  125,000  -
Cathedral Gold Corp. (a)  201,000  267,384
Crown Resources Corp. (a)  214,600  1,475,375
Crystallex International Corp. (a)  561,500  1,703,194
Eldorado Gold Corp. (a)  211,100  1,465,812
Euro-Nevada Mining Ltd.   1,215,400  39,798,209
First Dynasty Mines Ltd. (a)  120,000  394,694
Franco-Nevada Mining Corp.   548,100  25,799,540
Golden Knight Resources, Inc. (a)  576,300  2,106,129
Golden Queen Mining Co. Ltd. (a)  120,800  326,689
Golden Star Resources Ltd. (a)  730,100  10,405,986
Greenstone Resources Ltd. (a)  1,303,300  15,860,794
Iamgold International African Mining
 Gold Corp. (a)  100,000  453,167
Indochina Goldfields Ltd. (a)  175,500  2,417,991
Indochina Goldfields Ltd. (a)(d)  33,900  467,065
Indochina Goldfields Ltd.
 (special warrants)  100,000  1,329,551

 SHARES VALUE (NOTE 1)
International Pursuit Corp. (a)  300,000 $ 1,030,589
International Pursuit Corp. (warrants) (a)  150,000  -
Java Gold Corp. (a)  108,000  78,940
Kinross Gold Corp. (a)  1,078,100  7,682,984
Meridian Gold, Inc.   50,000  230,238
Meridian Gold, Inc.
 Installment Receipt (e)  2,538,000  7,049,227
Metallica Resources, Inc. (a)  489,500  1,735,245
Mountain Province Mining, Inc. (a)  565,800  1,819,625
Nelson Gold Ltd. (a)  525,000  441,289
Nevsun Resources Ltd. (a)  562,000  3,491,576
Oliver Gold Corp. (a)  273,800  606,376
Oliver Gold Corp. (warrants)(a)  50,000  21,927
Oliver Gold Corp. (d)  100,000  221,467
Orvana Minerals Corp. (a)  959,200  5,959,288
Prime Resources Group, Inc.   251,200  2,267,529
Queenston Mining, Inc. (a)  204,000  341,454
Rayrock Yellowknife Resources Inc. (a)  183,800  792,618
Repadre Capital Corp. (a)  21,900  141,662
Repadre Capital Corp. (a)(d)  255,000  1,649,490
Samax Gold, Inc. (a)(d)  240,000  1,078,829
Silver Standard Resources, Inc. (a)  157,700  847,199
Sudbury Contact Mines Ltd. (a)(f)  603,600  3,970,617
TVI Pacific, Inc. (a)  3,153,000  2,903,761
TVI Pacific, Inc. (a)(d)  96,000  88,411
TVX Gold, Inc.   250,000  2,220,151
Valerie Gold Resources Ltd. (a)(d)  50,000  237,547
Valerie Gold Resources Ltd.
 (warrants) (a)(d)  25,000  -
Vista Gold Corp. (a)  1,335,600  1,561,934
War Eagle Mining, Inc. (a)  493,900  721,997
William Resources, Inc. (a)  950,000  1,041,552
William Resources, Inc. (a)(d)  442,000  484,596
  230,350,250
SILVER ORES - 0.7%
Pan American Silver Corp. (a)  182,700  1,602,456
Pan American Silver Corp. (warrants) (a)  87,500  -
Pan American Silver Corp. (d)  175,000  1,534,920
  3,137,376
TOTAL PRECIOUS METALS   236,382,005
TOTAL CANADA   243,624,676
FRANCE - 0.5%
PRECIOUS METALS - 0.5%
GOLD ORES - 0.5%
Guyanor Resources SA Class B (a)  493,440  2,434,470
GHANA - 1.6%
PRECIOUS METALS - 1.6%
GOLD ORES - 1.6%
Ashanti Goldfields Co. Ltd. GDR  452,452  6,843,337
PERU - 3.1%
PRECIOUS METALS - 3.1%
GOLD ORES - 3.0%
Compania de Minas Buenaventura SA:
 Class A  278,182  2,260,787
 Class B  92,846  890,381
 Class T  1,208,703  10,051,584
  13,202,752
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
PERU - CONTINUED
PRECIOUS METALS - CONTINUED
SILVER ORES - 0.1%
Compania de Minas Buenaventura SA
 Class B sponsored ADR  27,000 $ 526,500
TOTAL PERU   13,729,252
UNITED STATES OF AMERICA - 32.0%
METALS & MINING - 3.4%
COPPER ORES - 3.4%
Freeport McMoRan Copper & Gold, Inc.:
 Class A  350,000  11,418,751
 Class B  100,000  3,400,000
  14,818,751
PRECIOUS METALS - 27.1%
GOLD ORES - 27.1%
Canyon Resources Corp. (a)  519,834  1,786,929
Getchell Gold Corp. (a)  849,948  43,772,322
Newmont Gold Co.   402,000  19,597,500
Newmont Mining Corp.   634,190  30,124,025
Santa Fe Pacific Gold Corp.   325,000  6,093,750
Stillwater Mining Co. (a)  292,300  6,850,781
Stillwater Mining Co. (a)(d)  460,600  10,795,313
  119,020,620
SECURITIES INDUSTRY - 1.5%
INVESTMENT MANAGERS - 1.5%
Pioneer Group, Inc.   272,600  6,372,025
TOTAL UNITED STATES OF AMERICA   140,211,396
TOTAL COMMON STOCKS
 (Cost $317,329,988)   406,843,131
CONVERTIBLE BONDS - 0.7%
  PRINCIPAL
  AMOUNT
CANADA - 0.7%
PRECIOUS METALS - 0.7%
GOLD ORES - 0.7%
Pegasus Gold, Inc. euro 6 1/4%,
 4/30/02 (d)  $ 1,360,000  1,203,600
William Resources, Inc. 9.66%,
 1/23/02 (c)   2,250,000  1,825,458
TOTAL CONVERTIBLE BONDS
 (Cost $3,250,931)   3,029,058
CASH EQUIVALENTS - 6.6%
 SHARES
Taxable Central Cash Fund (b)
 (Cost $28,857,834)   28,857,834  28,857,834
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $349,438,753)  $ 438,730,023
CURRENCY ABBREVIATIONS
CAD - Canadian dollar
LEGEND
1. Non-income producing
2. At period end, the seven-day yield on the Taxable Central Cash Fund was 5.31%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
3. Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date.
4. Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $18,188,824 or 4.2% of net assets.
5. Purchased on an installment basis. Market value reflects only those payments made through February 28, 1997. The remaining installment aggregating CAD 6,345,000 is due July 31, 1997.
6. A company in which the fund has ownership of at least 5% of the voting securities is an affiliated company. Transactions during the period with companies that are or were affiliates are as follows:
 PURCHASES SALES DIVIDEND VALUE
AFFILIATE COST COST INCOME
Da Capo Resources Ltd.  $ 6,520 $ - $ - $ -
Mentor Exploration & Development
 Co. Ltd.   -  -  -  1,758,871
Silver Standard Resources, Inc.   -  -  -  -
Southernera Resources Ltd.   -  -  -  -
Sudbury Contact Mines Ltd.   11,343  9,334  -  3,970,617
Winspear Resources Ltd.   71,799  -  -  -
Totals  $ 89,662 $ 9,334 $ - $ 5,729,488
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $251,273,781 and $276,071,243, respectively (see Note 3 of Notes to Financial Statements).
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $82,611 for the period (see
Note 4 of Notes to Financial Statements).
At the period end, the value of securities loaned and the value of collateral amounted to $3,567,111 and $3,805,000, respectively (see Note 6 of Notes to Financial Statements).
The fund participated in the bank borrowing program. The maximum loan and average daily balance during the period for which the loan was outstanding amounted to $9,652,000. The weighted average interest rate was 5.7% (see
Note 7 of Notes to Financial Statements).
INCOME TAX INFORMATION
At February 28, 1997, the aggregate cost of investment securities for income tax purposes was $350,158,713. Net unrealized appreciation aggregated $88,571,310, of which $112,390,352 related to appreciated investment securities and $23,819,042 related to depreciated investment securities.
The fund hereby designates approximately $717,000 as a capital gain dividend for the purpose of the dividend paid deduction.
AMERICAN GOLD PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
 FEBRUARY 28, 1997



ASSETS


Investment in securities, at value (cost $349,438,753) - See accompanying schedule                                    $ 438,730,023


Receivable for investments sold                                                                                        9,944,814


Receivable for fund shares sold                                                                                        13,376,785


Dividends receivable                                                                                                   90,035


Interest receivable                                                                                                    135,875


Redemption fees receivable                                                                                             42,094


Other receivables                                                                                                      3,500


 TOTAL ASSETS                                                                                                          462,323,126


LIABILITIES


Payable for investments purchased                                                                      $ 21,795,209


Payable for fund shares redeemed                                                                        8,174,011


Accrued management fee                                                                                  176,648


Other payables and accrued expenses                                                                     269,283


Collateral on securities loaned,                                                                        3,805,000

at value


 TOTAL LIABILITIES                                                                                                     34,220,151


NET ASSETS                                                                                                            $ 428,102,975


Net Assets consist of:


Paid in capital                                                                                                       $ 325,028,542


Accumulated net investment (loss)                                                                                      (3,491,165

                                                                                                                      )


Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions                    17,274,621


Net unrealized appreciation (depreciation) on investments                                                              89,290,977

and assets and liabilities in

foreign currencies


NET ASSETS, for 15,177,663                                                                                            $ 428,102,975

shares outstanding


NET ASSET VALUE and redemption price per share ($428,102,975 (divided by) 15,177,663 shares)                           $28.21


Maximum offering price per share (100/97.00 of $28.21)                                                                 $29.08



STATEMENT OF OPERATIONS
 YEAR ENDED FEBRUARY 28, 1997


INVESTMENT INCOME                                                                 $ 2,058,827
Dividends

Interest (including income on securities loaned of $25,324)                        1,352,691

 TOTAL INCOME                                                                      3,411,518

EXPENSES

Management fee                                                     $ 2,501,556

Transfer agent fees                                                 2,756,985

Accounting and security lending fees                                419,475

Non-interested trustees' compensation                               1,764

Custodian fees and expenses                                         96,582

Registration fees                                                   103,545

Audit                                                               33,832

Legal                                                               2,744

Interest                                                            1,525

Reports to shareholders                                             35,727

Miscellaneous                                                       3,670

 Total expenses before reductions                                   5,957,405

 Expense reductions                                                 (84,046        5,873,359
                                                                   )

NET INVESTMENT INCOME (LOSS)                                                       (2,461,841
                                                                                  )

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities (including                                   35,931,097
 realized gain (loss) of $10,989
 and $(546,651) on sales of
 investments in affiliated issuers
 and precious metals, respectively)

 Foreign currency transactions                                      (6,030         35,925,067
                                                                   )

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                              (16,651,985
                                                                   )

 Assets and liabilities in                                          (293           (16,652,278
 foreign currencies                                                )              )

NET GAIN (LOSS)                                                                    19,272,789

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                   $ 16,810,948

OTHER INFORMATION                                                                 $ 1,162,696
Sales charges paid to FDC

 Deferred sales charges withheld                                                  $ 43,678
 by FDC

 Exchange fees withheld by FSC                                                    $ 214,508

 Expense reductions                                                               $ 80,704
 Directed brokerage arrangements

  Custodian interest credits                                                       1,812

  Transfer agent interest credits                                                  1,530

                                                                                  $ 84,046


STATEMENT OF CHANGES IN NET ASSETS
INCREASE         YEAR ENDED     YEAR ENDED
(DECREASE) IN    FEBRUARY 28,   FEBRUARY 29,
NET ASSETS       1997           1996

Operations          $ (2,461,841    $ (952,464
Net                 )               )
investment
income (loss)

 Net realized        35,925,067      25,985,654
gain (loss)

 Change in           (16,652,278     105,571,674
net                 )
unrealized
appreciation
(depreciation
)

 NET INCREASE        16,810,948      130,604,864
(DECREASE)
IN NET
ASSETS
RESULTING
FROM
OPERATIONS

Distributions to     (6,827,284      -
shareholders        )
from net
realized
gains

Share                757,145,884     656,288,557
transactions
Net proceeds
from sales of
shares

 Reinvestmen         6,693,065       -
t of
distributions

 Cost of             (799,571,083    (615,297,920
shares              )               )
redeemed

 Paid in             2,358,350       1,700,313
capital
portion of
redemption
fees

 NET INCREASE        (33,373,784     42,690,950
(DECREASE)          )
IN NET
ASSETS
RESULTING
FROM SHARE
TRANSACTIO
NS

  TOTAL              (23,390,120     173,295,814
INCREASE            )
(DECREASE)
IN NET ASSETS


NET ASSETS

 Beginning of        451,493,095     278,197,281
period

 End of period      $ 428,102,975   $ 451,493,095
(including
accumulate
d net
investment
loss of
$3,491,165
and
$458,668,
respectivel
y)

OTHER
INFORMATION
Shares

 Sold                27,099,046      28,496,378

 Issued in           262,370         -
reinvestment
of
distributions

 Redeemed            (28,839,831     (26,927,012
                    )               )

 Net increase        (1,478,415)     1,569,366
(decrease)


SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

             YEAR ENDED     YEAR ENDED     YEARS ENDED FEBRUARY 28,          TEN MONTHS
             FEBRUARY 28,   FEBRUARY 29,                                     ENDED
                                                                             FEBRUARY 28,

SELECTED     1997           1996           1995                       1994   1993
PER-SHARE
DATA D


Net asset        $ 27.11     $ 18.44     $ 22.66     $ 14.15     $ 11.94
value,
beginning of
period

Income from
Investment
Operations

 Net              (.16)       (.06)       (.05)       (.11)       (.05)
investment
income (loss)

 Net realized     1.60        8.62        (4.25)      8.44        2.16
and
unrealized
gain (loss)

 Total from       1.44        8.56        (4.30)      8.33        2.11
investment
operations



Less
Distributions

 From net         (.50)       -           -           -           -
realized gain

Redemption        .16         .11         .08         .18         .10
fees added to
paid in
capital

Net asset        $ 28.21     $ 27.11     $ 18.44     $ 22.66     $ 14.15
value, end of
period

TOTAL             6.10%       47.02%      (18.62)%    60.14%      18.51%
RETURN B, C

RATIOS AND
SUPPLEMENT
AL DATA

Net assets,      $ 428,103   $ 451,493   $ 278,197   $ 347,406   $ 168,033
end of period
(000 omitted)

Ratio of          1.44%       1.39%       1.41%       1.50%       1.59% A
expenses to
average net
assets

Ratio of          1.42% E     1.39%       1.41%       1.49% E     1.59% A
expenses to
average net
assets after
expense
reductions

Ratio of net      (.59)%      (.27)%      (.22)%      (.51)%      (.44)%
investment                                                       A
income (loss)
to average
net assets

Portfolio         63%         56%         34%         39%         30% A
turnover rate

Average          $ .0270
commission
rate F


A ANNUALIZED B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT
BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 8 OF NOTES TO FINANCIAL
STATEMENTS). C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR
PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. D NET INVESTMENT INCOME (LOSS)
PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE
PERIOD. E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES
WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 8 OF NOTES TO
FINANCIAL STATEMENTS). F FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A
FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES
ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND
FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE
TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.


ENERGY PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value), but does not include certain fees paid by shareholders upon exchange or redemption.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED                   PAST 1   PAST 5    PAST 10
FEBRUARY 28, 1997               YEAR     YEARS     YEARS

ENERGY                          20.35%   81.91%    137.59%

ENERGY                          16.74%   76.46%    130.46%
(INCL. 3% SALES CHARGE)

S&P 500                         26.16%   118.75%   276.74%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one, five or 10 years. You can compare the fund's returns to the performance of the S&P 500 - a widely recognized, unmanaged index of common stocks. This benchmark reflects reinvestment of dividends and capital gains, if any, and excludes the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED             PAST 1   PAST 5   PAST 10
FEBRUARY 28, 1997         YEAR     YEARS    YEARS

ENERGY                    20.35%   12.71%   9.04%

ENERGY                    16.74%   12.03%   8.71%
(INCL. 3% SALES CHARGE)

S&P 500                   26.16%   16.94%   14.16%

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

UNDERSTANDING PERFORMANCE
How a fund did yesterday is no guarantee of
how it will do tomorrow. The stock market, for
example, has a history of growth in the long run
and volatility in the short run. Unlike the broader
market, however, some sectors may not have
a history of growth in the long run. And, as
with all stock funds, the share price and
return of a fund that invests in a sector will
vary. That means if you sell your shares
during a sector downturn, you might lose
money. But if you can identify a sector that is
about to experience rapid growth you may
have the potential for above-average gains.
(checkmark)
$10,000 OVER 10 YEARS
  1987/02/28       9700.00                    10000.00
  1987/03/31      10505.85                    10289.00
  1987/04/30      10207.38                    10197.43
  1987/05/31      10565.54                    10286.15
  1987/06/30      10931.15                    10805.60
  1987/07/31      11498.23                    11353.44
  1987/08/31      11431.08                    11776.92
  1987/09/30      11184.85                    11519.01
  1987/10/31       8230.08                     9037.81
  1987/11/30       7886.85                     8293.10
  1987/12/31       8448.32                     8924.20
  1988/01/31       8762.92                     9299.91
  1988/02/29       9077.53                     9733.29
  1988/03/31       9722.09                     9432.53
  1988/04/30      10090.41                     9537.23
  1988/05/31       9722.09                     9620.20
  1988/06/30       9829.51                    10061.77
  1988/07/31       9890.90                    10023.54
  1988/08/31       9514.91                     9682.74
  1988/09/30       9407.48                    10095.22
  1988/10/31       9491.89                    10375.87
  1988/11/30       9514.91                    10227.49
  1988/12/31       9795.16                    10406.47
  1989/01/31      10535.31                    11168.23
  1989/02/28      10369.96                    10890.14
  1989/03/31      10968.37                    11143.88
  1989/04/30      11338.45                    11722.25
  1989/05/31      11472.31                    12197.00
  1989/06/30      11708.52                    12127.48
  1989/07/31      12196.71                    13222.59
  1989/08/31      12464.42                    13481.75
  1989/09/30      12661.27                    13426.47
  1989/10/31      12574.65                    13114.98
  1989/11/30      13047.09                    13382.52
  1989/12/31      13989.99                    13703.71
  1990/01/31      13365.36                    12784.19
  1990/02/28      13781.78                    12949.10
  1990/03/31      13789.79                    13292.25
  1990/04/30      13325.32                    12959.95
  1990/05/31      14134.13                    14223.54
  1990/06/30      13801.02                    14126.82
  1990/07/31      14741.03                    14081.62
  1990/08/31      15005.94                    12808.64
  1990/09/30      14963.21                    12184.86
  1990/10/31      14194.11                    12132.46
  1990/11/30      14040.29                    12916.22
  1990/12/31      13361.51                    13276.58
  1991/01/31      12496.06                    13855.44
  1991/02/28      13661.77                    14846.11
  1991/03/31      13476.31                    15205.38
  1991/04/30      13626.44                    15241.87
  1991/05/31      13705.92                    15900.32
  1991/06/30      13095.31                    15172.09
  1991/07/31      13767.77                    15879.11
  1991/08/31      14033.22                    16255.44
  1991/09/30      13891.65                    15983.98
  1991/10/31      14307.51                    16198.16
  1991/11/30      13245.73                    15545.38
  1991/12/31      13366.21                    17323.77
  1992/01/31      12650.96                    17001.55
  1992/02/29      12668.84                    17222.57
  1992/03/31      12302.28                    16886.73
  1992/04/30      13142.70                    17383.20
  1992/05/31      13768.54                    17468.37
  1992/06/30      13087.22                    17208.09
  1992/07/31      13436.81                    17911.90
  1992/08/31      13678.83                    17544.71
  1992/09/30      13759.50                    17751.74
  1992/10/31      13167.89                    17813.87
  1992/11/30      12863.12                    18421.32
  1992/12/31      13046.96                    18647.90
  1993/01/31      13538.95                    18804.55
  1993/02/28      14431.83                    19060.29
  1993/03/31      15169.82                    19462.46
  1993/04/30      15461.63                    18991.47
  1993/05/31      15926.57                    19500.44
  1993/06/30      16136.25                    19556.99
  1993/07/31      16017.74                    19478.76
  1993/08/31      17284.93                    20217.01
  1993/09/30      17184.65                    20061.34
  1993/10/31      16938.51                    20476.61
  1993/11/30      14887.29                    20282.08
  1993/12/31      15546.04                    20527.49
  1994/01/31      16378.69                    21225.43
  1994/02/28      15829.90                    20650.22
  1994/03/31      15063.48                    19749.87
  1994/04/30      16214.13                    20002.67
  1994/05/31      16385.71                    20330.71
  1994/06/30      16299.92                    19832.61
  1994/07/31      16547.75                    20483.12
  1994/08/31      16271.32                    21322.93
  1994/09/30      16147.40                    20800.52
  1994/10/31      17062.49                    21268.53
  1994/11/30      16013.95                    20493.93
  1994/12/31      15610.15                    20797.85
  1995/01/31      15236.38                    21337.14
  1995/02/28      15836.39                    22168.65
  1995/03/31      16701.98                    22822.85
  1995/04/30      17215.28                    23494.98
  1995/05/31      17659.48                    24434.07
  1995/06/30      17146.18                    25001.68
  1995/07/31      17550.90                    25830.73
  1995/08/31      17422.57                    25895.57
  1995/09/30      17432.45                    26988.36
  1995/10/31      16682.24                    26892.01
  1995/11/30      17639.74                    28072.57
  1995/12/31      18948.07                    28613.25
  1996/01/31      19240.82                    29587.24
  1996/02/29      19149.97                    29861.52
  1996/03/31      20432.02                    30149.08
  1996/04/30      21421.44                    30593.48
  1996/05/31      21642.82                    31382.49
  1996/06/30      22043.42                    31502.05
  1996/07/31      21052.47                    30110.29
  1996/08/31      21874.75                    30745.32
  1996/09/30      23034.37                    32475.67
  1996/10/31      23972.62                    33371.34
  1996/11/30      25300.91                    35893.88
  1996/12/31      25101.17                    35182.83
  1997/01/31      25674.36                    37381.05
  1997/02/28      23046.36                    37674.12
Let's say hypothetically that $10,000 was invested in Fidelity Select Energy Portfolio on February 28, 1987, and the current maximum 3% sales charge was paid. As the chart shows, by February 28, 1997, the value of the investment would have grown to $23,046 - a 130.46% increase on the initial investment. For comparison, look at how the S&P 500 did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $37,674 - a 276.74% increase. INVESTMENT SUMMARY
TOP TEN STOCKS AS OF FEBRUARY 28, 1997
                                  % OF FUND'S
                                  INVESTMENTS

Total SA sponsored ADR            5.9

British Petroleum PLC ADR         4.4

du Pont (E.I.) de Nemours & Co.   4.1

Unocal Corp.                      3.9

Royal Dutch Petroleum Co. ADR     3.7

Schlumberger Ltd.                 3.5

Transocean Offshore, Inc.         3.4

Halliburton Co.                   2.8

Diamond Offshore Drilling, Inc.   2.7

Burlington Resources, Inc.        2.5

TOP INDUSTRIES AS OF FEBRUARY 28, 1997
Crude Petroleum & Gas 34.7%
Oil & Gas Exploration 16.5%
Petroleum Refiners 16.1%
Oil & Gas Services 10.3%
Drilling 9.6%
All Others 12.8% *
Row: 1, Col: 1, Value: 13.9
Row: 1, Col: 2, Value: 3.5
Row: 1, Col: 3, Value: 9.4
Row: 1, Col: 4, Value: 12.3
Row: 1, Col: 5, Value: 22.9
Row: 1, Col: 6, Value: 38.0
* INCLUDES SHORT-TERM INVESTMENTS
% OF FUND'S INVESTMENTS
ENERGY PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW



NOTE TO SHAREHOLDERS: Lawrence Rakers became Portfolio Manager of Fidelity Select Energy Portfolio on January 7, 1997.
Q. HOW DID THE FUND PERFORM, LARRY?
A. We had a respectable year. For the 12 months that ended February 28, 1997, the fund was up 20.35%, compared to a rise of 26.16% in the Standard & Poor's 500 Index over the same period.
Q. WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE DURING THE PERIOD?
A. We benefited from favorable oil and gas prices - largely the result of the cold winter in 1995-96 and healthy economic growth. These two factors put upward pressure on oil prices at a time when inventories were at their lowest levels in several years. So when Iraq re-entered the oil market last fall, demand was robust enough to easily absorb the extra supply.
Q. WHAT ABOUT THE OTHER PRODUCERS? DO THEY HAVE A LOT OF EXCESS CAPACITY?
A. The overall operating rate for the world's oil and gas fields is about 96%. That means there is relatively little unused capacity in the world. If demand should increase sharply or supply be disrupted for any reason, as it was during the Gulf War, there's not a lot of supply to fill the gap. The most dominant player in the Arab world in terms of excess oil supply continues to be Saudi Arabia. With about 2,000,000 barrels a day of unused capacity, the Saudis have the ability to control prices under normal circumstances. Of course, lower oil prices hurt their revenues, so there's an incentive not to let prices drop too low.
Q. ARE THERE ANY OTHER FACTORS AFFECTING THIS MARKET?
A. Yes. Supply in the energy markets is also limited by the number of rigs that are available to drill oil and natural gas wells. Current capacity utilization of this equipment is running at around 80% to 95%, and there are virtually no new drill rigs under construction. This type of equipment tends to have a long manufacturing cycle, and presently the rental rate is low enough that building new ones is not economically justifiable. This means that there is no room for surprises on either the supply or the demand side that would suddenly necessitate a lot more drill rigs; they simply aren't available right now.
Q. THE SCENARIO YOU'RE PAINTING SOUNDS BULLISH. ASIDE FROM THE SAUDIS, WHO OR WHAT COULD RUIN IT?
A. Unusually warm winter weather or deterioration in the world economy could reduce demand.
Q. AGAINST THE BACKDROP YOU'VE DESCRIBED, WHAT WERE SOME OF YOUR STANDOUT PERFORMERS DURING THE PERIOD?
A. As you can imagine, energy service companies - the companies that assist exploration and production activities - did well last year. Some of our holdings in that area included Schlumberger, Halliburton and Transocean Offshore. And projections are that rental prices for drill rigs could increase substantially from current levels before it would make economic sense to build new ones. So we expect these types of stocks to continue to do well. In the category of high-growth oil producers, the fund's holdings in United Meridian Corp. and Vintage Petroleum did well for us. Total SA and British Petroleum both are implementing extensive cost-cutting measures and are expected to have robust earnings growth.
Q. WHAT WERE WEAK AREAS FOR THE FUND?
A. The disappointments were in refining and chemical production. As the price of oil rises, those kinds of companies tend to experience declining profit margins.
Q. WHAT'S YOUR OUTLOOK FOR THE REST OF THE CURRENT PERIOD, LARRY?
A. I expect demand for oil - and especially for drilling equipment - to remain strong. So my strategy going forward will be pretty much the same - to overweight the fund with energy service stocks while also looking for high-growth oil and natural gas producers. In addition, I expect that we'll continue to hold some integrated oil companies, such as Exxon and Atlantic Richfield, for their stable growth in earnings and cash flow. We will continue to look for investment opportunities both in U.S. stocks and, where we can justify the added risk, in selected foreign securities.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND FACTS
START DATE: July 14, 1981
FUND NUMBER: 060
TRADING SYMBOL: FSENX
SIZE: as of February 28, 1997, more than
$203 million
MANAGER: Larry Rakers, since January 1997;
manager, Fidelity Select Paper and Forest
Products Portfolio, since 1996; Fidelity Select
American Gold Portfolio, 1995-February 1997;
Fidelity Select Precious Metals and Minerals
Portfolio, 1996-February 1997; joined Fidelity in
1993
(checkmark)
ENERGY PORTFOLIO
INVESTMENTS FEBRUARY 28, 1997

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 94.2%
 SHARES VALUE (NOTE 1)
CHEMICALS & PLASTICS - 4.1%
CHEMICALS - 4.1%
du Pont (E.I.) de Nemours & Co.   78,000 $ 8,365,500
COAL - 0.3%
MAPCO, Inc.   20,000  635,000
CONSTRUCTION - 0.9%
HEAVY CONSTRUCTION - 0.9%
McDermott (J. Ray) SA  79,200  1,821,600
ENERGY SERVICES - 19.9%
DRILLING - 9.6%
Atwood Oceanics, Inc. (a)  10,000  525,000
Cliffs Drilling Co. (a)  19,200  890,400
Diamond Offshore Drilling, Inc. (a)  94,100  5,551,900
Falcon Drilling, Inc. (a)  80,300  2,720,163
Nabors Industries, Inc. (a)  90,000  1,383,750
Noble Drilling Corp. (a)  83,500  1,482,125
Transocean Offshore, Inc.   122,466  6,842,788
  19,396,126
OIL & GAS SERVICES - 10.3%
BJ Services Co. (a)  27,500  1,093,125
Eni Spa sponsored ADR  40,000  1,990,000
Energy Ventures, Inc. (a)  45,000  2,295,000
Halliburton Co.   86,900  5,615,913
Schlumberger Ltd.   69,500  6,993,438
Weatherford Enterra, Inc. (a)  15,000  450,000
Western Atlas, Inc. (a)  37,800  2,301,075
  20,738,551
TOTAL ENERGY SERVICES   40,134,677
GAS - 0.7%
GAS & OTHER SERVICES - 0.1%
Enron Global Power & Pipelines  10,000  287,500
GAS TRANSMISSION - 0.6%
Enron Corp.   27,900  1,112,513
TOTAL GAS   1,400,013
OIL & GAS - 68.3%
CRUDE PETROLEUM & GAS - 34.7%
Alberta Energy Co. Ltd.   25,000  525,344
Amber Energy, Inc. (a)  51,400  1,051,931
Amber Energy, Inc. (a)(c)  21,000  429,777
Anadarko Petroleum Corp.   31,700  1,783,125
Apache Corp.   4,015  129,986
Atlantic Richfield Co.   14,800  1,850,000
Barrett Resources Corp. (a)  22,100  726,538
Burlington Resources, Inc.   115,300  5,058,788
Canadian Natural Resources Ltd. (a)  25,000  595,695
Canada Occidental Petroleum Ltd.   50,000  844,206
Cavell Energy Corp. (a)  120,800  525,352
Chesapeake Energy Corp. (a)  126,200  2,618,650
Comstock Resources, Inc. (a)  100,000  900,000
Devon Energy Corp.   50,000  1,562,500
Enron Oil & Gas Co.   49,300  998,325
Flores & Rucks, Inc. (a)  80,700  3,631,500
Forcenergy Gas Exploration, Inc. (a)  110,000  2,860,000
Gulf Canada Corp. (a)  100,000  701,677
Noble Affiliates, Inc.   20,000  780,000

 SHARES VALUE (NOTE 1)
Occidental Petroleum Corp.   168,600 $ 4,299,300
Oryx Energy Co. (a)  110,000  2,200,000
Pogo Producing Co.   24,500  842,188
Renaissance Energy Ltd. (a)  92,208  2,611,600
Renaissance Energy Ltd. (a)(c)  10,300  291,726
Rio Alto Exploration Ltd. (a)  237,500  1,466,853
Saga Petroleum AS Class B  13,100  201,218
Santa Fe Energy Resources, Inc. (a)  369,000  4,750,875
Stone Energy Corp. (a)  35,000  770,000
Swift Energy Co. (a)  75,000  1,612,500
Total SA sponsored ADR  300,200  11,895,425
Tullow Oil PLC (a)  846,360  1,275,708
Ulster Petroleums Ltd. (a)  48,500  352,721
United Meridian Corp. (a)  160,500  4,835,063
Vastar Resources, Inc.   44,800  1,299,200
Vintage Petroleum, Inc.   125,700  3,786,713
  70,064,484
GENERAL PETROLEUM PRODUCTS - 1.0%
KCS Group, Inc.   55,000  1,980,000
OIL & GAS EXPLORATION - 16.5%
Abacan Resource Corp. (a)  200,000  1,837,500
Amerada Hess Corp.   66,600  3,554,775
Anderson Exploration Ltd. (a)  60,000  712,641
Chieftain International, Inc. (a)  108,700  2,196,802
Exxon Corp.   10,000  998,750
Kerr-McGee Corp.   62,700  3,926,588
Louisiana Land & Exploration Co.   45,400  2,167,850
Phillips Petroleum Co.   48,300  1,998,413
Total Petroleum (North America) Ltd.   30,000  306,984
USX-Marathon Group   140,100  3,730,163
Union Pacific Resources Group, Inc.   169,200  4,124,250
Unocal Corp.   201,774  7,793,521
  33,348,237
PETROLEUM REFINERS - 16.1%
British Petroleum PLC ADR  67,561  8,943,381
Coastal Corp.   75,000  3,412,500
Murphy Oil Corp.   38,400  1,780,800
Pennzoil Co.   37,600  2,157,300
Royal Dutch Petroleum Co. ADR  42,700  7,387,100
Shell Transport & Trading Co. PLC
 ADR   36,000  3,649,500
Tosco Corp.   104,100  2,901,788
Valero Energy Corp.   75,000  2,362,500
  32,594,869
TOTAL OIL & GAS   137,987,590
TOTAL COMMON STOCKS
 (Cost $183,363,109)   190,344,380
CASH EQUIVALENTS - 5.8%
Taxable Central Cash Fund (b)
 (Cost $11,700,753)  11,700,753  11,700,753
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $195,063,862)  $ 202,045,133
LEGEND
1. Non-income producing
2. At period end, the seven-day yield on the Taxable Central Cash Fund was 5.31%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
3. Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $721,503 or 0.4% of net assets.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $197,125,029 and $144,218,739, respectively (see Note 3 of Notes to Financial Statements).
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $53,327 for the period (see Note 4 of Notes to Financial Statements).
At the period end, the value of securities loaned and the value of collateral amounted to $2,618,650 and $2,776,400, respectively (see Note 6 of Notes to Financial Statements).
The fund participated in the bank borrowing program. The maximum loan and average daily balances during the period for which loans were outstanding amounted to $2,721,000 and $2,678,500, respectively. The weighted average interest rate was 5.6% (see Note 7 of Notes to Financial Statements). Distribution of investments by country of issue, as a percentage of total value of investment in securities, is as follows:
United States   74.4%
Canada   7.2
United Kingdom   6.2
France   5.9
Netherlands    3.7
Italy    1.0
Others (individually less than 1%)    1.6
TOTAL  100.0%
INCOME TAX INFORMATION
At February 28, 1997, the aggregate cost of investment securities for income tax purposes was $195,369,213. Net unrealized appreciation aggregated $6,675,920, of which $18,939,028 related to appreciated investment securities and $12,263,108 related to depreciated investment securities.
The fund hereby designates approximately $6,259,000 as a capital gain dividend for the purpose of the dividend paid deduction.
A total of 29% of the dividends distributed during the fiscal year qualifies for the dividends-received deduction for corporate shareholders (unaudited).
The fund will notify shareholders in January 1998 of the applicable percentage for use in preparing 1997 income tax returns.
ENERGY PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
 FEBRUARY 28, 1997



ASSETS


Investment in securities, at value                                                                                   $ 202,045,133

(cost $195,063,862) - See accompanying schedule


Receivable for investments sold                                                                                       6,537,201


Receivable for fund shares sold                                                                                       336,391


Dividends receivable                                                                                                  372,572


Interest receivable                                                                                                   64,137


Redemption fees receivable                                                                                            1,298


Other receivables                                                                                                     36,323


 TOTAL ASSETS                                                                                                         209,393,055


LIABILITIES


Payable for fund shares redeemed                                                                       $ 3,042,532


Accrued management fee                                                                                  120,272


Other payables and                                                                                      189,293

accrued expenses


Collateral on securities loaned,                                                                        2,776,400

at value


 TOTAL LIABILITIES                                                                                                    6,128,497


NET ASSETS                                                                                                           $ 203,264,558


Net Assets consist of:


Paid in capital                                                                                                      $ 179,721,354


Undistributed net investment income                                                                                   428,529


Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions                   16,133,404


Net unrealized appreciation (depreciation) on investments                                                             6,981,271


NET ASSETS, for 9,537,827                                                                                            $ 203,264,558

shares outstanding


NET ASSET VALUE and redemption price per share ($203,264,558 (divided by) 9,537,827 shares)                           $21.31


Maximum offering price per share (100/97.00 of $21.31)                                                                $21.97



STATEMENT OF OPERATIONS
 YEAR ENDED FEBRUARY 28, 1997


INVESTMENT INCOME                                                                $ 3,092,351
Dividends

Interest (including income on                                                     722,840
securities loaned of $115,247)

 TOTAL INCOME                                                                     3,815,191

EXPENSES

Management fee                                                     $ 1,066,783

Transfer agent fees                                                 1,422,758

Accounting and security lending fees                                180,001

Non-interested trustees' compensation                               636

Custodian fees and expenses                                         13,455

Registration fees                                                   44,116

Audit                                                               31,609

Legal                                                               969

Interest                                                            833

Miscellaneous                                                       5,278

 Total expenses before reductions                                   2,766,438

 Expense reductions                                                 (37,917       2,728,521
                                                                   )

NET INVESTMENT INCOME                                                             1,086,670

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                              20,643,327

 Foreign currency transactions                                      (6,136        20,637,191
                                                                   )

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                              (2,355,967
                                                                   )

 Assets and liabilities in                                          184           (2,355,783
 foreign currencies                                                              )

NET GAIN (LOSS)                                                                   18,281,408

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                  $ 19,368,078

OTHER INFORMATION                                                                $ 1,029,850
Sales charges paid to FDC

 Deferred sales charges withheld                                                 $ 14,667
 by FDC

 Exchange fees withheld by FSC                                                   $ 95,265

 Expense Reductions                                                              $ 31,750
 Directed brokerage arrangements

  Custodian interest credits                                                      5,079

  Transfer agent interest credits                                                 1,088

                                                                                 $ 37,917


STATEMENT OF CHANGES IN NET ASSETS
INCREASE         YEAR ENDED     YEAR ENDED
(DECREASE) IN    FEBRUARY 28,   FEBRUARY 29,
NET ASSETS       1997           1996

Operations          $ 1,086,670     $ 1,171,293
Net
investment
income

 Net realized        20,637,191      9,827,602
gain (loss)

 Change in           (2,355,783      9,441,160
net                 )
unrealized
appreciation
(depreciation
)

 NET INCREASE        19,368,078      20,440,055
(DECREASE)
IN NET
ASSETS
RESULTING
FROM
OPERATIONS

Distributions to     (1,000,086      (687,111
shareholders        )               )
From net
investment
income

 From net            (9,661,247      (2,283,890
realized gain       )               )

 TOTAL               (10,661,333     (2,971,001
DISTRIBUTION        )               )
S

Share                338,291,399     161,715,061
transactions
Net proceeds
from sales of
shares

 Reinvestmen         10,462,236      2,918,567
t of
distributions

 Cost of             (274,385,798    (158,608,994
shares              )               )
redeemed

 Paid in             514,459         159,215
capital
portion of
redemption
fees

 NET INCREASE        74,882,296      6,183,849
(DECREASE)
IN NET
ASSETS
RESULTING
FROM SHARE
TRANSACTIO
NS

  TOTAL              83,589,041      23,652,903
INCREASE
(DECREASE)
IN NET ASSETS


NET ASSETS

 Beginning of        119,675,517     96,022,614
period

 End of period      $ 203,264,558   $ 119,675,517
(including
undistribute
d net
investment
income of
$428,529
and
$486,372,
respectivel
y)

OTHER
INFORMATION
Shares

 Sold                15,419,263      8,981,770

 Issued in           507,572         162,874
reinvestment
of
distributions

 Redeemed            (12,698,556     (8,799,673
                    )               )

 Net increase        3,228,279       344,971
(decrease)


SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

             YEAR ENDED     YEAR ENDED     YEARS ENDED FEBRUARY 28,          TEN MONTHS
             FEBRUARY 28,   FEBRUARY 29,                                     ENDED
                                                                             FEBRUARY 28,

SELECTED     1997           1996           1995                       1994   1993
PER-SHARE
DATA D


Net asset        $ 18.97     $ 16.10     $ 16.73    $ 15.84     $ 14.70
value,
beginning of
period

Income from
Investment
Operations

 Net              .13         .18         .07        .06         .23
investment
income

 Net realized     3.59        3.13        (.11)      1.35        1.16
and
unrealized
gain (loss)

 Total from       3.72        3.31        (.04)      1.41        1.39
investment
operations



Less
Distributions

 From net         (.13)       (.11)       (.08)      (.03)       (.27)
investment
income

 From net         (1.31)      (.36)       (.54)      (.57)       -
realized gain

 Total            (1.44)      (.47)       (.62)      (.60)       (.27)
distributions

Redemption        .06         .03         .03        .08         .02
fees added to
paid in
capital

Net asset        $ 21.31     $ 18.97     $ 16.10    $ 16.73     $ 15.84
value, end of
period

TOTAL             20.35%      20.92%      .04%       9.69%       9.81%
RETURN B, C

RATIOS AND
SUPPLEMENT
AL DATA

Net assets,      $ 203,265   $ 119,676   $ 96,023   $ 145,490   $ 179,133
end of period
(000 omitted)

Ratio of          1.57%       1.63%       1.85%      1.67%       1.71% A
expenses to
average net
assets

Ratio of          1.55% E     1.63%       1.85%      1.66% E     1.71% A
expenses to
average net
assets after
expense
reductions

Ratio of net      .62%        1.04%       .42%       .37%        1.88% A
investment
income to
average net
assets

Portfolio         87%         97%         106%       157%        72% A
turnover rate

Average          $ .0399
commission
rate F


A ANNUALIZED B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT
BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 8 OF NOTES TO FINANCIAL
STATEMENTS). C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR
PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. D NET INVESTMENT INCOME PER
SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE
PERIOD. E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES
WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 8 OF NOTES TO
FINANCIAL STATEMENTS). F FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A
FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES
ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND
FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE
TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.


ENERGY SERVICE PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value), but does not include certain fees paid by shareholders upon exchange or redemption. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED                   PAST 1   PAST 5    PAST 10
FEBRUARY 28, 1997               YEAR     YEARS     YEARS

ENERGY SERVICE                  32.26%   147.21%   134.15%

ENERGY SERVICE                  28.29%   139.80%   127.12%
(INCL. 3% SALES CHARGE)

S&P 500                         26.16%   118.75%   276.74%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one, five, or 10 years. You can compare the fund's returns to the performance of the S&P 500 - a widely recognized, unmanaged index of common stocks. This benchmark reflects reinvestment of dividends and capital gains, if any, and excludes the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED             PAST 1   PAST 5   PAST 10
FEBRUARY 28, 1997         YEAR     YEARS    YEARS

ENERGY SERVICE            32.26%   19.84%   8.88%

ENERGY SERVICE            28.29%   19.12%   8.55%
(INCL. 3% SALES CHARGE)

S&P 500                   26.16%   16.94%   14.16%

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

UNDERSTANDING PERFORMANCE
How a fund did yesterday is no guarantee of
how it will do tomorrow. The stock market, for
example, has a history of growth in the long run
and volatility in the short run. Unlike the broader
market, however, some sectors may not have
a history of growth in the long run. And, as
with all stock funds, the share price and
return of a fund that invests in a sector will
vary. That means if you sell your shares
during a sector downturn, you might lose
money. But if you can identify a sector that is
about to experience rapid growth you may
have the potential for above-average gains.
(checkmark)
$10,000 OVER 10 YEARS
  1987/02/28       9700.00                    10000.00
  1987/03/31      10619.15                    10289.00
  1987/04/30      10619.15                    10197.43
  1987/05/31      11440.52                    10286.15
  1987/06/30      12565.02                    10805.60
  1987/07/31      13386.39                    11353.44
  1987/08/31      12369.46                    11776.92
  1987/09/30      11968.55                    11519.01
  1987/10/31       7695.46                     9037.81
  1987/11/30       6854.54                     8293.10
  1987/12/31       7382.56                     8924.20
  1988/01/31       7675.91                     9299.91
  1988/02/29       8350.60                     9733.29
  1988/03/31       8839.52                     9432.53
  1988/04/30       9015.52                     9537.23
  1988/05/31       8399.50                     9620.20
  1988/06/30       7920.36                    10061.77
  1988/07/31       7793.25                    10023.54
  1988/08/31       7939.92                     9682.74
  1988/09/30       7597.68                    10095.22
  1988/10/31       7343.45                    10375.87
  1988/11/30       7030.54                    10227.49
  1988/12/31       7353.23                    10406.47
  1989/01/31       7803.02                    11168.23
  1989/02/28       7891.03                    10890.14
  1989/03/31       8389.72                    11143.88
  1989/04/30       8790.63                    11722.25
  1989/05/31       8947.08                    12197.00
  1989/06/30       9240.42                    12127.48
  1989/07/31       9758.67                    13222.59
  1989/08/31      10218.25                    13481.75
  1989/09/30      10071.57                    13426.47
  1989/10/31       9572.88                    13114.98
  1989/11/30      10394.25                    13382.52
  1989/12/31      11724.09                    13703.71
  1990/01/31      10971.17                    12784.19
  1990/02/28      12007.66                    12949.10
  1990/03/31      12584.58                    13292.25
  1990/04/30      11919.66                    12959.95
  1990/05/31      13924.19                    14223.54
  1990/06/30      13210.38                    14126.82
  1990/07/31      14452.22                    14081.62
  1990/08/31      14197.98                    12808.64
  1990/09/30      13924.19                    12184.86
  1990/10/31      12173.89                    12132.46
  1990/11/30      12359.68                    12916.22
  1990/12/31      11929.85                    13276.58
  1991/01/31      11391.14                    13855.44
  1991/02/28      13222.73                    14846.11
  1991/03/31      12194.30                    15205.38
  1991/04/30      12253.07                    15241.87
  1991/05/31      12576.29                    15900.32
  1991/06/30      10930.79                    15172.09
  1991/07/31      11753.54                    15879.11
  1991/08/31      11626.21                    16255.44
  1991/09/30      10558.60                    15983.98
  1991/10/31      10715.31                    16198.16
  1991/11/30       9432.22                    15545.38
  1991/12/31       9128.58                    17323.77
  1992/01/31       9001.25                    17001.55
  1992/02/29       9187.35                    17222.57
  1992/03/31       8531.11                    16886.73
  1992/04/30       9236.33                    17383.20
  1992/05/31       9970.92                    17468.37
  1992/06/30       9393.04                    17208.09
  1992/07/31       9784.82                    17911.90
  1992/08/31      10284.35                    17544.71
  1992/09/30      10597.78                    17751.74
  1992/10/31      10049.28                    17813.87
  1992/11/30       9843.59                    18421.32
  1992/12/31       9442.01                    18647.90
  1993/01/31       9814.21                    18804.55
  1993/02/28      10783.87                    19060.29
  1993/03/31      11636.01                    19462.46
  1993/04/30      12263.25                    18991.47
  1993/05/31      12831.81                    19500.44
  1993/06/30      12763.19                    19556.99
  1993/07/31      12939.64                    19478.76
  1993/08/31      13390.57                    20217.01
  1993/09/30      12998.46                    20061.34
  1993/10/31      12812.21                    20476.61
  1993/11/30      11459.43                    20282.08
  1993/12/31      11420.73                    20527.49
  1994/01/31      11528.94                    21225.43
  1994/02/28      11469.91                    20650.22
  1994/03/31      10614.10                    19749.87
  1994/04/30      11169.05                    20002.67
  1994/05/31      11666.58                    20330.71
  1994/06/30      12021.96                    19832.61
  1994/07/31      12245.34                    20483.12
  1994/08/31      11757.96                    21322.93
  1994/09/30      12204.72                    20800.52
  1994/10/31      12692.10                    21268.53
  1994/11/30      12032.11                    20493.93
  1994/12/31      11485.53                    20797.85
  1995/01/31      11557.70                    21337.14
  1995/02/28      12341.28                    22168.65
  1995/03/31      13021.75                    22822.85
  1995/04/30      13815.63                    23494.98
  1995/05/31      14176.49                    24434.07
  1995/06/30      13691.91                    25001.68
  1995/07/31      14372.38                    25830.73
  1995/08/31      14949.75                    25895.57
  1995/09/30      14990.99                    26988.36
  1995/10/31      13691.91                    26892.01
  1995/11/30      14465.17                    28072.57
  1995/12/31      16180.13                    28613.25
  1996/01/31      16532.34                    29587.24
  1996/02/29      17172.71                    29861.52
  1996/03/31      18528.17                    30149.08
  1996/04/30      19921.54                    30593.48
  1996/05/31      19631.73                    31382.49
  1996/06/30      19674.67                    31502.05
  1996/07/31      18590.57                    30110.29
  1996/08/31      19771.27                    30745.32
  1996/09/30      20511.89                    32475.67
  1996/10/31      22798.14                    33371.34
  1996/11/30      23721.23                    35893.88
  1996/12/31      24121.98                    35182.83
  1997/01/31      25465.18                    37381.05
  1997/02/28      22701.09                    37674.12
Let's say hypothetically that $10,000 was invested in Fidelity Select Energy Service Portfolio on February 28, 1987, and the current maximum 3% sales charge was paid. As the chart shows, by February 28, 1997, the value of the investment would have grown to $22,712 - a 127.12% increase on the initial investment. For comparison, look at how the S&P 500 did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $37,674 - a 276.74% increase. INVESTMENT SUMMARY
TOP TEN STOCKS AS OF FEBRUARY 28, 1997
                            % OF FUND'S
                            INVESTMENTS

Schlumberger Ltd.           7.6

Halliburton Co.             6.0

Baker Hughes, Inc.          5.9

Western Atlas, Inc.         5.6

Weatherford Enterra, Inc.   4.6

BJ Services Co.             4.0

Cooper Cameron Corp.        3.9

Dresser Industries, Inc.    3.4

McDermott (J. Ray) SA       3.3

Transocean Offshore, Inc.   3.2

TOP INDUSTRIES AS OF FEBRUARY 28, 1997
Oil & Gas Services 51.3%
Drilling 22.5%
Oil Field Equipment 5.6%
Crude Petroleum & Gas 3.7%
Heavy Construction 3.3%
All Others 13.6% *
Row: 1, Col: 1, Value: 13.6
Row: 1, Col: 2, Value: 3.3
Row: 1, Col: 3, Value: 3.7
Row: 1, Col: 4, Value: 5.6
Row: 1, Col: 5, Value: 22.5
Row: 1, Col: 6, Value: 51.3
* INCLUDES SHORT-TERM INVESTMENTS
% OF FUND'S INVESTMENTS
ENERGY SERVICE PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW



NOTE TO SHAREHOLDERS: Robert Ewing became Portfolio Manager of Fidelity Select Energy Service Portfolio on November 12, 1996.
Q. BOB, HOW DID THE FUND PERFORM?
A. For the 12 months that ended February 28, 1997, the fund had a total return of 32.26%. The Standard & Poor's 500 Index posted a return of 26.16% during the same 12-month period.
Q. WHAT HELPED THE FUND BEAT THE S&P 500?
A. Stocks in the energy service group benefited from a positive supply and demand backdrop. On the supply side, the industry is operating at a very high rate; at the end of the period, roughly 95% of possible oil and gas production facilities were operating. At the same time, demand worldwide remained quite strong, having grown at about 2% to 3% over the past four years, even though demand in the former Soviet republics has decreased by 50 percent over the same time period. Worldwide demand has been driven by increased consumption in the developing world, especially the Far East and Latin America, and by economic stability in the developed world. The combination of high operating rates and robust worldwide demand helped push the price of oil from the high teens to as much as $26 a barrel, and natural gas from $1.80 to almost $4.00 per thousand cubic feet. These price increases were very helpful, because they increased the cash flow for exploration and production companies, encouraging them to look for more oil and gas. And when they do so, they need the help of energy service companies.
Q. WHAT THEMES HAVE YOU PURSUED SINCE TAKING OVER THE FUND?
A. I've tried to invest in companies that have the opportunity to increase their prices, and avoid those that are reaching the point where prices have gone up so much that added capacity may come on line and hurt the supply/demand dynamic. For example, the day rate for supply boats has reached a point where many companies are considering taking advantage of the higher prices and investing in more boats. What happens if they do so? More boats eventually lead to overcapacity and lower day rates. On the other hand, I've added to investments in offshore construction and shallow water drilling companies because they have more potential to increase day rates going forward.
Q. WHICH STOCKS WERE GOOD PERFORMERS FOR THE FUND?
A. I'd mention Schlumberger, Halliburton and Cliffs Drilling. Schlumberger is considered the premier energy service company, and has ridden the wave of higher commodity prices to post strong performance. It owns one of the largest offshore drilling fleets, which is benefiting from heightened demand for drilling capacity and higher prices. Halliburton performed well on the strength of a solid reorganization. Its biggest oil service business is pressure pumping, where it has been able to drive prices higher for its services. Cliffs Drilling, a shallow water drilling company, benefited from increasing utilization rates and positive pricing dynamics.
Q. WHAT WERE THE DISAPPOINTMENTS?
A. In a sector that showed such strength, most of the fund's laggards were among its smaller holdings. For example, Drilex International, a specialized onshore drilling company, suffered from cost overruns. Another disappointment since I took over the fund was United Meridian, which hit a couple of dry holes while exploring in Africa.
Q. WHAT'S YOUR OUTLOOK FOR 1997?
A. I believe it will be a more challenging year. We'll have to see commodity price stabilization or commodity price increases for the stocks to continue to outperform so dramatically. That being said, the sector fundamentally is in very good shape. Overall, operating rates are running at 93% of current available capacity. That's a constructive backdrop for keeping commodity prices reasonably stable. As a result, I believe the group will do well in 1997.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND FACTS
START DATE: December 16, 1985
FUND NUMBER: 043
TRADING SYMBOL: FSESX
SIZE: as of February 28, 1997, more than $439 million
MANAGER: Robert Ewing, since November
1996; manager, Fidelity Select Environmental
Services Portfolio, since January 1996; joined
Fidelity in 1990
(checkmark)
ENERGY SERVICE PORTFOLIO
INVESTMENTS FEBRUARY 28, 1997

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 96.6%
 SHARES VALUE (NOTE 1)
BUILDING MATERIALS - 2.4%
FABRICATED PIPE & FITTINGS - 2.4%
Coflexip sponsored ADR (a)  382,000 $ 10,624,372
CONSTRUCTION - 3.3%
HEAVY CONSTRUCTION - 3.3%
McDermott (J. Ray) SA  640,400  14,729,200
ENERGY SERVICES - 73.8%
DRILLING - 22.5%
Atwood Oceanics, Inc. (a)  70,000  3,675,000
Cliffs Drilling Co. (a)  246,000  11,408,250
Diamond Offshore Drilling, Inc. (a)  173,300  10,224,700
ENSCO International, Inc. (a)  263,000  11,407,625
Falcon Drilling, Inc. (a)  394,100  13,350,138
Helmerich & Payne, Inc.   34,100  1,440,725
Marine Drilling Companies, Inc. (a)  128,800  1,948,100
Nabors Industries, Inc. (a)  718,900  11,053,088
Noble Drilling Corp. (a)  779,250  13,831,688
Smedvig AS  182,900  4,505,862
Smedvig AS, Series B (a)  75,725  1,843,059
Transocean Offshore, Inc.   255,777  14,291,540
UTI Energy Corp. (a)  37,800  897,750
  99,877,525
OIL & GAS SERVICES - 51.3%
BJ Services Co. (a)  447,088  17,771,748
Baker Hughes, Inc.   734,500  26,074,750
Carbo Ceramics, Inc.   15,700  298,300
Computalog Ltd. (a)  15,400  182,348
Dawson Geophysical Co. (a)  69,500  868,750
Dreco Energy Services Ltd. Class A (a)  125,000  4,375,000
Dresser Industries, Inc.   502,600  15,266,475
Energy Ventures, Inc. (a)  242,600  12,372,600
Global Industries Ltd. (a)  190,400  3,474,800
Gulfmark International, Inc. (a)  17,000  1,003,000
Halliburton Co.   410,419  26,523,328
Input/Output, Inc. (a)  109,600  2,342,700
Lone Star Technologies, Inc. (a)  35,100  552,825
McDermott International, Inc.   281,600  6,265,600
Numar Corp. (a)  40,000  670,000
Oceaneering International, Inc. (a)  290,000  4,603,750
Pool Energy Services Co. (a)  265,000  3,676,875
Pride Petroleum Services, Inc. (a)  35,600  596,300
Schlumberger Ltd.   336,400  33,850,250
Seacor Holdings, Inc. (a)  125,300  5,810,788
Smith International, Inc. (a)  30,800  1,251,250
Tidewater, Inc.   271,565  11,677,295
Varco International, Inc. (a)  138,000  3,105,000
Weatherford Enterra, Inc. (a)  678,600  20,358,000
Western Atlas, Inc. (a)   406,800  24,763,950
  227,735,682
TOTAL ENERGY SERVICES   327,613,207
ENGINEERING - 1.8%
ARCHITECTS & ENGINEERS - 1.8%
Stolt Comex Seaway SA (a)(c)  450,000  7,987,500
GAS - 0.0%
GAS DISTRIBUTION - 0.0%
Aquila Gas Pipeline Corp.   8,500  111,563

 SHARES VALUE (NOTE 1)
GAS TRANSMISSION & DISTRIBUTION - 0.0%
Tejas Gas Corp. (a)  200 $ 8,750
TOTAL GAS   120,313
INDUSTRIAL MACHINERY & EQUIPMENT - 0.4%
ENGINES & TURBINES - 0.4%
Stewart & Stevenson Services, Inc.   60,000  1,567,500
OIL & GAS - 13.0%
CRUDE PETROLEUM & GAS - 3.7%
Anadarko Petroleum Corp.   71,600  4,027,500
Flores & Rucks, Inc. (a)  74,500  3,352,500
Houston Exploration Co. (a)  140,000  1,960,000
Total SA sponsored ADR  50,000  1,981,250
Unit Corp. (a)  320,400  2,523,150
United Meridian Corp. (a)  78,000  2,349,750
  16,194,150
OIL & GAS EXPLORATION - 1.6%
Petroleum Geo-Services AS
 sponsored ADR (a)  60,400  2,536,800
Union Pacific Resources Group, Inc.   189,900  4,628,813
  7,165,613
OIL FIELD EQUIPMENT - 5.6%
Camco International, Inc.   25,700  992,663
Cooper Cameron Corp. (a)  265,888  17,415,664
Dailey Petroleum Services Corp.   60,000  600,000
Drilex International, Inc.   120,000  1,320,000
National-Oilwell, Inc. (a)  143,200  4,403,400
  24,731,727
PETROLEUM REFINERS - 2.1%
Murphy Oil Corp.   25,000  1,159,375
Royal Dutch Petroleum Co. ADR  48,100  8,321,300
  9,480,675
TOTAL OIL & GAS   57,572,165
SERVICES - 0.3%
MANAGEMENT SERVICES - 0.3%
Metzler Group, Inc.   55,900  1,341,600
SHIP BUILDING & REPAIR - 0.1%
Halter Marine Group, Inc. (a)  12,000  196,500
SHIPPING - 1.5%
DEEP SEA DOMESTIC TRANSPORT - 1.0%
Trico Marine Services, Inc. (a)  112,300  4,548,150
SHIPPING - 0.5%
Hvide Marine, Inc.   105,900  2,197,425
TOTAL SHIPPING   6,745,575
TOTAL COMMON STOCKS
 (Cost $418,068,967)   428,497,932
CASH EQUIVALENTS - 3.4%
Taxable Central Cash Fund (b)       (Cost $15,284,242)  15,284,242
15,284,242
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $433,353,209) $ 443,782,174
LEGEND
1. Non-income producing
2. At period end, the seven-day yield on the Taxable Central Cash Fund was 5.31%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
3. An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:
 PURCHASES SALES DIVIDEND VALUE
AFFILIATE COST COST INCOME
Stolt Comex Seaway SA  $ 3,765,492 $ - $ - $ 7,987,500
TOTALS  $ 3,765,492 $ - $ - $ 7,987,500
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $791,388,003 and $672,450,989, respectively (see Note 3 of Notes to Financial Statements).
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $264,406 for the period (see Note 4 of Notes to Financial Statements).
At the period end, the value of securities loaned and the value of collateral amounted to $596,300 and $640,800, respectively (see Note 6 of Notes to Financial Statements).
The fund participated in the interfund lending program as a borrower and a lender. As a borrower, the maximum loan and the average daily loan balance during the period for which the loan was outstanding amounted to $18,905,000 and $6,781,250, respectively. The weighted average interest rate was 5.4%. As a lender, the maximum loan and the average daily loan balance during the period for which the loan was outstanding amounted to $16,745,000. The weighted average interest rate was 5.6%. Interest earned from the interfund lending program amounted to $2,594 and is included in interest income on the statement of operations (see Note 5 of Notes to Financial Statements).
Distribution of investments by country of issue, as a percentage of total value of investment in securities, is as follows:
United States   87.2%
France   4.6
Panama   3.3
Norway   2.0
Netherland   1.9
Canada   1.0
TOTAL   100.0%
INCOME TAX INFORMATION
At February 28, 1997, the aggregate cost of investment securities for income tax purposes was $434,079,862. Net unrealized appreciation aggregated $9,702,312, of which $34,395,708 related to appreciated investment securities and $24,693,396 related to depreciated investment securities.
The fund hereby designates approximately $27,919,000 as a capital gain dividend for the purpose of the dividend paid deduction.
A total of 16% of the dividends distributed during the fiscal year qualifies for the dividends-received deduction for corporate shareholders (unaudited).
The fund will notify shareholders in January 1998 of the applicable percentage for use in preparing 1997 income tax returns.
ENERGY SERVICE PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
 FEBRUARY 28, 1997



ASSETS


Investment in securities, at value                                                                                    $ 443,782,174

(cost $433,353,209) -

See accompanying schedule


Receivable for investments sold                                                                                        9,646,227


Receivable for fund shares sold                                                                                        2,488,164


Dividends receivable                                                                                                   308,272


Interest receivable                                                                                                    171,314


Redemption fees receivable                                                                                             5,076


Other receivables                                                                                                      359


 TOTAL ASSETS                                                                                                          456,401,586


LIABILITIES


Payable for fund shares redeemed                                                                       $ 15,532,189


Accrued management fee                                                                                  290,627


Other payables and accrued expenses                                                                     434,261


Collateral on securities loaned,                                                                        640,800

at value


 TOTAL LIABILITIES                                                                                                     16,897,877


NET ASSETS                                                                                                            $ 439,503,709


Net Assets consist of:


Paid in capital                                                                                                       $ 356,442,100


Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions                    72,632,644


Net unrealized appreciation (depreciation) on investments                                                              10,428,965


NET ASSETS, for 21,485,542                                                                                            $ 439,503,709

shares outstanding


NET ASSET VALUE and redemption price per share ($439,503,709 (divided by) 21,485,542 shares)                           $20.46


Maximum offering price per share (100/97.00 of $20.46)                                                                 $21.09



STATEMENT OF OPERATIONS
 YEAR ENDED FEBRUARY 28, 1997


INVESTMENT INCOME                                                                              $ 3,234,859
Dividends

Interest (including income on securities loaned of $24,314)                                     3,109,422

 TOTAL INCOME                                                                                   6,344,281

EXPENSES

Management fee                                                                   $ 2,790,650

Transfer agent fees                                                               3,169,285

Accounting and security lending fees                                              446,857

Non-interested trustees' compensation                                             2,012

Custodian fees and expenses                                                       34,707

Registration fees                                                                 266,294

Audit                                                                             41,363

Legal                                                                             1,950

Interest                                                                          4,099

Miscellaneous                                                                     8,535

 Total expenses before reductions                                                 6,765,752

 Expense reductions                                                               (77,340       6,688,412
                                                                                 )

NET INVESTMENT INCOME (LOSS)                                                                    (344,131
                                                                                               )

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                                            90,051,691

 Foreign currency transactions                                                    (4,033        90,047,658
                                                                                 )

Change in net unrealized appreciation (depreciation) on investment securities                   (16,245,487
                                                                                               )

NET GAIN (LOSS)                                                                                 73,802,171

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                $ 73,458,040

OTHER INFORMATION                                                                              $ 4,165,989
Sales charges paid to FDC

 Deferred sales charges withheld                                                               $ 10,974
 by FDC

 Exchange fees withheld by FSC                                                                 $ 405,398

 Expense reductions                                                                            $ 63,322
 Directed brokerage arrangements

  Custodian interest credits                                                                    2,975

  Transfer agent interest credits                                                               11,043

                                                                                               $ 77,340


STATEMENT OF CHANGES IN NET ASSETS
INCREASE         YEAR ENDED     YEAR ENDED
(DECREASE) IN    FEBRUARY 28,   FEBRUARY 29,
NET ASSETS       1997           1996

Operations          $ (344,131)        $ 963,116
Net
investment
income (loss)

 Net realized        90,047,658         18,797,151
gain (loss)

 Change in           (16,245,487)       27,955,663
net
unrealized
appreciation
(depreciation
)

 NET INCREASE        73,458,040         47,715,930
(DECREASE)
IN NET
ASSETS
RESULTING
FROM
OPERATIONS

Distributions to     -                  (345,905)
shareholders
From net
investment
income

 From net            (17,911,527)       (4,150,860)
realized gain

 TOTAL               (17,911,527)       (4,496,765)
DISTRIBUTION
S

Share                1,555,976,986      762,157,835
transactions
Net proceeds
from sales of
shares

 Reinvestmen         17,660,042         4,455,875
t of
distributions

 Cost of             (1,466,322,715)    (600,660,872)
shares
redeemed

 Paid in             2,837,620          838,814
capital
portion of
redemption
fees

 NET INCREASE        110,151,933        166,791,652
(DECREASE)
IN NET
ASSETS
RESULTING
FROM SHARE
TRANSACTIO
NS

  TOTAL              165,698,446        210,010,817
INCREASE
(DECREASE)
IN NET ASSETS


NET ASSETS

 Beginning of        273,805,263        63,794,446
period

 End of period      $ 439,503,709      $ 273,805,263
(including
undistribute
d net
investment
income of
$0 and
$619,525,
respectivel
y)

OTHER
INFORMATION
Shares

 Sold                78,524,862         54,578,475

 Issued in           891,837            301,480
reinvestment
of
distributions

 Redeemed            (74,951,258)       (43,190,194)

 Net increase        4,465,441          11,689,761
(decrease)


SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

             YEAR ENDED     YEAR ENDED     YEARS ENDED FEBRUARY 28,          TEN MONTHS
             FEBRUARY 28,   FEBRUARY 29,                                     ENDED
                                                                             FEBRUARY 28,

SELECTED     1997           1996           1995                       1994   1993
PER-SHARE
DATA D


Net asset        $ 16.09     $ 11.97     $ 11.66    $ 11.01    $ 9.43
value,
beginning of
period

Income from
Investment
Operations

 Net              (.01)       .08 E       .02        .03        .01
investment
income (loss)

 Net realized     5.05        4.49        .67        .51        1.47
and
unrealized
gain (loss)

 Total from       5.04        4.57        .69        .54        1.48
investment
operations



Less
Distributions

 From net         -           (.04)       (.01)      (.05)      -
investment
income

 In excess of     -           -           (.01)      -          -
net
investment
income

 From net         (.79) H     (.48)       (.35)      -          -
realized gain

 In excess of     -           -           (.13)      -          -
net realized
gain

 Total            (.79)       (.52)       (.50)      (.05)      -
distributions

Redemption        .12         .07         .12        .16        .10
fees added to
paid in
capital

Net asset        $ 20.46     $ 16.09     $ 11.97    $ 11.66    $ 11.01
value, end of
period

TOTAL             32.26%      39.15%      7.60%      6.36%      16.76%
RETURN B, C

RATIOS AND
SUPPLEMENT
AL DATA

Net assets,      $ 439,504   $ 273,805   $ 63,794   $ 40,857   $ 85,234
end of period
(000 omitted)

Ratio of          1.47%       1.59%       1.81%      1.66%      1.76% A
expenses to
average net
assets

Ratio of          1.45% F     1.58% F     1.79% F    1.65% F    1.76% A
expenses to
average net
assets after
expense
reductions

Ratio of net      (.07)%      .60%        .19%       .23%       .13% A
investment
income (loss)
to average
net assets

Portfolio         167%        223%        209%       137%       236% A
turnover rate

Average          $ .0374
commission
rate G


A ANNUALIZED B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT
BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 8 OF NOTES TO FINANCIAL
STATEMENTS). C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR
PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. D NET INVESTMENT INCOME (LOSS)
PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE
PERIOD. E INVESTMENT INCOME PER SHARE REFLECTS A SPECIAL DIVIDEND WHICH AMOUNTED
TO $.02 PER SHARE. F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH
THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 8
OF NOTES TO FINANCIAL STATEMENTS). G FOR FISCAL YEARS BEGINNING ON OR AFTER
SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER
SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY
FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN
VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY
DIFFER. H THE AMOUNTS SHOWN REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX
DIFFERENCES (SEE NOTE 1 OF NOTES TO FINANCIAL STATEMENTS).


PRECIOUS METALS AND MINERALS PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value), but does not include certain fees paid by shareholders upon exchange or redemption.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED                   PAST 1   PAST 5    PAST
FEBRUARY 28, 1997               YEAR     YEARS     10
                                                   YEARS

PRECIOUS METALS AND             -6.26%   88.29%    68.58%
MINERALS

PRECIOUS METALS AND             -9.07%   82.64%    63.53%
MINERALS
(INCL. 3% SALES CHARGE)

S&P 500                         26.16%   118.75%   276.74%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one, five, or 10 years. You can compare the fund's returns to the performance of the S&P 500 - a widely recognized, unmanaged index of common stocks. This benchmark reflects reinvestment of dividends and capital gains, if any, and excludes the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                  PAST 1   PAST 5   PAST 10
FEBRUARY 28, 1997              YEAR     YEARS    YEARS

PRECIOUS METALS AND MINERALS   -6.26%   13.49%   5.36%

PRECIOUS METALS AND MINERALS   -9.07%   12.80%   5.04%
(INCL. 3% SALES CHARGE)

S&P 500                        26.16%   16.94%   14.16%

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

UNDERSTANDING PERFORMANCE
How a fund did yesterday is no guarantee of
how it will do tomorrow. The stock market, for
example, has a history of growth in the long run
and volatility in the short run. Unlike the broader
market, however, some sectors may not have a
history of growth in the long run. And, as with all
stock funds, the share price and return of a
fund that invests in a sector will vary. That
means if you sell your shares during a sector
downturn, you might lose money. But if you
can identify a sector that is about to experience
rapid growth you may have the potential for
above-average gains.
(checkmark)
$10,000 OVER 10 YEARS
 1987/02/28       9700.00                    10000.00
  1987/03/31      12471.43                    10289.00
  1987/04/30      13334.78                    10197.43
  1987/05/31      12144.95                    10286.15
  1987/06/30      11970.83                    10805.60
  1987/07/31      14408.53                    11353.44
  1987/08/31      14031.26                    11776.92
  1987/09/30      14466.57                    11519.01
  1987/10/31      10476.29                     9037.81
  1987/11/30      11796.71                     8293.10
  1987/12/31      11123.55                     8924.20
  1988/01/31       9169.22                     9299.91
  1988/02/29       9183.91                     9733.29
  1988/03/31       9948.01                     9432.53
  1988/04/30       9617.39                     9537.23
  1988/05/31       9668.82                     9620.20
  1988/06/30       9316.16                    10061.77
  1988/07/31       9374.94                    10023.54
  1988/08/31       8816.56                     9682.74
  1988/09/30       8221.44                    10095.22
  1988/10/31       8522.67                    10375.87
  1988/11/30       8838.60                    10227.49
  1988/12/31       8469.49                    10406.47
  1989/01/31       8821.74                    11168.23
  1989/02/28       9105.08                    10890.14
  1989/03/31       9105.08                    11143.88
  1989/04/30       8691.56                    11722.25
  1989/05/31       8278.04                    12197.00
  1989/06/30       8928.95                    12127.48
  1989/07/31       9174.00                    13222.59
  1989/08/31       9357.79                    13481.75
  1989/09/30       9687.07                    13426.47
  1989/10/31       9679.41                    13114.98
  1989/11/30      10912.31                    13382.52
  1989/12/31      11193.49                    13703.71
  1990/01/31      12084.94                    12784.19
  1990/02/28      11046.20                    12949.10
  1990/03/31      10565.60                    13292.25
  1990/04/30       9480.36                    12959.95
  1990/05/31      10022.98                    14223.54
  1990/06/30       9294.32                    14126.82
  1990/07/31       9860.19                    14081.62
  1990/08/31       9960.96                    12808.64
  1990/09/30       9736.16                    12184.86
  1990/10/31       8643.17                    12132.46
  1990/11/30       8488.14                    12916.22
  1990/12/31       8834.63                    13276.58
  1991/01/31       7875.71                    13855.44
  1991/02/28       8583.11                    14846.11
  1991/03/31       8418.05                    15205.38
  1991/04/30       8394.47                    15241.87
  1991/05/31       8866.07                    15900.32
  1991/06/30       9447.70                    15172.09
  1991/07/31       9447.70                    15879.11
  1991/08/31       8457.35                    16255.44
  1991/09/30       8630.27                    15983.98
  1991/10/31       9211.90                    16198.16
  1991/11/30       9502.72                    15545.38
  1991/12/31       8970.46                    17323.77
  1992/01/31       9160.81                    17001.55
  1992/02/29       8684.93                    17222.57
  1992/03/31       8343.88                    16886.73
  1992/04/30       7852.13                    17383.20
  1992/05/31       8367.67                    17468.37
  1992/06/30       8414.88                    17208.09
  1992/07/31       8526.12                    17911.90
  1992/08/31       8144.71                    17544.71
  1992/09/30       7810.98                    17751.74
  1992/10/31       7310.38                    17813.87
  1992/11/30       6881.29                    18421.32
  1992/12/31       7008.98                    18647.90
  1993/01/31       7178.75                    18804.55
  1993/02/28       7971.00                    19060.29
  1993/03/31       9054.27                    19462.46
  1993/04/30      10517.51                    18991.47
  1993/05/31      11907.99                    19500.44
  1993/06/30      12102.01                    19556.99
  1993/07/31      13678.42                    19478.76
  1993/08/31      12304.11                    20217.01
  1993/09/30      11334.01                    20061.34
  1993/10/31      12942.76                    20476.61
  1993/11/30      12918.51                    20282.08
  1993/12/31      14832.69                    20527.49
  1994/01/31      14219.09                    21225.43
  1994/02/28      13597.31                    20650.22
  1994/03/31      13458.23                    19749.87
  1994/04/30      13458.77                    20002.67
  1994/05/31      13483.33                    20330.71
  1994/06/30      13753.49                    19832.61
  1994/07/31      14277.43                    20483.12
  1994/08/31      15292.57                    21322.93
  1994/09/30      16463.25                    20800.52
  1994/10/31      15824.70                    21268.53
  1994/11/30      14130.07                    20493.93
  1994/12/31      14663.45                    20797.85
  1995/01/31      12108.96                    21337.14
  1995/02/28      12664.64                    22168.65
  1995/03/31      13950.18                    22822.85
  1995/04/30      14066.30                    23494.98
  1995/05/31      13892.13                    24434.07
  1995/06/30      14058.00                    25001.68
  1995/07/31      14638.57                    25830.73
  1995/08/31      14837.62                    25895.57
  1995/09/30      14879.09                    26988.36
  1995/10/31      13021.28                    26892.01
  1995/11/30      13933.59                    28072.57
  1995/12/31      14173.80                    28613.25
  1996/01/31      17145.05                    29587.24
  1996/02/29      17444.67                    29861.52
  1996/03/31      17344.80                    30149.08
  1996/04/30      17737.49                    30593.48
  1996/05/31      18763.70                    31382.49
  1996/06/30      16152.30                    31502.05
  1996/07/31      15952.06                    30110.29
  1996/08/31      16819.75                    30745.32
  1996/09/30      16118.93                    32475.67
  1996/10/31      15985.44                    33371.34
  1996/11/30      15184.49                    35893.88
  1996/12/31      14942.54                    35182.83
  1997/01/31      14300.12                    37381.05
  1997/02/28      16344.19                    37674.12
Let's say hypothetically that $10,000 was invested in Fidelity Select Precious Metals and Minerals Portfolio on February 28, 1987, and the current maximum 3% sales charge was paid. As the chart shows, by February 28, 1997, the value of the investment would have grown to $16,353 - a 63.53% increase on the initial investment. For comparison, look at how the S&P 500 did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $37,674 - a 276.74% increase.
INVESTMENT SUMMARY
TOP TEN STOCKS AS OF FEBRUARY 28, 1997
                                      % OF FUND'S
                                      INVESTMENTS

Barrick Gold Corp.                    8.9

Newmont Mining Corp.                  7.8

Getchell Gold Corp.                   6.0

Euro-Nevada Mining Ltd.               5.7

Vaal Reefs Exploration & Mining ADR   3.8

Franco-Nevada Mining Corp.            3.5

Western Deep Levels Ltd. ADR          3.0

JCI Ltd.                              2.9

Western Areas Gold Mining Ltd. Ord.   2.6

Stillwater Mining Co.                 2.5

TOP INDUSTRIES AS OF FEBRUARY 28, 1997
Gold Ores (Canada) 33.1%
Gold Ores (South Africa) 23.1%
Gold Ores (U.S.) 19.3%
Gold Ores (Australia) 5.4%
Metal Mining (South Africa) 2.9%
All Others 16.2% *
Row: 1, Col: 1, Value: 16.2
Row: 1, Col: 2, Value: 2.9
Row: 1, Col: 3, Value: 5.4
Row: 1, Col: 4, Value: 19.3
Row: 1, Col: 5, Value: 23.4
Row: 1, Col: 6, Value: 33.1
* INCLUDES SHORT-TERM INVESTMENTS
% OF FUND'S INVESTMENTS
PRECIOUS METALS AND MINERALS PORTFOLIO
FUND TALK: THE MANAGERS' OVERVIEW



NOTE TO SHAREHOLDERS: Effective February 14, 1997, George Domolky (right) became Portfolio Manager of Fidelity Select Precious Metals and Minerals Portfolio. The following is an interview with Larry Rakers, who managed the fund during most of the period covered by the report, and George Domolky, who discusses his outlook.
Q. HOW DID THE FUND PERFORM, LARRY?
L.R. This year's performance was disappointing. For the 12 months that ended February 28, 1997, the fund was down 6.26% versus a gain of 26.16% for the Standard & Poor's 500 Index.
Q. THE SHARP DECLINE IN THE PRICE OF GOLD WAS OBVIOUSLY A MAJOR FACTOR,
RIGHT?
L.R. Absolutely. Gold fell from $410 an ounce near the beginning of the year to around $370 by the end of 1996. That's about a 10% decline. And the average gold stock falls or rises much faster than gold itself. So we were swimming against a strong current and, viewed from that perspective, our performance was very respectable.
Q. WHAT'S BEEN THE SUPPLY/DEMAND PICTURE FOR GOLD RECENTLY?
L.R. The world is actually consuming about 15% to 20% more gold than is mined each year. So based purely on consumption and production, there is an annual deficit of gold. However, European central banks have been selling gold because at the present time they consider it more advantageous to own U.S. dollars than gold bullion. The fact that the U.S. dollar has been so strong has exacerbated the problem. If the dollar should begin to weaken, we could see central banks switch from selling gold to buying it. But even if they don't make any new gold purchases and simply stop selling it, that would be bullish for gold because of the imbalance I mentioned earlier.
Q. SO WHAT HAS YOUR STRATEGY BEEN IN THIS KIND OF ENVIRONMENT?
L.R. My strategy has always been "gold price-neutral" as much as possible. That is, I've tried to position the fund to benefit whether gold goes up or not. The way you do that is by buying companies that are expanding their production and reserves, and by staying away from producers that have high-cost, no-growth profiles. At the same time, the central purpose of the fund is to provide an investment vehicle for those who are bullish on the price of precious metals. In line with that mandate, the fund holds many South African mining stocks that are sensitive to gold's ups and downs. While it's true that foreign investments involve greater risk than U.S. investments, we continue to feel that their potential justifies the added risk.
Q. WHAT ARE SOME OF THE STOCKS THAT PERFORMED WELL FOR YOU LAST YEAR?
L.R. The stocks that did well were the ones that were able to generate the most rapid growth in their production and reserves - companies such as Getchell Gold Corp., Euro-Nevada Mining Ltd. and Franco-Nevada Mining Corp.
Q. AND THE DISAPPOINTMENTS?
L.R. As a group, the South African mining stocks were weak because they are so sensitive to the price of gold. And Stillwater Mining was a disappointment because even though the company had great growth in reserves last year, that growth was offset by declines in the prices of platinum and palladium.
Q. GEORGE, WHAT'S YOUR OUTLOOK FOR THE FUND?
G.D. During the last four years, gold has remained in a range of $335 to $410 per ounce. At the current price of around $360, it is trading near the low end of that range. If gold should rally even as far as the range's midpoint in the $370 to $375 area, that would create a very favorable environment for gold stocks. In any event, my strategy will not be based on second-guessing the price of gold. The fund will continue to focus on companies offering the prospect of consistently increasing production and reserves.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND FACTS
START DATE: July 14, 1981
FUND NUMBER: 061
TRADING SYMBOL: FDPMX
SIZE: as of February 28, 1997, more than $325 million
MANAGER: George Domolky, since February
1997; manager, Fidelity Select American Gold
Portfolio, since February 1997; Fidelity Canada
Fund, 1987-1996; Fidelity Select Food and
Agriculture Portfolio, 1985-1987; joined Fidelity in 1981
(checkmark)
PRECIOUS METALS AND MINERALS PORTFOLIO
INVESTMENTS FEBRUARY 28, 1997

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 89.7%
 SHARES VALUE (NOTE 1)
AUSTRALIA - 8.6%
METALS & MINING - 0.8%
METAL MINING - 0.2%
Panorama Resources NL (warrants) (a)  2,650,000 $ 823,406
METAL MINING SERVICES - 0.5%
Acacia Resources Ltd. (a)  900,000  1,555,943
MISCELLANEOUS METAL ORES - 0.1%
Helix Resources NL  150,000  381,977
TOTAL METALS & MINING   2,761,326
PRECIOUS METALS - 7.8%
GOLD & SILVER ORES - 2.4%
Normandy Mining Ltd.   2,000,000  2,772,350
North Flinders Mines Ltd.   349,060  1,984,362
Plutonic Resources Ltd.   625,000  2,487,133
Sons of Gwalia NL  150,000  838,714
  8,082,559
GOLD ORES - 5.4%
Centaur Mining & Exploration Ltd. (a)  4,500,000  6,693,356
Great Central Mines NL  3,094,600  8,025,033
Great Central Mines NL sponsored ADR.  90,000  703,125
Leo Shield Exploration NL  412,000  221,383
Resolute Samantha Ltd.   1,000,000  2,336,250
Ross Mining NL  414,285  380,697
  18,359,844
TOTAL PRECIOUS METALS   26,442,403
TOTAL AUSTRALIA   29,203,729
CANADA - 33.7%
OIL & GAS - 0.6%
CRUDE PETROLEUM & GAS - 0.1%
Solomon Resources Ltd. (a)  200,000  233,892
OIL & GAS EXPLORATION - 0.5%
Southwestern Gold Corp.   135,000  1,578,774
TOTAL OIL & GAS   1,812,666
PRECIOUS METALS - 33.1%
GOLD & SILVER ORES - 0.6%
Consolidated Nevada
 Goldfields Corp. (a)  743,000  651,683
Consolidated Nevada Goldfields
 (warrants) (a)  371,500  3
Minorca Resources Ltd. (a)  342,000  1,487,337
  2,139,023
GOLD ORES - 32.4%
Agnico Eagle Mines Ltd.   587,200  8,390,717
Argosy Mining Corp. (a)  169,200  192,926
Barrick Gold Corp.   1,070,000  30,266,418
Bema Gold Corp.   33,400  278,303
Bre-X Minerals Ltd. (a)  431,300  6,178,767
Bresea Resources Ltd. (a)  111,100  840,467
Bro-X Minerals Ltd.   150,000  257,647
Cambior, Inc.   60,000  960,421
Eldorado Gold Corp. (a)  200,000  1,388,737
Euro-Nevada Mining Ltd.   588,400  19,267,127
First Dynasty Mines Ltd. (a)  100,000  328,911
Franco-Nevada Mining Corp.   250,200  11,777,130
Greenstone Resources Ltd. (a)  83,000  1,010,087
Indochina Goldfields Ltd. (a)  156,900  2,161,726
Indochina Goldfields Ltd. (a)(c)  34,000  468,443

 SHARES VALUE (NOTE 1)
Indochina Goldfields Ltd.
 (special warrants) (a)  70,000 $ 930,686
Kinross Gold Corp. (a)  238,500  1,699,649
Meridian Gold, Inc.   50,000  230,238
Meridian Gold, Inc. Install-
 ment Receipt (d)  2,212,000  6,143,771
Metallica Resources, Inc. (a)  177,500  629,226
Mountain Province Mining, Inc. (a)  200,000  643,204
Nelson Gold Ltd. (a)  1,048,900  881,654
Nevsun Resources Ltd. (a)  108,600  674,707
Orvana Minerals Corp. (a)  597,900  3,714,615
Prime Resources Group, Inc.   283,100  2,555,484
Repadre Capital Corp. (c)  100,000  646,859
Rio Narcea Gold Mines Ltd. (a)  700,000  2,941,929
South Pacific Resources, Inc. (a)  59,500  163,085
Sudbury Contact Mines Ltd. (a)  172,600  1,135,402
Sutton Resources (a)  30,000  592,040
TVI Pacific, Inc. (a)  1,318,000  1,213,814
TVX Gold, Inc. (a)  170,000  1,509,703
William Resources, Inc. (a)(c)  328,000  359,610
  110,433,503
SILVER ORES - 0.1%
Pan American Silver Corp. (a)  30,000  263,129
TOTAL PRECIOUS METALS   112,835,655
TOTAL CANADA   114,648,321
GHANA - 0.5%
PRECIOUS METALS - 0.5%
GOLD ORES - 0.5%
Ashanti Goldfields Co. Ltd. GDR  122,548  1,853,539
SOUTH AFRICA - 26.1%
METALS & MINING - 3.0%
METAL MINING - 2.9%
JCI Ltd.    912,500  9,935,092
MISCELLANEOUS METAL ORES - 0.1%
Potgietersrust Platinums Ltd. (a)   72,000  450,251
TOTAL METALS & MINING   10,385,343
PRECIOUS METALS - 23.1%
GOLD ORES - 23.1%
Avgold Ltd. (a)   686,605  1,527,322
Buffelsfontein Gold
 Mines Ltd. (a)   373,900  1,503,116
Consolidated Mining
 Corporation Ltd. (a)   33,000,000  8,402,011
De Beers Consolidated
 Mines Ltd. ADR   73,300  2,549,466
Driefontein Consolidated Ltd.:
 ADR   280,000  3,220,000
 Ord.    275,900  3,157,984
Durban Roodepoort  Deep Ltd (a):
 sponsored ADR    25,000  223,438
 (Reg.)    278,700  2,396,415
East Daggafontein Mining unit (a)  300,000  931,323
Gold Fields of South Africa Ltd.    24,400  697,532
Gold Fields of South Africa Ltd.
 sponsored ADR   163,700  4,685,913
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
PRECIOUS METALS - CONTINUED
GOLD ORES - CONTINUED
Harmony Gold Mining Co.
 Ltd. Class R (a)   858,200 $ 7,398,441
Oryx Gold Holdings Ltd. (a)   833,600  1,169,181
Randex Ltd. (a)   400,000  244,779
Randgold & Exploration Co. Ltd. (a)  553,000  4,662,367
Rustenberg Platinum Holdings Ltd.
 ADR (a)   30,204  502,142
Vaal Reefs Exploration & Mining
 ADR    1,662,000  12,880,500
 (Reg.)   29,300  2,231,446West Rand Consolidated Mines Ltd.
 (Reg.)   14,000  40,648
Western Areas Gold Mining
 Ltd. Ord.    628,000  8,695,924
Western Deep Levels Ltd.:
 ADR   290,500  10,122,109
 Ord.   45,500  1,585,260
TOTAL PRECIOUS METALS   78,827,317
TOTAL SOUTH AFRICA   89,212,660
UNITED KINGDOM - 0.1%
PRECIOUS METALS - 0.1%
GOLD ORES - 0.1%
Bakyrchik Gold PLC (a)   70,900  232,218
UNITED STATES OF AMERICA - 20.7%
METALS & MINING - 0.2%
COPPER ORES - 0.2%
Freeport McMoRan Copper & Gold,
 Inc. Class A   20,000  652,500
PRECIOUS METALS - 19.3%
GOLD ORES - 19.3%
Getchell Gold Corp. (a)   394,600  20,321,900
Newmont Gold Co.    49,000  2,388,750
Newmont Mining Corp.    561,600  26,676,000
Santa Fe Pacific Gold Corp.    257,000  4,818,750
Stillwater Mining Co. (a)   132,900  3,114,844
Stillwater Mining Co. (a)(c)   366,600  8,592,188
TOTAL PRECIOUS METALS   65,912,432
SECURITIES INDUSTRY - 1.2%
INVESTMENT MANAGERS - 1.2%
Pioneer Group, Inc.    170,000  3,973,750
TOTAL UNITED STATES OF AMERICA   70,538,682
TOTAL COMMON STOCKS
 (Cost $268,294,534)   305,689,149
CORPORATE BONDS - 0.7%
 PRINCIPAL VALUE (NOTE 1)
 AMOUNT
CANADA - 0.7%
PRECIOUS METALS - 0.7%
GOLD ORES - 0.7%
William Resources, Inc. 9.66%,
 1/23/02 (f) $ 2,250,000 $ 1,825,459
Randgold Financial 7%, 9/30/01 (c)  500,000  552,500
TOTAL CORPORATE BONDS
 (Cost $2,190,331)   2,377,959
CASH EQUIVALENTS - 9.6%
 SHARES
Taxable Central Cash Fund (b)
 (Cost $32,625,058)  32,625,058  32,625,058
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $303,109,923) $ 340,692,166
CURRENCY ABBREVIATIONS
CAD - Canadian dollar
LEGEND
1. Non-income producing
2. At period end, the seven-day yield on the Taxable Central Cash Fund was 5.31%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
3. Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $10,619,600 or 3.3% of net assets.
4. Purchased on an installment basis. Market value reflects only those payments made through February 28, 1997. The remaining installment aggregating CAD 5,530,000 is due July 31, 1997.
5. An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:

 PURCHASES SALES DIVIDEND VALUE
AFFILIATE COST COST INCOME
Buffelsfonstein Gold Mines Ltd.  $ 1,073,541 $ 1,255,425 $ - $ -
TOTALS  $ 1,073,541 $ 1,255,425 $ - $ -
6. Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $175,532,403 and $272,617,295, respectively (see Note 3 of Notes to Financial Statements).
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $43,075 for the period (see Note 4 of Notes to Financial Statements).
At the period end, the value of securities loaned and the value of collateral amounted to $2,343,700 and $2,500,000, respectively (see Note 6 of Notes to Financial Statements).
The fund participated in the bank borrowing program. The maximum loan and average daily balances during the period for which loans were outstanding amounted to $6,590,000 and $4,105,250, respectively. The weighted average interest rate was 5.7% (see Note 7 of Notes to Financial Statements). INCOME TAX INFORMATION
At February 28, 1997, the aggregate cost of investment securities for income tax purposes was $303,803,712. Net unrealized appreciation aggregated $36,888,454 of which $54,884,084 related to appreciated investment securities and $17,995,630 related to depreciated investment securities.
At February 28, 1997, the fund had a capital loss carryforward of approximately $1,376,000 which will expire on February 28, 2001.
A total of 35% of the dividends distributed during the fiscal year qualifies for the dividends-received deduction for corporate shareholders (unaudited).
The fund will notify shareholders in January 1998 of the applicable percentage for use in preparing 1997 income tax returns.
PRECIOUS METALS AND MINERALS PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
 FEBRUARY 28, 1997



ASSETS


Investment in securities, at value                                                                                    $ 340,692,166

(cost $303,109,923) - See accompanying schedule


Receivable for investments sold                                                                                        8,387,739


Receivable for fund shares sold                                                                                        12,495,132


Dividends receivable                                                                                                   787,264


Interest receivable                                                                                                    98,928


Redemption fees receivable                                                                                             20,055


 TOTAL ASSETS                                                                                                          362,481,284


LIABILITIES


Payable for investments purchased                                                                      $ 28,275,047


Payable for fund shares redeemed                                                                        5,749,348


Accrued management fee                                                                                  132,653


Other payables and                                                                                      237,891

accrued expenses


Collateral on securities loaned,                                                                        2,500,000

at value


 TOTAL LIABILITIES                                                                                                     36,894,939


NET ASSETS                                                                                                            $ 325,586,345


Net Assets consist of:


Paid in capital                                                                                                       $ 290,084,509


Distributions in excess of net investment income                                                                       (44,636

                                                                                                                      )


Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions                    (2,036,173

                                                                                                                      )


Net unrealized appreciation (depreciation) on investments                                                              37,582,645

and assets and liabilities in

foreign currencies


NET ASSETS, for 16,610,630                                                                                            $ 325,586,345

shares outstanding


NET ASSET VALUE and redemption price per share ($325,586,345 (divided by) 16,610,630 shares)                           $19.60


Maximum offering price per share (100/97.00 of $19.60)                                                                 $20.21



STATEMENT OF OPERATIONS
 YEAR ENDED FEBRUARY 28, 1997


INVESTMENT INCOME                                                                 $ 4,551,720
Dividends

Interest (including income on                                                      624,578
securities loaned of $6,008)

 TOTAL INCOME                                                                      5,176,298

EXPENSES

Management fee                                                     $ 2,005,219

Transfer agent fees                                                 2,756,564

Accounting and security lending fees                                333,834

Non-interested trustees' compensation                               1,519

Custodian fees and expenses                                         109,106

Registration fees                                                   99,822

Audit                                                               23,859

Legal                                                               2,393

Interest                                                            2,579

Reports to shareholders                                             40,158

Miscellaneous                                                       3,961

 Total expenses before reductions                                   5,379,014

 Expense reductions                                                 (21,297        5,357,717
                                                                   )

NET INVESTMENT INCOME (LOSS)                                                       (181,419
                                                                                  )

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities (including                                   16,412,355
 realized gain/(loss) of
 $467,365 and $558,714 on
 sale of investments in precious
 metals and affiliated issuers,
 respectively)

 Foreign currency transactions                                      440            16,412,795

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                              (43,174,276
                                                                   )

 Assets and liabilities in                                          836            (43,173,440
 foreign currencies                                                               )

NET GAIN (LOSS)                                                                    (26,760,645
                                                                                  )

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                   $ (26,942,064
                                                                                  )

OTHER INFORMATION                                                                 $ 669,762
Sales charges paid to FDC

 Deferred sales charges withheld                                                  $ 45,427
 by FDC

 Exchange fees withheld by FSC                                                    $ 151,170

 Expense reductions                                                               $ 18,764
 Directed brokerage arrangements

  Custodian interest credits                                                       2,224

  Transfer agent interest credits                                                  309

                                                                                  $ 21,297


STATEMENT OF CHANGES IN NET ASSETS
INCREASE         YEAR ENDED     YEAR ENDED
(DECREASE) IN    FEBRUARY 28,   FEBRUARY 29,
NET ASSETS       1997           1996

Operations          $ (181,419      $ 1,477,464
Net                 )
investment
income (loss)

 Net realized        16,412,795      29,509,771
gain (loss)

 Change in           (43,173,440     86,598,754
net                 )
unrealized
appreciation
(depreciation
)

 NET INCREASE        (26,942,064     117,585,989
(DECREASE)          )
IN NET
ASSETS
RESULTING
FROM
OPERATIONS

Distributions to     (846,595        (1,115,809
shareholders        )               )

From net
investment
income

 In excess of        (176,411        -
net                 )
investment
income

 TOTAL               (1,023,006      (1,115,809
DISTRIBUTION        )               )
S

Share                435,994,024     820,033,799
transactions
Net proceeds
from sales of
shares

 Reinvestmen         1,004,423       1,089,810
t of
distributions

 Cost of             (552,635,513    (837,693,561
shares              )               )
redeemed

 Paid in             1,992,596       3,091,710
capital
portion of
redemption
fees

 NET INCREASE        (113,644,470    (13,478,242
(DECREASE)          )               )
IN NET
ASSETS
RESULTING
FROM SHARE
TRANSACTIO
NS

  TOTAL              (141,609,540    102,991,938
INCREASE            )
(DECREASE)
IN NET ASSETS


NET ASSETS

 Beginning of        467,195,885     364,203,947
period

 End of period      $ 325,586,345   $ 467,195,885
(including
under
(over)
distribution
of net
investment
income of
$(44,636)
and
$846,595,
respectivel
y)

OTHER
INFORMATION
Shares

 Sold                22,221,455      44,966,074

 Issued in           48,973          63,583
reinvestment
of
distributions

 Redeemed            (27,946,037     (46,598,892
                    )               )

 Net increase        (5,675,609)     (1,569,235)
(decrease)


SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

             YEAR ENDED     YEAR ENDED     YEARS ENDED FEBRUARY 28,          TEN MONTHS
             FEBRUARY 28,   FEBRUARY 29,                                     ENDED
                                                                             FEBRUARY 28,

SELECTED     1997           1996           1995                       1994   1993
PER-SHARE
DATA D


Net asset        $ 20.96     $ 15.27     $ 16.62     $ 9.86      $ 9.90
value,
beginning of
period

Income from
Investment
Operations

 Net              (.01)       .07         .17         .21         .09
investment
income (loss)

 Net realized     (1.42)      5.54        (1.42)      6.48        (.05)
and
unrealized
gain (loss)

 Total from       (1.43)      5.61        (1.25)      6.69        .04
investment
operations

Less
Distributions

 From net         (.04)       (.06)       (.18)       (.19)       (.17)
investment
income

 In excess of     (.01)       -           (.05)       (.02)       -
net
investment
income

 Total            (.05)       (.06)       (.23)       (.21)       (.17)
distributions

Redemption        .12         .14         .13         .28         .09
fees added to
paid in
capital

Net asset        $ 19.60     $ 20.96     $ 15.27     $ 16.62     $ 9.86
value, end of
period

TOTAL             (6.26)%     37.74%      (6.86)%     70.58%      1.51%
RETURN B, C

RATIOS AND
SUPPLEMENT
AL DATA

Net assets,      $ 325,586   $ 467,196   $ 364,204   $ 409,212   $ 137,922
end of period
(000 omitted)

Ratio of          1.62%       1.52%       1.46%       1.55%       1.73%
expenses to                                                      A
average net
assets

Ratio of          1.61%       1.52%       1.46%       1.55%       1.73%
expenses to      E                                               A
average net
assets after
expense
reductions

Ratio of net      (.05)%      .39%        .99%        1.38%       1.12%
investment                                                       A
income (loss)
to average
net assets

Portfolio         54%         53%         43%         73%         36%
turnover rate                                                    A

Average          $ .0141
commission
rate F


A ANNUALIZED B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT
BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 8 OF NOTES TO FINANCIAL
STATEMENTS). C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS
OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. D NET INVESTMENT INCOME (LOSS) PER SHARE
HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD E FMR
OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR
REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 8 OF NOTES TO FINANCIAL
STATEMENTS). F FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS
REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON
WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND
FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE
TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.


COMPUTERS PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value), but does not include certain fees paid by shareholders upon exchange or redemption. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED                   PAST 1   PAST 5    PAST 10
FEBRUARY 28, 1997               YEAR     YEARS     YEARS

COMPUTERS                       23.97%   217.71%   318.23%

COMPUTERS                       20.25%   208.18%   305.68%
(INCL. 3% SALES CHARGE)

S&P 500                         26.16%   118.75%   276.74%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one, five, or 10 years. You can compare the fund's returns to the performance of the S&P 500 - a widely recognized, unmanaged index of common stocks. This benchmark reflects reinvestment of dividends and capital gains, if any, and excludes the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED             PAST 1   PAST 5   PAST 10
FEBRUARY 28, 1997         YEAR     YEARS    YEARS

COMPUTERS                 23.97%   26.01%   15.38%

COMPUTERS                 20.25%   25.25%   15.03%
(INCL. 3% SALES CHARGE)

S&P 500                   26.16%   16.94%   14.16%

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

UNDERSTANDING PERFORMANCE
How a fund did yesterday is no guarantee of
how it will do tomorrow. The stock market, for
example, has a history of growth in the long run
and volatility in the short run. Unlike the broader
market, however, some sectors may not have
a history of growth in the long run. And, as
with all stock funds, the share price and
return of a fund that invests in a sector will
vary. That means if you sell your shares
during a sector downturn, you might lose
money. But if you can identify a sector that is
about to experience rapid growth you may
have the potential for above-average gains.
(checkmark)
$10,000 OVER 10 YEARS
1987/02/28       9700.00                    10000.00
  1987/03/31       9766.27                    10289.00
  1987/04/30      10001.24                    10197.43
  1987/05/31       9959.07                    10286.15
  1987/06/30       9754.22                    10805.60
  1987/07/31       9916.89                    11353.44
  1987/08/31      10597.70                    11776.92
  1987/09/30      10688.07                    11519.01
  1987/10/31       6916.52                     9037.81
  1987/11/30       5982.67                     8293.10
  1987/12/31       6889.21                     8924.20
  1988/01/31       6528.91                     9299.91
  1988/02/29       7119.05                     9733.29
  1988/03/31       7007.24                     9432.53
  1988/04/30       7367.54                     9537.23
  1988/05/31       7150.11                     9620.20
  1988/06/30       7827.23                    10061.77
  1988/07/31       7237.08                    10023.54
  1988/08/31       6547.54                     9682.74
  1988/09/30       6721.48                    10095.22
  1988/10/31       6181.03                    10375.87
  1988/11/30       6143.76                    10227.49
  1988/12/31       6541.33                    10406.47
  1989/01/31       6926.48                    11168.23
  1989/02/28       6802.24                    10890.14
  1989/03/31       6479.21                    11143.88
  1989/04/30       7206.02                    11722.25
  1989/05/31       7845.87                    12197.00
  1989/06/30       6914.05                    12127.48
  1989/07/31       7038.30                    13222.59
  1989/08/31       7143.90                    13481.75
  1989/09/30       7311.63                    13426.47
  1989/10/31       7069.36                    13114.98
  1989/11/30       6914.05                    13382.52
  1989/12/31       6988.60                    13703.71
  1990/01/31       6926.48                    12784.19
  1990/02/28       7553.90                    12949.10
  1990/03/31       8094.35                    13292.25
  1990/04/30       7876.93                    12959.95
  1990/05/31       8901.92                    14223.54
  1990/06/30       9063.44                    14126.82
  1990/07/31       8417.38                    14081.62
  1990/08/31       7081.78                    12808.64
  1990/09/30       6615.87                    12184.86
  1990/10/31       6864.36                    12132.46
  1990/11/30       7994.96                    12916.22
  1990/12/31       8274.97                    13276.58
  1991/01/31       9685.48                    13855.44
  1991/02/28      10312.37                    14846.11
  1991/03/31      11127.33                    15205.38
  1991/04/30      10406.41                    15241.87
  1991/05/31      10932.99                    15900.32
  1991/06/30       9444.29                    15172.09
  1991/07/31      10393.24                    15879.11
  1991/08/31      11038.78                    16255.44
  1991/09/30      10457.79                    15983.98
  1991/10/31      10251.22                    16198.16
  1991/11/30       9547.57                    15545.38
  1991/12/31      10819.29                    17323.77
  1992/01/31      11948.99                    17001.55
  1992/02/29      12768.83                    17222.57
  1992/03/31      11761.79                    16886.73
  1992/04/30      11380.92                    17383.20
  1992/05/31      11522.93                    17468.37
  1992/06/30      10412.60                    17208.09
  1992/07/31      10922.58                    17911.90
  1992/08/31      10296.40                    17544.71
  1992/09/30      10806.38                    17751.74
  1992/10/31      11658.50                    17813.87
  1992/11/30      12381.51                    18421.32
  1992/12/31      13194.89                    18647.90
  1993/01/31      13963.09                    18804.55
  1993/02/28      13007.68                    19060.29
  1993/03/31      13265.90                    19462.46
  1993/04/30      12889.13                    18991.47
  1993/05/31      14399.27                    19500.44
  1993/06/30      13823.03                    19556.99
  1993/07/31      14399.27                    19478.76
  1993/08/31      15253.69                    20217.01
  1993/09/30      15684.21                    20061.34
  1993/10/31      15684.21                    20476.61
  1993/11/30      16353.17                    20282.08
  1993/12/31      17003.98                    20527.49
  1994/01/31      18100.33                    21225.43
  1994/02/28      18868.48                    20650.22
  1994/03/31      18672.95                    19749.87
  1994/04/30      18554.24                    20002.67
  1994/05/31      18540.27                    20330.71
  1994/06/30      17017.95                    19832.61
  1994/07/31      17555.65                    20483.12
  1994/08/31      19657.58                    21322.93
  1994/09/30      19517.91                    20800.52
  1994/10/31      20251.15                    21268.53
  1994/11/30      20369.86                    20493.93
  1994/12/31      20481.59                    20797.85
  1995/01/31      19853.11                    21337.14
  1995/02/28      21417.33                    22168.65
  1995/03/31      23065.36                    22822.85
  1995/04/30      24897.97                    23494.98
  1995/05/31      26128.72                    24434.07
  1995/06/30      28986.33                    25001.68
  1995/07/31      32629.07                    25830.73
  1995/08/31      33357.62                    25895.57
  1995/09/30      35267.41                    26988.36
  1995/10/31      33987.14                    26892.01
  1995/11/30      33166.64                    28072.57
  1995/12/31      31097.27                    28613.25
  1996/01/31      30897.88                    29587.24
  1996/02/29      32724.32                    29861.52
  1996/03/31      29956.75                    30149.08
  1996/04/30      33249.52                    30593.48
  1996/05/31      34398.56                    31382.49
  1996/06/30      31898.17                    31502.05
  1996/07/31      29761.92                    30110.29
  1996/08/31      31048.53                    30745.32
  1996/09/30      34859.80                    32475.67
  1996/10/31      36696.66                    33371.34
  1996/11/30      41689.34                    35893.88
  1996/12/31      40929.72                    35182.83
  1997/01/31      46176.26                    37381.05
  1997/02/28      40568.18                    37674.12
Let's say hypothetically that $10,000 was invested in Fidelity Select Computers Portfolio on February 28, 1987, and the current maximum 3% sales charge was paid. As the chart shows, by February 28, 1997, the value of the investment would have grown to $40,568 - a 305.68% increase on the initial investment. For comparison, look at how the S&P 500 did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $37,674 - a 276.74% increase. INVESTMENT SUMMARY
TOP TEN STOCKS AS OF FEBRUARY 28, 1997
                                        % OF FUND'S
                                        INVESTMENTS

Seagate Technology                      11.3

Intel Corp.                             6.7

Applied Magnetics Corp.                 4.7

Ascend Communications, Inc.             4.1

Quantum Corp.                           3.9

Read-Rite Corp.                         3.4

Silicon Graphics, Inc.                  3.4

Western Digital Corp.                   3.4

Atmel Corp.                             2.8

International Business Machines Corp.   2.6

TOP INDUSTRIES AS OF FEBRUARY 28, 1997
Row: 1, Col: 1, Value: 33.4
Row: 1, Col: 2, Value: 3.7
Row: 1, Col: 3, Value: 8.800000000000001
Row: 1, Col: 4, Value: 12.2
Row: 1, Col: 5, Value: 19.7
Row: 1, Col: 6, Value: 22.2
Semiconductors 22.2%
Computer Storage Devices 19.7%
Computer Peripherals 12.2%
Telephone Equipment 8.8%
Computers & Office
Equipment 3.7%
All Others 33.4% *
* INCLUDES SHORT-TERM INVESTMENTS
% OF FUND'S INVESTMENTS
COMPUTERS PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW



NOTE TO SHAREHOLDERS: Michael Tempero became Portfolio Manager of Fidelity Select Computers Portfolio on January 17, 1997.
Q. HOW DID THE FUND PERFORM, MIKE?
A. The fund performed pretty well over the course of the year, posting strong growth during the second half after a trying first six months. For the 12 months that ended February 28, 1997, the fund was up 23.97%, slightly below the 26.16% rise in the Standard & Poor's 500 Index over the same time frame.
Q. WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE OVER THE PAST YEAR?
A. There were different circumstances affecting the industry during each half of the period. Over the first six months, we saw some disappointing earnings reports from a couple of key computer companies, as well as a downturn in the sector during the late spring. During that downturn, the technology sector, which had high valuations and is generally one of the most volatile sectors of the market, was hurt quite badly. Another important factor was that PC manufacturers had high inventory levels of component parts. This affected the business of the component suppliers, particularly the manufacturers of PC disk drives. During the second half of the period, the overly high inventory levels were reduced, and demand picked up again for the component suppliers, led by the disk drive companies. In short, the story of the fund's performance over the past six months has been the story of the outstanding performance of the disk drive manufacturers and their suppliers - including Seagate, Applied Magnetics, Quantum and Read-Rite. Shareholders should note that computers remain a most volatile industry; while the fund appreciated more than 30% during the second half of the period, it was down over 14% in February due to a downturn in the broader technology sector. Volatility comes with this territory, and sometimes there are no safe havens.
Q. WHILE SEVEN OF THE FUND'S TOP 10 HOLDINGS AT THE END OF THE PERIOD WERE DIFFERENT THAN SIX MONTHS AGO, SEAGATE REMAINS ONE OF THE LARGEST INVESTMENTS. WHAT'S THE STORY THERE?
A. Seagate represented more than 11% of the fund's investments on February 28, more than twice its position six months ago and a stake that helped the fund's performance quite a bit; its stock price almost doubled over the period. There's been a shortage of supply in the disk drive market lately and Seagate, one of the industry leaders, has been able to command premium prices for its products. Of the two other holdovers, Intel, the industry's leading semiconductor manufacturer, was up over 70% during the past six months and more than doubled during the past year; Ascend Communications, a networking company, performed well, but has retreated recently following some key mergers and earnings disappointments in its market.
Q. LET'S LOOK AT SOME OF THE NEW TOP 10 HOLDINGS. TWO OF THEM, APPLIED MAGNETICS AND READ-RITE, ARE IN POTENTIAL MERGER DISCUSSIONS. WHAT EFFECT HAS THIS HAD ON THEIR STOCKS?
A. These two companies make the heads for the disk drives I mentioned earlier, and the stocks of both more than doubled over the past six months. Applied Magnetics' stock has retreated significantly during the past month over what I believe are investor concerns about the dilution of its stock should the merger take place; Read-Rite's stock has held on to its gains. Another new large holding is EMC, a leader in storage devices for larger systems. Its stock almost doubled over the past six months as it continued both to take market share from its competitors and to introduce new products.
Q. WHAT WERE THE DISAPPOINTMENTS OVER THE PERIOD?
A. The fund lost a lot of ground in February as the market began to feel that the shortage in disk drives, as well as the premium prices disk drive manufacturers have been commanding, was coming to an end. I believe the market is incorrect in its assessment, but the fund did see some of its top holdings drop in price during the last month of the period.
Q. WHAT'S YOUR OUTLOOK FOR THE FUTURE?
A. That's a tough question. I think PC demand will continue to be strong. There could be pressures on this market in 1997, including the fear that corporate capital spending - which represents about 70% of the PC market - might slow. On the other hand, there's the feeling that corporations need to upgrade their systems. While things might not be as good as they were in the second half of 1996, I don't think they'll be poor.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND FACTS
START DATE: July 29, 1985
FUND NUMBER: 007
TRADING SYMBOL: FDCPX
SIZE: as of February 28, 1997, more than $604 million
MANAGER: Michael Tempero, since January
1997; manager, Fidelity Select Insurance
Portfolio, 1995-February 1997; Fidelity Select
Natural Gas Portfolio, 1994-1995; analyst, oil and gas exploration and production, conglomerates and household products; joined
Fidelity in 1993
(checkmark)
COMPUTERS PORTFOLIO
INVESTMENTS FEBRUARY 28, 1997

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 90.2%
 SHARES VALUE (NOTE 1)
COMMUNICATIONS EQUIPMENT - 10.5%
DATACOMMUNICATIONS EQUIPMENT - 1.7%
Cisco Systems, Inc. (a)  102,900 $ 5,723,809
Dynatech Corp. (a)  900  25,200
3Com Corp. (a)  145,500  4,817,414
  10,566,423
TELEPHONE EQUIPMENT - 8.8%
Ascend Communications, Inc. (a)  493,100  25,764,475
Lucent Technologies, Inc.   57,500  3,097,813
Nokia Corp. AB sponsored ADR  200,000  11,700,000
Northern Telecom Ltd.   200,000  14,377,079
  54,939,367
TOTAL COMMUNICATIONS EQUIPMENT   65,505,790
COMPUTER SERVICES & SOFTWARE - 7.7%
COMPUTER & SOFTWARE STORES - 0.1%
Intelligent Electronics, Inc. (a)  100,000  350,000
COMPUTER SERVICES - 2.0%
BDM International, Inc. (a)  27,800  1,167,600
Clarify, Inc. (a)  36,500  935,313
CompuCom Systems, Inc. (a)  887,800  6,658,500
Computer Learning Centers, Inc. (a)  128,000  3,936,000
  12,697,413
CUSTOM COMPUTER PROGRAMMING SERVICES - 0.3%
Analysts International Corp.   33,400  901,800
CACI International, Inc. Class A (a)  50,000  843,750
  1,745,550
DATA PROCESSING - 2.7%
First Data Corp.   60,000  2,197,500
NCR Corp. (a)  450,000  14,850,000
  17,047,500
ELECTRONIC INFORMATION RETRIEVE - 0.0%
Ontrack Data International, Inc. (a)  4,000  73,500
PREPACKAGED COMPUTER SOFTWARE - 2.6%
Electronic Arts, Inc. (a)  110,200  3,443,750
Electronics for Imaging, Inc. (a)  289,200  11,134,200
Fuji Soft, Inc.   900  24,180
Remedy Corp. (a)  2,800  107,450
Scopus Technology, Inc. (a)  19,800  433,125
Vantive Corp. (a)  35,000  778,750
  15,921,455
TOTAL COMPUTER SERVICES & SOFTWARE   47,835,418
COMPUTERS & OFFICE EQUIPMENT - 44.1%
COMPUTER EQUIPMENT - 0.7%
GVC Corp. GDR (a)(c)  113,071  1,158,978
Stratus Computer, Inc. (a)  87,600  2,967,450
  4,126,428
COMPUTER EQUIPMENT - WHOLESALE - 0.6%
Pomeroy Computer Resources, Inc. (a)  161,800  4,004,550
COMPUTER PERIPHERALS - 12.2%
Applied Magnetics Corp. (a)  757,600  29,451,700
Creative Technology Corp. Ltd.   452,600  5,579,709
EMC Corp. (a)  439,500  15,822,000
Procom Technology, Inc. (d)  162,200  2,493,825
Sigma Designs, Inc. (a)  305,100  1,525,500
Stormedia, Inc. Class A (a)  15,600  222,300
Western Digital Corp. (a)  354,200  20,897,800
  75,992,834

 SHARES VALUE (NOTE 1)
COMPUTER RENTAL & LEASING - 1.1%
Comdisco, Inc.   213,800 $ 6,654,525
COMPUTER STORAGE DEVICES - 19.7%
Adaptec, Inc. (a)  148,700  5,659,894
Apex PC Solutions, Inc.   100,000  925,000
Quantum Corp. (a)  619,400  24,621,150
Read-Rite Corp. (a)  700,000  21,481,250
Seagate Technology (a)  1,487,200  70,270,200
  122,957,494
COMPUTERS & OFFICE EQUIPMENT - 3.7%
Canon, Inc.   46,000  964,192
Data General Corp. (a)  250,000  4,843,750
Diebold, Inc.   18,150  762,300
International Business Machines Corp.   114,300  16,430,625
  23,000,867
ELECTRONIC COMPUTERS - 0.8%
Micron Electronics, Inc. (a)  250,000  4,843,750
GRAPHICS WORKSTATIONS - 3.5%
Silicon Graphics, Inc. (a)  868,900  20,962,213
Sun Microsystems, Inc. (a)  33,400  1,031,225
  21,993,438
MAINFRAME COMPUTERS - 0.6%
Amdahl Corp. (a)  392,300  3,873,963
MINI & MICRO COMPUTERS - 1.2%
Compaq Computer Corp. (a)  73,200  5,801,100
Sequent Computer Systems, Inc. (a)  100,000  1,718,750
  7,519,850
TOTAL COMPUTERS & OFFICE EQUIPMENT   274,967,699
ELECTRICAL EQUIPMENT - 1.2%
American Power Conversion Corp. (a)  350,000  7,306,250
ELECTRONICS - 23.4%
ELECTRONIC PARTS - WHOLESALE - 0.1%
PC Service Source, Inc. (a)  49,000  373,625
ELECTRONICS & ELECTRONIC COMPONENTS - 1.1%
Photronics, Inc. (a)  83,200  2,870,400
TDK Corp.   60,000  4,032,439
  6,902,839
SEMICONDUCTORS - 22.2%
Advanced Micro Devices, Inc. (a)  100,000  3,587,500
Altera Corp. (a)  150,000  6,806,250
Analog Devices, Inc. (a)  185,000  4,301,250
Atmel Corp. (a)  462,200  17,274,725
Chips & Technologies, Inc. (a)  39,400  502,350
Etec Systems, Inc. (a)  195,000  7,068,750
Integrated Device Technology, Inc. (a)  494,800  5,442,800
Intel Corp.   292,400  41,484,250
Linear Technology Corp.   264,500  12,034,750
Maxim Integrated Products, Inc. (a)  195,900  9,721,538
Motorola, Inc.   71,000  3,967,125
National Semiconductor Corp. (a)  331,300  8,655,213
SGS Thomson Microelectronics NV (a)  120,000  7,920,000
Storage Technology Corp. (a)  100  4,175
Unitrode Corp. (a)  44,700  1,631,550
VLSI Technology, Inc. (a)  50,000  934,375
Vitesse Semiconductor Corp. (a)  50,000  2,096,875
Zilog, Inc. (a)  216,400  5,112,450
  138,545,926
TOTAL ELECTRONICS   145,822,390
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
MEDICAL EQUIPMENT & SUPPLIES - 0.7%
OPHTHALMIC GOODS - 0.7%
Hoya Corp.   102,000 $ 4,360,824
PHOTOGRAPHIC EQUIPMENT - 0.1%
Minolta Camera Co. Ltd.   154,000  954,294
PRINTING - 1.4%
COMMERCIAL PRINTING, LITHOGRAPHIC - 1.4%
ASM Lithography Holding NV (a)  137,000  9,110,500
RETAIL & WHOLESALE, MISCELLANEOUS - 0.3%
MAIL ORDER - 0.3%
Global Directmail Corp. (a)  50,000  1,675,000
TELEPHONE SERVICES - 0.8%
WorldCom, Inc. (a)  200,000  5,325,000
TOTAL COMMON STOCKS
 (Cost $488,532,134)   562,863,165
CASH EQUIVALENTS - 9.8%

Taxable Central Cash Fund (b)
 (Cost $60,931,333)  60,931,333  60,931,333
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $549,463,467) $ 623,794,498
LEGEND
1. Non-income producing
2. At period end, the seven-day yield on the Taxable Central Cash Fund was 5.31%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
3. Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $1,158,978 or 0.2% of net assets.
4. A company in which the fund has ownership of at least 5% of the voting securities is an affiliated company. Transactions during the period with companies that are or were affiliates are as follows:
 PURCHASES SALES DIVIDEND VALUE
AFFILIATE COST COST INCOME
C.P. Clare Corp.  $ - $ - $ - $ -
Insignia Solutions PLC sponsored ADR   -  -  -  -
Procom Technology, Inc.   60,888  -  -  2,493,825
Totals  $ 60,888 $ - $ - $ 2,493,825
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $1,295,474,250 and $1,297,209,430, respectively (see Note 3 of Notes to Financial Statements).
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $198,215 for the period (see Note 4 of Notes to Financial Statements).
At the period end, the value of securities loaned and the value of collateral amounted to $27,960,672 and $28,453,500, respectively (see Note 6 of Notes to Financial Statements).
The fund participated in the bank borrowing program. The maximum loan and average daily balance during the period for which the loan was outstanding amounted to $4,844,000. The weighted average interest rate was 5.60% (see
Note 7 of Notes to Financial Statements).
INCOME TAX INFORMATION
At February 28, 1997, the aggregate cost of investment securities for income tax purposes was $550,640,034. Net unrealized appreciation aggregated $73,154,464, of which $106,399,791 related to appreciated investment securities and $33,245,327 related to depreciated investment securities.
The fund hereby designates approximately $29,796,000 as a capital gain dividend for the purpose of the dividend paid deduction.
A total of 6% of the dividends distributed during the fiscal year qualifies for the dividends-received deduction for corporate shareholders (unaudited).
The fund will notify shareholders in January 1998 of the applicable percentage for use in preparing 1997 income tax returns.
COMPUTERS PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
 FEBRUARY 28, 1997




ASSETS

Investment in securities, at value                                                                                  $ 623,794,498
(cost $549,463,467) - See accompanying schedule

Receivable for investments sold                                                                                     16,057,076

Receivable for fund shares sold                                                                                      5,065,740

Dividends receivable                                                                                              76,668

Interest receivable                                                                                              351,072

Redemption fees receivable                                                                                        6,265

Other receivables                                                                                               52,187

 TOTAL ASSETS                                                                                                        645,403,506

LIABILITIES

Payable for investments purchased                                                                  $ 196,071

Payable for fund shares redeemed                                                                    11,642,455

Accrued management fee                                                                                354,151

Other payables and accrued expenses                                                                 470,850

Collateral on securities loaned,                                                                      28,453,500
at value

 TOTAL LIABILITIES                                                                                                  41,117,027

NET ASSETS                                                                                                        $ 604,286,479

Net Assets consist of:

Paid in capital                                                                                                    $ 456,253,076

Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions              73,702,512

Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies         74,330,891

NET ASSETS, for 12,523,508 shares outstanding                                                                      $ 604,286,479

NET ASSET VALUE and redemption price per share ($604,286,479 (divided by) 12,523,508 shares)                         $48.25

Maximum offering price per share (100/97.00 of $48.25)                                                               $49.74


STATEMENT OF OPERATIONS
 YEAR ENDED FEBRUARY 28, 1997


INVESTMENT INCOME                                                                 $ 731,493
Dividends

Interest (including income on                                                      2,618,872
securities loaned of $136,306)

 TOTAL INCOME                                                                      3,350,365

EXPENSES

Management fee                                                     $ 3,309,228

Transfer agent fees                                                 4,038,434

Accounting and security lending fees                                526,894

Non-interested trustees' compensation                               3,231

Custodian fees and expenses                                         32,244

Registration fees                                                   51,988

Audit                                                               57,762

Legal                                                               24,291

Interest                                                            2,261

Miscellaneous                                                       19,458

 Total expenses before reductions                                   8,065,791

 Expense reductions                                                 (198,933       7,866,858
                                                                   )

NET INVESTMENT INCOME (LOSS)                                                       (4,516,493
                                                                                  )

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                              104,429,723

 Foreign currency transactions                                      (888           104,428,835
                                                                   )

Change in net unrealized appreciation (depreciation) on:

  Investment securities                                             8,120,089

  Assets and liabilities in                                         (116           8,119,973
  foreign currencies                                               )

NET GAIN (LOSS)                                                                    112,548,808

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                   $ 108,032,315

OTHER INFORMATION                                                                 $ 2,540,952
Sales charges paid to FDC

 Deferred sales charges withheld                                                  $ 5,155
 by FDC

 Exchange fees withheld by FSC                                                    $ 196,275

 Expense Reductions                                                               $ 192,125
 Directed brokerage arrangements

  Custodian interest credits                                                       3,562

  Transfer agent interest credits                                                  3,246

                                                                                  $ 198,933


STATEMENT OF CHANGES IN NET ASSETS
INCREASE         YEAR ENDED     YEAR ENDED
(DECREASE) IN    FEBRUARY 28,   FEBRUARY 29,
NET ASSETS       1997           1996

Operations          $ (4,516,493    $ (2,669,832
Net                 )               )
investment
income (loss)

 Net realized        104,428,835     102,860,639
gain (loss)

 Change in           8,119,973       47,678,623
net
unrealized
appreciation
(depreciation
)

 NET INCREASE        108,032,315     147,869,430
(DECREASE)
IN NET
ASSETS
RESULTING
FROM
OPERATIONS

Distributions to     (31,596,668     (63,147,066
shareholders        )               )
from net
realized
gains

Share                659,275,361     837,037,606
transactions
Net proceeds
from sales of
shares

 Reinvestmen         31,233,988      62,103,715
t of
distributions

 Cost of             (691,302,094    (672,703,503
shares              )               )
redeemed

 Paid in             1,306,734       1,162,861
capital
portion of
redemption
fees

 NET INCREASE        513,989         227,600,679
(DECREASE)
IN NET
ASSETS
RESULTING
FROM SHARE
TRANSACTIO
NS

  TOTAL              76,949,636      312,323,043
INCREASE
(DECREASE)
IN NET ASSETS


NET ASSETS

 Beginning of        527,336,843     215,013,800
period

 End of period      $ 604,286,479   $ 527,336,843

OTHER
INFORMATION
Shares

 Sold                14,415,549      20,220,825

 Issued in           674,688         1,547,662
reinvestment
of
distributions

 Redeemed            (15,418,220     (15,928,239
                    )               )

 Net increase        (327,983)       5,840,248
(decrease)


SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

             YEAR ENDED     YEAR ENDED     YEARS ENDED FEBRUARY 28,          TEN MONTHS
             FEBRUARY 28,   FEBRUARY 29,                                     ENDED
                                                                             FEBRUARY 28,

SELECTED     1997           1996           1995                       1994   1993
PER-SHARE
DATA D


Net asset        $ 41.03     $ 30.67     $ 27.02     $ 20.15     $ 17.63
value,
beginning of
period

Income from
Investment
Operations

 Net              (.36)       (.23)       (.31)       (.21) F     (.15)
investment
income (loss)

 Net realized     9.94        16.10       3.68        8.66        2.44
and
unrealized
gain (loss)

 Total from       9.58        15.87       3.37        8.45        2.29
investment
operations



Less              (2.47)      (5.61)      -           (1.80)      -
distributions
from net
realized gain

Redemption        .11         .10         .28         .22         .23
fees added to
paid in
capital

Net asset        $ 48.25     $ 41.03     $ 30.67     $ 27.02     $ 20.15
value, end of
period

TOTAL             23.97%      52.79%      13.51%      45.06%      14.29%
RETURN B, C

RATIOS AND
SUPPLEMENT
AL DATA

Net assets,      $ 604,286   $ 527,337   $ 215,014   $ 120,435   $ 47,596
end of period
(000 omitted)

Ratio of          1.48%       1.40%       1.71%       1.90%       1.81% A
expenses to
average net
assets

Ratio of          1.44% E     1.38% E     1.69% E     1.89% E     1.81% A
expenses to
average net
assets after
expense
reductions

Ratio of net      (.83)%      (.56)%      (1.12)%     (.91)%      (.98)%
investment                                                       A
income (loss)
to average
net assets

Portfolio         255%        129%        189%        145%        254% A
turnover rate

Average          $ .0432
commission
rate G


A ANNUALIZED B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT
BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 8 OF NOTES TO FINANCIAL
STATEMENTS). C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR
PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. D NET INVESTMENT INCOME (LOSS)
PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE
PERIOD. E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES
WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 8 OF NOTES TO
FINANCIAL STATEMENTS). F INVESTMENT INCOME PER SHARE REFLECTS A SPECIAL DIVIDEND
WHICH AMOUNTED TO $.07 PER SHARE. G FOR FISCAL YEARS BEGINNING ON OR AFTER
SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER
SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY
FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN
VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.


DEVELOPING COMMUNICATIONS PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value), but does not include certain fees paid by shareholders upon exchange or redemption. If Fidelity had not reimbursed certain fund expenses, the life of fund total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED                     PAST 1   PAST 5    LIFE OF
FEBRUARY 28, 1997                 YEAR     YEARS     FUND

DEVELOPING COMMUNICATIONS         1.34%    108.58%   222.52%

DEVELOPING COMMUNICATIONS         -1.70%   102.32%   212.84%
(INCL. 3% SALES CHARGE)

S&P 500                           26.16%   118.75%   167.01%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years, or since the fund started on June 29, 1990. You can compare the fund's returns to the performance of the S&P 500 - a widely recognized, unmanaged index of common stocks. This benchmark reflects reinvestment of dividends and capital gains, if any, and excludes the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED               PAST 1   PAST 5   LIFE OF
FEBRUARY 28, 1997           YEAR     YEARS    FUND

DEVELOPING COMMUNICATIONS   1.34%    15.84%   19.17%

DEVELOPING COMMUNICATIONS   -1.70%   15.14%   18.63%
(INCL. 3% SALES CHARGE)

S&P 500                     26.16%   16.94%   15.85%

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

UNDERSTANDING PERFORMANCE
How a fund did yesterday is no guarantee of
how it will do tomorrow. The stock market, for
example, has a history of growth in the long run
and volatility in the short run. Unlike the broader
market, however, some sectors may not have
a history of growth in the long run. And, as
with all stock funds, the share price and
return of a fund that invests in a sector will
vary. That means if you sell your shares
during a sector downturn, you might lose
money. But if you can identify a sector that is
about to experience rapid growth you may
have the potential for above-average gains.
(checkmark)
$10,000 OVER LIFE OF FUND
 1990/06/29       9700.00                    10000.00
  1990/07/31       8953.10                     9980.27
  1990/08/31       7866.70                     9078.05
  1990/09/30       6751.20                     8635.95
  1990/10/31       7081.00                     8598.82
  1990/11/30       8235.30                     9154.30
  1990/12/31       8759.10                     9409.71
  1991/01/31      10146.20                     9819.97
  1991/02/28      10776.70                    10522.10
  1991/03/31      11494.50                    10776.73
  1991/04/30      11591.50                    10802.60
  1991/05/31      11766.10                    11269.27
  1991/06/30      10841.06                    10753.14
  1991/07/31      11963.62                    11254.23
  1991/08/31      12670.42                    11520.96
  1991/09/30      12815.94                    11328.56
  1991/10/31      13564.32                    11480.36
  1991/11/30      12888.70                    11017.70
  1991/12/31      14135.99                    12278.13
  1992/01/31      14510.18                    12049.75
  1992/02/29      14998.70                    12206.40
  1992/03/31      14260.72                    11968.38
  1992/04/30      14073.63                    12320.25
  1992/05/31      14011.26                    12380.62
  1992/06/30      13512.35                    12196.14
  1992/07/31      14104.81                    12694.97
  1992/08/31      13574.71                    12434.72
  1992/09/30      14032.05                    12581.45
  1992/10/31      14655.70                    12625.48
  1992/11/30      15986.14                    13056.01
  1992/12/31      16569.33                    13216.60
  1993/01/31      17017.15                    13327.62
  1993/02/28      17121.30                    13508.88
  1993/03/31      17735.75                    13793.92
  1993/04/30      17206.93                    13460.10
  1993/05/31      18365.83                    13820.83
  1993/06/30      19160.51                    13860.91
  1993/07/31      19535.77                    13805.47
  1993/08/31      21323.79                    14328.70
  1993/09/30      21621.79                    14218.37
  1993/10/31      22372.32                    14512.69
  1993/11/30      20672.60                    14374.82
  1993/12/31      21833.52                    14548.75
  1994/01/31      22673.27                    15043.41
  1994/02/28      22298.78                    14635.73
  1994/03/31      20744.11                    13997.61
  1994/04/30      21598.03                    14176.78
  1994/05/31      20440.78                    14409.28
  1994/06/30      18918.07                    14056.26
  1994/07/31      20879.32                    14517.30
  1994/08/31      22657.83                    15112.51
  1994/09/30      22962.38                    14742.25
  1994/10/31      25021.07                    15073.95
  1994/11/30      24314.54                    14524.96
  1994/12/31      25138.57                    14740.37
  1995/01/31      24467.87                    15122.58
  1995/02/28      25337.29                    15711.91
  1995/03/31      25473.91                    16175.57
  1995/04/30      26593.13                    16651.94
  1995/05/31      27505.97                    17317.52
  1995/06/30      30405.58                    17719.80
  1995/07/31      33318.60                    18307.39
  1995/08/31      33399.15                    18353.34
  1995/09/30      34285.14                    19127.86
  1995/10/31      30875.42                    19059.57
  1995/11/30      31023.08                    19896.28
  1995/12/31      29504.05                    20279.49
  1996/01/31      28582.05                    20969.80
  1996/02/29      30871.16                    21164.19
  1996/03/31      30569.12                    21368.00
  1996/04/30      32572.09                    21682.97
  1996/05/31      34416.10                    22242.17
  1996/06/30      32921.82                    22326.91
  1996/07/31      30060.43                    21340.51
  1996/08/31      31570.61                    21790.58
  1996/09/30      34416.10                    23016.95
  1996/10/31      32969.51                    23651.76
  1996/11/30      34527.37                    25439.60
  1996/12/31      33796.13                    24935.64
  1997/01/31      35226.82                    26493.62
  1997/02/28      31252.68                    26701.33
Let's say hypothetically that $10,000 was invested in Fidelity Select Developing Communications Portfolio on June 29, 1990, when the fund started, and the current maximum 3% sales charge was paid. As the chart shows, by February 28, 1997, the value of the investment would have grown to $31,284 - a 212.84% increase on the initial investment. For comparison, look at how the S&P 500 did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $26,701 - a 167.01% increase.
INVESTMENT SUMMARY
TOP TEN STOCKS AS OF FEBRUARY 28, 1997
                                                      % OF FUND'S
                                                      INVESTMENTS

Oracle Systems Corp.                                  5.6

Nokia Corp. AB sponsored ADR                          5.3

WorldCom, Inc.                                        4.0

Brightpoint, Inc.                                     3.6

Alcatel Alsthom Compagnie Generale d'Electricite SA   3.4

Ascend Communications, Inc.                           3.3

ASM Lithography Holding NV                            3.2

Lucent Technologies, Inc.                             3.1

AccuStaff, Inc.                                       2.9

Unitrode Corp.                                        2.6

TOP INDUSTRIES AS OF FEBRUARY 28, 1997
Row: 1, Col: 1, Value: 51.0
Row: 1, Col: 2, Value: 4.3
Row: 1, Col: 3, Value: 5.4
Row: 1, Col: 4, Value: 9.6
Row: 1, Col: 5, Value: 10.5
Row: 1, Col: 6, Value: 19.2
Telephone Equipment 19.2%
Semiconductors 10.5%
Prepackaged Computer
Software 9.6%
Telephone Services 5.4%
Electrical Machinery 4.3%
All Others 51.0%*

* INCLUDES SHORT-TERM INVESTMENTS
% OF FUND'S INVESTMENTS
DEVELOPING COMMUNICATIONS PORTFOLIO
FUND TALK: THE MANAGERS' OVERVIEW



NOTE TO SHAREHOLDERS: Effective February 14, 1997, Nicholas Romano (right) became Portfolio Manager of Fidelity Select Developing Communications Portfolio. The following is an interview with Minerva Butler, who managed the fund during most of the period covered by the report, and Nicholas Romano, who discusses his outlook.
Q. HOW DID THE FUND PERFORM, MINERVA?
M.B. It was a disappointing period. For the 12 months that ended February 28, 1997, the fund returned 1.34%. The Standard & Poor's 500 Index had a return of 26.16% over the same time period.
Q. WHAT HELD DEVELOPING COMMUNICATIONS STOCKS BACK?
M.B. I break the developing communications universe into two areas: service providers and infrastructure companies. Service provider stocks continued to underperform in all key categories during the period. Exposure to cellular-related stocks hurt the fund as cellular stocks continued to suffer from widespread fear of personal communications services (PCS) competition and its impact on growth prospects, prices and profitability. However, there's still room for growth. The U.S. has an approximate penetration rate of 14%, meaning only 14% of people own cellular phones. Other regions of the world - Scandinavia, for instance - have higher penetration rates. The fund's limited investments in paging, PCS, cable TV service and satellite companies all helped performance. The bankruptcy of one of the largest paging companies, Mobilemedia, had a negative impact on the paging group. There was also concern that PCS, which will provide for increased communication flow, will displace paging. While I don't think that's the case, I remained cautious on paging stocks. While I was bullish on wireless stocks, I stayed away from many of the PCS providers. These companies should be large consumers of capital as infrastructures need to be built and their business plans are not yet clear. While cable valuations were at attractive levels relative to their history, I believe tough times are ahead for these stocks. Cable operators will be faced with increased competition from direct broadcast satellite systems and will need to spend large amounts of capital to upgrade their infrastructures.
Q. WERE THERE ANY THEMES DURING THE PERIOD?
M.B. The broad, recurring theme from my analysis of the service providers was the level of spending required by all the players. Cellular service providers continue to expand network capacity, and PCS is in the early stages of having its network built. Capital expenditure budgets remained at very high levels for most cable companies, as they continue to enhance their networks to provide more channels, cable modems and telephony.
Q. WHICH STOCKS CONTRIBUTED POSITIVELY TO THE FUND'S RETURN? WHICH WERE DISAPPOINTMENTS?
M.B. Stocks such as Newbridge Networks, Lucent Technologies, Allen Group and Alcatel, which stand to benefit from increased infrastructure demand, helped performance. Brightpoint, which acts as a sort of "middle man" for cellular phone order fulfillment, also contributed. On the other hand, cable equipment stocks Oak Industries and Antec, both of which the fund no longer owns, and Scientific-Atlanta hurt performance.
Q. TURNING TO YOU, NICK, WHAT EFFECT DO YOU SEE DEREGULATION HAVING ON THE INDUSTRY?
N.R. I think it's important to realize that telecommunications deregulation isn't just happening in the U.S.; it's also taking place in Europe. Asia and Latin America are experiencing rapid network buildup as well. As such, a number of European countries will have basic infrastructure needs. I believe the service providers will continue to experience significant competition, which should benefit the equipment suppliers.
Q. WHAT'S YOUR OUTLOOK FOR THE FORESEEABLE FUTURE?
N.R. While consolidation among service providers and legislative delays in the U.S. could have a negative effect on carrier spending patterns, I'm pretty optimistic on the industry as a whole. Wireless communications are clearly growing, and I'll consider the different ways in which to play that trend. I may also look at component suppliers, such as semiconductor stocks, and networking stocks that deal more with data transfer. Valuations may remain at their high levels, but I'm bullish on the long-term outlook. THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.


FUND FACTS
START DATE: June 29, 1990
FUND NUMBER: 518
TRADING SYMBOL: FSDCX
SIZE: as of February 28, 1997, more than $220 million
MANAGER: Nicholas Romano, since February
1997; equity analyst, telecommunications equipment industry and conglomerates, since
1995; joined Fidelity in 1995
(checkmark)
DEVELOPING COMMUNICATIONS PORTFOLIO
INVESTMENTS FEBRUARY 28, 1997

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 94.6%
 SHARES VALUE (NOTE 1)
AEROSPACE & DEFENSE - 1.7%
MISSILES & SPACE VEHICLES - 1.7%
Orbital Sciences Corp. (a)  211,200 $ 3,643,198
APPLIANCE STORES - 2.5%
ELECTRIC APPLIANCES - WHOLESALE - 2.5%
Cellstar Corp. (a)  200,000  5,175,000
BROADCASTING - 0.9%
COMMUNICATIONS SERVICES - 0.9%
APT Satellite Holdings Ltd.
 sponsored ADR  105,500  1,477,000
Metro One Telecommunications, Inc.   60,500  491,563
  1,968,563
CELLULAR - 3.3%
CELLULAR & COMMUNICATION SERVICES - 3.3%
AirTouch Communications, Inc. (a)  79,525  2,167,056
Arch Communications Group, Inc. (a)  76,887  562,236
Boston Communications Group, Inc.   99,000  445,500
Lightbridge, Inc.   120,000  1,050,000
Palmer Wireless, Inc. (a)  185,700  2,785,500
  7,010,292
COMMUNICATIONS EQUIPMENT - 21.3%
DATACOMMUNICATIONS EQUIPMENT - 2.1%
Dynatech Corp. (a)  155,950  4,366,600
TELEPHONE EQUIPMENT - 19.2%
ADC Telecommunications, Inc.   52,600  1,420,200
Andrew Corp. (a)  40,000  2,200,000
Ascend Communications, Inc. (a)  133,000  6,949,250
Brooktrout Technology, Inc. (a)  100,000  1,862,500
DSP Communications, Inc. (a)  21,600  252,450
Lucent Technologies, Inc.   121,760  6,559,820
Newbridge Networks Corp. (a)  140,000  4,462,500
Nokia Corp. AB sponsored ADR  191,900  11,226,150
Tellabs, Inc. (a)  100,800  4,019,400
Viasat, Inc.   147,500  1,475,000
  40,427,270
TOTAL COMMUNICATIONS EQUIPMENT   44,793,870
COMPUTER SERVICES & SOFTWARE - 12.4%
COMPUTER SERVICES - 1.8%
America Online, Inc.   35,000  1,312,500
Clarify, Inc. (a)  92,800  2,378,000
  3,690,500
CUSTOM COMPUTER PROGRAMMING SERVICES - 1.0%
Keane, Inc. (a)  62,800  2,213,700
PREPACKAGED COMPUTER SOFTWARE - 9.6%
Black Box Corp. (a)  110,700  3,348,675
Microsoft Corp. (a)  25,000  2,437,500
Oracle Systems Corp. (a)  300,500  11,794,625
Sykes Enterprises, Inc. (a)  25,000  809,375
Vantive Corp. (a)  51,900  1,154,775
Wind River Systems, Inc. (a)  19,600  735,000
  20,279,950
TOTAL COMPUTER SERVICES & SOFTWARE   26,184,150
COMPUTERS & OFFICE EQUIPMENT - 5.0%
COMPUTER COMMUNICATIONS EQUIPMENT - 0.6%
Proxim, Inc. (a)  70,000  1,330,000

 SHARES VALUE (NOTE 1)
COMPUTER PERIPHERALS - 1.9%
Applied Magnetics Corp. (a)  100,000 $ 3,887,500
COMPUTER STORAGE DEVICES - 2.5%
Adaptec, Inc. (a)  62,200  2,367,488
Quantum Corp.   12,500  496,875
Seagate Technology  50,000  2,362,500
  5,226,863
TOTAL COMPUTERS & OFFICE EQUIPMENT   10,444,363
CONSUMER ELECTRONICS - 0.3%
RADIOS, TELEVISIONS, STEREOS - 0.3%
Powerwave Technologies, Inc.   25,500  567,375
DEFENSE ELECTRONICS - 1.0%
Remec, Inc.   75,000  2,043,750
ELECTRICAL EQUIPMENT - 6.1%
ELECTRICAL EQUIPMENT - 0.6%
AML Communications, Inc. (a)  132,500  1,192,500
ELECTRICAL MACHINERY - 4.3%
Alcatel Alsthom Compagnie Generale
 d'Electricite SA  70,000  7,171,629
Amphenol Corp. Class A (a)  75,800  1,932,900
  9,104,529
TV & RADIO COMMUNICATION EQUIPMENT - 1.2%
Allen Group, Inc. (The)  66,800  1,394,450
Ortel Corp. (a)  12,100  157,300
Scientific-Atlanta, Inc.   65,400  1,095,450
  2,647,200
TOTAL ELECTRICAL EQUIPMENT   12,944,229
ELECTRONIC INSTRUMENTS - 4.2%
SEMI-CONDUCTOR CAPITAL EQUIPMENT - 4.2%
Applied Materials, Inc.   50,000  2,531,250
KLA Instruments Corp.   50,000  2,075,000
Novellus System, Inc. (a)  51,000  4,169,250
  8,775,500
ELECTRONICS - 15.9%
ELECTRONIC CAPACITORS - 0.3%
Maxwell Technologies, Inc. (a)  24,900  572,700
ELECTRONIC PARTS - WHOLESALE - 3.8%
Brightpoint, Inc. (a)  279,250  7,539,750
Intellicell Corp.   70,000  560,000
  8,099,750
ELECTRONICS & ELECTRONIC COMPONENTS - 1.3%
Sanmina Corp. (a)  45,900  2,122,875
Solectron Corp. (a)  12,000  634,500
  2,757,375
SEMICONDUCTORS - 10.5%
Atmel Corp. (a)  65,000  2,429,375
Intel Corp.   26,500  3,759,688
MEMC Electronic Materials, Inc. (a)  35,000  857,500
Motorola, Inc.   84,000  4,693,500
Tencor Instruments (a)  103,400  4,142,463
Unitrode Corp. (a)  151,500  5,529,750
Zilog, Inc.   24,800  585,900
  21,998,176
TOTAL ELECTRONICS   33,428,001
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
METALS & MINING - 2.3%
NONFERROUS WIRE - 2.3%
Superior Telecom, Inc. (a)  192,600 $ 4,839,075
PRINTING - 3.1%
COMMERCIAL PRINTING, LITHOGRAPHIC - 3.1%
ASM Lithography Holding NV (a)  100,000  6,650,000
SERVICES - 9.2%
BUSINESS SERVICES - 4.1%
Premier Technologies, Inc. (a)  30,100  564,375
Sitel Corp. (a)  286,900  4,769,713
Teletech Holdings, Inc. (a)  133,700  3,267,294
  8,601,382
MISCELLANEOUS BUSINESS SERVICES - 2.2%
APAC Teleservices, Inc. (a)  155,000  4,611,250
PERSONNEL SUPPLY SERVICES - 2.9%
AccuStaff, Inc. (a)  293,000  6,079,750
TOTAL SERVICES   19,292,382
TELEPHONE SERVICES - 5.4%
ALLTEL Corp.   80,600  2,851,225
WorldCom, Inc. (a)  319,170  8,497,901
  11,349,126
TOTAL COMMON STOCKS
 (Cost $188,385,406)   199,108,874
CASH EQUIVALENTS - 5.4%
Taxable Central Cash Fund (b)
 (Cost $11,401,870)  11,401,870 $ 11,401,870
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $199,787,276)  $ 210,510,744
LEGEND
1. Non-income producing
2. At period end, the seven-day yield on the Taxable Central Cash Fund was 5.31%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $553,605,632 and $645,628,505, respectively (see Note 3 of Notes to Financial Statements).
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $116,574 for the period (see Note 4 of Notes to Financial Statements).
INCOME TAX INFORMATION
At February 28, 1997, the aggregate cost of investment securities for income tax purposes was $200,733,661. Net unrealized appreciation aggregated $9,777,083, of which $21,991,559 related to appreciated investment securities and $12,214,476 related to depreciated investment securities.
At February 28,1997, the fund had a capital loss carryforward of approximately $1,633,000 which will expire on February 28, 2005.
DEVELOPING COMMUNICATIONS PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
 FEBRUARY 28, 1997



ASSETS


Investment in securities, at value                                                                                    $ 210,510,744

(cost $199,787,276) - See accompanying schedule


Receivable for investments sold                                                                                        23,844,527


Receivable for fund shares sold                                                                                        304,741


Dividends receivable                                                                                                   69,571


Interest receivable                                                                                                    71,798


Redemption fees receivable                                                                                             1,033


Other receivables                                                                                                      35,088


 TOTAL ASSETS                                                                                                          234,837,502


LIABILITIES


Payable for investments purchased                                                                      $ 11,654,484


Payable for fund shares redeemed                                                                        2,471,387


Accrued management fee                                                                                  124,479


Other payables and accrued expenses                                                                     227,430


 TOTAL LIABILITIES                                                                                                     14,477,780


NET ASSETS                                                                                                            $ 220,359,722


Net Assets consist of:


Paid in capital                                                                                                       $ 212,183,100


Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions                    (2,544,171

                                                                                                                      )


Net unrealized appreciation (depreciation) on investments                                                              10,720,793

and assets and liabilities in

foreign currencies


NET ASSETS, for 11,199,603 shares outstanding                                                                         $ 220,359,722


NET ASSET VALUE and redemption price per share ($220,359,722 (divided by) 11,199,603 shares)                           $19.68


Maximum offering price per share (100/97.00 of $19.68)                                                                 $20.29



STATEMENT OF OPERATIONS
 YEAR ENDED FEBRUARY 28, 1997


INVESTMENT INCOME                                                                 $ 739,868
Dividends

Interest                                                                           1,597,559

 TOTAL INCOME                                                                      2,337,427

EXPENSES

Management fee                                                     $ 1,856,888

Transfer agent fees                                                 2,791,043

Accounting fees and expenses                                        308,377

Non-interested trustees' compensation                               1,964

Custodian fees and expenses                                         29,755

Registration fees                                                   9,041

Audit                                                               33,524

Legal                                                               2,168

Miscellaneous                                                       13,636

 Total expenses before reductions                                   5,046,396

 Expense reductions                                                 (63,570        4,982,826
                                                                   )

NET INVESTMENT INCOME (LOSS)                                                       (2,645,399
                                                                                  )

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                              20,142,820

 Foreign currency transactions                                      66             20,142,886

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                              (10,185,043
                                                                   )

 Assets and liabilities in                                          (2,683         (10,187,726
 foreign currencies                                                )              )

NET GAIN (LOSS)                                                                    9,955,160

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                   $ 7,309,761

OTHER INFORMATION                                                                 $ 733,692
Sales charges paid to FDC

 Deferred sales charges withheld                                                  $ 7,987
 by FDC

 Exchange fees withheld by FSC                                                    $ 117,788

 Expense reductions                                                               $ 61,494
 Directed brokerage arrangements

  Custodian interest credits                                                       2,076

                                                                                  $ 63,570


STATEMENT OF CHANGES IN NET ASSETS
INCREASE         YEAR ENDED     YEAR ENDED
(DECREASE) IN    FEBRUARY 28,   FEBRUARY 29,
NET ASSETS       1997           1996

Operations          $ (2,645,399    $ (2,597,260
Net                 )               )
investment
income (loss)

 Net realized        20,142,886      52,212,710
gain (loss)

 Change in           (10,187,726     9,525,013
net                 )
unrealized
appreciation
(depreciation
)

 NET INCREASE        7,309,761       59,140,463
(DECREASE)
IN NET
ASSETS
RESULTING
FROM
OPERATIONS

Distributions to     -               (64,709,372
shareholders                        )
from net
realized
gains

Share                146,934,555     436,869,315
transactions
Net proceeds
from sales of
shares

 Reinvestmen         -               63,769,821
t of
distributions

 Cost of             (267,415,417    (416,608,338
shares              )               )
redeemed

 Paid in             345,334         297,961
capital
portion of
redemption
fees

 NET INCREASE        (120,135,528    84,328,759
(DECREASE)          )
IN NET
ASSETS
RESULTING
FROM SHARE
TRANSACTIO
NS

  TOTAL              (112,825,767    78,759,850
INCREASE            )
(DECREASE)
IN NET ASSETS


NET ASSETS

 Beginning of        333,185,489     254,425,639
period

 End of period      $ 220,359,722   $ 333,185,489

OTHER
INFORMATION
Shares

 Sold                7,119,930       19,756,179

 Issued in           -               3,380,520
reinvestment
of
distributions

 Redeemed            (13,076,634     (18,449,215
                    )               )

 Net increase        (5,956,704)     4,687,484
(decrease)


SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

             YEAR ENDED     YEAR ENDED     YEARS ENDED FEBRUARY 28,          TEN MONTHS
             FEBRUARY 28,   FEBRUARY 29,                                     ENDED
                                                                             FEBRUARY 28,

SELECTED     1997           1996           1995                       1994   1993
PER-SHARE
DATA D


Net asset        $ 19.42     $ 20.40     $ 19.65     $ 16.44     $ 13.54
value,
beginning of
period

Income from
Investment
Operations

 Net              (.18)       (.17)       (.16)       (.16)       (.07)
investment
income (loss)

 Net realized     .42         4.17        2.55        4.82        2.98
and
unrealized
gain (loss)

 Total from       .24         4.00        2.39        4.66        2.91
investment
operations



Less
Distributions

 From net         -           (5.00)      (1.67)      (1.47)      (.03)
realized gain

Redemption        .02         .02         .03         .02         .02
fees added to
paid in
capital

Net asset        $ 19.68     $ 19.42     $ 20.40     $ 19.65     $ 16.44
value, end of
period

TOTAL             1.34%       21.84%      13.63%      30.24%      21.66%
RETURN B, C

RATIOS AND
SUPPLEMENT
AL DATA

Net assets,      $ 220,360   $ 333,185   $ 254,426   $ 222,109   $ 83,383
end of period
(000 omitted)

Ratio of          1.64%       1.53%       1.58%       1.56%       1.88% A
expenses to
average net
assets

Ratio of          1.62% E     1.51% E     1.56% E     1.56%       1.88% A
expenses to
average net
assets after
expense
reductions

Ratio of net      (.86)%      (.78)%      (.83)%      (.88)%      (.59)%
investment                                                       A
income (loss)
to average
net assets

Portfolio         202%        249%        266%        280%        77% A
turnover rate

Average          $ .0346
commission
rate F


A ANNUALIZED B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT
BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 8 OF NOTES TO FINANCIAL
STATEMENTS). C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR
PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. D NET INVESTMENT INCOME (LOSS)
PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE
PERIOD. E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES
WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 8 OF NOTES TO
FINANCIAL STATEMENTS). F FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A
FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES
ON WHICH COMMISSIONS ARE CHARGED.  THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND
FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE
TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.


ELECTRONICS PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value), but does not include certain fees paid by shareholders upon exchange or redemption. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED                   PAST 1   PAST 5    PAST 10
FEBRUARY 28, 1997               YEAR     YEARS     YEARS

ELECTRONICS                     34.67%   316.52%   411.79%

ELECTRONICS                     30.63%   304.02%   396.44%
(INCL. 3% SALES CHARGE)

S&P 500                         26.16%   118.75%   276.74%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one, five, or 10 years. You can compare the fund's returns to the performance of the S&P 500 - a widely recognized, unmanaged index of common stocks. This benchmark reflects reinvestment of dividends and capital gains, if any, and excludes the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED             PAST 1   PAST 5   PAST 10
FEBRUARY 28, 1997         YEAR     YEARS    YEARS

ELECTRONICS               34.67%   33.02%   17.74%

ELECTRONICS               30.63%   32.22%   17.38%
(INCL. 3% SALES CHARGE)

S&P 500                   26.16%   16.94%   14.16%

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

UNDERSTANDING PERFORMANCE
How a fund did yesterday is no guarantee of
how it will do tomorrow. The stock market, for
example, has a history of growth in the long run
and volatility in the short run. Unlike the broader
market, however, some sectors may not have
a history of growth in the long run. And, as
with all stock funds, the share price and
return of a fund that invests in a sector will
vary. That means if you sell your shares
during a sector downturn, you might lose
money. But if you can identify a sector that is
about to experience rapid growth you may
have the potential for above-average gains.
(checkmark)
$10,000 OVER 10 YEARS
  1987/02/28       9700.00                    10000.00
  1987/03/31       9545.16                    10289.00
  1987/04/30       9827.51                    10197.43
  1987/05/31       9627.14                    10286.15
  1987/06/30       9417.65                    10805.60
  1987/07/31       9709.11                    11353.44
  1987/08/31      10410.42                    11776.92
  1987/09/30      10401.31                    11519.01
  1987/10/31       6867.42                     9037.81
  1987/11/30       5792.68                     8293.10
  1987/12/31       6667.04                     8924.20
  1988/01/31       6284.51                     9299.91
  1988/02/29       6949.39                     9733.29
  1988/03/31       6849.20                     9432.53
  1988/04/30       7158.87                     9537.23
  1988/05/31       6912.96                     9620.20
  1988/06/30       7586.95                    10061.77
  1988/07/31       7122.44                    10023.54
  1988/08/31       6412.02                     9682.74
  1988/09/30       6512.21                    10095.22
  1988/10/31       6038.59                    10375.87
  1988/11/30       5738.03                    10227.49
  1988/12/31       6102.35                    10406.47
  1989/01/31       6320.94                    11168.23
  1989/02/28       6229.86                    10890.14
  1989/03/31       6184.32                    11143.88
  1989/04/30       6667.04                    11722.25
  1989/05/31       7304.60                    12197.00
  1989/06/30       6585.07                    12127.48
  1989/07/31       6657.93                    13222.59
  1989/08/31       6885.63                    13481.75
  1989/09/30       7076.90                    13426.47
  1989/10/31       6758.12                    13114.98
  1989/11/30       6776.34                    13382.52
  1989/12/31       7058.69                    13703.71
  1990/01/31       7295.49                    12784.19
  1990/02/28       7878.40                    12949.10
  1990/03/31       8260.94                    13292.25
  1990/04/30       8297.37                    12959.95
  1990/05/31       9517.84                    14223.54
  1990/06/30       9663.57                    14126.82
  1990/07/31       9208.17                    14081.62
  1990/08/31       7769.11                    12808.64
  1990/09/30       6594.18                    12184.86
  1990/10/31       6357.37                    12132.46
  1990/11/30       7013.15                    12916.22
  1990/12/31       7468.63                    13276.58
  1991/01/31       8508.22                    13855.44
  1991/02/28       9256.00                    14846.11
  1991/03/31       9748.44                    15205.38
  1991/04/30       9803.15                    15241.87
  1991/05/31      10122.33                    15900.32
  1991/06/30       8891.23                    15172.09
  1991/07/31       9502.22                    15879.11
  1991/08/31       9894.34                    16255.44
  1991/09/30       9137.45                    15983.98
  1991/10/31       9584.29                    16198.16
  1991/11/30       9000.66                    15545.38
  1991/12/31      10104.09                    17323.77
  1992/01/31      11298.70                    17001.55
  1992/02/29      11918.81                    17222.57
  1992/03/31      10979.53                    16886.73
  1992/04/30      10769.79                    17383.20
  1992/05/31      10788.03                    17468.37
  1992/06/30      10003.78                    17208.09
  1992/07/31      10532.69                    17911.90
  1992/08/31      10642.12                    17544.71
  1992/09/30      11025.13                    17751.74
  1992/10/31      11854.98                    17813.87
  1992/11/30      12630.11                    18421.32
  1992/12/31      12876.33                    18647.90
  1993/01/31      13314.05                    18804.55
  1993/02/28      13022.23                    19060.29
  1993/03/31      13478.20                    19462.46
  1993/04/30      13240.61                    18991.47
  1993/05/31      14569.26                    19500.44
  1993/06/30      14834.98                    19556.99
  1993/07/31      15256.49                    19478.76
  1993/08/31      16566.80                    20217.01
  1993/09/30      16841.69                    20061.34
  1993/10/31      16520.99                    20476.61
  1993/11/30      16392.70                    20282.08
  1993/12/31      17007.03                    20527.49
  1994/01/31      18181.78                    21225.43
  1994/02/28      19043.99                    20650.22
  1994/03/31      18839.22                    19749.87
  1994/04/30      18785.33                    20002.67
  1994/05/31      18731.44                    20330.71
  1994/06/30      17729.12                    19832.61
  1994/07/31      18095.56                    20483.12
  1994/08/31      19863.09                    21322.93
  1994/09/30      19291.87                    20800.52
  1994/10/31      20078.64                    21268.53
  1994/11/30      19819.98                    20493.93
  1994/12/31      19927.75                    20797.85
  1995/01/31      19356.54                    21337.14
  1995/02/28      21339.61                    22168.65
  1995/03/31      23538.24                    22822.85
  1995/04/30      26167.97                    23494.98
  1995/05/31      28075.60                    24434.07
  1995/06/30      32074.09                    25001.68
  1995/07/31      36870.11                    25830.73
  1995/08/31      37355.10                    25895.57
  1995/09/30      38023.31                    26988.36
  1995/10/31      36977.89                    26892.01
  1995/11/30      36051.02                    28072.57
  1995/12/31      33671.58                    28613.25
  1996/01/31      34809.67                    29587.24
  1996/02/29      36863.45                    29861.52
  1996/03/31      34705.02                    30149.08
  1996/04/30      38668.69                    30593.48
  1996/05/31      39689.04                    31382.49
  1996/06/30      36353.27                    31502.05
  1996/07/31      34600.36                    30110.29
  1996/08/31      36274.79                    30745.32
  1996/09/30      41167.24                    32475.67
  1996/10/31      41494.27                    33371.34
  1996/11/30      47721.03                    35893.88
  1996/12/31      47721.03                    35182.83
  1997/01/31      55177.44                    37381.05
  1997/02/28      49644.00                    37674.12
Let's say hypothetically that $10,000 was invested in Fidelity Select Electronics Portfolio on February 28, 1987, and the current maximum 3% sales charge was paid. As the chart shows, by February 28, 1997, the value of the investment would have grown to $49,644 - a 396.44% increase on the initial investment. For comparison, look at how the S&P 500 did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $37,674 - a 276.74% increase. INVESTMENT SUMMARY
TOP TEN STOCKS AS OF FEBRUARY 28, 1997
                                  % OF FUND'S
                                  INVESTMENTS

Texas Instruments, Inc.           6.8

Atmel Corp.                       5.9

ASM Lithography Holding NV        5.5

Seagate Technology                4.5

Altera Corp.                      3.3

Intel Corp.                       2.7

LSI Logic Corp.                   2.6

Applied Magnetics Corp.           2.5

Read-Rite Corp.                   2.4

Maxim Integrated Products, Inc.   2.1

TOP INDUSTRIES AS OF FEBRUARY 28, 1997
Semiconductors 45.2%
Computer Storage Devices 9.8%
Commercial Printing,
Lithographic 5.5%
Computer Peripherals 4.7%
Semiconductor Capital
Equipment 3.5%
All Others 31.3% *

Row: 1, Col: 1, Value: 31.3
Row: 1, Col: 2, Value: 3.5
Row: 1, Col: 3, Value: 4.7
Row: 1, Col: 4, Value: 5.5
Row: 1, Col: 5, Value: 9.800000000000001
Row: 1, Col: 6, Value: 45.2
* INCLUDES SHORT-TERM INVESTMENTS
% OF FUND'S INVESTMENTS
ELECTRONICS PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW



Andrew Kaplan, Portfolio Manager of Fidelity Select Electronics Portfolio
Q. HOW DID THE FUND PERFORM, ANDY?
A. The fund had an excellent year, although like most technology funds it had a much stronger second half than first half. For the period ending February 28, 1997, the fund had a return of 34.67%, compared to a 26.16% increase in the Standard & Poor's 500 Index over the same time.
Q. WHAT WAS THE INVESTMENT ENVIRONMENT LIKE OVER THE PAST YEAR?
A. There were two dramatically different investing environments during the past year, as evidenced by the fund's return of -1.60% during the first six months of the period, and more than 36% over the second six months. Performance during the spring and early summer of 1996 was governed by dramatic oversupply of commodity semiconductors, a major inventory correction that hurt even proprietary semiconductor suppliers and a harsh correction in the technology sector. In the most recent six months, by far the single most important factor affecting the fund's performance was the decline in memory chip prices, which reduced the price of the average PC by about $300.
Q. WHAT TYPES OF COMPANIES BENEFITED FROM THE DROP IN MEMORY PRICES?
A. The pricing windfall helped the PC manufacturers and most other companies involved in the PC "food chain," most notably the chip, semiconductor capital equipment and component suppliers. With memory so much cheaper, PC manufacturers could cut prices - stimulating demand for their products, while still improving their gross margins and helping their earnings. They could also increase the amount of storage in the systems they sold, which improved the landscape for the disk drive companies. Finally, proprietary, value-added chip manufacturers, such as industry-leader Intel, could slow down the price cuts they traditionally make during the winter, which improved their earnings.
Q. GIVEN THE CHANGE IN THE INVESTMENT ENVIRONMENT FROM SIX MONTHS AGO, IT'S NOT SURPRISING THAT NINE OF THE FUND'S 10 LARGEST HOLDINGS HAVE CHANGED SINCE THE END OF AUGUST. HOW DID THE TOP HOLDINGS PERFORM?
A. The fund's largest holdings at the end of the period all performed extremely well. Texas Instruments, the fund's largest holding, was up more than 60% over the past six months. It's been undergoing a successful transition from a commodity supplier of memory to a proprietary supplier of digital signal processors, or DSPs; these are the microprocessors in such high bandwith communications devices as cellular phones, pagers and modems. Altera, another proprietary chip company, more than doubled over the past six months based on strong demand for its products from the networking and communications industries. ASM Lithography, a Dutch semiconductor cap equipment company, also was up over 60% over the past six months based on the competitive edge in its products for manufacturing integrated circuits. Seagate, which manufactures disk drives for high-end PCs and workstations, had a terrific six months. Intel was up more than 70% over the past six months - and more than doubled over the past year, the largest increase in market capitalization of any company in history.
Q. DID YOU HAVE ANY REGRETS OVER THE PAST SIX MONTHS?
A. Even though the fund did great, I probably could have invested even more in the semiconductor equipment companies. While ASM Lithography and Applied Materials were big positions for the fund, this whole segment of the electronics industry recovered very strongly since last summer. In hindsight, I probably could have been more aggressive in owning them.
Q. WHAT'S YOUR OUTLOOK FOR THE FUTURE?
A. I'm more cautious than I was in my last report to shareholders at the end of August. The past six-month period - because of the drop in memory prices - was unusual in the profit opportunities for just about every company in the PC industry. I see the next six months as a period of digestion for this sector, as earnings catch up to the tremendous gains in share prices. Going forward, I think the opportunities will be on a stock-by-stock basis, rather than across industry segments.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND FACTS
START DATE: July 29, 1985
FUND NUMBER: 008
TRADING SYMBOL: FSELX
SIZE: as of February 28, 1997, more than $1.7 billion
MANAGER: Andrew Kaplan, since August 1996;
analyst, semiconductor equipment companies and producers; joined Fidelity in 1995
(checkmark)
ELECTRONICS PORTFOLIO
INVESTMENTS FEBRUARY 28, 1997

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 89.6%
 SHARES VALUE (NOTE 1)
ADVERTISING - 0.4%
ADVERTISING AGENCIES - 0.4%
Snyder Communications, Inc. (a)  260,000 $ 7,020,000
COMMUNICATIONS EQUIPMENT - 3.5%
DATACOMMUNICATIONS EQUIPMENT - 0.8%
Cisco Systems, Inc. (a)  127,100  7,069,938
Davox Corp. (a)  66,300  1,897,838
Dynatech Corp. (a)  3,800  106,400
Level One Communications, Inc. (a)  179,300  5,894,488
  14,968,664
TELEPHONE EQUIPMENT - 2.7%
Ascend Communications, Inc. (a)  318,900  16,662,525
Lucent Technologies, Inc.   131,300  7,073,788
Newbridge Networks Corp. (a)  400,400  12,762,750
Nokia Corp. AB sponsored ADR  200,000  11,700,000
  48,199,063
TOTAL COMMUNICATIONS EQUIPMENT   63,167,727
COMPUTER SERVICES & SOFTWARE - 2.8%
CAD/CAM/CAE - 0.3%
Parametric Technology Corp. (a)  91,700  5,169,588
Quickturn Design Systems, Inc. (a)  40,000  637,500
  5,807,088
COMPUTER & SOFTWARE STORES - 0.0%
MicroAge, Inc. (a)  200  2,600
COMPUTER SERVICES - 0.1%
Clarify, Inc. (a)  71,000  1,819,375
DATA PROCESSING - 0.7%
NCR Corp. (a)  382,200  12,612,600
PREPACKAGED COMPUTER SOFTWARE - 1.7%
Cadence Design Systems, Inc. (a)  57,300  2,112,938
Electronics for Imaging, Inc. (a)  165,600  6,375,600
McAfee Associates, Inc. (a)  312,500  14,335,938
Oracle Systems Corp. (a)  105,100  4,125,175
Remedy Corp. (a)  50,000  1,918,750
Vantive Corp. (a)  100,000  2,225,000
  31,093,401
TOTAL COMPUTER SERVICES & SOFTWARE   51,335,064
COMPUTERS & OFFICE EQUIPMENT - 18.3%
COMPUTER PERIPHERALS - 4.7%
Applied Magnetics Corp. (a)  1,185,000  46,066,875
Creative Technology Corp. Ltd. (a)  1,000,500  12,334,289
EMC Corp. (a)  500,000  18,000,000
Sigma Designs, Inc. (a)  247,400  1,237,000
Western Digital Corp. (a)  125,000  7,375,000
  85,013,164
COMPUTER STORAGE DEVICES - 9.8%
Adaptec, Inc. (a)  753,980  28,698,364
Hutchinson Technology, Inc. (a)  85,900  2,759,538
Quantum Corp. (a)  385,600  15,327,600
Read-Rite Corp. (a)  1,451,400  44,539,838
Seagate Technology (a)  1,728,600  81,676,350
Trident Microsystems, Inc. (a)  248,000  5,549,000
  178,550,690
COMPUTERS & OFFICE EQUIPMENT - 0.8%
International Business Machines Corp.   100,700  14,475,625

 SHARES VALUE (NOTE 1)
ELECTRONIC COMPUTERS - 1.1%
Gateway 2000, Inc. (a)  200,000 $ 11,750,000
Micron Electronics, Inc.   400,000  7,750,000
  19,500,000
MINI & MICRO COMPUTERS - 1.9%
Compaq Computer Corp. (a)  63,900  5,064,075
Dell Computer Corp. (a)  371,300  26,408,713
Sequent Computer Systems, Inc. (a)  225,000  3,867,188
  35,339,976
TOTAL COMPUTERS & OFFICE EQUIPMENT   332,879,455
CONGLOMERATES - 0.4%
Harris Corp.   100,000  7,375,000
CONSUMER DURABLES - 0.0%
PRESSED & BLOWN GLASS - 0.0%
Ciena Corp.   1,000  39,250
ELECTRICAL EQUIPMENT - 0.3%
ELECTRICAL EQUIPMENT - 0.3%
Vicor Corporation (a)  294,100  4,815,877
ELECTRONIC INSTRUMENTS - 4.9%
ELECTRONIC EQUIPMENT - 1.0%
Anadigics, Inc. (a)  225,000  5,793,750
Helix Technology Corp.   156,500  5,438,375
Smart Modular Technologies, Inc. (a)  111,400  3,244,525
Teradyne, Inc. (a)  100,000  2,725,000
  17,201,650
MEASURING INSTRUMENTS - 0.4%
Perkin-Elmer Corp.   103,400  7,341,400
SEMICONDUCTOR CAPITAL EQUIPMENT - 3.5%
Applied Materials, Inc. (a)  650,000  32,906,250
KLA Instruments Corp. (a)  300,000  12,450,000
Kulicke & Soffa Industries, Inc. (a)  362,000  9,593,000
Novellus System, Inc. (a)  74,400  6,082,200
Silicon Valley Group, Inc. (a)  135,500  2,896,313
  63,927,763
TOTAL ELECTRONIC INSTRUMENTS   88,470,813
ELECTRONICS - 50.3%
ELECTRONIC CAPACITORS - 1.2%
KEMET Corp. (a)  1,017,900  22,648,275
ELECTRONIC COMPONENTS & ACCESSORIES - 0.3%
Benchmarq Microelectronics, Inc. (a)  300,000  5,325,000
ELECTRONIC PARTS - WHOLESALE - 0.3%
Brightpoint, Inc. (a)  212,250  5,730,750
ELECTRONICS & ELECTRONIC COMPONENTS - 3.1%
Hadco Corp. (a)  273,600  11,080,800
Photronics, Inc. (a) (c)  706,500  24,374,250
Sanmina Corp. (a)  65,000  3,006,250
Sipex Corp. (c)  473,300  15,027,275
Solectron Corp. (a)  50,800  2,686,050
  56,174,625
PRINTED CIRCUIT BOARDS - 0.2%
Altron Inc. (a)  72,500  1,341,250
Flextronics International (a)  100,000  2,262,500
  3,603,750
SEMICONDUCTORS - 45.2%
Actel Corp. (a) (c)  987,000  19,246,500
Altera Corp. (a)  1,307,000  59,305,125
Analog Devices, Inc. (a)  325,900  7,577,175
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
ELECTRONICS - CONTINUED
SEMICONDUCTORS - CONTINUED
Atmel Corp. (a)  2,881,900 $ 107,711,013
Burr-Brown Corp.   114,700  3,756,425
CFM Technologies, Inc.   45,500  1,820,000
Chips & Technologies, Inc. (a)  34,700  442,425
Dallas Semiconductor Corp.   689,900  17,937,400
ESS Technology, Inc. (a)  597,800  15,729,613
Etec Systems, Inc. (a)  490,700  17,787,875
Integrated Device Technology, Inc. (a)  733,000  8,063,000
Integrated Silicon Solution (a)  73,800  673,425
Intel Corp.   347,400  49,287,375
Intel Corp. (warrants) (a)  84,500  8,596,555
International Rectifier Corp. (a)  900,000  12,150,000
LSI Logic Corp. (a)  1,350,000  46,575,000
Lattice Semiconductor Corp. (a)  683,900  32,656,225
Linear Technology Corp.   526,810  23,969,855
Maxim Integrated Products, Inc. (a)  755,100  37,471,838
Micrel, Inc. (a) (c)  525,000  17,850,000
Microchip Technology, Inc. (a)  81,050  3,029,244
Micron Technology, Inc.   800,000  30,000,000
Motorola, Inc.   461,500  25,786,313
National Semiconductor Corp. (a)  1,150,000  30,043,750
Speedfam International, Inc. (a)  300,000  11,175,000
Storage Technology Corp. (a)  35,300  1,473,775
Tencor Instruments (a)  729,900  29,241,619
Texas Instruments, Inc.   1,600,000  123,400,000
Tower Semiconductor Ltd. (a)  266,100  2,594,475
Triquint Semiconductor, Inc. (a) (c)  529,500  16,613,063
Uniphase Corp. (a)  262,200  8,587,050
Unitrode Corp. (a)  414,300  15,121,950
Vitesse Semiconductor Corp. (a)  266,700  11,184,731
Zilog, Inc. (a) (c)  1,079,100  25,493,738
  822,351,532
TOTAL ELECTRONICS   915,833,932
ENGINEERING - 0.6%
ARCHITECTS & ENGINEERS - 0.6%
EG & G, Inc.   500,000  10,875,000
INDUSTRIAL MACHINERY & EQUIPMENT - 1.0%
SPECIAL INDUSTRIAL MACHINERY - 1.0%
Gasonics International Corp. (a)  262,500  4,396,875
PRI Automation, Inc. (a)  285,700  14,106,438
  18,503,313
PRINTING - 5.5%
COMMERCIAL PRINTING, LITHOGRAPHIC - 5.5%
ASM Lithography Holding NV (a)  1,514,400  100,707,600
SERVICES - 1.3%
BUSINESS SERVICES - 0.4%
Sitel Corp. (a)  400,000  6,650,000
PERSONNEL SUPPLY SERVICES - 0.9%
AccuStaff, Inc. (a)  800,000  16,600,000
TOTAL SERVICES   23,250,000
TELEPHONE SERVICES - 0.3%
WorldCom, Inc. (a)  231,300  6,158,363
TOTAL COMMON STOCKS
 (Cost $1,485,230,214)   1,630,431,394
CASH EQUIVALENTS - 10.4%
 SHARES VALUE (NOTE 1)
Taxable Central Cash Fund (b)
 (Cost $189,972,529)   189,972,529 $189,972,529
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $1,675,202,743)  $ 1,820,403,923
LEGEND
1. Non-income producing
2. At period end, the seven-day yield on the Taxable Central Cash Fund was 5.31%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
3. A company in which the fund has ownership of at least 5% of the voting securities is an affiliated company. Transactions during the period with companies that are or were affiliates are as follows:
 PURCHASES SALES DIVIDEND VALUE
AFFILIATE COST COST INCOME
Actel Corp.  $ 13,732,776 $ 13,752,950 $ - $ 19,246,500
Micrel, Inc.   1,501,564  -  -  17,850,000
Photronics, Inc.   7,551,067  3,552,248  -  24,374,250
Sipex Corp.   2,267,813  -  -  15,027,275
Triquint Semiconductor, Inc.   2,957,130  -  -  16,613,063
Unitrode Corp.   -  1,808,487  -  -
Zilog, Inc.   1,806,250  -  -  25,493,738
Totals $ 29,816,600 $ 19,113,685 $ - $ 118,604,826
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $4,443,321,532 and $4,104,602,801, respectively (see Note 3 of Notes to Financial Statements).
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $595,711 for the period (see Note 4 of Notes to Financial Statements).
The fund participated in the interfund lending program as a lender. The maximum loan and average daily balances during the period for which loans were outstanding amounted to $18,905,000 and $6,781,250, respectively. The weighted average interest rate was 5.4%. Interest earned from the interfund lending program amounted to $4,099 and is included in interest income on the statement of operations (see Note 5 of Notes to Financial Statements). At the period end, the value of securities loaned and the value of collateral amounted to $52,160,625 and $53,065,000, respectively (see Note 6 of Notes to Financial Statements).
The fund participated in the bank borrowing program. The maximum loan and average daily balance during the period for which the loan was outstanding amounted to $5,338,000. The weighted average interest rate was 5.8%. (see
Note 7 of Notes to Financial Statements).
INCOME TAX INFORMATION
At February 28, 1997, the aggregate cost of investment securities for income tax purposes was $1,680,852,555. Net unrealized appreciation aggregated $139,551,368, of which $203,524,257 related to appreciated investment securities and $63,972,889 related to depreciated investment securities.
The fund hereby designates approximately $169,000 as a capital gain dividend for the purpose of the dividend paid deduction.
ELECTRONICS PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
 FEBRUARY 28, 1997




ASSETS

Investment in securities, at value                                                                                $ 1,820,403,923
(cost $1,675,202,743) -
See accompanying schedule

Receivable for investments sold                                                                                    72,178,225

Receivable for fund shares sold                                                                                    21,475,150

Dividends receivable                                                                                               126,747

Interest receivable                                                                                                880,097

Redemption fees receivable                                                                                         60,090

Other receivables                                                                                                  30,978

 TOTAL ASSETS                                                                                                      1,915,155,210

LIABILITIES

Payable for investments purchased                                                                  $ 42,035,482

Payable for fund shares redeemed                                                                    73,834,256

Accrued management fee                                                                              995,677

Other payables and accrued expenses                                                                 1,208,282

Collateral on securities loaned,                                                                    53,065,000
at value

 TOTAL LIABILITIES                                                                                                 171,138,697

NET ASSETS                                                                                                        $ 1,744,016,513

Net Assets consist of:

Paid in capital                                                                                                   $ 1,415,316,374

Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions                183,498,959

Net unrealized appreciation (depreciation) on investments                                                          145,201,180

NET ASSETS, for 45,957,428                                                                                        $ 1,744,016,513
shares outstanding

NET ASSET VALUE and redemption price per share ($1,744,016,513 (divided by) 45,957,428 shares)                     $37.95

Maximum offering price per share (100/97.00 of $37.95)                                                             $39.12


STATEMENT OF OPERATIONS
 YEAR ENDED FEBRUARY 28, 1997


INVESTMENT INCOME                                                                               $ 2,114,290
Dividends

Interest (including income on securities loaned of $330,076)                                     7,700,604

 TOTAL INCOME                                                                                    9,814,894

EXPENSES

Management fee                                                                   $ 7,859,173

Transfer agent fees                                                               7,986,832

Accounting and security lending fees                                              813,448

Non-interested trustees' compensation                                             7,215

Custodian fees and expenses                                                       60,669

Registration fees                                                                 396,388

Audit                                                                             81,957

Legal                                                                             7,397

Interest                                                                          853

Miscellaneous                                                                     36,268

 Total expenses before reductions                                                 17,250,200

 Expense reductions                                                               (471,050       16,779,150
                                                                                 )

NET INVESTMENT INCOME (LOSS)                                                                     (6,964,256
                                                                                                )

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities (including                                                 272,104,613
 realized gain (loss) of $8,239,809
 on sale of investments in
 affiliated issuers)

 Foreign currency transactions                                                    (741           272,103,872
                                                                                 )

Change in net unrealized appreciation (depreciation) on investment securities                    64,022,840

NET GAIN (LOSS)                                                                                  336,126,712

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                 $ 329,162,456

OTHER INFORMATION                                                                               $ 9,021,074
Sales charges paid to FDC

 Deferred sales charges withheld                                                                $ 9,923
 by FDC

 Exchange fees withheld by FSC                                                                  $ 431,003

 Expense reductions                                                                             $ 436,181
 Directed brokerage arrangements

  Custodian interest credits                                                                     24,246

  Transfer agent interest credits                                                                10,623

                                                                                                $ 471,050


STATEMENT OF CHANGES IN NET ASSETS
INCREASE         YEAR ENDED     YEAR ENDED
(DECREASE) IN    FEBRUARY 28,   FEBRUARY 29,
NET ASSETS       1997           1996

Operations          $ (6,964,256)      $ (2,596,453)
Net
investment
income (loss)

 Net realized        272,103,872        270,475,690
gain (loss)

 Change in           64,022,840         60,817,847
net
unrealized
appreciation
(depreciation
)

 NET INCREASE        329,162,456        328,697,084
(DECREASE)
IN NET
ASSETS
RESULTING
FROM
OPERATIONS

Distributions to     -                  (151,485,297)
shareholders
from net
realized
gains

Share                2,439,060,498      2,894,540,424
transactions
Net proceeds
from sales of
shares

 Reinvestmen         -                  148,005,751
t of
distributions

 Cost of             (2,163,322,518)    (2,308,922,665)
shares
redeemed

 Paid in             5,754,283          6,093,960
capital
portion of
redemption
fees

 NET INCREASE        281,492,263        739,717,470
(DECREASE)
IN NET
ASSETS
RESULTING
FROM SHARE
TRANSACTIO
NS

  TOTAL              610,654,719        916,929,257
INCREASE
(DECREASE)
IN NET ASSETS


NET ASSETS

 Beginning of        1,133,361,794      216,432,537
period

 End of period      $ 1,774,016,513    $ 1,133,361,794

OTHER
INFORMATION
Shares

 Sold                73,288,709         99,523,034

 Issued in           -                  6,026,277
reinvestment
of
distributions

 Redeemed            (67,555,816)       (76,257,043)

 Net increase        5,732,893          29,292,268
(decrease)


SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

             YEAR ENDED     YEAR ENDED     YEARS ENDED FEBRUARY 28,          TEN MONTHS
             FEBRUARY 28,   FEBRUARY 29,                                     ENDED
                                                                             FEBRUARY 28,

SELECTED     1997           1996           1995                       1994   1993
PER-SHARE
DATA D


Net asset        $ 28.18       $ 19.80       $ 17.67     $ 14.28     $ 11.81
value,
beginning of
period

Income from
Investment
Operations

 Net              (.17)         (.08)         (.18)       (.09)       (.05)
investment
income (loss)

 Net realized     9.80          13.51         2.11        6.09        2.33
and
unrealized
gain (loss)

 Total from       9.63          13.43         1.93        6.00        2.28
investment
operations



Less
Distributions

 From net         -             (5.25)        -           (2.75)      -
realized gain

Redemption        .14           .20           .20         .14         .19
fees added to
paid in
capital

Net asset        $ 37.95       $ 28.18       $ 19.80     $ 17.67     $ 14.28
value, end of
period

TOTAL             34.67%        72.75%        12.05%      46.24%      20.91%
RETURN B, C

RATIOS AND
SUPPLEMENT
AL DATA

Net assets,      $ 1,744,017   $ 1,133,362   $ 216,433   $ 110,993   $ 48,027
end of period
(000 omitted)

Ratio of          1.33%         1.25%         1.72%       1.67%       1.69% A
expenses to
average net
assets

Ratio of          1.29% E       1.22% E       1.71% E     1.67%       1.69% A
expenses to
average net
assets after
expense
reductions

Ratio of net      (.54)%        (.28)%        (.98)%      (.52)%      (.50)%
investment                                                           A
income (loss)
to average
net assets

Portfolio         341%          366%          205%        163%        293% A
turnover rate

Average          $ .0421
commission
rate F


A ANNUALIZED  A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT
BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 8 OF NOTES TO FINANCIAL
STATEMENTS).  B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR
PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.  C NET INVESTMENT INCOME (LOSS)
PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE
PERIOD.  D FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES
WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 8 OF NOTES TO
FINANCIAL STATEMENTS).  E FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995,
A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY
TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO
PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS
WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.


SOFTWARE AND COMPUTER SERVICES PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED                           PAST 1   PAST 5    PAST 10
FEBRUARY 28, 1997                       YEAR     YEARS     YEARS

SOFTWARE AND COMPUTER SERVICES          16.14%   162.00%   364.43%

SOFTWARE AND COMPUTER SERVICES          12.66%   154.14%   350.50%
(INCL. 3% SALES CHARGE)

S&P 500                                 26.16%   118.75%   276.74%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one, five, or 10 years. You can compare the fund's returns to the performance of the S&P 500 - a widely recognized, unmanaged index of common stocks. This benchmark reflects reinvestment of dividends and capital gains, if any, and excludes the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                     PAST 1   PAST 5   PAST 10
FEBRUARY 28, 1997                 YEAR     YEARS    YEARS

SOFTWARE AND COMPUTER SERVICES    16.14%   21.24%   16.60%

SOFTWARE AND COMPUTER SERVICES    12.66%   20.51%   16.24%
(INCL. 3% SALES CHARGE)

S&P 500                           26.16%   16.94%   14.16%

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

UNDERSTANDING PERFORMANCE
How a fund did yesterday is no guarantee of
how it will do tomorrow. The stock market, for
example, has a history of growth in the long run
and volatility in the short run. Unlike the broader
market, however, some sectors may not have
a history of growth in the long run. And, as
with all stock funds, the share price and
return of a fund that invests in a sector will
vary. That means if you sell your shares
during a sector downturn, you might lose
money. But if you can identify a sector that is
about to experience rapid growth you may
have the potential for above-average gains.
(checkmark)
$10,000 OVER 10 YEARS
  1987/02/28       9700.00                    10000.00
  1987/03/31       9861.86                    10289.00
  1987/04/30      10029.50                    10197.43
  1987/05/31      10075.74                    10286.15
  1987/06/30       9723.12                    10805.60
  1987/07/31       9694.22                    11353.44
  1987/08/31      10376.34                    11776.92
  1987/09/30      10486.17                    11519.01
  1987/10/31       7711.44                     9037.81
  1987/11/30       6977.29                     8293.10
  1987/12/31       8002.94                     8924.20
  1988/01/31       7771.67                     9299.91
  1988/02/29       8410.69                     9733.29
  1988/03/31       8483.72                     9432.53
  1988/04/30       8739.33                     9537.23
  1988/05/31       8501.98                     9620.20
  1988/06/30       9171.43                    10061.77
  1988/07/31       8714.98                    10023.54
  1988/08/31       8112.48                     9682.74
  1988/09/30       8635.87                    10095.22
  1988/10/31       8179.43                    10375.87
  1988/11/30       8057.71                    10227.49
  1988/12/31       8727.16                    10406.47
  1989/01/31       9378.35                    11168.23
  1989/02/28       8958.42                    10890.14
  1989/03/31       8739.33                    11143.88
  1989/04/30       9585.27                    11722.25
  1989/05/31       9932.16                    12197.00
  1989/06/30       8948.51                    12127.48
  1989/07/31       8684.39                    13222.59
  1989/08/31       9080.57                    13481.75
  1989/09/30       9262.93                    13426.47
  1989/10/31       9457.88                    13114.98
  1989/11/30       9734.57                    13382.52
  1989/12/31       9778.71                    13703.71
  1990/01/31       9431.08                    12784.19
  1990/02/28       9675.71                    12949.10
  1990/03/31      10061.97                    13292.25
  1990/04/30      10029.78                    12959.95
  1990/05/31      11291.55                    14223.54
  1990/06/30      11555.49                    14126.82
  1990/07/31      10499.72                    14081.62
  1990/08/31       9031.95                    12808.64
  1990/09/30       7995.50                    12184.86
  1990/10/31       8156.44                    12132.46
  1990/11/30       9205.77                    12916.22
  1990/12/31       9862.40                    13276.58
  1991/01/31      11310.86                    13855.44
  1991/02/28      12134.87                    14846.11
  1991/03/31      12823.70                    15205.38
  1991/04/30      12727.13                    15241.87
  1991/05/31      12958.88                    15900.32
  1991/06/30      12009.09                    15172.09
  1991/07/31      12746.80                    15879.11
  1991/08/31      13782.44                    16255.44
  1991/09/30      13328.46                    15983.98
  1991/10/31      13995.24                    16198.16
  1991/11/30      12463.07                    15545.38
  1991/12/31      14383.80                    17323.77
  1992/01/31      16692.58                    17001.55
  1992/02/29      17194.17                    17222.57
  1992/03/31      16368.03                    16886.73
  1992/04/30      15954.95                    17383.20
  1992/05/31      16205.75                    17468.37
  1992/06/30      15327.97                    17208.09
  1992/07/31      16412.28                    17911.90
  1992/08/31      15187.82                    17544.71
  1992/09/30      16286.89                    17751.74
  1992/10/31      17599.87                    17813.87
  1992/11/30      19134.14                    18421.32
  1992/12/31      19495.58                    18647.90
  1993/01/31      20498.76                    18804.55
  1993/02/28      20373.36                    19060.29
  1993/03/31      20808.56                    19462.46
  1993/04/30      20458.37                    18991.47
  1993/05/31      22765.77                    19500.44
  1993/06/30      23940.29                    19556.99
  1993/07/31      23215.59                    19478.76
  1993/08/31      24781.62                    20217.01
  1993/09/30      25281.42                    20061.34
  1993/10/31      25223.11                    20476.61
  1993/11/30      24598.36                    20282.08
  1993/12/31      25876.65                    20527.49
  1994/01/31      26778.34                    21225.43
  1994/02/28      27135.26                    20650.22
  1994/03/31      24223.55                    19749.87
  1994/04/30      24348.87                    20002.67
  1994/05/31      21912.08                    20330.71
  1994/06/30      19989.30                    19832.61
  1994/07/31      20969.73                    20483.12
  1994/08/31      23244.70                    21322.93
  1994/09/30      24301.28                    20800.52
  1994/10/31      25795.71                    21268.53
  1994/11/30      25205.55                    20493.93
  1994/12/31      25976.57                    20797.85
  1995/01/31      25548.23                    21337.14
  1995/02/28      27670.90                    22168.65
  1995/03/31      29251.01                    22822.85
  1995/04/30      30164.80                    23494.98
  1995/05/31      30983.41                    24434.07
  1995/06/30      33724.80                    25001.68
  1995/07/31      35761.81                    25830.73
  1995/08/31      36009.29                    25895.57
  1995/09/30      37494.21                    26988.36
  1995/10/31      37941.59                    26892.01
  1995/11/30      39017.21                    28072.57
  1995/12/31      37994.43                    28613.25
  1996/01/31      36537.22                    29587.24
  1996/02/29      38787.32                    29861.52
  1996/03/31      37801.56                    30149.08
  1996/04/30      41607.18                    30593.48
  1996/05/31      43057.94                    31382.49
  1996/06/30      40909.48                    31502.05
  1996/07/31      37764.30                    30110.29
  1996/08/31      38550.59                    30745.32
  1996/09/30      43589.52                    32475.67
  1996/10/31      43744.57                    33371.34
  1996/11/30      47210.91                    35893.88
  1996/12/31      46263.92                    35182.83
  1997/01/31      49977.17                    37381.05
  1997/02/28      45061.20                    37674.12
Let's say hypothetically that $10,000 was invested in Fidelity Select Software and Computer Services Portfolio on February 28, 1987, and the current maximum 3% sales charge was paid. As the chart shows, by February 28, 1997, the value of the investment would have grown to $45,050 - a 350.50% increase on the initial investment. For comparison, look at how the S&P 500 did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $37,674 - a 276.74% increase.
INVESTMENT SUMMARY
TOP TEN STOCKS AS OF FEBRUARY 28, 1997
                                % OF FUND'S
                                INVESTMENTS

Microsoft Corp.                 7.5

Electronics for Imaging, Inc.   6.8

Dell Computer Corp.             4.6

Parametric Technology Corp.     4.4

Adaptec, Inc.                   4.2

SunGard Data Systems, Inc.      3.8

Baan Co. NV                     3.4

BMC Software, Inc.              3.2

Teradyne, Inc.                  3.1

Scopus Technology, Inc.         3.0

TOP INDUSTRIES AS OF FEBRUARY 28, 1997
Row: 1, Col: 1, Value: 39.0
Row: 1, Col: 2, Value: 4.7
Row: 1, Col: 3, Value: 5.2
Row: 1, Col: 4, Value: 5.3
Row: 1, Col: 5, Value: 5.7
Row: 1, Col: 6, Value: 40.1
Prepackaged Computer
Software 40.1%
CAD/CAM/CAE 5.7%
Computer Storage
Devices 5.3%
Computer Services 5.2%
Mini & Micro Computers 4.7%
All Others 39.0% *
* INCLUDES SHORT-TERM INVESTMENTS
% OF FUND'S INVESTMENTS
SOFTWARE AND COMPUTER SERVICES PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW



NOTE TO SHAREHOLDERS: Erin Sullivan became Portfolio Manager of Fidelity Select Software and Computer Services Portfolio on January 7, 1997.
Q. HOW DID THE FUND PERFORM, ERIN?
A. For the 12-month period ending February 28, 1997, the portfolio returned 16.14%, compared to a 26.16% increase in the Standard & Poor's 500 Index.
Q. WHAT WAS THE INVESTING ENVIRONMENT LIKE OVER THE PAST YEAR AND HOW DID IT AFFECT THE FUND'S PERFORMANCE?
A. The fund's returns were flat for the first half of the period, with all of its one-year performance coming in the second half after the technology sector rebounded from a late spring correction. On the whole, I'd say the past year was a very difficult period for many software companies, primarily because of the competitive pressures they faced. A few companies did well, with PC software leader Microsoft, the fund's largest holding at the end of the period, doubling during the past year and up close to 60% in the past six months alone. By and large though, the software segment didn't perform as well as many of the other segments of the broader technology sector. As an example, the Standard & Poor's Computer Software Index was up 47% on a market capitalization-weighted basis during the period with Microsoft, which makes up the bulk of the index, included, but up only about 6% without Microsoft.
Q. WHY SUCH A DISPARITY?
A. Microsoft is a dominant company that has been very successful. Based on the features it includes in a new software product, for example, Microsoft can have a major impact on its competitors. For instance, it announced recently that it would soon be including - or "bundling" - in its products features similar to those found in products sold by Citrix Systems. After the announcement, Citrix's stock dropped by more than 70% in a matter of days, a pretty good example of Microsoft's influence in the industry.
Q. GIVEN THIS ENVIRONMENT, WHERE DOES ONE FIND INVESTMENT OPPORTUNITIES?
A. One area of opportunity is companies that have staked out good niches for themselves in places where Microsoft isn't. The "help desk" companies - those that sell software to improve customer service and sales automation - are good examples. Scopus, whose stock almost doubled since the last report to you, as well as Remedy fall into this category. Also doing well were companies that provide enterprise-wide or client-server software, including PeopleSoft and Baan, a Dutch company up about 40% over the last six months.
Q. WHAT WERE THE DISAPPOINTMENTS OVER THE PAST SIX MONTHS?
A. Other than the overall competitive pressures affecting many of the smaller companies within this sector, I'd point to BMC, which makes mainframe software, as a negative for the fund. One of the fund's top holdings at the end of the period, its stock went down, largely as a result of disappointing earnings during one of its quarters.
Q. HAVE YOU MADE ANY SIGNIFICANT CHANGES TO THE FUND'S HOLDINGS SINCE TAKING OVER IN EARLY JANUARY?
A. I added more Microsoft to the fund because I felt that its business fundamentals - meaning its prospects for earnings and growth - were very strong, it has a dominant position in its market and its Windows NT operating system appears to be selling well. I also added to our holdings in Parametric, a developer of automated design and manufacturing software for the automobile and other industries. I liked its dominant market position, high operating margins and upcoming products.
Q. WHAT'S YOUR OUTLOOK FOR THE FUTURE?
A. I think it will continue to be a very competitive sector, particularly for the smaller companies that don't have a well-defined niche. However, despite the downturn among technology stocks in February, I don't have the fund positioned defensively. I believe stock prices follow earnings growth, and I'll continue to pick stocks for the long term based on earnings outlook, as well as product pipelines and management quality.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.


FUND FACTS
START DATE: July 29, 1985
FUND NUMBER: 028
TRADING SYMBOL: FSCSX
SIZE: as of February 28, 1997, more than $389 million
MANAGER: Erin Sullivan, since January 1997;
manager, Fidelity Select Retailing Portfolio,
1995-January 1997; equity analyst, medical technology and hospital supply industries,
1993-1995; analyst, initial public offerings,
1991-1992; joined Fidelity in 1991
(checkmark)
SOFTWARE AND COMPUTER SERVICES PORTFOLIO
INVESTMENTS FEBRUARY 28, 1997

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 85.7%
 SHARES VALUE (NOTE 1)
COMMUNICATIONS EQUIPMENT - 2.5%
TELEPHONE EQUIPMENT - 2.5%
Ascend Communications, Inc.   10,000 $ 522,500
DSC Communications Corp. (a)  420,000  8,820,000
Pairgain Technologies, Inc. (a)   30,000  886,875
  10,229,375
COMPUTER SERVICES & SOFTWARE - 55.1%
CAD/CAM/CAE - 5.7%
Forte Software, Inc. (a)  215,800  5,502,900
New Dimension Software Ltd. (a)  7,500  100,313
Parametric Technology Corp. (a)  325,000  18,321,875
  23,925,088
COMPUTER & SOFTWARE STORES - 1.2%
CompUSA, Inc. (a)  238,800  4,776,000
COMPUTER SERVICES - 5.2%
American Management Systems, Inc. (a)  11,400  199,500
Equifax, Inc.   50,000  1,487,500
Metro Information Services, Inc.   1,000  18,375
Midway Games, Inc. (a)  158,700  2,479,682
Paychex, Inc.   33,750  1,468,125
SunGard Data Systems, Inc. (a)  315,100  15,991,325
  21,644,507
DATA PROCESSING - 2.4%
Affiliated Computer Services, Inc.
 Class A (a)  7,700  158,813
Ceridian Corp. (a)  30,000  1,173,750
First Data Corp.   80,000  2,930,000
Fiserv, Inc. (a)  180,000  5,895,000
  10,157,563
ELECTRONIC INFORMATION RETRIEVAL - 0.5%
CUC International, Inc. (a)  80,000  1,910,000
E Trade Group, Inc.   10,000  240,000
  2,150,000
PREPACKAGED COMPUTER SOFTWARE - 40.1%
Arbor Software Corp.   50,000  1,643,750
Aspect Development, Inc. (a)  2,000  49,500
Aurum Software, Inc.   500  9,188
BMC Software, Inc. (a)  309,800  13,263,313
Boole & Babbage, Inc. (a)  228,375  5,994,844
Baan Co. NV (a)  315,000  13,978,125
Business Objects SA sponsored ADR (a)  559,900  6,543,831
Cadence Design Systems, Inc. (a)  170,000  6,268,750
Eidos PLC sponsored ADR  200,000  3,300,000
Electronics for Imaging, Inc. (a)  741,000  28,528,500
General Magic, Inc. (a)  89,400  106,163
Infinium Software, Inc.   50,000  350,000
I2 Technologies, Inc.   10,000  291,250
Legato Systems, Inc.   20,000  405,000
Maxis, Inc. (a)  100,000  1,037,500
McAfee Associates, Inc.   6,500  298,188
Metrowerks, Inc. (a)  108,300  926,148
Microsoft Corp. (a)  320,000  31,200,000
Openvision Technologies, Inc. (a)  62,000  682,000
Oracle Systems Corp. (a)  127,800  5,016,150
PeopleSoft, Inc. (a)  286,000  11,404,250
Platinum Technology, Inc.   20,000  297,500
Policy Management Systems Corp. (a)  139,200  5,985,600
Rational Software Corp. (a)  52,700  1,363,613
Red Brick Systems, Inc.   10,000  197,500
Remedy Corp. (a)  50,400  1,934,100

 SHARES VALUE (NOTE 1)
Restrac, Inc.   110,000 $ 412,500
Scopus Technology, Inc. (a)  564,900  12,357,188
Spectrum Holobyte, Inc. (a)  302,800  2,498,100
Sybase, Inc. (a)  70,200  1,149,525
Symantec Corp. (a)  10,000  156,250
Trusted Information Systems, Inc. (a)  600  8,925
Vantive Corp. (a)  389,100  8,657,475
Veritas Software Corp. (a)  20,000  635,000
  166,949,726
TOTAL COMPUTER SERVICES & SOFTWARE   229,602,884
COMPUTERS & OFFICE EQUIPMENT - 17.7%
COMPUTER EQUIPMENT - WHOLESALE - 1.8%
CDW Computer Centers, Inc.   10,000  525,625
Ingram Micro, Inc. Class A (a)  12,000  273,000
Tech Data Corp. (a)  275,400  6,609,600
  7,408,225
COMPUTER PERIPHERALS - 3.0%
Applied Magnetics Corp. (a)  200,000  7,775,000
Western Digital Corp. (a)  80,000  4,720,000
  12,495,000
COMPUTER STORAGE DEVICES - 5.3%
Adaptec, Inc. (a)  460,800  17,539,200
Quantum Corp. (a)  24,700  981,825
Seagate Technology (a)  75,000  3,543,750
  22,064,775
COMPUTERS & OFFICE EQUIPMENT - 0.1%
MICROS Systems, Inc. (a)  10,000  386,250
ELECTRONIC COMPUTERS - 1.4%
Auspex Systems, Inc. (a)  250,000  2,906,250
Gateway 2000, Inc. (a)  10,000  587,500
Wang Laboratories, Inc. (a)  110,000  2,413,125
  5,906,875
GRAPHICS WORKSTATIONS - 1.4%
Silicon Graphics, Inc. (a)  148,000  3,570,500
Sun Microsystems, Inc. (a)  80,000  2,470,000
  6,040,500
MINI & MICRO COMPUTERS - 4.7%
Dell Computer Corp. (a)  270,000  19,203,750
Sequent Computer Systems, Inc. (a)  20,000  343,750
  19,547,500
TOTAL COMPUTERS & OFFICE EQUIPMENT   73,849,125
ELECTRONIC INSTRUMENTS - 3.1%
Teradyne, Inc. (a)  470,000  12,807,500
ELECTRONICS - 2.4%
SEMICONDUCTORS - 2.4%
Integrated Device Technology, Inc. (a)  147,000  1,617,000
Intel Corp.   10,000  1,418,750
Intel Corp. (warrants) (a)  41,500  4,221,977
LSI Logic Corp. (a)  20,000  690,000
Micro Linear Corp. (a)  20,000  265,000
Micron Technology, Inc.   10,000  375,000
Texas Instruments, Inc.   20,000  1,542,500
  10,130,227
LODGING & GAMING - 0.7%
RACING & GAMING - 0.7%
WMS Industries, Inc. (a)  147,100  2,923,613
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
PRINTING - 0.3%
COMMERCIAL PRINTING, LITHOGRAPHIC - 0.3%
ASM Lithography Holding NV (a)  20,000 $ 1,330,000
RETAIL & WHOLESALE, MISCELLANEOUS - 2.0%
RETAIL, GENERAL - 2.0%
Office Depot, Inc. (a)  50,000  950,000
Staples, Inc. (a)  332,700  7,194,638
  8,144,638
SERVICES - 1.9%
ACCOUNTING & BOOKKEEPING SERVICES - 0.2%
NCO Group, Inc.   37,000  999,000
MANAGEMENT CONSULTING SERVICES - 1.7%
Registry, Inc.   170,000  6,927,500
TOTAL SERVICES   7,926,500
TOTAL COMMON STOCKS
 (Cost $321,590,445)   356,943,862
CASH EQUIVALENTS - 14.3%
Taxable Central Cash Fund (b)
 (Cost $59,676,806)  59,676,806  59,676,806
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $381,267,251)  $ 416,620,668
LEGEND
1. Non-income producing
2. At period end, the seven-day yield on the Taxable Central Cash Fund was 5.31%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $1,057,054,943 and $1,029,695,461, respectively (see Note 3 of Notes to Financial Statements).
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $86,634 for the period (see
Note 4 of Notes to Financial Statements).
The fund participated in the interfund lending program as a lender. The maximum loan and average daily balance during the period for which the loan was outstanding amounted to $25,562,000. The weighted average interest rate was 5.5%. Interest earned from the interfund lending program amounted to $3,880 and is included in interest income on the statement of operations (see Note 5 of Notes to Financial Statements).
At the period end, the value of securities loaned and the value of collateral amounted to $32,589,625 and $34,517,400, respectively (see Note 6 of Notes to Financial Statements).
INCOME TAX INFORMATION
At February 28, 1997, the aggregate cost of investment securities for income tax purposes was $381,507,021. Net unrealized appreciation aggregated $35,113,647, of which $58,121,276 related to appreciated investment securities and $23,007,629 related to depreciated investment securities.
The fund hereby designates approximately $12,796,000 as a capital gain dividend for the purpose of the dividend paid deduction.
The fund intends to elect to defer to its fiscal year ending February 28, 1998 approximately $2,232,000 of losses recognized during the period November 1, 1996 to February 28, 1997.
A total of 4% of the dividends distributed during the fiscal year qualifies for the dividends-received deduction for corporate shareholders (unaudited).
The fund will notify shareholders in January 1998 of the applicable percentage for use in preparing 1997 income tax returns.
SOFTWARE AND COMPUTER SERVICES PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
 FEBRUARY 28, 1997



ASSETS


Investment in securities, at value                                                                                   $ 416,620,668

(cost $381,267,251) - See accompanying schedule


Cash                                                                                                                  582,463


Receivable for investments sold                                                                                       13,978,226


Receivable for fund shares sold                                                                                       1,652,951


Dividends receivable                                                                                                  6,625


Interest receivable                                                                                                   246,196


Redemption fees receivable                                                                                            1,765


Other receivables                                                                                                     95,918


 TOTAL ASSETS                                                                                                         433,184,812


LIABILITIES


Payable for investments purchased                                                                      $ 4,826,784


Payable for fund shares redeemed                                                                        3,554,152


Accrued management fee                                                                                  211,187


Other payables and accrued expenses                                                                     376,433


Collateral on securities loaned,                                                                        34,517,400

at value


 TOTAL LIABILITIES                                                                                                    43,485,956


NET ASSETS                                                                                                           $ 389,698,856


Net Assets consist of:


Paid in capital                                                                                                      $ 318,889,040


Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions                   35,456,399


Net unrealized appreciation (depreciation) on investments                                                             35,353,417


NET ASSETS, for 10,100,162                                                                                           $ 389,698,856

shares outstanding


NET ASSET VALUE and redemption price per share ($389,698,856 (divided by) 10,100,162 shares)                          $38.58


Maximum offering price per share (100/97.00 of $38.58)                                                                $39.77



STATEMENT OF OPERATIONS
 YEAR ENDED FEBRUARY 28, 1997


INVESTMENT INCOME                                                                              $ 571,975
Dividends

Interest (including income on securities loaned of $260,631)                                    3,009,667

 TOTAL INCOME                                                                                   3,581,642

EXPENSES

Management fee                                                                   $ 2,546,782

Transfer agent fees                                                               3,288,164

Accounting and security lending fees                                              425,626

Non-interested trustees' compensation                                             2,327

Custodian fees and expenses                                                       22,682

Registration fees                                                                 123,547

Audit                                                                             43,292

Legal                                                                             3,194

Miscellaneous                                                                     13,810

 Total expenses before reductions                                                 6,469,424

 Expense reductions                                                               (90,683       6,378,741
                                                                                 )

NET INVESTMENT INCOME (LOSS)                                                                    (2,797,099
                                                                                               )

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                                            61,215,387

 Foreign currency transactions                                                    (4,419        61,210,968
                                                                                 )

Change in net unrealized appreciation (depreciation) on investment securities                   (9,105,850
                                                                                               )

NET GAIN (LOSS)                                                                                 52,105,118

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                $ 49,308,019

OTHER INFORMATION                                                                              $ 1,921,006
Sales charges paid to FDC

 Deferred sales charges withheld                                                               $ 5,034
 by FDC

 Exchange fees withheld by FSC                                                                 $ 156,188

 Expense reductions                                                                            $ 86,927
 Directed brokerage arrangements

  Custodian interest credits                                                                    3,171

  Transfer agent interest credits                                                               585

                                                                                               $ 90,683


STATEMENT OF CHANGES IN NET ASSETS
INCREASE         YEAR ENDED     YEAR ENDED
(DECREASE) IN    FEBRUARY 28,   FEBRUARY 29,
NET ASSETS       1997           1996

Operations          $ (2,797,099    $ (1,677,670
Net                 )               )
investment
income (loss)

 Net realized        61,210,968      78,787,493
gain (loss)

 Change in           (9,105,850      11,995,871
net                 )
unrealized
appreciation
(depreciation
)

 NET INCREASE        49,308,019      89,105,694
(DECREASE)
IN NET
ASSETS
RESULTING
FROM
OPERATIONS

Distributions to     (32,120,784     (42,462,985
shareholders        )               )
from net
realized
gains

Share                568,629,736     441,404,241
transactions
Net proceeds
from sales of
shares

 Reinvestmen         31,720,922      41,961,776
t of
distributions

 Cost of             (566,265,440    (429,413,822
shares              )               )
redeemed

 Paid in             793,106         593,307
capital
portion of
redemption
fees

 NET INCREASE        34,878,324      54,545,502
(DECREASE)
IN NET
ASSETS
RESULTING
FROM SHARE
TRANSACTIO
NS

  TOTAL              52,065,559      101,188,211
INCREASE
(DECREASE)
IN NET ASSETS


NET ASSETS

 Beginning of        337,633,297     236,445,086
period

 End of period      $ 389,698,856   $ 337,633,297

OTHER
INFORMATION
Shares

 Sold                14,976,546      12,357,143

 Issued in           840,597         1,146,186
reinvestment
of
distributions

 Redeemed            (15,044,201     (12,309,713
                    )               )

 Net increase        772,942         1,193,616
(decrease)


SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

             YEAR ENDED     YEAR ENDED     YEARS ENDED FEBRUARY 28,          TEN MONTHS
             FEBRUARY 28,   FEBRUARY 29,                                     ENDED
                                                                             FEBRUARY 28,

SELECTED     1997           1996           1995                       1994   1993
PER-SHARE
DATA D


Net asset        $ 36.20     $ 29.07     $ 28.89     $ 27.62     $ 21.63
value,
beginning of
period

Income from
Investment
Operations

 Net              (.25)       (.19)       (.26)       (.34)       (.07) E
investment
income (loss)

 Net realized     5.87        11.85       .67         7.92        5.88
and
unrealized
gain (loss)

 Total from       5.62        11.66       .41         7.58        5.81
investment
operations



Less
Distributions

 From net         (3.31)      (4.60)      (.33)       (6.48)      -
realized gain

Redemption        .07         .07         .10         .17         .18
fees added to
paid in
capital

Net asset        $ 38.58     $ 36.20     $ 29.07     $ 28.89     $ 27.62
value, end of
period

TOTAL             16.14%      40.17%      1.97%       33.19%      27.69%
RETURN B, C

RATIOS AND
SUPPLEMENT
AL DATA

Net assets,      $ 389,699   $ 337,633   $ 236,445   $ 178,034   $ 151,212
end of period
(000 omitted)

Ratio of          1.54%       1.48%       1.52%       1.57%       1.64% A
expenses to
average net
assets

Ratio of          1.51% F     1.47% F     1.50% F     1.57%       1.64% A
expenses to
average net
assets after
expense
reductions

Ratio of net      (.66)%      (.54)%      (1.01)%     (1.19)%     (.37)%
investment                                                       A
income (loss)
to average
net assets

Portfolio         279%        183%        164%        376%        402% A
turnover rate

Average          $ .0427
commission
rate G


A ANNUALIZED B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT
BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 8 OF NOTES TO FINANCIAL
STATEMENTS). C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR
PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. D NET INVESTMENT INCOME (LOSS)
PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE
PERIOD. E INVESTMENT INCOME PER SHARE REFLECTS DIVIDENDS RECEIVED IN ARREARS WHICH
AMOUNTED TO $.03 PER SHARE. F FMR OR THE FUND HAS ENTERED INTO VARYING
ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S
EXPENSES (SEE NOTE 8 OF NOTES TO FINANCIAL STATEMENTS). G FOR FISCAL YEARS
BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE
COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED.
THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX
OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE
STRUCTURES MAY DIFFER.


TECHNOLOGY PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value), but does not include certain fees paid by shareholders upon exchange or redemption.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED                   PAST 1   PAST 5    PAST 10
FEBRUARY 28, 1997               YEAR     YEARS     YEARS

TECHNOLOGY                      12.64%   154.48%   258.38%

TECHNOLOGY                      9.26%    146.84%   247.63%
(INCL. 3% SALES CHARGE)

S&P 500                         26.16%   118.75%   276.74%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one, five, or 10 years. You can compare the fund's returns to the performance of the S&P 500 - a widely recognized, unmanaged index of common stocks. This benchmark reflects reinvestment of dividends and capital gains, if any, and excludes the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED             PAST 1   PAST 5   PAST 10
FEBRUARY 28, 1997         YEAR     YEARS    YEARS

TECHNOLOGY                12.64%   20.54%   13.61%

TECHNOLOGY                9.26%    19.81%   13.27%
(INCL. 3% SALES CHARGE)

S&P 500                   26.16%   16.94%   14.16%

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

UNDERSTANDING PERFORMANCE
How a fund did yesterday is no guarantee of
how it will do tomorrow. The stock market, for
example, has a history of growth in the long run
and volatility in the short run. Unlike the broader
market, however, some sectors may not have
a history of growth in the long run. And, as
with all stock funds, the share price and
return of a fund that invests in a sector will
vary. That means if you sell your shares
during a sector downturn, you might lose
money. But if you can identify a sector that is
about to experience rapid growth you may
have the potential for above-average gains.
(checkmark)
$10,000 OVER 10 YEARS
  1987/02/28       9700.00                    10000.00
  1987/03/31       9149.23                    10289.00
  1987/04/30       9413.75                    10197.43
  1987/05/31       9627.53                    10286.15
  1987/06/30       9341.28                    10805.60
  1987/07/31       9435.49                    11353.44
  1987/08/31       9989.88                    11776.92
  1987/09/30      10040.61                    11519.01
  1987/10/31       6507.73                     9037.81
  1987/11/30       5659.84                     8293.10
  1987/12/31       6479.71                     8924.20
  1988/01/31       6130.28                     9299.91
  1988/02/29       6737.99                     9733.29
  1988/03/31       6665.82                     9432.53
  1988/04/30       6920.30                     9537.23
  1988/05/31       6730.39                     9620.20
  1988/06/30       7349.50                    10061.77
  1988/07/31       6802.56                    10023.54
  1988/08/31       6175.86                     9682.74
  1988/09/30       6342.98                    10095.22
  1988/10/31       6080.90                    10375.87
  1988/11/30       5898.59                    10227.49
  1988/12/31       6304.99                    10406.47
  1989/01/31       6813.95                    11168.23
  1989/02/28       6627.84                    10890.14
  1989/03/31       6506.30                    11143.88
  1989/04/30       6977.27                    11722.25
  1989/05/31       7547.00                    12197.00
  1989/06/30       6878.52                    12127.48
  1989/07/31       7000.06                    13222.59
  1989/08/31       7151.99                    13481.75
  1989/09/30       7322.91                    13426.47
  1989/10/31       7269.73                    13114.98
  1989/11/30       7288.72                    13382.52
  1989/12/31       7376.08                    13703.71
  1990/01/31       7224.16                    12784.19
  1990/02/28       7630.56                    12949.10
  1990/03/31       7987.59                    13292.25
  1990/04/30       7626.76                    12959.95
  1990/05/31       8610.49                    14223.54
  1990/06/30       8686.46                    14126.82
  1990/07/31       8223.08                    14081.62
  1990/08/31       7102.61                    12808.64
  1990/09/30       6498.70                    12184.86
  1990/10/31       6684.81                    12132.46
  1990/11/30       7687.53                    12916.22
  1990/12/31       8150.91                    13276.58
  1991/01/31       9525.86                    13855.44
  1991/02/28      10008.23                    14846.11
  1991/03/31      10809.65                    15205.38
  1991/04/30      10277.90                    15241.87
  1991/05/31      10847.63                    15900.32
  1991/06/30       9795.28                    15172.09
  1991/07/31      10879.83                    15879.11
  1991/08/31      11414.46                    16255.44
  1991/09/30      11471.75                    15983.98
  1991/10/31      11781.07                    16198.16
  1991/11/30      11395.37                    15545.38
  1991/12/31      12957.62                    17323.77
  1992/01/31      13450.41                    17001.55
  1992/02/29      13660.51                    17222.57
  1992/03/31      12575.61                    16886.73
  1992/04/30      12392.25                    17383.20
  1992/05/31      12514.49                    17468.37
  1992/06/30      11619.82                    17208.09
  1992/07/31      12211.86                    17911.90
  1992/08/31      11586.47                    17544.71
  1992/09/30      12153.49                    17751.74
  1992/10/31      12870.61                    17813.87
  1992/11/30      13912.93                    18421.32
  1992/12/31      14088.04                    18647.90
  1993/01/31      14517.48                    18804.55
  1993/02/28      14434.09                    19060.29
  1993/03/31      14621.71                    19462.46
  1993/04/30      14579.79                    18991.47
  1993/05/31      16050.68                    19500.44
  1993/06/30      16834.54                    19556.99
  1993/07/31      16387.27                    19478.76
  1993/08/31      17263.35                    20217.01
  1993/09/30      17530.79                    20061.34
  1993/10/31      17184.97                    20476.61
  1993/11/30      17018.97                    20282.08
  1993/12/31      18124.28                    20527.49
  1994/01/31      19036.81                    21225.43
  1994/02/28      19574.97                    20650.22
  1994/03/31      18915.14                    19749.87
  1994/04/30      18534.17                    20002.67
  1994/05/31      18563.39                    20330.71
  1994/06/30      16990.47                    19832.61
  1994/07/31      17647.88                    20483.12
  1994/08/31      19508.11                    21322.93
  1994/09/30      19410.72                    20800.52
  1994/10/31      20136.31                    21268.53
  1994/11/30      19858.73                    20493.93
  1994/12/31      20141.18                    20797.85
  1995/01/31      19357.15                    21337.14
  1995/02/28      20477.19                    22168.65
  1995/03/31      21723.84                    22822.85
  1995/04/30      23361.19                    23494.98
  1995/05/31      24264.91                    24434.07
  1995/06/30      26519.19                    25001.68
  1995/07/31      29200.23                    25830.73
  1995/08/31      30103.95                    25895.57
  1995/09/30      31489.65                    26988.36
  1995/10/31      31017.71                    26892.01
  1995/11/30      30857.05                    28072.57
  1995/12/31      28964.39                    28613.25
  1996/01/31      29257.93                    29587.24
  1996/02/29      30861.10                    29861.52
  1996/03/31      28473.28                    30149.08
  1996/04/30      30925.31                    30593.48
  1996/05/31      31764.06                    31382.49
  1996/06/30      29504.57                    31502.05
  1996/07/31      26354.98                    30110.29
  1996/08/31      27376.32                    30745.32
  1996/09/30      30885.37                    32475.67
  1996/10/31      30662.85                    33371.34
  1996/11/30      34445.78                    35893.88
  1996/12/31      33546.03                    35182.83
  1997/01/31      37516.37                    37381.05
  1997/02/28      34763.04                    37674.12
Let's say hypothetically that $10,000 was invested in Fidelity Select Technology Portfolio on February 28, 1987, and the current maximum 3% sales charge was paid. As the chart shows, by February 28, 1997, the value of the investment would have grown to $34,763 - a 247.63% increase on the initial investment. For comparison, look at how the S&P 500 did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $37,674 - a 276.74% increase. INVESTMENT SUMMARY
TOP TEN STOCKS AS OF FEBRUARY 28, 1997
                              % OF FUND'S
                              INVESTMENTS

Applied Materials, Inc.       6.8

Electronic Arts, Inc.         5.0

ASM Lithography Holding NV    4.4

Lattice Semiconductor Corp.   3.6

Altera Corp.                  3.3

Ciena Corp.                   3.2

Ascend Communications, Inc.   3.0

Teradyne, Inc.                2.9

Texas Instruments, Inc.       2.6

Tencor Instruments            2.1

TOP INDUSTRIES AS OF FEBRUARY 28, 1997
Row: 1, Col: 1, Value: 50.0
Row: 1, Col: 2, Value: 4.0
Row: 1, Col: 3, Value: 4.4
Row: 1, Col: 4, Value: 8.699999999999999
Row: 1, Col: 5, Value: 9.300000000000001
Row: 1, Col: 6, Value: 23.6
Semiconductors 23.6%
Semiconductor Capital
Equipment 9.3%
Prepackaged Computer
Software 8.7%
Commercial Printing,
Lithographic 4.4%
Telephone Equipment 4.0%
All Others 50.0% *
* INCLUDES SHORT-TERM INVESTMENTS
% OF FUND'S INVESTMENTS
TECHNOLOGY PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW



Adam Hetnarski,
Portfolio Manager of
Fidelity Select Technology Portfolio
Q. HOW DID THE FUND PERFORM, ADAM?
A. The first six months were very difficult, while the past six months of the period experienced excellent performance. During the 12 months ending February 28, 1997, the fund was up 12.64%, compared to a rise of 26.16% by the Standard & Poor's 500 Index over the same time.
Q. WHAT FACTORS AFFECTED THE FUND'S RETURNS OVER THE PAST 12 MONTHS?
A. Shareholders might want to look at the past year as two rather distinct six-month periods. During the first half of the year, the fund suffered because of a market correction in technology stocks in May and June. This downturn had a major impact on the fund's large holdings in networking companies as well as its overall performance, with the fund's net asset value actually dropping over the period's first six months. Since the summer, the fund has rebounded thanks to strong stock selection and an emphasis on certain top-performing industries of the technology market, including semiconductor capital equipment companies and proprietary chip manufacturers. Relative to the S&P 500, though, the fund's 27% appreciation over the past six months could not offset the disappointing first half.
Q. YOU MENTIONED SEMICONDUCTOR CAPITAL EQUIPMENT COMPANIES AND PROPRIETARY CHIP MANUFACTURERS AS TOP-PERFORMING SECTORS. COULD YOU GO INTO MORE DETAIL?
A. Sure. Among semiconductor capital equipment companies, four of the fund's top holdings - Applied Materials, Teradyne, Tencor Instruments and Novellus - took off over the past six months, with their stocks more than doubling in price in some cases. These companies benefited from three factors: their customers - mostly communications and computer companies - had reduced inventories, thereby creating new demand for their products; their business fundamentals - as seen in their balance sheets and income statements - were improving; and they had proprietary technologies their competitors would have difficulty matching.
Q. AND THE PROPRIETARY CHIP COMPANIES? WHAT HAPPENED THERE?
A. Intel, another of the fund's larger holdings, chose not to make price cuts late in the year, a departure from its recent history. As a result, its margins were great, its earnings were huge and the stock was a home run, up over 70% since my previous report to shareholders. Lattice Semiconductor and Altera Corp., whose stocks were either flat or down during the first half of the period, had tremendous gains over the past six months. Altera has done well with its proprietary programmable logic devices, seeing enormous unit volume growth.
Q. WHAT WERE THE DISAPPOINTMENTS, ADAM?
A. The first half of the period was a real disappointment, given the market correction in technology stocks in the late spring. But technology had a great rally before the correction, and the sector has bounced back since then. As far as the fund's larger holdings during the past six months, neither Electronic Arts, the video and computer game company, nor Ascend Communications, the networking company, did as well as I hoped. I continued to believe in the business prospects of these companies, however, and they remained among the fund's biggest investments as of the end of the period.
Q. THE FUND HAD ABOUT 18% OF ITS INVESTMENTS IN CASH AND CASH EQUIVALENTS AT THE PERIOD'S END. THAT SEEMS HIGH . . .
A. It certainly is high for this fund, and it's not typical of my investment approach in general or how I manage Select Technology. Generally speaking, the fund will hold 5%-10% in cash week to week. Occasionally, I may hold more cash than that if I'm waiting to invest in a specific opportunity I've been following, or if I see an impending event that might drive the technology market down. These are rare occasions, though. As a rule I try to have the fund as fully invested as possible in the market, and I see the cash position at the end of the period as an aberration.
Q. WHAT'S YOUR OUTLOOK FOR THE FUTURE?
A. I think we'll exit 1997 on a more positive note than we did leaving 1996, with the additional software being written for 32-bit PC platforms and video-capable PCs driving demand on both the hardware and software sides. I also see good demand for networking products for corporate infrastructures. On the whole, I'm fairly positive about the opportunities ahead for the technology sector.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND FACTS
START DATE: July 14, 1981
FUND NUMBER: 064
TRADING SYMBOL: FSPTX
SIZE: as of February 28, 1997, more than $478 million
MANAGER: Adam Hetnarski, since 1996; joined
Fidelity in 1991
(checkmark)
TECHNOLOGY PORTFOLIO
INVESTMENTS FEBRUARY 28, 1997

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 81.9%
 SHARES VALUE (NOTE 1)
AIR TRANSPORTATION - 1.8%
AIR TRANSPORT, MAJOR NATIONAL - 1.3%
America West Holding Corp. Class B (a)  132,500 $ 1,838,424
AMR Corp. (a)  60,000  4,717,500
  6,555,924
AIR TRANSPORTATION, REGIONAL - 0.5%
Comair Holdings, Inc.   112,200  2,314,125
TOTAL AIR TRANSPORTATION   8,870,049
BANKS - 0.9%
NATIONAL COMMERCIAL BANKS - 0.9%
Capital One Financial Corp.   109,800  4,364,550
COMMUNICATIONS EQUIPMENT - 4.2%
DATACOMMUNICATIONS EQUIPMENT - 0.2%
Amati Communications Corp. (a)  100  1,388
Cisco Systems, Inc. (a)  4,900  272,563
Dynatech Corp. (a)  100  2,800
Level One Communications, Inc.   21,700  713,388
3Com Corp. (a)  100  3,311
  993,450
TELEPHONE EQUIPMENT - 4.0%
Ascend Communications, Inc. (a)  291,500  15,230,875
DSC Communications Corp. (a)  100  2,100
Ericsson (L.M.) Telephone Co.
 Class B ADR  31,700  1,000,036
Nokia Corp. AB sponsored ADR  34,600  2,024,100
Pairgain Technologies, Inc. (a)  31,900  943,044
U.S. Robotics Corp.   100  5,581
Yurie Systems, Inc.   55,500  707,625
  19,913,361
TOTAL COMMUNICATIONS EQUIPMENT   20,906,811
COMPUTER SERVICES & SOFTWARE - 13.9%
CAD/CAM/CAE - 0.0%
Parametric Technology Corp. (a)  100  5,638
COMPUTER FACILITIES MANAGEMENT - 0.1%
Alternative Resources Corp. (a)  40,000  615,000
COMPUTER SERVICES - 2.6%
America Online, Inc. (a)  52,400  1,965,000
Clarify, Inc. (a)  21,800  558,625
HBO & Co.   1,600  92,200
Midway Games, Inc. (a)(c)  276,800  4,325,000
SunGard Data Systems, Inc. (a)  33,400  1,695,050
Viasoft, Inc. (a)  122,800  4,420,800
  13,056,675
CUSTOM COMP PROGRAMMING SERVICES - 2.5%
Keane, Inc. (a)  120,200  4,237,050
Softdesk, Inc. (a)(c)  577,200  8,008,650
Walsh International, Inc.   34,900  292,288
  12,537,988
PREPACKAGED COMPUTER SOFTWARE - 8.7%
Activision, Inc. (a)  361,000  4,828,375
Autodesk, Inc.   100  3,388
Baan Co. NV (a)  100  4,438
Cadence Design Systems, Inc. (a)  7,000  258,125
Eagle Point Software Corp. (a)  80,200  310,775
Electronic Arts, Inc. (a)  794,100  24,815,625
IONA Technologies PLC sponsored ADR  500  10,063

 SHARES VALUE (NOTE 1)
Lycos, Inc.   94,900 $ 1,779,375
Maxis, Inc. (a)  100  1,038
Microsoft Corp. (a)  2,000  195,000
Netscape Communications Corp. (a)  100  2,913
Oracle Systems Corp. (a)  150  5,888
Peerless Systems Corp.   67,500  1,096,875
Rational Software Corp. (a)  37,700  975,488
Scopus Technology, Inc. (a)  8,250  180,469
Spectrum Holobyte, Inc. (a)  765,500  6,315,375
Symantec Corp. (a)  111,400  1,740,625
Vantive Corp. (a)  7,900  175,775
Yahoo, Inc.   27,900  843,975
  43,543,585
TOTAL COMPUTER SERVICES & SOFTWARE   69,758,886
COMPUTERS & OFFICE EQUIPMENT - 3.5%
COMPUTER EQUIPMENT - WHOLESALE - 0.0%
Ingram Micro, Inc. Class A (a)  100  2,275
COMPUTER PERIPHERALS - 2.9%
Applied Magnetics Corp. (a)  59,700  2,320,838
Creative Technology Corp. Ltd. (a)  37,400  461,072
EMC Corp. (a)  193,700  6,973,200
Fore Systems, Inc. (a)  39,100  1,309,850
SCI Systems, Inc. (a)  60,000  3,210,000
Sigma Designs, Inc. (a)  66,300  331,500
Western Digital Corp. (a)  100  5,900
  14,612,360
COMPUTER RENTAL & LEASING - 0.2%
Comdisco, Inc.   36,850  1,146,956
COMPUTER STORAGE DEVICES - 0.4%
Adaptec, Inc. (a)  100  3,806
Quantum Corp.   7,100  282,225
Seagate Technology (a)  34,600  1,634,850
  1,920,881
MINI & MICRO COMPUTERS - 0.0%
Compaq Computer Corp. (a)  100  7,925
Dell Computer Corp. (a)  100  7,113
  15,038
TOTAL COMPUTERS & OFFICE EQUIPMENT   17,697,510
CONSUMER DURABLES - 3.9%
MANUFACTURING INDUSTRIES - 0.3%
Wireless Telecom Group, Inc.   160,000  1,720,000
PRESSED & BLOWN GLASS - 3.6%
Ciena Corp. (c)  404,900  15,892,325
Dupont Photomasks, Inc. (a)  39,100  1,837,700
  17,730,025
TOTAL CONSUMER DURABLES   19,450,025
CREDIT & OTHER FINANCE - 0.3%
MORTGAGE BANKERS - 0.3%
Imperial Credit Industries (a)  60,000  1,447,500
DRUGS & PHARMACEUTICALS - 5.2%
BIOTECHNOLOGY - 1.8%
Biogen, Inc. (a)  115,400  5,683,450
COR Therapeutics, Inc. (a)  100  1,231
Protein Design Labs, Inc. (a)  43,600  1,635,000
Sepracor, Inc. (a)  70,500  1,700,813
  9,020,494
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
DRUGS & PHARMACEUTICALS - CONTINUED
COMMERCIAL LABORATORY RESEARCH - 0.6%
Integrated Process Equipment Corp. (a)  115,000 $ 2,903,750
Millennium Pharmaceuticals, Inc.   100  1,675
  2,905,425
DRUGS - 2.8%
Merck & Co., Inc.   54,700  5,032,400
Pfizer, Inc.   50,000  4,581,250
Warner-Lambert Co.   50,000  4,200,000
  13,813,650
TOTAL DRUGS & PHARMACEUTICALS   25,739,569
ELECTRONIC INSTRUMENTS - 13.0%
ELECTRONIC EQUIPMENT - 3.7%
Advantest Corp. (a)  79,200  4,492,776
Credence Systems Corp. (a)  100  2,325
Teradyne, Inc. (a)  523,900  14,276,275
  18,771,376
SEMICONDUCTOR CAPITAL EQUIPMENT - 9.3%
Applied Materials, Inc. (a)  667,700  33,802,313
Kulicke & Soffa Industries, Inc. (a)  6,200  164,300
Lam Research Corp. (a)  44,500  1,696,563
Novellus System, Inc. (a)  121,800  9,957,150
Silicon Valley Group, Inc. (a)  35,300  754,538
  46,374,864
TOTAL ELECTRONIC INSTRUMENTS   65,146,240
ELECTRONICS - 25.6%
ELECTRONIC PARTS - WHOLESALE - 0.6%
Brightpoint, Inc. (a)  103,200  2,786,400
ELECTRONICS & ELECTRONIC COMPONENTS - 1.3%
Photronics, Inc. (a)  167,100  5,764,950
Sipex Corp.   29,100  923,925
  6,688,875
PRINTED CIRCUIT BOARDS - 0.1%
Elexsys International, Inc. (a)  42,400  715,500
SEMICONDUCTORS - 23.6%
Actel Corp. (a)  101,000  1,969,500
Altera Corp. (a)  365,000  16,561,875
Atmel Corp. (a)  79,500  2,971,313
Chips & Technologies, Inc. (a)  100  1,275
Cypress Semiconductor Corp. (a)  100  1,325
Dallas Semiconductor Corp.   50,500  1,313,000
ESS Technology, Inc.   42,600  1,120,913
Etec Systems, Inc. (a)  111,600  4,045,500
Integrated Device Technology, Inc. (a)  52,700  579,700
Integrated Silicon Solution (a)  58,100  530,163
Intel Corp.   75,000  10,640,625
Intel Corp. (warrants) (a)  10,000  1,017,344
LSI Logic Corp. (a)  138,100  4,764,450
Lattice Semiconductor Corp. (a)  374,800  17,896,700
Linear Technology Corp.   117,600  5,350,800
Maxim Integrated Products, Inc. (a)  74,800  3,711,950
Micrel, Inc. (a)  74,700  2,539,800
Micro Linear Corp. (a)  127,300  1,686,725
Microchip Technology, Inc. (a)  15,250  569,969
Micron Technology, Inc.   47,300  1,773,750
Motorola, Inc.   58,400  3,263,100
Speedfam International, Inc. (a)  110,100  4,101,225
Tencor Instruments (a)  267,100  10,700,694
Texas Instruments, Inc.   165,800  12,787,325

 SHARES VALUE (NOTE 1)
Tokyo Electron Ltd.   82,000 $ 2,878,270
Uniphase Corp. (a)  100  3,275
Unitrode Corp. (a)  58,800  2,146,200
Xilinx, Inc. (a)  5,300  239,163
Zilog, Inc. (a)  123,100  2,908,238
  118,074,167
TOTAL ELECTRONICS   128,264,942
ENERGY SERVICES - 0.0%
DRILLING - 0.0%
Cliffs Drilling Co. (a)  100  4,638
Falcon Drilling, Inc. (a)  100  3,388
  8,026
ENGINEERING - 0.3%
ARCHITECTS & ENGINEERS - 0.3%
EG & G, Inc.   77,900  1,694,325
INDUSTRIAL MACHINERY & EQUIPMENT - 0.7%
SPECIAL INDUSTRIAL MACHINERY, - 0.7%
PRI Automation, Inc. (a)  74,300  3,668,563
LEISURE DURABLES & TOYS - 0.0%
TOYS & GAMES - 0.0%
Nintendo Co. Ltd. Ord.   2,500  176,960
LODGING & GAMING - 0.8%
RACING & GAMING - 0.8%
WMS Industries, Inc. (a)  204,375  4,061,953
MEDICAL EQUIPMENT & SUPPLIES - 0.5%
MEDICAL, DENTAL, HOSPITAL EQUIPMENT - WHOLESALE - 0.5%
ESC Medical Systems Ltd. (a)  70,000  2,397,500
MEDICAL TECHNOLOGY - 0.0%
Medtronic, Inc.   100  6,475
TOTAL MEDICAL EQUIPMENT & SUPPLIES   2,403,975
PACKAGING & CONTAINERS - 0.0%
METAL CANS & SHIPPING CONTAINERS - 0.0%
Silgan Holdings, Inc.   1,300  33,150
PRINTING - 4.4%
COMMERCIAL PRINTING, LITHOGRAPHIC - 4.4%
ASM Lithography Holding NV (a)  329,900  21,938,350
RETAIL & WHOLESALE, MISCELLANEOUS - 1.0%
BUILDING MATERIALS - RETAIL - 0.5%
Home Depot, Inc. (The)  40,000  2,180,000
RETAIL STORES - 0.5%
Gadzooks, Inc. (a)  112,000  2,744,000
RETAIL, GENERAL - 0.0%
Staples, Inc. (a)  100  2,163
TOTAL RETAIL & WHOLESALE, MISCELLANEOUS   4,926,163
SERVICES - 0.2%
MANAGEMENT CONSULTING SERVICES - 0.2%
Registry, Inc.   18,600  757,950
TELEPHONE SERVICES - 1.7%
LCI International, Inc. (a)  20,000  380,000
Tel-Save Holdings, Inc. (a)  40,000  715,000
WorldCom, Inc. (a)  271,000  7,215,375
  8,310,375
TOTAL COMMON STOCKS
 (Cost $398,461,300)   409,625,872
CASH EQUIVALENTS - 18.1%
 SHARES VALUE (NOTE 1)
Taxable Central Cash Fund (b)
 (Cost $90,653,406)  90,653,406 $ 90,653,406
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $489,114,706) $ 500,279,278
LEGEND
1. Non-income producing
2. At period end, the seven-day yield on the Taxable Central Cash Fund was 5.31%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
3. A company in which the fund has ownership of at least 5% of the voting securities is an affiliated company. Transactions during the period with companies that are or were affiliates are as follows:
 PURCHASES SALES DIVIDEND VALUE
AFFILIATE COST COST INCOME
Ciena Corp.  $ 4,457,725 $ - $ - $ 15,892,325
Midway Games, Inc.   283,938  -  -  4,325,000
Softdesk, Inc.   3,164,378  122,278  -  8,008,650
Target Technologies, Inc.   -  441,075  -  -
Telechips Corp.   -  -  -  -
Totals  $ 7,906,041 $ 563,353 $ - $ 28,225,975
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $2,316,984,876 and $2,376,300,491, respectively (see Note 3 of Notes to Financial Statements).
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $339,803 for the period (see Note 4 of Notes to Financial Statements).
At the period end, the value of securities loaned and the value of collateral amounted to $18,652,763 and $19,378,100, respectively (see Note 6 of Notes to Financial Statements).
INCOME TAX INFORMATION
At February 28, 1997, the aggregate cost of investment securities for income tax purposes was $493,247,122. Net unrealized appreciation aggregated $7,032,156, of which $28,627,470 related to appreciated investment securities and $21,595,314 related to depreciated investment securities.
The fund hereby designates approximately $32,750,000 as a capital gain dividend for the purpose of the dividend paid deduction.
A total of 13% of the dividends distributed during the fiscal year qualifies for the dividends-received deduction for corporate shareholders (unaudited).
The fund will notify shareholders in January 1998 of the applicable percentage for use in preparing 1997 income tax returns.
TECHNOLOGY PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
 FEBRUARY 28, 1997



ASSETS


Investment in securities, at value                                                                                   $ 500,279,278

(cost $489,114,706) - See accompanying schedule


Receivable for investments sold                                                                                       42,820,414


Receivable for fund shares sold                                                                                       4,423,750


Dividends receivable                                                                                                  41,538


Interest receivable                                                                                                   306,989


Redemption fees receivable                                                                                            2,504


Other receivables                                                                                                     54,079


 TOTAL ASSETS                                                                                                         547,928,552


LIABILITIES


Payable to custodian bank                                                                              $ 151,064


Payable for investments purchased                                                                       32,168,532


Payable for fund shares redeemed                                                                        17,121,464


Accrued management fee                                                                                  260,380


Other payables and accrued expenses                                                                     404,809


Collateral on securities loaned,                                                                        19,378,100

at value


 TOTAL LIABILITIES                                                                                                    69,484,349


NET ASSETS                                                                                                           $ 478,444,203


Net Assets consist of:


Paid in capital                                                                                                      $ 379,270,691


Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions                   88,008,940


Net unrealized appreciation (depreciation) on investments                                                             11,164,572


NET ASSETS, for 8,291,694                                                                                            $ 478,444,203

shares outstanding


NET ASSET VALUE and redemption price per share ($478,444,203 (divided by) 8,291,694 shares)                           $57.70


Maximum offering price per share (100/97.00 of $57.70)                                                                $59.48



STATEMENT OF OPERATIONS
 YEAR ENDED FEBRUARY 28, 1997


INVESTMENT INCOME                                                                 $ 757,234
Dividends

Interest (including income on securities loaned of $294,362)                       2,572,217

 TOTAL INCOME                                                                      3,329,451

EXPENSES

Management fee                                                     $ 2,800,144

Transfer agent fees                                                 3,384,527

Accounting and security lending fees                                482,779

Non-interested trustees' compensation                               2,423

Custodian fees and expenses                                         60,403

Registration fees                                                   71,854

Audit                                                               47,030

Legal                                                               30,673

Miscellaneous                                                       14,319

 Total expenses before reductions                                   6,894,152

 Expense reductions                                                 (239,984       6,654,168
                                                                   )

NET INVESTMENT INCOME (LOSS)                                                       (3,324,717
                                                                                  )

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities (including                                   119,124,997
 realized gain (loss) of
 $(88,619) on sales of
 investments in affiliated issuers)

 Foreign currency transactions                                      (10,018        119,114,979
                                                                   )

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                              (64,794,351
                                                                   )

 Assets and liabilities in                                          641            (64,793,710
 foreign currencies                                                               )

NET GAIN (LOSS)                                                                    54,321,269

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                   $ 50,996,552

OTHER INFORMATION                                                                 $ 1,543,709
Sales charges paid to FDC

 Deferred sales charges withheld                                                  $ 36,252
 by FDC

 Exchange fees withheld by FSC                                                    $ 154,238

 Expense reductions                                                               $ 225,797
 Directed brokerage arrangements

  Custodian interest credits                                                       12,047

  Transfer agent interest credits                                                  2,140

                                                                                  $ 239,984


STATEMENT OF CHANGES IN NET ASSETS
INCREASE         YEAR ENDED     YEAR ENDED
(DECREASE) IN    FEBRUARY 28,   FEBRUARY 29,
NET ASSETS       1997           1996

Operations          $ (3,324,717    $ (1,983,084
Net                 )               )
investment
income (loss)

 Net realized        119,114,979     81,893,509
gain (loss)

 Change in           (64,793,710     45,607,438
net                 )
unrealized
appreciation
(depreciation
)

 NET INCREASE        50,996,552      125,517,863
(DECREASE)
IN NET
ASSETS
RESULTING
FROM
OPERATIONS

Distributions to     (30,475,050     (54,900,757
shareholders        )               )
from net
realized
gains

Share                480,116,219     586,067,139
transactions
Net proceeds
from sales of
shares

 Reinvestmen         29,879,560      53,878,429
t of
distributions

 Cost of             (536,349,238    (458,176,007
shares              )               )
redeemed

 Paid in             1,250,125       878,697
capital
portion of
redemption
fees

 NET INCREASE        (25,103,334     182,648,258
(DECREASE)          )
IN NET
ASSETS
RESULTING
FROM SHARE
TRANSACTIO
NS

  TOTAL              (4,581,832      253,265,364
INCREASE            )
(DECREASE)
IN NET ASSETS


NET ASSETS

 Beginning of        483,026,035     229,760,671
period

 End of period      $ 478,444,203    483,026,035

OTHER
INFORMATION
Shares

 Sold                8,803,236       10,597,931

 Issued in           541,096         1,032,983
reinvestment
of
distributions

 Redeemed            (9,887,922      (8,259,673
                    )               )

 Net increase        (543,590)       3,371,241
(decrease)


SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

             YEAR ENDED     YEAR ENDED     YEARS ENDED FEBRUARY 28,          TEN MONTHS
             FEBRUARY 28,   FEBRUARY 29,                                     ENDED
                                                                             FEBRUARY 28,

SELECTED     1997           1996           1995                       1994   1993
PER-SHARE
DATA D


Net asset        $ 54.67     $ 42.05     $ 41.83     $ 34.62     $ 32.44
value,
beginning of
period

Income from
Investment
Operations

 Net              (.39)       (.28)       (.39)       (.24) F     .13 G
investment
income (loss)

 Net realized     6.95        20.83       1.95        11.04       4.68
and
unrealized
gain (loss)

 Total from       6.56        20.55       1.56        10.80       4.81
investment
operations



Less
Distributions

 From net         -           -           -           (.13)       -
investment
income

 From net         (3.68)      (8.05)      (1.50)      (3.70)      (2.75)
realized gain

 Total            (3.68)      (8.05)      (1.50)      (3.83)      (2.75)
distributions

Redemption        .15         .12         .16         .24         .12
fees added to
paid in
capital

Net asset        $ 57.70     $ 54.67     $ 42.05     $ 41.83     $ 34.62
value, end of
period

TOTAL             12.64%      50.71%      4.61%       35.62%      16.48%
RETURN B, C

RATIOS AND
SUPPLEMENT
AL DATA

Net assets,      $ 478,444   $ 483,026   $ 229,761   $ 202,475   $ 132,689
end of period
(000 omitted)

Ratio of          1.49%       1.40%       1.57%       1.55%       1.64% A
expenses to
average net
assets

Ratio of          1.44% E     1.39% E     1.56% E     1.54% E     1.64% A
expenses to
average net
assets after
expense
reductions

Ratio of net      (.72)%      (.52)%      (.98)%      (.65)%      .52% A
investment
income (loss)
to average
net assets

Portfolio         549%        112%        102%        213%        259% A
turnover rate

Average          $ .0191
commission
rate H


A ANNUALIZED B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT
BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 8 OF NOTES TO FINANCIAL
STATEMENTS). C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR
PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. D NET INVESTMENT INCOME (LOSS)
PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE
PERIOD. E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES
WHO EITHER PAID
OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 8 OF NOTES TO FINANCIAL
STATEMENTS). F INVESTMENT INCOME (LOSS) PER SHARE REFLECTS DIVIDENDS RECEIVED IN
ARREARS WHICH AMOUNTED TO $.03 PER SHARE. G INVESTMENT INCOME PER SHARE REFLECTS
DIVIDENDS RECEIVED IN ARREARS WHICH AMOUNTED TO $.10 PER SHARE. H FOR FISCAL YEARS
BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE
COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED.
THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX
OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE
STRUCTURES MAY DIFFER.



NATURAL GAS PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value), but does not include certain fees paid by shareholders upon exchange or redemption.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED                   PAST 1   LIFE OF
FEBRUARY 28, 1997               YEAR     FUND

NATURAL GAS                     12.45%   30.49%

NATURAL GAS                     9.07%    26.58%
(INCL. 3% SALES CHARGE)

S&P 500                         26.16%   96.27%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, or since the fund started on April 21, 1993. You can compare the fund's returns to the performance of the S&P 500 - a widely recognized, unmanaged index of common stocks. This benchmark reflects reinvestment of dividends and capital gains, if any, and excludes the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED             PAST 1   LIFE OF
FEBRUARY 28, 1997         YEAR     FUND

NATURAL GAS               12.45%   7.13%

NATURAL GAS               9.07%    6.29%
(INCL. 3% SALES CHARGE)

S&P 500                   26.16%   19.07%

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

UNDERSTANDING PERFORMANCE
How a fund did yesterday is no guarantee of
how it will do tomorrow. The stock market, for
example, has a history of growth in the long run
and volatility in the short run. Unlike the broader
market, however, some sectors may not have
a history of growth in the long run. And, as
with all stock funds, the share price and return
of
a fund that invests in a sector will vary. That
means if you sell your shares during a sector
downturn, you might lose money. But if you
can identify a sector that is about to
experience rapid growth you may have the
potential for above-average gains.
(checkmark)
$10,000 OVER LIFE OF FUND
 1993/04/21       9700.00                    10000.00
  1993/04/30       9515.70                     9893.80
  1993/05/31       9670.90                    10158.96
  1993/06/30       9952.20                    10188.42
  1993/07/31       9913.40                    10147.66
  1993/08/31      10767.00                    10532.26
  1993/09/30      10582.70                    10451.16
  1993/10/31      10010.40                    10667.50
  1993/11/30       9156.80                    10566.16
  1993/12/31       9209.91                    10694.01
  1994/01/31       9672.37                    11057.61
  1994/02/28       9327.98                    10757.95
  1994/03/31       8993.44                    10288.90
  1994/04/30       9692.05                    10420.60
  1994/05/31       9613.33                    10591.50
  1994/06/30       9662.53                    10332.00
  1994/07/31       9603.49                    10670.89
  1994/08/31       9288.63                    11108.40
  1994/09/30       9229.59                    10836.24
  1994/10/31       9554.30                    11080.06
  1994/11/30       8717.93                    10676.52
  1994/12/31       8580.06                    10834.86
  1995/01/31       8313.78                    11115.81
  1995/02/28       8856.20                    11548.99
  1995/03/31       9378.89                    11889.80
  1995/04/30       9536.79                    12239.95
  1995/05/31       9902.07                    12729.18
  1995/06/30       9665.13                    13024.88
  1995/07/31       9665.13                    13456.79
  1995/08/31       9951.43                    13490.56
  1995/09/30      10237.73                    14059.87
  1995/10/31       9793.47                    14009.67
  1995/11/30      10632.63                    14624.70
  1995/12/31      11187.09                    14906.37
  1996/01/31      11236.63                    15413.78
  1996/02/29      11256.45                    15556.67
  1996/03/31      11761.80                    15706.48
  1996/04/30      12587.74                    15937.99
  1996/05/31      12687.64                    16349.03
  1996/06/30      13356.99                    16411.32
  1996/07/31      12397.92                    15686.27
  1996/08/31      12867.47                    16017.09
  1996/09/30      13406.94                    16918.54
  1996/10/31      14376.00                    17385.15
  1996/11/30      15195.20                    18699.29
  1996/12/31      15026.99                    18328.86
  1997/01/31      14794.09                    19474.05
  1997/02/28      12657.51                    19626.72
Let's say hypothetically that $10,000 was invested in Fidelity Select Natural Gas Portfolio on April 21, 1993, when the fund started, and the current maximum 3% sales charge was paid. As the chart shows, by February 28, 1997, the value of the investment would have grown to $12,658 - a 26.58% increase on the initial investment. For comparison, look at how the S&P 500 did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $19,627 - a 96.27% increase.
INVESTMENT SUMMARY
TOP TEN STOCKS AS OF FEBRUARY 28, 1997
                                   % OF FUND'S
                                   INVESTMENTS

Coastal Corp. (The)                5.2

Burlington Resources, Inc.         5.1

Louisiana Land & Exploration Co.   4.6

Chesapeake Energy Corp.            4.5

Anadarko Petroleum Corp.           4.3

Flores & Rucks, Inc.               4.0

Noble Affiliates, Inc.             3.1

Cabot Oil & Gas Corp. Class A      3.1

Renaissance Energy Ltd.            3.0

Questar Corp.                      3.0

TOP INDUSTRIES AS OF FEBRUARY 28, 1997
Crude Petroleum & Gas 61.8%
Oil & Gas Exploration 12.1%
Gas Transmission 7.2%
Petroleum Refiners 5.3%
Gas Transmission
& Distribution 4.0%
All Others 9.6% *
Row: 1, Col: 1, Value: 9.6
Row: 1, Col: 2, Value: 4.0
Row: 1, Col: 3, Value: 5.3
Row: 1, Col: 4, Value: 7.2
Row: 1, Col: 5, Value: 12.1
Row: 1, Col: 6, Value: 61.8
* INCLUDES SHORT-TERM INVESTMENTS
% OF FUND'S INVESTMENTS
NATURAL GAS PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW



NOTE TO SHAREHOLDERS: Stephen Binder became Portfolio Manager of Fidelity Select Natural Gas Portfolio on November 1, 1996.
Q. STEVE, HOW DID THE FUND PERFORM?
A. For the 12-month period that ended February 28, 1997, the fund returned 12.45%. By comparison, the Standard & Poor's 500 Index was up 26.16% over the same time period.
Q. HOW WOULD YOU DESCRIBE THE NATURAL GAS ENVIRONMENT DURING THE ONE-YEAR
PERIOD?
A. One of the most important factors in determining how this sector and the fund perform is the weather. How cold a winter is or how hot a summer is strongly influences the demand for and price of natural gas. The winter of 1995/1996 was unusually cold, and that triggered higher demand and increased prices of natural gas. At the end of that winter, inventories of natural gas were at record lows. Even though the summer of 1996 was cooler than normal, and demand and prices dropped somewhat, natural gas inventories remained at very low levels. Inventories were so low in fact that when there was a period of extremely cold weather in November and December, the market panicked about the small supply of natural gas and bid its price up to a five-year high. Then, in January and February of 1997, gas prices dropped significantly because of milder-than-normal winter weather across the U.S. Overall, the fund outperformed the S&P 500 index during 1996, but the index beat the fund in early 1997.
Q. IS THERE ANYTHING YOU COULD HAVE DONE DIFFERENTLY TO OFFSET HOW THE DROP IN NATURAL GAS PRICES AFFECTED THE FUND IN EARLY 1997?
A. Yes. I could have reduced the fund's holdings in the exploration and production (E&P) industry, which made up a majority of the fund at the end of the period. E&P stocks, such as Louisiana Land & Exploration, were strongly leveraged to the price of gas, so they performed well for most of 1996, but dropped dramatically this January and February. In hindsight, I wish I'd owned more integrated pipeline companies, local distribution companies and gas utilities over those two months. These types of businesses were off their highs in early 1997, but not nearly as much as E&P companies.
Q. WHAT HAVE BEEN THE MAJOR TRENDS IN THE NATURAL GAS SECTOR DURING THIS
PERIOD?
A. As a result of upcoming deregulation in the gas and electric industries, one major trend we're seeing is the convergence of natural gas and electricity distribution companies. The basic idea behind convergence is that when gas and electricity are freely tradable, consumers can take advantage of whichever commodity is the most cost effective. In addition, convergence allows one company to market all of its customers' energy needs. Another trend, at least over the past six months, was that Western gas prices improved dramatically relative to the East. One of the fund's top 10 stocks, Burlington Resources, a New Mexico company, was helped by this trend in 1996.
Q. HOW DID YOU TAKE ADVANTAGE OF THE CONVERGENCE TREND?
A. During the period, the fund built up a heavy weighting in Enron Corp., a company that's been at the forefront of the convergence of gas and electric distribution companies. However, I sold it when I thought it was too expensive and replaced it with additional shares of Coastal Corporation, a very reasonably priced peer. Questar, an integrated gas, pipeline and local distribution company, also benefited from this convergence theme.
Q. HOW DOES THE INDUSTRY LOOK GOING FORWARD?
A. I expect the natural gas supply and demand balance to maintain a delicate equilibrium throughout 1997 and 1998. However, recent high gas prices have induced a lot of new drilling. As a result, it is unclear whether the industry will suffer from too much new gas supply.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.


FUND FACTS
START DATE: April 21, 1993
FUND NUMBER: 513
TRADING SYMBOL: FSNGX
SIZE: as of February 28, 1997, more than $81 million
MANAGER: Stephen Binder, since November
1996; manager, Fidelity Select Medical Delivery
Portfolio, 1994-1996; Fidelity Select Financial
Services Portfolio, 1993-1994; Fidelity Select
Defense and Aerospace Portfolio, 1992-1994;
Fidelity Select Regional Banks Portfolio,
1990-1994; joined Fidelity in 1989
(checkmark)
NATURAL GAS PORTFOLIO
INVESTMENTS FEBRUARY 28, 1997

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 98.3%
 SHARES VALUE (NOTE 1)
AUTOS, TIRES, & ACCESSORIES - 1.4%
PETROLEUM - WHOLESALE - 1.4%
NGC Corp.   55,023 $ 1,086,697
ENERGY SERVICES - 3.1%
DRILLING - 1.3%
Cliffs Drilling Co. (a)  8,900  412,738
Noble Drilling Corp. (a)  35,600  631,900
  1,044,638
OIL & GAS SERVICES - 1.8%
BJ Services Co. (a)  13,800  548,550
Weatherford Enterra, Inc. (a)  27,800  834,000
  1,382,550
TOTAL ENERGY SERVICES   2,427,188
GAS - 13.8%
GAS DISTRIBUTION - 2.6%
Aquila Gas Pipeline Corp.   70,300  922,688
K N Energy, Inc.   28,000  1,106,000
  2,028,688
GAS TRANSMISSION - 7.2%
Leviathan Gas Pipeline Partners LP unit  35,200  704,000
ONEOK, Inc.   34,297  977,465
Sonat, Inc.   39,900  1,835,400
Williams Companies, Inc.   47,850  2,093,438
  5,610,303
GAS TRANSMISSION & DISTRIBUTION - 4.0%
Questar Corp.   64,600  2,341,750
Tejas Gas Corp. (a)  17,405  761,469
  3,103,219
TOTAL GAS   10,742,210
OIL & GAS - 79.6%
CRUDE PETROLEUM & GAS - 61.8%
Anadarko Petroleum Corp.   60,075  3,379,219
Apache Corp.   25,325  819,897
Barrett Resources Corp. (a)  43,200  1,420,200
Belco Oil & Gas Corp. (a)  92,800  1,902,400
Burlington Resources, Inc.   90,257  3,960,026
Cabot Oil & Gas Corp. Class A  150,800  2,393,950
Canadian Natural Resources Ltd. (a)  41,900  998,385
Chesapeake Energy Corp. (a)  168,500  3,496,375
Comstock Resources, Inc. (a)  82,200  739,800
DLB Oil & Gas, Inc. (a)  6,100  79,300
Devon Energy Corp.   37,200  1,162,500
Enron Oil & Gas Co.   76,800  1,555,200
Flores & Rucks, Inc. (a)  68,700  3,091,500
Forcenergy Gas Exploration, Inc. (a)  26,700  694,200
Forest Oil Corp. (a)  17,700  236,738
Fortune Petroleum Corp. (a)  50,000  125,000
Houston Exploration Co. (a)  85,200  1,192,800
Monterey Resources, Inc. (a)  53,300  839,475
Noble Affiliates, Inc.   62,850  2,451,150
Oryx Energy Co. (a)  75,600  1,512,000
Parker & Parsley Petroleum Co.   46,200  1,362,900
Petroleum Securities Australia Ltd. (a)  79,823  341,892
Pogo Producing Co.   29,700  1,020,938
Renaissance Energy Ltd. (a)  82,800  2,345,138
Rio Alto Exploration Ltd. (a)   123,500  762,764
Rutherford-Moran Oil Corp. (a)  56,900  1,159,338

 SHARES VALUE (NOTE 1)
Santa Fe Energy Resources, Inc. (a)  65,200 $ 839,450
Snyder Oil Corp.   82,300  1,316,800
Swift Energy Co. (a)   45,200  971,800
Texas Meridian Resources Corp. (a)   51,900  733,088
Union Texas Petroleum Holdings, Inc.   40,000  740,000
Unit Corp. (a)  117,500  925,313
United Meridian Corp. (a)  59,000  1,777,375
Vastar Resources, Inc.   64,000  1,856,000
  48,202,911
GENERAL PETROLEUM PRODUCTS - 0.4%
KCS Group, Inc.   8,700  313,200
OIL & GAS EXPLORATION - 12.1%
Abacan Resource Corp. (a)  222,200  2,041,463
Chieftain International, Inc. (a)  61,700  1,246,943
Cross Timbers Oil Co.   42,800  1,155,600
Denbury Resources, Inc. (a)  42,400  523,744
Louisiana Land & Exploration Co.   75,000  3,581,250
Forcenergy AB Class B Free shares  86,600  914,370
  9,463,370
PETROLEUM REFINERS - 5.3%
Coastal Corp. (The)  89,900  4,090,450
TOTAL OIL & GAS   62,069,931
SERVICES - 0.4%
MANAGEMENT SERVICES - 0.4%
Metzler Group, Inc.   14,100  338,400
TOTAL COMMON STOCKS
 (Cost $79,532,015)   76,664,426
CASH EQUIVALENTS - 1.7%
Taxable Central Cash Fund (b)
 (Cost $1,317,933)  1,317,933  1,317,933
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $80,849,948)  $ 77,982,359
LEGEND
1. Non-income producing
2. At period end, the seven-day yield on the Taxable Central Cash Fund was 5.31%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $292,395,114 and $275,955,815, respectively (see Note 3 of Notes to Financial Statements).
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $76,807 for the period (see
Note 4 of Notes to Financial Statements).
The fund participated in the bank borrowing program. The maximum loan and average daily balances during the period for which loans were outstanding amounted to $12,125,000 and $2,170,000, respectively. The weighted average interest rate was 5.7% (see Note 7 of Notes to Financial Statements). Distribution of investments by country of issue, as a percentage of total value of investment in securities, is as follows:
United States   88.2%
Canada   10.2
Sweden   1.2
Australia    0.4
TOTAL   100.0%
INCOME TAX INFORMATION
At February 28, 1997, the aggregate cost of investment securities for income tax purposes was $82,165,526. Net unrealized depreciation aggregated $4,183,167, of which $4,767,931 related to appreciated investment securities and $8,951,098 related to depreciated investment securities.
The fund hereby designates approximately $4,048,000 as a capital gain dividend for the purpose of the dividend paid deduction.
A total of 100% of the dividends distributed during the fiscal year qualifies for the dividends-received deduction for corporate shareholders (unaudited).
The fund will notify shareholders in January 1998 of the applicable percentage for use in preparing 1997 income tax returns.
NATURAL GAS PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
 FEBRUARY 28, 1997


ASSETS

Investment in securities, at value                                                                                   $ 77,982,359
(cost $80,849,948) - See accompanying schedule

Receivable for investments sold                                                                                       4,856,490

Receivable for fund shares sold                                                                                       1,053,403

Dividends receivable                                                                                                  55,028

Interest receivable                                                                                                   2,999

Redemption fees receivable                                                                                            1,495

Other receivables                                                                                                     84

 TOTAL ASSETS                                                                                                         83,951,858

LIABILITIES

Payable for fund shares redeemed                                                                       $ 2,224,457

Accrued management fee                                                                                  50,703

Other payables and accrued expenses                                                                     110,535

 TOTAL LIABILITIES                                                                                                    2,385,695

NET ASSETS                                                                                                           $ 81,566,163

Net Assets consist of:

Paid in capital                                                                                                      $ 79,461,231

Unistributed net investment income                                                                                    168,814

Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions                   4,803,707

Net unrealized appreciation (depreciation) on investments                                                             (2,867,589
                                                                                                                     )

NET ASSETS, for 6,522,783                                                                                            $ 81,566,163
shares outstanding

NET ASSET VALUE and redemption price per share ($81,566,163 (divided by) 6,522,783 shares)                            $12.50

Maximum offering price per share (100/97.00 of $12.50)                                                                $12.89


STATEMENT OF OPERATIONS
 YEAR ENDED FEBRUARY 28, 1997


INVESTMENT INCOME                                                                $ 816,231
Dividends

Interest                                                                          544,750

 TOTAL INCOME                                                                     1,360,981

EXPENSES

Management fee                                                     $ 679,330

Transfer agent fees                                                 993,719

Accounting fees and expenses                                        113,435

Non-interested trustees' compensation                               591

Custodian fees and expenses                                         18,851

Registration fees                                                   74,515

Audit                                                               28,434

Legal                                                               516

Interest                                                            4,460

Miscellaneous                                                       3,390

 Total expenses before reductions                                   1,917,241

 Expense reductions                                                 (42,055       1,875,186
                                                                   )

NET INVESTMENT INCOME (LOSS)                                                      (514,205
                                                                                 )

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                              7,807,128

 Foreign currency transactions                                      (334          7,806,794
                                                                   )

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                              (8,433,538
                                                                   )

 Assets and liabilities in                                          (10           (8,433,548
 foreign currencies                                                )             )

NET GAIN (LOSS)                                                                   (626,754
                                                                                 )

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                  $ (1,140,959
                                                                                 )

OTHER INFORMATION                                                                $ 682,901
Sales charges paid to FDC

 Deferred sales charges withheld                                                 $ 2,332
 by FDC

 Exchange fees withheld by FSC                                                   $ 126,578

 Expense reductions                                                              $ 37,173
 Directed brokerage arrangements

  Custodian interest credits                                                      4,165

  Transfer agent interest credits                                                 717

                                                                                 $ 42,055


STATEMENT OF CHANGES IN NET ASSETS
INCREASE         YEAR ENDED     YEAR ENDED
(DECREASE) IN    FEBRUARY 28,   FEBRUARY 29,
NET ASSETS       1997           1996

Operations          $ (514,205      $ 320,851
Net                 )
investment
income (loss)

 Net realized        7,806,794       9,256,256
gain (loss)

 Change in           (8,433,548      7,236,487
net                 )
unrealized
appreciation
(depreciation
)

 NET INCREASE        (1,140,959      16,813,594
(DECREASE)          )
IN NET
ASSETS
RESULTING
FROM
OPERATIONS

Distributions to     (52,511         (323,738
shareholders        )               )
From net
investment
income

 From net            (2,534,533      -
realized gain       )

 TOTAL               (2,587,044      (323,738
DISTRIBUTION        )               )
S

Share                455,349,313     96,403,538
transactions
Net proceeds
from sales of
shares

 Reinvestmen         2,542,586       314,856
t of
distributions

 Cost of             (434,506,274    (132,986,230
shares              )               )
redeemed

 Paid in             1,680,459       112,239
capital
portion of
redemption
fees

 NET INCREASE        25,066,084      (36,155,597
(DECREASE)                          )
IN NET
ASSETS
RESULTING
FROM SHARE
TRANSACTIO
NS

  TOTAL              21,338,081      (19,665,741
INCREASE                            )
(DECREASE)
IN NET ASSETS


NET ASSETS

 Beginning of        60,228,082      79,893,823
period

 End of period      $ 81,566,163    $ 60,228,082
(including
undistribute
d net
investment
income of
$168,814
and
$56,526,
respectivel
y)

OTHER
INFORMATION
Shares

 Sold                33,713,794      9,263,323

 Issued in           179,967         30,032
reinvestment
of
distributions

 Redeemed            (32,674,374     (12,883,616
                    )               )

 Net increase        1,219,387       (3,590,261)
(decrease)


SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS
             YEAR ENDED     YEAR ENDED     YEARS ENDED    APRIL 21, 1993
             FEBRUARY 28,   FEBRUARY 29,   FEBRUARY 28,   (COMMENCEMENT
                                                          OF OPERATIONS) TO
                                                          FEBRUARY 28,

SELECTED     1997           1996           1995           1994
PER-SHARE
DATA D

Net asset        $ 11.36    $ 8.98     $ 9.48     $ 10.00
value,
beginning of
period

Income from
Investment
Operations

 Net              (.06)      .05        .03        .02
investment
income (loss)

 Net realized     1.30 G     2.36       (.53)      (.46)
and
unrealized
gain (loss)

 Total from       1.24       2.41       (.50)      (.44)
investment
operations



Less
Distributions

 From net         (.01)      (.05)      (.02)      -
investment
income

 From net         (.29)      -          -          (.07)
realized gain

 In excess of     -          -          -          (.06)
net realized
gain

 Total            (.30)      (.05)      (.02)      (.13)
distributions

Redemption        .20        .02        .02        .05
fees added to
paid in
capital

Net asset        $ 12.50    $ 11.36    $ 8.98     $ 9.48
value, end of
period

TOTAL             12.45%     27.10%     (5.06)%    (3.84)%
RETURN B, C

RATIOS AND       $ 81,566   $ 60,228   $ 79,894   $ 63,073
SUPPLEMENT
AL DATA
Net assets,
end of period
(000 omitted)

Ratio of          1.70%      1.68%      1.70%      1.94% A
expenses to
average net
assets

Ratio of          1.66% E    1.67% E    1.66% E    1.93% A,
expenses to                                       E
average net
assets after
expense
reductions

Ratio of net      (.46)%     .46%       .30%       .17% A
investment
income (loss)
to average
net assets

Portfolio         283%       79%        177%       44% A
turnover rate

Average          $ .0361
commission
rate F


A ANNUALIZED B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 8 OF
NOTES TO FINANCIAL STATEMENTS). C TOTAL RETURNS DO NOT INCLUDE THE
ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT
ANNUALIZED. D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE
PERIOD. E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S
EXPENSES (SEE NOTE 8 OF NOTES TO FINANCIAL STATEMENTS). F FOR FISCAL
YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO
DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON
WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO
PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN
VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE
STRUCTURES MAY DIFFER. G THE AMOUNT SHOWN FOR A SHARE OUTSTANDING
DOES NOT CORRESPOND WITH THE AGGREGATE NET LOSS ON INVESTMENTS FOR
THE PERIOD ENDED DUE TO THE TIMING OF SALES AND REPURCHASES OF FUND
SHARES IN RELATION TO FLUCTUATING MARKET VALUES OF THE INVESTMENTS OF
THE FUND.


TELECOMMUNICATIONS PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value), but does not include certain fees paid by shareholders upon exchange or redemption. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED                   PAST 1   PAST 5    PAST 10
FEBRUARY 28, 1997               YEAR     YEARS     YEARS

TELECOMMUNICATIONS              7.85%    113.60%   331.02%

TELECOMMUNICATIONS              4.61%    107.19%   318.09%
(INCL. 3% SALES CHARGE)

S&P 500                         26.16%   118.75%   276.74%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one, five, or 10 years. You can compare the fund's returns to the performance of the S&P 500 - a widely recognized, unmanaged index of common stocks. This benchmark reflects reinvestment of dividends and capital gains, if any, and excludes the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED             PAST 1   PAST 5   PAST 10
FEBRUARY 28, 1997         YEAR     YEARS    YEARS

TELECOMMUNICATIONS        7.85%    16.39%   15.73%

TELECOMMUNICATIONS        4.61%    15.68%   15.38%
(INCL. 3% SALES CHARGE)

S&P 500                   26.16%   16.94%   14.16%

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

UNDERSTANDING PERFORMANCE
How a fund did yesterday is no guarantee of
how it will do tomorrow. The stock market, for
example, has a history of growth in the long run
and volatility in the short run. Unlike the broader
market, however, some sectors may not have
a history of growth in the long run. And, as
with all stock funds, the share price and
return of a fund that invests in a sector will
vary. That means if you sell your shares
during a sector downturn, you might lose
money. But if you can identify a sector that is
about to experience rapid growth you may
have the potential for above-average gains.
(checkmark)
$10,000 OVER 10 YEARS
 1987/02/28       9700.00                    10000.00
  1987/03/31       9579.43                    10289.00
  1987/04/30       9434.74                    10197.43
  1987/05/31       9796.46                    10286.15
  1987/06/30      10170.23                    10805.60
  1987/07/31      10489.75                    11353.44
  1987/08/31      10984.09                    11776.92
  1987/09/30      11207.15                    11519.01
  1987/10/31       9235.80                     9037.81
  1987/11/30       8602.80                     8293.10
  1987/12/31       9154.55                     8924.20
  1988/01/31       9581.92                     9299.91
  1988/02/29       9866.84                     9733.29
  1988/03/31       9910.20                     9432.53
  1988/04/30      10232.28                     9537.23
  1988/05/31      10362.35                     9620.20
  1988/06/30      10901.22                    10061.77
  1988/07/31      10746.37                    10023.54
  1988/08/31      10349.97                     9682.74
  1988/09/30      10987.93                    10095.22
  1988/10/31      11210.91                    10375.87
  1988/11/30      11310.02                    10227.49
  1988/12/31      11696.06                    10406.47
  1989/01/31      12645.24                    11168.23
  1989/02/28      12695.19                    10890.14
  1989/03/31      13213.49                    11143.88
  1989/04/30      14212.62                    11722.25
  1989/05/31      15261.71                    12197.00
  1989/06/30      14888.87                    12127.48
  1989/07/31      16019.19                    13222.59
  1989/08/31      16402.24                    13481.75
  1989/09/30      17005.08                    13426.47
  1989/10/31      16402.24                    13114.98
  1989/11/30      16816.70                    13382.52
  1989/12/31      17647.22                    13703.71
  1990/01/31      15733.43                    12784.19
  1990/02/28      15674.85                    12949.10
  1990/03/31      16039.38                    13292.25
  1990/04/30      15095.50                    12959.95
  1990/05/31      16683.82                    14223.54
  1990/06/30      16351.84                    14126.82
  1990/07/31      15603.24                    14081.62
  1990/08/31      13787.10                    12808.64
  1990/09/30      12895.30                    12184.86
  1990/10/31      13344.45                    12132.46
  1990/11/30      14106.06                    12916.22
  1990/12/31      14753.69                    13276.58
  1991/01/31      15278.00                    13855.44
  1991/02/28      15789.03                    14846.11
  1991/03/31      16233.70                    15205.38
  1991/04/30      16578.82                    15241.87
  1991/05/31      16751.37                    15900.32
  1991/06/30      16054.51                    15172.09
  1991/07/31      16963.75                    15879.11
  1991/08/31      17468.15                    16255.44
  1991/09/30      17693.80                    15983.98
  1991/10/31      18390.67                    16198.16
  1991/11/30      17687.17                    15545.38
  1991/12/31      19305.45                    17323.77
  1992/01/31      19332.28                    17001.55
  1992/02/29      19573.68                    17222.57
  1992/03/31      18883.00                    16886.73
  1992/04/30      19593.80                    17383.20
  1992/05/31      19365.80                    17468.37
  1992/06/30      18916.05                    17208.09
  1992/07/31      19931.09                    17911.90
  1992/08/31      19695.82                    17544.71
  1992/09/30      20078.98                    17751.74
  1992/10/31      20280.64                    17813.87
  1992/11/30      21336.01                    18421.32
  1992/12/31      22262.68                    18647.90
  1993/01/31      22194.20                    18804.55
  1993/02/28      23413.13                    19060.29
  1993/03/31      24371.85                    19462.46
  1993/04/30      24423.27                    18991.47
  1993/05/31      25406.38                    19500.44
  1993/06/30      26501.84                    19556.99
  1993/07/31      27274.29                    19478.76
  1993/08/31      29331.80                    20217.01
  1993/09/30      29753.13                    20061.34
  1993/10/31      30609.84                    20476.61
  1993/11/30      28102.91                    20282.08
  1993/12/31      28878.17                    20527.49
  1994/01/31      29462.81                    21225.43
  1994/02/28      28539.70                    20650.22
  1994/03/31      27647.35                    19749.87
  1994/04/30      28140.82                    20002.67
  1994/05/31      27975.57                    20330.71
  1994/06/30      27951.96                    19832.61
  1994/07/31      29502.22                    20483.12
  1994/08/31      30359.98                    21322.93
  1994/09/30      30005.86                    20800.52
  1994/10/31      31438.08                    21268.53
  1994/11/30      29769.78                    20493.93
  1994/12/31      30125.46                    20797.85
  1995/01/31      30543.42                    21337.14
  1995/02/28      30816.71                    22168.65
  1995/03/31      31202.52                    22822.85
  1995/04/30      32172.30                    23494.98
  1995/05/31      33050.47                    24434.07
  1995/06/30      34642.67                    25001.68
  1995/07/31      36842.21                    25830.73
  1995/08/31      37933.77                    25895.57
  1995/09/30      39181.27                    26988.36
  1995/10/31      37539.82                    26892.01
  1995/11/30      38368.75                    28072.57
  1995/12/31      39059.50                    28613.25
  1996/01/31      39335.97                    29587.24
  1996/02/29      38765.75                    29861.52
  1996/03/31      38584.32                    30149.08
  1996/04/30      40385.76                    30593.48
  1996/05/31      41281.98                    31382.49
  1996/06/30      41702.08                    31502.05
  1996/07/31      38546.65                    30110.29
  1996/08/31      39349.51                    30745.32
  1996/09/30      40507.12                    32475.67
  1996/10/31      39704.26                    33371.34
  1996/11/30      40908.55                    35893.88
  1996/12/31      41168.58                    35182.83
  1997/01/31      41448.64                    37381.05
  1997/02/28      41808.72                    37674.12
Let's say hypothetically that $10,000 was invested in Fidelity Select Telecommunications Portfolio on February 28, 1987, and the current maximum 3% sales charge was paid. As the chart shows, by February 28, 1997, the value of the investment would have grown to $41,809 - a 318.09% increase on the initial investment. For comparison, look at how the S&P 500 did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $37,674 - a 276.74% increase. INVESTMENT SUMMARY
TOP TEN STOCKS AS OF FEBRUARY 28, 1997
                                            % OF FUND'S
                                            INVESTMENTS

WorldCom, Inc.                              16.9

Tel-Save Holdings, Inc.                     12.1

MCI Communications Corp.                    10.1

APT Satellite Holdings Ltd. sponsored ADR   3.8

LCI International, Inc.                     3.7

Viatel, Inc.                                3.4

Alcatel Alsthom Compagnie Generale
 d'Electricite SA                           3.4

Telebras PN (Pfd. Reg.)                     3.2

Newbridge Networks Corp.                    3.1

Nokia Corp. AB sponsored ADR                2.5

TOP INDUSTRIES AS OF FEBRUARY 28, 1997
Row: 1, Col: 1, Value: 16.5
Row: 1, Col: 2, Value: 3.4
Row: 1, Col: 3, Value: 3.8
Row: 1, Col: 4, Value: 6.2
Row: 1, Col: 5, Value: 9.300000000000001
Row: 1, Col: 6, Value: 60.8
Telephone Services 60.8%
Telephone Equipment 9.3%
Cellular & Communication
Services 6.2%
Communications Services 3.8%
Electrical Machinery 3.4%
All Others 16.5% *
* INCLUDES SHORT-TERM INVESTMENTS
% OF FUND'S INVESTMENTS
TELECOMMUNICATIONS PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW



Nick Thakore, Portfolio Manager of Fidelity Select Telecommunications
Portfolio
Q. HOW DID THE FUND PERFORM, NICK?
A. It was a tough period for telecommunications stocks. For the 12 months that ended February 28, 1997, the fund returned 7.85%. The Standard & Poor's 500 Index had a return of 26.16% over the same time frame.
Q. CAN YOU PINPOINT THE REASONS BEHIND THIS UNDERPERFORMANCE?
A. The telecommunications industry as a whole suffered from competitive fears. This was reflected in the performance of many of the industry's bellwether stocks, including AT&T and the regional Bell operating companies (RBOCs). These companies make up a considerable portion of the industry, and their results were very disappointing.
Q. WHAT WERE THE PRIMARY FACTORS BEHIND THESE COMPETITIVE FEARS?
A. The fear is that as both local and long-distance markets continue to open, the increased level of competition will hurt earnings. Uncertainty related to timing and competition guidelines, combined with the earnings growth disappointments of some of the larger stocks in the industry, made for rough going.
Q. IT SEEMS THAT THERE IS ALWAYS SOME TYPE OF FEDERAL LEGISLATION THAT DICTATES THE PERFORMANCE OF TELECOMMUNICATION STOCKS . . .
A. Legislative action is really a huge issue with these stocks. There were rulings during the period where we're still awaiting the outcomes and there are a number of rulings on the table for 1997. To give an example, the Federal Communications Commission (FCC) issued the "rules of competition" back in August. These guidelines were drawn up in anticipation of the local and long-distance competition I mentioned above. The RBOCs weren't happy with the rules and an appeals court delayed their implementation. The issue is still hanging in the balance and any resolution will have a significant impact on the telecommunications industry.
Q. DID YOU PLAY ANY THEMES AS YOU SOUGHT ATTRACTIVE INVESTMENT
OPPORTUNITIES?
A. I tried to shift out of some of the bigger companies that I thought might be adversely affected by the local/long-distance competition. Instead, I focused on smaller growth names with strong market positions. I also began emphasizing equipment providers. As service companies spend large sums of money in order to compete, equipment providers should be in high demand when the markets open up and infrastructures need to be built. While competitive fears have hurt the industry, I've tried to find segments of the industry that may have an advantage in that type of environment.
Q. WERE THERE ANY NOTEWORTHY MERGERS OR ACQUISITIONS DURING THE YEAR?
A. There's been an increased amount of consolidation within the industry, which has been a positive sign. One of the more significant deals - involving two of the fund's holdings - was the acquisition of MFS by WorldCom. While WorldCom's stock price sagged immediately after the transaction, the stock bounced back and, with facilities in both local and long-distance markets, I think the company is well-positioned for the future.
Q. WHICH INDIVIDUAL STOCKS PERFORMED WELL? WERE THERE ANY DISAPPOINTMENTS?
A. As a whole, the fund's international holdings, including French-based Alcatel, did well. I'd point out to shareholders, however, that foreign investments involve greater risks than U.S. investments. Tel-Save, a company that joined forces with America Online, also performed well. On the negative side, LCI International was a disappointment.
Q. WHAT'S YOUR OUTLOOK?
A. While I'm still cautious on the outlook for the larger service providers, I think opportunities can be found through sound individual security selection. I'll also continue to emphasize the equipment provider theme.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.


FUND FACTS
START DATE: July 29, 1985
FUND NUMBER: 096
TRADING SYMBOL: FSTCX
SIZE: as of February 28, 1997, more than $388 million
MANAGER: Nick Thakore, since July 1996; equity analyst, telecommunications and gaming industries, since 1996; equity analyst, furniture, carpet, appliance, textile and apparel industries, 1993-1995; joined Fidelity in 1993
(checkmark)
TELECOMMUNICATIONS PORTFOLIO
INVESTMENTS FEBRUARY 28, 1997

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 97.2%
 SHARES VALUE (NOTE 1)
ADVERTISING - 1.3%
ADVERTISING AGENCIES - 1.3%
Snyder Communications, Inc. (a)  180,000 $ 4,860,000
BROADCASTING - 3.8%
COMMUNICATIONS SERVICES - 3.8%
APT Satellite Holdings Ltd.
 sponsored ADR  1,023,200  14,324,800
RADIO BROADCASTING - 0.0%
Jacor Communications, Inc.
 Class A (a)  800  23,551
TOTAL BROADCASTING   14,348,351
CELLULAR - 6.2%
CELLULAR & COMMUNICATION SERVICES - 6.2%
Associated Group, Inc. Class A (a)  9,300  378,975
McLeod, Inc.   278,200  4,972,825
Millicom International Cellular SA (a)  140,000  5,390,000
Mobile Telecommunications
 Technologies, Inc. (a)  94,200  730,050
Rogers Communications, Inc.
 Class B (a)  149,900  1,024,423
Telephone & Data Systems, Inc.   310  12,400
Vodafone Group PLC sponsored ADR  152,000  7,220,000
Vodafone Group PLC  825,000  3,918,744
  23,647,417
COMMUNICATIONS EQUIPMENT - 10.9%
DATACOMMUNICATIONS EQUIPMENT - 0.5%
Dynatech Corp. (a)  65,500  1,834,000
TELEPHONE EQUIPMENT - 9.3%
Ascend Communications, Inc.   100,000  5,225,000
DSC Communications Corp. (a)  400,000  8,400,000
Newbridge Networks Corp. (a)  375,000  11,953,125
Nokia Corp. AB sponsored ADR  165,000  9,652,500
  35,230,625
TELEPHONE INTERCONNECT SYSTEMS - 1.1%
P-COM, Inc. (a)  130,000  4,176,250
TOTAL COMMUNICATIONS EQUIPMENT   41,240,875
DEFENSE ELECTRONICS - 0.3%
Remec, Inc.   40,000  1,090,000
ELECTRICAL EQUIPMENT - 5.4%
ELECTRICAL MACHINERY - 3.4%
Alcatel Alsthom Compagnie Generale
 d'Electricite SA  125,000  12,806,480
TV & RADIO COMMUNICATION EQUIPMENT - 2.0%
Allen Group, Inc. (The)  92,000  1,920,500
California Amplifier, Inc. (a)(d)  654,300  3,516,863
Omnipoint Corp. (a)  130,000  2,226,250
  7,663,613
TOTAL ELECTRICAL EQUIPMENT   20,470,093
ELECTRONICS - 3.5%
ELECTRONIC PARTS - WHOLESALE - 1.1%
Brightpoint, Inc. (a)  165,000  4,455,000

 SHARES VALUE (NOTE 1)
SEMICONDUCTORS - 2.4%
LSI Logic Corp. (a)  150,000 $ 5,175,000
Motorola, Inc.   71,000  3,967,125
  9,142,125
TOTAL ELECTRONICS   13,597,125
LODGING & GAMING - 0.0%
HOTELS, MOTELS, & TOURIST CENTERS - 0.0%
ITT Corp. (a)  300  16,950
PRINTING - 2.1%
COMMERCIAL PRINTING, LITHOGRAPHIC - 2.1%
ASM Lithography Holding NV (a)(c)  120,000  7,969,711
SERVICES - 2.9%
BUSINESS SERVICES - 2.9%
ABR Information Services, Inc. (a)  90,000  2,103,750
Premier Technologies, Inc. (a)  149,800  2,808,750
Sitel Corp. (a)  150,000  2,493,750
Teletech Holdings, Inc. (a)  150,000  3,665,625
  11,071,875
TELEPHONE SERVICES - 60.8%
Brooks Fiber Properties, Inc.   80,000  1,700,000
C-TEC Corp. (a)  101,300  2,887,050
Cable & Wireless PLC Ord.   1,100,000  8,998,099
Cincinnati Bell, Inc.   140,400  8,704,800
LCI International, Inc. (a)  732,700  13,921,300
MCI Communications Corp.   1,075,000  38,431,250
Primus Telecommunications
 Group, Inc. (d)   457,300  3,772,725
Smartalk Teleservices, Inc. (a)  100,300  1,429,275
Sprint Corp.   175,600  7,989,800
Tel-Save Holdings, Inc. (a)  2,577,200  46,067,450
Telco Communications Group, Inc.   207,500  3,760,938
Telebras PN (Pfd. Reg.)  126,221,131  12,321,871
Telus Corp.   150,000  2,269,488
Viatel, Inc. (a)(d)  1,656,000  12,834,000
Winstar Communications, Inc. (a)  124,300  1,678,050
WorldCom, Inc. (a)  2,408,845  64,135,498
  230,901,594
TOTAL COMMON STOCKS
 (Cost $343,898,632)   369,213,991
CONVERTIBLE PREFERRED STOCKS - 0.0%
CELLULAR - 0.0%
CELLULAR & COMMUNICATION SERVICES - 0.0%
AirTouch Communications, Inc.
 Class C $2.125 (Cost $92,160)  1,920  92,640
CASH EQUIVALENTS - 2.8%
Taxable Central Cash Fund (b)
 (Cost $10,456,813)  10,456,813  10,456,813
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $354,447,605) $ 379,763,444
LEGEND
1. Non-income producing
2. At period end, the seven-day yield on the Taxable Central Cash Fund was 5.31%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
3. Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $7,969,711 or 2.1% of net assets.
4. A company in which the fund has ownership of at least 5% of the voting securities is an affiliated company. Transactions during the period with companies that are or were affiliates are as follows:
 PURCHASES SALES DIVIDEND VALUE
AFFILIATE COST COST INCOME
California Amplifier, Inc.  $ 617,317 $ - $ - $ 3,516,863
Primus Telecommunications Group, Inc.   86,185  1,584,535  -  3,772,725
Viatel, Inc.   1,550,564  471,316  -  12,834,000
Totals  $ 2,254,066 $ 2,055,851 $ - $ 20,123,588
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $769,439,169 and $831,227,181, respectively (see Note 3 of Notes to Financial Statements).
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $162,456 for the period (see Note 4 of Notes to Financial Statements).
At the period end, the value of securities loaned and the value of collateral amounted to $3,665,550 and $3,900,000, respectively (see Note 6 of Notes to Financial Statements).
Distribution of investments by country of issue, as a percentage of total value of investment in securities, is as follows:
United States   73.8%
United Kingdom   5.3
Canada   4.0
Bermuda   3.8
France   3.4
Brazil   3.2
Netherland   2.6
Finland   2.5
Luxembourg   1.4
TOTAL   100.0%
INCOME TAX INFORMATION
At February 28, 1997, the aggregate cost of investment securities for income tax purposes was $354,648,622. Net unrealized appreciation aggregated $25,114,822, of which $56,089,610 related to appreciated investment securities and $30,974,788 related to depreciated investment securities.
The fund hereby designates approximately $8,694,000 as a capital gain dividend for the purpose of the dividend paid deduction.
A total of 94% of the dividends distributed during the fiscal year qualifies for the dividends-received deduction for corporate shareholders (unaudited).
The fund will notify shareholders in January 1998 of the applicable percentage for use in preparing 1997 income tax returns.
TELECOMMUNICATIONS PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
 FEBRUARY 28, 1997



ASSETS


Investment in securities, at value                                                                                   $ 379,763,444

(cost $354,447,605) - See accompanying schedule


Receivable for investments sold                                                                                       13,672,637


Receivable for fund shares sold                                                                                       2,700,234


Dividends receivable                                                                                                  5,547


Interest receivable                                                                                                   120,079


Redemption fees receivable                                                                                            1,100


Other receivables                                                                                                     79,951


 TOTAL ASSETS                                                                                                         396,342,992


LIABILITIES


Payable for fund shares redeemed                                                                       $ 3,381,054


Accrued management fee                                                                                  205,344


Other payables and accrued expenses                                                                     321,363


Collateral on securities loaned,                                                                        3,900,000

at value


 TOTAL LIABILITIES                                                                                                    7,807,761


NET ASSETS                                                                                                           $ 388,535,231


Net Assets consist of:


Paid in capital                                                                                                      $ 346,680,508


Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions                   16,538,884


Net unrealized appreciation (depreciation) on investments                                                             25,315,839


NET ASSETS, for 9,296,172                                                                                            $ 388,535,231

shares outstanding


NET ASSET VALUE and redemption price per share ($388,535,231 (divided by) 9,296,172 shares)                           $41.80


Maximum offering price per share (100/97.00 of $41.80)                                                                $43.09



STATEMENT OF OPERATIONS
 YEAR ENDED FEBRUARY 28, 1997


INVESTMENT INCOME                                                                 $ 5,665,837
Dividends

Special dividend from ADVO, Inc.                                                   795,000

Interest (including income on securities loaned of $259,248)                       1,851,981

 TOTAL INCOME                                                                      8,312,818

EXPENSES

Management fee                                                     $ 2,878,937

Transfer agent fees                                                 3,696,269

Accounting and security lending fees                                490,123

Non-interested trustees' compensation                               2,602

Custodian fees and expenses                                         57,470

Audit                                                               39,701

Legal                                                               3,470

Miscellaneous                                                       22,675

 Total expenses before reductions                                   7,191,247

 Expense reductions                                                 (169,746       7,021,501
                                                                   )

NET INVESTMENT INCOME                                                              1,291,317

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities (including                                   45,431,551
 realized gain of $370,018
 on sales of investments in
 affiliated issuers)

 Foreign currency transactions                                      (6,870         45,424,681
                                                                   )

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                              (11,984,770
                                                                   )

 Assets and liabilities in                                          (26            (11,984,796
 foreign currencies                                                )              )

NET GAIN (LOSS)                                                                    33,439,885

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                   $ 34,731,202

OTHER INFORMATION                                                                 $ 1,182,016
Sales charges paid to FDC

 Deferred sales charges withheld                                                  $ 30,536
 by FDC

 Exchange fees withheld by FSC                                                    $ 135,135

 Expense reductions                                                               $ 167,497
 Directed brokerage arrangements

  Custodian interest credits                                                       2,062

  Transfer agent interest credits                                                  187

                                                                                  $ 169,746


STATEMENT OF CHANGES IN NET ASSETS
INCREASE         YEAR ENDED     YEAR ENDED
(DECREASE) IN    FEBRUARY 28,   FEBRUARY 29,
NET ASSETS       1997           1996

Operations          $ 1,291,317     $ 4,937,209
Net
investment
income

 Net realized        45,424,681      57,156,039
gain (loss)

 Change in           (11,984,796     28,358,016
net                 )
unrealized
appreciation
(depreciation
)

 NET INCREASE        34,731,202      90,451,264
(DECREASE)
IN NET
ASSETS
RESULTING
FROM
OPERATIONS

Distributions to     (1,643,666      (3,666,827
shareholders        )               )
From net
investment
income

 From net            (63,334,526     (25,859,291
realized gain       )               )

 TOTAL               (64,978,192     (29,526,118
DISTRIBUTION        )               )
S

Share                194,213,580     183,961,070
transactions
Net proceeds
from sales of
shares

 Reinvestmen         63,659,054      28,851,878
t of
distributions

 Cost of             (307,709,801    (175,053,917
shares              )               )
redeemed

 Paid in             319,443         139,366
capital
portion of
redemption
fees

 NET INCREASE        (49,517,724     37,898,397
(DECREASE)          )
IN NET
ASSETS
RESULTING
FROM SHARE
TRANSACTIO
NS

  TOTAL              (79,764,714     98,823,543
INCREASE            )
(DECREASE)
IN NET ASSETS


NET ASSETS

 Beginning of        468,299,945     369,476,402
period

 End of period      $ 388,535,231   $ 468,299,945
(including
undistribute
d net
investment
income of
$0 and
$1,251,216
,
respectivel
y)

OTHER
INFORMATION
Shares

 Sold                4,489,283       4,122,731

 Issued in           1,575,164       677,781
reinvestment
of
distributions

 Redeemed            (7,203,986      (4,001,104
                    )               )

 Net increase        (1,139,539)     799,408
(decrease)


SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

             YEAR ENDED     YEAR ENDED     YEARS ENDED FEBRUARY 28,          TEN MONTHS
             FEBRUARY 28,   FEBRUARY 29,                                     ENDED
                                                                             FEBRUARY 28,

SELECTED     1997           1996           1995                       1994   1993
PER-SHARE
DATA D


Net asset        $ 44.87     $ 38.34     $ 37.10     $ 34.19     $ 29.22
value,
beginning of
period

Income from
Investment
Operations

 Net              .12 E       .51         .29         .25         .29
investment
income

 Net realized     2.92        9.15        2.54        7.00        5.29
and
unrealized
gain (loss)

 Total from       3.04        9.66        2.83        7.25        5.58
investment
operations



Less
Distributions

 From net         (.16) H     (.39)       (.33)       (.20)       (.18)
investment
income

 From net         (5.98) H    (2.75)      (1.27)      (4.18)      (.48)
realized gain

 Total            (6.14)      (3.14)      (1.60)      (4.38)      (.66)
distributions

Redemption        .03         .01         .01         .04         .05
fees added to
paid in
capital

Net asset        $ 41.80     $ 44.87     $ 38.34     $ 37.10     $ 34.19
value, end of
period

TOTAL             7.85%       25.79%      7.98%       21.90%      19.49%
RETURN B, C

RATIOS AND
SUPPLEMENT
AL DATA

Net assets,      $ 388,535   $ 468,300   $ 369,476   $ 371,025   $ 134,338
end of period
(000 omitted)

Ratio of          1.51%       1.52%       1.56%       1.54%       1.74% A
expenses to
average net
assets

Ratio of          1.47% F     1.52%       1.55% F     1.53% F     1.74% A
expenses to
average net
assets after
expense
reductions

Ratio of net      .27%        1.17%       .77%        .64%        1.16% A
investment
income to
average net
assets

Portfolio         175%        89%         107%        241%        115% A
turnover rate

Average          $ .0321
commission
rate G


A ANNUALIZED B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT
BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 8 OF NOTES TO FINANCIAL
STATEMENTS). C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR
PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. D NET INVESTMENT INCOME PER
SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE
PERIOD. E INVESTMENT INCOME PER SHARE REFLECTS A SPECIAL DIVIDEND FROM ADVO, INC.
WHICH AMOUNTED TO $.07 PER SHARE. F FMR OR THE FUND HAS ENTERED INTO VARYING
ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S
EXPENSES (SEE NOTE 8 OF NOTES TO FINANCIAL STATEMENTS). G FOR FISCAL YEARS
BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE
COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED.
THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF
TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE
STRUCTURES MAY DIFFER. H THE AMOUNTS SHOWN REFLECT CERTAIN RECLASSIFICATIONS RELATED
TO BOOK TO TAX DIFFERENCES (SEE NOTE 1 OF NOTES TO FINANCIAL STATEMENTS).


UTILITIES GROWTH PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value), but does not include certain fees paid by shareholders upon exchange or redemption.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED                   PAST 1   PAST 5    PAST 10
FEBRUARY 28, 1997               YEAR     YEARS     YEARS

UTILITIES GROWTH                18.13%   87.72%    209.65%

UTILITIES GROWTH                14.59%   82.09%    200.36%
(INCL. 3% SALES CHARGE)

S&P 500                         26.16%   118.75%   276.74%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one, five, or 10 years. You can compare the fund's returns to the performance of the S&P 500 - a widely recognized, unmanaged index of common stocks. This benchmark reflects reinvestment of dividends and capital gains, if any, and excludes the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED             PAST 1   PAST 5   PAST 10
FEBRUARY 28, 1997         YEAR     YEARS    YEARS

UTILITIES GROWTH          18.13%   13.42%   11.97%

UTILITIES GROWTH          14.59%   12.73%   11.63%
(INCL. 3% SALES CHARGE)

S&P 500                   26.16%   16.94%   14.16%

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

UNDERSTANDING PERFORMANCE
How a fund did yesterday is no guarantee of
how it will do tomorrow. The stock market, for
example, has a history of growth in the long run
and volatility in the short run. Unlike the broader
market, however, some sectors may not have
a history of growth in the long run. And, as
with all stock funds, the share price and
return of a fund that invests in a sector will
vary. That means if you sell your shares
during a sector downturn, you might lose
money. But if you can identify a sector that is
about to experience rapid growth you may
have the potential for above-average gains.
(checkmark)
$10,000 OVER 10 YEARS
 1987/02/28       9700.00                    10000.00
  1987/03/31       9505.86                    10289.00
  1987/04/30       8960.92                    10197.43
  1987/05/31       8817.87                    10286.15
  1987/06/30       9131.21                    10805.60
  1987/07/31       9005.20                    11353.44
  1987/08/31       9287.89                    11776.92
  1987/09/30       9212.96                    11519.01
  1987/10/31       8657.79                     9037.81
  1987/11/30       8368.29                     8293.10
  1987/12/31       8440.57                     8924.20
  1988/01/31       9170.00                     9299.91
  1988/02/29       9098.13                     9733.29
  1988/03/31       8839.42                     9432.53
  1988/04/30       8864.57                     9537.23
  1988/05/31       9141.25                     9620.20
  1988/06/30       9382.00                    10061.77
  1988/07/31       9352.22                    10023.54
  1988/08/31       9337.44                     9682.74
  1988/09/30       9662.73                    10095.22
  1988/10/31       9866.04                    10375.87
  1988/11/30       9847.56                    10227.49
  1988/12/31       9829.57                    10406.47
  1989/01/31      10292.58                    11168.23
  1989/02/28      10228.06                    10890.14
  1989/03/31      10402.64                    11143.88
  1989/04/30      10937.77                    11722.25
  1989/05/31      11457.71                    12197.00
  1989/06/30      11747.11                    12127.48
  1989/07/31      12390.42                    13222.59
  1989/08/31      12445.00                    13481.75
  1989/09/30      12624.35                    13426.47
  1989/10/31      12565.86                    13114.98
  1989/11/30      12979.14                    13382.52
  1989/12/31      13665.33                    13703.71
  1990/01/31      12990.84                    12784.19
  1990/02/28      12967.44                    12949.10
  1990/03/31      12897.26                    13292.25
  1990/04/30      12359.23                    12959.95
  1990/05/31      13002.53                    14223.54
  1990/06/30      13156.61                    14126.82
  1990/07/31      13264.62                    14081.62
  1990/08/31      12536.58                    12808.64
  1990/09/30      12568.59                    12184.86
  1990/10/31      13212.62                    12132.46
  1990/11/30      13560.63                    12916.22
  1990/12/31      13741.11                    13276.58
  1991/01/31      13680.52                    13855.44
  1991/02/28      14270.23                    14846.11
  1991/03/31      14431.80                    15205.38
  1991/04/30      14367.17                    15241.87
  1991/05/31      14371.21                    15900.32
  1991/06/30      14196.88                    15172.09
  1991/07/31      14658.91                    15879.11
  1991/08/31      14994.93                    16255.44
  1991/09/30      15456.96                    15983.98
  1991/10/31      15671.18                    16198.16
  1991/11/30      15851.79                    15545.38
  1991/12/31      16630.59                    17323.77
  1992/01/31      16118.68                    17001.55
  1992/02/29      16000.55                    17222.57
  1992/03/31      15834.28                    16886.73
  1992/04/30      16267.44                    17383.20
  1992/05/31      16582.46                    17468.37
  1992/06/30      16774.29                    17208.09
  1992/07/31      17666.20                    17911.90
  1992/08/31      17657.15                    17544.71
  1992/09/30      17752.22                    17751.74
  1992/10/31      17747.70                    17813.87
  1992/11/30      17869.94                    18421.32
  1992/12/31      18392.16                    18647.90
  1993/01/31      18705.01                    18804.55
  1993/02/28      19667.28                    19060.29
  1993/03/31      20198.19                    19462.46
  1993/04/30      20087.80                    18991.47
  1993/05/31      20130.89                    19500.44
  1993/06/30      20901.65                    19556.99
  1993/07/31      21141.02                    19478.76
  1993/08/31      22060.20                    20217.01
  1993/09/30      22060.20                    20061.34
  1993/10/31      21835.19                    20476.61
  1993/11/30      20767.61                    20282.08
  1993/12/31      20699.40                    20527.49
  1994/01/31      21123.52                    21225.43
  1994/02/28      20165.12                    20650.22
  1994/03/31      19438.05                    19749.87
  1994/04/30      19997.20                    20002.67
  1994/05/31      19597.93                    20330.71
  1994/06/30      19536.07                    19832.61
  1994/07/31      20098.42                    20483.12
  1994/08/31      20019.69                    21322.93
  1994/09/30      19507.95                    20800.52
  1994/10/31      19755.39                    21268.53
  1994/11/30      19041.20                    20493.93
  1994/12/31      19165.43                    20797.85
  1995/01/31      19947.57                    21337.14
  1995/02/28      20208.29                    22168.65
  1995/03/31      20289.40                    22822.85
  1995/04/30      20996.64                    23494.98
  1995/05/31      21321.54                    24434.07
  1995/06/30      21530.40                    25001.68
  1995/07/31      22110.58                    25830.73
  1995/08/31      22673.35                    25895.57
  1995/09/30      23752.49                    26988.36
  1995/10/31      23984.56                    26892.01
  1995/11/30      24512.52                    28072.57
  1995/12/31      25756.32                    28613.25
  1996/01/31      26028.13                    29587.24
  1996/02/29      25425.43                    29861.52
  1996/03/31      25200.90                    30149.08
  1996/04/30      26218.41                    30593.48
  1996/05/31      26237.38                    31382.49
  1996/06/30      26642.20                    31502.05
  1996/07/31      25478.35                    30110.29
  1996/08/31      25484.67                    30745.32
  1996/09/30      25946.42                    32475.67
  1996/10/31      27034.37                    33371.34
  1996/11/30      28305.76                    35893.88
  1996/12/31      28683.76                    35182.83
  1997/01/31      29546.23                    37381.05
  1997/02/28      30036.28                    37674.12
Let's say hypothetically that $10,000 was invested in Fidelity Select Utilities Growth Portfolio on February 28, 1987, and the current maximum 3% sales charge was paid. As the chart shows, by February 28, 1997, the value of the investment would have grown to $30,036 - a 200.36% increase on the initial investment. For comparison, look at how the S&P 500 did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $37,674 - a 276.74% increase. INVESTMENT SUMMARY
TOP TEN STOCKS AS OF FEBRUARY 28, 1997
                                % OF FUND'S
                                INVESTMENTS

WorldCom, Inc.                  8.1

Sprint Corp.                    6.2

MCI Communications Corp.        4.8

BellSouth Corp.                 4.7

SBC Communications, Inc.        4.4

Pacific Telesis Group           4.3

Ameritech Corp.                 4.2

AirTouch Communications, Inc.   4.0

GTE Corp.                       4.0

NYNEX Corp.                     3.7

TOP INDUSTRIES AS OF FEBRUARY 28, 1997
Telephone Services 55.6%
Gas Transmission
& Distribution 9.1%
Gas Distribution 7.2%
Electric Power 6.3%
Gas Transmission 6.0%
All Others 15.8% *
Row: 1, Col: 1, Value: 15.8
Row: 1, Col: 2, Value: 6.0
Row: 1, Col: 3, Value: 6.3
Row: 1, Col: 4, Value: 7.2
Row: 1, Col: 5, Value: 9.1
Row: 1, Col: 6, Value: 55.6
* INCLUDES SHORT-TERM INVESTMENTS
% OF FUND'S INVESTMENTS
UTILITIES GROWTH PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW



John Muresianu,
Portfolio Manager of
Fidelity Select Utilities Growth Portfolio
Q. JOHN, HOW DID THE FUND PERFORM?
A. For the 12 months that ended February 28, 1997, the fund had a total return of 18.13%, while the Standard & Poor's 500 Index posted a return of 26.16%.
Q. WHAT FACTORS AFFECTED THE SECTOR'S PERFORMANCE?
A. The utilities sector underperformed the broad market as investors became concerned about how ongoing deregulation would affect utilities companies, especially the telephone and electric industries. In addition, utilities stocks tend to trade in concert with the bond market, which underperformed the stock market significantly during the period. The stock market, as represented by the S&P 500, performed well largely on the basis of the strong technology and financial services stock sectors.
Q. CAN YOU GIVE US A MORE DETAILED OVERVIEW OF THE RECENT INVESTING ENVIRONMENT FOR THE THREE UTILITY INDUSTRIES - GAS, TELEPHONE AND ELECTRIC?
A. Gas stocks performed the best because prices spiked upward as a result of very cold weather. In addition, there was a significant amount of consolidation that helped stocks in the group. Further, the supply and demand dynamic improved, partially due to a slowdown in Canadian imports because of restricted pipeline capacity. On the telephone side, there continued to be broad concern over the impact of increasing competition in the cellular and local telephone service areas. At the same time, however, telephone companies reported steady revenue and earnings growth; over the near term, business prospects for telephone companies looked fine, helping the telephone utility industry post modest gains.
Q. WHAT ABOUT ELECTRIC UTILITY STOCKS?
A. Electrics struggled. While all utility stocks are sensitive to what happens in the bond market, electrics are more attuned than the telephone and gas stocks. That's because they have the highest yields, are the most income-oriented and have less prospects for earnings growth. The bond market has had its ups and downs and utility stocks, as a result, bounced around as well. Electric utility stocks also were negatively affected by continued evidence that the Nuclear Regulatory Commission has been getting tougher on nuclear operations. While deregulation has been a concern among all utility sectors, especially telephones, it hasn't affected electrics too negatively thus far. Regulators appear more likely to create a transition to competition that is friendlier to utility companies than was feared a few years ago.
Q. WHICH STOCKS TURNED IN STRONG PERFORMANCES FOR THE FUND?
A. CINergy has done very well. It is a low-cost electric producer and appears to be a winner under deregulation over the long term. It also has a very growth-oriented management team. On the gas side, Sonat has been a very strong performer. And in the telephone arena, Pacific Telesis has done very well.
Q. AT THE SAME TIME, THERE MUST HAVE BEEN SOME DISAPPOINTMENTS . . .
A. AirTouch Communications was one. This stock lagged because of concern about slowing cellular subscriber growth and increased price competition. Enron was another disappointment. Even though it saw some stock price appreciation, it lagged the gas group because of contract litigation in the United Kingdom and a slowdown in earnings growth related to heavy spending in anticipation of a fully competitive retail electricity market.
Q. WHAT'S YOUR OUTLOOK?
A. It's important for me to reiterate that my strategy will continue to be based on individual stock picking. That's because it's nearly impossible to predict the direction of the economy and interest rates. I will continue to look for those companies that are able to show the best earnings growth. For some time, most of these prospects have been in gas and telephone companies. As a result, I'll probably continue to favor them over electric utility stocks.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.


FUND FACTS
START DATE: December 10, 1981
FUND NUMBER: 065
TRADING SYMBOL: FSUTX
SIZE: as of February 28, 1997, more than $256 million
MANAGER: John Muresianu, since 1992;
manager, Fidelity Utilities Fund, since 1992;
Fidelity Advisor Utilities Growth Fund, since
1996; Fidelity Select Natural Gas Portfolio,
1993- 1994; joined Fidelity in 1986
(checkmark)
UTILITIES GROWTH PORTFOLIO
INVESTMENTS FEBRUARY 28, 1997

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 98.0%
 SHARES VALUE (NOTE 1)
BROADCASTING - 0.0%
CABLE TV OPERATORS - 0.0%
TCI Group Class A  4,500 $ 53,430
TELEVISION BROADCASTING - 0.0%
TCI  Satellite Entertainment, Inc.
 Class A (a)  450  3,600
TOTAL BROADCASTING   57,030
CELLULAR - 4.5%
CELLULAR & COMMUNICATION SERVICES - 4.5%
AirTouch Communications, Inc. (a)  381,600  10,398,600
Cellnet Data Systems, Inc. (a)  25,000  225,000
Telephone & Data Systems, Inc.   8,063  322,520
Vodafone Group PLC sponsored ADR  15,200  722,000
  11,668,120
COAL - 0.3%
MAPCO, Inc.   22,600  717,550
COMMUNICATIONS EQUIPMENT - 1.2%
TELEPHONE EQUIPMENT - 1.2%
Lucent Technologies, Inc.   55,256  2,976,917
COMPUTER SERVICES & SOFTWARE - 0.1%
DATA PROCESSING - 0.1%
NCR Corp. (a)  10,656  351,648
ELECTRIC UTILITY - 9.5%
ELECTRIC & OTHER SERVICES - 3.2%
DPL, Inc.   33,300  820,013
Enova Corp.   28,300  633,213
Hidroelectrica de Cantabrico SA  10,650  362,651
IES Industries, Inc.   10,100  306,788
LG&E Energy Corp.   8,700  215,325
Montana Power Co.   30,600  669,375
NIPSCO Industries, Inc.   26,300  1,048,713
PECO Energy Co.   30,000  675,000
PacifiCorp.   44,800  924,000
Public Service Co. of New Mexico  32,200  591,675
Rochester Gas & Electric Corp.   8,800  174,900
Sierra Pacific Resources  5,400  157,950
Utilicorp United, Inc.   3,907  105,001
Veba AG Ord.   25,000  1,432,188
WPL Holdings, Inc.   900  24,975
  8,141,767
ELECTRIC POWER - 6.3%
AES Corp. (a)  133,949  8,756,916
American Electric Power Co., Inc.   14,900  622,075
Baycorp Holdings Ltd. (a)  1,729  14,048
Boston Edison Co.   10,000  267,500
CESC Ltd. GDR (c)  34,300  41,160
Central & South West Corp.   40,000  975,000
Central Louisiana Electric Co., Inc.   37,706  1,003,922
DQE, Inc.   28,050  830,981
Entergy Corp.   15,200  400,900
Kansas City Power & Light Co.   8,500  242,250
Korea Electric Power Corp.
 sponsored ADR  20,000  360,000
Pinnacle West Capital Corp.   22,700  709,375
Portland General Corp.   30,300  1,185,488
Southern Co.   20,000  435,000

 SHARES VALUE (NOTE 1)
TECO Energy, Inc.   7,000 $ 170,625
United Illuminating Co.   8,000  233,000
  16,248,240
TOTAL ELECTRIC UTILITY   24,390,007
GAS - 23.2%
GAS & OTHER SERVICES - 0.9%
MDU Resources Group, Inc.   51,900  1,102,875
UGI Corp.   43,251  1,075,869
Western Resources, Inc.   6,500  196,625
  2,375,369
GAS DISTRIBUTION - 7.2%
Eastern Enterprises Co.   69,000  2,320,125
Energen Corp.   33,600  1,008,000
K N Energy, Inc.   60,600  2,393,700
MCN Corp.   212,600  6,431,150
NUI Corp.   17,500  367,500
National Fuel Gas Co.   7,800  335,400
New Jersey Resources Corp.   8,600  247,250
NICOR, Inc.   17,000  569,500
Northwest Natural Gas Co.   4,350  105,488
Pacific Enterprises  133,400  4,068,700
Peoples Energy Corp.   9,700  328,588
WICOR, Inc.   11,800  414,475
  18,589,876
GAS TRANSMISSION - 6.0%
Enron Corp.   105,400  4,202,825
ONEOK, Inc.   28,200  803,700
Sonat, Inc.   124,700  5,736,200
TPC Corp. (a)  39,000  404,625
USX-Delhi Group  5,700  85,500
Williams Companies, Inc.   93,034  4,070,238
  15,303,088
GAS TRANSMISSION & DISTRIBUTION - 9.1%
Bay State Gas Co.   14,100  375,413
Columbia Gas System, Inc.   73,500  4,318,125
Consolidated Natural Gas Co.   17,300  882,300
ENSERCH Corp.   206,100  4,328,100
Equitable Resources, Inc.   18,450  546,581
Noram Energy Corp.   78,471  1,177,065
PanEnergy Corp.   114,100  4,863,513
Questar Corp.   133,000  4,821,250
Tejas Gas Corp. (a)  35,895  1,570,406
Yankee Energy System, Inc.   16,500  381,563
  23,264,316
TOTAL GAS   59,532,649
HOLDING COMPANIES - 0.6%
CINergy Corp.   44,406  1,532,007
INDEPENDENT POWER - 0.0%
STEAM SUPPLY - 0.0%
Bonneville Pacific Corp. (a)  11,300  7,063
OIL & GAS - 3.0%
CRUDE PETROLEUM & GAS - 0.2%
Nuevo Energy Corp. (a)  800  33,200
Occidental Petroleum Corp.   12,100  308,550
  341,750
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
OIL & GAS - CONTINUED
PETROLEUM REFINERS - 2.8%
Coastal Corp.   159,900 $ 7,275,450
TOTAL OIL & GAS   7,617,200
TELEPHONE SERVICES - 55.6%
AT&T Corp.   170,500  6,798,688
ALLTEL Corp.   7,400  261,775
Ameritech Corp.   170,700  10,882,125
BCE, Inc.   33,573  1,629,388
Bell Atlantic Corp.   119,700  8,274,263
BellSouth Corp.   258,200  12,103,125
Cincinnati Bell, Inc.   14,000  868,000
Frontier Corp.   800  17,700
GTE Corp.   218,800  10,228,900
MCI Communications Corp.   346,500  12,387,375
NYNEX Corp.   182,800  9,414,200
Pacific Telesis Group  271,200  11,051,400
SBC Communications, Inc.   196,300  11,287,250
Sprint Corp.   350,000  15,925,000
U.S. West Communications Group  209,159  7,529,724
U.S. West Media Group (a)  192,359  3,534,597
WorldCom, Inc. (a)  777,000  20,687,625
  142,881,135
TOTAL COMMON STOCKS
 (Cost $203,091,776)   251,731,326
CONVERTIBLE PREFERRED STOCKS - 0.7%
ELECTRIC UTILITY - 0.7%
COMBINATION UTILITIES - 0.7%
Citizens Utilities Trust $2.50
 (Cost $1,705,000)  34,100  1,722,050
CASH EQUIVALENTS - 1.3%
Taxable Central Cash Fund (b)
 (Cost $3,493,627)  3,493,627  3,493,627
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $208,290,403)  $ 256,947,003
LEGEND
1. Non-income producing
2. At period end, the seven-day yield on the Taxable Central Cash Fund was 5.31%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
3. Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $41,160 or 0.0% of net assets.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $72,761,217 and $108,817,571, respectively (see Note 3 of Notes to Financial Statements).
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $26,333 for the period (see Note 4 of Notes to Financial Statements).
INCOME TAX INFORMATION
At February 28, 1997, the aggregate cost of investment securities for income tax purposes was $208,443,537. Net unrealized appreciation aggregated $48,503,466, of which $52,024,627 related to appreciated investment securities and $3,521,161 related to depreciated investment securities.
The fund hereby designates approximately $3,803,000 as a capital gain dividend for the purpose of the dividend paid deduction.
A total of 100% of the dividends distributed during the fiscal year qualifies for the dividends-received deduction for corporate shareholders (unaudited).
The fund will notify shareholders in January 1998 of the applicable percentage for use in preparing 1997 income tax returns.
UTILITIES GROWTH PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
 FEBRUARY 28, 1997


ASSETS

Investment in securities, at value                                                                                $ 256,947,003
(cost $208,290,403) - See accompanying schedule

Receivable for fund shares sold                                                                                    424,621

Dividends receivable                                                                                               391,211

Interest receivable                                                                                                22,695

Redemption fees receivable                                                                                         400

 TOTAL ASSETS                                                                                                      257,785,930

LIABILITIES

Payable to custodian bank                                                                              $ 11,622

Payable for fund shares redeemed                                                                        619,770

Accrued management fee                                                                                  130,697

Other payables and accrued expenses                                                                     179,465

 TOTAL LIABILITIES                                                                                                 941,554

NET ASSETS                                                                                                        $ 256,844,376

Net Assets consist of:

Paid in capital                                                                                                   $ 198,908,551

Undistributed net investment income                                                                                1,654,360

Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions                7,624,901

Net unrealized appreciation (depreciation) on investments                                                          48,656,564
and assets and liabilities in
foreign currencies

NET ASSETS, for 5,586,895                                                                                         $ 256,844,376
shares outstanding

NET ASSET VALUE and redemption price per share ($256,844,376 (divided by) 5,586,895 shares)                        $45.97

Maximum offering price per share (100/97.00 of $45.97)                                                             $47.39


STATEMENT OF OPERATIONS
 YEAR ENDED FEBRUARY 28, 1997


INVESTMENT INCOME                                                                $ 7,189,433
Dividends

Interest (including income on securities loaned of $12,011)                       405,654

 TOTAL INCOME                                                                     7,595,087

EXPENSES

Management fee                                                     $ 1,440,039

Transfer agent fees                                                 1,743,986

Accounting and security lending fees                                240,183

Non-interested trustees' compensation                               803

Custodian fees and expenses                                         16,816

Registration fees                                                   15,337

Audit                                                               36,433

Legal                                                               1,846

Miscellaneous                                                       12,137

 Total expenses before reductions                                   3,507,580

 Expense reductions                                                 (23,250       3,484,330
                                                                   )

NET INVESTMENT INCOME                                                             4,110,757

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                              12,601,138

 Foreign currency transactions                                      (2,297        12,598,841
                                                                   )

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                              21,791,398

 Assets and liabilities in                                          (101          21,791,297
 foreign currencies                                                )

NET GAIN (LOSS)                                                                   34,390,138

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                  $ 38,500,895

OTHER INFORMATION                                                                $ 238,618
Sales charges paid to FDC

 Deferred sales charges withheld                                                 $ 38,523
 by FDC

 Exchange fees withheld by FSC                                                   $ 61,523

 Expense reductions                                                              $ 22,741
 Directed brokerage arrangements

  Custodian interest credits                                                      56

  Transfer agent interest credits                                                 453

                                                                                 $ 23,250


STATEMENT OF CHANGES IN NET ASSETS
INCREASE         YEAR ENDED     YEAR ENDED
(DECREASE) IN    FEBRUARY 28,   FEBRUARY 29,
NET ASSETS       1997           1996

Operations          $ 4,110,757     $ 7,298,546
Net
investment
income

 Net realized        12,598,841      23,321,198
gain (loss)

 Change in           21,791,297      27,286,486
net
unrealized
appreciation
(depreciation
)

 NET INCREASE        38,500,895      57,906,230
(DECREASE)
IN NET
ASSETS
RESULTING
FROM
OPERATIONS

Distributions to     (3,870,074      (5,508,527
shareholders        )               )
From net
investment
income

 From net            (20,286,738     -
realized gain       )

 TOTAL               (24,156,812     (5,508,527
DISTRIBUTION        )               )
S

Share                128,552,346     283,936,618
transactions
Net proceeds
from sales of
shares

 Reinvestmen         23,344,588      5,265,104
t of
distributions

 Cost of             (176,372,790    (312,698,789
shares              )               )
redeemed

 Paid in             208,569         231,738
capital
portion of
redemption
fees

 NET INCREASE        (24,267,287     (23,265,329
(DECREASE)          )               )
IN NET
ASSETS
RESULTING
FROM SHARE
TRANSACTIO
NS

  TOTAL              (9,923,204      29,132,374
INCREASE            )
(DECREASE)
IN NET ASSETS


NET ASSETS

 Beginning of        266,767,580     237,635,206
period

 End of period      $ 256,844,376   $ 266,767,580
(including
undistribute
d net
investment
income of
$1,654,360
and
$2,165,391
,
respectivel
y)

OTHER
INFORMATION
Shares

 Sold                2,986,768       6,910,440

 Issued in           570,027         124,287
reinvestment
of
distributions

 Redeemed            (4,168,871      (7,649,316
                    )               )

 Net increase        (612,076)       (614,589)
(decrease)


SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

             YEAR ENDED     YEAR ENDED     YEARS ENDED FEBRUARY 28,          TEN MONTHS
             FEBRUARY 28,   FEBRUARY 29,                                     ENDED
                                                                             FEBRUARY 28,

SELECTED     1997           1996           1995                       1994   1993
PER-SHARE
DATA D


Net asset        $ 43.03     $ 34.88     $ 36.61     $ 41.49     $ 37.18
value,
beginning of
period

Income from
Investment
Operations

 Net              .73         1.10        1.13        1.33        1.19
investment
income

 Net realized     6.41        7.86        (1.17)      (.16)       6.14
and
unrealized
gain (loss)

 Total from       7.14        8.96        (.04)       1.17        7.33
investment
operations



Less
Distributions

 From net         (.70)       (.84)       (1.05)      (1.13)      (1.33)
investment
income

 From net         (3.54)      -           (.67)       (4.94)      (1.70)
realized gain

 Total            (4.24)      (.84)       (1.72)      (6.07)      (3.03)
distributions

Redemption        .04         .03         .03         .02         .01
fees added to
paid in
capital

Net asset        $ 45.97     $ 43.03     $ 34.88     $ 36.61     $ 41.49
value, end of
period

TOTAL             18.13%      25.82%      .21%        2.53%       20.90%
RETURN B, C

RATIOS AND
SUPPLEMENT
AL DATA

Net assets,      $ 256,844   $ 266,768   $ 237,635   $ 250,522   $ 290,718
end of period
(000 omitted)

Ratio of          1.47%       1.39%       1.43%       1.36%       1.42% A
expenses to
average net
assets

Ratio of          1.46% E     1.38% E     1.42% E     1.35% E     1.42% A
expenses to
average net
assets after
expense
reductions

Ratio of net      1.73%       2.76%       3.24%       3.11%       3.71% A
investment
income to
average net
assets

Portfolio         31%         65%         24%         61%         34% A
turnover rate

Average          $ .0287
commission
rate F


A ANNUALIZED B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT
BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 8 OF NOTES TO FINANCIAL
STATEMENTS). C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR
PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. D NET INVESTMENT INCOME PER
SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE
PERIOD. E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES
WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 8 OF NOTES TO
FINANCIAL STATEMENTS). F FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995,
A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY
TRADES ON WHICH COMMISSIONS ARE CHARGED.  THIS AMOUNT MAY VARY FROM PERIOD TO
PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS
WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.


MONEY MARKET PORTFOLIO
PERFORMANCE


PERFORMANCE
To evaluate a money market fund's performance, you can look at either total return or yield. Total return reflects the change in value of an investment, assuming reinvestment of the fund's dividend income. Yield measures the income paid by a fund. Since a money market fund tries to maintain a $1 share price, yield is an important measure of performance. CUMULATIVE TOTAL RETURNS
PERIODS ENDED                       PAST 1   PAST 5   PAST
FEBRUARY 28, 1997                   YEAR     YEARS    10
                                                      YEARS

MONEY MARKET                        5.02%    22.53%   72.59%

MONEY MARKET                        1.87%    18.85%   67.41%
(INCL. 3% SALES CHARGE)

All Taxable                         4.91%    22.12%   71.83%
Money Market Funds Average

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years, or 10 years. For example, if you invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050 without including the effect of the 3% sales charge. To measure how the fund's performance stacked up against its peers, you can compare it to the all taxable money market funds average, which reflects the performance of 823 all taxable money market funds with similar objectives tracked by IBC Financial Data, Inc. over the past one year.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                 PAST 1   PAST 5   PAST 10
FEBRUARY 28, 1997             YEAR     YEARS    YEARS

MONEY MARKET                  5.02%    4.15%    5.61%

MONEY MARKET                  1.87%    3.51%    5.29%
(INCL. 3% SALES CHARGE)

All Taxable                   4.91%    4.08%    5.56%
Money Market Funds Average

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had achieved that return by performing at a constant rate each year.
YIELD
Row: 1, Col: 1, Value: 4.71
Row: 1, Col: 2, Value: 4.84
Row: 1, Col: 3, Value: 2.63
Row: 2, Col: 1, Value: 4.819999999999999
Row: 2, Col: 2, Value: 4.88
Row: 2, Col: 3, Value: 2.65
Row: 3, Col: 1, Value: 4.87
Row: 3, Col: 2, Value: 4.83
Row: 3, Col: 3, Value: 2.68
Row: 4, Col: 1, Value: 4.859999999999999
Row: 4, Col: 2, Value: 4.74
Row: 4, Col: 3, Value: 2.66
Row: 5, Col: 1, Value: 5.31
Row: 5, Col: 2, Value: 4.78
Row: 5, Col: 3, Value: 2.76
6% -
4% -
2% -
0%
Money Market
All Taxable
Money Market
Funds Average
MMDA
  2/25/97 12/3/96 9/3/96 5/28/96 2/27/96
MONEY MARKET 4.71% 4.82% 4.87% 4.86% 5.31%
All Taxable
Money Market
Funds Average 4.84% 4.88% 4.83% 4.74% 4.78%
  2/26/97 11/27/96 8/28/96 5/29/96 2/28/96
 MMDA 2.63% 2.65% 2.68% 2.66% 2.76%
YIELD refers to the income paid by the fund over a given period. Yields for money market funds are usually for seven-day periods, expressed as annual percentage rates. A yield that assumes income earned is reinvested or compounded is called an effective yield. The chart above shows the fund's current seven-day yield at quarterly intervals over the past year. You can compare these yields to the all taxable money market funds average and the bank money market deposit account average (MMDA). Figures for the all taxable money market funds average are from IBC Financial Data, Inc. The MMDA average is supplied by BANK RATE MONITOR.(Trademark)

COMPARING PERFORMANCE
There are some important differences
between a bank money market deposit
account (MMDA) and a money market fund.
First, the U.S. Government neither insures nor guarantees a money market fund. In fact, there is no assurance that a money market fund will maintain a $1 share price. Second, a money market fund returns to its shareholders income earned by the fund's investments after expenses. This is in contrast to banks, which set their MMDA rates periodically based on current interest rates, competitors' rates, and internal criteria.
(checkmark)
MONEY MARKET PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW



John Todd,
Portfolio Manager of
Fidelity Select Money
Market Portfolio
Q. JOHN, WHAT HAS THE INVESTING ENVIRONMENT BEEN LIKE OVER THE PAST YEAR?
A. At the beginning of the period, we had just emerged from six or seven months during which the Federal Reserve Board had been lowering the rate banks charge each other for overnight loans - known as the fed funds rate. It had done so in order to stimulate the economy, which had generally been weak for most of 1995. Investors expected this more accommodating Fed policy to continue; however, in the spring it became evident that the economy was bouncing back, and the market adjusted to reflect the sentiment that rates were not likely to decline further. As we moved through the spring and summer, the economy appeared to pick up even more steam, and investors started to look for the Fed to raise the fed funds rate to head off potential inflation pressures that economic strength can produce. During the rest of 1996, overall interest rates fluctuated. They tended to rise prior to Fed meetings in anticipation of rate increase announcements, then drop after the meetings when the Fed, each time, decided to keep official rates unchanged at the 5.25% level it had maintained since January 1996. As we moved into 1997, the markets became complacent as it appeared the economy was slowing and that the Fed would continue to stand pat. Toward the end of the period, however, it became clear that the economy remained strong, and market sentiment again shifted to reflect the belief that the Fed might indeed raise the fed funds rate in 1997.
Q. HOW DID YOU POSITION THE FUND OVER THE COURSE OF THE YEAR?
A. At the beginning of the period, the fund's average maturity ranged from the mid 50- to the mid 60-day range as a hedge against further rate declines. When it became evident that the interest rate environment had shifted and rates were no longer likely to decline, I brought the average maturity back in to the low 40-day range. In the fourth quarter of 1996, I lengthened the maturity again as I was able to find attractive yield opportunities in longer-term securities. The fund's maturity was extended even further at the end of the period to 66 days, as, again, the fund was being adequately compensated with additional yield for buying the longer maturities.
Q. HOW DID THE FUND PERFORM?
A. The fund's seven-day yield on February 28, 1997, was 4.75%, compared to 5.21% 12 months ago. The fund's total return during the 12-month period was 5.02%, compared to 4.91% for the all taxable money market funds average, according to IBC Financial Data, Inc.
Q. JUST BEFORE THE END OF THE PERIOD, FED CHAIRMAN ALAN GREENSPAN INDICATED TO CONGRESS THAT THE FED MIGHT RAISE THE FED FUNDS RATE AT SOME POINT IN 1997. WHAT'S YOUR OUTLOOK GIVEN THE FED'S STANCE?
A. I believe that the Fed will begin to raise rates at some point in the first half of 1997. These rate increases will probably be moderate - probably two but perhaps three moves of .25% each - because Greenspan, in his comments, explained that the Fed would like to make only small adjustments to interest rates in order to pre-empt inflation before we have any real problems. He was fairly adamant about defending this notion in his February testimony, suggesting that the Fed probably will start to raise rates sooner rather than later. Greenspan pointed out that while we don't see any price pressures on goods or services at this time, wages have begun to accelerate. Forces that in the past tended to moderate wage increases - such as corporate downsizing and reductions in health care benefits in the overall compensation scheme - appear to be subsiding. If these business costs start to rise, companies may start to pass them on to the consumer in the form of price increases. At the same time, Greenspan mentioned that the situation is not similar to 1994, when the Fed doubled the fed funds rate to prevent the economy from overheating. At that point, the real fed funds rate - the stated fed funds rate minus the rate of inflation - was essentially at zero. At the end of February, the real fed funds rate was somewhere around 2.0%, close to its long-term average, because inflation has remained fairly low. Given that, it seems only a modest adjustment is called for at this time. As far as the fund is concerned, I'll likely keep its maturity out toward the 60-day range as long as I can maximize the fund's yield by doing so. If we get into a situation where yields on longer-term securities become less attractive, I'll probably bring the fund's maturity back to around 45-50 days.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.


FUND FACTS
START DATE: August 30, 1985
FUND NUMBER: 085
TRADING SYMBOL: FSMMKT
SIZE: as of February 28, 1997, more than $848 million
MANAGER: John Todd, since 1991; manager
various Fidelity and Spartan taxable money market funds; joined Fidelity in 1982
(checkmark)
MONEY MARKET PORTFOLIO
INVESTMENTS FEBRUARY 28, 1997

Showing Percentage of Total Value of Investment in Securities


BANKERS' ACCEPTANCES - 0.2%
  ANNUALIZED YIELD
 DUE AT TIME OF PRINCIPAL VALUE
 DATE PURCHASE AMOUNT (NOTE 1)
DOMESTIC BANKERS' ACCEPTANCES
CHASE MANHATTAN BANK
4/28/97 5.40% $ 1,887,976 $ 1,871,733
CERTIFICATES OF DEPOSIT - 46.3%
DOMESTIC CERTIFICATES OF DEPOSIT - 3.2%
WACHOVIA BANK OF NORTH CAROLINA, NA
3/12/97 5.30  25,000,000  25,000,152
NEW YORK BRANCH, YANKEE DOLLAR, FOREIGN BANKS - 36.0%
ABN-AMRO BANK
3/3/97 5.77  25,000,000  25,000,000
BANK OF TOKYO - MITSUBISHI LTD.
5/5/97 5.60  3,000,000  3,000,000
5/7/97 5.48  2,000,000  2,000,294
5/27/97 5.48  4,000,000  4,000,000
5/30/97 5.48  2,000,000  2,000,000
6/3/97 5.53  4,000,000  4,000,000
BANQUE NATIONALE DE PARIS
3/26/97 5.40  25,000,000  25,000,000
BARCLAYS BANK, PLC
5/12/97 5.37  35,000,000  35,000,000
BAYERISCHE LANDESBANK GIROZENTRALE
4/22/97 5.58 (a)  4,000,000  4,000,000
CAISSE NATIONALE DE CREDIT AGRICOLE
3/24/97 5.62  10,000,000  10,000,000
6/16/97 5.50  10,000,000  10,000,000
COMMERZBANK, GERMANY
3/13/97 5.30  15,000,000  15,000,000
3/14/97 5.30  15,000,000  15,000,000
DEUTSCHE BANK, GERMANY
5/28/97 5.34  14,000,000  14,000,000
LANDESBANK HESSEN - THURINGEN
4/29/97 5.90  14,000,000  13,993,677
1/27/98 5.80  6,000,000  5,997,253
NATIONAL WESTMINSTER BANK PLC
5/1/97 5.42  2,000,000  2,000,055
RABOBANK NEDERLAND, N.V.
3/3/97 5.30  5,000,000  5,000,040
7/29/97 5.50  25,000,000  25,000,000
ROYAL BANK OF CANADA
1/14/98 5.80  17,000,000  16,997,852
SANWA BANK, LTD.
3/26/97 5.42  4,000,000  4,000,113
3/27/97 5.71  2,000,000  2,000,000
4/18/97 5.50  4,000,000  4,000,000
SOCIETE GENERALE, FRANCE
4/9/97 5.42  2,000,000  2,000,000
7/28/97 5.55  15,000,000  15,000,000
8/7/97 5.52  5,000,000  5,000,000
SUMITOMO BANK, LTD.
3/6/97 5.57  2,000,000  2,000,000
4/1/97 5.51  2,000,000  2,000,000
4/3/97 5.60  1,000,000  1,000,000
4/8/97 5.58  2,000,000  2,000,000
5/19/97 5.52  3,000,000  3,000,000
5/19/97 5.54  1,000,000  1,000,000
5/27/97 5.50  1,000,000  1,000,000

  ANNUALIZED YIELD
 DUE AT TIME OF PRINCIPAL VALUE
 DATE PURCHASE AMOUNT (NOTE 1)
SWISS BANK CORP.
7/16/97 5.40% $ 5,000,000 $ 5,000,000
    285,989,284
LONDON BRANCH, EURODOLLAR, FOREIGN BANKS - 7.1%
ABBEY NATIONAL, TREASURY SERVICES
3/17/97 5.43  10,000,000  10,000,000
BANCO BILBAO VIZCAYA, S.A.
5/19/97 5.39  5,000,000  5,000,108
BANK OF NOVA SCOTIA
3/6/97 5.40  10,000,000  10,000,000
BANK OF TOKYO - MITSUBISHI LTD.
3/3/97 5.48  3,000,000  3,000,002
BAYERISCHE HYPOTHEKEN-UND WESCHEL
4/7/97 5.37  5,000,000  5,000,051
BAYERISCHE VEREINSBANK A.G.
8/26/97 5.44  15,000,000  14,999,940
CANADIAN IMPERIAL BANK OF COMMERCE
3/19/97 5.45  5,000,000  5,000,000
SANWA BANK, LTD.
4/11/97 5.54  3,000,000  3,000,068
    56,000,169
TOTAL CERTIFICATES OF DEPOSIT   366,989,605
COMMERCIAL PAPER - 33.3%
AMERICAN BRANDS, INC.
4/2/97 5.41  4,346,000  4,325,294
ASSOCIATES CORP. OF NORTH AMERICA
3/25/97 5.49  4,000,000  3,985,573
BMW U.S. CAPITAL CORP.
4/24/97 5.34  21,381,000  21,211,342
BEAR STEARNS COS., INC.
5/21/97 5.37  2,000,000  1,976,195
CIT GROUP HOLDINGS, INC.
3/17/97 5.48  6,000,000  5,985,573
CHRYSLER FINANCIAL CORPORATION
3/12/97 5.49  1,000,000  998,335
3/24/97 5.38  5,000,000  4,982,926
4/21/97 5.45  1,000,000  992,350
4/29/97 5.45  1,000,000  991,150
CITIBANK CREDIT CARD MASTER TRUST I (DAKOTA CERTIFICATE PROGRAM)
3/5/97 5.37  4,367,000  4,364,404
3/6/97 5.36  5,000,000  4,996,292
3/12/97 5.47  4,724,000  4,716,205
COMMONWEALTH BANK OF AUSTRALIA
3/5/97 5.38  7,000,000  6,995,870
DEN DANSKE BANK A/S
3/17/97 5.50  5,000,000  4,988,044
ELECTRICITE DE FRANCE
7/28/97 5.47  8,000,000  7,823,518
FORD MOTOR CREDIT CORP.
4/23/97 5.37  20,000,000  19,843,650
GTE CORP.
3/10/97 5.36  3,000,000  2,995,995
COMMERCIAL PAPER - CONTINUED
  ANNUALIZED YIELD
 DUE AT TIME OF PRINCIPAL VALUE
 DATE PURCHASE AMOUNT (NOTE 1)
GENERAL ELECTRIC CAPITAL CORP.
3/5/97 5.76% $ 10,000,000 $ 9,993,778
3/12/97 5.76  4,000,000  3,993,156
5/29/97 5.34  10,000,000  9,869,714
6/3/97 5.44  15,000,000  14,792,808
GENERAL ELECTRIC CO.
3/10/97 5.33%  10,000,000  9,986,750
GENERAL MOTORS ACCEPTANCE CORP.
4/28/97 5.50  10,000,000  9,913,000
8/27/97 5.50  3,000,000  2,920,196
GOLDMAN SACHS GROUP, L.P. (THE)
4/29/97 5.50  10,000,000  9,912,320
IBM CREDIT CORP.
3/3/97 5.39  2,000,000  1,999,411
MERRILL LYNCH & CO., INC.
3/12/97 5.68  1,000,000  998,312
MONSANTO CO.
6/16/97 5.40  8,300,000  8,169,252
MORGAN STANLEY GROUP, INC.
4/15/97 5.40  10,000,000  9,933,250
5/21/97 5.35  9,000,000  8,893,080
NATIONAL BANK OF CANADA
3/3/97 5.43  3,000,000  2,999,107
NATIONWIDE BUILDING SOCIETY
5/13/97 5.38  15,000,000  14,838,488
NORFOLK SOUTHERN CORP.
5/12/97 5.42  3,000,000  2,967,900
5/19/97 5.43  2,000,000  1,976,520
PREFERRED RECEIVABLES FUNDING CORP.
4/22/97 5.36  1,467,000  1,455,748
SBC FINANCE (DELAWARE), INC.
3/11/97 5.76  20,000,000  19,968,889
TEXTRON, INC.
3/4/97 5.50  1,000,000  999,544
WOOL INTERNATIONAL
3/7/97 5.65  15,000,000  14,986,249
TOTAL COMMERCIAL PAPER   263,740,188
FEDERAL AGENCIES (A) - 4.4%
FEDERAL NATIONAL MORTGAGE ASSOC. - AGENCY COUPONS
3/2/97 5.38  25,000,000  24,996,702
3/13/97 5.43  5,000,000  4,996,902
3/29/97 5.31  5,000,000  4,999,176
TOTAL FEDERAL AGENCIES   34,992,780
U.S. TREASURY OBLIGATIONS - 3.0%
U.S. TREASURY BILLS (NOTE)
3/5/98 5.36  25,000,000  23,643,847
BANK NOTES (A) - 0.8%
PNC BANK
3/10/97 5.44  3,000,000  2,998,539
3/11/97 5.35  3,000,000  2,999,559
TOTAL BANK NOTES   5,998,098
MASTER NOTES (A) - 2.0%
  ANNUALIZED YIELD
 DUE AT TIME OF PRINCIPAL VALUE
 DATE PURCHASE AMOUNT (NOTE 1)
J.P. MORGAN SECURITIES
3/7/97 5.41% $ 3,000,000 $ 3,000,000
3/7/97 5.44  13,000,000  13,000,000
TOTAL MASTER NOTES   16,000,000
MEDIUM-TERM NOTES (A) - 1.1%
GENERAL MOTORS ACCEPTANCE CORP.
5/1/97 5.56  5,000,000  5,000,000
NORWEST CORP.
4/22/97 5.55  4,000,000  4,000,000
TOTAL MEDIUM-TERM NOTES   9,000,000
SHORT-TERM NOTES (A)(B) - 2.5%
SMM TRUST (1996-I)
3/31/97 5.43  7,000,000  7,000,000
SMM TRUST (1996-P)
3/17/97 5.46  5,000,000  5,000,000
SMM TRUST (1996-V)
3/26/97 5.64  8,000,000  8,000,000
TOTAL SHORT-TERM NOTES   20,000,000
TIME DEPOSITS - 0.4%
BANK OF TOKYO - MITSUBISHI LTD.
4/3/97 5.50  3,000,000  3,000,000
REPURCHASE AGREEMENTS - 6.0%
 MATURITY
 AMOUNT
In a joint trading account
(U.S. Government Obligations):
 dated 2/28/97 due 3/3/97
   At 5.43%  $ 2,894,309  2,893,000
 dated 2/25/97 due 3/4/97
   At 5.37%   25,026,104  25,000,000
 dated 2/19/97 due 3/12/97
   At 5.30%   20,061,833  20,000,000
TOTAL REPURCHASE AGREEMENTS   47,893,000
TOTAL INVESTMENTS - 100%  $ 793,129,251
TOTAL COST FOR INCOME TAX PURPOSES - $793,129,251
LEGEND
1. The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due date on these types of securities reflects the next interest rate reset date or, when applicable, the final maturity date.
2. Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $20,000,000 or 2.4% of net assets.
INCOME TAX INFORMATION
A total of 2.7% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.
The fund will notify shareholders in January 1998 of the applicable percentage for use in preparing 1997 income tax returns.
MONEY MARKET PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
 FEBRUARY 28, 1997


ASSETS

Investment in securities, at                                                                                    $ 793,129,251
value (including repurchase agreements of $47,893,000) - See accompanying schedule

Receivable for fund shares sold                                                                                  142,610,719

Interest receivable                                                                                              3,917,317

 TOTAL ASSETS                                                                                                    939,657,287

LIABILITIES

Payable for investments purchased                                                                $ 56,812,267

Payable for fund shares redeemed                                                                  34,331,836

Accrued management fee                                                                            115,104

Other payables and accrued expenses                                                               230,196

 TOTAL LIABILITIES                                                                                               91,489,403

NET ASSETS                                                                                                      $ 848,167,884

Net Assets consist of:

Paid in capital                                                                                                 $ 848,155,015

Accumulated net realized gain (loss) on investments                                                              12,869

NET ASSETS, for 848,149,757                                                                                     $ 848,167,884
shares outstanding

NET ASSET VALUE and redemption price per share ($848,167,884 (divided by) 848,149,757 shares)                    $1.00

Maximum offering price per share (100/97.00 of $1.00)                                                            $1.03


STATEMENT OF OPERATIONS
 YEAR ENDED FEBRUARY 28, 1997


INTEREST INCOME                                                       $ 42,743,060

EXPENSES

Management fee                                          $ 1,584,080

Transfer agent fees                                      1,976,166

Accounting fees and expenses                             108,892

Non-interested trustees' compensation                    2,158

Custodian fees and expenses                              17,070

Registration fees                                        616,029

Audit                                                    24,503

Legal                                                    4,826

Miscellaneous                                            31,877

 Total expenses before reductions                        4,365,601

 Expense reductions                                      (521          4,365,080
                                                        )

NET INTEREST INCOME                                                    38,377,980

NET REALIZED GAIN (LOSS)                                               9,751
 ON INVESTMENTS

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $ 38,387,731

OTHER INFORMATION                                                     $ 2,788,424
Sales charges paid to FDC

 Deferred sales charges withheld                                      $ 97,630
 by FDC

 Expense reductions                                                   $ 521
  Custodian interest credits


STATEMENT OF CHANGES IN NET ASSETS
INCREASE         YEAR ENDED     YEAR ENDED
(DECREASE) IN    FEBRUARY 28,   FEBRUARY 29,
NET ASSETS       1997           1996

Operations          $ 38,377,980       $ 35,253,224
Net interest
income

 Net realized        9,751              33,656
gain (loss)

 NET INCREASE        38,387,731         35,286,880
(DECREASE)
IN NET
ASSETS
RESULTING
FROM
OPERATIONS

Distributions to     (38,377,980)       (35,253,224)
shareholders
from net
interest
income

Share                7,030,225,686      6,107,173,652
transactions
at net asset
value of
$1.00 per
share
Proceeds
from sales of
shares

 Reinvestmen         35,577,810         32,687,547
t of
distributions
from net
interest
income

 Cost of             (6,828,466,797)    (6,102,217,401)
shares
redeemed

 NET INCREASE        237,336,699        37,643,798
(DECREASE)
IN NET
ASSETS
RESULTING
FROM SHARE
TRANSACTIO
NS

  TOTAL              237,346,450        37,677,454
INCREASE
(DECREASE)
IN NET ASSETS


NET ASSETS

 Beginning of        610,821,434        573,143,980
period

 End of period      $ 848,167,884      $ 610,821,434


SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

             YEAR ENDED     YEAR ENDED     YEARS ENDED FEBRUARY 28,          TEN MONTHS
             FEBRUARY 28,   FEBRUARY 29,                                     ENDED
                                                                             FEBRUARY 28,

SELECTED     1997           1996           1995                       1994   1993
PER-SHARE
DATA


Net asset         $ 1.000     $ 1.000     $ 1.000     $ 1.000     $ 1.000
value,
beginning of
period

Income from        .049        .054        .042        .026        .026
Investment
Operations
Net interest
income

Less
Distributions

 From net          (.049)      (.054)      (.042)      (.026)      (.026)
interest
income

Net asset         $ 1.000     $ 1.000     $ 1.000     $ 1.000     $ 1.000
value, end of
period

TOTAL RETURN B     5.02%       5.56%       4.28%       2.62%       2.63%

RATIOS AND
SUPPLEMENT
AL DATA

Net assets,       $ 848,168   $ 610,821   $ 573,144   $ 518,657   $ 431,133
end of period
(000 omitted)

Ratio of           .56%        .59%        .65%        .72%        .56% A
expenses to
average net
assets

Ratio of net       4.92%       5.39%       4.19%       2.59%       3.09% A
interest
income to
average net
assets


A ANNUALIZED
B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS
THAN ONE YEAR ARE NOT ANNUALIZED.


NOTES TO FINANCIAL STATEMENTS
For the period ended February 28, 1997


1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Select Portfolios (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The trust has thirty-five equity funds (the fund or the funds) which invest primarily in securities of companies whose principal business activities fall within specific industries, and a money market fund which invests in high quality money market instruments. Each fund is authorized to issue an unlimited number of shares. The American Gold Portfolio and the Precious Metals and Minerals Portfolio may also invest in certain precious metals. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the funds:
SECURITY VALUATION:
EQUITY FUNDS. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities (including restricted securities) for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Direct investments in precious metals in the form of bullion are valued at the most recent bid price quoted by a major bank on the New York Commodities Exchange.
MONEY MARKET FUND. As permitted under Rule 2a-7 of the 1940 Act, and certain conditions therein, securities are valued initially at cost and thereafter assume a constant amortization to maturity of any discount or premium.
FOREIGN CURRENCY TRANSLATION. The accounting records of the funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency exchange rates established at the time of each trade.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, each fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for the fiscal year. The schedules of investments include information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME:
EQUITY FUNDS. Dividend income is recorded on the ex-dividend date except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
MONEY MARKET FUND. Interest income, which includes amortization of premium and accretion of discount, is accrued as earned.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Dividends are declared daily and paid monthly from net interest income for the money market fund. Distributions are recorded on the ex-dividend date for all other funds.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, foreign currency transactions, passive foreign investment companies (PFIC), partnerships, non-taxable dividends, net operating losses, capital loss carryforwards, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations. Certain funds also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
REDEMPTION FEES. Shares redeemed (including exchanges) from an equity fund are subject to redemption fees. Shares held less than 30 days are subject to a short-term redemption fee equal to .75% of the net asset value of shares redeemed. Shares held 30 days or more are subject to a long-term redemption fee equal to the lesser of $7.50 or .75% of the net asset value of shares redeemed. The fees, which are retained by the fund, are accounted for as an addition to paid in capital. Shareholders are also subject to an additional $7.50 fee for shares exchanged into another Fidelity fund (see
Note 4).
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. Certain funds use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade. The cost of the foreign currency contracts is included in the cost basis of the associated investment.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the funds, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency Securities are transferred to an account of the funds, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the funds' investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the funds may invest in the Taxable Central Cash Fund (the Cash Fund) managed by FMR Texas, an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in U.S. Treasury securities and repurchase agreements for these securities, and may be utilized by the funds as an additional cash management option. Dividends from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions received by the funds are recorded as interest income.
INTERFUND LENDING PROGRAM. Pursuant to an Exemptive Order issued by the SEC, the funds, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds.
3. PURCHASES AND SALES OF INVESTMENTS.
Information regarding purchases and sales of securities (other than short-term securities) is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As each fund's investment adviser, FMR receives a monthly fee.
For each equity fund, the monthly fee is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of each fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to .5200% for the period. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The annualized individual fund fee rate is .30%. For the period, the management fee was equivalent to an annual rate which ranged between .60% and .62% of average net assets for the equity funds.
For the money market fund, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund and an income-based fee. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .1100% to .3700% for the period. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The annual individual fund fee rate is .03%. The income-based fee is added only when the fund's gross yield exceeds 5%. At that time, the fee would equal 6% of that portion of the fund's gross income that represents a gross yield of more than 5% per year. The maximum income-based component is .24% of average net assets. For the period, the management fee was equivalent to an annual rate of .20% of the fund's average net assets.
SUB-ADVISER FEE. As the money market fund's investment sub-adviser, FMR Texas Inc., a wholly owned subsidiary of FMR, receives a fee from FMR of 50% of the management fee payable to FMR. The fee is paid prior to any voluntary expense reimbursements which may be in effect.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
SALES LOAD. Fidelity Distributors Corporation (FDC), an affiliate of FMR, is the general distributor of each fund. FDC is paid a 3% sales charge on sales of shares of each fund. Prior to October 12, 1990, FDC was paid a 2% sales charge and a 1% deferred sales charge. Shares purchased before October 12, 1990 are subject to the deferred sales charge upon redemption or exchange to any other Fidelity fund (other than Select funds). The amounts received by FDC for sales charges and deferred sales charges are shown under the caption "Other Information" on each fund's Statement of Operations.
TRANSFER AGENT FEES. Fidelity Service Co. (FSC), an affiliate of FMR, is the funds' transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements.
ACCOUNTING AND SECURITY LENDING FEES. FSC maintains each fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.
EXCHANGE FEES. FSC receives the proceeds of $7.50 to cover administrative costs associated with exchanges out of an equity fund to any other Fidelity Select fund or to any other Fidelity fund. The exchange fees retained by FSC are shown under the caption "Other Information" on each fund's Statement of Operations.
BROKERAGE COMMISSIONS. Certain funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of each applicable fund's schedule of investments.
5. INTERFUND LENDING PROGRAM.
Each fund is permitted to participate in the interfund lending program. Information regarding each fund's participation in the program is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.
6. SECURITY LENDING.
Certain equity funds loaned securities to certain brokers who paid the fund negotiated lenders' fees. These fees are included in interest income. Each applicable fund receives U.S. Treasury obligations and/or cash as collateral against the loaned securities, in an amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. For funds with loans outstanding at the period end, the value of the securities loaned and the value of collateral held are shown under the caption "Other Information" at the end of each applicable fund's schedule of investments.
7. BANK BORROWINGS.
Each fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. Each fund has established borrowing arrangements with certain banks. Under the most restrictive arrangement, each fund must pledge to the bank securities having a market value in excess of 220% of the total bank borrowings. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Information regarding each applicable fund's participation in the program is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.
8. EXPENSE REDUCTIONS.
FMR voluntarily agreed to reimburse the funds' operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) above an annual rate of 2.50% of average net assets. In addition, FMR agreed to reimburse each fund's expenses in accordance with a state expense limitation if, and to the extent that, the total operating expenses of each fund, excluding interest, taxes, brokerage commissions and extraordinary expenses, are in excess of specified percentages of the average net assets of the fund for its fiscal year. The lowest limitation applicable to the fund is 2.50% of the first $30 million of average net assets, 2.0% of the next $70 million and 1.50% of the excess. FMR retains the ability to be repaid by the fund for these expense reductions in the amount that expenses fall below the limit prior to the end of the fiscal year. For the period, the reimbursement reduced expenses by $25,611 for Select Transportation Portfolio.
FMR has directed certain portfolio trades to brokers who paid a portion of each equity fund's expenses. In addition, certain funds have entered into arrangements with their custodian and transfer agent whereby interest earned on uninvested cash balances was used to offset a portion of each applicable fund's expenses. For the period, the reductions under these arrangements are shown under the caption "Other Information" on each applicable fund's Statement of Operations.
9. BENEFICIAL INTEREST.
At the end of the period, certain unaffiliated shareholders were record owners of 10% or more of the total outstanding shares of the following funds:
BENEFICIAL INTEREST
FUND NUMBER OF SHAREHOLDERS % OWNERSHIP
Consumer Industries 1 10.3
Retailing 1 13.3
Transportation 1 10.5
10. TRANSACTIONS WITH AFFILIATED COMPANIES.
An affiliated company is a company in which a fund has ownership of at least 5% of the voting securities. Information regarding affiliated companies is included in the "Legend" following each applicable fund's schedule of investments.
11. LITIGATION.
In December 1995, a single individual who purchased shares of Apple Computer, Inc. ("Apple") in September 1995 filed a purported class action complaint in the United States District Court in Boston against Select Technology Portfolio, Select Computers Portfolio and others. The complaint alleges that, in violation of a federal securities law and state common law, the funds' portfolio manager made misleading statements regarding Apple and the funds' holdings of Apple. The defendants deny the allegations in the complaint and intend to defend the lawsuits vigorously.
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees and the Shareholders of Fidelity Select Portfolios:
In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the thirty-six funds constituting Fidelity Select Portfolios at February 28, 1997, the results of each of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Select Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 1997 by correspondence with the custodians and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.
PRICE WATERHOUSE LLP
Boston, Massachusetts
April 18, 1997
DISTRIBUTIONS


The Board of Trustees of Fidelity Select Portfolios voted to pay to shareholders of record at the opening of business on record date, the following distributions derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income for each of the following funds:
  AMOUNTS PER SHARE
  RECORD &     REINVESTMENT
FUND EX-DATE PAY DATE DIVIDENDS CAPITAL GAINS TOTAL PRICE
American Gold  4/4/97 4/7/97 $ - $ 1.29 $ 1.29 $ 22.55
Automotive  4/4/97 4/7/97  .06  .86  .92  23.56
Biotechnology  4/4/97 4/7/97  -  .59  .59  29.64
Brokerage and Investment Management 4/4/97 4/7/97 .01 .04 .05 23.52 Chemicals 4/4/97 4/7/97 .01 .03 .04 40.65
Computers  4/4/97 4/7/97  -  3.79  3.79  42.18
Construction and Housing  4/4/97 4/7/97  .02  2.17  2.19  18.90
Defense and Aerospace  4/4/97 4/7/97  -  .39  .39  27.82
Electronics  4/4/97 4/7/97  -  3.25  3.25  32.90
Energy  4/4/97 4/7/97  .03  1.00  1.03  20.17
Energy Service  4/4/97 4/7/97  -  1.21  1.21  19.63
Financial Services  4/4/97 4/7/97  .19  3.46  3.65  72.81
Food and Agriculture  4/4/97 4/7/97  .14  2.68  2.82  39.84
Health Care  4/4/97 4/7/97  .10  6.28  6.38  89.96
Home Finance  4/11/97 4/14/97  .14  2.49  2.63  39.23
Industrial Equipment  4/11/97 4/14/97  .02  1.86  1.88  22.55
Industrial Materials  4/11/97 4/14/97  .03  2.00  2.03  23.48
Insurance  4/11/97 4/14/97  -  1.44  1.44  29.70
Leisure  4/11/97 4/14/97  -  2.21  2.21  43.99
Medical Delivery  4/11/97 4/14/97  -  2.03  2.03  24.37
Multimedia  4/11/97 4/14/97  -  .55  .55  23.28
Natural Gas  4/11/97 4/14/97  -  .33  .33  11.71
Paper and Forest Products  4/11/97 4/14/97  .04  .51  .55  19.70
Regional Banks  4/11/97 4/14/97  .03  .14  .17  30.30
Retailing  4/11/97 4/14/97  -  .35  .35  33.16
Software and Computer Services  4/11/97 4/14/97  -  2.46  2.46  34.11
Technology  4/11/97 4/14/97  -  7.16  7.16  47.71
Telecommunications  4/11/97 4/14/97  -  1.04  1.04  38.15
Transportation  4/11/97 4/14/97  -  .39  .39  22.81
Utilities Growth  4/11/97 4/14/97  .19  .89  1.08  42.09
FEDERAL TAX STATUS
Dividend and capital gain distributions will be taxable regardless of whether you take them in cash or in additional shares. You will be notified at a later date as to the tax treatment of these distributions and dividends. If you receive additional shares, the amount received should be treated as an additional purchase and added to your cost basis.
The reinvestment price is the 10:00 A.M. price on each fund's ex-date.
NOTE: IF YOUR ACCOUNT IS A FIDELITY PROTOTYPE RETIREMENT PLAN SUCH AS AN INDIVIDUAL RETIREMENT ACCOUNT (IRA), A KEOGH PLAN, A 403(B), OR A QUALIFIED PENSION OR PROFIT SHARING PLAN, THE ABOVE DATA IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY AND IS NOT REPORTABLE FOR TAX PURPOSES IN 1997. INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
INVESTMENT SUB-ADVISERS
FMR Texas Inc., Irving, TX, MONEY MARKET FUND
Fidelity Management & Research
 (U.K.) Inc., London, England
Fidelity Management & Research
 (Far East) Inc., Tokyo, Japan
OFFICERS
Edward C. Johnson 3d, PRESIDENT
J. Gary Burkhead, SENIOR VICE PRESIDENT
William J. Hayes, VICE PRESIDENT
Sarah H. Zenoble, VICE PRESIDENT, MONEY MARKET FUND
Arthur S. Loring, SECRETARY
Kenneth A. Rathgeber, TREASURER
Robert H. Morrison, MANAGER, SECURITY TRANSACTIONS
Thomas D. Maher, ASSISTANT VICE PRESIDENT, MONEY MARKET FUND
John H. Costello, ASSISTANT TREASURER
Leonard M. Rush, ASSISTANT TREASURER
Thomas J. Simpson, ASSISTANT TREASURER, MONEY MARKET FUND
BOARD OF TRUSTEES
J. Gary Burkhead
Ralph F. Cox *
Phyllis Burke Davis *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Thomas R. Williams *
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA
CUSTODIANS
Brown Brothers Harriman & Co.
Boston, MA
 and
The Bank of New York
New York, NY
CORPORATE HEADQUARTERS
82 Devonshire Street
Boston, MA 02109
1-800-544-8888
* INDEPENDENT TRUSTEES
FIDELITY SELECT PORTFOLIOS
CONSUMER SECTOR
Consumer Industries
Food and Agriculture
Leisure
Multimedia
Retailing
CYCLICALS SECTOR
Air Transportation
Automotive
Chemicals
Cyclical Industries * *
Construction and Housing
Defense and Aerospace
Environmental Services
Industrial Equipment
Industrial Materials
Paper and Forest Products
Transportation
FINANCIAL SERVICES SECTOR
Brokerage and Investment Management
Financial Services
Home Finance
Insurance
Regional Banks
HEALTH CARE SECTOR
Biotechnology
Health Care
Medical Delivery
NATURAL RESOURCES SECTOR
American Gold
Energy
Energy Service
Natural Resources * *
Precious Metals and Minerals
TECHNOLOGY SECTOR
Computers
Developing Communications
Electronics
Software and Computer Services
Technology
UTILITIES SECTOR
Natural Gas
Telecommunications
Utilities Growth
Money Market
THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions  1-800-544-7777
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0111
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
TouchTone Xpress 1-800-544-5555
SM
 AUTOMATED LINE FOR QUICKEST SERVICE
* * FUND LAUNCHED 3/3/97


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P.O. Box 193
Boston, MA 02101